UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-04149
                                   ---------

                      FRANKLIN TAX-FREE TRUST
                      -----------------------
        (Exact name of registrant as specified in charter)

          ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -----------------------------------------------
     (Address of principal executive offices) (Zip code)

   CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
   -------------------------------------------------------------
              (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 2/28
                         ----

Date of reporting period: 8/31/08
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                AUGUST 31, 2008

Franklin Insured
Tax-Free Income Fund

Franklin Massachusetts Insured
Tax-Free Income Fund

Franklin Michigan Insured
Tax-Free Income Fund

Franklin Minnesota Insured
Tax-Free Income Fund

Franklin Ohio Insured
Tax-Free Income Fund

                    SEMIANNUAL REPORT AND SHAREHOLDER LETTER

                                TAX-FREE INCOME

                            FRANKLIN TAX-FREE TRUST

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                                   (GRAPHIC)

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the semiannual report

Contents

CEO's MESSAGE ............................................................     1
SPECIAL FEATURE:
Understanding Interest Rates .............................................     4
SEMIANNUAL REPORT
Municipal Bond Market Overview ...........................................     8
Investment Strategy and Manager's Discussion .............................    11
Franklin Insured Tax-Free Income Fund ....................................    12
Franklin Massachusetts Insured Tax-Free Income Fund ......................    20
Franklin Michigan Insured Tax-Free Income Fund ...........................    28
Franklin Minnesota Insured Tax-Free Income Fund ..........................    36
Franklin Ohio Insured Tax-Free Income Fund ...............................    43
Financial Highlights and Statements of Investments .......................    52
Financial Statements .....................................................   115
Notes to Financial Statements ............................................   124
Shareholder Information ..................................................   136

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 12, 2008

Dear Shareholder:

The enclosed semiannual report for Franklin Tax-Free Trust covers the six months ended August 31, 2008, but I would like to add some comments on market events that occurred in September and early October. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world has seized up, and the fallout has impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or

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NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1
find an orderly way for them to be acquired. Here in the U.S., the Federal Reserve and Treasury Department have moved rapidly to establish new programs for easing money-market pressures and handling troubled financial assets. The outcome of all of these efforts may take a while to be realized, but I believe that the latest actions here and abroad mark a significant turning point.

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often. . . .
For 100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too --
made money in stocks . . . . In this century or the next it's still 'Buy low, sell high.'"(3)

Sir John knew that these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by fund objective, investment clientele, management brand and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management.

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.


                      2 | Not part of the semiannual report

It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage led Standard & Poor's to recently raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions on the ground remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed semiannual report for Franklin Tax-Free Trust, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the six months ended August 31, 2008. The report contains additional performance data and financial information. Our website, FRANKLINTEMPLETON.COM, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson

Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 12, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(4.) Source: Standard & Poor's press release, October 6, 2008.


                      Not part of the semiannual report | 3

Special Feature

UNDERSTANDING INTEREST RATES

HAVE YOU EVER WONDERED WHY YOUR TAX-FREE INCOME FUND SHARE PRICE FLUCTUATES? OR WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? AT FRANKLIN TEMPLETON INVESTMENTS, MAXIMIZING TAX-FREE INCOME AND PRESERVING OUR SHAREHOLDERS' CAPITAL ARE OUR TOP PRIORITIES.(1) EVEN SO, CHANGES IN THE ECONOMY AND INTEREST RATES CAN HAVE AN IMPACT ON YOUR FUND'S SHARE PRICE AND DIVIDENDS.

BELOW YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BONDS AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.

Q.   WHAT IS THE DIFFERENCE BETWEEN SHORT- AND LONG-TERM INTEREST RATES?

A. The Federal Reserve Board controls the federal funds target rate (Fed funds rate), which is the rate banks charge other banks for overnight loans. This rate, in turn, influences the market for shorter-term securities. The Fed closely monitors the economy and has the power to raise or lower the Fed funds rate to keep inflation in check or to help stimulate the economy.

     Long-term interest rates, as represented by yields of the 10-year or 30-year Treasury bond, are market driven and tend to move in anticipation of changes in the economy and inflation.

Q. AS A TAX-FREE FUND INVESTOR, SHOULD I PAY MORE ATTENTION TO SHORT- OR LONG-TERM INTEREST RATES?

A. Most Franklin tax-free income fund shareholders may want to keep a closer eye on long-term interest rates. That's because tax-free income fund portfolios comprising municipal bonds with longer maturities are generally more sensitive to changes in long-term interest rates than portfolios with shorter-term municipal bonds.

     In contrast, shareholders of Franklin limited-term tax-free income funds may want to pay more attention to short-term interest rates. These funds, which hold bonds with shorter-term maturities, are typically more influenced by short-term interest rates than funds holding municipal bonds with longer maturities.

(1.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      4 | Not part of the semiannual report

Q.   WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, the strength of the U.S. dollar and the pace of economic growth.

     If the economy slows down, the Fed may lower the Fed funds rate to stimulate economic growth, as we witnessed from September 2007 to April 2008. On the other hand, strong economic growth can lead to inflation. If the Fed becomes concerned about inflation, it may attempt to cool the economy by raising the Fed funds rate, as it did from mid-2004 through mid-2006.

     As illustrated below, it should be noted that short- and long-term interest rates don't necessarily move in tandem. While short-term rates rose substantially from 2004 through 2006, long-term rates, despite some fluctuations, experienced only a slight increase.

INTEREST RATES(2)
10-Year Period Ended June 30, 2008

                               (PERFORMANCE GRAPH)

             FEDERAL FUNDS      10-YEAR      30-YEAR U.S.
   DATE       TARGET RATE    U.S. TREASURY     TREASURY
   ----      -------------   -------------   ------------
6/30/1998        5.50%           5.45%           5.63%
7/31/1998        5.50%           5.49%           5.71%
8/31/1998        5.50%           4.98%           5.27%
9/30/1998        5.25%           4.42%           4.98%
10/31/1998       5.00%           4.61%           5.16%
11/30/1998       4.75%           4.71%           5.06%
12/31/1998       4.75%           4.65%           5.10%
1/31/1999        4.75%           4.65%           5.09%
2/28/1999        4.75%           5.29%           5.58%
3/31/1999        4.75%           5.24%           5.63%
4/30/1999        4.75%           5.35%           5.66%
5/31/1999        4.75%           5.62%           5.83%
6/30/1999        5.00%           5.78%           5.96%
7/31/1999        5.00%           5.90%           6.10%
8/31/1999        5.25%           5.97%           6.06%
9/30/1999        5.25%           5.88%           6.05%
10/31/1999       5.25%           6.02%           6.16%
11/30/1999       5.50%           6.19%           6.29%
12/31/1999       5.50%           6.44%           6.48%
1/31/2000        5.50%           6.67%           6.49%
2/29/2000        5.75%           6.41%           6.14%
3/31/2000        6.00%           6.00%           5.83%
4/30/2000        6.00%           6.21%           5.96%
5/31/2000        6.50%           6.27%           6.01%
6/30/2000        6.50%           6.03%           5.90%
7/31/2000        6.50%           6.03%           5.78%
8/31/2000        6.50%           5.73%           5.67%
9/30/2000        6.50%           5.80%           5.89%
10/31/2000       6.50%           5.75%           5.79%
11/30/2000       6.50%           5.47%           5.61%
12/31/2000       6.50%           5.11%           5.46%
1/31/2001        5.50%           5.11%           5.50%
2/28/2001        5.50%           4.90%           5.31%
3/31/2001        5.00%           4.92%           5.44%
4/30/2001        4.50%           5.34%           5.79%
5/31/2001        4.00%           5.38%           5.75%
6/30/2001        3.75%           5.41%           5.76%
7/31/2001        3.75%           5.05%           5.52%
8/31/2001        3.50%           4.83%           5.37%
9/30/2001        3.00%           4.59%           5.42%
10/31/2001       2.50%           4.23%           4.87%
11/30/2001       2.00%           4.75%           5.29%
12/31/2001       1.75%           5.05%           5.47%
1/31/2002        1.75%           5.03%           5.43%
2/28/2002        1.75%           4.88%           5.42%
3/31/2002        1.75%           5.40%           5.80%
4/30/2002        1.75%           5.09%           5.59%
5/31/2002        1.75%           5.05%           5.62%
6/30/2002        1.75%           4.80%           5.51%
7/31/2002        1.75%           4.46%           5.30%
8/31/2002        1.75%           4.14%           4.93%
9/30/2002        1.75%           3.60%           4.67%
10/31/2002       1.75%           3.89%           4.99%
11/30/2002       1.25%           4.21%           5.04%
12/31/2002       1.25%           3.82%           4.78%
1/31/2003        1.25%           3.96%           4.84%
2/28/2003        1.25%           3.69%           4.67%
3/31/2003        1.25%           3.80%           4.82%
4/30/2003        1.25%           3.84%           4.77%
5/31/2003        1.25%           3.37%           4.38%
6/30/2003        1.00%           3.52%           4.56%
7/31/2003        1.00%           4.41%           5.36%
8/31/2003        1.00%           4.47%           5.22%
9/30/2003        1.00%           3.94%           4.88%
10/31/2003       1.00%           4.30%           5.13%
11/30/2003       1.00%           4.33%           5.13%
12/31/2003       1.00%           4.25%           5.07%
1/31/2004        1.00%           4.13%           4.96%
2/29/2004        1.00%           3.97%           4.84%
3/31/2004        1.00%           3.84%           4.77%
4/30/2004        1.00%           4.51%           5.29%
5/31/2004        1.00%           4.65%           5.35%
6/30/2004        1.25%           4.58%           5.29%
7/31/2004        1.25%           4.48%           5.20%
8/31/2004        1.50%           4.12%           4.93%
9/30/2004        1.75%           4.12%           4.89%
10/31/2004       1.75%           4.03%           4.79%
11/30/2004       2.00%           4.35%           5.00%
12/31/2004       2.25%           4.22%           4.83%
1/31/2005        2.25%           4.13%           4.59%
2/28/2005        2.50%           4.38%           4.72%
3/31/2005        2.75%           4.48%           4.76%
4/30/2005        2.75%           4.20%           4.51%
5/31/2005        3.00%           3.98%           4.32%
6/30/2005        3.25%           3.92%           4.19%
7/31/2005        3.25%           4.28%           4.47%
8/31/2005        3.50%           4.02%           4.26%
9/30/2005        3.75%           4.33%           4.57%
10/31/2005       3.75%           4.55%           4.76%
11/30/2005       4.00%           4.49%           4.69%
12/31/2005       4.25%           4.39%           4.54%
1/31/2006        4.50%           4.52%           4.68%
2/28/2006        4.50%           4.55%           4.51%
3/31/2006        4.75%           4.85%           4.89%
4/30/2006        4.75%           5.05%           5.16%
5/31/2006        5.00%           5.12%           5.23%
6/30/2006        5.25%           5.14%           5.19%
7/31/2006        5.25%           4.98%           5.07%
8/31/2006        5.25%           4.73%           4.88%
9/30/2006        5.25%           4.63%           4.76%
10/31/2006       5.25%           4.60%           4.72%
11/30/2006       5.25%           4.46%           4.56%
12/31/2006       5.25%           4.70%           4.81%
1/31/2007        5.25%           4.81%           4.91%
2/28/2007        5.25%           4.57%           4.68%
3/31/2007        5.25%           4.65%           4.84%
4/30/2007        5.25%           4.62%           4.81%
5/31/2007        5.25%           4.89%           5.01%
6/30/2007        5.25%           5.03%           5.13%
7/31/2007        5.25%           4.74%           4.90%
8/31/2007        5.25%           4.53%           4.82%
9/30/2007        4.75%           4.59%           4.84%
10/31/2007       4.50%           4.47%           4.75%
11/30/2007       4.50%           3.94%           4.38%
12/31/2007       4.25%           4.03%           4.45%
1/31/2008        3.00%           3.60%           4.32%
2/29/2008        3.00%           3.51%           4.40%
3/31/2008        2.25%           3.41%           4.29%
4/30/2008        2.00%           3.73%           4.47%
5/31/2008        2.00%           4.06%           4.72%
6/30/2008        2.00%           3.97%           4.53%

(2.) Sources: Federal Reserve and Bloomberg, as of 6/30/08.


                      Not part of the semiannual report | 5

Q.   HOW DO CHANGES IN INTEREST RATES AFFECT BOND PRICES?

A. Typically, bond prices, and thus a tax-free income fund's share price, move in the opposite direction of interest rates. When rates go up, newly issued bonds come to market with higher yields than existing bonds. The newly issued bonds become more attractive than comparable existing bonds with lower yields, so investors who want to sell their existing bonds have to reduce their prices to make them equally attractive. So when interest rates rise, bond prices fall and, conversely, when rates decline, bond prices tend to rise in value.

                                    (GRAPHIC)

Q.   HOW DO INTEREST RATE CHANGES AFFECT MY TAX-FREE INCOME FUND'S TOTAL RETURN?

A. Total return includes price movement (capital appreciation or depreciation) and income. While interest rate changes will cause tax-free income fund prices to fluctuate, it's important to remember that as a tax-free income fund shareholder, you also receive monthly tax-free income.(1) Historically, income has contributed the largest component of total return for municipal bonds.(3) And since bonds generally pay interest whether their prices move up or down, the interest from municipal bonds can help cushion a fund's overall total return, especially when rates are rising.

Q.   HOW DO INTEREST RATES AFFECT MY TAX-FREE DIVIDENDS?

A. When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower-yielding bonds to reduce the amount of interest they pay on the debt. As funds then have to reinvest proceeds from the called bonds into new, lower-yielding bonds, their investment earnings decline, and the dividends paid out to shareholders also decline over time.

(3.) Source: Lehman Brothers Municipal Bond Index, 6/30/08. Total return includes compounded income and capital appreciation over the 20-year period ended 6/30/08. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                      6 | Not part of the semiannual report

     Higher interest rates may lead to higher dividends. When interest rates rise, fewer bonds are called and fund managers may have the opportunity to invest in new, higher-yielding bonds. As a result, the funds' investment earnings can increase, and they may be able to pay out higher dividends to shareholders over time.

Q. WHAT IS THE BENEFIT OF FRANKLIN'S INVESTMENT APPROACH WHEN INTEREST RATES ARE VOLATILE?

A. Since 1977, Franklin has consistently adhered to a strategy of investing for high, current, tax-free income.(1)

     We carefully select bonds for our fund portfolios that we believe should provide a high level of stable income over the long term. Over time, as we invest in different interest rate climates, the portfolios become well diversified with a broad range of securities. As a result, we own many older securities with higher coupons, which are generally less sensitive to interest rate movements and help to provide stability to our portfolios.

     Our straightforward, "plain-vanilla" approach to investing means we don't try to time the market or predict interest rate movements. Similarly, we don't use leverage or invest in speculative derivatives or futures, which could increase the level of risk for our fund portfolios, especially when interest rates are volatile.

     Our investment strategy cannot eliminate interest rate risk, but it may help to reduce this risk.

Q.   WHAT ARE THE KEY BENEFITS OF INVESTING IN TAX-FREE INCOME FUNDS?

A. The key reasons to own tax-free income funds don't change with market conditions. For long-term investors seeking monthly, tax-free income and portfolio diversification, we believe tax-free income funds are an attractive investment option. At Franklin, we will continue to serve our shareholders by seeking to provide a high level of tax-free income consistent with prudent investment management and the preservation of shareholders' capital.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)


                      Not part of the semiannual report | 7

Semiannual Report

Municipal Bond Market Overview

The six-month period ended August 31, 2008, was mixed for municipal bonds as all financial markets felt the impact of subprime loan defaults. Many major financial institutions tightened credit and reassessed the risk of their direct and indirect exposure to subprime loans. A lack of liquidity across most markets during the reporting period contributed to an increase in overall instability and declining values in most asset classes. However, the municipal bond asset class ended the reporting period with positive returns as investors found attractive opportunities in the tax-free sector.

The municipal bond insurance industry faced particular difficulties. Rising levels of subprime mortgage defaults during the reporting period, combined with the bond insurers' exposure to subprime mortgages, prompted the three major independent credit rating agencies, Standard & Poor's (S&P), Moody's Investors Service and Fitch Ratings, to undertake in-depth evaluations of the bond insurance companies. During this reporting period, the rating agencies reassessed the viability of the insurance companies based on their concerns of impaired financial flexibility, increased stress loss projections given the insurers' mortgage-related risk exposure, and constrained new business prospects. As a result of their analyses, the rating agencies downgraded several municipal bond insurers and lowered the outlook for some to negative. At period-end, only three bond insurance companies, FSA, Assured Guaranty and new municipal bond insurer BHAC (Berkshire Hathaway Assurance Corp.), maintained AAA ratings by Moody's and S&P.

Illiquidity plagued the financial markets as they felt the impact of the perceived weakness in the bond insurance industry. As the stronger insurance companies emerged, the market absorbed the issuance of the debt enhanced by AAA insurance. The performance of insured bonds generally improved during the six months under review as evidenced by the +5.67% return of the Lehman Brothers Insured Municipal Bond Index compared with the +5.12% return of the Lehman Brothers Municipal Bond Index.(1)

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Lehman Brothers Insured Municipal Bond Index is composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                              8 | Semiannual Report

Investors should be aware that insurance companies insure municipal bonds that tend to be of very high quality. Many municipal bond issuers use insurance to appeal to a wider audience of potential buyers. The majority of issuers whose bonds are insured carry underlying (i.e., prior to insurance) ratings of A or better, and the historical average default rate for such bonds is less than 1%.(2) Ultimately, the underlying credit quality of state and local governments and their agencies supports the municipal market, and the underlying credit quality of an insured bond is not affected by an insurance company's credit quality.

Bond insurers' problems pressured the short-term municipal market at the beginning of 2008. Money market funds began to eliminate holdings of variable rate debt with credit providers they deemed to be at risk of downgrade. This caused dealers to boost yields substantially on some variable rate demand notes, hoping to entice buyers to hold them rather than put them back to the remarketing agents who were already struggling with too much inventory on their balance sheets. Within a few weeks, this lack of liquidity disrupted the auction rate securities (ARS) market as well. Inventory in the ARS market, primarily for those with insurance backing, increased dramatically. Auctions have failed due to dealers' liquidity constraints. It is important to note that this was a supply and demand imbalance, not a question of credit quality.

Over the six-month reporting period, municipal bond market returns improved as a mix of individuals and institutional investors absorbed the new issuance. Many investors uncovered opportunities as municipalities were required to provide additional compensation for taking on risk, leading to wider spreads for credit-driven securities. The uncertainty regarding the impact of problems associated with subprime securities drove global investors to the relative safety of U.S. Treasuries; however, optimism shifted their focus to other asset classes. For the six-month period ended August 31, 2008, the Lehman Brothers Municipal Bond Index had a +5.12% total return compared with the +0.23% return of the Lehman Brothers U.S. Treasury Index.(3)

(2.) Sources: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2007," RATINGSDIRECT, 5/3/07; Moody's Investors Service, March 2007.

(3.) Source: (C) 2008 Morningstar. See footnote 1 for a description of the
     Lehman Brothers Municipal Bond Index. The Lehman Brothers U.S. Treasury Index is the U.S. Treasury component of the U.S. Government index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.


                              Semiannual Report | 9

On August 31, 2008, two-year, 10-year and 30-year Treasury yields were 2.36%, 3.83% and 4.43%, respectively. The yields on two-year, 10-year and 30-year Treasuries rose 71, 30 and 3 basis points (100 basis points equal one percentage point), respectively, over the period. The uncertainty of the municipal insurers' financial strength resulted in yield spikes during the reporting period; however, across the municipal AAA curve, yields generally declined. At period-end, the 30-year high grade municipal bond yield continued to exceed the comparable Treasury yield, which is highly unusual.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF AUGUST 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                             10 | Semiannual Report

Investment Strategy and
Manager's Discussion

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, each Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored the use of longer-term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 11

Franklin Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax.(1) The Fund invests primarily in insured municipal securities.(2)

CREDIT QUALITY BREAKDOWN*
Franklin Insured Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/08**

                                   (PIE CHART)

AAA ...............   29.3%
AA ................   41.1%
A .................    7.9%
BBB ...............    3.0%
Not Rated by S&P ..   18.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
----------   -------   --------
AAA or Aaa     2.8%      0.1%
AA or Aa       7.7%      0.2%
A              6.4%      0.4%
BBB or Baa     0.6%      0.5%
              ----       ---
Total         17.5%      1.2%
              ====       ===

We are pleased to bring you Franklin Insured Tax-Free Income Fund's semiannual report for the period ended August 31, 2008.

(1.) Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

(2.) Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 56.


                             12 | Semiannual Report

DIVIDEND DISTRIBUTIONS*

Franklin Insured Tax-Free Income Fund

                            DIVIDEND PER SHARE
         ------------------------------------------------------
MONTH      CLASS A      CLASS B      CLASS C    ADVISOR CLASS**
------   ----------   ----------   ----------   ---------------
March    4.28 cents   3.70 cents   3.70 cents              --
April    4.28 cents   3.70 cents   3.70 cents              --
May      4.28 cents   3.70 cents   3.70 cents              --
June     4.28 cents   3.73 cents   3.73 cents              --
July     4.28 cents   3.73 cents   3.73 cents      2.82 cents
August   4.28 cents   3.73 cents   3.73 cents      4.38 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/1/08, the Fund began offering Advisor Class shares. Please see the prospectus for details.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $11.48 on February 29, 2008, to $11.80 on August 31, 2008. The Fund's Class A shares paid dividends totaling 25.64 cents per share for the same period.(3) The Performance Summary beginning on page 15 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.17% based on an annualization of the current 4.28 cent per share dividend and the maximum offering price of $12.32 on August 31, 2008. An investor in the 2008 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.42% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

(3.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             Semiannual Report | 13

PORTFOLIO BREAKDOWN

Franklin Insured Tax-Free Income Fund 8/31/08

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Utilities                                  20.3%
Prerefunded                                18.3%
Hospital & Health Care                     16.9%
Subject to Government Appropriations       10.2%
General Obligation                         10.2%
Higher Education                            7.7%
Transportation                              7.3%
Other Revenue                               4.4%
Tax-Supported                               4.4%
Housing                                     0.3%

*    Does not include short-term investments and other net assets.

Thank you for your continued participation in Franklin Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             14 | Semiannual Report

Performance Summary as of 8/31/08

FRANKLIN INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FTFIX)                    CHANGE   8/31/08   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.32    $11.80    $11.48
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2564

CLASS B (SYMBOL: FBITX)                    CHANGE   8/31/08   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.33    $11.86    $11.53
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2227

CLASS C (SYMBOL: FRITX)                    CHANGE   8/31/08   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.33    $11.92    $11.59
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2226

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   8/31/08    7/1/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      -$0.06    $11.80    $11.86
DISTRIBUTIONS (7/1/08-8/31/08)
Dividend Income                  $0.0851


                             Semiannual Report | 15

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                      6-MONTH          1-YEAR    5-YEAR   10-YEAR
------------------------------------------   -------          ------   -------   -------
Cumulative Total Return(1)                    +5.02%          +2.63%   +21.26%   +53.37%
Average Annual Total Return(2)                +0.56%          -1.71%    +3.03%    +3.92%
Avg. Ann. Total Return (9/30/08)(3)                           -8.51%    +1.31%    +3.20%
   Distribution Rate(4)                                4.17%
   Taxable Equivalent Distribution Rate(5)             6.42%
   30-Day Standardized Yield(6)                        3.90%
   Taxable Equivalent Yield(5)                         6.00%
   Total Annual Operating Expenses(7)                  0.64%

                                                                                 INCEPTION
CLASS B                                      6-MONTH          1-YEAR    5-YEAR    (2/1/00)
------------------------------------------   -------          ------   -------   ---------
Cumulative Total Return(1)                    +4.79%          +2.14%   +17.98%   +50.99%
Average Annual Total Return(2)                +0.79%          -1.80%    +3.02%    +4.92%
Avg. Ann. Total Return (9/30/08)(3)                           -8.68%    +1.29%    +4.17%
   Distribution Rate(4)                                3.79%
   Taxable Equivalent Distribution Rate(5)             5.83%
   30-Day Standardized Yield(6)                        3.52%
   Taxable Equivalent Yield(5)                         5.42%
   Total Annual Operating Expenses(7)                  1.19%

CLASS C                                      6-MONTH          1-YEAR    5-YEAR   10-YEAR
------------------------------------------   -------          ------   -------   -------
Cumulative Total Return(1)                    +4.77%          +2.13%   +18.07%   +45.28%
Average Annual Total Return(2)                +3.77%          +1.15%    +3.38%    +3.81%
Avg. Ann. Total Return (9/30/08)(3)                           -5.84%    +1.64%    +3.09%
   Distribution Rate(4)                                3.77%
   Taxable Equivalent Distribution Rate(5)             5.80%
   30-Day Standardized Yield(6)                        3.54%
   Taxable Equivalent Yield(5)                         5.45%
   Total Annual Operating Expenses(7)                  1.19%

ADVISOR CLASS(8)                             6-MONTH          1-YEAR    5-YEAR   10-YEAR
-------------------------------------------  -------          ------   -------   -------
Cumulative Total Return(1)                    +5.04%          +2.65%   +21.28%   +53.39%
Average Annual Total Return(2)                +5.04%          +2.65%    +3.93%    +4.37%
Avg. Ann. Total Return (9/30/08)(3)                           -4.49%    +2.19%    +3.64%
   Distribution Rate(4)                                4.44%
   Taxable Equivalent Distribution Rate(5)             6.83%
   30-Day Standardized Yield(6)                        4.17%
   Taxable Equivalent Yield(5)                         6.42%
   Total Annual Operating Expenses(7)                  0.54%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             16 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 8/31/08.

(5.) Taxable equivalent distribution rate and yield assume the 2008 maximum federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative total return of Advisor Class shares was +0.21%.


                             Semiannual Report | 17

Your Fund's Expenses

FRANKLIN INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 /$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             18 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/08      VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,050.20              $3.26
Hypothetical (5% return before expenses)         $1,000           $1,022.03              $3.21

CLASS B
Actual                                           $1,000           $1,047.90              $6.09
Hypothetical (5% return before expenses)         $1,000           $1,019.26              $6.01

CLASS C
Actual                                           $1,000           $1,047.70              $6.09
Hypothetical (5% return before expenses)         $1,000           $1,019.26              $6.01

ADVISOR CLASS
Actual (7/1/08-8/31/08)                          $1,000           $1,002.10              $0.90
Hypothetical (5% return before expenses)         $1,000           $1,022.53              $2.70

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; B: 1.18%; C: 1.18%; and Advisor:
     0.53%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical for all share classes; Actual for Classes A, B and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 62/365 to reflect the number of days since the class's inception.


                             Semiannual Report | 19

Franklin Massachusetts Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Massachusetts Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1) The Fund invests primarily in insured Massachusetts municipal securities.(2)

CREDIT QUALITY BREAKDOWN*
Franklin Massachusetts Insured Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/08**

                                   (PIE CHART)

AAA ...............   23.8%
AA ................   56.7%
A .................    6.3%
BBB ...............    1.3%
Not Rated by S&P ..   11.9%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
----------   -------   --------
AAA or Aaa      --       0.1%
AA or Aa       3.8%       --
A              6.4%       --
BBB or Baa      --       1.6%
              ----       ---
Total         10.2%      1.7%
              ====       ===

We are pleased to bring you Franklin Massachusetts Insured Tax-Free Income Fund's semiannual report for the period ended August 31, 2008.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

(2.) Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 74.


                             20 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Massachusetts Insured Tax-Free Income Fund

            DIVIDEND PER SHARE
         -----------------------
MONTH      CLASS A      CLASS C
------   ----------   ----------
March    4.01 cents   3.45 cents
April    4.01 cents   3.45 cents
May      4.01 cents   3.45 cents
June     4.06 cents   3.52 cents
July     4.06 cents   3.52 cents
August   4.06 cents   3.52 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $11.20 on February 29, 2008, to $11.51 on August 31, 2008. The Fund's Class A shares paid dividends totaling 24.18 cents per share for the same period.(3) The Performance Summary beginning on page 24 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.05% based on an annualization of the current 4.06 cent per share dividend and the maximum offering price of $12.02 on August 31, 2008. An investor in the 2008 maximum combined effective federal and Massachusetts personal income tax bracket of 38.45% would need to earn a distribution rate of 6.58% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

COMMONWEALTH UPDATE

After years of steady growth, Massachusetts' deep and diverse economy began to decelerate due to tighter credit conditions, the housing downturn and stock market turmoil. The rate of job growth declined while the unemployment rate, which increased from 4.4% to 5.3% during the six months under review, was below the national average of 6.1% in August 2008.(4) Service sector job growth

(3.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(4.) Source: Bureau of Labor Statistics.


                             Semiannual Report | 21

PORTFOLIO BREAKDOWN

Franklin Massachusetts Insured Tax-Free Income Fund 8/31/08

                                            % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                     26.5%
Higher Education                                25.0%
Transportation                                  13.3%
Other Revenue                                   10.8%
General Obligation                               8.2%
Utilities                                        6.5%
Tax-Supported                                    6.1%
Hospital & Health Care                           2.8%
Housing                                          0.4%
Subject to Government Appropriations             0.4%

*    Does not include short-term investments and other net assets.

remained relatively strong as the professional and business services and higher education and health care services sectors posted gains. This expansion offset employment losses in the manufacturing and construction sectors.

Since 2004, strong economic performance and conservative revenue assumptions contributed to growth in the commonwealth's budget stabilization balance, which is estimated to reach $2.25 billion by the end of fiscal year 2008.(5) This strong reserve position is important given Massachusetts' dependence on personal income taxes, which have run up during periods of economic expansion and fallen off during recessions. Personal income tax revenues accounted for the lion's share of total tax revenues in fiscal year 2008 and were greater than in the previous year due to increases in income tax receipts rather than sales taxes, which remained flat. However, rapidly increasing health care costs related to Medicaid, pensions, health care reform and other postemployment benefits will add to budget pressures.

With $15.9 billion in general obligation debt, Massachusetts' tax-supported debt levels ranked among the highest in the nation on a per-capita basis and as a percentage of personal income, at $4,196 and 8.5%.(6) The commonwealth's debt burden increased in recent years partly due to costs associated with the Massachusetts Turnpike and Massachusetts School Building Authorities, which are both supported by softening sales tax revenues. The commonwealth's higher-than-average personal incomes, prudent fiscal management, and established track record of structural budget balance enhance its credit profile. Massachusetts' conservative revenue assumptions, swelling reserve levels and diversified economy also contributed to independent credit rating agency Standard & Poor's AA rating and stable outlook for the commonwealth's general obligation bonds.(7)

(5.) Source: Moody's Investors Service, "New Issue: Massachusetts (Commonwealth of)," 8/21/08.

(6.) Source: Standard & Poor's, "Research: Massachusetts; General Obligation;
     General Obligation Equivalent Security," RATINGSDIRECT, 8/26/08.

(7.) This does not indicate Standard & Poor's rating of the Fund.


                             22 | Semiannual Report

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

Thank you for your continued participation in Franklin Massachusetts Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 23

Performance Summary as of 8/31/08

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FMISX)                    CHANGE   8/31/08   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.31    $11.51    $11.20
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2418

CLASS C (SYMBOL: FMAIX)                    CHANGE   8/31/08   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.32    $11.61    $11.29
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2090

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
------------------------------------------   -------          ------   ------   -------
Cumulative Total Return(1)                    +4.94%          +3.44%   +22.00%  +54.05%
Average Annual Total Return(2)                +0.45%          -0.92%    +3.15%   +3.97%
Avg. Ann. Total Return (9/30/08)(3)                           -6.94%    +1.64%   +3.35%
   Distribution Rate(4)                                4.05%
   Taxable Equivalent Distribution Rate(5)             6.58%
   30-Day Standardized Yield(6)                        3.59%
   Taxable Equivalent Yield(5)                         5.83%
   Total Annual Operating Expenses(7)                  0.66%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
------------------------------------------   -------          ------   ------   -------
Cumulative Total Return(1)                    +4.69%          +2.93%   +18.71%  +46.01%
Average Annual Total Return(2)                +3.69%          +1.93%    +3.49%   +3.86%
Avg. Ann. Total Return (9/30/08)(3)                           -4.26%    +1.97%   +3.24%
   Distribution Rate(4)                                3.66%
   Taxable Equivalent Distribution Rate(5)             5.95%
   30-Day Standardized Yield(6)                        3.21%
   Taxable Equivalent Yield(5)                         5.21%
   Total Annual Operating Expenses(7)                  1.21%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             24 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/08.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and Massachusetts personal income tax rate of 38.45%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 25

Your Fund's Expenses

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             26 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/08      VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,049.40             $3.41
Hypothetical (5% return before expenses)         $1,000           $1,021.88             $3.36

CLASS C
Actual                                           $1,000           $1,046.90             $6.19
Hypothetical (5% return before expenses)         $1,000           $1,019.16             $6.11

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66% and C: 1.20%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             Semiannual Report | 27

Franklin Michigan Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Michigan Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Michigan personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1) The Fund invests primarily in insured Michigan municipal securities.(2)

CREDIT QUALITY BREAKDOWN*
Franklin Michigan Insured Tax-Free Income Fund
8/31/08

                         % OF TOTAL
RATINGS            LONG-TERM INVESTMENTS**
----------------   -----------------------
AAA                        47.0%
AA                         41.6%
A                           9.8%
BBB                         0.7%
Not Rated by S&P            0.9%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S
----------------------   -------
AAA or Aaa                 0.3%
A                          0.4%
Below Investment Grade     0.2%
                           ---
Total                      0.9%
                           ===

We are pleased to bring you Franklin Michigan Insured Tax-Free Income Fund's semiannual report for the period ended August 31, 2008.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

(2.) Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 82.


                             28 | Semiannual Report

DIVIDEND DISTRIBUTIONS*

Franklin Michigan Insured Tax-Free Income Fund

                           DIVIDEND PER SHARE
         ------------------------------------------------------
MONTH      CLASS A      CLASS B      CLASS C    ADVISOR CLASS**
------   ----------   ----------   ----------   ---------------
March    4.26 cents   3.68 cents   3.68 cents              --
April    4.26 cents   3.68 cents   3.68 cents              --
May      4.26 cents   3.68 cents   3.68 cents              --
June     4.26 cents   3.71 cents   3.71 cents              --
July     4.26 cents   3.71 cents   3.71 cents      2.81 cents
August   4.26 cents   3.71 cents   3.71 cents      4.36 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/1/08, the Fund began offering Advisor Class shares. Please see the prospectus for details.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $11.71 on February 29, 2008, to $11.97 on August 31, 2008. The Fund's Class A shares paid dividends totaling 25.52 cents per share for the same period.(3) The Performance Summary beginning on page 31 shows that at the end of this reporting period the Fund's Class A distribution rate was 4.09% based on an annualization of the current 4.26 cent per share dividend and the maximum offering price of $12.50 on August 31, 2008. An investor in the 2008 maximum combined effective federal and Michigan personal income tax bracket of 39.45% would need to earn a distribution rate of 6.76% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

STATE UPDATE

Michigan continued to face the same economic challenges that have plagued it for some time. During the period under review, Ford and General Motors, cornerstones of the state's crucial motor-vehicle industry, reported record losses as consumers turned toward more fuel-efficient offerings from foreign companies. Other types of manufacturing jobs, as well as those related to construction, also deteriorated during the reporting period. Michigan's real estate market suffered

(3.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             Semiannual Report | 29

PORTFOLIO BREAKDOWN

Franklin Michigan Insured Tax-Free Income Fund 8/31/08

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                     31.3%
General Obligation                              25.4%
Utilities                                       13.3%
Higher Education                                10.0%
Hospital & Health Care                           7.5%
Subject to Government Appropriations             5.4%
Transportation                                   4.6%
Tax-Supported                                    1.3%
Other Revenue                                    1.2%

*    Does not include short-term investments and other net assets.

a steady decline as the local housing market had disproportionately large falling home prices and rising foreclosure rates. These trends took a toll on the state's economy and pushed the unemployment rate to 8.9%, far exceeding the national rate of 6.1% in August 2008.(4)

Although Michigan's prospects for revenue growth are somewhat limited, the state resolved a fiscal year 2008 budget gap through a mix of new revenues and expenditure reductions. The state implemented a new business tax system and affiliated surcharge as well as an increase in the personal income tax rate to help restore structural budgetary balance. These tax changes allowed Michigan to reduce its reliance on nonrecurring measures. However, growing health care and corrections costs and state revenue sharing demands could put a strain on state finances.

Michigan has a history of managing revenue downturns, and it carries low debt and pension burdens when compared with other states. Its general obligation debt burden is $145 per capita and 0.4% of personal income.(5) Despite recent increased debt issuance to replace pay-as-you-go capital spending, Michigan's debt levels remained manageable by all measures. Independent credit rating agency Standard & Poor's issued an AA- rating and stable outlook, reflecting the state's efficient budget management practices and low debt and pension burdens.(6)

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

Thank you for your continued participation in Franklin Michigan Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(4.) Source: Bureau of Labor Statistics.

(5.) Source: Standard & Poor's, "State Review: Michigan," RATINGSDIRECT,
     4/16/08.

(6.) This does not indicate Standard & Poor's rating of the Fund.


                             30 | Semiannual Report

Performance Summary as of 8/31/08

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FTTMX)                    CHANGE   8/31/08   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.26    $11.97    $11.71
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2552

CLASS B (SYMBOL: FBMIX)                    CHANGE   8/31/08   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.27    $12.04    $11.77
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2214

CLASS C (SYMBOL: FRMTX)                    CHANGE   8/31/08   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.27    $12.10    $11.83
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2214

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   8/31/08   7/1/08
------------------------------             ------   -------   ------
Net Asset Value (NAV)                      +$0.04    $11.99   $11.95
DISTRIBUTIONS (7/1/08-8/31/08)
Dividend Income                  $0.0848


                             Semiannual Report | 31

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
------------------------------------------   -------          ------   ------   -------
Cumulative Total Return(1)                    +4.41%          +4.24%   +22.99%  +56.82%
Average Annual Total Return(2)                -0.03%          -0.17%    +3.32%   +4.14%
Avg. Ann. Total Return (9/30/08)(3)                           -7.01%    +1.64%   +3.41%
   Distribution Rate(4)                                4.09%
   Taxable Equivalent Distribution Rate(5)             6.76%
   30-Day Standardized Yield(6)                        3.51%
   Taxable Equivalent Yield(5)                         5.80%
   Total Annual Operating Expenses(7)                  0.64%

                                                                                INCEPTION
CLASS B                                      6-MONTH          1-YEAR   5-YEAR    (2/1/00)
------------------------------------------   -------          ------   ------   ---------
Cumulative Total Return(1)                    +4.19%          +3.74%   +19.76%   +52.03%
Average Annual Total Return(2)                +0.19%          -0.26%    +3.33%    +5.00%
Avg. Ann. Total Return (9/30/08)(3)                           -7.10%    +1.63%    +4.24%
   Distribution Rate(4)                                3.71%
   Taxable Equivalent Distribution Rate(5)             6.13%
   30-Day Standardized Yield(6)                        3.11%
   Taxable Equivalent Yield(5)                         5.14%
   Total Annual Operating Expenses(7)                  1.19%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
------------------------------------------   -------          ------   ------   -------
Cumulative Total Return(1)                    +4.16%          +3.71%   +19.71%  +48.48%
Average Annual Total Return(2)                +3.16%          +2.71%    +3.66%   +4.03%
Avg. Ann. Total Return (9/30/08)(3)                           -4.22%    +1.97%   +3.30%
   Distribution Rate(4)                                3.67%
   Taxable Equivalent Distribution Rate(5)             6.06%
   30-Day Standardized Yield(6)                        3.14%
   Taxable Equivalent Yield(5)                         5.19%
   Total Annual Operating Expenses(7)                  1.19%

ADVISOR CLASS(8)                             6-MONTH          1-YEAR   5-YEAR   10-YEAR
------------------------------------------   -------          ------   ------   -------
Cumulative Total Return(1)                    +4.60%          +4.43%   +23.22%  +57.10%
Average Annual Total Return(2)                +4.60%          +4.43%    +4.26%   +4.62%
Avg. Ann. Total Return (9/30/08)(3)                           -2.67%    +2.56%   +3.88%
   Distribution Rate(4)                                4.35%
   Taxable Equivalent Distribution Rate(5)             7.18%
   30-Day Standardized Yield(6)                        4.05%
   Taxable Equivalent Yield(5)                         6.69%
   Total Annual Operating Expenses(7)                  0.54%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             32 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 8/31/08.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and Michigan personal income tax rate of 39.45%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative total return of Advisor Class shares was +1.04%.


                             Semiannual Report | 33

Your Fund's Expenses

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             34 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/08      VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                          $1,000             $1,044.10             $3.25
Hypothetical (5% return before expenses)        $1,000             $1,022.03             $3.21

CLASS B
Actual                                          $1,000             $1,041.90             $6.07
Hypothetical (5% return before expenses)        $1,000             $1,019.26             $6.01

CLASS C
Actual                                          $1,000             $1,041.60             $6.07
Hypothetical (5% return before expenses)        $1,000             $1,019.26             $6.01

ADVISOR CLASS
Actual (7/1/08-8/31/08)                         $1,000             $1,017.70             $0.91
Hypothetical (5% return before expenses)        $1,000             $1,022.53             $2.70

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; B: 1.18%; C: 1.18%; and Advisor:
     0.53%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical for all share classes; Actual for Classes A, B and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 62/365 to reflect the number of days since the class's inception.


                             Semiannual Report | 35

Franklin Minnesota Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Minnesota Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Minnesota personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1) The Fund invests primarily in insured Minnesota municipal securities.(2)

CREDIT QUALITY BREAKDOWN*
Franklin Minnesota Insured Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/08**

                                   (PIE CHART)

AAA ...............   36.8%
AA ................   22.4%
A .................    3.3%
BBB ...............    1.1%
Not Rated by S&P ..   36.4%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S
----------   -------
AAA or Aaa    18.6%
AA or Aa      14.1%
A              3.7%
              ----
Total         36.4%
              ====

We are pleased to bring you Franklin Minnesota Insured Tax-Free Income AAA Fund's semiannual report for the period ended August 31, 2008.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

(2.) Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 92.


                             36 | Semiannual Report

DIVIDEND DISTRIBUTIONS*

Franklin Minnesota Insured Tax-Free Income Fund

            DIVIDEND PER SHARE
         -----------------------
MONTH      CLASS A      CLASS C
------   ----------   ----------
March    4.08 cents   3.51 cents
April    4.08 cents   3.51 cents
May      4.08 cents   3.51 cents
June     4.08 cents   3.53 cents
July     4.08 cents   3.53 cents
August   4.08 cents   3.53 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $11.51 on February 29, 2008, to $11.86 on August 31, 2008. The Fund's Class A shares paid dividends totaling 24.44 cents per share for the same period.(3) The Performance Summary beginning on page 39 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.95% based on an annualization of the current 4.08 cent per share dividend and the maximum offering price of $12.39 on August 31, 2008. An investor in the 2008 maximum combined effective federal and Minnesota personal income tax bracket of 40.10% would need to earn a distribution rate of 6.59% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Minnesota's fundamentally strong and stable economy slowed in tandem with the nation's, largely as a result of the housing slump. The state has experienced housing market troubles since 2004, which worsened after the subprime mortgage crisis arose in the latter half of 2007. Minnesota's significant exposure to the housing supply industry further weakened the local labor and real estate markets as wood products, window, cabinet and door manufacturers shuttered their factories. These closures caused sharp drops in manufacturing and construction employment. As of August 2008, the state's unemployment rate

(3.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             Semiannual Report | 37

PORTFOLIO BREAKDOWN

Franklin Minnesota Insured Tax-Free Income Fund 8/31/08

                                           % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
General Obligation                              48.0%
Prerefunded                                     11.5%
Utilities                                       11.4%
Hospital & Health Care                          11.0%
Tax-Supported                                    5.5%
Housing                                          3.6%
Transportation                                   3.1%
Subject to Government Appropriations             3.0%
Higher Education                                 2.1%
Other Revenue                                    0.8%

*    Does not include short-term investments and other net assets.

was 6.2%, which was slightly higher than the 6.1% national rate.(4) Still, Minnesota retained a solid base of high-paying jobs related to education, health care, high-technology manufacturing and professional services, while its well-educated workforce enjoyed above-average per-capita incomes. Employment grew in the education and health services, government and financial activities sectors.

In February, Minnesota projected that a downturn in general fund revenues would result in shortfalls for the current and next biennial fiscal years. This decrease reflected declines in income, sales and corporate taxes, the state's main revenue sources. The legislature closed the current gap with cuts and use of reserves. Continued economic weakness, however, dampened revenue projections for fiscal year 2009.

Thanks to long-standing internal debt control policies, the state's debt levels remained relatively low. At fiscal year-end 2007, total tax-supported debt was approximately $4.5 billion, and total state debt-to-personal income was 3.5%.(5) Based largely on Minnesota's strong financial management policies and practices that remain committed to structural balance and maintenance of reserves, independent credit rating agency Standard & Poor's assigned Minnesota's general obligation bonds a rating of AAA with a stable outlook.(6)

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

Thank you for your continued participation in Franklin Minnesota Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(4.) Source: Bureau of Labor Statistics.

(5.) Source: Standard & Poor's, "Research: Minnesota; General Obligation,"
     RATINGSDIRECT, 7/21/08.

(6.) This does not indicate Standard & Poor's rating of the Fund.


                             38 | Semiannual Report

Performance Summary as of 8/31/08

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FMINX)                    CHANGE   8/31/08   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.35    $11.86    $11.51
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2444

CLASS C (SYMBOL: FMNIX)                    CHANGE   8/31/08   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.35    $11.95    $11.60
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2109

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
------------------------------------------   -------          ------   ------   -------
Cumulative Total Return(1)                    +5.18%          +4.44%   +22.12%  +53.31%
Average Annual Total Return(2)                +0.72%          -0.04%    +3.18%   +3.92%
Avg. Ann. Total Return (9/30/08)(3)                           -6.02%    +1.71%   +3.33%
   Distribution Rate(4)                                3.95%
   Taxable Equivalent Distribution Rate(5)             6.59%
   30-Day Standardized Yield(6)                        3.46%
   Taxable Equivalent Yield(5)                         5.78%
   Total Annual Operating Expenses(7)                  0.67%


CLASS C                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
------------------------------------------   -------          ------   ------   -------
Cumulative Total Return(1)                    +4.85%          +3.92%   +18.84%  +45.20%
Average Annual Total Return(2)                +3.85%          +2.92%    +3.51%   +3.80%
Avg. Ann. Total Return (9/30/08)(3)                           -3.25%    +2.05%   +3.21%
   Distribution Rate(4)                                3.55%
   Taxable Equivalent Distribution Rate(5)             5.93%
   30-Day Standardized Yield(6)                        3.09%
   Taxable Equivalent Yield(5)                         5.16%
   Total Annual Operating Expenses(7)                  1.22%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             Semiannual Report | 39

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/08.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and Minnesota personal income tax rate of 40.10%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             40 | Semiannual Report

Your Fund's Expenses

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 41

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/08      VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,051.80             $3.41
Hypothetical (5% return before expenses)         $1,000           $1,021.88             $3.36

CLASS C
Actual                                           $1,000           $1,048.50             $6.25
Hypothetical (5% return before expenses)         $1,000           $1,019.11             $6.16

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66% and C: 1.21%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             42 | Semiannual Report

Franklin Ohio Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Ohio Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Ohio personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1) The Fund invests primarily in insured Ohio municipal securities.(2)

CREDIT QUALITY BREAKDOWN*
Franklin Ohio Insured Tax-Free Income Fund 8/31/08

                         % OF TOTAL
RATINGS            LONG-TERM INVESTMENTS**
----------------   -----------------------
AAA                         37.2%
AA                          26.5%
A                            4.7%
BBB                          0.4%
Not Rated by S&P            31.2%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
----------   -------   --------
AAA or Aaa     7.2%      3.4%
AA or Aa       9.1%       --
A             10.2%      0.5%
BBB or Baa      --       0.8%
              ----       ---
Total         26.5%      4.7%
              ====       ===

We are pleased to bring you Franklin Ohio Insured Tax-Free Income Fund's semiannual report for the period ended August 31, 2008.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

(2.) Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 102.


                             Semiannual Report | 43

DIVIDEND DISTRIBUTIONS*

Franklin Ohio Insured Tax-Free Income Fund

                            DIVIDEND PER SHARE
         ------------------------------------------------------
MONTH      CLASS A      CLASS B      CLASS C    ADVISOR CLASS**
------   ----------   ----------   ----------   ---------------
March    4.20 cents   3.61 cents   3.59 cents              --
April    4.20 cents   3.61 cents   3.59 cents              --
May      4.20 cents   3.61 cents   3.59 cents              --
June     4.30 cents   3.74 cents   3.74 cents              --
July     4.30 cents   3.74 cents   3.74 cents      2.84 cents
August   4.30 cents   3.74 cents   3.74 cents      4.40 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/1/08, the Fund began offering Advisor Class shares. Please see the prospectus for details.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $11.91 on February 29, 2008, to $12.31 on August 31, 2008. The Fund's Class A shares paid dividends totaling 25.49 cents per share for the same period.(3) The Performance Summary beginning on page 47 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.01% based on an annualization of the current 4.30 cent per share dividend and the maximum offering price of $12.86 on August 31, 2008. An investor in the 2008 maximum combined effective federal and Ohio personal income tax bracket of 39.06% would need to earn a distribution rate of 6.58% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

STATE UPDATE

Ohio has a vast, broad and diverse economic base. The state economy faced the challenges of a slowdown, largely reflected in significant contraction within the state's prominent manufacturing sector and in housing-related industries. The state's pronounced exposure to the turbulent domestic auto

(3.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             44 | Semiannual Report
industry hurt employment in the manufacturing sector as beleaguered auto makers such as General Motors and Ford downsized their in-state work-forces. Partially offsetting these job losses were modest payroll gains in a handful of industries including education and health services, and professional and business services, as the state continued to diversify away from a manufacturing-dominated economy to a more balanced, service-oriented profile. As of August 2008, the state unemployment rate was 7.4%, which was higher than the 6.1% national rate.(4) Other risks to the Ohio economy included elevated mortgage foreclosure and delinquency rates, and a housing market softening in tandem with the national housing downturn.

Despite recent progress in restoring its financial performance, Ohio discovered a more than $700 million shortfall in the fiscal 2008-2009 biennium budget that reflected the combined effects of the housing downturn, the credit crunch, the stock market decline and other economic problems.(5) In response, the state ordered spending cutbacks, approved expanding the state-run lottery and authorized a transfer from the state's budget stabilization fund. Lower revenues resulting from tax-reform initiatives and higher-than-expected Medicaid costs will continue to stress Ohio's budget.

Ohio's debt levels, at $829 per capita and 2.4% of personal income, are moderate, with rapid amortization and a conservatively managed capital and debt program.(5) Independent credit rating agency Standard & Poor's assigned Ohio's general obligation debt a rating of AA+ with a stable outlook.(6) Despite recent challenges, rapid recovery in Ohio's fund balance and reserve levels over the past several years underscored the conservative financial and debt management practices that have long been central to maintaining the state's high credit rating.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

PORTFOLIO BREAKDOWN

Franklin Ohio Insured Tax-Free Income Fund 8/31/08

                                            % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                     33.2%
General Obligation                              23.7%
Utilities                                       11.3%
Higher Education                                10.1%
Hospital & Health Care                           7.7%
Tax-Supported                                    5.6%
Subject to Government Appropriations             3.4%
Transportation                                   3.1%
Housing                                          0.9%
Other Revenue                                    0.5%
Corporate-Backed                                 0.5%

*    Does not include short-term investments and other net assets.

(4.) Source: Bureau of Labor Statistics.

(5.) Source: Standard & Poor's, "State Review: Ohio," RATINGSDIRECT, 8/13/08.

(6.) This does not indicate Standard & Poor's rating of the Fund.


                             Semiannual Report | 45

Thank you for your continued participation in Franklin Ohio Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             46 | Semiannual Report

Performance Summary as of 8/31/08

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FTOIX)                    CHANGE   8/31/08   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.40    $12.31    $11.91
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2549

CLASS B (SYMBOL: FBOIX)                    CHANGE   8/31/08   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.40    $12.36    $11.96
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2205

CLASS C (SYMBOL: FOITX)                    CHANGE   8/31/08   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.40    $12.42    $12.02
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2200

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   8/31/08   7/1/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.04    $12.31   $12.27
DISTRIBUTIONS (7/1/08-8/31/08)
Dividend Income                  $0.0856


                             Semiannual Report | 47

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR         10-YEAR
------------------------------------------   -------          ------   ------   ------------------
Cumulative Total Return(1)                    +5.51%          +4.23%   +23.55%        +55.74%
Average Annual Total Return(2)                +1.02%          -0.23%    +3.41%         +4.08%
Avg. Ann. Total Return (9/30/08)(3)                           -7.33%    +1.74%         +3.33%
   Distribution Rate(4)                                4.01%
   Taxable Equivalent Distribution Rate(5)             6.58%
   30-Day Standardized Yield(6)                        3.32%
   Taxable Equivalent Yield(5)                         5.45%
   Total Annual Operating Expenses(7)                  0.65%

CLASS B                                      6-MONTH          1-YEAR   5-YEAR   INCEPTION (2/1/00)
------------------------------------------   -------          ------   ------   ------------------
Cumulative Total Return(1)                    +5.20%          +3.73%   +20.22%        +51.84%
Average Annual Total Return(2)                +1.20%          -0.27%    +3.40%         +4.99%
Avg. Ann. Total Return (9/30/08)(3)                           -7.47%    +1.74%         +4.21%
   Distribution Rate(4)                                3.64%
   Taxable Equivalent Distribution Rate(5)             5.97%
   30-Day Standardized Yield(6)                        2.90%
   Taxable Equivalent Yield(5)                         4.76%
   Total Annual Operating Expenses(7)                  1.20%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR         10-YEAR
------------------------------------------   -------          ------   ------   ------------------
Cumulative Total Return(1)                    +5.17%          +3.70%   +20.18%        +47.41%
Average Annual Total Return(2)                +4.17%          +2.70%    +3.75%         +3.96%
Avg. Ann. Total Return (9/30/08)(3)                           -4.67%    +2.08%         +3.21%
   Distribution Rate(4)                                3.61%
   Taxable Equivalent Distribution Rate(5)             5.92%
   30-Day Standardized Yield(6)                        2.93%
   Taxable Equivalent Yield(5)                         4.81%
   Total Annual Operating Expenses(7)                  1.20%

ADVISOR CLASS(8)                             6-MONTH          1-YEAR   5-YEAR         10-YEAR
------------------------------------------   -------          ------   ------   ------------------
Cumulative Total Return(1)                    +5.53%          +4.25%   +23.57%        +55.77%
Average Annual Total Return(2)                +5.53%          +4.25%    +4.32%         +4.53%
Avg. Ann. Total Return (9/30/08)(3)                           -3.21%    +2.64%         +3.78%
   Distribution Rate(4)                                4.29%
   Taxable Equivalent Distribution Rate(5)             7.04%
   30-Day Standardized Yield(6)                        3.56%
   Taxable Equivalent Yield(5)                         5.84%
   Total Annual Operating Expenses(7)                  0.55%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             48 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 8/31/08.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and Ohio personal income tax rate of 39.06%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative total return of Advisor Class shares was +1.02%.


                             Semiannual Report | 49

Your Fund's Expenses

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             50 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/08      VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,055.10             $3.32
Hypothetical (5% return before expenses)         $1,000           $1,021.98             $3.26

CLASS B
Actual                                           $1,000           $1,052.00             $6.15
Hypothetical (5% return before expenses)         $1,000           $1,019.21             $6.06

CLASS C
Actual                                           $1,000           $1,051.70             $6.15
Hypothetical (5% return before expenses)         $1,000           $1,019.21             $6.06

ADVISOR CLASS
Actual (7/1/08-8/31/08)                          $1,000           $1,010.20             $0.92
Hypothetical (5% return before expenses)         $1,000           $1,022.48             $2.75

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; B: 1.19%; C: 1.19%; and Advisor:
     0.54%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical for all share classes; Actual for Classes A, B and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 62/365 to reflect the number of days since the class's inception.


                             Semiannual Report | 51

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN INSURED TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                         YEAR ENDED FEBRUARY 28,
                                            AUGUST 31, 2008   ------------------------------------------------------------------
CLASS A                                       (UNAUDITED)       2008(a)        2007          2006          2005         2004(a)
----------------------------------------   ----------------   ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...     $    11.48       $    12.32    $    12.32    $    12.41    $    12.62    $    12.37
                                             ----------       ----------    ----------    ----------    ----------    ----------
Income from investment operations(b):
   Net investment income(c) ............           0.26             0.52          0.53          0.54          0.55          0.55
   Net realized and unrealized gains
      (losses) .........................           0.32            (0.84)         0.01         (0.10)        (0.20)         0.25
                                             ----------       ----------    ----------    ----------    ----------    ----------
Total from investment operations .......           0.58            (0.32)         0.54          0.44          0.35          0.80
                                             ----------       ----------    ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income ...............          (0.26)           (0.52)        (0.53)        (0.53)        (0.55)        (0.55)
   Net realized gains ..................             --               --(d)      (0.01)           --         (0.01)           --
                                             ----------       ----------    ----------    ----------    ----------    ----------
Total distributions ....................          (0.26)           (0.52)        (0.54)        (0.53)        (0.56)        (0.55)
                                             ----------       ----------    ----------    ----------    ----------    ----------
Redemption fees ........................             --(d)            --(d)         --(d)         --(d)         --(d)         --
                                             ----------       ----------    ----------    ----------    ----------    ----------
Net asset value, end of period .........     $    11.80       $    11.48    $    12.32    $    12.32    $    12.41    $    12.62
                                             ----------       ----------    ----------    ----------    ----------    ----------
Total return(e) ........................           5.02%           (2.70)%        4.51%         3.65%         2.93%         6.65%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................           0.63%            0.64%         0.63%         0.63%         0.63%         0.63%
Net investment income ..................           4.38%            4.28%         4.33%         4.37%         4.47%         4.45%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......     $2,046,872       $1,909,094    $1,821,006    $1,697,516    $1,602,174    $1,696,913
Portfolio turnover rate ................          10.77%           15.60%         6.75%         4.94%         9.07%         9.41%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             52 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                  YEAR ENDED FEBRUARY 28,
                                            AUGUST 31, 2008   -----------------------------------------------------
CLASS B                                       (UNAUDITED)     2008(a)      2007       2006       2005       2004(a)
----------------------------------------   ----------------   -------    -------    -------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $ 11.53         $ 12.37    $ 12.37    $ 12.47    $  12.67    $  12.42
                                              -------         -------    -------    -------    --------    --------
Income from investment operations(b):
   Net investment income(c) ............         0.23            0.45       0.46       0.47        0.48        0.49
   Net realized and unrealized gains
      (losses) .........................         0.32           (0.83)      0.01      (0.10)      (0.19)       0.24
                                              -------         -------    -------    -------    --------    --------
Total from investment operations .......         0.55           (0.38)      0.47       0.37        0.29        0.73
                                              -------         -------    -------    -------    --------    --------
Less distributions from:
   Net investment income ...............        (0.22)          (0.46)     (0.46)     (0.47)      (0.48)      (0.48)
   Net realized gains ..................           --              --(d)   (0.01)        --       (0.01)         --
                                              -------         -------    -------    -------    --------    --------
Total distributions ....................        (0.22)          (0.46)     (0.47)     (0.47)      (0.49)      (0.48)
                                              -------         -------    -------    -------    --------    --------
Redemption fees ........................           --(d)           --(d)      --(d)      --(d)       --(d)       --
                                              -------         -------    -------    -------    --------    --------
Net asset value, end of period .........      $ 11.86         $ 11.53    $ 12.37    $ 12.37    $  12.47    $  12.67
                                              =======         =======    =======    =======    ========    ========
Total return(e) ........................         4.79%          (3.22)%     3.93%      3.07%       2.35%       6.04%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................         1.18%           1.19%      1.18%      1.18%       1.18%       1.18%
Net investment income ..................         3.83%           3.73%      3.78%      3.82%       3.92%       3.90%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $66,551         $69,500    $83,644    $94,569    $103,378    $108,518
Portfolio turnover rate ................        10.77%          15.60%      6.75%      4.94%       9.07%       9.41%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 53

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                    YEAR ENDED FEBRUARY 28,
                                            AUGUST 31, 2008   --------------------------------------------------------
CLASS C                                      (UNAUDITED)       2008(a)      2007        2006        2005       2004(a)
----------------------------------------   ----------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $  11.59        $  12.43    $  12.42    $  12.51    $  12.72    $  12.47
                                              --------        --------    --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ............          0.23            0.46        0.47        0.48        0.49        0.48
   Net realized and unrealized gains
      (losses) .........................          0.32           (0.84)       0.01       (0.10)      (0.21)       0.25
                                              --------        --------    --------    --------    --------    --------
Total from investment operations .......          0.55           (0.38)       0.48        0.38        0.28        0.73
                                              --------        --------    --------    --------    --------    --------
Less distributions from:
   Net investment income ...............         (0.22)          (0.46)      (0.46)      (0.47)      (0.48)      (0.48)
   Net realized gains ..................            --              --(d)    (0.01)         --       (0.01)         --
                                              --------        --------    --------    --------    --------    --------
Total distributions ....................         (0.22)          (0.46)      (0.47)      (0.47)      (0.49)      (0.48)
                                              --------        --------    --------    --------    --------    --------
Redemption fees ........................            --(d)           --(d)       --(d)       --(d)       --(d)       --
                                              --------        --------    --------    --------    --------    --------
Net asset value, end of period .........      $  11.92        $  11.59    $  12.43    $  12.42    $  12.51    $  12.72
                                              ========        ========    ========    ========    ========    ========
Total return(e) ........................          4.77%          (3.21)%      3.99%       3.06%       2.34%       5.99%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................          1.18%           1.19%       1.17%       1.18%       1.18%       1.20%
Net investment income ..................          3.83%           3.73%       3.79%       3.82%       3.92%       3.88%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $182,874        $148,054    $141,913    $147,979    $138,027    $152,833
Portfolio turnover rate ................         10.77%          15.60%       6.75%       4.94%       9.07%       9.41%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                              54 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND

                                             PERIOD ENDED
                                           AUGUST 31, 2008(a)
ADVISOR CLASS                                 (UNAUDITED)
----------------------------------------   ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...         $11.86
                                                 ------
Income from investment operations(b):
   Net investment income(c) ............           0.09
   Net realized and unrealized gains
      (losses) .........................          (0.06)
                                                 ------
Total from investment operations .......           0.03
                                                 ------
Less distributions from net investment
   income ..............................          (0.09)
                                                 ------
Net asset value, end of period .........         $11.80
                                                 ======
Total return(d) ........................           0.21%

RATIOS TO AVERAGE NET ASSETS(e)
Expenses ...............................           0.53%
Net investment income ..................           4.48%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......         $1,396
Portfolio turnover rate ................          10.77%

(a)  For the period July 1, 2008 (effective date) to August 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 55

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS 96.7%
    ALABAMA 6.4%
    Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A, AMBAC
       Insured, 5.25%, 8/15/21 ..............................................................   $      2,490,000   $    2,591,692
    Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.25%,
       6/01/18 ..............................................................................          5,000,000        5,099,600
    Auburn University General Fee Revenue, Auburn University, Series A, FSA Insured, 5.00%,
       6/01/38 ..............................................................................         12,000,000       12,075,120
    Bessemer GO, wts., XLCA Insured, 5.00%, 2/01/35 .........................................          2,000,000        1,923,380
    Birmingham Waterworks and Sewer Board Water and Sewer Revenue, Series A, FSA Insured,
       5.00%, 1/01/40 .......................................................................          1,190,000        1,164,118
    Daphne Utilities Board Water Gas and Sewer Revenue, Series B, AMBAC Insured,
       Pre-Refunded, 5.50%, 6/01/30 .........................................................          1,670,000        1,784,746
    East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
       Series A, MBIA Insured, 5.25%, 9/01/28 ...............................................          7,000,000        7,081,970
    Foley Utilities Board Utilities Revenue, FSA Insured, 5.00%, 11/01/29 ...................         10,720,000       10,932,470
    Helena Utilities Board Water and Sewer Revenue, MBIA Insured,
       5.25%, 4/01/27 .......................................................................          1,805,000        1,986,962
       5.25%, 4/01/33 .......................................................................          2,695,000        2,966,683
       Pre-Refunded, 5.25%, 4/01/27 .........................................................          1,455,000        1,601,679
       Pre-Refunded, 5.25%, 4/01/33 .........................................................          2,195,000        2,416,278
    Houston County Health Care Authority Revenue, Series A, AMBAC Insured, 5.125%,
       10/01/24 .............................................................................          5,855,000        5,856,464
       10/01/25 .............................................................................          6,065,000        6,027,215
    Jefferson County Sewer Revenue, Capital Improvement, wts., Series A, FGIC Insured,
       Pre-Refunded, 5.125%, 2/01/29 ........................................................         22,050,000       22,544,140
    Leeds Public Educational Building Authority Educational Facilities Revenue, Assured
       Guaranty, 5.125%, 4/01/38 ............................................................         10,865,000       10,645,744
    Limestone County Water and Sewer Authority Water Revenue, AMBAC Insured, 5.00%,
       12/01/35 .............................................................................          9,100,000        9,121,931
    Madison GO, wts., Refunding, XLCA Insured, 4.75%, 12/01/36 ..............................         10,000,000        9,492,800
    Muscle Shoals GO, wts., MBIA Insured, Pre-Refunded, 5.50%, 8/01/30 ......................          2,000,000        2,165,740
    Orange Beach Sewer Revenue, wts., MBIA Insured, 5.00%, 2/01/30 ..........................          5,000,000        5,039,800
    Orange Beach Water Sewer and Fire Protection Authority Revenue, MBIA Insured, 5.00%,
       5/15/35 ..............................................................................          3,665,000        3,693,770
    Pell City GO, wts.,
       Refunding, XLCA Insured, 5.00%, 2/01/24 ..............................................          1,020,000        1,031,281
       XLCA Insured, 5.00%, 2/01/34 .........................................................          5,195,000        4,999,564
    University of Alabama at Birmingham Hospital Revenue, Refunding, Series A, AMBAC Insured,
       5.00%, 9/01/41 .......................................................................          5,000,000        4,812,550
    University of Alabama General Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ...........          3,000,000        3,011,820
    University of Alabama University Revenues, FGIC Insured, 5.25%, 10/01/27 ................          5,975,000        6,103,881
                                                                                                                   --------------
                                                                                                                      146,171,398
                                                                                                                   --------------
    ALASKA 0.1%
    Alaska Energy Authority Power Revenue, Bradley Lake Project, Refunding, BIG Insured,
       6.25%, 7/01/21 .......................................................................              5,000            5,012
    Alaska Energy Authority Utilities Revenue, Refunding, FSA Insured, 5.20%, 7/01/17 .......          3,000,000        3,003,720
                                                                                                                   --------------
                                                                                                                        3,008,732
                                                                                                                   --------------


                             56 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    ARIZONA 3.0%
    Arizona State Municipal Financing Program COP, Series 1986-20, BIG Insured, ETM, 7.70%,
       8/01/10 ..............................................................................   $      4,040,000   $    4,376,249
    Cochise County USD No. 68 GO, Sierra Vista, Refunding, FGIC Insured, 7.50%, 7/01/10 .....            500,000          542,245
    Downtown Phoenix Hotel Corp. Revenue,
       Senior Series A, FGIC Insured, 5.00%, 7/01/36 ........................................         15,000,000       12,573,300
       Sub Series B, FGIC Insured, 5.00%, 7/01/36............................................          6,450,000        6,133,627
    Maricopa County IDA Hospital Facility Revenue, Samaritan Health Services, Series A, MBIA
       Insured, ETM, 7.00%, 12/01/16 ........................................................            300,000          363,006
    Mesa IDAR, Discovery Health System, Series A, MBIA Insured, Pre-Refunded,
       5.75%, 1/01/25 .......................................................................         18,000,000       19,055,520
       5.625%, 1/01/29 ......................................................................         12,655,000       13,376,462
    Tucson Water Revenue, Series B, FSA Insured, 5.00%, 7/01/32 .............................         12,000,000       12,170,160
                                                                                                                   --------------
                                                                                                                       68,590,569
                                                                                                                   --------------
    ARKANSAS 2.0%
    Arkansas State Development Finance Authority Water Revenue, Refunding, Series A, MBIA
       Insured, 6.50%, 7/01/10 ..............................................................            920,000          964,482
    Arkansas State University Revenue,
       Arkansas State University-Beebe, Series B, AMBAC Insured, 5.00%, 12/01/30 ............          3,250,000        3,291,113
       Arkansas State University-Beebe, Series B, AMBAC Insured, 5.00%, 12/01/35 ............          3,045,000        3,057,606
       Housing, Refunding, AMBAC Insured, 5.00%, 3/01/32 ....................................          6,820,000        6,849,394
    Benton Regional Public Water Authority Water Revenue, Refunding and Improvement, XLCA
       Insured, 5.00%, 10/01/35 .............................................................          5,230,000        5,020,068
    Little Rock School District GO,
       Refunding, Series B, FSA Insured, 5.50%, 2/01/33 .....................................          3,970,000        4,064,843
       Series C, FSA Insured, 5.25%, 2/01/33.................................................          7,790,000        7,902,098
    Paragould Water and Electric Revenue, AMBAC Insured, Pre-Refunded, 5.65%, 12/01/25.......          1,000,000        1,077,760
    Pulaski Technical College Revenue, Student Tuition and Fee, FGIC Insured, 5.00%,
       9/01/34 ..............................................................................          2,190,000        2,161,749
    University of Arkansas University Revenues,
       AMBAC Insured, 5.00%, 11/01/36 .......................................................          8,205,000        8,231,749
       Various Facility, Fayetteville Campus, FGIC Insured, 5.00%, 12/01/32 .................          4,000,000        4,023,960
                                                                                                                   --------------
                                                                                                                       46,644,822
                                                                                                                   --------------
    CALIFORNIA 3.1%
    California State GO,
       Refunding, AMBAC Insured, 5.00%, 2/01/33..............................................          7,000,000        7,045,080
       Refunding, MBIA Insured, 5.00%, 2/01/31 ..............................................         20,000,000       19,839,400
       Refunding, MBIA Insured, 5.00%, 10/01/32 .............................................          1,910,000        1,886,220
       Various Purpose, Refunding, MBIA Insured, 4.75%, 3/01/35 .............................         20,855,000       19,570,332
    Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ............         14,455,000       16,238,169
    Oakland RDA Tax Allocation, Central District Redevelopment, Refunding, AMBAC Insured,
       5.50%, 2/01/14........................................................................            250,000          268,423
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Refunding, Series A,
       MBIA Insured, 5.25%, 1/15/30..........................................................          4,000,000        3,860,320
    Val Verde USD, COP, School Construction Project,
       Refunding, Series B, FGIC Insured, 5.00%, 1/01/35.....................................          1,680,000        1,511,261
       Series B, FGIC Insured, Pre-Refunded, 5.00%, 1/01/35 .................................            820,000          909,823
                                                                                                                   --------------
                                                                                                                       71,129,028
                                                                                                                   --------------


                             Semiannual Report | 57

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    COLORADO 4.9%
    Arkansas River Power Authority Power Revenue, Improvement, XLCA Insured, 5.25%,
       10/01/32 .............................................................................   $     12,490,000   $   10,901,647
    Aurora Water Improvement Revenue, first lien, Series A, AMBAC Insured, 5.00%, 8/01/39....         25,000,000       24,920,750
    Broomfield COP, Refunding, AMBAC Insured, 6.00%, 12/01/29 ...............................          3,000,000        3,096,840
    Colorado Board of Governors University Enterprise System Revenue, Series A, FGIC Insured,
       5.00%, 3/01/37........................................................................         10,000,000        9,835,800
    Colorado Health Facilities Authority Revenue,
       Catholic Health, Series C-7, FSA Insured, 5.00%, 9/01/36 .............................         20,000,000       19,851,000
       Hospital, Refunding, Series B, FSA Insured, 5.25%, 3/01/36 ...........................         10,000,000        9,928,000
    Denver City and County Airport Revenue, Series C, MBIA Insured, ETM, 6.125%,
       11/15/25 .............................................................................          3,590,000        4,159,733
    Denver City and County Airport Revenue, Series C, MBIA Insured, ETM, 6.125%,
       11/15/25 .............................................................................          4,410,000        4,441,355
    Denver Convention Center Hotel Authority Revenue, Refunding, senior bond, XLCA Insured,
       5.00%, 12/01/35.......................................................................         15,000,000       12,424,350
    University of Colorado Hospital Authority Revenue, Refunding, Series A, AMBAC Insured,
       5.20%, 11/15/17 ......................................................................          5,425,000        5,511,691
       5.25%, 11/15/22 ......................................................................          7,800,000        7,826,988
                                                                                                                   --------------
                                                                                                                      112,898,154
                                                                                                                   --------------
    DISTRICT OF COLUMBIA 0.9%
    District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 9/01/16...............            135,000          135,419
    District of Columbia Hospital Revenue, Children's Hospital Obligation, Sub Series 1, FSA
       Insured, 5.45%, 7/15/35 ..............................................................         20,000,000       20,343,200
                                                                                                                   --------------
                                                                                                                       20,478,619
                                                                                                                   --------------
    FLORIDA 16.1%
    Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/20 ..........................          1,000,000        1,021,200
    Brevard County Local Option Fuel Tax Revenue, FGIC Insured, 5.00%,
       8/01/32 ..............................................................................         12,440,000       11,969,519
       8/01/37 ..............................................................................         13,000,000       12,388,740
    Broward County HFAR, FSA Insured,
       5.65%, 11/01/22 ......................................................................            405,000          405,041
       5.70%, 11/01/29 ......................................................................            225,000          224,872
    Broward County School Board COP,
       MBIA Insured, 5.00%, 7/01/28 .........................................................          2,000,000        1,989,900
       Series A, FSA Insured, 5.00%, 7/01/22.................................................          2,000,000        2,015,780
       Series A, FSA Insured, 5.00%, 7/01/26.................................................          2,850,000        2,855,700
       Series A, FSA Insured, 5.00%, 7/01/30.................................................          2,000,000        1,973,700
    Cape Coral Water and Sewer Revenue, AMBAC Insured, 5.00%, 10/01/36.......................          2,000,000        1,915,580
    Celebration CDD, Special Assessment, Series B, MBIA Insured, 5.50%, 5/01/19 .............            205,000          206,335
    Clearwater Water and Sewer Revenue, FGIC Insured, 5.00%,
       12/01/28 .............................................................................         11,050,000       11,061,713
       12/01/32 .............................................................................         13,665,000       13,456,335
    Coral Gables Health Facilities Authority Hospital Revenue, Baptist Health South Florida
       Obligated Group, FSA Insured, Pre-Refunded, 5.00%, 8/15/29 ...........................          1,000,000        1,105,310
    Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, FSA Insured, 5.75%,
       9/01/29 ..............................................................................          1,890,000        1,890,699
    Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08 .........            200,000          200,866


                             58 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured, 5.00%,
       11/15/32 .............................................................................   $      1,000,000   $      934,740
    Destin Capital Improvement Revenue, MBIA Insured, 5.00%, 8/01/27 ........................          1,315,000        1,357,645
    Escambia County HFA, SFMR, Multi-County Program, Refunding, Series A, MBIA Insured,
       6.40%, 10/01/30.......................................................................             45,000           45,191
    Escambia County Utilities Authority Utility System Revenue,
       FGIC Insured, 5.00%, 1/01/31 .........................................................          1,775,000        1,779,118
       Refunding, Series B, FGIC Insured, 5.00%, 1/01/22.....................................          2,000,000        2,033,520
    Florida Gulf Coast University Financing Corp. Capital Improvement Revenue, Housing
       Project, Series A, MBIA Insured, 5.00%, 2/01/37 ......................................         10,000,000        9,589,900
    Florida HFAR, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36 ........          1,600,000        1,602,352
    Florida HFC Revenue,
       Housing Logans Pointe Apartments, Series F-1, FSA Insured, 5.90%, 12/01/19 ...........          1,200,000        1,217,148
       Marina Bay Apartments, Series S, FSA Insured, 5.85%, 2/01/41 .........................          1,070,000        1,071,359
    Florida Intergovernmental Finance Commission Capital Revenue, Series A, AMBAC Insured,
       5.00%, 8/01/32........................................................................          3,570,000        3,588,707
    Florida State Board of Education Capital Outlay GO, Public Education,
       Refunding, Series E, FGIC Insured, 5.00%, 6/01/24.....................................          5,000,000        5,072,850
       Series B, FGIC Insured, 5.00%, 6/01/23 ...............................................          5,395,000        5,513,258
    Florida State Board of Education GO,
       Series C, MBIA Insured, 5.00%, 6/01/27................................................          4,245,000        4,316,316
       Series F, MBIA Insured, 5.00%, 6/01/28 ...............................................          2,000,000        2,030,180
    Florida State Board Regent Housing Revenue, University of Florida, FGIC Insured,
       Pre-Refunded, 5.25%, 7/01/30..........................................................          2,000,000        2,134,020
    Florida State Correctional Privatization Commission COP, Series B, AMBAC Insured, 5.00%,
       8/01/25 ..............................................................................          2,000,000        2,031,580
    Florida State Department of Environmental Protection Preservation Revenue, Florida
       Forever, Series A, MBIA Insured, 5.00%, 7/01/21 ......................................          3,000,000        3,085,170
    Florida State Department of General Services Division Facilities Management Revenue,
       Florida Facilities Pool, Series B, FSA Insured, Pre-Refunded, 5.50%, 9/01/28 .........            550,000          576,543
    Greater Orlando Aviation Authority Orlando Airport Facilities Revenue, Series B, FGIC
       Insured, 5.25%, 10/01/28 .............................................................          2,500,000        2,522,350
    Gulf Breeze Revenue,
       AMBAC Insured, 5.00%, 12/01/32 .......................................................          1,205,000        1,206,675
       FGIC Insured, 5.80%, 12/01/20 ........................................................          1,250,000        1,317,400
       Local Government Loan Program, Series C, FGIC Insured, 6.05%, 12/01/15 ...............          1,915,000        1,926,816
    Hernando County School Board COP, MBIA Insured, 5.00%, 7/01/30 ..........................          1,150,000        1,134,877
    Hillsborough County School Board COP, Master Lease Program,
       MBIA Insured, Pre-Refunded, 5.375%, 7/01/26...........................................          1,000,000        1,028,870
       Refunding, Series A, MBIA Insured, 5.00%, 7/01/26 ....................................          1,670,000        1,697,872
    Indian Trail Water Control District Improvement Revenue, MBIA Insured, 5.75%, 8/01/16....          1,090,000        1,091,766
    Jacksonville Capital Improvement Revenue, Refunding, Series C, AMBAC Insured, 5.00%,
       10/01/25 .............................................................................          4,000,000        4,081,040
    Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured,
       5.00%, 10/01/32.......................................................................          1,000,000          988,920
    Jacksonville Sales Tax Revenue,
       AMBAC Insured, 5.00%, 10/01/30 .......................................................          5,000,000        5,033,750
       Better Jacksonville, MBIA Insured, 5.00%, 10/01/30 ...................................          1,500,000        1,511,295


                             Semiannual Report | 59

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Jacksonville Transportation Revenue, MBIA Insured,
       5.00%, 10/01/26 ......................................................................   $      2,000,000   $    2,026,060
       5.25%, 10/01/29 ......................................................................         11,000,000       11,192,940
    Jacksonville Water and Sewer Revenue, United Water Project, AMBAC Insured, 6.35%,
       8/01/25 ..............................................................................          1,000,000        1,001,880
    Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30 ...................          2,080,000        2,036,653
    Lee County Airport Revenue,
       Refunding, FSA Insured, 5.00%, 10/01/33 ..............................................          3,530,000        3,490,076
       Series B, FSA Insured, Pre-Refunded, 5.75%, 10/01/33 .................................          4,000,000        4,339,120
    Lee Memorial Health System Hospital Revenue, Series A, AMBAC Insured, 5.00%,
       4/01/32 ..............................................................................          1,460,000        1,416,667
       4/01/37 ..............................................................................         11,000,000       10,547,790
    Leon County COP, AMBAC Insured, 5.00%, 7/01/25 ..........................................          8,935,000        9,096,545
    Maitland CDA Revenue, AMBAC Insured, 5.00%, 7/01/34 .....................................          2,595,000        2,618,718
    Marion County Utility System Revenue, FGIC Insured, 5.00%, 12/01/31 .....................          1,500,000        1,500,450
    Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 ......................          3,000,000        2,937,300
    Miami-Dade County Aviation Revenue, Miami International Airport, Hub of the Americas,
       Refunding, Series A, CIFG Insured, 5.00%, 10/01/38....................................          1,625,000        1,409,037
       Series B, FGIC Insured, 5.75%, 10/01/29 ..............................................          2,500,000        2,552,050
       Series B, FGIC Insured, 5.00%, 10/01/30 ..............................................          3,500,000        3,377,430
    Miami-Dade County GO, Building Better Communities Program, FGIC Insured, 5.00%,
       7/01/33 ..............................................................................          2,000,000        2,006,740
    Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A, MBIA
       Insured, 5.00%, 6/01/31 ..............................................................          1,650,000        1,630,002
    Miami-Dade County School Board COP, Series A, FGIC Insured, 5.00%,
       5/01/25 ..............................................................................          5,000,000        4,949,500
       5/01/26 ..............................................................................         17,080,000       16,803,475
       5/01/27 ..............................................................................         10,775,000       10,531,377
    Ocala Utility System Revenue, Refunding, Series A, FGIC Insured, 5.00%, 10/01/31 ........          2,000,000        2,001,100
    Ocoee Water and Sewer System Revenue, AMBAC Insured, 5.625%, 10/01/26 ...................          4,220,000        4,230,972
    Opa-Locka Capital Improvement Revenue, FGIC Insured, 6.125%, 1/01/24 ....................          1,000,000        1,002,070
    Orange County Health Facilities Authority Revenue, Hospital, Orlando Regional
    Healthcare,
       Series B, FSA Insured, 5.00%, 12/01/32 ...............................................          7,000,000        6,902,700
    Orange County School Board COP,
       AMBAC Insured, 5.50%, 8/01/25 ........................................................          1,000,000        1,053,430
       Series A, MBIA Insured, 5.00%, 8/01/27................................................         10,000,000       10,038,300
    Orange County Tourist Development Tax Revenue, AMBAC Insured, Pre-Refunded,
       5.25%, 10/01/27 ......................................................................         10,000,000       10,898,900
       5.50%, 10/01/31 ......................................................................          1,000,000        1,038,440
    Orlando-Orange County Expressway Authority Revenue,
       junior lien, FGIC Insured, 6.50%, 7/01/10.............................................            100,000          106,644
       junior lien, FGIC Insured, 6.50%, 7/01/12.............................................            225,000          251,003
       Series B, AMBAC Insured, 5.00%, 7/01/35 ..............................................         20,000,000       19,172,400
    Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, FSA Insured, 5.70%,
       12/01/17 .............................................................................            480,000          480,730
    Osceola County School Board COP, Series A, AMBAC Insured, Pre-Refunded, 5.25%,
       6/01/27 ..............................................................................         13,000,000       14,279,460
    Osceola County Tourist Development Tax Revenue, FGIC Insured, 5.00%, 10/01/32 ...........          3,000,000        2,946,300


                             60 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Palm Beach County IDR, South Florida Fair Project, MBIA Insured, 5.50%, 6/01/31 .........   $      2,000,000   $    2,035,000
    Palm Beach County School Board COP, Series A,
       AMBAC Insured, Pre-Refunded, 5.125%, 8/01/24 .........................................          2,000,000        2,165,540
       FGIC Insured, Pre-Refunded, 6.00%, 8/01/22 ...........................................          3,000,000        3,241,770
    Panama City Beach Utility Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/32..............          2,000,000        2,011,580
    Pasco County Guaranteed Entitlement Revenue, Refunding, FSA Insured, 5.00%,
       12/01/33 .............................................................................          2,185,000        2,206,894
    Pembroke Pines Public Improvement Revenue,
       Series A, AMBAC Insured, 5.00%, 10/01/29 .............................................          2,000,000        1,979,360
       Series B, AMBAC Insured, 5.00%, 10/01/34 .............................................          2,000,000        1,923,840
    Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured,
       5.00%, 11/15/30.......................................................................          4,000,000        4,027,880
    Pinellas County Sewer Revenue, FSA Insured, 5.00%, 10/01/32 .............................          3,000,000        3,022,590
    Polk County Public Facilities Revenue, MBIA Insured, 5.00%, 12/01/33.....................          2,000,000        1,966,060
    Polk County School Board COP, Series A, FSA Insured, 5.00%,
       1/01/24 ..............................................................................          5,000,000        5,036,600
       1/01/26 ..............................................................................          1,000,000        1,010,910
    Polk County Utility System Revenue, Series A, FGIC Insured, 5.00%,
       10/01/30 .............................................................................          1,000,000          973,880
       10/01/34 .............................................................................          2,000,000        1,907,500
    Port Orange GO, MBIA Insured, 5.00%, 4/01/33.............................................          1,755,000        1,762,617
    Port St. Lucie Utility Revenue, MBIA Insured, 5.00%, 9/01/34 ............................          8,420,000        8,263,809
    St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, Water
       Management Benefit, senior lien, Refunding, Series A, MBIA Insured, 5.25%, 5/01/25 ...          5,000,000        5,135,700
    St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%,
       10/01/32 .............................................................................          2,240,000        2,384,794
    Sumter County School District Revenue, Multi-District Loan Program, FSA Insured, 7.15%,
       11/01/15 .............................................................................            245,000          302,751
    Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 .............          2,000,000        2,081,080
    Tampa Bay Water Utility System Revenue, FGIC Insured, Pre-Refunded, 5.75%, 10/01/29......          2,000,000        2,194,920
    Tavares Water and Sewer Revenue, AMBAC Insured, 5.50%, 10/01/30 .........................          1,000,000        1,019,170
    University of Central Florida Athletics Assn. Inc. COP, Series A, FGIC Insured, 5.00%,
       10/01/27 .............................................................................          1,000,000          919,230
       10/01/30 .............................................................................          1,485,000        1,327,516
    University of Central Florida COP, University of Central Florida Convocation Corp.,
       Series A, FGIC Insured, 5.00%, 10/01/35 ..............................................          1,500,000        1,308,210
    Volusia County Educational Facility Authority Revenue, Embry-Riddle Aeronautical
    University,
       Refunding, Series B, AMBAC Insured, 5.25%, 10/15/19 ..................................          3,500,000        3,601,045
                                                                                                                   --------------
                                                                                                                      369,879,023
                                                                                                                   --------------
    GEORGIA 5.1%
    Athens Housing Authority Student Housing Lease Revenue, University of Georgia, East
       Campus, Refunding, AMBAC Insured, 5.00%, 12/01/33 ....................................          6,000,000        6,049,680
    Atlanta Airport Revenue, General, Series A, FGIC Insured, Pre-Refunded, 5.50%, 1/01/26 ..         13,750,000       14,520,825
    Atlanta GO, Refunding, FGIC Insured, 5.00%, 12/01/20 ....................................          3,775,000        3,786,967
    Atlanta Water and Wastewater Revenue,
       FSA Insured, 5.00%, 11/01/37..........................................................         15,000,000       14,885,100
       Series A, FGIC Insured, 5.00%, 11/01/29 ..............................................          4,750,000        4,622,700
       Series A, FGIC Insured, Pre-Refunded, 5.00%, 11/01/29 ................................          5,250,000        5,413,695


                             Semiannual Report | 61

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA (CONTINUED)
    Brunswick Water and Sewer Revenue, Refunding and Improvement, MBIA Insured, 6.10%,
       10/01/14 .............................................................................   $      1,535,000   $    1,735,670
    Bulloch County Development Authority Revenue, Assured Guaranty, 5.25%, 7/01/33 ..........         14,825,000       15,248,105
    Cherokee County Water and Sewer Authority Revenue,
       FGIC Insured, 5.00%, 8/01/27 .........................................................          1,500,000        1,518,435
       MBIA Insured, 6.90%, 8/01/18 .........................................................             15,000           15,032
    Columbus Building Authority Lease Revenue, Series A, FGIC Insured, 5.00%, 1/01/31 .......          3,500,000        3,533,775
    Dahlonega Water and Wastewater Revenue, Series A, Assured Guaranty, 5.50%, 9/01/37 ......          6,450,000        6,680,652
    East Point Building Authority Revenue, Water and Sewer Project, Series A, XLCA Insured,
       5.00%, 2/01/30 .......................................................................         11,360,000       10,532,538
    Fulton County Development Authority Revenue, Georgia Institute of Technology Athletic
    Assn., Refunding, AMBAC Insured, 5.125%, 10/01/32 .......................................          9,000,000        9,091,710
    Georgia Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus
       Regional Healthcare Systems, MBIA Insured, 5.50%, 8/01/19 ............................         15,000,000       15,520,350
    Henry County Water and Sewer Authority Revenue, FGIC Insured, Pre-Refunded, 5.625%,
       2/01/30 ..............................................................................          3,500,000        3,714,865
                                                                                                                    -------------
                                                                                                                      116,870,099
                                                                                                                    -------------
    HAWAII 0.5%
    Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
       5/01/12 ..............................................................................          1,000,000        1,097,040
       5/01/13 ..............................................................................          1,000,000        1,112,670
    Honolulu City and County GO, Refunding, Series C, FGIC Insured, 5.00%, 7/01/20  .........          6,250,000        6,391,687
    Kauai County GO, Series A, FGIC Insured, Pre-Refunded, 6.125%, 8/01/23  .................          1,755,000        1,888,819
                                                                                                                    -------------
                                                                                                                       10,490,216
                                                                                                                    -------------
    ILLINOIS 2.4%
    Chicago Board of Education Lease COP, Refunding, Series A, MBIA Insured, 6.25%,
       1/01/09 ..............................................................................            320,000          323,798
    Illinois Health Facilities Authority Revenue,
       Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%, 11/15/28 ..          5,000,000        5,025,800
       Series 1990, FSA Insured, ETM, 7.75%, 8/15/10 ........................................             50,000           55,433
    Illinois State Finance Authority Revenue, Edward Hospital, Series A, AMBAC Insured,
       5.50%, 2/01/40 .......................................................................          4,000,000        4,005,600
    Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, McCormick Place
       Expansion Project, Refunding, Series A, AMBAC Insured, 5.25%, 6/15/27  ...............          4,225,000        4,230,323
    Northern Illinois Municipal Power Agency Power Project Revenue, Prairie State Project,
       Refunding, Series A, MBIA Insured, 5.00%, 1/01/32 ....................................         27,905,000       26,432,453
    Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 .....            300,000          364,539
    Saline Valley Conservancy District Waterworks Revenue, Saline Valley Conservancy
       District, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/41 .........................          7,000,000        6,614,370
    St. Clair County School District No. 189 East St. Louis GO, Alternate Revenue
       Source, Refunding, AMBAC Insured, 5.125%, 1/01/28 ....................................          7,135,000        7,104,177
                                                                                                                    -------------
                                                                                                                       54,156,493
                                                                                                                    -------------
    INDIANA 0.2%
    Indiana Health and Educational Facilities Finance Authority Revenue, St. Francis, Series
       E, FSA Insured, 5.25%, 5/15/41 .......................................................          3,750,000        3,752,550
                                                                                                                    -------------


                             62 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    KANSAS 0.8%
    Overland Park Development Corp. Revenue, second tier, Convention, Refunding, Series B,
       AMBAC Insured, 5.125%, 1/01/32 .......................................................   $     20,000,000   $   17,506,800
                                                                                                                    -------------
    KENTUCKY 1.9%
    Kentucky Economic Development Finance Authority Health System Revenue, Norton
       Healthcare Inc.,
          Refunding, Series C, MBIA Insured, 6.05%, 10/01/20 ................................          8,505,000        9,343,253
          Series C, MBIA Insured, Pre-Refunded, 6.05%, 10/01/20 .............................          4,255,000        4,917,759
          Series C, MBIA Insured, Pre-Refunded, 6.15%, 10/01/26 .............................         12,195,000       14,214,492
    Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project,
       Series A, MBIA Insured, 5.00%, 9/01/37 ...............................................         10,000,000        9,487,300
    Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System
    Revenue,
       Series A, MBIA Insured, 5.50%, 5/15/34 ...............................................          5,000,000        5,182,800
                                                                                                                    -------------
                                                                                                                       43,145,604
                                                                                                                    -------------
    LOUISIANA 0.7%
    Louisiana Local Government Environmental Facilities and CDA Revenue, Parking Facilities
       Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31 ......................          5,485,000        5,592,780
    Louisiana State Gas and Fuels Tax Revenue, Series A, AMBAC Insured, 5.00%, 6/01/27 ......         10,000,000       10,118,200
                                                                                                                    -------------
                                                                                                                       15,710,980
                                                                                                                    -------------
    MAINE 0.0%(a)
    Maine State Health and Higher Educational Facilities Authority Revenue, Series C, FSA
       Insured, 6.20%, 7/01/25 ..............................................................            100,000          100,243
                                                                                                                    -------------
    MARYLAND 2.4%
    Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.00%,
       9/01/32 ..............................................................................         10,000,000        8,600,800
    Baltimore Revenue, Water Projects,
       Refunding, Series A, FGIC Insured, 5.125%, 7/01/42 ...................................         11,000,000       10,868,440
       Series A, FSA Insured, Pre-Refunded, 5.75%, 7/01/30 ..................................          5,880,000        6,269,726
    Maryland State Health and Higher Educational Facilities Authority Revenue,
       LifeBridge Health, Refunding, Assured Guaranty, 5.00%, 7/01/28 .......................          5,670,000        5,807,838
       LifeBridge Health, Refunding, Assured Guaranty, 5.00%, 7/01/34 .......................          9,000,000        9,095,400
       University of Maryland Medical System, Series B, FGIC Insured, 7.00%, 7/01/22 ........            200,000          251,748
       Western Maryland Health, Series A, MBIA Insured, 5.00%, 7/01/34 ......................         15,000,000       14,596,050
                                                                                                                    -------------
                                                                                                                       55,490,002
                                                                                                                    -------------
    MASSACHUSETTS 4.3%
    Massachusetts State Development Finance Agency Revenue, Worcester Polytechnic Institute,
       MBIA Insured, 5.00%, 9/01/47 .........................................................         25,050,000       24,879,660
    Massachusetts State GO, Consolidated Loan, Series D, MBIA Insured,
       ETM, 5.00%, 8/01/27 ..................................................................          3,535,000        3,804,615
       Pre-Refunded, 5.00%, 8/01/27 .........................................................            855,000          920,211
    Massachusetts State Health and Educational Facilities Authority Revenue,
       CareGroup Issue, Refunding, Series A, MBIA Insured, 5.00%, 7/01/25 ...................          3,880,000        3,931,720
       CareGroup Issue, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/25 ................            750,000          817,545
       Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28 ..................          4,415,000        4,470,364
       Central New England Health, Series B, AMBAC Insured, Pre-Refunded, 5.20%,
          8/01/28 ...........................................................................            585,000          599,385
       Emmanuel College, MBIA Insured, 5.00%, 7/01/37 .......................................         21,685,000       19,538,402


                             Semiannual Report | 63

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MASSACHUSETTS (CONTINUED)
    Massachusetts State Health and Educational Facilities Authority Revenue, (continued)
       Harvard Pilgrim Health, Series A, FSA Insured, 5.00%, 7/01/18 ........................   $      3,000,000   $    3,032,130
       Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ..................          9,485,000        9,601,096
       Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 ............................          8,000,000        8,083,840
    Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, sub. lien,
       Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ...................................          2,100,000        2,104,599
    Massachusetts State Water Resources Authority Revenue, Refunding, Series J, FSA Insured,
       5.00%, 8/01/32 .......................................................................         18,000,000       18,234,900
                                                                                                                    -------------
                                                                                                                      100,018,467
                                                                                                                    -------------
    MICHIGAN 9.9%
    Birmingham City School District GO, School Building and Site, FSA Insured, 5.00%,
       11/01/33 .............................................................................          8,135,000        8,289,809
    Central Michigan University Revenue, Series A, AMBAC Insured, 5.05%, 10/01/32 ...........          8,650,000        8,730,531
    Chippewa Valley Schools GO, School Building and Site, FSA Insured, 5.00%, 5/01/34 .......          5,000,000        5,047,600
    Detroit City School District GO, School Building and Site Improvements, Series A, FSA
       Insured, Pre-Refunded, 5.125%, 5/01/31 ...............................................          6,500,000        7,069,010
    Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/21  ...............         12,390,000       12,320,988
    Detroit Sewer Disposal System Revenue,
       second lien, Series B, MBIA Insured, 5.00%, 7/01/36 ..................................         15,000,000       14,243,400
       senior lien, Refunding, Series A, FSA Insured, 5.00%, 7/01/32  .......................          2,905,000        2,892,770
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.125%, 7/01/31  ..................          6,000,000        6,420,000
    Detroit Water Supply System Revenue, senior lien, Series A,
       FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ...........................................         10,185,000       10,889,293
       FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ...........................................          9,815,000       10,549,260
       FSA Insured, 5.00%, 7/01/34 ..........................................................          7,040,000        6,909,338
       MBIA Insured, 5.00%, 7/01/34 .........................................................         10,150,000        9,820,531
    Grand Rapids Sanitation Sewer System Revenue, FGIC Insured, 5.00%, 1/01/34...............        18,285,000       18,366,185
    Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Series
       A, AMBAC Insured, 5.25%, 6/01/17 .....................................................            500,000          505,670
    Michigan Municipal Bond Authority Revenue, Clean Water State Revolving Fund, MBIA
       Insured, 5.00%, 10/01/23 .............................................................         5,095,000        5,192,111
    Michigan State Building Authority Revenue, Refunding, Series IA,
       FGIC Insured, 5.00%, 10/15/36 ........................................................         10,000,000        9,851,000
       FSA Insured, 5.00%, 10/15/36..........................................................         28,895,000       29,278,148
    Michigan State Hospital Finance Authority Revenue,
       Hospital, Botsford Obligated Group, Refunding, Series A, MBIA Insured, 5.25%,
          2/15/22 ...........................................................................          2,000,000        2,041,020
       Oakwood Obligated Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 ............         10,000,000       10,029,100
       Sparrow Obligated Group, Refunding, MBIA Insured, 5.00%, 11/15/36 ....................         13,000,000       12,901,850
       St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 .........          2,500,000        2,622,100
    Michigan State Strategic Fund Limited Obligation Revenue, The Detroit Edison Co.
       Pollution Control Bonds Project, Refunding, Collateralized Series BB, AMBAC Insured,
          7.00%, 5/01/21 ....................................................................            250,000          299,065
    Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
       Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 ......         10,000,000        9,563,100


                             64 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Michigan State Trunk Line Revenue, Series A, FSA Insured, Pre-Refunded, 5.25%,
       11/01/30 .............................................................................    $    15,000,000   $   16,273,200
    Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M, MBIA
       Insured, 5.25%, 11/15/31 .............................................................          4,000,000        4,035,960
    Saginaw Valley State University Revenue, General, Refunding, AMBAC Insured, 5.30%,
       7/01/28 ..............................................................................          3,400,000        3,472,556
                                                                                                                   --------------
                                                                                                                      227,613,595
                                                                                                                   --------------
    MINNESOTA 2.6%
    Medford ISD No. 763 GO, Series A, FSA Insured, 5.125%, 2/01/26 ..........................          2,475,000        2,622,906
    Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, Refunding,
       Sub Series A, AMBAC Insured, 5.00%, 1/01/35 ..........................................         15,000,000       14,550,450
    Minneapolis Special School District No. 001 COP, Refunding, Series B, FGIC Insured,
       4.625%, 2/01/17.......................................................................          1,635,000        1,674,796
    Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
       Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ...................................            180,000          183,071
    Minnesota State HFAR, Rental Housing, Refunding, Series D, MBIA Insured, 6.00%,
       2/01/22 ..............................................................................            180,000          180,013
    Robbinsdale ISD No. 281 GO, MBIA Insured, 5.00%, 2/01/22.................................          7,340,000        7,431,309
    Sauk Rapids ISD No. 047 GO, Series A, MBIA Insured, 5.75%, 2/01/26.......................         11,850,000       12,729,981
    South Washington County ISD No. 833 GO, Series B, FSA Insured, 5.00%,
       2/01/22 ..............................................................................         10,970,000       11,259,608
       2/01/23 ..............................................................................          6,000,000        6,146,880
    Woodbury COP, Series A, AMBAC Insured, 5.35%, 2/01/21 ...................................          2,915,000        2,976,681
                                                                                                                   --------------
                                                                                                                       59,755,695
                                                                                                                   --------------
    MISSISSIPPI 0.4%
    Harrison County Wastewater Management District Revenue, Wastewater Treatment Facilities,
       Refunding, Series A, FGIC Insured, 8.50%, 2/01/13 ....................................            200,000          238,524
    Mississippi Development Bank Special Obligation Revenue, Municipal Energy Agency,
       Series A, XLCA Insured, 5.00%, 3/01/36 ...............................................         10,915,000        9,628,558
                                                                                                                   --------------
                                                                                                                        9,867,082
                                                                                                                   --------------
    MISSOURI 0.7%
    Missouri State Health and Educational Facilities Authority Revenue, St. Luke's Health
       System, Series B, FSA Insured, 5.50%, 11/15/35 .......................................         15,000,000       15,256,350
                                                                                                                   --------------
    MONTANA 0.4%
    Montana State Board of Workers Compensation Investment Program Revenue, MBIA Insured,
       ETM, 6.875%, 6/01/20 .................................................................          8,500,000        8,920,325
                                                                                                                   --------------
    NEBRASKA 1.8%
    Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1, MBIA
       Insured, ETM, 6.70%, 6/01/22 .........................................................          2,500,000        3,054,975
    Lincoln Electric System Revenue, FSA Insured, 4.75%, 9/01/35 ............................         25,000,000       24,700,000
    Public Power Generation Agency Revenue, Whelan Energy Center Unit 2, Series A, AMBAC
       Insured, 5.00%, 1/01/32 ..............................................................         13,715,000       13,565,095
                                                                                                                   --------------
                                                                                                                       41,320,070
                                                                                                                   --------------


                             Semiannual Report | 65

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEVADA 0.3%
    Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17 ................................   $        250,000   $      299,173
    Clark County School District GO, Series A, MBIA Insured, 7.00%, 6/01/10 .................          4,000,000        4,323,280
    Director of the State of Nevada Department of Business and Industry Revenue, Las Vegas
       Monorail Project, first tier, AMBAC Insured, 5.625%, 1/01/34 .........................          5,000,000        3,514,350
                                                                                                                   --------------
                                                                                                                        8,136,803
                                                                                                                   --------------
    NEW JERSEY 1.6%
    Essex County Improvement Authority Revenue, Garden State Cancer Center Project, AMBAC
       Insured, 6.00%, 12/01/20 .............................................................          2,525,000        2,529,293
    Middlesex County COP, MBIA Insured, 5.30%, 6/15/29 ......................................          3,575,000        3,648,430
    New Brunswick Parking Authority Revenue, Guaranteed Parking, Series A, MBIA Insured,
       5.00%, 9/01/34........................................................................          1,500,000        1,491,345
    New Jersey EDA Revenue,
       Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/29...............          3,450,000        3,445,342
       Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/34...............         21,250,000       21,096,150
       Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28.....................          4,000,000        4,043,800
    New Jersey State Turnpike Authority Turnpike Revenue,
       2005, Refunding, Series C, AMBAC Insured, 6.50%, 1/01/16 .............................             50,000           57,642
       2005, Series C, AMBAC Insured, ETM, 6.50%, 1/01/16 ...................................             20,000           23,145
       Series C, AMBAC Insured, Pre-Refunded, 6.50%, 1/01/16 ................................            230,000          266,165
                                                                                                                   --------------
                                                                                                                       36,601,312
                                                                                                                   --------------
    NEW YORK 3.3%
    Central Square GO, Central School District, FGIC Insured, ETM, 6.50%, 6/15/10............            900,000          969,147
    MTA Revenue, Series B, MBIA Insured, 5.00%, 11/15/28 ....................................         20,000,000       20,171,600
    MTA Service Contract Revenue, Series B, MBIA Insured, 5.00%, 1/01/31 ....................          7,000,000        7,009,170
    Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
       Pre-Refunded, 5.75%, 8/01/29..........................................................          5,000,000        5,262,300
    New York City Transitional Finance Authority Revenue, Future Tax Secured,
       Refunding, Series B, MBIA Insured, 5.00%, 8/01/32 ....................................          2,230,000        2,263,807
       Series A, FGIC Insured, 5.125%, 8/01/33 ..............................................         14,590,000       14,845,617
    New York State Dormitory Authority Revenues,
       Mental Health Services Facilities Improvement, Series B, MBIA Insured, Pre-Refunded,
          5.25%, 8/15/31 ....................................................................          5,935,000        6,423,984
       State Supported Debt, Mental Health Services Facilities Improvement, Series B, MBIA
          Insured, 5.25%, 8/15/31 ...........................................................          5,530,000        5,574,793
       State Supported Debt, Mental Health Services Facilities Improvement, Series B, MBIA
          Insured, Pre-Refunded, 5.25%, 8/15/31 .............................................          3,535,000        3,826,249
       Vassar Brothers Hospital, FSA Insured, 5.375%, 7/01/25 ...............................          4,000,000        4,081,760
    Triborough Bridge and Tunnel Authority Revenues, Refunding, MBIA Insured, 5.00%,
       11/15/32..............................................................................          5,000,000        5,037,250
                                                                                                                   --------------
                                                                                                                       75,465,677
                                                                                                                   --------------
    NORTH CAROLINA 0.6%
    North Carolina Medical Care Commission Hospital Revenue, Rex Healthcare Project, AMBAC
       Insured, 5.00%, 6/01/17 ..............................................................          5,000,000        5,054,450
    North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, MBIA Insured, ETM,
       6.50%, 1/01/10........................................................................             20,000           21,200


                              66 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    Raleigh-Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%,
       11/01/25 .............................................................................   $      5,000,000   $    5,036,200
       11/01/31 .............................................................................          4,000,000        3,967,200
                                                                                                                   --------------
                                                                                                                       14,079,050
                                                                                                                   --------------
    NORTH DAKOTA 1.4%
    Cass County Health Facilities Revenue, Health Care, Essential Obligation, Series D,
       Assured Guaranty, 5.00%, 2/15/40 .....................................................         31,970,000       31,372,481
                                                                                                                   --------------
    OHIO 3.4%
    Akron Income Tax Revenue, Community Learning Centers, Series A, FGIC Insured, 5.00%,
       12/01/33 .............................................................................          5,000,000        5,011,050
    Cleveland Airport System Revenue, Series A, FSA Insured, 5.00%, 1/01/31 .................         13,780,000       13,760,570
    Fairview Park City School District GO, School Improvement, MBIA Insured, 5.00%,
       12/01/29 .............................................................................          1,460,000        1,481,579
       12/01/33 .............................................................................          2,000,000        2,011,220
    Hamilton Wastewater System Revenue, Series A, FSA Insured, Pre-Refunded, 5.15%,
       10/15/17 .............................................................................          3,015,000        3,057,451
    Jefferson Area Local School District GO, School Facilities Construction and Improvement,
       FGIC Insured, 5.00%, 12/01/31 ........................................................          4,085,000        4,007,630
    Licking Heights Local School District GO, School Facilities Construction and Improvement,
       Series A, FGIC Insured, Pre-Refunded, 5.625%, 12/01/28 ...............................          3,465,000        3,728,583
    Lucas County Hospital Revenue, ProMedica Healthcare Obligated Group, Refunding, AMBAC
       Insured, 5.375%, 11/15/29 ............................................................          5,000,000        4,921,900
    Maumee City School District GO, School Facilities Construction and Improvement, FSA
       Insured, 5.00%, 12/01/27 .............................................................          3,250,000        3,343,242
    Medina City School District GO, FGIC Insured, Pre-Refunded, 5.25%, 12/01/28 .............          7,500,000        7,814,175
    Ohio State GO, Common Schools, FSA Insured, 5.00%, 9/15/21 ..............................          3,230,000        3,333,392
    Olentangy Local School District GO, School Facilities Construction and Improvement,
       Series A, FGIC Insured, Pre-Refunded, 5.25%, 12/01/32 ................................         11,450,000       12,799,039
    Reynoldsburg City School District GO, School Facilities Construction and Improvement,
       FSA Insured, 5.00%, 12/01/31 .........................................................          4,000,000        4,081,320
    Springfield City School District GO, FGIC Insured, Pre-Refunded, 5.20%, 12/01/23.........          3,860,000        4,248,548
    Toledo City School District GO, School Facilities Improvement, Series B, FGIC Insured,
       5.00%, 12/01/32.......................................................................          4,000,000        3,966,400
                                                                                                                   --------------
                                                                                                                       77,566,099
                                                                                                                   --------------
    OKLAHOMA 0.0%a
    McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 1/01/23 .......................            300,000          348,858
                                                                                                                   --------------
    OREGON 0.4%
    Ontario Catholic Health Revenue, Holy Rosary Medical Center, MBIA Insured, 5.50%,
       11/15/12 .............................................................................            700,000          701,022
    Oregon Health and Science University Revenue,
       Refunding, Series B, MBIA Insured, 5.25%, 7/01/15 ....................................            460,000          460,869
       Series A, MBIA Insured, 5.00%, 7/01/32................................................          8,000,000        7,911,600
                                                                                                                   --------------
                                                                                                                        9,073,491
                                                                                                                   --------------


                             Semiannual Report | 67

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    PENNSYLVANIA 1.5%
    Allegheny County Hospital Development Authority Revenue, Health System, Series A, MBIA
       Insured, Pre-Refunded, 6.50%, 11/15/30 ...............................................   $     10,000,000   $   11,123,700
    Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM, 6.00%,
       9/01/19 ..............................................................................            500,000          590,570
    Pennsylvania State Public School Building Authority Lease Revenue, School District of
       Philadelphia Project,
          FSA Insured, Pre-Refunded, 5.00%, 6/01/33 .........................................          5,000,000        5,471,100
          Refunding, Series B, FSA Insured, 4.75%, 6/01/30 ..................................          6,000,000        5,856,480
    Philadelphia Gas Works Revenue, 1998 General Ordinance, Fourth Series, FSA Insured,
       5.00%, 8/01/32........................................................................          4,000,000        4,046,640
    Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured, Pre-Refunded, 5.25%,
       11/01/24 .............................................................................          2,000,000        2,201,740
    Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales
       Tax, AMBAC Insured, 5.25%, 2/01/31 ...................................................          6,000,000        6,120,120
    Pittsburgh Water and Sewer Authority Revenue, FGIC Insured, ETM, 7.25%, 9/01/14..........             75,000           85,102
                                                                                                                   --------------
                                                                                                                       35,495,452
                                                                                                                   --------------
    RHODE ISLAND 0.6%
    Rhode Island Clean Water Finance Agency Revenue, Cranston Wastewater Treatment System,
       MBIA Insured, 5.80%, 9/01/22..........................................................          7,785,000        7,876,941
    Rhode Island State EDC Special Facility Revenue, first lien, Rhode Island
       Airport Corp. Project, CIFG Insured, 5.00%, 7/01/31 ..................................          5,730,000        5,459,773
    Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing,
       Lifespan Obligation Group, Refunding, MBIA Insured, 5.75%, 5/15/23....................            100,000          101,156
                                                                                                                   --------------
                                                                                                                       13,437,870
                                                                                                                   --------------
    SOUTH CAROLINA 2.0%
    Piedmont Municipal Power Agency Electric Revenue, Refunding, FGIC Insured, 6.25%,
       1/01/21 ..............................................................................            200,000          217,394
    Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program,
       Series A, FSA Insured, ETM, 7.125%, 7/01/17...........................................          2,280,000        2,658,845
    Scago Educational Facilities Corp. for Pickens School District Revenue, Pickens County
       Project, FSA Insured, 5.00%, 12/01/31.................................................         17,800,000       17,701,744
    South Carolina Jobs EDA Hospital Facilities Revenue, Palmetto Health, Refunding, Series
       A, FSA Insured, 5.00%, 8/01/35 .......................................................         20,000,000       19,940,400
    South Carolina Jobs EDA Industrial Revenue, South Carolina Electric and Gas Co. Project,
       Series A, AMBAC Insured, 5.20%, 11/01/27 .............................................          5,000,000        5,155,950
                                                                                                                   --------------
                                                                                                                       45,674,333
                                                                                                                   --------------
    SOUTH DAKOTA 0.4%
    Brookings COP, Refunding, AMBAC Insured, 5.10%, 12/01/18.................................          5,000,000        5,117,150
    South Dakota Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 ......................          2,720,000        3,083,827
                                                                                                                   --------------
                                                                                                                        8,200,977
                                                                                                                   --------------
    TENNESSEE 0.5%
    Johnson City Health and Educational Facilities Board Hospital Revenue,
       Medical Center Hospital, Refunding and Improvement, MBIA Insured, ETM, 5.25%,
          7/01/28 .......................................................................              8,500,000        8,670,000
       Series A, MBIA Insured, Pre-Refunded, 5.125%, 7/01/25 ............................              2,780,000        2,834,488
                                                                                                                   --------------
                                                                                                                       11,504,488
                                                                                                                   --------------


                             68 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    TEXAS 5.9%
    Austin Hotel Occupancy Tax Revenue, sub. lien, AMBAC Insured, Pre-Refunded,
       5.625%, 11/15/21 .....................................................................   $      2,355,000   $    2,454,852
       5.80%, 11/15/29 ......................................................................          6,000,000        6,266,760
    Austin Water and Wastewater System Revenue, Refunding, Series B, FSA Insured,
       5.125%, 5/15/27 ......................................................................         11,125,000       11,344,274
       5.25%, 5/15/31 .......................................................................          5,000,000        5,088,800
    Bell County Health Facilities Development Corp. Revenue, Hospital, Cook Children's
       Medical Center, Refunding, FSA Insured, 5.30%, 12/01/23 ..............................          5,000,000        5,114,050
    Coastal Bend Health Facilities Development Corp. Revenue, Series B, AMBAC Insured, ETM,
       6.30%, 1/01/17........................................................................         10,350,000       11,719,408
    Dallas-Fort Worth International Airport Revenue,
       Joint Series A, FGIC Insured, 6.00%, 11/01/21 ........................................          2,210,000        2,218,597
       Refunding and Improvement, Joint Series A, FGIC Insured, 5.625%, 11/01/21.............         12,000,000       11,982,360
    Harris County Hospital District Mortgage Revenue,
       AMBAC Insured, ETM, 7.40%, 2/15/10 ...................................................            115,000          115,906
       Refunding, AMBAC Insured, 7.40%, 2/15/10..............................................            530,000          543,489
    Harris County Hospital District Revenue, senior lien, Refunding, Series A, MBIA Insured,
       5.25%, 2/15/37........................................................................         10,250,000       10,234,625
    Harris County Houston Sports Authority Revenue, senior lien, Series G, MBIA Insured,
       5.25%, 11/15/30 ......................................................................         21,325,000       20,303,532
    Houston Water and Sewer System Revenue, junior lien, Series B, FGIC Insured,
       Pre-Refunded, 5.75%, 12/01/30.........................................................         10,000,000       10,787,900
    Laredo ISD Public Facility Corp. Lease Revenue, Series C, AMBAC Insured, 5.00%,
       8/01/29 ..............................................................................          1,000,000        1,008,830
    Matagorda County Navigation District No. 1 Revenue, Houston Industries Inc. Project,
       Refunding,
       Series A, MBIA Insured, 5.25%, 11/01/29...............................................          3,185,000        3,193,727
       Series B, MBIA Insured, 5.15%, 11/01/29...............................................          2,750,000        2,757,095
    North Harris County Regional Water Authority Revenue, senior lien, FGIC Insured, 5.00%,
       12/15/33 .............................................................................         10,000,000        9,451,000
    Pflugerville GO, FGIC Insured,
       5.25%, 8/01/27 .......................................................................          3,320,000        3,374,880
       5.20%, 8/01/32 .......................................................................          3,000,000        3,017,760
    Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris
       Methodist Health System, MBIA Insured, ETM, 6.00%, 9/01/24 ...........................          3,250,000        3,812,640
    Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center,
       Series D, FSA Insured, Pre-Refunded, 5.375%, 11/01/27 ................................          8,200,000        8,486,508
    United ISD, GO, 5.125%, 8/15/26..........................................................          3,000,000        3,069,210
                                                                                                                   --------------
                                                                                                                      136,346,203
                                                                                                                   --------------
    UTAH 0.4%
    Provo Electric System Revenue, Series A, AMBAC Insured, ETM, 10.375%, 9/15/15 ...........             35,000           44,388
    Utah County Hospital Revenue, IHC Health Services Inc., MBIA Insured, ETM, 5.25%,
       8/15/21 ..............................................................................          5,000,000        5,071,450
       8/15/26 ..............................................................................          5,000,000        5,009,650
                                                                                                                   --------------
                                                                                                                       10,125,488
                                                                                                                   --------------


                             Semiannual Report | 69

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    VIRGINIA 0.5%
    Front Royal and Warren County IDA Lease Revenue, School and Capital Improvement,
       Series B, FSA Insured, 5.00%, 4/01/35 ................................................   $      6,000,000   $    6,049,080
    Middle River Regional Jail Authority Jail Facility Revenue, MBIA Insured, 5.00%,
       5/15/28 ..............................................................................          3,510,000        3,569,670
    Winchester IDA Educational Facilities Revenue, first mortgage, Shenandoah University
       Project, MBIA Insured,
       5.00%, 10/01/18 ......................................................................          1,000,000        1,020,740
       5.25%, 10/01/28 ......................................................................          1,420,000        1,442,223
                                                                                                                   --------------
                                                                                                                       12,081,713
                                                                                                                   --------------
    WASHINGTON 2.4%
    King County Sewer Revenue, Refunding, Series A, FGIC Insured, 5.00%, 1/01/35 ............          6,420,000        6,254,492
    Snohomish County PUD No. 1 Electric Revenue, Generation System, FGIC Insured, ETM, 6.65%,
       1/01/16...............................................................................          4,250,000        5,000,890
    Washington State GO, Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26..............          6,000,000        6,163,260
    Washington State Health Care Facilities Authority Revenue,
       Providence Health, Refunding, Series D, FSA Insured, 5.25%, 10/01/33 .................         18,000,000       18,154,800
       Series B, MBIA Insured, 5.00%, 2/15/27................................................          6,510,000        6,478,752
       Swedish Health Services, Refunding, AMBAC Insured, 5.50%, 11/15/28 ...................         13,000,000       13,159,120
                                                                                                                   --------------
                                                                                                                       55,211,314
                                                                                                                   --------------
    WEST VIRGINIA 0.8%
    Shepherd University Board of Governors Revenue, Residence Facilities Projects, MBIA
       Insured, 5.00%, 6/01/35...............................................................          9,445,000        9,455,012
    West Virginia  State GO, Series A, FGIC Insured, Pre-Refunded, 5.00%, 11/01/21 ..........          5,000,000        5,126,650
    West Virginia  State Water Development Authority Water Development Revenue, Loan
       Program II, Refunding, Series C-II, FGIC Insured, 5.00%, 11/01/36.....................          5,000,000        4,711,900
                                                                                                                   --------------
                                                                                                                       19,293,562
                                                                                                                   --------------
    WISCONSIN 0.1%
    Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding, Series E, FGIC
       Insured, 6.90%, 8/01/21 ..............................................................          3,000,000        3,581,550
                                                                                                                   --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $2,213,369,136).................................................................                       2,222,371,637
                                                                                                                   --------------
    SHORT TERM INVESTMENTS 2.1%
    MUNICIPAL BONDS 2.1%
    FLORIDA 0.3%
(b) Sarasota County Public Hospital Board Revenue, Sarasota Memorial Hospital,
       Series A, AMBAC Insured, Daily VRDN and Put, 1.30%, 7/01/37  .........................          6,000,000        6,000,000
                                                                                                                   --------------
    MASSACHUSETTS 0.4%
(b) Massachusetts State Health and Educational Facilities Authority Revenue, Capital
       Asset Program, Series D, MBIA Insured, Daily VRDN and Put, 9.25%, 1/01/35 ............          8,100,000        8,100,000
                                                                                                                   --------------


                             70 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    MISSOURI 0.2%
(b) Missouri State Health and Educational Facilities Authority Educational Authority
       Revenue, St. Louis University, Refunding, Series A, MBIA Insured, Daily VRDN and
       Put, 3.19%, 10/01/35 .................................................................   $      4,100,000   $    4,100,000
(b) Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
       Cox Health System, Refunding, AMBAC Insured, Daily VRDN and Put, 8.00%, 6/01/22 ......          1,600,000        1,600,000
                                                                                                                   --------------
                                                                                                                        5,700,000
                                                                                                                   --------------
    PENNSYLVANIA 1.2%
(b) Emmaus General Authority Revenue, FSA Insured, Weekly VRDN and Put, 2.25%,
       12/01/28 .............................................................................          5,900,000        5,900,000
(b) York General Authority Pooled Financing Revenue, Sub Series 1996-B, AMBAC Insured,
       Weekly VRDN and Put, 10.00%, 9/01/26..................................................         22,400,000       22,400,000
                                                                                                                   --------------
                                                                                                                       28,300,000
                                                                                                                   --------------
   TOTAL SHORT TERM INVESTMENTS (COST $48,100,000)...........................................                          48,100,000
                                                                                                                   --------------
   TOTAL INVESTMENTS (COST $2,261,469,136) 98.8%.............................................                       2,270,471,637
   OTHER ASSETS, LESS LIABILITIES 1.2%.......................................................                          27,220,843
                                                                                                                   --------------
   NET ASSETS 100.0%.........................................................................                      $2,297,692,480
                                                                                                                   ==============

See Selected Portfolio Abbreviations on page 114.

(a)  Rounds to less than 0.1% of net assets.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 71

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                       YEAR ENDED FEBRUARY 28,
                                            AUGUST 31, 2008   ------------------------------------------------------------
CLASS A                                       (UNAUDITED)      2008(a)       2007         2006         2005        2004(a)
----------------------------------------   ----------------   --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $  11.20        $  11.96     $  11.92     $  11.98     $  12.11     $  11.91
                                              --------        --------     --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) ............          0.25            0.49         0.49         0.50         0.52         0.52
   Net realized and unrealized gains
      (losses) .........................          0.30           (0.76)        0.04        (0.06)       (0.13)        0.20
                                              --------        --------     --------     --------     --------     --------
Total from investment operations .......          0.55           (0.27)        0.53         0.44         0.39         0.72
                                              --------        --------     --------     --------     --------     --------
Less distributions from:
   Net investment income ...............         (0.24)          (0.49)       (0.49)       (0.50)       (0.52)       (0.52)
   Net realized gains ..................            --              --(d)        --           --           --           --
                                              --------        --------     --------     --------     --------     --------
Total distributions ....................         (0.24)          (0.49)       (0.49)       (0.50)       (0.52)       (0.52)
                                              --------        --------     --------     --------     --------     --------
Redemption fees ........................            --(d)           --(d)        --(d)        --(d)        --(d)        --
                                              --------        --------     --------     --------     --------     --------
Net asset value, end of period .........      $  11.51        $  11.20     $  11.96     $  11.92     $  11.98     $  12.11
                                              ========        ========     ========     ========     ========     ========
Total return(e) ........................          4.94%          (2.34)%       4.59%        3.71%        3.35%        6.16%

RATIOS TO AVERAG NET ASSETS(f)
Expenses ...............................          0.66%           0.66%        0.66%        0.67%        0.67%        0.67%
Net investment income ..................          4.21%           4.16%        4.16%        4.21%        4.35%        4.36%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $489,246        $450,957     $467,299     $450,425     $442,842     $432,467
Portfolio turnover rate ................          4.56%          22.03%       14.41%       17.65%        9.54%       10.99%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             72 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                      YEAR ENDED FEBRUARY 28,
                                            AUGUST 31, 2008  -------------------------------------------------------
CLASS C                                       (UNAUDITED)    2008(a)       2007        2006        2005      2004(a)
----------------------------------------   ----------------  -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...       $ 11.29       $ 12.05     $ 12.00     $ 12.06     $ 12.19     $ 11.98
                                               -------       -------     -------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ............          0.22          0.43        0.43        0.44        0.45        0.46
   Net realized and unrealized gains
      (losses) .........................          0.31         (0.76)       0.05       (0.07)      (0.13)       0.20
                                               -------       -------     -------     -------     -------     -------
Total from investment operations .......          0.53         (0.33)       0.48        0.37        0.32        0.66
                                               -------       -------     -------     -------     -------     -------
Less distributions from:
   Net investment income ...............         (0.21)        (0.43)      (0.43)      (0.43)      (0.45)      (0.45)
   Net realized gains ..................            --            --(d)       --          --          --         --
                                               -------       -------     -------     -------     -------     -------
Total distributions ....................         (0.21)        (0.43)      (0.43)      (0.43)      (0.45)      (0.45)
                                               -------       -------     -------     -------     -------     -------
Redemption fees ........................            --(d)         --(d)       --(d)       --(d)       --(d)       --
                                               -------       -------     -------     -------     -------     -------
Net asset value, end of period .........       $ 11.61       $ 11.29     $ 12.05     $ 12.00     $ 12.06     $ 12.19
                                               =======       =======     =======     =======     =======     =======
Total return(e) ........................          4.69%        (2.86)%      4.07%       3.13%       2.75%       5.62%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................          1.20%         1.22%       1.20%       1.22%       1.22%       1.23%
Net investment income ..................          3.67%         3.60%       3.62%       3.66%       3.80%       3.80%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......       $71,847       $61,157     $59,247     $57,063     $50,272     $48,268
Portfolio turnover rate ................          4.56%        22.03%      14.41%      17.65%       9.54%      10.99%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 73

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

    FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                         PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS 96.7%
    MASSACHUSETTS 96.0%
    Auburn GO, AMBAC Insured, 5.125%, 6/01/24 ...............................................   $      1,465,000   $    1,514,517
    Boston Convention Center Act of 1997 Revenue, Special Obligation, Series A, AMBAC
       Insured, 5.00%, 5/01/27 ..............................................................          3,970,000        4,025,342
    Boston GO, Series A, MBIA Insured, Pre-Refunded, 5.00%,
       2/01/21 ..............................................................................          3,000,000        3,238,410
       2/01/22 ..............................................................................          2,940,000        3,173,642
    Chelsea GO, State Qualified, Refunding, AMBAC Insured, 5.125%, 6/15/16...................          1,750,000        1,769,022
    Dudley-Charlton Regional School District GO, Series B, FGIC Insured, 5.25%, 5/01/19 .....          3,140,000        3,406,712
    Foxborough Stadium Infrastructure Improvement Revenue, Pre-Refunded, 5.75%, 6/01/25 .....          4,000,000        4,288,280
    Greater Lawrence Sanitary District GO, MBIA Insured, Pre-Refunded, 5.625%, 6/15/20 ......          1,000,000        1,071,250
    Holyoke Gas and Electric Department Revenue, Series A, MBIA Insured, 5.00%, 12/01/26 ....          9,805,000       10,041,202
    Kingston GO, FGIC Insured, Pre-Refunded, 5.50%, 11/15/19 ................................          2,055,000        2,164,203
    Lawrence GO, AMBAC Insured, Pre-Refunded, 5.00%, 2/01/21.................................          1,000,000        1,064,100
    Lowell GO,
       FGIC Insured, Pre-Refunded, 5.85%, 2/15/20 ...........................................          1,595,000        1,700,254
       State Qualified, AMBAC Insured, 5.00%, 2/01/21 .......................................          1,330,000        1,369,661
       State Qualified, AMBAC Insured, 5.00%, 2/01/22 .......................................          1,405,000        1,442,359
    Ludlow GO, School Project, Limited Tax, MBIA Insured,
       7.30%, 11/01/08 ......................................................................            210,000          211,775
       7.40%, 11/01/09 ......................................................................            210,000          222,663
    Martha's Vineyard Land Bank Revenue, AMBAC Insured,
       4.875%, 5/01/22 ......................................................................          2,000,000        2,053,920
       5.00%, 5/01/32 .......................................................................          2,000,000        2,019,720
       5.00%, 5/01/34 .......................................................................          7,000,000        7,050,960
    Massachusetts Bay Transportation Authority Revenue, General Transportation System,
       Series C, FGIC Insured, 5.25%, 3/01/15................................................          2,000,000        2,229,920
    Massachusetts Bay Transportation Authority Sales Tax Revenue, Senior Series A, FGIC
       Insured, Pre-Refunded, 5.00%, 7/01/27 ................................................          5,000,000        5,430,250
    Massachusetts State College Building Authority Project Revenue,
       Capital Assurance, Refunding, Series A, XLCA Insured, 5.00%, 5/01/43 .................          2,000,000        1,917,340
       Refunding, Series B, XLCA Insured, 5.50%, 5/01/39 ....................................          5,000,000        5,291,950
       Series 1, MBIA Insured, ETM, 5.375%, 5/01/23 .........................................          5,000,000        5,116,700
       Series A, Assured Guaranty Insured, 5.00%, 5/01/33 ...................................         10,000,000       10,029,700
    Massachusetts State Development Finance Agency Revenue,
       Boston College, Series P, MBIA Insured, 5.00%, 7/01/38 ...............................          7,000,000        6,913,970
       Boston University, Series T-1, AMBAC Insured, 5.00%, 10/01/35 ........................          3,600,000        3,485,736
       Boston University, Series T-1, AMBAC Insured, 5.00%, 10/01/39 ........................         25,305,000       24,377,319
       Brandeis University, Series K, FGIC Insured, 4.75%, 10/01/28 .........................          2,000,000        1,966,880
       Massachusetts College of Pharmacy and Allied Health Sciences, Series E, Assured
          Guaranty, 5.00%, 7/01/31 ..........................................................          5,000,000        5,024,450
       Massachusetts College of Pharmacy and Allied Health Sciences, Series E, Assured
          Guaranty, 5.00%, 7/01/37 ..........................................................          5,060,000        5,044,314
       Massachusetts/Saltonstall Redevelopment Building Corp., Series A, MBIA Insured,
          5.125%, 2/01/34 ...................................................................         22,400,000       22,534,400
       MBIA Insured, 5.20%, 7/01/32 .........................................................          2,250,000        2,101,410
       Series A, AMBAC Insured, Pre-Refunded, 5.375%, 1/01/42 ...............................          4,000,000        4,394,680
       Series A, GNMA Secured, Pre-Refunded, 6.90%, 10/20/41.................................          2,090,000        2,469,377
       Series P, MBIA Insured, 4.75%, 7/01/42................................................         11,000,000       10,415,680


                             74 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                         PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MASSACHUSETTS (CONTINUED)
    Massachusetts State Development Finance Agency Revenue, (continued)
       Western New England College, AMBAC Insured, Pre-Refunded, 5.25%, 7/01/20 .............   $      1,500,000   $    1,614,975
       Western New England College, Refunding, Series A, Assured Guaranty, 5.00%,
          9/01/33 ...........................................................................         12,200,000       12,264,294
       WGBH Educational Foundation, Refunding, Series A, Assured Guaranty, 5.00%,
          1/01/36............................................................................         15,945,000       15,733,250
       Worcester Polytechnic Institute, Refunding, MBIA Insured, 5.00%, 9/01/37..............         12,850,000       12,810,936
    Massachusetts State GO,
       Consolidated Loan, Refunding, Series D, Assured Guaranty, 5.50%, 11/01/19 ............          8,620,000        9,840,937
       Consolidated Loan, Series A, FSA Insured, Pre-Refunded, 5.00%, 3/01/24................          5,000,000        5,560,950
       Consolidated Loan, Series C, AMBAC Insured, 5.00%, 8/01/37 ...........................         10,000,000       10,150,400
       Consolidated Loan, Series C, FGIC Insured, Pre-Refunded, 5.25%, 11/01/30 .............          9,645,000       10,518,644
       Consolidated Loan, Series D, MBIA Insured, ETM, 5.00%, 8/01/27 .......................          3,430,000        3,691,606
       Consolidated Loan, Series D, MBIA Insured, Pre-Refunded, 5.00%, 8/01/27 ..............            965,000        1,038,601
       MBIA Insured, Pre-Refunded, 5.00%, 8/01/22 ...........................................          4,100,000        4,412,707
    Massachusetts State Health and Educational Facilities Authority Revenue,
       Boston College, Series N, MBIA Insured, 5.125%, 6/01/33...............................          5,000,000        5,080,500
       Brandeis University, Refunding, Series I, MBIA Insured, 4.75%, 10/01/20 ..............          3,000,000        3,030,990
       Cable Housing and Health Services, Series A, MBIA Insured, 5.25%, 7/01/23 ............          1,000,000        1,001,260
       Emmanuel College, MBIA Insured, 5.00%, 7/01/37 .......................................         10,000,000        9,010,100
       Harvard University, Series FF, 5.125%, 7/15/37........................................          3,000,000        3,042,270
       New England Medical Center Hospital, Series H, FGIC Insured, 5.00%, 5/15/22...........          9,610,000        9,010,336
       New England Medical Center Hospital, Series H, FGIC Insured, Pre-Refunded, 5.00%,
           5/15/22 ..........................................................................            390,000          419,921
       Northeastern University, Series I, MBIA Insured, 5.00%, 10/01/29 .....................          1,250,000        1,267,712
       Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24...................          4,885,000        4,944,792
       Springfield College, AMBAC Insured, 5.00%, 10/15/27 ..................................          2,500,000        2,520,600
       Tufts University, Series I, 5.25%, 2/15/30 ...........................................          4,000,000        4,140,840
       University of Massachusetts, Series C, FGIC Insured, 5.125%, 10/01/34 ................          3,000,000        2,967,960
       University of Massachusetts, Worcester Campus, Series B, FGIC Insured,
          Pre-Refunded, 5.25%, 10/01/31 .....................................................          3,500,000        3,789,590
       University of Massachusetts Project, Series A, FGIC Insured, Pre-Refunded, 5.875%,
          10/01/29 ..........................................................................          4,000,000        4,344,960
       University of Massachusetts Project, Series C, MBIA Insured, Pre-Refunded, 5.25%,
          10/01/31 ..........................................................................          1,500,000        1,651,500
       Wellesley College, Series F, Pre-Refunded, 5.125%, 7/01/39............................          7,500,000        7,787,775
       Wheelock College, Series B, MBIA Insured, Pre-Refunded, 5.625%, 10/01/30 .............          1,770,000        1,935,991
       Worcester City Campus Corp., Series F, FGIC Insured, 4.75%, 10/01/36..................          3,030,000        2,788,963
    Massachusetts State HFA, MFHR, Section 8 Assisted, Series A, GNMA Secured, ETM,
       7.00%, 4/01/21 .......................................................................            430,000          546,405
    Massachusetts State HFA Housing Revenue, Rental, Mortgage, Series A, AMBAC Insured,
       5.95%, 7/01/30 .......................................................................          2,000,000        2,003,240
    Massachusetts State Industrial Finance Agency Revenue,
       St. Mark's School Issue, MBIA Insured, 5.375%, 1/01/21................................          2,665,000        2,678,778
       Trustees Deerfield Academy, 5.25%, 10/01/27...........................................          2,800,000        2,834,468
    Massachusetts State Port Authority Revenue,
       Series A, AMBAC Insured, 5.00%, 7/01/35 ..............................................         14,915,000       14,973,914
       Series A, FSA Insured, 4.50%, 7/01/32.................................................          7,725,000        7,397,692
       Series A, FSA Insured, 4.50%, 7/01/37.................................................          7,935,000        7,458,900
       Series A, FSA Insured, Pre-Refunded, 5.125%, 7/01/17..................................          2,000,000        2,075,900


                             Semiannual Report | 75

Franklin Tax-Free Trust

    FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                         PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MASSACHUSETTS (CONTINUED)
    Massachusetts State Port Authority Revenue, (continued)
       US Airways Project, MBIA Insured, 6.00%, 9/01/21 .....................................   $      4,700,000   $    4,654,081
       US Airways Project, Series A, MBIA Insured, 5.875%, 9/01/23 ..........................          4,500,000        4,508,370
    Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series A,
       AMBAC Insured,
       4.75%, 8/15/32 .......................................................................         15,000,000       14,746,800
       4.50%, 8/15/35 .......................................................................         10,000,000        9,362,300
    Massachusetts State Special Obligation Dedicated Tax Revenue,
       FGIC Insured, Pre-Refunded, 5.25%, 1/01/29 ...........................................          5,000,000        5,497,950
       Refunding, FGIC Insured, 5.50%, 1/01/34 ..............................................          8,400,000        9,142,056
    Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
       Refunding, Series A, MBIA Insured, 5.00%, 1/01/37 ....................................          9,000,000        8,958,870
       sub. lien, Refunding, Series B, MBIA Insured, 5.25%, 1/01/29 .........................          4,600,000        4,602,530
       sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ........................         17,560,000       17,598,456
    Massachusetts State Water Pollution Abatement Trust Revenue,
       Pool Program Bonds, Series 6, 5.50%, 8/01/30 .........................................          2,620,000        2,727,001
       Pool Program Bonds, Series 6, Pre-Refunded, 5.50%, 8/01/30 ...........................          1,075,000        1,154,797
       Pool Program Bonds, Series 7, 5.125%, 2/01/31 ........................................          4,300,000        4,386,430
       Pool Program Bonds, Series 7, Pre-Refunded, 5.125%, 2/01/31 ..........................          1,700,000        1,824,882
       Water Revenue Authority Program, Refunding, Sub Series A, 5.75%, 8/01/29..............          3,995,000        4,113,612
       Water Revenue Authority Program, Sub Series A, Pre-Refunded, 5.75%, 8/01/29 ..........          1,005,000        1,052,537
    Massachusetts State Water Resources Authority Revenue,
       Refunding, Series J, FSA Insured, 5.00%, 8/01/32 .....................................          9,000,000        9,117,450
       Series A, FGIC Insured, Pre-Refunded, 5.75%, 8/01/39 .................................          9,275,000        9,970,347
       Series A, FSA Insured, 4.50%, 8/01/46.................................................          1,000,000          912,190
    Monson GO, AMBAC Insured, 5.25%, 11/01/23................................................          1,675,000        1,774,830
    New Bedford GO, Municipal Purpose Loan, FGIC Insured, 5.00%, 5/01/21.....................          3,685,000        3,794,039
    Plymouth County COP, Correctional Facility Project, Refunding, AMBAC Insured, 5.125%,
       10/01/18 .............................................................................          2,000,000        2,057,040
    Route 3 North Transportation Improvement Assn. Lease Revenue, MBIA Insured, Pre-Refunded,
       5.375%, 6/15/33 ......................................................................         15,475,000       16,361,253
    Salisbury GO, MBIA Insured, Pre-Refunded, 5.30%, 3/15/27 ................................          2,795,000        3,078,469
    Shrewsbury GO, Municipal Purpose Loan, 5.00%, 8/15/20 ...................................          2,075,000        2,161,154
    Springfield GO,
       Municipal Purpose Loan, FGIC Insured, Pre-Refunded, 5.00%, 8/01/21....................          5,000,000        5,403,750
       Municipal Purpose Loan, FSA Insured, Pre-Refunded, 5.00%, 11/15/18 ...................          1,500,000        1,525,155
       State Qualified Municipal Purpose Loan, FSA Insured, 4.50%, 8/01/26 ..................          2,000,000        1,975,700
    Springfield Water and Sewer Commission Revenue, Series A, AMBAC Insured, Pre-Refunded,
       5.00%, 11/01/21 ......................................................................          2,775,000        3,019,727
    University Building Authority Project Revenue, Senior Series 1, AMBAC Insured,
       Pre-Refunded, 5.25%,
       11/01/23 .............................................................................          2,155,000        2,400,304
       11/01/28 .............................................................................          5,035,000        5,608,134
    University of Massachusetts Building Authority Project Revenue, Senior Series 2004-1,
       AMBAC Insured, Pre-Refunded, 5.25%, 11/01/29 .........................................          3,000,000        3,367,890
    Whitman Hanson Regional School District GO, Refunding, FGIC Insured, 5.00%, 6/15/21 .....          1,960,000        1,999,729
    Winthrop GO, AMBAC Insured, 5.00%, 11/01/20 .............................................          1,230,000        1,277,687
    Worcester GO, Refunding, Series E, MBIA Insured, 6.00%, 10/01/15 ........................          1,335,000        1,337,803
                                                                                                                   --------------
                                                                                                                      538,388,048
                                                                                                                   --------------


                             76 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                         PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 0.7%
    PUERTO RICO 0.7%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
       Assured Guaranty, 5.00%, 7/01/28                                                         $      4,000,000   $    4,074,360
                                                                                                                   --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $533,751,155)                                           542,462,408
                                                                                                                   --------------
    SHORT TERM INVESTMENTS 2.2%
    MUNICIPAL BONDS 2.2%
    MASSACHUSETTS 2.2%
(a) Massachusetts State Health and Educational Facilities Authority Revenue,
       Capital Asset Program, Series D, MBIA Insured, Daily VRDN and Put, 9.25%, 1/01/35              12,250,000       12,250,000
       Museum of Fine Arts, Series A2, Daily VRDN and Put, 2.15%, 12/01/37                               100,000          100,000
                                                                                                                   --------------
    TOTAL SHORT TERM INVESTMENTS (COST $12,350,000)                                                                    12,350,000
                                                                                                                   --------------
    TOTAL INVESTMENTS (COST $546,101,155) 98.9%                                                                       554,812,408
    OTHER ASSETS, LESS LIABILITIES 1.1%                                                                                 6,280,019
                                                                                                                   --------------
    NET ASSETS 100.0%                                                                                              $  561,092,427
                                                                                                                   ==============

See Selected Portfolio Abbreviations on page 114.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 77

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                          SIX MONTHS ENDED                    YEAR ENDED FEBRUARY 28,
                                           AUGUST 31, 2008  ------------------------------------------------------------------
CLASS A                                      (UNAUDITED)      2008(a)        2007          2006          2005         2004(a)
----------------------------------------  ----------------  ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...    $    11.71      $    12.24    $    12.27    $    12.35    $    12.58    $    12.46
                                            ----------      ----------    ----------    ----------    ----------    ----------
Income from investment operations(b):
   Net investment incomec ..............          0.25            0.51          0.53          0.54          0.55          0.55
   Net realized and unrealized gains
      (losses) .........................          0.27           (0.51)        (0.01)        (0.08)        (0.23)         0.18
                                            ----------      ----------    ----------    ----------    ----------    ----------
Total from investment operations .......          0.52              --          0.52          0.46          0.32          0.73
                                            ----------      ----------    ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income ...............         (0.26)          (0.52)        (0.53)        (0.54)        (0.55)        (0.54)
   Net realized gains ..................            --           (0.01)        (0.02)           --            --         (0.07)
                                            ----------      ----------    ----------    ----------    ----------    ----------
Total distributions ....................         (0.26)          (0.53)        (0.55)        (0.54)        (0.55)        (0.61)
                                            ----------      ----------    ----------    ----------    ----------    ----------
Redemption fees ........................            --(d)           --(d)         --(d)         --(d)         --(d)         --
                                            ----------      ----------    ----------    ----------    ----------    ----------
Net asset value, end of period .........    $    11.97      $    11.71    $    12.24    $    12.27    $    12.35    $    12.58
                                            ==========      ==========    ==========    ==========    ==========    ==========
Total return(e) ........................          4.41%          (0.06)%        4.35%         3.77%         2.65%         6.06%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................          0.63%           0.64%         0.64%         0.64%         0.64%         0.64%
Net investment income ..................          4.20%           4.25%         4.34%         4.38%         4.45%         4.42%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......    $1,415,129      $1,294,052    $1,260,755    $1,230,439    $1,199,126    $1,248,975
Portfolio turnover rate ................         10.61%          13.00%         7.97%         6.55%         9.40%        11.29%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                              78 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                    YEAR ENDED FEBRUARY 28,
                                            AUGUST 31, 2008   --------------------------------------------------------
CLASS B                                       (UNAUDITED)     2008(a)       2007        2006        2005       2004(a)
----------------------------------------   ----------------   -------     -------     -------     -------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...       $ 11.77        $ 12.30     $ 12.33     $ 12.40     $ 12.63     $ 12.51
                                               -------        -------     -------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ............          0.22           0.45        0.46        0.47        0.48        0.48
   Net realized and unrealized gains
      (losses) .........................          0.27          (0.52)      (0.01)      (0.07)      (0.23)       0.19
                                               -------        -------     -------     -------     -------     -------
Total from investment operations .......          0.49          (0.07)       0.45        0.40        0.25        0.67
                                               -------        -------     -------     -------     -------     -------
Less distributions from:
   Net investment income ...............         (0.22)         (0.45)      (0.46)      (0.47)      (0.48)      (0.48)
   Net realized gains ..................            --          (0.01)      (0.02)         --          --       (0.07)
                                               -------        -------     -------     -------     -------     -------
Total distributions ....................         (0.22)         (0.46)      (0.48)      (0.47)      (0.48)      (0.55)
                                               -------        -------     -------     -------     -------     -------
Redemption fees ........................            --(d)          --(d)       --(d)       --(d)       --(d)       --
                                               -------        -------     -------     -------     -------     -------
Net asset value, end of period .........       $ 12.04        $ 11.77     $ 12.30     $ 12.33     $ 12.40     $ 12.63
                                               =======        =======     =======     =======     =======     =======
Total return(e) ........................          4.19%         (0.61)%      3.77%       3.27%       2.08%       5.46%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................          1.18%          1.19%       1.19%       1.19%       1.19%       1.19%
Net investment income ..................          3.65%          3.70%       3.79%       3.83%       3.90%       3.87%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......       $37,694        $39,466     $45,664     $51,285     $54,867     $58,687
Portfolio turnover rate ................         10.61%         13.00%       7.97%       6.55%       9.40%      11.29%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 79

Franklin Tax-Free Trust

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                       YEAR ENDED FEBRUARY 28,
                                            AUGUST 31, 2008   ----------------------------------------------------------------
CLASS C                                       (UNAUDITED)      2008(a)        2007          2006          2005         2004(a)
----------------------------------------   ----------------   --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $  11.83        $  12.36      $  12.39      $  12.46      $  12.69      $  12.56
                                              --------        --------      --------      --------      --------      --------
Income from investment operations(b):
   Net investment income(c) ............          0.22            0.45          0.47          0.48          0.48          0.48
   Net realized and unrealized gains
      (losses) .........................          0.27           (0.52)        (0.02)        (0.08)        (0.23)         0.19
                                              --------        --------      --------      --------      --------      --------
Total from investment operations .......          0.49           (0.07)         0.45          0.40          0.25          0.67
                                              --------        --------      --------      --------      --------      --------
Less distributions from:
   Net investment income ...............         (0.22)          (0.45)        (0.46)        (0.47)        (0.48)        (0.47)
   Net realized gains ..................            --           (0.01)        (0.02)           --            --         (0.07)
                                              --------        --------      --------      --------      --------      --------
Total distributions ....................         (0.22)          (0.46)        (0.48)        (0.47)        (0.48)        (0.54)
                                              --------        --------      --------      --------      --------      --------
Redemption fees ........................            --(d)           --(d)         --(d)         --(d)         --(d)         --
                                              --------        --------      --------      --------      --------      --------
Net asset value, end of period .........      $  12.10        $  11.83      $  12.36      $  12.39      $  12.46      $  12.69
                                              ========        ========      ========      ========      ========      ========
Total return(e) ........................          4.16%          (0.61)%        3.74%         3.25%         2.06%         5.50%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................          1.18%           1.19%         1.19%         1.19%         1.19%         1.22%
Net investment income ..................          3.65%           3.70%         3.79%         3.83%         3.90%         3.84%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $179,882        $131,079      $126,535      $123,024      $108,308      $116,544
Portfolio turnover rate ................         10.61%          13.00%         7.97%         6.55%         9.40%        11.29%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             80 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                              PERIOD ENDED
                                           AUGUST 31, 2008(a)
                                               (UNAUDITED)
                                           ------------------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...         $11.95
                                                 ------
Income from investment operations(b):
   Net investment income(c) ............           0.09
   Net realized and unrealized gains
      (losses) .........................           0.03
                                                 ------
Total from investment operations .......           0.12
                                                 ------
Less distributions from net investment
   income .... .........................          (0.08)
                                                 ------
Net asset value, end of period .........         $11.99
                                                 ======
Total return(d) ........................           1.04%

RATIOS TO AVERAGE NET ASSETS(e)
Expenses ...............................           0.53%
Net investment income ..................           4.30%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......         $  606
Portfolio turnover rate ................          10.61%

(a)  For the period July 1, 2008 (effective date) to August 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 81

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

    FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS 97.9%
    MICHIGAN 93.3%
    Adrian City School District GO, FSA Insured, Pre-Refunded, 5.00%,
       5/01/26 ..............................................................................   $      1,960,000   $     2,162,527
       5/01/29 ..............................................................................          2,125,000         2,344,576
       5/01/34 ..............................................................................          6,690,000         7,381,278
    Allen Park Brownfield RDA, GO, Limited Redevelopment, Tax Increment, AMBAC Insured,
       5.00%, 5/01/32........................................................................          7,300,000         7,335,186
    Allendale Public School District GO, School Building and Site,
       FGIC Insured, Pre-Refunded, 5.125%, 5/01/27 ..........................................          3,225,000         3,489,708
       FGIC Insured, Pre-Refunded, 5.125%, 5/01/27 ..........................................          3,225,000         3,501,447
       FGIC Insured, Pre-Refunded, 5.125%, 5/01/32 ..........................................          5,490,000         5,960,603
       Series A, FSA Insured, 5.00%, 5/01/37.................................................         11,810,000        11,924,911
    Anchor Bay School District GO, School Building and Site,
       Series I, FGIC Insured, Pre-Refunded, 6.00%, 5/01/29..................................          2,000,000         2,056,280
       Series II, FGIC Insured, Pre-Refunded, 5.70%, 5/01/25 ................................          5,000,000         5,301,000
       Series II, FGIC Insured, Pre-Refunded, 5.75%, 5/01/30 ................................          3,750,000         3,978,788
    Avondale School District GO, School Building and Site, FSA Insured, Pre-Refunded,
       5.00%, 5/01/29........................................................................          9,000,000         9,850,500
    Battle Creek School District GO, School Building and Site, FSA Insured, 5.00%,
       5/01/31 ..............................................................................          6,000,000         6,109,380
       5/01/34 ..............................................................................         10,165,000        10,292,672
    Battle Creek School District Paying Agent and Registrar, School Building and Site,
       FSA Insured, 5.00%, 5/01/37 ..........................................................          8,760,000         8,851,454
    Bay City School District GO, School Building and Site, FSA Insured, 5.00%, 5/01/31.......          6,000,000         6,118,140
    Birmingham City School District GO, School Building and Site, FSA Insured, 5.00%,
       11/01/27 .............................................................................          5,000,000         5,165,450
       11/01/33 .............................................................................          2,590,000         2,639,288
    Brown City Community School District GO, Building and Site, FGIC Insured, Pre-Refunded,
       5.00%, 5/01/31........................................................................          3,200,000         3,442,400
    Caledonia Community Schools GO, MBIA Insured, 5.00%, 5/01/26 ............................          3,665,000         3,755,342
    Carman-Ainsworth Community School District GO, FGIC Insured,
       5.00%, 5/01/27 .......................................................................          1,400,000         1,400,364
       Pre-Refunded, 5.00%, 5/01/27..........................................................          1,550,000         1,670,528
    Central Michigan University Revenue,
       FGIC Insured, 5.00%, 10/01/27 ........................................................            500,000           500,130
       General, AMBAC Insured, 5.00%, 10/01/34...............................................          8,905,000         8,967,958
       Series A, AMBAC Insured, 5.05%, 10/01/32 .............................................         10,000,000        10,093,100
    Central Montcalm Public School GO, MBIA Insured, Pre-Refunded, 6.00%, 5/01/29 ...........          1,400,000         1,439,858
    Charles Stewart Mott Community College GO, FGIC Insured, Pre-Refunded, 5.50%,
       5/01/21 ..............................................................................          3,550,000         3,752,173
    Charlotte Public School District GO, FGIC Insured, Pre-Refunded, 5.375%, 5/01/29 ........          5,000,000         5,120,350
    Chippewa Valley Schools GO, School Building and Site, FSA Insured, 5.00%, 5/01/34 .......          6,500,000         6,561,880
    Coopersville Area Public Schools, School Building and Site, FSA Insured, 5.00%, 5/01/31..          5,000,000         5,066,350
    Detroit City School District GO,
       School Building and Site Improvements, Series A, FGIC Insured, Pre-Refunded, 5.00%,
          5/01/23 ...........................................................................          2,650,000         2,894,383
       School Building and Site Improvements, Series A, FSA Insured, Pre-Refunded, 5.125%,
          5/01/31 ...........................................................................         38,330,000        41,685,408
       School Building and Site Improvements, Series B, FGIC Insured, 5.00%, 5/01/25.........          2,000,000         2,026,380
       Series A, FSA Insured, 6.00%, 5/01/29.................................................         10,000,000        11,849,000


                              82 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Detroit GO, Series A, Assured Guaranty, 5.00%, 4/01/28 ..................................   $      5,000,000   $    4,975,100
    Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/20 ................         10,610,000       10,681,617
    Detroit Sewer Disposal System Revenue,
       second lien, Series A, MBIA Insured, 5.125%, 7/01/33 .................................         18,790,000       18,464,745
       senior lien, Refunding, Series A, FSA Insured, 5.00%, 7/01/32 ........................          5,960,000        5,934,908
       senior lien, Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/32 .....................          8,000,000        8,766,160
    Detroit Water Supply System Revenue,
       FGIC Insured, ETM, 6.25%, 7/01/12.....................................................          1,175,000        1,263,583
       second lien, Refunding, Series C, FSA Insured, 5.00%, 7/01/33 ........................         20,000,000       19,718,800
       second lien, Series B, FGIC Insured, Pre-Refunded, 5.50%, 7/01/33 ....................         20,000,000       21,818,200
       second lien, Series B, MBIA Insured, 5.00%, 7/01/34 ..................................          8,875,000        8,406,577
       senior lien, Series A, FGIC Insured, 5.00%, 7/01/30...................................         11,400,000       11,060,280
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/01/29 ...................          1,500,000        1,589,370
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ....................          4,880,000        5,217,452
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ....................          4,745,000        5,099,973
       senior lien, Series A, FSA Insured, 5.00%, 7/01/34 ...................................         38,740,000       38,020,986
       senior lien, Series A, MBIA Insured, 5.00%, 7/01/27 ..................................          4,930,000        4,938,578
       senior lien, Refunding, Series B, BHAC Insured, 5.25%, 7/01/35 .......................         17,500,000       17,794,350
       Series B, MBIA Insured, Pre-Refunded, 5.00%, 7/01/34..................................          5,270,000        5,762,271
    Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 ............          5,500,000        5,442,195
    East Grand Rapids Public School District GO, FSA Insured, Pre-Refunded, 6.00%,
       5/01/29 ..............................................................................          4,775,000        4,906,169
    Eastern Michigan University Revenues, Series A, FGIC Insured, Pre-Refunded, 5.00%,
       6/01/28 ..............................................................................          6,730,000        7,348,487
       6/01/33 ..............................................................................         14,700,000       16,050,930
    Eaton Rapids Public Schools GO, School Building and Site, FSA Insured,
       5.00%, 5/01/26 .......................................................................          2,700,000        2,784,294
       5.00%, 5/01/29 .......................................................................            820,000          838,589
       Pre-Refunded, 5.00%, 5/01/29..........................................................          1,930,000        2,134,715
    Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, MBIA Insured,
       5.75%, 2/15/25........................................................................            100,000          100,160
    Fennville Public Schools GO, School Building and Site, FGIC Insured,
       5.00%, 5/01/30 .......................................................................          2,085,000        2,112,522
       Pre-Refunded, 5.00%, 5/01/30..........................................................          1,115,000        1,230,213
       Pre-Refunded, 5.00%, 5/01/34..........................................................          3,250,000        3,585,823
    Ferris State University Revenue, FGIC Insured, 5.25%,
       10/01/26 .............................................................................          1,500,000        1,526,640
       10/01/31 .............................................................................          3,255,000        3,288,396
    Fowlerville Community School District GO, FGIC Insured, 5.00%,
       5/01/30 ..............................................................................          1,990,000        2,006,437
       5/01/34 ..............................................................................          8,145,000        8,156,403
    Genesee County GO, Water Supply System, AMBAC Insured, 5.00%, 11/01/30 ..................          4,000,000        4,059,000
    Grand Blanc Community Schools GO, School Building and Site, FSA Insured, 5.00%,
       5/01/28 ..............................................................................          4,250,000        4,346,348
    Grand Rapids Building Authority GO, AMBAC Insured, 5.50%, 8/01/20 .......................          2,000,000        2,069,040
    Grand Rapids Building Authority Revenue, AMBAC Insured, Series A,
       5.00%, 10/01/28 ......................................................................          3,590,000        3,625,397
       Pre-Refunded, 5.00%, 10/01/28.........................................................          2,410,000        2,625,406


                             Semiannual Report | 83

Franklin Tax-Free Trust

    FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Grand Rapids Downtown Development Authority Tax Increment Revenue, MBIA Insured,
       6.875%, 6/01/24.......................................................................   $      7,500,000   $    7,515,825
    Grand Rapids Sanitation Sewer System Revenue, MBIA Insured, 5.00%,
       1/01/30 ..............................................................................          7,500,000        7,638,375
       1/01/34 ..............................................................................          7,795,000        7,870,767
    Grand Rapids Water Supply Revenue, FGIC Insured, 5.00%, 1/01/35 .......................            3,500,000        3,484,530
    Grand Valley State University Revenue, General, Refunding, Series A, FSA Insured, 5.00%,
       12/01/28 .............................................................................         17,165,000       17,643,732
       12/01/33 .............................................................................          8,570,000        8,668,212
    Hartland Consolidated School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/29 ....         30,000,000       31,951,800
    Hazel Park Building Authority Revenue, Ice Arena, AMBAC Insured, 4.70%, 4/01/24 .........            700,000          678,174
    Hazel Park School District GO, FSA Insured, 5.00%,
       5/01/27 ..............................................................................          9,000,000        9,189,270
       5/01/32 ..............................................................................         12,475,000       12,648,901
    HealthSource Saginaw Inc. Saginaw County GO, MBIA Insured, 5.00%, 5/01/29 ...............          4,145,000        4,158,679
    Howell Public Schools GO, MBIA Insured, Pre-Refunded, 5.875%, 5/01/22 ...................          2,000,000        2,055,320
    Huron School District GO, FSA Insured, Pre-Refunded,
       5.25%, 5/01/21 .......................................................................          1,500,000        1,613,430
       5.375%, 5/01/26 ......................................................................          2,500,000        2,697,050
    Jackson Brownfield RDAR, FGIC Insured,
       5.125%, 6/01/22 ......................................................................          2,290,000        2,329,159
       5.125%, 6/01/24 ......................................................................          1,215,000        1,230,771
       Pre-Refunded, 5.25%, 6/01/26..........................................................          2,820,000        3,061,589
       Pre-Refunded, 5.375%, 6/01/30.........................................................          5,830,000        6,355,166
    Jackson Public Schools GO, School Building and Site, Refunding, FSA Insured, 5.00%,
       5/01/34 ..............................................................................          6,620,000        6,710,694
    Kalamazoo City School District GO, School Building and Site, FSA Insured, 5.00%,
       5/01/21 ..............................................................................          4,000,000        4,276,840
    Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
       Borgess Medical Center, Series A, AMBAC Insured, ETM, 5.625%, 6/01/14 ................          3,805,000        4,083,336
       Bronson Methodist Hospital, Refunding, MBIA Insured, 5.25%, 5/15/18 ..................            135,000          136,488
       Bronson Methodist Hospital, Refunding, Series B, FSA Insured, 5.00%, 5/15/26 .........          7,000,000        7,026,180
    L'Anse Creuse Public Schools GO, School Building and Site, FSA Insured, 5.00%,
       5/01/35 ..............................................................................         10,000,000       10,095,200
    Lake St. Clair Shores Drain District GO, Series A, MBIA Insured, 5.125%, 10/01/29 .......          1,000,000        1,006,110
    Lake Superior State University Revenue, Refunding, AMBAC Insured, 5.25%, 11/15/31........          3,320,000        3,381,287
    Lapeer Community Schools GO, School Building and Site, FSA Insured, 5.00%,
       5/01/33 ..............................................................................          4,400,000        4,450,116
       5/01/37 ..............................................................................          4,325,000        4,354,367
    Lenawee County Hospital Finance Authority Hospital Revenue, Lenawee Health Alliance,
       Refunding, Series A, AMBAC Insured, 5.20%, 7/01/19 ...................................          2,115,000        2,160,092
    Livonia Municipal Building Authority GO, FGIC Insured, Pre-Refunded, 5.25%, 5/01/30......          3,950,000        4,158,916
    Lowell Area Schools GO, FGIC Insured, Pre-Refunded, 5.625%,
       5/01/25 ..............................................................................          3,125,000        3,309,313
       5/01/30 ..............................................................................          3,250,000        3,441,685
    Marysville Public School District GO, School Building and Site, Refunding, FSA Insured,
       5.00%, 5/01/35........................................................................         12,000,000       12,184,680


                             84 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Michigan Higher Education Student Loan Authority Revenue, Series XVII-E, AMBAC Insured,
       5.40%, 6/01/19 .......................................................................   $      5,000,000   $    4,947,400
       5.50%, 6/01/25 .......................................................................          5,000,000        4,819,450
    Michigan Municipal Bond Authority Revenue,
       Clean Water State Revolving Fund, 5.00%, 10/01/24 ....................................         11,355,000       11,708,822
       Local Government Loan Program, Series C, MBIA Insured, 6.00%, 11/01/10 ...............          3,110,000        3,128,940
    Michigan State Building Authority Revenue,
       Facilities Program, Refunding, Series I, AMBAC Insured, 5.00%, 10/15/33 ..............          4,450,000        4,462,950
       Facilities Program, Refunding, Series I, FSA Insured, 4.75%, 10/15/18 ................          3,000,000        3,031,980
       Facilities Program, Refunding, Series I, FSA Insured, 5.00%, 10/15/24 ................          5,000,000        5,102,200
       Refunding, AMBAC Insured, 5.00%, 10/15/33.............................................         21,000,000       21,061,110
       Refunding, Series IA, FGIC Insured, 5.00%, 10/15/32 ..................................         17,160,000       17,087,585
       Refunding, Series IA, FGIC Insured, 5.00%, 10/15/36 ..................................          5,000,000        4,925,500
       Refunding, Series IA, FSA Insured, 5.00%, 10/15/31 ...................................         15,530,000       15,851,005
       Refunding, Series IA, FSA Insured, 5.00%, 10/15/32 ...................................         10,000,000       10,179,700
       Refunding, Series IA, FSA Insured, 5.00%, 10/15/36 ...................................          1,000,000        1,013,260
    Michigan State Comprehensive Transportation Revenue, Refunding, FSA Insured, 5.00%,
       5/15/31 ..............................................................................          8,000,000        8,158,160
    Michigan State COP, AMBAC Insured, Pre-Refunded, 5.50%, 6/01/27 .........................         12,000,000       12,687,360
    Michigan State HDA Rental Housing Revenue, Refunding, Series A, AMBAC Insured, 6.00%,
       4/01/16 ..............................................................................             65,000           65,457
    Michigan State Hospital Finance Authority Revenue,
       Ascension Health Credit, Series A, MBIA Insured, Pre-Refunded, 6.125%, 11/15/23.......         15,175,000       16,055,757
       Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.50%,
          8/15/24 ...........................................................................         15,000,000       14,305,650
       Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.25%,
          8/15/27 ...........................................................................         10,000,000        9,096,800
       Edward W. Sparrow Hospital, Refunding, MBIA Insured, 5.00%, 11/15/31 .................          8,500,000        8,453,165
       Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.375%, 8/15/26 .................          6,000,000        6,008,580
       Mercy Health Services, Series R, AMBAC Insured, ETM, 5.375%, 8/15/26 .................          1,750,000        1,752,503
       Mercy Health Services, Series U, ETM, 5.75%, 8/15/26 .................................            300,000          301,977
       Mercy Health Services, Series W, FSA Insured, ETM, 5.25%, 8/15/27 ....................          8,605,000        8,659,814
       Mercy Health Services, Series X, MBIA Insured, Pre-Refunded, 6.00%, 8/15/34 ..........         11,000,000       11,542,080
       Mercy Mount Clemens Corp., Series A, MBIA Insured, Pre-Refunded, 5.75%, 5/15/29.......          4,890,000        5,072,055
       Mid-Michigan Health, AMBAC Insured, 5.00%, 4/15/24 ...................................          7,065,000        7,136,639
       Mid-Michigan Health, AMBAC Insured, 5.00%, 4/15/32 ...................................          1,000,000          989,010
       Mid-Michigan Obligation Group, Refunding, Series A, FSA Insured, 5.375%, 6/01/27......          7,500,000        7,633,125
       Oakwood Obligated Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 ...........          7,500,000        7,586,250
       Sparrow Obligated Group, Refunding, MBIA Insured, 5.00%, 11/15/36 ....................         12,465,000       12,370,889
       Sparrow Obligated Group, Refunding, MBIA Insured, 5.00%, 11/15/36 ....................          6,165,000        6,027,767
       St. John's Health System, Refunding, Series A, AMBAC Insured, ETM, 5.125%,
          5/15/17 ...........................................................................         14,500,000       14,729,390
       St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 .........          3,445,000        3,613,254
       St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.25%, 5/15/14 .........          9,545,000       10,375,510
    Michigan State Revenue, Grant Antic Bonds, FSA Insured, 5.25%, 9/15/27 ..................         10,000,000       10,483,300
    Michigan State Strategic Fund Limited Obligation Revenue, The Detroit Edison Co.
       Pollution Control Bonds Project, Refunding,
       Collateralized Series AA, FGIC Insured, 6.95%, 5/01/11 ...............................          5,000,000        5,429,950
       Collateralized Series BB, AMBAC Insured, 7.00%, 5/01/21 ..............................          3,000,000        3,588,780


                             Semiannual Report | 85

Franklin Tax-Free Trust

    FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
       Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 ......   $     12,350,000   $   11,810,428
    Michigan State Trunk Line Revenue,
       Refunding, Series A, MBIA Insured, 4.75%, 11/01/20 ...................................          3,300,000        3,335,541
       Refunding, Series A, MBIA Insured, 5.00%, 11/01/26 ...................................          3,050,000        3,082,757
       Series A, FSA Insured, Pre-Refunded, 5.25%, 11/01/30 .................................         34,680,000       37,623,638
    Michigan Technological University Revenue, General, Series A, MBIA Insured, 5.00%,
       10/01/34 .............................................................................          3,675,000        3,686,282
    Milan Area Schools GO, Series A, FGIC Insured, Pre-Refunded, 5.75%, 5/01/24 .............          3,500,000        3,713,535
    North Kent Sewer Authority Revenue, Sanitary Sewer, MBIA Insured, 5.00%, 11/01/31 .......          5,960,000        5,983,363
    Otsego Public Schools District GO, School Building and Site, FSA Insured, Pre-Refunded,
       5.00%, 5/01/34........................................................................          9,835,000       10,878,198
    Oxford Area Community School District GO, FSA Insured, Pre-Refunded, 5.00%,
       5/01/26 ..............................................................................          5,425,000        5,844,515
       5/01/31 ..............................................................................          4,865,000        5,241,210
    Parchment School District GO, School Building and Site, FSA Insured, 4.75%, 5/01/36......          3,175,000        3,126,740
    Pennfield School District GO, School Building and Site, FGIC Insured,
       5.00%, 5/01/29 .......................................................................            505,000          557,182
       Pre-Refunded, 5.00%, 5/01/29..........................................................            645,000          711,648
       Pre-Refunded, 5.00%, 5/01/34..........................................................          2,500,000        2,758,325
    Pinckney Community Schools GO, Refunding, FSA Insured, 5.00%, 5/01/26 ...................          2,955,000        3,047,255
    Pontiac General Building Authority GO, FGIC Insured, Pre-Refunded, 5.375%,
       6/01/23 ..............................................................................          1,620,000        1,765,930
       6/01/27 ..............................................................................          2,635,000        2,872,361
    Port Huron GO, Limited Tax, AMBAC Insured, 5.00%, 10/01/22...............................          1,600,000        1,628,656
    Portage Public Schools GO, School Building and Site, FSA Insured, 5.00%, 5/01/29 ........         12,600,000       12,998,664
    River Rouge School District GO, Refunding, FGIC Insured, 5.00%, 5/01/22..................          6,575,000        6,705,514
    Rockford Public Schools GO, School Building and Site, FSA Insured, 5.00%, 5/01/33 .......          8,220,000        8,313,626
    Roseville School District GO, School Building and Site, Refunding, FSA Insured, 5.00%,
       5/01/31 ..............................................................................          5,000,000        5,098,450
    Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M,
       MBIA Insured, 5.25%,
       11/15/31 .............................................................................         12,750,000       12,864,622
       11/15/35 .............................................................................         17,600,000       17,711,760
    Saginaw City School District GO, School Building and Site, FSA Insured, 5.00%,
       5/01/36 ..............................................................................          6,950,000        7,015,608
       5/01/38 ..............................................................................         10,555,000       10,618,647
    Saginaw Hospital Finance Authority Revenue, Covenant Medical Center, Refunding,
       Series E, MBIA Insured,
       5.375%, 7/01/19 ......................................................................          4,850,000        4,952,238
       5.50%, 7/01/24 .......................................................................          1,750,000        1,787,205
    Saginaw Valley State University Revenue,
       General, FSA Insured, 5.00%, 7/01/37 .................................................          5,000,000        5,049,400
       General, Refunding, AMBAC Insured, 5.25%, 7/01/19 ....................................            345,000          353,729
       General, Refunding, FSA Insured, 5.00%, 7/01/28 ......................................          7,050,000        7,276,094
       Series A, MBIA Insured, 5.125%, 7/01/30...............................................          4,315,000        4,348,657


                             86 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    South Macomb Disposal Authority Revenue, AMBAC Insured, Pre-Refunded, 5.25%,
       9/01/20 ..............................................................................   $      2,000,000   $    2,057,820
    South Redford School District GO, School Building and Site, MBIA Insured, 5.00%,
       5/01/30 ..............................................................................          3,500,000        3,531,325
    Southfield Library Building Authority GO, Refunding, MBIA Insured, 5.00%, 5/01/30 .......          6,535,000        6,638,122
    Southfield Public Schools GO, Refunding, MBIA Insured, 4.75%, 5/01/29 ...................          9,040,000        8,992,359
    Sparta Area Schools GO, School Building and Site, FGIC Insured, Pre-Refunded,
       5.00%, 5/01/30........................................................................          2,730,000        3,012,091
    St. Clair County EDC, PCR, The Detroit Edison Co., Refunding, Series AA, AMBAC Insured,
       6.40%, 8/01/24........................................................................         10,000,000       10,217,200
    Sturgis Public School District GO, Refunding, FGIC Insured, 5.00%, 5/01/30 ..............          4,715,000        4,746,543
    Taylor Brownfield RDA, GO, Tax Increment, Series A, MBIA Insured, 5.00%,
       5/01/29 ..............................................................................          2,900,000        2,927,608
       5/01/34 ..............................................................................          3,945,000        3,933,441
    Taylor Tax Increment Finance Authority Revenue, FSA Insured, 5.00%, 5/01/21 .............          2,595,000        2,651,805
    Tecumseh Public Schools GO, FGIC Insured, Pre-Refunded, 5.50%,
       5/01/25 ..............................................................................          5,925,000        6,262,429
       5/01/30 ..............................................................................          4,500,000        4,756,275
    Thornapple Kellogg School GO, School Building and Site,
       FSA Insured, Pre-Refunded, 5.00%, 5/01/23 ............................................            965,000        1,052,902
       FSA Insured, Pre-Refunded, 5.00%, 5/01/28 ............................................          6,250,000        6,819,313
       Refunding, FSA Insured, 5.00%, 5/01/23 ...............................................          3,035,000        3,111,452
    Trenton Public Schools School District GO, School Building and Site, FSA Insured, 5.00%,
       5/01/31 ..............................................................................          4,575,000        4,683,839
       5/01/38 ..............................................................................          8,150,000        8,261,736
    Troy City School District GO, School Building and Site, MBIA Insured, 5.00%, 5/01/26 ....          7,100,000        7,290,351
    Van Dyke Public Schools GO, School Building and Site, FSA Insured, 5.00%,
       5/01/31 ..............................................................................          4,000,000        4,079,600
       5/01/34 ..............................................................................          5,000,000        5,064,650
    Warren Consolidated School District GO, FSA Insured, 4.875%, 5/01/22.....................          8,910,000        9,067,172
    Warren Water and Sewer Revenue, FSA Insured, Pre-Refunded, 5.125%, 11/01/23 .............          2,450,000        2,648,720
    Wayne Charter County Airport Revenue, Detroit Metropolitan Wayne County Airport,
       Series A, MBIA Insured, 5.25%, 12/01/18...............................................          5,500,000        5,256,845
    Wayne Charter County GO,
       Airport Hotel, Detroit Metropolitan Wayne County Airport, Series A,
          MBIA Insured, 5.25%, 12/01/25......................................................         17,000,000       17,256,530
       Airport Hotel, Detroit Metropolitan Wayne County Airport, Series A,
          MBIA Insured, 5.00%, 12/01/30 .....................................................         10,750,000       10,509,200
       Capital Improvement, Series A, FSA Insured, 5.00%, 2/01/34 ...........................          7,640,000        7,651,002
       Capital Improvement, Series A, FSA Insured, 5.00%, 2/01/38 ...........................         12,135,000       12,097,381
    Wayne County Airport Authority Revenue, Detroit Metropolitan Airport, Refunding,
       FGIC Insured, 5.00%,
          12/01/27 ..........................................................................          9,910,000        9,800,594
          12/01/28 ..........................................................................         10,170,000        9,991,313


                             Semiannual Report | 87

Franklin Tax-Free Trust

    FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Wayne State University Revenues,
       General, AMBAC Insured, 5.00%, 11/15/30...............................................   $      2,925,000   $    2,987,917
       General, AMBAC Insured, 5.00%, 11/15/36...............................................          5,000,000        5,049,900
       General, Refunding, FSA Insured, 5.00%, 11/15/28 .....................................         23,550,000       24,231,066
       General, Refunding, FSA Insured, 5.00%, 11/15/35 .....................................         22,435,000       22,647,684
       Refunding, FGIC Insured, 5.125%, 11/15/29.............................................         17,900,000       18,148,989
    West Bloomfield School District GO, FGIC Insured, Pre-Refunded, 6.00%,
       5/01/19 ..............................................................................          2,100,000        2,236,626
       5/01/20 ..............................................................................          2,000,000        2,130,120
    West Branch Rose City Area School District GO, FGIC Insured, 5.50%, 5/01/24..............          1,400,000        1,433,432
    West Ottawa Public School District GO, School Building and Site, Refunding, MBIA Insured,
       5.00%, 5/01/32........................................................................          6,025,000        6,062,777
    Western Michigan University Revenues, General, FSA Insured, 5.00%,
       11/15/28 .............................................................................          5,500,000        5,609,780
       11/15/32 .............................................................................          6,410,000        6,443,781
    Western Townships Utilities Authority GO, Sewer Disposal System, FGIC Insured, 4.75%,
       1/01/23  .............................................................................          8,500,000        8,522,525
    Whitmore Lake Public School District GO, FGIC Insured, 5.00%, 5/01/32 ...................          9,375,000        9,401,437
    Willow Run Community Schools GO, FSA Insured, 5.00%, 5/01/31.............................         12,550,000       12,673,492
    Wyoming Sewer Disposal System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/27 ..........          5,700,000        5,767,830
    Ypsilanti Community Utilities GO, Sanitation Sewer System No. 3, FGIC Insured, 5.00%,
       5/01/32 ..............................................................................          6,065,000        6,078,646
    Zeeland Public Schools GO, Refunding, FGIC Insured, 5.00%, 5/01/25 ......................          3,350,000        3,359,179
                                                                                                                   --------------
                                                                                                                    1,523,364,661
                                                                                                                   --------------
    U.S. TERRITORIES 4.6%
    PUERTO RICO 4.6%
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
       Refunding, Series CC, FSA Insured, 5.25%, 7/01/34 ....................................          5,000,000        5,128,400
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series D, FSA Insured, 5.00%, 7/01/32 .....................................         11,945,000       11,894,712
       Series B, MBIA Insured, Pre-Refunded, 5.875%, 7/01/35.................................          8,570,000        9,247,801
       Series B, MBIA Insured, Pre-Refunded, 5.875%, 7/01/35.................................         16,430,000       17,744,893
       Series D, FSA Insured, Pre-Refunded, 5.00%, 7/01/32 ..................................          8,055,000        8,778,822
    Puerto Rico Electric Power Authority Power Revenue, Series RR, FGIC Insured,
       Pre-Refunded, 5.00%, 7/01/35..........................................................         14,000,000       15,660,960
    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ..............          6,380,000        6,387,593
                                                                                                                   --------------
                                                                                                                       74,843,181
                                                                                                                   --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $1,559,456,331).................................................................                       1,598,207,842
                                                                                                                   --------------
    SHORT TERM INVESTMENTS 0.8%
    MUNICIPAL BONDS 0.8%
    MICHIGAN 0.6%
(a) Detroit Sewer Disposal System Revenue, senior lien, Series B, FSA Insured,
       Daily VRDN and Put, 2.60%, 7/01/33 ....................................................         9,100,000        9,100,000
(a) Michigan State Hospital Finance Authority Revenue, Trinity Health Credit, Series H,
       CIFG Insured, Daily VRDN and Put, 2.75%, 11/01/40.....................................            965,000          965,000
                                                                                                                   --------------
                                                                                                                       10,065,000
                                                                                                                   --------------


                             88 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 0.2%
    PUERTO RICO 0.2%
(a) Puerto Rico Commonwealth GO,
       Public Improvement, Refunding, Series A-2, FSA Insured, Weekly VRDN and Put, 2.65%,
          7/01/29 ...........................................................................   $      2,100,000   $    2,100,000
       Refunding, Series B-2, FSA Insured, Weekly VRDN and Put, 2.10%, 7/01/24 .............           1,600,000        1,600,000
                                                                                                                   --------------
                                                                                                                        3,700,000
                                                                                                                   --------------
    TOTAL SHORT TERM INVESTMENTS (COST $13,765,000) .........................................                          13,765,000
                                                                                                                   --------------
    TOTAL INVESTMENTS (COST $1,573,221,331) 98.7% ...........................................                       1,611,972,842
    OTHER ASSETS, LESS LIABILITIES 1.3% .....................................................                          21,337,367
                                                                                                                   --------------
    NET ASSETS 100.0% .......................................................................                      $1,633,310,209
                                                                                                                   ==============

See Selected Portfolio Abbreviations on page 114.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 89

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                     YEAR ENDED FEBRUARY 28,
                                            AUGUST 31, 2008   -----------------------------------------------------------
CLASS A                                       (UNAUDITED)      2008(a)      2007         2006         2005        2004(a)
----------------------------------------   ----------------   --------    --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $  11.51        $  12.16    $  12.13     $  12.23     $  12.39     $  12.23
                                              --------        --------    --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) ............          0.24            0.50        0.50         0.51         0.53         0.54
   Net realized and unrealized gains
      (losses) .........................          0.35           (0.65)       0.03        (0.10)       (0.16)        0.15
                                              --------        --------    --------     --------     --------     --------
Total from investment operations .......          0.59           (0.15)       0.53         0.41         0.37         0.69
                                              --------        --------    --------     --------     --------     --------
Less distributions from net investment
   income ..............................         (0.24)          (0.50)      (0.50)       (0.51)       (0.53)       (0.53)
                                              --------        --------    --------     --------     --------     --------
Redemption fees ........................            --(d)           --(d)       --(d)        --(d)        --(d)        --
                                              --------        --------    --------     --------     --------     --------
Net asset value, end of period .........       $ 11.86        $  11.51    $  12.16     $  12.13     $  12.23     $  12.39
                                              ========        ========    ========     ========     ========     ========
Total return(e) ........................          5.18%          (1.34)%      4.50%        3.48%        2.99%        5.81%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................          0.66%           0.67%       0.66%        0.67%        0.67%        0.67%
Net investment income ..................          4.07%           4.14%       4.15%        4.17%        4.35%        4.39%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $610,121        $545,977    $539,643     $528,660     $515,780     $528,609
Portfolio turnover rate ................          8.87%           9.99%      14.24%       13.03%       12.06%       10.77%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             90 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                  YEAR ENDED FEBRUARY 28,
                                            AUGUST 31, 2008  -------------------------------------------------------
CLASS C                                       (UNAUDITED)    2008(a)       2007        2006        2005      2004(a)
----------------------------------------   ----------------  -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...        $ 11.60      $ 12.24     $ 12.22     $ 12.31     $ 12.47     $ 12.30
                                                -------      -------     -------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ............           0.21         0.43        0.44        0.44        0.46        0.47
   Net realized and unrealized gains
      (losses) .........................           0.35        (0.64)       0.01       (0.09)      (0.16)       0.16
                                                -------      -------     -------     -------     -------     -------
Total from investment operations .......           0.56        (0.21)       0.45        0.35        0.30        0.63
                                                -------      -------     -------     -------     -------     -------
Less distributions from net investment
   income ..............................          (0.21)       (0.43)      (0.43)      (0.44)      (0.46)      (0.46)
                                                -------      -------     -------     -------     -------     -------
Redemption fees ........................             --(d)        --(d)       --(d)       --(d)       --(d)       --
                                                -------      -------     -------     -------     -------     -------
Net asset value, end of period .........        $ 11.95      $ 11.60     $ 12.24     $ 12.22     $ 12.31     $ 12.47
                                                =======      =======     =======     =======     =======     =======
Total return(e) ........................           4.85%       (1.78)%      3.81%       2.98%       2.40%       5.25%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................           1.21%        1.22%       1.21%       1.22%       1.22%       1.26%
Net investment income ..................           3.52%        3.59%       3.60%       3.62%       3.80%       3.80%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......        $88,963      $70,318     $64,873     $64,900     $59,682     $59,389
Portfolio turnover rate ................           8.87%        9.99%      14.24%      13.03%      12.06%      10.77%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 91

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

    FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS 97.6%
    MINNESOTA 94.5%
    Anoka County Housing and RDA, GO, Housing Development, Refunding, AMBAC Insured,
       4.875%, 2/01/24 ......................................................................   $      2,195,000   $    2,254,375
       5.00%, 2/01/34 .......................................................................          2,000,000        2,017,820
    Anoka-Hennepin ISD No. 11 GO,
       School Building, Refunding, Series A, Assured Guaranty, 5.00%, 2/01/20 ...............          5,870,000        6,448,488
       School District Credit Enhancement Program, Series A, FSA Insured, 5.00%, 2/01/20.....          6,130,000        6,478,490
    Bemidji Lease Revenue, Minnesota State Bureau of Criminal Apprehension, MBIA Insured,
       5.70%, 12/01/17 ......................................................................            120,000          120,752
    Blue Earth County EDA Public Project Lease Revenue, Series A, MBIA Insured, 4.50%,
       12/01/24 .............................................................................          1,055,000        1,058,893
    Brooklyn Center ISD No. 286 GO, FGIC Insured, 5.00%, 2/01/22 ............................          1,000,000        1,067,660
    Buffalo ISD No. 877 GO, Refunding, MBIA Insured, 5.00%, 2/01/22 .........................          4,255,000        4,270,743
    Burnsville MFR, Coventry Court, Refunding, Series A, GNMA Secured,
       5.90%, 9/20/19 .......................................................................            400,000          408,308
       5.95%, 9/20/29 .......................................................................          1,275,000        1,287,852
       6.00%, 9/20/34 .......................................................................          1,000,000        1,011,300
    Byron ISD No. 531 GO, School Building, Series A, FGIC Insured, 5.00%, 2/01/24 ...........          2,015,000        2,082,523
    Cambridge ISD No. 911 GO,
       Capital Appreciation, Series B, MBIA Insured, zero cpn., 2/01/30 .....................          2,240,000          723,386
       Series A, MBIA Insured, 4.25%, 2/01/24 ...............................................          1,235,000        1,215,746
    Cass Lake ISD No. 115 GO, Refunding, FGIC Insured, 5.00%, 2/01/22 .......................          3,805,000        3,924,667
    Centennial ISD No. 012 GO, Series A, FSA Insured, 5.00%, 2/01/21.........................          1,000,000        1,067,660
    Chaska ISD No. 112 GO, School Building, Series A, MBIA Insured, 4.50%, 2/01/28...........         10,000,000        9,746,800
    Chisago County GO, Capital Improvement, Series A, MBIA Insured, 4.75%, 2/01/26 ..........          3,615,000        3,682,673
    Commissioner of Iron Range Resources and Rehabilitation Educational Facilities Revenue,
       XLCA Insured, 4.50%, 10/01/21 ........................................................          1,290,000        1,297,456
    Dakota County CDA Governmental Housing Development GO, Senior Housing Facilities,
       Series A, 5.125%, 1/01/35 ............................................................          2,625,000        2,670,491
    Dakota County Housing and RDA, SFMR, GNMA Secured,
       5.75%, 4/01/18 .......................................................................            108,000          108,322
       5.85%, 10/01/30 ......................................................................            182,000          182,009
    Deer River ISD No. 317 GO, FSA Insured, 6.00%, 2/01/25...................................          1,325,000        1,393,463
    Duluth ISD No. 709 COP, Full Term Certificate, Series B, FSA Insured, 5.00%, 2/01/28 ....         18,890,000       19,635,399
    Eagan GO, Recreational Facilities, Series A, MBIA Insured, 5.00%, 2/01/21 ...............          3,075,000        3,164,052
    Eagan MFHR, Forest Ridge Apartments, Refunding, Series A, GNMA Secured,
       5.95%, 9/20/29 .......................................................................          1,700,000        1,714,960
       6.00%, 9/20/34 .......................................................................          1,480,000        1,496,561
    Elk River ISD Number 728 GO, School Building, Refunding, Series A, FSA Insured,
         4.25%, 2/01/24 .....................................................................          6,265,000        6,132,934
    Farmington ISD No. 192 GO,
       MBIA Insured, 5.25%, 2/01/24 .........................................................          5,915,000        6,285,634
       School Building, Series B, FSA Insured, 5.00%, 2/01/23 ...............................          3,000,000        3,130,080
       School Building, Series B, FSA Insured, 4.75%, 2/01/27 ...............................         17,075,000       17,287,071
    Fergus Falls ISD No. 544 GO, School Building, Series A, FSA Insured, 5.00%, 1/01/25 .....          1,655,000        1,730,187
    Fridley ISD No. 014 GO, Alternative Facilities, Series A, FSA Insured, 4.375%, 2/01/27 ..          2,040,000        1,971,048
    Ham Lake GO, Anoka County Housing, Senior Housing Project, Series B, MBIA Insured,
       6.10%, 1/01/26 .......................................................................          2,180,000        2,171,476
    Hastings ISD No. 200 GO, Refunding, Series A, FSA Insured, 4.50%, 2/01/22................          2,700,000        2,728,350
    Hennepin County Sales Tax Revenue, Hennepin County Sales Tax, 4.75%, 12/15/37............         25,000,000       24,648,000


                             92 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    Hibbing Health Care Facilities Revenue, The Duluth Clinic Ltd., FSA Insured,
       Pre-Refunded, 5.00%, 11/01/25 ........................................................   $      8,000,000   $    8,835,520
    Hopkins Elderly Housing Revenue, St. Therese Project, Refunding, Series A, GNMA Secured,
       5.60%, 11/20/17 ......................................................................            725,000          734,860
       5.70%, 11/20/32 ......................................................................          3,000,000        3,031,500
    Hopkins ISD No. 270 GO, FGIC Insured, 5.125%, 2/01/22....................................          3,880,000        4,158,157
    Hubbard County Housing and RDA, GO, Heritage Center Project, MBIA Insured, 5.50%,
       8/01/27 ..............................................................................          1,085,000        1,150,697
    Lake.Crystal Wellcome Memorial Area Schools ISD No. 2071 GO, School Building, Series B,
       MBIA Insured, 5.00%, 2/01/34 .........................................................          3,285,000        3,366,238
    Lake.Superior ISD No. 381 GO, Series A, FSA Insured, 5.00%, 4/01/23 .....................          4,195,000        4,534,292
    Lakeview ISD No. 2167 GO, MBIA Insured, 5.25%, 2/01/26 ..................................          3,705,000        3,937,155
    Lakeville ISD No. 194 GO, Series A, FGIC Insured, 5.00%, 2/01/23 ........................         10,180,000       10,953,578
    Mahtomedi ISD No. 832 GO, FSA Insured, 5.00%, 2/01/18 ...................................          3,240,000        3,372,548
    Medford ISD No. 763 GO, Series A, FSA Insured, 5.125%, 2/01/29 ..........................          2,700,000        2,861,352
    Metropolitan Council Minneapolis-St. Paul Metropolitan Area GO, Wastewater, Series B,
       4.50%, 12/01/26 ......................................................................          5,000,000        5,011,950
    Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
       Refunding, Senior Series A, AMBAC Insured, 5.00%, 1/01/20.............................          5,400,000        5,566,482
       Refunding, Senior Series A, AMBAC Insured, 5.00%, 1/01/23.............................         14,800,000       15,040,796
       Series A, FGIC Insured, Pre-Refunded, 5.125%, 1/01/31 ................................          7,000,000        7,148,400
       Series A, FGIC Insured, Pre-Refunded, 5.25%, 1/01/32 .................................          7,000,000        7,464,660
       Series C, FGIC Insured, Pre-Refunded, 5.25%, 1/01/26 .................................          2,000,000        2,132,760
       Series C, FGIC Insured, Pre-Refunded, 5.25%, 1/01/32 .................................          9,000,000        9,597,420
    Minneapolis CDA and St. Paul Housing and RDAR, Health Care Facilities, Carondelet,
       Series B, BIG Insured, Pre-Refunded, 8.875%, 11/01/15.................................            590,000          675,821
    Minneapolis GO,
       Sports Arena Project, Refunding, 5.125%, 10/01/20 ....................................          8,340,000        8,349,758
       Sports Arena Project, Refunding, 5.20%, 10/01/24 .....................................          3,750,000        3,753,937
       Various Purpose, Pre-Refunded, 5.125%, 12/01/28 ......................................          3,000,000        3,254,370
    Minneapolis Health Care Revenue, Fairview Health Services, AMBAC Insured, 5.00%,
       11/15/34 .............................................................................         12,645,000       12,355,177
    Minneapolis MFR, Riverside Plaza, Refunding, GNMA Secured, 5.20%, 12/20/30 ..............          5,000,000        4,684,450
    Minneapolis Special School District No. 001 COP,
       Refunding, Series A, MBIA Insured, 4.50%, 2/01/21 ....................................          2,715,000        2,755,263
       Series A, FSA Insured, 5.00%, 2/01/21.................................................          1,950,000        2,005,848
    Minnesota Agriculture and Economic Development Board Revenue,
       Benedictine Health, Series A, MBIA Insured, Pre-Refunded, 5.125%, 2/15/29 ............         14,625,000       15,406,999
       Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%,
          12/01/22 ..........................................................................          4,870,000        4,953,861
       Health Care System, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ...............            365,000          371,227
       Series E, Assured Guaranty, 5.00%, 2/15/37 ...........................................         20,600,000       20,691,876
    Minnesota State Colleges and University Revenue, Fund, Series A, MBIA Insured, 5.00%,
       10/01/22 .............................................................................          1,745,000        1,831,796
       10/01/23 .............................................................................          1,825,000        1,907,819
       10/01/24 .............................................................................          1,900,000        1,979,154
       10/01/25 .............................................................................          1,155,000        1,199,548
       10/01/26 .............................................................................          1,715,000        1,775,865
       10/01/32 .............................................................................          5,540,000        5,638,834


                             Semiannual Report | 93

Franklin Tax-Free Trust

    FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    Minnesota State GO,
          5.00%, 6/01/26 ....................................................................   $     14,585,000   $   15,201,508
          Highway and Various Purpose, FSA Insured, 5.00%, 8/01/22 ..........................         10,000,000       10,681,000
          Highway and Various Purpose, FSA Insured, 5.00%, 8/01/25 ..........................         10,000,000       10,520,700
    Minnesota State HFAR,
          Rental Housing, Refunding, Series D, MBIA Insured, 5.90%, 8/01/15 .................            730,000          730,584
          Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 .................            225,000          225,124
          Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 .................            230,000          230,016
          SFM, Series B, 5.00%, 7/01/13 .....................................................             50,000           50,316
          SFM, Series D, 5.45%, 1/01/26 .....................................................          1,815,000        1,795,416
          SFM, Series E, AMBAC Insured, 5.40%, 1/01/25 ......................................          2,460,000        2,420,517
          SFM, Series G, AMBAC Insured, 6.25%, 7/01/26.......................................            235,000          235,404
    Minnesota State Higher Education Facilities Authority Revenue, St. John's University,
       Series 5-I, MBIA Insured, Pre-Refunded, 5.25%,
          10/01/21 ..........................................................................          1,750,000        1,897,508
          10/01/26 ..........................................................................          1,500,000        1,626,435
    Minnesota State Public Facilities Authority Clean Water Revenue, Series B, 4.75%,
       3/01/27 ..............................................................................          5,000,000        5,048,700
    Minnetonka ISD No. 276 GO, Capital Appreciation, Alternative Facilities, Series B, FSA
       Insured, zero cpn., 2/01/24 ..........................................................          4,000,000        1,835,000
    Minnetonka MFHR, Cedar Hills Project, Refunding, Series A, GNMA Secured,
          5.90%, 10/20/19 ...................................................................          1,750,000        1,785,070
          5.95%, 10/20/29 ...................................................................          5,955,000        6,011,870
    New Brighton GO, Tax Increment, Series A, MBIA Insured, 5.00%, 2/01/32 ..................          5,110,000        5,201,060
    Nobles County Housing and RDA Public Project Revenue, Annual Appropriation Lease
       Obligation, AMBAC Insured, Pre-Refunded, 5.625%, 2/01/22 .............................          1,230,000        1,293,530
    North Branch Water System Revenue,
          FSA Insured, 4.75%, 8/01/27 .......................................................          1,500,000        1,515,135
(a)       Series A, FSA Insured, 5.00%, 8/01/33..............................................          1,325,000        1,325,000
    Northern Municipal Power Agency Electric System Revenue,
          Refunding, FSA Insured, 5.00%, 1/01/12 ............................................          1,030,000        1,049,807
          Series A, AMBAC Insured, 5.00%, 1/01/26 ...........................................          2,000,000        2,028,160
    Osseo ISD No. 279 GO, Series A, FSA Insured, 5.00%, 2/01/20 .............................          3,000,000        3,098,460
    Park Rapids ISD No. 309 GO, MBIA Insured,
          4.75%, 2/01/21 ....................................................................          2,500,000        2,528,575
          5.00%, 2/01/25 ....................................................................          3,000,000        3,037,320
    Pine City Health Care and Housing Revenue, North Branch, Series A, GNMA Secured, 5.00%,
       10/20/38 .............................................................................          4,280,000        4,150,188
    Pipestone-Jasper ISD No. 2689 GO, Refunding, Series 2004-A, FSA Insured, 5.00%,
       3/01/20 ..............................................................................          1,595,000        1,676,154
    Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
          6.25%, 6/01/16 ....................................................................          1,600,000        1,611,152
          6.125%, 6/01/24 ...................................................................          1,815,000        1,825,817
    Prior Lake ISD No. 719 GO,
          FGIC Insured, 5.125%, 2/01/19 .....................................................          1,140,000        1,185,600
          FSA Insured, 5.50%, 2/01/20 .......................................................          2,255,000        2,355,979
          FSA Insured, 5.50%, 2/01/21 .......................................................          2,590,000        2,705,980
          Series C, MBIA Insured, 5.00%, 2/01/21 ............................................          2,000,000        2,065,780
          Series C, MBIA Insured, 5.00%, 2/01/23 ............................................          6,025,000        6,192,495


                             94 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    Robbinsdale GO, Housing Development, Senior Housing Project, Series B, FGIC Insured,
       Pre-Refunded, 5.875%, 1/01/31 ........................................................   $      2,160,000   $    2,272,039
    Robbinsdale ISD No. 281 GO, Refunding, Series A, MBIA Insured, 4.50%, 2/01/22 ...........          3,000,000        3,016,560
    Rochester Electric Utility Revenue, AMBAC Insured, Pre-Refunding, 5.25%, 12/01/24 .......          3,000,000        3,207,150
    Rochester ISD No. 535 GO, Series A, MBIA Insured, 5.00%,
       2/01/28 ..............................................................................          1,385,000        1,421,578
       2/01/29 ..............................................................................          1,455,000        1,489,353
    Rosemount ISD No. 196 GO, Series A, MBIA Insured, 4.70%, 2/01/25 ........................          1,000,000        1,013,080
    Rush City ISD No. 139 GO, School Building, MBIA Insured,
       5.00%, 2/01/21 .......................................................................          1,680,000        1,809,427
       5.125%, 2/01/26 ......................................................................          4,245,000        4,591,519
    Sauk Rapids ISD No. 047 GO,
       School Building, Refunding, Series A, FSA Insured, 5.00%, 2/01/22 ....................          2,200,000        2,309,538
       School Building, Refunding, Series A, FSA Insured, 4.50%, 2/01/25 ....................          2,175,000        2,174,913
       Series A, MBIA Insured, 5.75%, 2/01/23 ...............................................          2,740,000        2,943,472
       Series A, MBIA Insured, 5.75%, 2/01/26 ...............................................          5,000,000        5,371,300
    Scott County GO,
       Capital Improvement, Series A, AMBAC Insured, 5.00%, 12/01/27 ........................          5,590,000        5,799,066
       MBIA Insured, 5.00%, 2/01/33 .........................................................          5,555,000        5,604,995
    Scott County Housing and Redevelopment Authority Facilities Lease Revenue, AMBAC Insured,
       Pre-Refunded, 5.70%, 2/01/29 .........................................................          1,380,000        1,431,046
    Scott County Housing and Redevelopment Authority GO, Savage City, Hamilton Apartments
       Project, AMBAC Insured, Pre-Refunded, 5.70%, 2/01/33 .................................          2,285,000        2,369,522
    Shakopee Public Utilities Commission Public Utilities Revenue, MBIA Insured,
       Pre-Refunded, 6.00%, 2/01/28 .........................................................          2,530,000        2,574,756
    South Washington County ISD No. 833 GO, Series B, FSA Insured, 5.00%, 2/01/23 ...........          4,000,000        4,097,920
    Southeastern Multi-County Housing and RDAR, Housing Development, Goodhue County
       Apartments, Series B, MBIA Insured, Pre-Refunded, 5.75%, 1/01/31 .....................          2,415,000        2,536,330
    Southern Minnesota Municipal Power Agency Power Supply System Revenue,
       Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/19 ..........          5,875,000        3,737,088
       Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/20 ..........         14,035,000        8,404,158
       Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/23 ..........          4,000,000        2,007,760
       Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/26 ..........          5,000,000        2,110,800
       Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/27 ..........          6,600,000        2,627,394
       Capital Appreciation, Refunding, Series C, AMBAC Insured, zero cpn., 1/01/18 .........         15,935,000       10,736,206
       Series A, MBIA Insured, Pre-Refunded, 5.75%, 1/01/18..................................          1,000,000        1,084,090
    Spring Lake Park ISD No. 16 GO, School Building, Series A, FSA Insured, 5.00%, 2/01/29...          5,025,000        5,159,318
    St. Clair ISD No. 75 GO, MBIA Insured, 5.70%, 4/01/22 ...................................          2,250,000        2,298,375
    St. Cloud Health Care Revenue, St. Cloud Hospital Obligation, Group A, FSA Insured,
       5.875%, 5/01/30 ......................................................................         17,785,000       18,509,561
    St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, Refunding, Series A,
       AMBAC Insured, 5.00%, 7/01/15.........................................................          1,165,000        1,167,027
    St. Michael ISD No. 885 GO,
       FSA Insured, 5.00%, 2/01/23 ..........................................................          3,300,000        3,523,278
       School Building, Refunding, FSA Insured, 5.00%, 2/01/24...............................          2,735,000        2,851,593
       School Building, Series A, FSA Insured, 4.75%, 2/01/29 ...............................          5,000,000        5,030,850
    St. Paul Housing and RDA Health Care Revenue, Allina Health System, Series A,
       MBIA Insured, 5.00%, 11/15/22 ........................................................          5,000,000        5,136,950


                             Semiannual Report | 95

Franklin Tax-Free Trust

    FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    St. Paul ISD No. 625 GO,
       School Building, Series A, FSA Insured, 5.00%, 2/01/23 ...............................   $      1,545,000   $    1,623,919
       School Building, Series A, FSA Insured, 5.00%, 2/01/24 ...............................          1,615,000        1,689,355
       School Building, Series A, FSA Insured, 5.00%, 2/01/25 ...............................          1,675,000        1,747,327
       School Building, Series A, FSA Insured, 5.00%, 2/01/26 ...............................          1,745,000        1,814,119
       Series C, FSA Insured, 6.00%, 2/01/20.................................................          1,600,000        1,626,384
    St. Paul Sales Tax Revenue, Sub Series A, XLCA Insured, 5.00%, 11/01/30 .................          7,360,000        7,380,976
    St. Peter GO, Hospital, Series A, MBIA Insured, 5.00%, 9/01/32...........................          6,805,000        6,857,467
    Upsala ISD No. 487 GO, School Building, FGIC Insured, 5.00%, 2/01/22 ....................          1,140,000        1,229,068
    Walker-Hakensack-Akeley ISD No. 113 GO, Series A, FSA Insured, 6.00%,
       2/01/23 ..............................................................................          1,160,000        1,219,937
       2/01/25 ..............................................................................          1,300,000        1,367,171
    Washington County Housing and RDAR, Government Housing, Landfall Terrace Project,
       Refunding,
       5.35%, 2/01/22 .......................................................................          1,000,000        1,001,440
       5.40%, 8/01/27 .......................................................................          2,015,000        2,017,942
    Watertown ISD No. 111 GO, Series A, FSA Insured, 5.00%, 2/01/24 .........................          2,725,000        2,841,167
    West St. Paul ISD No. 179 GO, School Building, Series B, 5.00%, 2/01/22 .................          3,500,000        3,637,515
    West St. Paul ISD No. 197 GO, School Building, Series B, 5.00%, 2/01/21 .................          3,340,000        3,489,298
    Western Minnesota Municipal Power Agency Revenue,
       MBIA Insured, 5.00%, 1/01/26 .........................................................          8,565,000        8,627,268
       Refunding, Series A, AMBAC Insured, 5.50%, 1/01/12....................................          2,745,000        2,750,572
       Refunding, Series A, AMBAC Insured, 5.50%, 1/01/13....................................          4,500,000        4,509,135
       Series A, FSA Insured, 5.00%, 1/01/36.................................................          5,000,000        5,067,650
       Series A, MBIA Insured, 5.00%, 1/01/30 ...............................................          7,200,000        7,190,136
    Willmar GO, Rice Memorial Hospital Project, FSA Insured, 5.00%,
       2/01/19 ..............................................................................          2,000,000        2,090,720
       2/01/22 ..............................................................................          2,550,000        2,630,198
       2/01/25 ..............................................................................          3,000,000        3,072,510
       2/01/32 ..............................................................................          5,415,000        5,474,457
    Worthington ISD No. 518 GO, Series A, FSA Insured, 5.00%, 2/01/24........................          5,000,000        5,062,200
                                                                                                                   --------------
                                                                                                                      660,682,900
                                                                                                                   --------------
    U.S. TERRITORIES 3.1%
    PUERTO RICO 2.8%
    Puerto Rico Commonwealth GO, Public Improvement,
       FSA Insured, Pre-Refunded, 5.00%, 7/01/23.............................................          1,545,000        1,658,851
       FSA Insured, Pre-Refunded, 5.125%, 7/01/30............................................            580,000          624,712
       Refunding, FSA Insured, 5.00%, 7/01/23 ...............................................            955,000          960,682
       Refunding, FSA Insured, 5.125%, 7/01/30 ..............................................            420,000          422,877
    Puerto Rico Electric Power Authority Power Revenue, Refunding,
       Series SS, MBIA Insured, 5.00%, 7/01/25 ..............................................          5,000,000        4,988,400
       Series V, FGIC Insured, 5.25%, 7/01/30 ...............................................          5,000,000        5,025,500
    Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/30 .....          1,000,000          998,630
    Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series F, XLCA
       Insured, 5.25%, 7/01/25 ..............................................................          2,500,000        2,453,275
    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ..............            940,000          941,119
    Puerto Rico Public Finance Corp. Commonwealth Revenue, Series E, AMBAC Insured, ETM,
       5.50%, 8/01/27 .......................................................................          1,000,000        1,103,440
                                                                                                                   --------------
                                                                                                                       19,177,486
                                                                                                                   --------------


                             96 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    VIRGIN ISLANDS 0.3%
    Virgin Islands PFAR, Gross Receipts Taxes Loan Note, FSA Insured, 5.25%,
       10/01/20 .............................................................................   $      1,160,000   $    1,218,963
       10/01/21 .............................................................................          1,000,000        1,044,850
                                                                                                                   --------------
                                                                                                                        2,263,813
                                                                                                                   --------------
    TOTAL U.S. TERRITORIES ..................................................................                          21,441,299
                                                                                                                   --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $670,329,969) .................                         682,124,199
                                                                                                                   --------------
    SHORT TERM INVESTMENTS 1.8%
    MUNICIPAL BONDS 1.8%
    MINNESOTA 1.0%
(b) Minneapolis GO, Convention Center, Weekly VRDN and Put, 1.71%, 12/01/18 .................            870,000          870,000
(b) Minneapolis Revenue, Guthrie Theater Project, Series A, Weekly VRDN and Put, 1.71%,
       10/01/23 .............................................................................          1,275,000        1,275,000
(b) St. Louis Park Health Care Facilities Revenu e, Park Nicollet Health Service, Series B-2,
       Weekly VRDN and Put, 2.34%, 7/01/37 ..................................................          5,010,000        5,010,000
                                                                                                                   --------------
                                                                                                                        7,155,000
                                                                                                                   --------------
    U.S. TERRITORIES 0.8%
    PUERTO RICO 0.8%
(b) Puerto Rico Commonwealth, Refunding, Series B-2, FSA Insured, Weekly VRDN and Put,
       2.10%, 7/01/24 .......................................................................          5,500,000        5,500,000
                                                                                                                   --------------
    TOTAL SHORT TERM INVESTMENTS (COST $12,655,000) .........................................                          12,655,000
                                                                                                                   --------------
    TOTAL INVESTMENTS (COST $682,984,969) 99.4% .............................................                         694,779,199
    OTHER ASSETS, LESS LIABILITIES 0.6% .....................................................                           4,304,407
                                                                                                                   --------------
    NET ASSETS 100.0% .......................................................................                      $  699,083,606
                                                                                                                   ==============

See Selected Portfolio Abbreviations on page 114.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 97

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                       YEAR ENDED FEBRUARY 28,
                                            AUGUST 31, 2008   --------------------------------------------------------------
CLASS A                                       (UNAUDITED)       2008(a)        2007         2006         2005        2004(a)
----------------------------------------   ----------------   ----------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $    11.91      $    12.64     $  12.60     $  12.64     $  12.81     $  12.60
                                              ----------      ----------     --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) ............            0.26            0.51         0.52         0.53         0.54         0.55
   Net realized and unrealized gains
      (losses)..........................            0.39           (0.73)        0.04        (0.04)       (0.16)        0.20
                                              ----------      ----------     --------     --------     --------     --------
Total from investment operations .......            0.65           (0.22)        0.56         0.49         0.38         0.75
                                              ----------      ----------     --------     --------     --------     --------
Less distributions from:
   Net investment income ...............           (0.25)          (0.51)       (0.52)       (0.53)       (0.54)       (0.54)
   Net realized gains ..................              --              --(d)        --(d)        --        (0.01)          --(d)
                                              ----------      ----------     --------     --------     --------     --------
Total distributions ....................           (0.25)          (0.51)       (0.52)       (0.53)       (0.55)       (0.54)
                                              ----------      ----------     --------     --------     --------     --------
Redemption fees ........................              --(d)           --(d)        --(d)        --(d)        --(d)        --
                                              ----------      ----------     --------     --------     --------     --------
Net asset value, end of period .........      $    12.31      $    11.91     $  12.64     $  12.60     $  12.64     $  12.81
                                              ==========      ==========     ========     ========     ========     ========
Total return(e) ........................            5.51%          (1.82)%       4.61%        3.98%        3.15%        6.17%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................            0.64%           0.65%        0.65%        0.65%        0.65%        0.65%
Net investment income ..................            4.11%           4.11%        4.17%        4.20%        4.36%        4.38%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $1,167,048      $1,010,704     $980,493     $901,614     $849,970$    $852,182
Portfolio turnover rate ................            9.38%          16.47%       10.55%       16.44%       19.87%       14.89%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             98 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                       YEAR ENDED FEBRUARY 28,
                                            AUGUST 31, 2008   -------------------------------------------------------
CLASS B                                       (UNAUDITED)     2008(a)       2007        2006        2005      2004(a)
----------------------------------------   ----------------   -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $ 11.96         $ 12.69     $ 12.64     $ 12.68     $ 12.85     $ 12.64
                                              -------         -------     -------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ............         0.22            0.44        0.45        0.46        0.48        0.48
   Net realized and unrealized gains
      (losses) .........................         0.40           (0.73)       0.06       (0.04)      (0.17)       0.21
                                              -------         -------     -------     -------     -------     -------
Total from investment operations .......         0.62           (0.29)       0.51        0.42        0.31        0.69
                                              -------         -------     -------     -------     -------     -------
Less distributions from:
   Net investment income ...............        (0.22)          (0.44)      (0.46)      (0.46)      (0.47)      (0.48)
   Net realized gains ..................           --              --(d)       --(d)       --       (0.01)         --(d)
                                              -------         -------     -------     -------     -------     -------
Total distributions ....................        (0.22)          (0.44)      (0.46)      (0.46)      (0.48)      (0.48)
                                              -------         -------     -------     -------     -------     -------
Redemption fees ........................           --(d)           --(d)       --(d)       --(d)       --(d)       --
                                              -------         -------     -------     -------     -------     -------
Net asset value, end of period .........      $ 12.36         $ 11.96     $ 12.69     $ 12.64     $ 12.68     $ 12.85
                                              =======         =======     =======     =======     =======     =======
Total return(e) ........................         5.20%          (2.35)%      4.11%       3.41%       2.56%       5.57%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................         1.19%           1.20%       1.20%       1.20%       1.20%       1.20%
Net investment income ..................         3.56%           3.56%       3.62%       3.65%       3.81%       3.83%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $40,552         $42,638     $51,897     $56,478     $60,264     $60,869
Portfolio turnover rate ................         9.38%          16.47%      10.55%      16.44%      19.87%      14.89%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 99

Franklin Tax-Free Trust

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                      YEAR ENDED FEBRUARY 28,
                                           AUGUST 31, 2008    ------------------------------------------------------------
CLASS C                                       (UNAUDITED)      2008(a)       2007         2006         2005        2004(a)
----------------------------------------   ----------------   --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $  12.02        $  12.75     $  12.70     $  12.74     $  12.90     $  12.69
                                              --------        --------     --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) ............          0.22            0.45         0.46         0.46         0.48         0.48
   Net realized and unrealized gains
      (losses)..........................          0.40           (0.74)        0.04        (0.04)       (0.16)        0.20
                                              --------        --------     --------     --------     --------     --------
Total from investment operations .......          0.62           (0.29)        0.50         0.42         0.32         0.68
                                              --------        --------     --------     --------     --------     --------
Less distributions from:
   Net investment income ...............         (0.22)          (0.44)       (0.45)       (0.46)       (0.47)       (0.47)
   Net realized gains ..................            --              --(d)        --(d)        --        (0.01)       --(d)
                                              --------        --------     --------     --------     --------     --------
Total distributions ....................         (0.22)          (0.44)       (0.45)       (0.46)       (0.48)       (0.47)
                                              --------        --------     --------     --------     --------     --------
Redemption fees ........................            --(d)           --(d)        --(d)        --(d)        --(d)        --
                                              --------        --------     --------     --------     --------     --------
Net asset value, end of period .........      $  12.42        $  12.02     $  12.75     $  12.70     $  12.74     $  12.90
                                              ========        ========     ========     ========     ========     ========
Total return(e) ........................          5.17%          (2.34)%       4.08%        3.38%        2.64%        5.53%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................          1.19%           1.20%        1.20%        1.20%        1.20%        1.22%
Net investment income ..................          3.56%           3.56%        3.62%        3.65%        3.81%        3.81%

SUPPLEMENTAL DATA
Net assets, end of period (000's).......      $198,486        $158,124     $143,804     $130,540     $108,617     $108,062
Portfolio turnover rate ................          9.38%          16.47%       10.55%       16.44%       19.87%       14.89%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             100 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                              PERIOD ENDED
                                           AUGUST 31, 2008(a)
ADVISOR CLASS                                 (UNAUDITED)
----------------------------------------   ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period....        $12.27
                                                ------
Income from investment operations(b):
   Net investment income(c).............          0.09
   Net realized and unrealized gains
      (losses) .........................          0.04
                                                ------
Total from investment operations........          0.13
                                                ------
Less distributions from net investment
   income...............................         (0.09)
                                                ------
Net asset value, end of period..........        $12.31
                                                ======
Total return(d).........................          1.02%

RATIOS TO AVERAGE NET ASSETS(e)
Expenses................................          0.54%
Net investment income...................          4.21%

SUPPLEMENTAL DATA
Net assets, end of period (000's).......        $   46
Portfolio turnover rate.................          9.38%

(a)  For the period July 1, 2008 (effective date) to August 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 101

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

    FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS 98.2%
    OHIO 96.3%
    Akron Bath Copley Joint Township Hospital District Revenue, Hospital
       Improvement Children's Hospital Center, FSA Insured, 5.00%, 11/15/22 .................   $      5,000,000   $    5,150,200
    Akron GO, Improvement, FGIC Insured, 5.00%,
       12/01/20 .............................................................................          2,150,000        2,225,938
       12/01/21 .............................................................................          2,255,000        2,322,898
       12/01/22 .............................................................................          1,185,000        1,214,530
    Akron Income Tax Revenue, Community Learning Centers, Series A, FGIC Insured, 5.00%,
       12/01/22 .............................................................................          2,460,000        2,521,303
       12/01/24 .............................................................................          3,200,000        3,261,792
       12/01/33 .............................................................................          8,005,000        8,022,691
    American Municipal Power-Ohio Inc. Revenue, Prairie State Energy Campus Project,
       Refunding, Series A,
       Assured Guaranty, 5.25%, 2/15/33 .....................................................         30,000,000       30,785,700
       BHAC Insured, 5.00%, 2/15/38 .........................................................         22,000,000       22,048,620
    Anthony Wayne Local School District GO,
       Refunding, FSA Insured, 5.00%, 12/01/24 ..............................................          3,200,000        3,288,288
       School Facilities Construction and Improvement, FSA Insured, Pre-Refunded, 5.65%,
          12/01/21 ..........................................................................          1,845,000        2,006,087
       School Facilities Construction and Improvement, FSA Insured, Pre-Refunded, 5.70%,
          12/01/25 ..........................................................................          2,335,000        2,541,414
       School Facilities Construction and Improvement, Refunding, FSA Insured, 5.65%,
          12/01/21 ..........................................................................            645,000          680,288
       School Facilities Construction and Improvement, Refunding, FSA Insured, 5.125%,
          12/01/30 ..........................................................................          2,535,000        2,584,407
    Athens City School District GO, School Facilities Construction and Improvement,
       FSA Insured, Pre-Refunded, 6.00%, 12/01/24............................................          2,345,000        2,567,611
    Aurora City School District COP, MBIA Insured, Pre-Refunded,
       6.10%, 12/01/19 ......................................................................          1,825,000        1,938,260
       6.15%, 12/01/24 ......................................................................          1,670,000        1,774,659
    Austintown Local School District GO, School Improvement, FSA Insured, 5.125%,
       12/01/30 .............................................................................          7,715,000        7,987,031
    Avon Lake City School District GO, FGIC Insured, Pre-Refunded, 5.50%, 12/01/26 ..........          4,000,000        4,258,000
    Avon Lake Water System Revenue, Series A, AMBAC Insured, Pre-Refunded, 5.75%,
       10/01/26 .............................................................................          2,020,000        2,171,904
    Avon Local School District GO, School Improvement, MBIA Insured, Pre-Refunded, 5.25%,
       12/01/23 .............................................................................          1,000,000        1,118,110
       12/01/29 .............................................................................          2,295,000        2,566,062
    Bluffton Exempted Village School District GO, Improvement, AMBAC Insured, 5.50%,
       12/01/28 .............................................................................          1,190,000        1,403,046
    Bowling Green MFHR, Village Apartments, Refunding, Series A, GNMA Secured, 5.40%,
       9/20/36 ..............................................................................          2,940,000        2,948,114
    Brookfield Local School District GO, School Facilities Improvement, FSA Insured, 5.25%,
       1/15/36 ..............................................................................          1,300,000        1,343,628
    Brookville Local School District GO, FSA Insured, Pre-Refunded,
       5.25%, 12/01/22 ......................................................................          1,075,000        1,201,968
       5.00%, 12/01/31 ......................................................................          3,000,000        3,318,030
    Buckeye Local School District GO, Construction and Improvement Bonds, FGIC Insured,
       Pre-Refunded, 5.50%, 12/01/25.........................................................            750,000          805,013


                            102 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Butler County GO,
       Judgement Bonds, FSA Insured, Pre-Refunded, 4.75%, 12/01/26 ..........................   $      4,000,000   $    4,375,600
       Limited Tax, Various Purpose, Refunding, FGIC Insured, 5.00%, 12/01/26 ...............          2,130,000        2,192,175
    Butler County Transportation ID Revenue, Highway, XLCA Insured, 5.00%, 12/01/31 .........             40,000           40,768
    Canal Winchester Local School District GO, Capital Appreciation, MBIA Insured, zero cpn.,
       12/01/32 .............................................................................          1,455,000          384,120
       12/01/33 .............................................................................          2,000,000          494,900
    Central Local School District GO, Classroom Facilities, FSA Insured, 5.75%, 12/01/22.....          1,555,000        1,645,485
    Chillicothe City School District GO, Capital Appreciation, Refunding, FGIC Insured,
       zero cpn.,
       12/01/22 .............................................................................          1,905,000          862,127
       12/01/23 .............................................................................          1,905,000          807,606
       12/01/24 .............................................................................          1,905,000          755,637
    Cincinnati City School District COP, School Improvement Project, Refunding, FSA Insured,
       5.00%,
       12/15/26 .............................................................................          7,310,000        7,559,856
       12/15/27 .............................................................................          7,000,000        7,219,730
    Cincinnati City School District GO,
       Classroom Facilities Construction and Improvement, FSA Insured, Pre-Refunded, 5.00%,
          12/01/27 ..........................................................................          2,500,000        2,765,025
       School Improvement, FSA Insured, 5.00%, 12/01/22 .....................................          9,510,000        9,776,090
    Cincinnati Technical College Revenue, AMBAC Insured,
       5.25%, 10/01/23 ......................................................................          2,510,000        2,573,880
       5.00%, 10/01/28 ......................................................................          2,715,000        2,701,289
    Circleville GO, Capital Facilities Improvement, AMBAC Insured, 5.625%, 12/01/20 .........          2,035,000        2,154,536
    Cleveland Airport System Revenue, Series C, FSA Insured, 5.00%, 1/01/26 .................          9,500,000        9,602,505
    Cleveland Municipal School District GO, FSA Insured, 5.00%, 12/01/27.....................          4,000,000        4,101,960
    Cleveland Public Power System Revenue,
       Capital Appreciation, Series B, MBIA Insured, zero cpn., 11/15/38 ....................         10,000,000        1,875,600
       Series B, MBIA Insured, 5.00%, 11/15/28...............................................          2,000,000        2,032,140
       Series B, MBIA Insured, 5.00%, 11/15/38...............................................         10,000,000        9,891,600
    Cleveland State University General Receipt Revenue, FGIC Insured, 5.25%, 6/01/24 ........          1,000,000        1,030,360
    Cleveland Waterworks Revenue, Series K, FGIC Insured, Pre-Refunded, 5.00%,
       1/01/22 ..............................................................................          2,075,000        2,236,020
       1/01/23 ..............................................................................          4,285,000        4,617,516
       1/01/25 ..............................................................................          8,150,000        8,782,440
    Cleveland-Cuyahoga County Port Authority Revenue, Student Housing, Euclid Avenue Housing
       Corp., Fenn Project, AMBAC Insured, 5.00%,
       8/01/25 ..............................................................................          2,440,000        2,475,453
       8/01/28 ..............................................................................          2,145,000        2,158,599
    Clyde-Green Springs Exempted Village School District GO, School Facilities Construction,
       Refunding and Improvement, MBIA Insured, 5.125%, 12/01/32 ............................          1,000,000        1,018,540
    Columbus City School District GO, Linden Elementary Construction, FSA Insured,
       Pre-Refunded, 5.00%, 12/01/28.........................................................            900,000          972,819
    Columbus Tax Increment Financing Revenue, Easton Project, AMBAC Insured, Pre-Refunded,
       5.30%, 12/01/19.......................................................................          1,500,000        1,555,770
    Crawford County GO, Refunding, AMBAC Insured, 5.25%, 12/01/31............................          1,330,000        1,481,407


                             Semiannual Report | 103

Franklin Tax-Free Trust

    FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Cuyahoga Community College District General Receipts Revenue, Series A, AMBAC Insured,
       5.00%,
       12/01/22 .............................................................................   $      1,000,000   $    1,019,770
       12/01/32 .............................................................................          3,000,000        2,987,250
    Cuyahoga County Hospital Revenue, University Hospitals Health System Inc., AMBAC Insured,
       5.50%, 1/15/30 .......................................................................          1,760,000        1,832,389
       Pre-Refunded, 5.40%, 1/15/19..........................................................          1,500,000        1,560,420
    Cuyahoga County MFHR, Rockefeller Park Project, Series A, GNMA Secured, 5.75%,
       1/20/29 ..............................................................................          1,000,000        1,002,680
    Cuyahoga County Utility System Revenue,
       AMBAC Insured, 5.125%, 2/15/28 .......................................................          1,000,000        1,021,300
       Medical Center Co. Project, Refunding, Series B, MBIA Insured, 6.10%, 8/15/15 ........          2,945,000        2,950,154
    Darke County GO, Real Estate Acquisition and Improvement, FGIC Insured, 5.125%,
       12/01/27 .............................................................................          1,020,000        1,048,662
    Dayton City School District GO, School Facilities Construction and Improvement, Series A,
       FGIC Insured,
       4.75%, 12/01/25 ......................................................................          9,400,000        9,399,342
       5.00%, 12/01/29 ......................................................................          8,275,000        8,315,961
    Deerfield Township Tax Increment Revenue, Refunding, Series B, MBIA Insured, 5.00%,
       12/01/25 .............................................................................          1,000,000        1,015,960
    Dublin City School District GO, Capital Appreciation Bonds, FGIC Insured, zero cpn.,
       12/01/16 .............................................................................          4,635,000        3,293,260
    Eastlake GO, Capital Facilities, MBIA Insured, 5.00%, 12/01/27 ..........................          1,950,000        1,977,359
    Eaton City School District GO, FGIC Insured, Pre-Refunded, 5.00%, 12/01/25 ..............          1,250,000        1,379,838
    Edgewood City School District GO, School Improvement, Refunding, FSA Insured, 5.00%,
       12/01/24 .............................................................................         2,220,000        2,311,464
    Fairborn City School District GO, School Improvement, Refunding, FSA Insured, 5.00%,
       12/01/23 .............................................................................          1,205,000        1,255,935
       12/01/24 .............................................................................          1,265,000        1,315,942
       12/01/25 .............................................................................          1,330,000        1,379,144
    Fairfield County GO, FGIC Insured, 5.00%, 12/01/20 ......................................          1,600,000        1,658,592
    Fairless Local School District GO, Capital Appreciation, Various Purpose School
       Facilities, FSA Insured, 5.00%, 12/01/28 .............................................          2,085,000        2,141,045
    Field Local School District GO, School Facilities Construction and Improvement, AMBAC
       Insured, 5.00%, 12/01/27 .............................................................          1,290,000        1,320,276
    Finneytown Local School District GO, FGIC Insured, 5.80%, 12/01/24 ......................          1,980,000        2,006,453
    Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue
       Anticipation Bonds, Refunding, AMBAC Insured, 5.00%, 12/01/24 ........................          7,255,000        7,481,066
    Franklin County Hospital Revenue,
       OhioHealth Corp., Refunding, Series C, MBIA Insured, 5.00%, 5/15/33 ..................          5,250,000        5,260,500
       The Children's Hospital Project, AMBAC Insured, Pre-Refunded, 5.50%, 5/01/21 .........          3,365,000        3,668,119
       The Children's Hospital Project, AMBAC Insured, Pre-Refunded, 5.50%, 5/01/28 .........          4,265,000        4,649,191
       The Children's Hospital Project, Series C, FGIC Insured, 5.00%, 5/01/35 ..............         10,000,000        9,811,600
    Franklin GO, MBIA Insured, 5.25%, 12/01/27 ..............................................          1,500,000        1,537,650
    Garfield Heights GO, Various Purpose, Refunding and Improvement, FGIC Insured, 5.00%,
       12/01/27 .............................................................................          2,655,000        2,706,082
    Georgetown Exempted Village School District GO, Classroom Facilities, FSA Insured,
       5.125% 12/01/31 ......................................................................          1,000,000        1,031,420


                             104 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Graham Local School District GO, School Improvement, Refunding, MBIA Insured, 5.00%,
       12/01/33 .............................................................................   $      6,055,000   $    6,091,088
    Grand Valley Local School District GO, Classroom Facilities Improvement, FGIC Insured,
       5.00%, 12/01/24.......................................................................          1,300,000        1,308,294
    Greater Cleveland Regional Transit Authority GO, Capital Improvement, Series A, MBIA
       Insured, Pre-Refunded, 5.125%, 12/01/21 ..............................................          1,750,000        1,898,383
    Green Community Learning Centers Income Tax Revenue, MBIA Insured, 5.00%,
       12/01/27 .............................................................................          1,205,000        1,233,269
       12/01/28 .............................................................................          1,265,000        1,290,186
       12/01/32 .............................................................................          2,675,000        2,704,050
    Greene County GO, AMBAC Insured, Pre-Refunded, 5.00%,
       12/01/22 .............................................................................          1,475,000        1,615,007
       12/01/28 .............................................................................          2,620,000        2,868,690
    Greene County Sewer System Revenue, Governmental Enterprise,
       AMBAC Insured, Pre-Refunded, 5.625%, 12/01/25 ........................................          1,890,000        2,053,976
       MBIA Insured, Pre-Refunded, 5.25%, 12/01/25...........................................          5,000,000        5,144,300
    Greene County Water System Revenue, Governmental Enterprise, MBIA Insured,
       Pre-Refunded, 5.25%, 12/01/21.........................................................          5,400,000        5,928,768
    Guernsey County GO, Refunding, FGIC Insured, 5.00%, 12/01/23 ............................          2,690,000        2,726,907
    Hamilton County Convention Facilities Authority Revenue,
       FGIC Insured, 5.00%, 12/01/28 ........................................................          5,400,000        5,442,444
       second lien, FGIC Insured, Pre-Refunded, 5.00%, 12/01/33 .............................          7,235,000        7,992,649
    Hamilton County Hospital Facilities Revenue, Cincinnati Children's Hospital, Series J,
       FGIC Insured, 5.25%, 5/15/34 .........................................................          5,000,000        4,582,350
    Hamilton County Sales Tax Revenue,
       Refunding, Sub Series A, AMBAC Insured, 5.00%, 12/01/32 ..............................         10,000,000       10,012,600
       Refunding, Sub Series A, FSA Insured, 5.00%, 12/01/32 ................................         35,080,000       35,360,289
       Refunding, Sub Series B, AMBAC Insured, 5.25%, 12/01/32 ..............................          3,965,000        3,989,623
       Refunding, Sub Series B, AMBAC Insured, 5.60%, 12/01/32 ..............................            245,000          252,884
       Sub Series B, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/32 ...........................         15,755,000       16,806,961
       Sub Series B, AMBAC Insured, Pre-Refunded, 5.60%, 12/01/32 ...........................            955,000        1,026,042
    Hamilton County Sewer System Revenue,
       Improvement, Series A, MBIA Insured, Pre-Refunded, 5.25%, 12/01/21 ...................          1,000,000        1,088,660
       Metropolitan Sewer District Improvement, Series B, MBIA Insured, 5.00%, 12/01/30 .....          4,000,000        4,077,560
    Hamilton GO, One Renaissance Center, Series A, AMBAC Insured, 5.25%,
       11/01/18 .............................................................................          1,010,000        1,061,187
       11/01/19 .............................................................................          1,015,000        1,063,659
       11/01/20 .............................................................................          1,120,000        1,170,299
       11/01/21 .............................................................................          1,180,000        1,228,710
    Hamilton Wastewater System Revenue, Series A, FSA Insured, Pre-Refunded, 5.20%,
       10/15/23 .............................................................................          7,275,000        7,377,796
    Heath City School District GO, School Improvement, Series A, FGIC Insured, Pre-Refunded,
       5.60%, 12/01/21 ......................................................................          1,000,000        1,074,390
       5.50%, 12/01/27 ......................................................................          1,170,000        1,254,486
    Highland Local School District GO, School Improvement, FSA Insured, Pre-Refunded, 5.00%,
       12/01/23 .............................................................................          3,680,000        3,977,749
       12/01/26 .............................................................................          3,675,000        3,972,344


                             Semiannual Report | 105

Franklin Tax-Free Trust

    FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Hilliard School District GO,
       Capital Appreciation, School Construction, Refunding, MBIA Insured, zero cpn.,
          12/01/19 ..........................................................................   $      2,190,000   $    1,330,863
       Capital Appreciation, School Construction, Refunding, MBIA Insured, zero cpn.,
          12/01/20 ..........................................................................          4,525,000        2,583,866
       School Improvement, FGIC Insured, Pre-Refunded, 5.75%, 12/01/28 ......................          4,000,000        4,353,320
       School Improvement, Series A, FGIC Insured, 5.25%, 12/01/28 ..........................          3,010,000        3,087,899
    Huber Heights Water System Revenue, Refunding and Improvement, MBIA Insured, 5.00%,
       12/01/27 .............................................................................          3,205,000        3,296,887
       12/01/30 .............................................................................          2,250,000        2,279,835
    Hudson City School District COP, MBIA Insured, 5.00%, 6/01/34 ...........................          6,720,000        6,690,566
    Independence Local School District GO, FGIC Insured, 5.25%, 12/01/21 ....................          1,390,000        1,455,719
    Ironton City School District GO, Refunding, MBIA Insured, 5.00%, 12/01/34 ...............          5,130,000        5,170,989
    Jackson Center Local School District Shelby County GO, Facilities Construction and
       Improvement, MBIA Insured, 5.00%, 12/01/28 ...........................................          1,175,000        1,195,563
    Jackson City School District GO, School Improvement, MBIA Insured, Pre-Refunded, 5.25%,
       12/01/27 .............................................................................          3,000,000        3,222,120
    Jackson Local School District GO, Stark and Summit Counties Local School District, FSA
       Insured, Pre-Refunded,
       5.50%, 12/01/20 ......................................................................          4,000,000        4,297,960
       5.625%, 12/01/25 .....................................................................          3,500,000        3,770,235
    Jonathan Alder Local School District GO, School Facilities Construction and Improvement,
       MBIA Insured, Pre-Refunded,
       4.75%, 12/01/22 ......................................................................          1,105,000        1,198,859
       5.00%, 12/01/27 ......................................................................          6,195,000        6,783,029
       5.00%, 12/01/30 ......................................................................          3,320,000        3,635,134
    Kenston Local School District GO, School Improvement, MBIA Insured, 5.00%,
       12/01/24 .............................................................................          2,380,000        2,437,287
       12/01/25 .............................................................................          2,500,000        2,554,800
    Kettering City School District GO, School Improvement, FSA Insured, Pre-Refunded, 5.00%,
       12/01/28 .............................................................................          2,970,000        3,281,018
       12/01/31 .............................................................................          2,595,000        2,866,748
    Keystone Local School District Lorain County GO, School Improvement, FSA Insured, 5.00%,
       12/01/30 .............................................................................          6,170,000        6,314,748
    Kings Local School District GO, School Improvement, MBIA Insured, 5.00%, 12/01/33 .......         10,000,000       10,095,100
    Lake Local School District Wood County GO, MBIA Insured, Pre-Refunded,
       5.30%, 12/01/21 ......................................................................          1,575,000        1,731,665
       5.375%, 12/01/25 .....................................................................          1,900,000        2,093,420
    Lakewood City School District GO,
       FGIC Insured, 5.00%, 12/01/30 ........................................................          9,170,000        9,284,442
       FGIC Insured, 4.50%, 12/01/34 ........................................................          6,000,000        5,539,020
       School Improvement, FSA Insured, Pre-Refunded, 5.125%, 12/01/31 ......................         21,900,000       24,529,971
       School Improvement, Refunding, FSA Insured, 4.50%, 12/01/31 ..........................          2,220,000        2,145,297
    Lakota Local School District GO,
       FSA Insured, 5.00%, 12/01/29..........................................................          2,865,000        2,932,929
       Refunding, Series A, FGIC Insured, 5.25%, 12/01/26....................................          2,000,000        2,166,940
    Lebanon City School District GO, FSA Insured, Pre-Refunded, 5.00%, 12/01/29 .............          6,250,000        6,755,687


                             106 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Licking County Joint Vocational School District GO, School Facilities Construction and
       Improvement, MBIA Insured,
       5.00%, 12/01/21 ......................................................................   $      2,200,000   $    2,267,584
       4.75%, 12/01/23 ......................................................................          2,230,000        2,252,032
    Licking Heights Local School District GO, School Facilities Construction and Improvement,
       Refunding, Series A, MBIA Insured, 5.00%, 12/01/24 ...................................          2,085,000        2,133,935
       Refunding, Series A, MBIA Insured, 5.00%, 12/01/25 ...................................          2,215,000        2,259,278
       Refunding, Series A, MBIA Insured, 5.00%, 12/01/26 ...................................          2,345,000        2,385,076
       Series A, FGIC Insured, Pre-Refunded, 5.625%, 12/01/28 ...............................          4,000,000        4,304,280
    Little Miami Local School District GO,
       Refunding, FSA Insured, 4.50%, 12/01/34 ..............................................         20,255,000       18,979,138
       School Improvement, FSA Insured, Pre-Refunded, 5.00%, 12/01/34 .......................          4,000,000        4,483,920
    Logan Hocking Local School District GO, Construction and Improvement, MBIA Insured,
       Pre-Refunded, 5.00%,
       12/01/22 .............................................................................          1,200,000        1,297,092
       12/01/29 .............................................................................          1,000,000        1,080,910
    London City School District GO, School Facilities Construction and Improvement, FGIC
       Insured, Pre-Refunded, 5.00%,
       12/01/22 .............................................................................            700,000          753,235
       12/01/29 .............................................................................          1,500,000        1,614,075
    Lorain County GO, Sewer System Improvement, MBIA Insured, 5.00%, 12/01/19 ...............          1,640,000        1,703,304
    Lorain County Health Facilities Revenue, Catholic Healthcare Partners, Series A, AMBAC
       Insured, 5.50%, 9/01/29 ..............................................................          6,250,000        6,447,437
    Lorain County Hospital Revenue,
       Catholic, Series C1, Refunding, FSA Insured, 5.00%, 4/01/33 ..........................         19,410,000       19,273,548
       Catholic Healthcare Partners, Refunding, Series B, MBIA Insured, 5.50%, 9/01/27.......          5,000,000        5,058,300
    Lorain GO, Urban Renewal, MBIA Insured, 5.70%, 12/01/28 .................................          1,050,000        1,132,793
    Louisville City School District GO, FGIC Insured, 5.00%, 12/01/24........................          3,500,000        3,517,395
    Loveland City School District GO, Series A, MBIA Insured, Pre-Refunded, 5.00%,
       12/01/24 .............................................................................          4,000,000        4,194,480
    Lucas County GO, 8.00%,
       12/01/08 .............................................................................            110,000          111,612
       12/01/09 .............................................................................            120,000          128,472
       12/01/10 .............................................................................            220,000          246,512
    Lucas County Hospital Revenue, ProMedica Healthcare Obligated Group,
       MBIA Insured, ETM, 5.75%, 11/15/14 ...................................................          4,460,000        4,491,666
       Refunding, AMBAC Insured, 5.375%, 11/15/29............................................            750,000          738,285
       Refunding, MBIA Insured, 5.75%, 11/15/14 .............................................            300,000          302,130
    Mad River Local School District GO, Classroom Facilities, FGIC Insured, Pre-Refunded,
       5.125%, 12/01/24 .....................................................................          4,180,000        4,579,984
    Madison Local School District Butler County GO,
       MBIA Insured, Pre-Refunded, 5.75%, 12/01/26...........................................          1,000,000        1,055,230
       School Improvement, FGIC Insured, Pre-Refunded, 5.60%, 12/01/26 ......................          1,120,000        1,211,414
    Mahoning County Hospital Facilities Revenue, Western Reserve Care, MBIA Insured, ETM,
       5.50%, 10/15/25.......................................................................          4,750,000        5,194,267
    Mahoning County Sewer System Revenue, AMBAC Insured, 5.375%, 12/01/18 ...................          1,905,000        1,985,029


                            Semiannual Report | 107

Franklin Tax-Free Trust

    FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Marion County City School District GO, School Facilities Construction and Improvement
       Project, FSA Insured, Pre-Refunded,
       5.55%, 12/01/20 ......................................................................   $      1,000,000   $    1,085,130
       5.625%, 12/01/22 .....................................................................          1,100,000        1,195,436
    Marion County GO, AMBAC Insured, Pre-Refunded, 5.05%, 12/01/31 ..........................          1,500,000        1,637,580
    Martins Ferry City School District GO, School Facilities Construction and Improvement,
       FSA Insured, 5.00%, 12/01/32 .........................................................          3,610,000        3,686,351
    Marysville Exempted Village School District COP, School Facilities Project, MBIA Insured,
       Pre-Refunded, 5.25%,
       12/01/28 .............................................................................          2,120,000        2,387,035
       12/01/30 .............................................................................          2,650,000        2,983,794
    Marysville Exempted Village School District GO,
       Capital Appreciation, Refunding, MBIA Insured, zero cpn., 12/01/20 ...................          1,000,000          562,210
       Capital Appreciation, Refunding, MBIA Insured, zero cpn., 12/01/21 ...................          1,000,000          528,120
       FSA Insured, Pre-Refunded, 5.30%, 12/01/21 ...........................................          2,000,000        2,159,360
       FSA Insured, Pre-Refunded, 5.35%, 12/01/25 ...........................................          2,010,000        2,172,348
       FSA Insured, Pre-Refunded, 5.375%, 12/01/29 ..........................................          2,465,000        2,665,454
       Refunding, MBIA Insured, 5.00%, 12/01/29 .............................................          1,000,000        1,009,810
       School Improvement, AMBAC Insured, Pre-Refunded, 6.00%, 12/01/29 .....................          2,890,000        3,164,348
       School Improvement, Refunding, FSA Insured, 5.00%, 12/01/29 ..........................          5,500,000        5,620,230
    Marysville Wastewater Treatment System Revenue,
       Assured Guaranty, 4.25%, 12/01/27 ....................................................          1,170,000        1,085,514
       Assured Guaranty, 4.75%, 12/01/47 ....................................................          4,000,000        3,583,280
       first mortgage, MBIA Insured, Pre-Refunded, 5.00%, 12/01/35 ..........................          4,780,000        5,345,092
       Refunding, Assured Guaranty, 4.75%, 12/01/46..........................................         14,205,000       12,801,120
    Marysville Water System Mortgage Revenue, AMBAC Insured,
       5.00%, 12/01/32 ......................................................................          1,250,000        1,256,338
       4.50%, 12/01/38 ......................................................................          2,500,000        2,280,600
    Mason City School District GO, School Improvement, FSA Insured, 5.00%, 12/01/31..........          5,000,000        5,523,600
    Maumee City School District GO, School Facilities Construction and Improvement, FSA
       Insured, 5.00%, 12/01/27 .............................................................          3,610,000        3,713,571
    Medina GO, 5.00%, 12/01/22 ..............................................................          1,100,000        1,156,485
    Medina School District COP, School Facilities Project, Assured Guaranty, 5.25%,
       12/01/31 .............................................................................          5,725,000        5,950,279
    Miami University General Receipts Revenue, Refunding, AMBAC Insured, 5.00%,
       12/01/22 .............................................................................          1,675,000        1,720,694
    Middletown City School District GO, FGIC Insured, Pre-Refunded, 5.00%, 12/01/31 .........         14,975,000       16,485,678
    Milford Exempted Village School District GO, School Improvement, FSA Insured,
       Pre-Refunded,
       5.00%, 12/01/22 ......................................................................          2,000,000        2,161,820
       5.125%, 12/01/30 .....................................................................          7,325,000        7,946,087
    Minerva Local School District GO, Classroom Facilities, MBIA Insured,
       Pre-Refunded, 5.30%, 12/01/29 ........................................................          1,300,000        1,438,944
    Minster School District School Facilities and Construction GO, FSA Insured, Pre-Refunded,
       5.70%, 12/01/23 ......................................................................          3,190,000        3,471,996
       5.75%, 12/01/27 ......................................................................          3,260,000        3,551,705
    Monroe Local School District GO,
       AMBAC Insured, Pre-Refunded, 5.00%, 12/01/23 .........................................          1,000,000        1,092,810
       School Improvement, Refunding, AMBAC Insured, 4.50%, 12/01/29 ........................          5,115,000        4,885,439


                            108 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Montgomery County Revenue, Catholic Health, Series C-1, FSA Insured, 5.00%, 10/01/41.....   $     10,000,000   $    9,809,200
    Morley Library District GO, Lake County District Library, Library Improvement, AMBAC
       Insured, 4.75%, 12/01/21 .............................................................          1,000,000        1,015,670
    Mount Healthy City School District GO, School Improvement, FSA Insured, 5.00%,
       12/01/31 .............................................................................          1,880,000        1,925,026
       12/01/35 .............................................................................          2,500,000        2,542,250
    New Albany Community Authority Community Facilities Revenue, Refunding, Series B,
       AMBAC Insured,
       5.125%, 10/01/21 .....................................................................          3,000,000        3,102,210
       5.20%, 10/01/24 ......................................................................          5,000,000        5,165,900
    New Lexington HDC Mortgage Revenue, Lincoln Park, Refunding, Series A, MBIA Insured,
       5.85%, 1/01/21........................................................................            765,000          765,245
    Newark City School District GO, School Improvement, Series A, FGIC Insured, 5.00%,
       12/01/33 .............................................................................          5,000,000        4,964,150
    Nordonia Hills Local School District GO, School Improvement, AMBAC Insured, Pre-Refunded,
       5.45%, 12/01/25.......................................................................          3,035,000        3,286,753
    Ohio Capital Corp. HMR, Refunding, Series G, MBIA Insured, 6.35%, 7/01/22 ...............            485,000          486,571
    Ohio Center Local Government Capital Asset Financing Program Fractionalized Interests GO,
       FSA Insured,
       4.875%, 12/01/18 .....................................................................          1,255,000        1,322,770
       5.25%, 12/01/23 ......................................................................          1,410,000        1,486,380
    Ohio HFA,
       MFHR, Wind River Apartment Project, Series A, GNMA Secured, 5.65%, 5/01/32 ...........          2,035,000        1,955,350
       RMR, Series C, GNMA Secured, 5.75%, 9/01/30 ..........................................             30,000           30,000
    Ohio HFA Capital Fund Revenue, Series A, FSA Insured, 5.00%, 4/01/27 ....................          5,545,000        5,606,439
    Ohio State Air Quality Development Authority Revenue,
       JMG Funding LP Project, AMBAC Insured, 5.625%, 10/01/22...............................          6,875,000        6,953,994
       Ohio Power Co., Refunding, Series C, AMBAC Insured, 5.15%, 5/01/26 ...................          9,075,000        9,164,026
       Pollution Control, Dayton Power and Light Company, Refunding, Series B, BHAC Insured,
          4.80%, 1/01/34 ....................................................................         28,270,000       27,342,744
    Ohio State Building Authority Revenue, State Facilities,
       Administration Building Fund Project, Refunding, Series A, FSA Insured, 5.00%,
          4/01/22 ............................................................................         3,100,000        3,185,591
       Adult Correction, Series A, FSA Insured, 5.00%, 4/01/24 ..............................          5,390,000        5,610,181
    Ohio State Department of Transportation COP, Panhandle Rail Line Project, FSA Insured,
       6.50%, 4/15/12........................................................................            600,000          601,230
    Ohio State GO, Common Schools, Series B, 4.625%, 9/15/22 ................................          5,000,000        5,067,350
    Ohio State Higher Educational Facility Commission Revenue,
       FGIC Insured, Pre-Refunded, 5.00%, 5/01/23 ...........................................          8,460,000        9,240,181
       Higher Educational Facility, Oberlin College, AMBAC Insured, Pre-Refunded, 5.00%,
          10/01/26 ..........................................................................          8,000,000        8,347,920
       Higher Educational Facility, Xavier University Project, CIFG Insured,
          Pre-Refunded, 5.00%, 5/01/23 ......................................................         3,385,000        3,709,080
       Higher Educational Facility, Xavier University Project, CIFG Insured,
          Pre-Refunded, 5.00%, 5/01/24 ......................................................         2,000,000        2,191,480
       University Hospital, BHAC Insured, 4.75%, 1/15/46.....................................         15,000,000       14,222,250
       University Hospital, BHAC Insured, 5.25%, 1/15/46.....................................         13,500,000       13,857,480
       University Hospitals, BHAC Insured, 4.75%, 1/15/36 ...................................         10,000,000        9,848,800
       University of Dayton Project, XLCA Insured, 5.00%, 12/01/34 ..........................          8,500,000        8,401,400


                            Semiannual Report | 109

Franklin Tax-Free Trust

   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Ohio State Higher Educational Facility Revenue,
       Case Western Reserve University Project, Refunding, MBIA Insured, 5.00%, 12/01/44.....   $     10,000,000   $    9,982,600
       Case Western Reserve University Project, Series A, AMBAC Insured, 5.00%, 12/01/34.....          4,935,000        4,961,748
       Otterbein College Project, CIFG Insured, 5.00%, 12/01/25 .............................          2,205,000        2,211,483
       Otterbein College Project, CIFG Insured, 5.00%, 12/01/35 .............................          3,225,000        3,095,065
    Ohio State Turnpike Commission Turnpike Revenue, AMBAC Insured, 5.25%, 2/15/31 ..........         16,425,000       16,665,133
    Ohio State University General Receipts Athens Revenue,
       FSA Insured, Pre-Refunded, 5.00%, 12/01/24 ...........................................          3,025,000        3,142,491
       MBIA Insured, 5.00%, 12/01/24 ........................................................          2,155,000        2,205,556
    Ohio State University General Receipts Revenue,
       Series A, 5.125%, 12/01/31 ...........................................................          2,500,000        2,545,050
       State University Ohio, Series B, MBIA Insured, 5.00%, 6/01/33 ........................          5,255,000        5,303,136
    Ohio State Water Development Authority Revenue,
       Drinking Water Fund, Leverage, Pre-Refunded, 5.00%, 6/01/23...........................          2,255,000        2,469,045
       Pure Water, Series I, AMBAC Insured, ETM, 7.00%, 12/01/09.............................            655,000          669,829
    Olentangy Local School District GO,
       BIG Insured, 7.75%, 12/01/08 .........................................................            375,000          380,550
       BIG Insured, 7.75%, 12/01/09 .........................................................            375,000          399,570
       BIG Insured, 7.75%, 12/01/10 .........................................................            375,000          418,598
       FSA Insured, 5.00%, 12/01/25..........................................................             45,000           46,075
       FSA Insured, 5.00%, 12/01/30..........................................................          5,255,000        5,379,911
       FSA Insured, Pre-Refunded, 5.00%, 12/01/25 ...........................................          1,790,000        1,940,825
       FSA Insured, Pre-Refunded, 5.00%, 12/01/30 ...........................................          3,910,000        4,239,457
       FSA Insured, Pre-Refunded, 5.00%, 12/01/30 ...........................................          1,745,000        1,944,855
       Refunding, FSA Insured, 5.00%, 12/01/30 ..............................................             90,000           91,404
       Refunding, Series A, FSA Insured, 4.50%, 12/01/32 ....................................         11,300,000       10,769,917
       School Facilities Construction and Improvement, FSA Insured, Pre-Refunded, 5.625%,
          12/01/27 ..........................................................................          4,500,000        4,847,445
       School Facilities Construction and Improvement, Refunding, Assured Guaranty, 5.00%,
          12/01/36 ..........................................................................          7,505,000        7,573,596
       School Facilities Construction and Improvement, Series A, FGIC Insured,
          Pre-Refunded, 5.25%, 12/01/32 .....................................................         11,200,000       12,519,584
    Ottawa and Glandorf Local School District GO, School Facilities Construction and
       Improvement, MBIA Insured, Pre-Refunded, 5.25%, 12/01/23 .............................          2,175,000        2,398,547
    Perrysburg Exempted Village School District GO,
       Refunding, FSA Insured, Series B, 5.00%, 12/01/25 ....................................          2,235,000        2,343,666
       Series B, FSA Insured, Pre-Refunded, 5.00%, 12/01/25 .................................          2,765,000        2,899,434
    Pickerington Local School District GO,
       AMBAC Insured, Pre-Refunded, 5.00%, 12/01/25 .........................................          7,000,000        7,340,340
       School Facilities Construction and Improvement, FGIC Insured, Pre-Refunded, 5.00%,
          12/01/28 ..........................................................................          3,000,000        3,242,730
    Plain Local School District GO, FGIC Insured,
       6.00%, 12/01/25 ......................................................................            800,000          852,232
       Pre-Refunded, 6.00%, 12/01/25.........................................................          3,700,000        4,052,277
    Plainesville City School District GO, School Improvement, FGIC Insured, 5.00%,
       12/01/28 .............................................................................          2,515,000        2,548,424


                             110 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Princeton City School District GO, MBIA Insured, Pre-Refunded, 5.00%,
       12/01/25 .............................................................................   $      1,700,000   $    1,880,217
       12/01/26 .............................................................................          2,725,000        3,013,877
       12/01/30 .............................................................................          2,260,000        2,499,583
    Ravenna City School District GO, School Improvement, FSA Insured, 5.00%, 1/15/31 ........          1,710,000        1,745,551
    Reynoldsburg City School District GO, School Facilities Construction, FSA Insured, 5.00%,
       12/01/32 .............................................................................          3,000,000        3,050,700
    Ridgewood Local School District GO, School Facilities Improvement, FSA Insured,
       Pre-Refunded, 6.00%, 12/01/24.........................................................          1,730,000        1,894,229
    Rittman Exempted Village School District GO, School Improvement, FSA Insured,
       Pre-Refunded, 5.125%, 12/01/31........................................................          1,000,000        1,088,690
    Riverside Local School District GO, School Facilities Construction and Improvement, MBIA
       Insured, Pre-Refunded, 5.75%, 12/01/22 ...............................................          1,000,000        1,088,330
    Rural Lorain County Water Authority Water Resource Revenue, AMBAC Insured, Pre-Refunded,
       5.875%, 10/01/24 .....................................................................          3,100,000        3,263,556
    Shaker Heights GO, Urban Renewal, Refunding, AMBAC Insured,
       5.00%, 12/01/21 ......................................................................          1,225,000        1,273,522
       5.25%, 12/01/26 ......................................................................            725,000          752,833
    Shawnee State University Revenue, MBIA Insured, 5.00%, 6/01/28 ..........................          5,780,000        5,803,929
    Sidney City School District GO, School Improvement,
       FGIC Insured, Pre-Refunded, 5.125%, 12/01/28 .........................................          1,425,000        1,567,358
       Series B, FGIC Insured, Pre-Refunded, 5.25%, 12/01/23 ................................          1,780,000        1,954,298
       Series B, FGIC Insured, Pre-Refunded, 5.25%, 12/01/28 ................................          1,000,000        1,097,920
    Springboro Sewer System Revenue, Mortgage, MBIA Insured, 5.00%, 6/01/27 .................          1,095,000        1,100,880
    St. Henry Local Consolidated School District GO, MBIA Insured, Pre-Refunded, 5.75%,
       12/01/22 .............................................................................          1,515,000        1,650,562
    St. Mary's City School District GO, School Facilities Construction and Improvement, FSA
       Insured, 5.00%, 12/01/35 .............................................................          3,500,000        3,559,150
    Steubenville City School District GO, School Facilities and Implementation, MBIA Insured,
       5.60%, 12/01/22.......................................................................          1,500,000        1,586,145
    Streetsboro City School District GO, School Improvement, MBIA Insured, Pre-Refunded,
       5.00%, 12/01/25.......................................................................          2,500,000        2,694,175
    Strongsville City School District COP, CIFG Insured, 5.00%, 12/01/34 ....................          2,355,000        2,418,514
    Struthers City School District GO, Refunding, AMBAC Insured, 5.50%, 12/01/22 ............          1,950,000        2,057,816
    Summit County GO, Sanitary Sewer System Improvement, FGIC Insured, Pre-Refunded,
       5.25%, 12/01/21.......................................................................          4,505,000        4,938,741
    Swanton Local School District GO, School Improvement, FGIC Insured, Pre-Refunded, 5.25%,
       12/01/25 .............................................................................          1,895,000        2,071,216
    Sycamore Community City School District COP, Blue Ash Elementary School Project, AMBAC
       Insured, 5.125%, 12/01/25 ............................................................          1,000,000        1,029,220
    Sylvania City School District GO,
       Refunding, FGIC Insured, 5.00%, 12/01/22..............................................          1,550,000        1,587,929
       Various Purpose, FGIC Insured, Pre-Refunded, 5.30%, 12/01/20 .........................          2,225,000        2,446,321
    Toledo City School District GO, School Facilities Improvement,
       FSA Insured, 5.00%, 12/01/23..........................................................          1,500,000        1,550,130
       Series B, FGIC Insured, 5.00%, 12/01/27 ..............................................          1,925,000        1,939,861
    Toledo Sewer System Revenue, AMBAC Insured, 5.00%,
       11/15/22 .............................................................................          1,000,000        1,028,940
       11/15/23 .............................................................................          1,000,000        1,025,210


                             Semiannual Report | 111

Franklin Tax-Free Trust

    FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Toledo Special Obligation, Industrial Development, Vehicle Storage Project, AMBAC
       Insured, 5.25%, 12/01/26..............................................................   $      1,500,000   $    1,563,015
    Toledo Waterworks Revenue, MBIA Insured, 5.00%, 11/15/30 ................................          6,425,000        6,490,278
    Trenton Water System Revenue, Improvement, FSA Insured, 5.125%, 12/01/34 ................          2,750,000        2,822,875
    Tri-Valley Local School District GO, FGIC Insured, Pre-Refunded, 5.25%, 12/01/29 ........          8,530,000        9,276,631
    Trotwood-Madison City School District GO, School Improvement, FGIC Insured, Pre-Refunded,
       5.375%, 12/01/22 .....................................................................          1,685,000        1,866,576
    Trumbull County GO, Refunding, MBIA Insured, 5.20%, 12/01/20 ............................          1,475,000        1,553,249
    Twinsburg GO,
       Golf Course, Refunding, FGIC Insured, 5.00%, 12/01/21 ................................          1,000,000        1,019,390
       Park Land and Conservation, FGIC Insured, 5.00%, 12/01/21 ............................          1,000,000        1,019,390
    Union County GO, MBIA Insured, Pre-Refunded, 5.00%, 12/01/33.............................          2,895,000        3,201,899
    University of Akron General Receipts Revenue,
       FGIC Insured, 4.75%, 1/01/25 .........................................................          1,080,000        1,061,867
       FGIC Insured, 5.00%, 1/01/28 .........................................................          1,475,000        1,467,669
       FGIC Insured, 5.00%, 1/01/35 .........................................................          5,250,000        5,041,837
       FGIC Insured, Pre-Refunded, 5.70%, 1/01/24 ...........................................          7,050,000        7,454,035
       FGIC Insured, Pre-Refunded, 5.75%, 1/01/29 ...........................................          1,500,000        1,586,940
       Series A, FSA Insured, 5.00%, 1/01/33.................................................          6,030,000        6,096,812
       Series B, FSA Insured, 5.00%, 1/01/38.................................................         21,760,000       22,049,843
    University of Cincinnati COP, Jefferson Avenue Residence Hall, MBIA Insured, 5.125%,
         6/01/28 ............................................................................          7,400,000        7,468,746
    University of Cincinnati General Receipts Revenue,
       AMBAC Insured, 5.00%, 6/01/31 ........................................................          1,350,000        1,366,862
       Refunding, Series G, MBIA Insured, 5.00%, 6/01/28 ....................................          8,575,000        8,675,585
       Series A, AMBAC Insured, 5.00%, 6/01/23 ..............................................          1,845,000        1,895,793
       Series A, AMBAC Insured, 5.00%, 6/01/24 ..............................................          1,940,000        2,000,353
       Series A, AMBAC Insured, 5.00%, 6/01/25 ..............................................          2,005,000        2,062,243
       Series C, FSA Insured, 5.00%, 6/01/31.................................................         10,000,000       10,200,300
       Series G, MBIA Insured, 5.00%, 6/01/29................................................          3,410,000        3,437,382
    University of Toledo General Receipts Bonds Revenue, Series A, AMBAC Insured, 4.50%,
       6/01/30 ..............................................................................         10,000,000        9,493,600
    Upper Scioto Valley Local School District GO, School Facilities Construction and
       Improvement, FGIC Insured, 5.25%, 12/01/25  ..........................................          1,160,000        1,197,630
    Van Wert City School District GO, School Improvement, FGIC Insured, Pre-Refunded, 5.00%,
       12/01/27 .............................................................................          4,805,000        5,230,819
       12/01/30 .............................................................................          2,500,000        2,721,550
    Wadsworth City School District GO, FGIC Insured, Pre-Refunded, 5.75%, 12/01/22 ..........          1,200,000        1,287,552
    Warren City School District GO, School Improvement, FGIC Insured, 5.00%, 12/01/28........          3,000,000        3,052,170
    Warrensville Heights City School District GO, School Improvement, FGIC Insured,
       Pre-Refunded,
       5.625%, 12/01/20 .....................................................................          3,500,000        3,791,585
       5.75%, 12/01/24 ......................................................................          2,750,000        2,986,582
    Waterville GO, Refunding, MBIA Insured, 5.05%, 12/01/26 .................................          1,085,000        1,114,056
    West Chester Township GO, AMBAC Insured, 5.00%, 12/01/25 ................................          1,500,000        1,525,455
    West Muskingum Local School District School Facilities GO, FGIC Insured, 5.00%,
       12/01/24 .............................................................................          2,750,000        2,783,907


                             112 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
    -----------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Westerville City School District GO, Refunding, XLCA Insured, 5.00%, 12/01/27............   $      3,820,000   $    3,944,188
    Westfall Local School District GO, School Facilities Construction and Improvement, FGIC
       Insured, Pre-Refunded, 6.00%, 12/01/22................................................          2,850,000        3,034,965
    Wheelersburg Local School District GO, School Improvement, FSA Insured, 5.00%,
       12/01/32..............................................................................          1,400,000        1,429,610
    Woodmore Local School District GO, Refundi ng, AMBAC Insured, 5.65%, 12/01/08............            240,000          242,225
    Zan esville City School District GO, School Improvement, MBIA Insured,
       4.75%, 12/01/22.......................................................................          5,500,000        5,597,735
       4.75%, 12/01/26.......................................................................          3,250,000        3,275,967
       5.05%, 12/01/29.......................................................................          3,500,000        3,576,755
                                                                                                                   --------------
                                                                                                                    1,353,097,674
                                                                                                                   --------------
    U.S. TERRITORIES 1.9%
    PUERTO RICO 1.9%
    Puerto Rico Common wealth GO, Public Improvement, Series A, FGIC Insured, Pre-Refunded,
       5.00%, 7/01/32........................................................................         10,000,000       10,898,600
    Puerto Rico Electric Power Authority Power Revenue, Refunding, Series V, FGIC Insured,
       5.25%, 7/01/30........................................................................          5,000,000        5,025,500
    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21...............         11,000,000       11,005,390
                                                                                                                   --------------
                                                                                                                       26,929,490
                                                                                                                   --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $1,340,367,489).................................................................                       1,380,027,164
                                                                                                                   --------------
    SHORT TERM INVESTMENTS 0.4%
    MUNICIPAL BONDS 0.4%
    OHIO 0.2%
(a) Allen County Hospital Facilities Revenue, Catholic Healthcare,
    Series A, Daily VRDN and Put, 2.35%, 10/01/31 ...........................................          2,000,000        2,000,000
    Series C, Daily VRDN and Put, 2.35%, 10/01/31 ...........................................          1,200,000        1,200,000
                                                                                                                   --------------
                                                                                                                        3,200,000
                                                                                                                   --------------
    U.S. TERRITORIES 0.2%
    PUERTO RICO 0.2%
(a) Puerto Rico Common wealth, Refunding, Series B-2, FSA Insured, Weekly VRDN and Put,
       2.10%, 7/01/24........................................................................          3,000,000        3,000,000
                                                                                                                   --------------
    TOTAL SHORT TERM INVESTMENTS (COST $6,200,000)...........................................                           6,200,000
                                                                                                                   --------------
    TOTAL INVESTMENTS (COST $1,346,567,489) 98.6%............................................                       1,386,227,164
    OTHER ASSETS, LESS LIABILITIES 1.4%......................................................                          19,904,234
                                                                                                                   --------------
    NET ASSETS 100.0%........................................................................                      $1,406,131,398
                                                                                                                   ==============

See Selected Portfolio Abbreviations on page 114.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 113

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

AMBAC - American Municipal Bond Assurance Corp.
BHAC  - Brookshire Hathaway Assurance Corp.
BIG   - Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name)
CDA   - Community Development Authority/Agency
CDD   - Community Development District
CIFG  - CDC IXIS Financial Guaranty
COP   - Certificate of Participation
EDA   - Economic Development Authority
EDC   - Economic Development Corp.
ETM   - Escrow to Maturity
FGIC  - Financial Guaranty Insurance Co.
FSA   - Financial Security Assurance Inc.
GNMA  - Government National Mortgage Association
GO    - General Obligation
HDA   - Housing Development Authority/Agency
HDC   - Housing Development Corp.
HFA   - Housing Finance Authority/Agency
HFAR  - Housing Finance Authority Revenue
HFC   - Housing Finance Corp.
HMR   - Home Mortgage Revenue
ID    - Improvement District
IDA   - Industrial Development Authority/Agency
IDAR  - Industrial Development Authority Revenue
IDR   - Industrial Development Revenue
ISD   - Independent School District
MBIA  - Municipal Bond Investors Assurance Corp.
MFHR  - Multi-Family Housing Revenue
MFMR  - Multi-Family Mortgage Revenue
MFR   - Multi-Family Revenue
MTA   - Metropolitan Transit Authority
PBA   - Public Building Authority
PCR   - Pollution Control Revenue
PFAR  - Public Financing Authority Revenue
PUD   - Public Utility District
RDA   - Redevelopment Agency/Authority
RDAR  - Redevelopment Agency Revenue
RMR   - Residential Mortgage Revenue
SFM   - Single Family Mortgage
SFMR  - Single Family Mortgage Revenue
USD   - Unified/Union School District
XLCA  - XL Capital Assurance

   The accompanying notes are an integral part of these financial statements.


                             114 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2008 (unaudited)

                                                                            FRANKLIN           FRANKLIN
                                                         FRANKLIN         MASSACHUSETTS        MICHIGAN
                                                     INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                        INCOME FUND        INCOME FUND        INCOME FUND
                                                     ----------------   ----------------   ----------------
Assets:
   Investments in securities:
      Cost........................................    $2,261,469,136      $546,101,155      $1,573,221,331
                                                      --------------      ------------      --------------
      Value.......................................    $2,270,471,637      $554,812,408      $1,611,972,842
   Cash...........................................            15,465            63,137              93,164
   Receivables:
      Capital shares sold.........................         4,363,502           816,776           4,395,427
      Interest....................................        28,819,034         6,507,433          21,869,241
                                                      --------------      ------------      --------------
         Total assets.............................     2,303,669,638       562,199,754       1,638,330,674
                                                      --------------      ------------      --------------
Liabilities:
   Payables:
      Capital shares redeemed.....................         2,064,243           155,471           2,268,321
      Affiliates..................................         1,243,873           323,443             914,747
      Distributions to shareholders...............         2,454,903           582,485           1,710,857
   Accrued expenses and other liabilities.........           214,139            45,928             126,540
                                                      --------------      ------------      --------------
         Total liabilities........................         5,977,158         1,107,327           5,020,465
                                                      --------------      ------------      --------------
            Net assets, at value..................    $2,297,692,480      $561,092,427      $1,633,310,209
                                                      ==============      ============      ==============
Net assets consist of:
   Paid-in capital................................    $2,282,575,040      $552,082,804      $1,588,589,134
   Distributions in excess of net investment
      income......................................          (690,623)          (77,571)         (1,051,715)
   Net unrealized appreciation (depreciation).....         9,002,501         8,711,253          38,751,511
   Accumulated net realized gain (loss)...........         6,805,562           375,941           7,021,279
                                                      --------------      ------------      --------------
            Net assets, at value..................    $2,297,692,480      $561,092,427      $1,633,310,209
                                                      ==============      ============      ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 115

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2008 (unaudited)

                                                                          FRANKLIN
                                                                        MASSACHUSETTS      FRANKLIN
                                                         FRANKLIN          INSURED         MICHIGAN
                                                     INSURED TAX-FREE     TAX-FREE      INSURED TAX-FREE
                                                       INCOME FUND       INCOME FUND       INCOME FUND
                                                     ----------------   -------------   ----------------
CLASS A:
   Net assets, at value...........................    $2,046,871,783     $489,245,845    $1,415,128,532
                                                      --------------     ------------    --------------
   Shares outstanding.............................       173,402,915       42,500,271       118,176,639
                                                      --------------     ------------    --------------
   Net asset value per share(a)...................    $        11.80     $      11.51    $        11.97
                                                      --------------     ------------    --------------
   Maximum offering price per share (net asset
      value per share / 95.75%)...................    $        12.32     $      12.02    $        12.50
                                                      --------------     ------------    --------------
CLASS B:
   Net assets, at value...........................    $   66,550,627               --    $   37,693,508
                                                      --------------     ------------    --------------
   Shares outstanding.............................         5,609,979               --         3,131,893
                                                      --------------     ------------    --------------
   Net asset value and maximum offering price per
      share(a)....................................    $        11.86               --    $        12.04
                                                      --------------     ------------    --------------
CLASS C:
   Net assets, at value...........................    $  182,874,082     $ 71,846,582    $  179,882,118
                                                      --------------     ------------    --------------
   Shares outstanding.............................        15,342,472        6,190,525        14,862,800
                                                      --------------     ------------    --------------
   Net asset value and maximum offering price per
      share(a)....................................    $        11.92     $      11.61    $        12.10
                                                      --------------     ------------    --------------
ADVISOR CLASS:
   Net assets, at value...........................    $    1,395,988               --    $      606,051
                                                      --------------     ------------    --------------
   Shares outstanding.............................           118,311               --            50,558
                                                      --------------     ------------    --------------
   Net asset value and maximum offering price per
      shar(e)... .................................    $        11.80               --    $        11.99
                                                      --------------     ------------    --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                             116 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2008 (unaudited)

                                                         FRANKLIN           FRANKLIN
                                                         MINNESOTA            OHIO
                                                     INSURED TAX-FREE   INSURED TAX-FREE
                                                        INCOME FUND        INCOME FUND
                                                     ----------------   -----------------
Assets:
   Investments in securities:
      Cost........................................     $682,984,969      $1,346,567,489
                                                       ------------      --------------
      Value.......................................     $694,779,199      $1,386,227,164
   Cash...........................................           31,466              14,562
   Receivables:
      Investment securities sold..................               --             464,573
      Capital shares sold.........................        1,404,614           6,391,595
      Interest....................................        5,670,059          16,519,997
         Total assets.............................     ------------      --------------
                                                        701,885,338       1,409,617,891
                                                       ------------      --------------
Liabilities:
   Payables:
      Investment securities purchased.............        1,326,104                  --
      Capital shares redeemed.....................          314,420           1,106,387
      Affiliates..................................          398,163             812,277
      Distributions to shareholders...............          706,751           1,430,225
   Accrued expenses and other liabilities.........           56,294             137,604
                                                       ------------      --------------
         Total liabilities........................        2,801,732           3,486,493
                                                       ------------      --------------
            Net assets, at value..................     $699,083,606      $1,406,131,398
                                                       ============      ==============
Net assets consist of:
   Paid-in capital................................     $690,533,094      $1,377,656,473
   Distributions in excess of net investment
      income......................................          (402,301)            (90,242)
   Net unrealized appreciation (depreciation).....       11,794,230          39,659,675
   Accumulated net realized gain (loss)...........       (2,841,417)        (11,094,508)
                                                       ------------      --------------
            Net assets, at value..................     $699,083,606      $1,406,131,398
                                                       ============      ==============

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 117

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2008 (unaudited)

                                                         FRANKLIN           FRANKLIN
                                                        MINNESOTA             OHIO
                                                     INSURED TAX-FREE   INSURED TAX-FREE
                                                       INCOME FUND         INCOME FUND
                                                     ----------------   -----------------
CLASS A:
   Net assets, at value...........................      $610,120,988      $1,167,047,776
                                                        ------------      --------------
   Shares outstanding.............................        51,453,005          94,806,667
                                                        ------------      --------------
   Net asset value per share(a)...................      $      11.86      $        12.31
                                                        ------------      --------------
Maximum offering price per share (net asset value
   per share / 95.75%)............................      $      12.39      $        12.86
                                                        ------------      --------------
CLASS B:
   Net assets, at value...........................                --      $   40,551,797
                                                        ------------      --------------
   Shares outstanding.............................                --           3,281,391
                                                        ------------      --------------
   Net asset value and maximum offering price per
      share(a).. .................................                --      $        12.36
                                                        ------------      --------------
CLASS C:
   Net assets, at value...........................      $ 88,962,618      $  198,485,701
                                                        ------------      --------------
   Shares outstanding.............................         7,445,358          15,977,597
                                                        ------------      --------------
   Net asset value and maximum offering price per
      share(a).. .................................      $      11.95      $        12.42
                                                        ------------      --------------
ADVISOR CLASS:
   Net assets, at value...........................                --      $       46,124
                                                        ------------      --------------
   Shares outstanding.............................                --               3,748
                                                        ------------      --------------
   Net asset value and maximum offering price per
      share..... .................................                --      $        12.31
                                                        ------------      --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                             118 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the six months ended August 31, 2008 (unaudited)

                                                                            FRANKLIN           FRANKLIN
                                                         FRANKLIN         MASSACHUSETTS        MICHIGAN
                                                     INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                        INCOME FUND        INCOME FUND        INCOME FUND
                                                     ----------------   ----------------   ----------------
Investment income:
   Interest ......................................     $ 57,450,903        $13,397,552        $38,092,958
                                                       ------------        -----------        -----------
Expenses:
   Management fees (Note 3a) .....................        5,238,445          1,358,292          3,665,802
   Distribution fees: (Note 3c)
      Class A ....................................        1,025,775            235,842            689,598
      Class B ....................................          229,291                 --            128,471
      Class C ....................................          560,775            218,487            517,092
   Transfer agent fees (Note 3e) .................          522,521             99,200            324,727
   Custodian fees ................................           16,878              3,855             11,291
   Reports to shareholders .......................           75,476             14,895             46,796
   Registration and filing fees ..................          122,623             21,121             53,827
   Professional fees .............................           34,162             13,319             24,405
   Trustees' fees and expenses ...................            8,501              2,344             10,515
   Other .........................................           76,153             21,621             43,894
                                                       ------------        -----------        -----------
         Total expenses ..........................        7,910,600          1,988,976          5,516,418
                                                       ------------        -----------        -----------
            Net investment income ................       49,540,303         11,408,576         32,576,540
                                                       ------------        -----------        -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .....        7,243,691            397,247          7,171,162
   Net change in unrealized appreciation
      (depreciation) on investments ..............       49,772,448         13,333,254         25,537,378
                                                       ------------        -----------        -----------
Net realized and unrealized gain (loss) ..........       57,016,139         13,730,501         32,708,540
                                                       ------------        -----------        -----------
Net increase (decrease) in net assets resulting
   from operations ...............................     $106,556,442        $25,139,077        $65,285,080
                                                       ============        ===========        ===========

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 119

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended August 31, 2008 (unaudited)

                                                         FRANKLIN           FRANKLIN
                                                         MINNESOTA            OHIO
                                                     INSURED TAX-FREE   INSURED TAX-FREE
                                                        INCOME FUND        INCOME FUND
                                                     ----------------   ----------------
Investment income:
   Interest ......................................      $15,874,853       $31,796,878
                                                        -----------       -----------
Expenses:
   Management fees (Note 3a) .....................        1,634,385         3,143,329
   Distribution fees: (Note 3c)
      Class A ....................................          294,963           557,742
      Class B ....................................               --           139,040
      Class C ....................................          266,051           594,447
   Transfer agent fees (Note 3e) .................          140,067           277,670
   Custodian fees ................................            4,691             9,188
   Reports to shareholders .......................           19,244            38,752
   Registration and filing fees ..................           22,697            47,501
   Professional fees .............................           14,090            22,832
   Trustees' fees and expenses ...................            2,889             5,270
   Other .........................................           28,486            51,889
                                                        -----------       -----------
         Total expenses ..........................        2,427,563         4,887,660
                                                        -----------       -----------
            Net investment income ................       13,447,290        26,909,218
                                                        -----------       -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .....         (435,093)       (9,623,538)
   Net change in unrealized appreciation
      (depreciation) on investments ..............       18,984,679        49,686,763
                                                        -----------       -----------
Net realized and unrealized gain (loss) ..........       18,549,586        40,063,225
                                                        -----------       -----------
Net increase (decrease) in net assets resulting
   from operations ...............................      $31,996,876       $66,972,443
                                                        ===========       ===========

   The accompanying notes are an integral part of these financial statements.


                             120 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                               FRANKLIN INSURED                    FRANKLIN MASSACHUSETTS
                                                             TAX-FREE INCOME FUND               INSURED TAX-FREE INCOME FUND
                                                     ------------------------------------   ------------------------------------
                                                     SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                      AUGUST 31, 2008       YEAR ENDED       AUGUST 31, 2008       YEAR ENDED
                                                        (UNAUDITED)     FEBRUARY 29, 2008      (UNAUDITED)     FEBRUARY 29, 2008
                                                     ----------------   -----------------   ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................    $   49,540,303     $   91,016,962       $ 11,408,576       $ 21,651,999
      Net realized gain (loss) from investments ..         7,243,691           (448,120)           397,247            218,139
      Net change in unrealized appreciation
         (depreciation) on investments ...........        49,772,448       (151,034,247)        13,333,254        (34,578,857)
                                                      --------------     --------------       ------------       ------------
            Net increase (decrease) in net assets
               resulting from operations .........       106,556,442        (60,465,405)        25,139,077        (12,708,719)
                                                      --------------     --------------       ------------       ------------
   Distributions to shareholders from:
      Net investment income:
         Class A .................................       (43,814,084)       (83,230,413)        (9,989,829)       (19,594,778)
         Class B .................................        (1,307,438)        (2,926,855)                --                 --
         Class C .................................        (3,159,589)        (5,414,621)        (1,210,744)        (2,160,545)
         Advisor Class ...........................            (7,652)                --                 --                 --
      Net realized gains:
         Class A .................................                --           (254,713)                --            (55,882)
         Class B .................................                --            (10,516)                --                 --
         Class C .................................                --            (18,578)                --             (7,157)
                                                      --------------     --------------       ------------       ------------
   Total distributions to shareholders ...........       (48,288,763)       (91,855,696)       (11,200,573)       (21,818,362)
                                                      --------------     --------------       ------------       ------------
   Capital share transactions: (Note 2)
         Class A .................................        85,415,579        224,663,802         26,020,679         14,147,192
         Class B .................................        (4,944,705)        (8,907,609)                --                 --
         Class C .................................        30,905,650         16,644,514          9,019,350          5,946,264
         Advisor Class ...........................         1,399,269                 --                 --                 --
                                                      --------------     --------------       ------------       ------------
   Total capital share transactions ..............       112,775,793        232,400,707         35,040,029         20,093,456
                                                      --------------     --------------       ------------       ------------
   Redemption fees ...............................               476              5,969                334                924
                                                      --------------     --------------       ------------       ------------
            Net increase (decrease) in net
               assets ............................       171,043,948         80,085,575         48,978,867        (14,432,701)
Net assets:
   Beginning of period ...........................     2,126,648,532      2,046,562,957        512,113,560        526,546,261
                                                      --------------     --------------       ------------       ------------
   End of period .................................    $2,297,692,480     $2,126,648,532       $561,092,427       $512,113,560
                                                      ==============     ==============       ============       ============
Distributions in excess of net investment income
   included in net assets:
   End of period .................................    $     (690,623)    $   (1,942,163)      $    (77,571)      $   (285,574)
                                                      ==============     ==============       ============       ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 121

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                              FRANKLIN MICHIGAN                      FRANKLIN MINNESOTA
                                                       INSURED TAX-FREE INCOME FUND            INSURED TAX-FREE INCOME FUND
                                                     ------------------------------------   -------------------------------------
                                                     SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                      AUGUST 31, 2008      YEAR ENDED        AUGUST 31, 2008        YEAR ENDED
                                                        (UNAUDITED)     FEBRUARY 29, 2008      (UNAUDITED)      FEBRUARY 29, 2008
                                                     ----------------   -----------------   ----------------   ------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income.......................    $   32,576,540     $   60,969,190       $ 13,447,290        $ 25,007,932
      Net realized gain (loss) from investments...         7,171,162          1,102,166           (435,093)            419,172
      Net change in unrealized appreciation
         (depreciation) on investments............        25,537,378        (64,527,342)        18,984,679         (34,331,260)
                                                      --------------     --------------       ------------        ------------
            Net increase (decrease) in net
               assets resulting from operations...        65,285,080         (2,455,986)        31,996,876          (8,904,156)
                                                      --------------     --------------       ------------        ------------
   Distributions to shareholders from:
      Net investment income:
         Class A..................................       (29,040,607)       (55,027,672)       (12,052,727)        (22,626,575)
         Class B..................................          (722,252)        (1,599,733)                --                  --
         Class C..................................        (2,858,423)        (4,666,968)        (1,428,590)         (2,389,710)
         Advisor Class............................            (2,663)                --                 --                  --
      Net realized gains:
         Class A..................................                --         (1,154,802)                --                  --
         Class B..................................                --            (36,411)                --                  --
         Class C..................................                --           (111,395)                --                  --
                                                      --------------     --------------       ------------        ------------
   Total distributions to shareholders............       (32,623,945)       (62,596,981)       (13,481,317)        (25,016,285)
                                                      --------------     --------------       ------------        ------------
   Capital share transactions: (Note 2)
         Class A..................................        92,178,789         90,726,897         47,780,388          36,474,466
         Class B..................................        (2,671,733)        (4,371,379)                --                  --
         Class C..................................        45,940,256         10,337,823         16,490,785           9,222,990
         Advisor Class............................           605,000                 --                 --                  --
                                                      --------------     --------------       ------------        ------------
   Total capital share transactions...............       136,052,312         96,693,341         64,271,173          45,697,456
                                                      --------------     --------------       ------------        ------------
   Redemption fees................................                37              1,724              1,981               1,733
                                                      --------------     --------------       ------------        ------------
            Net increase (decrease) in net
               assets.............................       168,713,484         31,642,098         82,788,713          11,778,748
Net assets:
   Beginning of period............................     1,464,596,725      1,432,954,627        616,294,893         604,516,145
                                                      --------------     --------------       ------------        ------------
   End of period..................................    $1,633,310,209     $1,464,596,725       $699,083,606        $616,294,893
                                                      ==============     ==============       ============        ============
Distributions in excess of net investment income
   included in net assets:
   End of period..................................    $   (1,051,715)    $   (1,004,310)      $   (402,301)       $   (368,274)
                                                      ==============     ==============       ============        ============

   The accompanying notes are an integral part of these financial statements.


                             122 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                FRANKLIN OHIO
                                                        INSURED TAX-FREE INCOME FUND
                                                     ------------------------------------
                                                     SIX MONTHS ENDED
                                                     AUGUST 31, 2008        YEAR ENDED
                                                        (UNAUDITED)     FEBRUARY 29, 2008
                                                     ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income.......................    $   26,909,218    $   48,447,612
      Net realized gain (loss) from investments...        (9,623,538)       (1,486,121)
      Net change in unrealized appreciation
         (depreciation) on investments............        49,686,763       (71,748,664)
                                                      --------------    --------------
            Net increase (decrease) in net
               assets resulting from operations...        66,972,443       (24,787,173)
                                                      --------------    --------------
   Distributions to shareholders from:
      Net investment income:
         Class A..................................       (22,830,977)      (41,008,313)
         Class B..................................          (758,771)       (1,697,322)
         Class C..................................        (3,196,768)       (5,268,781)
         Advisor Class............................              (292)               --
      Net realized gains:
         Class A..................................                --          (343,160)
         Class B..................................                --           (17,065)
         Class C..................................                --           (50,745)
                                                      --------------    --------------
   Total distributions to shareholders............       (26,786,808)      (48,385,386)
                                                      --------------    --------------
   Capital share transactions: (Note 2)
         Class A..................................       122,866,162        91,296,759
         Class B..................................        (3,529,793)       (6,540,259)
         Class C..................................        35,096,703        23,683,316
         Advisor Class............................            46,156                --
                                                      --------------    --------------
   Total capital share transactions...............       154,479,228       108,439,816
                                                      --------------    --------------
   Redemption fees................................             1,147             3,732
                                                      --------------    --------------
            Net increase (decrease) in net
               assets.............................       194,666,010        35,270,989
Net assets:
   Beginning of period............................     1,211,465,388     1,176,194,399
                                                      --------------    --------------
   End of period..................................    $1,406,131,398    $1,211,465,388
                                                      ==============    ==============
Distributions in excess of net investment income
   included in net assets:
   End of period..................................    $      (90,242)    $    (212,652)
                                                      ==============    ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 123

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-four separate funds. All funds included in this report (Funds) are diversified. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective July 1, 2008, the Franklin Insured Tax-Free Income, the Franklin Michigan Insured Tax-Free Income Fund, and the Franklin Ohio Insured Tax-Free Income Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A & CLASS C                                        CLASS A, CLASS B, CLASS C & ADVISOR CLASS
-----------------                                     ----------------------------------------------
Franklin Massachusetts Insured Tax-Free Income Fund   Franklin Insured Tax-Free Income Fund
Franklin Minnesota Insured Tax-Free Income Fund       Franklin Michigan Insured Tax-Free Income Fund
                                                      Franklin Ohio Insured Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                             124 | Semiannual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of August 31, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                             Semiannual Report | 125

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee will be eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                            126 | Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                    FRANKLIN              FRANKLIN MASSACHUSETTS
                                                INSURED TAX-FREE             INSURED TAX-FREE
                                                  INCOME FUND                  INCOME FUND
                                          ---------------------------   -------------------------
                                             SHARES         AMOUNT        SHARES        AMOUNT
                                          -----------   -------------   ----------   ------------
CLASS A SHARES:
Six Months ended August 31, 2008
    Shares sold........................    16,779,991   $ 199,766,476    4,656,648   $ 53,839,898
    Shares issued on merger (Note 7)...    11,431,481     138,549,550           --             --
    Shares issued in reinvestment of
       distributions...................     2,366,527      28,166,904      478,395      5,534,220
    Shares redeemed....................   (23,498,931)   (281,067,351)  (2,893,800)   (33,353,439)
                                          -----------   -------------   ----------   ------------
    Net increase (decrease)............     7,079,068   $  85,415,579    2,241,243   $ 26,020,679
                                          ===========   =============   ==========   ============
Year ended February 29, 2008
    Shares sold........................    41,123,249   $ 499,160,173    5,711,345   $ 67,182,705
    Shares issued in reinvestment of
       distributions...................     4,387,210      53,175,294      931,758     10,944,800
    Shares redeemed....................   (27,046,194)   (327,671,665)  (5,451,860)   (63,980,313)
                                          -----------   -------------   ----------   ------------
    Net increase (decrease)............    18,464,265   $ 224,663,802    1,191,243   $ 14,147,192
                                          ===========   =============   ==========   ============
CLASS B SHARES:
Six Months ended August 31, 2008
    Shares sold........................        79,443   $     947,992
    Shares issued in reinvestment of
       distributions...................        68,854         823,633
    Shares redeemed....................      (564,114)     (6,716,330)
                                          -----------   -------------
    Net increase (decrease)............      (415,817)  $  (4,944,705)
                                          ===========   =============
Year ended February 29, 2008
    Shares sold........................       108,603   $   1,325,617
    Shares issued in reinvestment of
       distributions...................       149,296       1,818,711
    Shares redeemed....................      (992,006)    (12,051,937)
                                          -----------   -------------
    Net increase (decrease)............      (734,107)  $  (8,907,609)
                                          ===========   =============
CLASS C SHARES:
Six Months ended August 31, 2008
    Shares sold........................     3,818,263   $  45,928,141    1,118,091   $ 13,030,290
    Shares issued in reinvestment of
       distributions...................       168,918       2,028,626       71,073        828,688
    Shares redeemed....................    (1,422,700)    (17,051,117)    (415,434)    (4,839,628)
                                          -----------   -------------   ----------   ------------
    Net increase (decrease)............     2,564,481   $  30,905,650      773,730   $  9,019,350
                                          ===========   =============   ==========   ============
Year ended February 29, 2008
    Shares sold........................     3,544,247   $  43,372,926    1,257,097   $ 14,883,947
    Shares issued in reinvestment of
       distributions...................       288,479       3,529,575      123,189      1,458,293
    Shares redeemed....................    (2,474,610)    (30,257,987)    (879,082)   (10,395,976)
                                          -----------   -------------   ----------   ------------
    Net increase (decrease)............     1,358,116   $  16,644,514      501,204   $  5,946,264
                                          ===========   =============   ==========   ============


                            Semiannual Report | 127

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                           FRANKLIN
                                                       INSURED TAX-FREE
                                                         INCOME FUND
                                                     --------------------
                                                      SHARES     AMOUNT
                                                     -------   ----------
ADVISOR CLASS SHARES:
Period ended August 31, 2008(a)
   Shares sold ...................................   117,970   $1,395,240
   Shares issued in reinvestment of
      distributions ..............................       341        4,029
                                                     -------   ----------
   Net increase (decrease) .......................   118,311   $1,399,269
                                                     =======   ==========

(a)  For the period July 1, 2008 (effective date) to August 31, 2008.

                                                          FRANKLIN MICHIGAN           FRANKLIN MINNESOTA
                                                           INSURED TAX-FREE            INSURED TAX-FREE
                                                             INCOME FUND                 INCOME FUND
                                                     ---------------------------   -------------------------
                                                        SHARES         AMOUNT        SHARES        AMOUNT
                                                     -----------   -------------   ----------   ------------
CLASS A SHARES:
Six Months ended August 31, 2008
   Shares sold ...................................    11,403,410   $ 136,854,054    5,968,714   $ 70,820,993
   Shares issued in reinvestment of
      distributions ..............................     1,496,375      17,965,002      653,518      7,754,637
   Shares redeemed ...............................    (5,223,846)    (62,640,267)  (2,599,939)   (30,795,242)
                                                     -----------   -------------   ----------   ------------
   Net increase (decrease) .......................     7,675,939   $  92,178,789    4,022,293   $ 47,780,388
                                                     ===========   =============   ==========   ============
Year ended February 29, 2008
   Shares sold ...................................    16,960,358   $ 205,298,531    8,038,778   $ 96,295,366
   Shares issued in reinvestment of
      distributions ..............................     2,859,318      34,592,056    1,219,023     14,595,327
   Shares redeemed ...............................   (12,332,626)   (149,163,690)  (6,220,117)   (74,416,227)
                                                     -----------   -------------   ----------   ------------
   Net increase (decrease) .......................     7,487,050   $  90,726,897    3,037,684   $ 36,474,466
                                                     ===========   =============   ==========   ============
CLASS B SHARES:
Six Months ended August 31, 2008
   Shares sold ...................................        17,867   $     214,557
   Shares issued in reinvestment of
      distributions ..............................        41,702         503,341
   Shares redeemed ...............................      (281,002)     (3,389,631)
                                                     -----------   -------------
   Net increase (decrease) .......................      (221,433)  $  (2,671,733)
                                                     ===========   =============
Year ended February 29, 2008
   Shares sold ...................................        21,785   $     264,343
   Shares issued in reinvestment of
      distributions ..............................        95,046       1,155,502
   Shares redeemed ...............................      (476,525)     (5,791,224)
                                                     -----------   -------------
   Net increase (decrease) .......................      (359,694)  $  (4,371,379)
                                                     ===========   =============


                             128 | Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                          FRANKLIN MICHIGAN          FRANKLIN MINNESOTA
                                                           INSURED TAX-FREE           INSURED TAX-FREE
                                                              INCOME FUND               INCOME FUND
                                                      -------------------------   -----------------------
                                                        SHARES        AMOUNT        SHARES       AMOUNT
                                                      ----------   ------------   ---------   -----------
CLASS C SHARES:
Six Months ended August 31, 2008
   Shares sold....................................     4,602,530   $ 55,844,539   1,695,901   $20,238,875
   Shares issued in reinvestment of
      distributions...............................       167,167      2,027,947      75,205       899,122
   Shares redeemed................................      (984,067)   (11,932,230)   (389,486)   (4,647,212)
                                                      ----------   ------------   ---------   -----------
   Net increase (decrease)........................     3,785,630   $ 45,940,256   1,381,620   $16,490,785
                                                      ==========   ============   =========   ===========
Year ended February 29, 2008
   Shares sold....................................     2,534,340   $ 31,020,796   1,349,179   $16,272,187
   Shares issued in reinvestment of
      distributions...............................       276,888      3,385,163     117,894     1,421,575
   Shares redeemed................................    (1,970,436)   (24,068,136)   (702,199)   (8,470,772)
                                                      ----------   ------------   ---------   -----------
   Net increase (decrease)........................       840,792   $ 10,337,823     764,874   $ 9,222,990
                                                      ==========   ============   =========   ===========
ADVISOR CLASS SHARES:
Period ended August 31, 2008(a)
   Shares sold....................................        50,558   $    605,000
                                                      ==========   ============

(a)  For the period July 1, 2008 (effective date) to August 31, 2008.

                                                              FRANKLIN OHIO
                                                            INSURED TAX-FREE
                                                               INCOME FUND
                                                       --------------------------
                                                         SHARES         AMOUNT
                                                       ----------   -------------
CLASS A SHARES:
Six Months ended August 31, 2008
   Shares sold....................................     13,052,537   $ 160,961,539
   Shares issued in reinvestment of
      distributions...............................      1,199,385      14,793,692
   Shares redeemed................................     (4,297,190)    (52,889,069)
                                                      -----------   -------------
   Net increase (decrease)........................      9,954,732   $ 122,866,162
                                                      ===========   =============
Year ended February 29, 2008
   Shares sold....................................     15,743,152   $ 196,372,470
   Shares issued in reinvestment of
      distributions...............................      2,090,527      26,027,391
   Shares redeemed................................    (10,525,907)   (131,103,102)
                                                      -----------   -------------
   Net increase (decrease)........................      7,307,772   $  91,296,759
                                                      ===========   =============


                             Semiannual Report | 129

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                            FRANKLIN OHIO
                                                          INSURED TAX-FREE
                                                             INCOME FUND
                                                     -------------------------
                                                       SHARES        AMOUNT
                                                     ----------   ------------
CLASS B SHARES:
Six Months ended August 31, 2008
   Shares sold ...................................       16,686   $    206,323
   Shares issued in reinvestment of
      distributions ..............................       41,943        519,393
   Shares redeemed ...............................     (342,887)    (4,255,509)
                                                     ----------   ------------
   Net increase (decrease) .......................     (284,258)  $ (3,529,793)
                                                     ==========   ============
Year ended February 29, 2008
   Shares sold ...................................       26,357   $    331,695
   Shares issued in reinvestment of
      distributions ..............................       94,581      1,182,095
   Shares redeemed ...............................     (643,960)    (8,054,049)
                                                     ----------   ------------
   Net increase (decrease) .......................     (523,022)  $ (6,540,259)
                                                     ==========   ============
CLASS C SHARES:
Six Months ended August 31, 2008
   Shares sold ...................................    3,575,931   $ 44,498,828
   Shares issued in reinvestment of
      distributions ..............................      176,073      2,191,521
   Shares redeemed ...............................     (932,025)   (11,593,646)
                                                     ----------   ------------
   Net increase (decrease) .......................    2,819,979   $ 35,096,703
                                                     ==========   ============
Year ended February 29, 2008
   Shares sold ...................................    3,353,584   $ 42,183,260
   Shares issued in reinvestment of
      distributions ..............................      288,112      3,618,530
   Shares redeemed ...............................   (1,760,678)   (22,118,474)
                                                     ----------   ------------
   Net increase (decrease) .......................    1,881,018   $ 23,683,316
                                                     ==========   ============
ADVISOR CLASS SHARES:
Period ended August 31, 2008(a)
   Shares sold ...................................        3,731   $     45,943
   Shares issued in reinvestment of
      distributions ..............................           17            213
                                                     ----------   ------------
   Net increase (decrease) .......................        3,748   $     46,156
                                                     ==========   ============

(a)  For the period July 1, 2008 (effective date) to August 31, 2008.


                             130 | Semiannual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATESF

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                           AFFILIATION
-------------------------------------------------------------   ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

ANNUALIZED FEE RATE                      NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds' shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.


                            Semiannual Report | 131

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                                                           FRANKLIN           FRANKLIN
                                                        FRANKLIN         MASSACHUSETTS        MICHIGAN
                                                    INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                       INCOME FUND        INCOME FUND        INCOME FUND
                                                    ----------------   ----------------   ----------------
Reimbursement Plans:
   Class A ......................................         0.10%              0.10%              0.10%
Compensation Plans:
   Class B ......................................         0.65%                --               0.65%
   Class C ......................................         0.65%              0.65%              0.65%

                                                        FRANKLIN           FRANKLIN
                                                        MINNESOTA            OHIO
                                                    INSURED TAX-FREE   INSURED TAX-FREE
                                                       INCOME FUND        INCOME FUND
                                                    ----------------   ----------------
Reimbursement Plans:
   Class A ......................................         0.10%              0.10%
Compensation Plans:
   Class B ......................................           --               0.65%
   Class C ......................................         0.65%              0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                                           FRANKLIN           FRANKLIN
                                                         FRANKLIN        MASSACHUSETTS        MICHIGAN
                                                    INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                       INCOME FUND        INCOME FUND        INCOME FUND
                                                    ----------------   ----------------   ----------------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................      $317,832            $108,192            $340,184
Contingent deferred sales charges retained ......      $127,412            $  7,779            $ 42,740

                                                        FRANKLIN           FRANKLIN
                                                        MINNESOTA            OHIO
                                                    INSURED TAX-FREE   INSURED TAX-FREE
                                                       INCOME FUND        INCOME FUND
                                                    ----------------   ----------------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................      $142,676            $348,072
Contingent deferred sales charges retained ......      $  2,578            $ 47,477


                            132 | Semiannual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the period ended August 31, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                                           FRANKLIN           FRANKLIN
                                                        FRANKLIN         MASSACHUSETTS        MICHIGAN
                                                    INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                       INCOME FUND        INCOME FUND        INCOME FUND
                                                    ----------------   ----------------   ----------------
Transfer agent fees .............................      $292,252            $62,245             $214,686

                                                        FRANKLIN           FRANKLIN
                                                        MINNESOTA            OHIO
                                                    INSURED TAX-FREE   INSURED TAX-FREE
                                                       INCOME FUND       INCOME FUND
                                                    ----------------   ----------------
Transfer agent fees .............................      $91,650             $175,779

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At February 29, 2008, the capital loss carryforwards were as follows:

                                                                           FRANKLIN           FRANKLIN
                                                         FRANKLIN        MASSACHUSETTS          OHIO
                                                    INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                       INCOME FUND        INCOME FUND        INCOME FUND
                                                    ----------------   ----------------   ----------------
Capital loss carryforwards expiring in:
   2009..........................................      $    --         $   89,650              $    --
   2010..........................................           --            788,761                   --
   2015..........................................           --          1,475,000                   --
   2016..........................................       22,960                 --               73,849
                                                       -------         ----------              -------
                                                       $22,960         $2,353,411              $73,849
                                                       =======         ==========              =======

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At February 29, 2008, the deferred realized capital losses were as follows:

                 FRANKLIN      FRANKLIN       FRANKLIN      FRANKLIN
  FRANKLIN    MASSACHUSETTS     MICHIGAN     MINNESOTA        OHIO
  INSURED        INSURED        INSURED       INSURED       INSURED
  TAX-FREE       TAX-FREE      TAX-FREE       TAX-FREE      TAX-FREE
INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND   INCOME FUND
-----------   -------------   -----------   -----------   -----------
  $118,187       $21,306        $149,883       $52,914     $1,145,060


                            Semiannual Report | 133

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

At August 31, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                        FRANKLIN           FRANKLIN
                                    FRANKLIN          MASSACHUSETTS        MICHIGAN
                                 INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                   INCOME FUND        INCOME FUND        INCOME FUND
                                 ----------------   ----------------   -----------------
Cost of investments ...........   $2,261,349,646      $546,012,674      $1,573,052,563
                                  --------------      ------------      --------------
Unrealized appreciation .......   $   54,396,680      $ 17,369,272      $   52,204,762
Unrealized depreciation .......      (45,274,689)       (8,569,538)        (13,284,483)
                                  --------------      ------------      --------------
Net unrealized appreciation
      (depreciation)...........   $    9,121,991      $  8,799,734      $   38,920,279
                                  ==============      ============      ==============

                                     FRANKLIN           FRANKLIN
                                     MINNESOTA            OHIO
                                 INSURED TAX-FREE   INSURED TAX-FREE
                                    INCOME FUND        INCOME FUND
                                 ----------------   ----------------
Cost of investments ...........   $  682,890,859     $1,346,700,509
                                  --------------     --------------
Unrealized appreciation .......   $   15,888,049     $   49,634,098
Unrealized depreciation .......       (3,999,709)       (10,107,443)
                                  --------------     --------------
Net unrealized appreciation
      (depreciation) ..........   $   11,888,340     $   39,526,655
                                  ==============     ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended August 31, 2008, were as follows:

                                                        FRANKLIN           FRANKLIN
                                     FRANKLIN         MASSACHUSETTS        MICHIGAN
                                 INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                    INCOME FUND        INCOME FUND         INCOME FUND
                                 ----------------   ----------------   -----------------
Purchases......................    $239,532,162       $ 44,818,672       $300,425,035
Sales .........................    $313,431,073       $ 24,171,823       $160,198,173

                                     FRANKLIN           FRANKLIN
                                     MINNESOTA            OHIO
                                 INSURED TAX-FREE   INSURED TAX-FREE
                                    INCOME FUND        INCOME FUND
                                 ----------------   ----------------
Purchases......................    $124,627,586       $278,157,258
Sales .........................    $ 57,304,154       $121,265,483


                             134 | Semiannual Report

Franklin Tax-Free Trust

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories, except for the Franklin Insured Tax-Free Income Fund. Such concentration may subject the funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories.

7. MERGER

On May 21, 2008, the Franklin Insured Tax-Free Income Fund acquired the net assets of the Franklin Florida Insured Tax-Free Income Fund pursuant to a plan of reorganization approved by the Franklin Florida Insured Tax-Free Income Fund's shareholders. The merger was accomplished by a tax-free exchange of 11,431,481 shares of the Franklin Insured Tax-Free Income Fund (valued at $12.12) for the net assets of the Franklin Florida Insured Tax-Free Income Fund which aggregated $138,549,550, including $4,016,963 of unrealized appreciation (depreciation). The combined net assets of the Franklin Insured Tax-Free Income Fund immediately after the merger were $2,439,235,777.

8. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on March 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At August 31, 2008, all of the Funds' investments in securities carried at fair value were in Level 2 inputs.


                             Semiannual Report | 135

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             136 | SEMIANNUAL REPORT

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund(1)

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund(1)
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Opportunities Fund(2)
Franklin Small Cap Growth Fund(3)
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(4)
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Focused Core Equity Fund
Franklin Growth Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton Income Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(3.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(4.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

10/08                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                        San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF1 S2008 10/08





AUGUST 31, 2008

Franklin Alabama
Tax-Free Income Fund

Franklin Florida
Tax-Free Income Fund

Franklin Georgia
Tax-Free Income Fund

Franklin Kentucky
Tax-Free Income Fund

Franklin Louisiana
Tax-Free Income Fund

Franklin Maryland
Tax-Free Income Fund

Franklin Missouri
Tax-Free Income Fund

Franklin North Carolina
Tax-Free Income Fund

Franklin Virginia
Tax-Free Income Fund

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TAX-FREE INCOME

                                    (GRAPHIC)

                             FRANKLIN TAX-FREE TRUST

WANT TO RECEIVE THIS DOCUMENT

FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - Mutual Series

                         Franklin Templeton Investments

                          GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

Contents

CEO'S MESSAGE ............................................................     1
SPECIAL FEATURE:
Understanding Interest Rates .............................................     4
SEMIANNUAL REPORT
Municipal Bond Market Overview ...........................................     8
Investment Strategy and Manager's Discussion .............................    11
Franklin Alabama Tax-Free Income Fund ....................................    12
Franklin Florida Tax-Free Income Fund ....................................    19
Franklin Georgia Tax-Free Income Fund ....................................    27
Franklin Kentucky Tax-Free Income Fund ...................................    34
Franklin Louisiana Tax-Free Income Fund ..................................    41
Franklin Maryland Tax-Free Income Fund ...................................    49
Franklin Missouri Tax-Free Income Fund ...................................    56
Franklin North Carolina Tax-Free Income Fund .............................    63
Franklin Virginia Tax-Free Income Fund ...................................    70
Financial Highlights and Statements of Investments .......................    77
Financial Statements .....................................................   143
Notes to Financial Statements ............................................   154
Shareholder Information ..................................................   167

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                               October 12, 2008

Dear Shareholder:

The enclosed semiannual report for Franklin Tax-Free Trust covers the six months ended August 31, 2008, but I would like to add some comments on market events that occurred in September and early October. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world has seized up, and the fallout has impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number

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              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1
of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal Reserve and Treasury Department have moved rapidly to establish new programs for easing money-market pressures and handling troubled financial assets. The outcome of all of these efforts may take a while to be realized, but I believe that the latest actions here and abroad mark a significant turning point.

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often. . . .
For 100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too --
made money in stocks . . . . In this century or the next it's still 'Buy low, sell high.'"(3)

Sir John knew that these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by fund objective, investment clientele, management brand and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management.

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.


                      2 | Not part of the semiannual report

It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage led Standard & Poor's to recently raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions on the ground remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed semiannual report for Franklin Tax-Free Trust, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the six months ended August 31, 2008. The report contains additional performance data and financial information. Our website, franklintempleton.com, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
-------------------------------------
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 12, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(4.) Source: Standard & Poor's press release, October 6, 2008.


                      Not part of the semiannual report | 3

Special Feature
UNDERSTANDING INTEREST RATES

HAVE YOU EVER WONDERED WHY YOUR TAX-FREE INCOME FUND SHARE PRICE FLUCTUATES? OR WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? AT FRANKLIN TEMPLETON INVESTMENTS, MAXIMIZING TAX-FREE INCOME AND PRESERVING OUR SHAREHOLDERS' CAPITAL ARE OUR TOP PRIORITIES.(1) EVEN SO, CHANGES IN THE ECONOMY AND INTEREST RATES CAN HAVE AN IMPACT ON YOUR FUND'S SHARE PRICE AND DIVIDENDS.

BELOW YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BONDS AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.

Q.   WHAT IS THE DIFFERENCE BETWEEN SHORT- AND LONG-TERM INTEREST RATES?

A. The Federal Reserve Board controls the federal funds target rate (Fed funds rate), which is the rate banks charge other banks for overnight loans. This rate, in turn, influences the market for shorter-term securities. The Fed closely monitors the economy and has the power to raise or lower the Fed funds rate to keep inflation in check or to help stimulate the economy.

     Long-term interest rates, as represented by yields of the 10-year or 30-year Treasury bond, are market driven and tend to move in anticipation of changes in the economy and inflation.

Q. AS A TAX-FREE FUND INVESTOR, SHOULD I PAY MORE ATTENTION TO SHORT- OR LONG-TERM INTEREST RATES?

A. Most Franklin tax-free income fund shareholders may want to keep a closer eye on long-term interest rates. That's because tax-free income fund portfolios comprising municipal bonds with longer maturities are generally more sensitive to changes in long-term interest rates than portfolios with shorter-term municipal bonds.

     In contrast, shareholders of Franklin limited-term tax-free income funds may want to pay more attention to short-term interest rates. These funds, which hold bonds with shorter-term maturities, are typically more influenced by short-term interest rates than funds holding municipal bonds with longer maturities.

(1.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      4 | Not part of the semiannual report

Q.   WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, the strength of the U.S. dollar and the pace of economic growth.

     If the economy slows down, the Fed may lower the Fed funds rate to stimulate economic growth, as we witnessed from September 2007 to April 2008. On the other hand, strong economic growth can lead to inflation. If the Fed becomes concerned about inflation, it may attempt to cool the economy by raising the Fed funds rate, as it did from mid-2004 through mid-2006.

     As illustrated below, it should be noted that short- and long-term interest rates don't necessarily move in tandem. While short-term rates rose substantially from 2004 through 2006, long-term rates, despite some fluctuations, experienced only a slight increase.

INTEREST RATES(2)
10-Year Period Ended June 30, 2008

                               (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

(2.) Sources: Federal Reserve and Bloomberg, as of 6/30/08.


                      Not part of the semiannual report | 5

Q.   HOW DO CHANGES IN INTEREST RATES AFFECT BOND PRICES?

A. Typically, bond prices, and thus a tax-free income fund's share price, move in the opposite direction of interest rates. When rates go up, newly issued bonds come to market with higher yields than existing bonds. The newly issued bonds become more attractive than comparable existing bonds with lower yields, so investors who want to sell their existing bonds have to reduce their prices to make them equally attractive. So when interest rates rise, bond prices fall and, conversely, when rates decline, bond prices tend to rise in value.

                                    (GRAPHIC)

Q.   HOW DO INTEREST RATE CHANGES AFFECT MY TAX-FREE INCOME FUND'S TOTAL RETURN?

A. Total return includes price movement (capital appreciation or depreciation) and income. While interest rate changes will cause tax-free income fund prices to fluctuate, it's important to remember that as a tax-free income fund shareholder, you also receive monthly tax-free income.(1) Historically, income has contributed the largest component of total return for municipal bonds.(3) And since bonds generally pay interest whether their prices move up or down, the interest from municipal bonds can help cushion a fund's overall total return, especially when rates are rising.

Q.   HOW DO INTEREST RATES AFFECT MY TAX-FREE DIVIDENDS?

A. When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower-yielding bonds to reduce the amount of interest they pay on the debt. As funds then have to reinvest proceeds from the called bonds into new, lower-yielding bonds, their investment earnings decline, and the dividends paid out to shareholders also decline over time.

(3.) Source: Lehman Brothers Municipal Bond Index, 6/30/08. Total return includes compounded income and capital appreciation over the 20-year period ended 6/30/08. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                      6 | Not part of the semiannual report

     Higher interest rates may lead to higher dividends. When interest rates rise, fewer bonds are called and fund managers may have the opportunity to invest in new, higher-yielding bonds. As a result, the funds' investment earnings can increase, and they may be able to pay out higher dividends to shareholders over time.

Q. WHAT IS THE BENEFIT OF FRANKLIN'S INVESTMENT APPROACH WHEN INTEREST RATES ARE VOLATILE?

A. Since 1977, Franklin has consistently adhered to a strategy of investing for high, current, tax-free income.(1)

     We carefully select bonds for our fund portfolios that we believe should provide a high level of stable income over the long term. Over time, as we invest in different interest rate climates, the portfolios become well diversified with a broad range of securities. As a result, we own many older securities with higher coupons, which are generally less sensitive to interest rate movements and help to provide stability to our portfolios.

     Our straightforward, "plain-vanilla" approach to investing means we don't try to time the market or predict interest rate movements. Similarly, we don't use leverage or invest in speculative derivatives or futures, which could increase the level of risk for our fund portfolios, especially when interest rates are volatile.

     Our investment strategy cannot eliminate interest rate risk, but it may help to reduce this risk.

Q.   WHAT ARE THE KEY BENEFITS OF INVESTING IN TAX-FREE INCOME FUNDS?

A. The key reasons to own tax-free income funds don't change with market conditions. For long-term investors seeking monthly, tax-free income and portfolio diversification, we believe tax-free income funds are an attractive investment option. At Franklin, we will continue to serve our shareholders by seeking to provide a high level of tax-free income consistent with prudent investment management and the preservation of shareholders' capital.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)


                      Not part of the semiannual report | 7

Semiannual Report

Municipal Bond Market Overview

The six-month period ended August 31, 2008, was mixed for municipal bonds as all financial markets felt the impact of subprime loan defaults. Many major financial institutions tightened credit and reassessed the risk of their direct and indirect exposure to subprime loans. A lack of liquidity across most markets during the reporting period contributed to an increase in overall instability and declining values in most asset classes. However, the municipal bond asset class ended the reporting period with positive returns as investors found attractive opportunities in the tax-free sector.

The municipal bond insurance industry faced particular difficulties. Rising levels of subprime mortgage defaults during the reporting period, combined with the bond insurers' exposure to subprime mortgages, prompted the three major independent credit rating agencies, Standard & Poor's (S&P), Moody's Investors Service and Fitch Ratings, to undertake in-depth evaluations of the bond insurance companies. During this reporting period, the rating agencies reassessed the viability of the insurance companies based on their concerns of impaired financial flexibility, increased stress loss projections given the insurers' mortgage-related risk exposure, and constrained new business prospects. As a result of their analyses, the rating agencies downgraded several municipal bond insurers and lowered the outlook for some to negative. At period-end, only three bond insurance companies, FSA, Assured Guaranty and new municipal bond insurer BHAC (Berkshire Hathaway Assurance Corp.), maintained AAA ratings by Moody's and S&P.

Illiquidity plagued the financial markets as they felt the impact of the perceived weakness in the bond insurance industry. As the stronger insurance companies emerged, the market absorbed the issuance of the debt enhanced by AAA insurance. The performance of insured bonds generally improved during the six months under review as evidenced by the +5.67% return of the Lehman Brothers Insured Municipal Bond Index compared with the +5.12% return of the Lehman Brothers Municipal Bond Index.(1)

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Lehman Brothers Insured Municipal Bond Index is composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                             8 | Semiannual Report

Investors should be aware that insurance companies insure municipal bonds that tend to be of very high quality. Many municipal bond issuers use insurance to appeal to a wider audience of potential buyers. The majority of issuers whose bonds are insured carry underlying (i.e., prior to insurance) ratings of A or better, and the historical average default rate for such bonds is less than 1%.(2) Ultimately, the underlying credit quality of state and local governments and their agencies supports the municipal market, and the underlying credit quality of an insured bond is not affected by an insurance company's credit quality.

Bond insurers' problems pressured the short-term municipal market at the beginning of 2008. Money market funds began to eliminate holdings of variable rate debt with credit providers they deemed to be at risk of downgrade. This caused dealers to boost yields substantially on some variable rate demand notes, hoping to entice buyers to hold them rather than put them back to the remarketing agents who were already struggling with too much inventory on their balance sheets. Within a few weeks, this lack of liquidity disrupted the auction rate securities (ARS) market as well. Inventory in the ARS market, primarily for those with insurance backing, increased dramatically. Auctions have failed due to dealers' liquidity constraints. It is important to note that this was a supply and demand imbalance, not a question of credit quality.

Over the six-month reporting period, municipal bond market returns improved as a mix of individuals and institutional investors absorbed the new issuance. Many investors uncovered opportunities as municipalities were required to provide additional compensation for taking on risk, leading to wider spreads for credit-driven securities. The uncertainty regarding the impact of problems associated with subprime securities drove global investors to the relative safety of U.S. Treasuries; however, optimism shifted their focus to other asset classes. For the six-month period ended August 31, 2008, the Lehman Brothers Municipal Bond Index had a +5.12% total return compared with the +0.23% return of the Lehman Brothers U.S. Treasury Index.(3)

(2.) Sources: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2007," RATINGSDIRECT, 5/3/07; Moody's Investors Service, March 2007.

(3.) Source: (C) 2008 Morningstar. See footnote 1 for a description of the
     Lehman Brothers Municipal Bond Index. The Lehman Brothers U.S. Treasury Index is the U.S. Treasury component of the U.S. Government index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.


                             Semiannual Report | 9

On August 31, 2008, two-year, 10-year and 30-year Treasury yields were 2.36%, 3.83% and 4.43%, respectively. The yields on two-year, 10-year and 30-year Treasuries rose 71, 30 and 3 basis points (100 basis points equal one percentage point), respectively, over the period. The uncertainty of the municipal insurers' financial strength resulted in yield spikes during the reporting period; however, across the municipal AAA curve, yields generally declined. At period-end, the 30-year high grade municipal bond yield continued to exceed the comparable Treasury yield, which is highly unusual.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF AUGUST 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                             10 | Semiannual Report

Investment Strategy and Manager's Discussion

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, each Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored the use of longer-term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 11

Franklin Alabama Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Alabama Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Alabama personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

CREDIT QUALITY BREAKDOWN*
Franklin Alabama Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/08**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA................   19.7%
AA.................   39.7%
A..................    6.5%
BBB................   11.0%
Not Rated by S&P...   23.1%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 7.0%      0.1%
AA or Aa                   8.4%       --
A                          6.6%       --
BBB or Baa                  --       0.7%
Below Investment Grade     0.3%       --
                          ----       ---
Total                     22.3%      0.8%

We are pleased to bring you Franklin Alabama Tax-Free Income Fund's semi-annual report for the period ended August 31, 2008.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.84 on February 29, 2008, to $11.10 on August 31, 2008. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 79.


                             12 | Semiannual Report

DIVIDEND DISTRIBUTIONS*

Franklin Alabama Tax-Free Income Fund


            DIVIDEND PER SHARE
         -----------------------
MONTH      CLASS A      CLASS C
-----    ----------   ----------
March    3.95 cents   3.39 cents
April    3.95 cents   3.39 cents
May      3.95 cents   3.39 cents
June     3.95 cents   3.43 cents
July     3.95 cents   3.43 cents
August   3.95 cents   3.43 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 23.71 cents per share for the same period.(2) The Performance Summary beginning on page 15 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.14% based on an annualization of the current 4.00 cent per share dividend and the maximum offering price of $11.59 on August 31, 2008. An investor in the 2008 maximum combined effective federal and Alabama personal income tax bracket of 38.25% would need to earn a distribution rate of 6.70% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Alabama has a large and diversifying economic base. In the past several years, the state's automotive industry has spurred economic development as several automakers built assembly plants in the state, which also contributed to job creation at regional supplier companies. Recent economic trends have slowed largely due to rising gas prices and a contraction in manufacturing employment. Despite a troubled national housing industry, home prices in Alabama have not declined significantly and foreclosures have been minimal; however, declining housing permits and home sales since early 2007 may affect construction sector employment. At period-end, the state's unemployment rate was 4.9%, compared with the 6.1% national rate.(3)

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.


                             Semiannual Report | 13

PORTFOLIO BREAKDOWN

Franklin Alabama Tax-Free Income Fund
8/31/08

                                       % OF TOTAL
                                        LONG-TERM
                                       INVESTMENTS*
                                       ------------
Prerefunded                               25.2%
Utilities                                 17.9%
Hospital & Health Care                    16.1%
Higher Education                          13.3%
General Obligation                        12.7%
Subject to Government Appropriations       8.9%
Tax-Supported                              5.2%
Corporate-Backed                           0.7%

*    Does not include short-term investments and other net assets.

State officials historically have practiced conservative financial management, and constitutional provisions mandate expenditure cutbacks in the event of revenue shortfalls. Recent income and sales tax revenues have declined, and officials plan to address the shortfall through several measures. However, Alabama's restrictive tax structure provides officials with little revenue raising flexibility. To finance capital needs, the state has made extensive use of revenue bonds issued through state agencies and departments. Therefore, Alabama's total debt ratio is low at $500 per capita and 1.6% of personal income.(4)

Standard & Poor's assigned Alabama's general obligation debt a rating of AA with a stable outlook.(5) The rating and outlook reflected expectations that the state will make the necessary adjustments should sales and income tax projections fall short. In addition, although higher oil and gas prices could continue to pressure sales tax growth and automobile manufacturers, they could boost oil and gas revenues. The state also benefits from its low general obligation debt burden.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(4.) Source: Standard & Poor's, "State Review: Alabama," RATINGSDIRECT, 7/15/08.

(5.) This does not indicate Standard & Poor's rating of the Fund.


                             14 | Semiannual Report

Performance Summary as of 8/31/08

FRANKLIN ALABAMA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRALX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.26   $11.10    $10.84
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2371

CLASS C (SYMBOL: FALEX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.27   $11.20    $10.93
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2048

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                 6-MONTH           1-YEAR   5-YEAR    10-YEAR
-------                                 -------           ------   -------   -------
Cumulative Total Return(1)               +4.69%           +3.32%   +21.68%   +51.04%
Average Annual Total Return(2)           +0.25%           -1.09%    +3.11%    +3.76%
Avg. Ann. Total Return (9/30/08)(3)                       -7.66%    +1.41%    +3.10%
   Distribution Rate(4)                           4.14%
   Taxable Equivalent Distribution
      Rate(5)                                     6.70%
   30-Day Standardized Yield(6)                   3.45%
   Taxable Equivalent Yield(5)                    5.59%
   Total Annual Operating Expenses(7)             0.71%

CLASS C                                 6-MONTH           1-YEAR   5-YEAR    10-YEAR
-------                                 -------           ------   -------   -------
Cumulative Total Return(1)               +4.35%           +2.81%   +18.41%   +43.03%
Average Annual Total Return(2)           +3.35%           +1.82%    +3.44%    +3.64%
Avg. Ann. Total Return (9/30/08)(3)                       -4.94%    +1.73%    +2.99%
   Distribution Rate(4)                           3.74%
   Taxable Equivalent Distribution
      Rate(5)                                     6.06%
   30-Day Standardized Yield(6)                   3.11%
   Taxable Equivalent Yield(5)                    5.04%
   Total Annual Operating Expenses(7)             1.26%


PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             Semiannual Report | 15

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/08.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and Alabama personal income tax rate of 38.25%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             16 | Semiannual Report

Your Fund's Expenses

FRANKLIN ALABAMA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/08      VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,046.90              $3.61
Hypothetical (5% return before expenses)         $1,000           $1,021.68              $3.57
CLASS C
Actual                                           $1,000           $1,043.50              $6.44
Hypothetical (5% return before expenses)         $1,000           $1,018.90              $6.36

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.70% and C: 1.25%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             18 | Semiannual Report

Franklin Florida Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Florida Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

CREDIT QUALITY BREAKDOWN*
Franklin Florida Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/08**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ................   23.1%
AA .................   34.7%
A ..................   12.5%
BBB ................    7.9%
Not Rated by S&P ...   21.8%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     2.0%      3.7%
AA or Aa       6.1%       --
A              6.2%      0.7%
BBB or Baa     1.1%      2.0%
              ----       ---
Total         15.4%      6.4%

We are pleased to bring you Franklin Florida Tax-Free Income Fund's semiannual report for the period ended August 31, 2008.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.17 on February 29, 2008, to $11.45 on August 31, 2008. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 86.


                             Semiannual Report | 19

DIVIDEND DISTRIBUTIONS*
Franklin Florida Tax-Free Income Fund

                  DIVIDEND PER SHARE
         ------------------------------------
MONTH      CLASS A      CLASS B      CLASS C
------   ----------   ----------   ----------
March    4.36 cents   3.81 cents   3.80 cents
April    4.36 cents   3.81 cents   3.80 cents
May      4.36 cents   3.81 cents   3.80 cents
June     4.36 cents   3.85 cents   3.83 cents
July     4.36 cents   3.85 cents   3.83 cents
August   4.36 cents   3.85 cents   3.83 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 26.16 cents per share for the same period.(2) The Performance Summary beginning on page 22 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.37% based on an annualization of the current 4.36 cent per share dividend and the maximum offering price of $11.96 on August 31, 2008. An investor in the 2008 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.72% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

STATE UPDATE

After years of robust growth, Florida's economy significantly slowed in 2008 largely due to prolonged local housing market weakness as well as the national economic slowdown. Housing inventories across the state remained high, as housing starts and home prices continued to fall. In this challenging environment, the hard-hit construction sector contributed to the state's overall job losses. As of August 2008, the state's 6.5% unemployment rate was higher than the country's 6.1% average.(3) As a result, personal income growth slowed.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.


                             20 | Semiannual Report

Florida's weakened economic picture and declining revenues pressured the state budget in fiscal year 2008. Revenue estimates were revised downward three times, as sales, corporate income and documentary stamp tax receipts finished the fiscal year lower than expected. In response, the state made timely spending cuts through regularly scheduled and special sessions to bridge budget shortfalls without tapping into the fully funded budget stabilization fund. It also maintained several additional reserves, which could provide further support to the budget in future years. The state's demonstrated record of active fiscal management, including multiple revenue estimating conferences, allowed Florida to effectively weather a difficult revenue downturn.

Following legal guidelines on tax-supported debt affordability, Florida's debt burden, at $1,139 per capita and 3% of personal income, remained moderate and stable.(4) Independent credit rating agency Standard & Poor's assigned Florida's general obligation bonds its highest rating of AAA with a stable outlook, which reflected the state's long-term financial planning and forecasting, swift response to increased budget pressures, and good reserve levels.(5)

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(4.) Source: Standard & Poor's, "Summary: Florida; General Obligation,"
     RATINGSDIRECT, 6/25/08.

(5.) This does not indicate Standard & Poor's rating of the Fund.

PORTFOLIO BREAKDOWN
Franklin Florida Tax-Free Income Fund
8/31/08

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Prerefunded                                24.6%
Utilities                                  14.1%
Hospital & Health Care                     12.5%
Transportation                             12.4%
Subject to Government Appropriations        9.4%
General Obligation                          8.0%
Tax-Supported                               7.2%
Other Revenue                               5.3%
Housing                                     3.8%
Higher Education                            2.4%
Corporate-Backed                            0.3%

*    Does not include short-term investments and other net assets.


                             Semiannual Report | 21

Performance Summary as of 8/31/08

FRANKLIN FLORIDA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRFLX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.28    $11.45    $11.17
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2616
Long-Term Capital Gain           $0.0123
   TOTAL                         $0.2739

CLASS B (SYMBOL: FRFBX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.29    $11.54    $11.25
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2299
Long-Term Capital Gain           $0.0123
   TOTAL                         $0.2422

CLASS C (SYMBOL: FRFIX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.29    $11.61    $11.32
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2290
Long-Term Capital Gain           $0.0123
   TOTAL                         $0.2413


                             22 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY.

CLASS A                                      6-MONTH           1-YEAR    5-YEAR         10-YEAR
-------                                      -------           ------   -------   ------------------
Cumulative Total Return(1)                    +4.98%           +3.51%   +23.46%         +56.15%
Average Annual Total Return(2)                +0.48%           -0.85%    +3.40%          +4.10%
Avg. Ann. Total Return (9/30/08)(3)                            -6.92%    +1.83%          +3.49%
   Distribution Rate(4)                                4.37%
   Taxable Equivalent Distribution Rate(5)             6.72%
   30-Day Standardized Yield(6)                        3.76%
   Taxable Equivalent Yield(5)                         5.78%
   Total Annual Operating Expenses(7)                  0.61%

CLASS B                                      6-MONTH           1-YEAR    5-YEAR   INCEPTION (2/1/00)
-------                                      -------           ------   -------   ------------------
Cumulative Total Return(1)                    +4.74%           +3.01%   +20.14%         +53.67%
Average Annual Total Return(2)                +0.74%           -0.95%    +3.40%          +5.13%
Avg. Ann. Total Return (9/30/08)(3)                            -7.08%    +1.82%          +4.47%
   Distribution Rate(4)                                4.00%
   Taxable Equivalent Distribution Rate(5)             6.15%
   30-Day Standardized Yield(6)                        3.38%
   Taxable Equivalent Yield(5)                         5.20%
   Total Annual Operating Expenses(7)                  1.16%

CLASS C                                      6-MONTH           1-YEAR    5-YEAR         10-YEAR
-------                                      -------           ------   -------   ------------------
Cumulative Total Return(1)                    +4.71%           +2.98%   +20.21%         +47.85%
Average Annual Total Return(2)                +3.71%           +1.99%    +3.75%          +3.99%
Avg. Ann. Total Return (9/30/08)(3)                            -4.21%    +2.16%          +3.38%
   Distribution Rate(4)                                3.96%
   Taxable Equivalent Distribution Rate(5)             6.09%
   30-Day Standardized Yield(6)                        3.39%
   Taxable Equivalent Yield(5)                         5.22%
   Total Annual Operating Expenses(7)                  1.16%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             Semiannual Report | 23

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 8/31/08.

(5.) Taxable equivalent distribution rate and yield assume the 2008 maximum federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             24 | Semiannual Report

Your Fund's Expenses

FRANKLIN FLORIDA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 25

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/08      VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,049.80              $3.15
Hypothetical (5% return before expenses)         $1,000           $1,022.13              $3.11
CLASS B
Actual                                           $1,000           $1,047.40              $5.99
Hypothetical (5% return before expenses)         $1,000           $1,019.36              $5.90
CLASS C
Actual                                           $1,000           $1,047.10              $5.99
Hypothetical (5% return before expenses)         $1,000           $1,019.36              $5.90

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.61%; B: 1.16%; and C: 1.16%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             26 | Semiannual Report

Franklin Georgia Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Georgia Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Georgia personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

CREDIT QUALITY BREAKDOWN*

Franklin Georgia Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/08**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ......................   28.2%
AA .......................   38.5%
A ........................   14.5%
BBB ......................    4.0%
Below Investment Grade ...    1.1%
Not Rated by S&P .........   13.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     2.3%      1.8%
AA or Aa       1.4%       --
A              7.6%       --
BBB or Baa     0.6%       --
              ----       ---
Total         11.9%      1.8%

We are pleased to bring you Franklin Georgia Tax-Free Income Fund's semi-annual report for the period ended August 31, 2008.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.36 on February 29, 2008, to $11.76 on August 31, 2008. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 96.


                             Semiannual Report | 27

DIVIDEND DISTRIBUTIONS*

Franklin Georgia Tax-Free Income Fund

            DIVIDEND PER SHARE
         -----------------------
MONTH      CLASS A      CLASS C
------   ----------   ----------
March    4.10 cents   3.53 cents
April    4.10 cents   3.53 cents
May      4.10 cents   3.53 cents
June     4.20 cents   3.66 cents
July     4.20 cents   3.66 cents
August   4.20 cents   3.66 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 24.89 cents per share for the same period.(2) The Performance Summary beginning on page 30 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.10% based on an annualization of the current 4.20 cent per share dividend and the maximum offering price of $12.28 on August 31, 2008. An investor in the 2008 maximum combined effective federal and Georgia personal income tax bracket of 38.90% would need to earn a distribution rate of 6.71% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Georgia's economic growth in recent years has outpaced the nation's. The state's economic diversity helped offset losses in housing-related sectors and generate employment growth. The construction, finance and manufacturing sectors lost jobs; however, the government, education, health, transportation, and professional and business services sectors added jobs. Although Georgia may experience a slowdown in 2008 and 2009, overall job growth has the potential to increase in the next several years. The state has benefited from an expansion of foreign car manufacturers and parts suppliers attracted to the lower cost structure associated with southern states. At period-end, Georgia's unemployment rate was 6.3%, compared with the 6.1% national rate.(3)

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.


                             28 | Semiannual Report

Budgetary reserves were at historically high levels, which should provide some cushion to help offset projected revenue shortfalls for fiscal years 2008 and 2009. Georgia maintains conservative financial practices and has a history of responsiveness to budgetary pressures. Its constitution limits growth in appropriations to net projected revenues from existing sources and any unappropriated prior-year surplus. Current revenue shortfalls stem from declines in sales tax collections attributed to falling consumer spending amid higher fuel costs and the residential real estate slump.

Although growing, the state's debt burden was moderate in relation to national median levels. Georgia's debt per capita was $954 and its debt-to-income ratio was 3.0%, compared with the 50-state medians of $889 and 2.6%.(4) Independent credit rating agencies Moody's Investors Service and Standard & Poor's assigned Georgia's general obligation debt Aaa and AAA ratings with stable outlooks.(5) The ratings and outlooks reflected expectations that management will continue to monitor revenue and expenditure trends and take appropriate action to address revenue shortfalls and ensure long-term structural balance.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(4.) Source: Moody's Investors Service, "New Issue: Georgia (State of)," 6/9/08.

(5.) These do not indicate ratings of the Fund.

PORTFOLIO BREAKDOWN
Franklin Georgia Tax-Free Income Fund
8/31/08

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Utilities                                  27.7%
Prerefunded                                22.3%
Subject to Government Appropriations       14.3%
General Obligation                         10.4%
Hospital & Health Care                      9.7%
Transportation                              5.6%
Higher Education                            5.5%
Housing                                     1.5%
Tax-Supported                               1.3%
Other Revenue                               1.3%
Corporate-Backed                            0.4%

*    Does not include short-term investments and other net assets.


                             Semiannual Report | 29

Performance Summary as of 8/31/08

FRANKLIN GEORGIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FTGAX)                           CHANGE   8/31/08   2/29/08
-----------------------                           ------   -------   -------
Net Asset Value (NAV)                             +$0.40    $11.76    $11.36
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                         $0.2489

CLASS C (SYMBOL: FGAIX)                           CHANGE   8/31/08   2/29/08
-----------------------                           ------   -------   -------
Net Asset Value (NAV)                             +$0.40    $11.87    $11.47
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                         $0.2157

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                 6-MONTH            1-YEAR    5-YEAR   10-YEAR
-------                                 -------            ------   -------   -------
Cumulative Total Return(1)               +5.72%            +3.70%   +23.46%   +53.37%
Average Annual Total Return(2)           +1.27%            -0.67%    +3.41%    +3.92%
Avg. Ann. Total Return (9/30/08)(3)                        -7.81%    +1.56%    +3.18%
   Distribution Rate(4)                            4.10%
   Taxable Equivalent Distribution
      Rate(5)                                      6.71%
   30-Day Standardized Yield(6)                    3.60%
   Taxable Equivalent Yield(5)                     5.89%
   Total Annual Operating Expenses(7)              0.72%

CLASS C                                 6-MONTH            1-YEAR    5-YEAR   10-YEAR
-------                                 -------            ------   -------   -------
Cumulative Total Return(1)               +5.37%            +3.09%   +20.08%   +45.16%
Average Annual Total Return(2)           +4.37%            +2.10%    +3.73%    +3.80%
Avg. Ann. Total Return (9/30/08)(3)                        -5.14%    +1.91%    +3.07%
   Distribution Rate(4)                            3.69%
   Taxable Equivalent Distribution
      Rate(5)                                      6.04%
   30-Day Standardized Yield(6)                    3.22%
   Taxable Equivalent Yield(5)                     5.27%
   Total Annual Operating Expenses(7)              1.27%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             30 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/08.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and Georgia personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 31

Your Fund's Expenses

FRANKLIN GEORGIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             32 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/08      VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                          $1,000           $1,057.20              $3.58
Hypothetical (5% return before expenses)        $1,000           $1,021.73              $3.52
CLASS C
Actual                                          $1,000           $1,053.70              $6.42
Hypothetical (5% return before expenses)        $1,000           $1,018.95              $6.31

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.69% and C: 1.24%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             Semiannual Report | 33

Franklin Kentucky Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Kentucky Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Kentucky personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

CREDIT QUALITY BREAKDOWN*

Franklin Kentucky Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/08**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ......................  16.6%
AA .......................  36.7%
A ........................   9.4%
BBB ......................   9.8%
Below Investment Grade ...   1.2%
Not Rated by S&P .........  26.3%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     1.8%        --
AA or Aa      14.1%        --
A              5.9%       0.8%
BBB or Baa     3.7%        --
              ----        ---
Total         25.5%       0.8%

We are pleased to bring you Franklin Kentucky Tax-Free Income Fund's semi-annual report for the period ended August 31, 2008.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.57 on February 29, 2008, to $10.95 on August 31, 2008. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 102.


                             34 | Semiannual Report

Class A shares paid dividends totaling 22.85 cents per share for the same period.(2) The Performance Summary beginning on page 37 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.14%. An investor in the 2008 maximum combined effective federal and Kentucky personal income tax bracket of 38.90% would need to earn a distribution rate of 6.78% from a taxable investment to match the Fund's Class A tax-free distribution rate.

COMMONWEALTH UPDATE

Kentucky's economy continued to diversify, but at a slower pace than the nation's. The commonwealth relied heavily on the manufacturing sector, which faced job losses in recent years due to weakening in the domestic auto manufacturing sector. Despite these employment losses, overall employment increased in the past few years. At period-end, Kentucky's unemployment rate was 6.8%, compared with the 6.1% national rate.(3)

A slowing economy contributed to downwardly revised revenue forecasts for 2008. In response, Governor Beshear implemented spending reductions and transferred monies into the general fund. Although such efforts did not prevent dipping into reserves, the amended budget resulted in a largely intact budget reserve trust and $335 million in reserves.(4) Kentucky relies on lease-supported debt for the majority of its net tax-supported debt and strives to limit debt service to 6% of total state revenues, a goal it has consistently achieved over the past 10 years. However, relative to 2008 national medians, the commonwealth's debt levels were high. As a percentage of personal income, Kentucky's debt level was 4.7%, compared with the 2.6% national median, while debt per capita was $1,381, compared with the $889 national median.(4)

Independent credit rating agency Moody's Investors Service assigned Kentucky an issuer credit rating of Aa2 with a negative outlook.(5) The rating and outlook reflected the commonwealth's weakened economic and financial condition, which led to projected budget shortfalls in the current fiscal year and upcoming biennium. Kentucky has addressed these shortfalls largely by using one-time resources including a draw-down of reserve

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Moody's Investors Service, "New Issue: Kentucky (Commonwealth of),"
     7/24/08.
(5.) This does not indicate Moody's rating of the Fund.

DIVIDEND DISTRIBUTIONS*
Franklin Kentucky Tax-Free Income Fund
Class A

MONTH    DIVIDEND PER SHARE
-----    ------------------
March        3.75 cents
April        3.75 cents
May          3.75 cents
June         3.85 cents
July         3.85 cents
August       3.85 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             Semiannual Report | 35

PORTFOLIO BREAKDOWN

Franklin Kentucky Tax-Free Income Fund 8/31/08

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Utilities                                  31.7%
Subject to Government Appropriations       22.2%
Prerefunded                                12.6%
General Obligation                         10.7%
Higher Education                            8.3%
Hospital & Health Care                      5.4%
Transportation                              3.6%
Other Revenue                               3.1%
Tax-Supported                               1.2%
Housing                                     1.2%

*    Does not include short-term investments and other net assets.

balances. However, based on Kentucky's history of active financial management, Moody's expects the commonwealth to work toward stabilizing its fiscal condition and restoring structural budget balance.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             36 | Semiannual Report

Performance Summary as of 8/31/08

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRKYX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.38    $10.95    $10.57
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2285

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(2)                    +5.77%          +3.13%   +22.67%  +49.98%
Average Annual Total Return(3)                +1.27%          -1.25%    +3.27%   +3.69%
Avg. Ann. Total Return (9/30/08)(4)                           -7.70%    +1.51%   +3.03%
   Distribution Rate(5)                                4.14%
   Taxable Equivalent Distribution Rate(6)             6.78%
   30-Day Standardized Yield(7)                        3.77%
   Taxable Equivalent Yield(6)                         6.17%
   Total Annual Operating Expenses(8)                  0.76%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             Semiannual Report | 37

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the 3.95 cent per share current monthly dividend and the maximum offering price of $11.44 per share on 8/31/08.

(6.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and Kentucky personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

(7.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(8.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             38 | Semiannual Report

Your Fund's Expenses

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 39

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                                                 EXPENSES PAID
                                           BEGINNING ACCOUNT   ENDING ACCOUNT   DURING PERIOD*
CLASS A                                       VALUE 3/1/08      VALUE 8/31/08   3/1/08-8/31/08
-------                                    -----------------   --------------   --------------
Actual                                           $1,000           $1,057.70          $3.89
Hypothetical (5% return before expenses)         $1,000           $1,021.42          $3.82

* Expenses are calculated using the most recent six-month annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             40 | Semiannual Report

Franklin Louisiana Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Louisiana Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Louisiana personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

CREDIT QUALITY BREAKDOWN*
Franklin Louisiana Tax-Free Income Fund
8/31/08

                           % OF TOTAL
                           LONG-TERM
RATINGS                  INVESTMENTS**
-------                  -------------
AAA                          11.9%
AA                           51.9%
A                            11.5%
BBB                          11.8%
Below Investment Grade        0.6%
Not Rated by S&P             12.3%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     1.8%      0.5%
AA or Aa       0.7%       --
A              5.1%       --
BBB or Baa     2.0%      2.2%
               ---       ---
Total          9.6%      2.7%

We are pleased to bring you Franklin Louisiana Tax-Free Income Fund's semi-annual report for the period ended August 31, 2008.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.74 on February 29, 2008, to $11.10 on August 31, 2008. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 108.


                             Semiannual Report | 41

DIVIDEND DISTRIBUTIONS*
Franklin Louisiana Tax-Free Income Fund

            DIVIDEND PER SHARE
         -----------------------
MONTH      CLASS A      CLASS C
-----    ----------   ----------
March    3.94 cents   3.40 cents
April    3.94 cents   3.40 cents
May      3.94 cents   3.40 cents
June     3.99 cents   3.47 cents
July     3.99 cents   3.47 cents
August   3.99 cents   3.47 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 23.80 cents per share for the same period.(2) The Performance Summary beginning on page 44 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.13% based on an annualization of the current 3.99 cent per share dividend and the maximum offering price of $11.59 on August 31, 2008. An investor in the 2008 maximum combined effective federal and Louisiana personal income tax bracket of 38.90% would need to earn a distribution rate of 6.76% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Louisiana's economic and fiscal recovery following Hurricane Katrina continued during the period. After ending fiscal year 2007 with a $1 billion cash surplus, the state anticipated another significant surplus for fiscal year 2008.(3) Recent estimates indicated fiscal year 2008 tax revenues $1 billion higher than budgeted.(3) Unreserved, undesignated general fund and rainy day funds grew over the past three years largely due to strengthened fiscal controls, an infusion of capital after Hurricane Katrina, and increased tax collections due to higher oil and natural gas prices.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Moody's Investors Service, "New Issue: Louisiana (State of),"
     7/2/08.


                             42 | Semiannual Report

As the state's economy and financial situation have improved, Louisiana has been actively pursuing economic and business development. For example, the state recently implemented business tax cuts to spur business investment. Personal income taxes were also reduced. Although rebuilding efforts following Katrina were slow to begin, activity has picked up recently. Of more than $25 billion in federal disaster recovery funds allocated, only $10 billion has been spent.(3) The remaining $15 billion, intended for housing and other infrastructure, ensures a steady source of capital to support the state's rebounding economy.(3)

At period-end, the state's unemployment rate was 4.7%, compared with the 6.1% national rate.(4) Largely due to Louisiana's robust growth in recent years, independent credit rating agency Moody's Investors Service upgraded the state's general obligation bond rating to A1 from A2 with a stable outlook.(5) The rating and outlook reflected the state's stable economic growth and steady recovery following Hurricane Katrina.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(4.) Source: Bureau of Labor Statistics.

(5.) This does not indicate Moody's rating of the Fund.

PORTFOLIO BREAKDOWN
Franklin Louisiana Tax-Free Income Fund
8/31/08

                      % OF TOTAL
                       LONG-TERM
                     INVESTMENTS*
                     ------------
Tax-Supported            16.3%
Utilities                15.0%
Prerefunded              11.5%
General Obligation       10.3%
Subject to
   Government
   Appropriations         9.5%
Higher Education          8.4%
Transportation            8.1%
Other Revenue             8.0%
Hospital & Health
   Care                   6.2%
Housing                   4.4%
Corporate-Backed          2.3%

*    Does not include short-term investments and other net assets.


                             Semiannual Report | 43

Performance Summary as of 8/31/08

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKLAX)                     CHANGE   8/31/08   2/29/08
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$0.36    $11.10    $10.74
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                   $0.2380

CLASS C (SYMBOL: FLAIX)                     CHANGE   8/31/08   2/29/08
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$0.37    $11.22    $10.85
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                   $0.2062


                             44 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                 -------           ------   -------   -------
Cumulative Total Return(1)               +5.58%           +2.33%   +21.77%   +52.29%
Average Annual Total Return(2)           +1.06%           -2.00%    +3.12%    +3.84%
Avg. Ann. Total Return (9/30/08)(3)                       -9.13%    +1.24%    +3.08%
   Distribution Rate(4)                           4.13%
   Taxable Equivalent Distribution
      Rate(5)                                     6.76%
   30-Day Standardized Yield(6)                   3.87%
   Taxable Equivalent Yield(5)                    6.33%
   Total Annual Operating Expenses(7)             0.71%

CLASS C                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                 -------           ------   -------   -------
Cumulative Total Return(1)               +5.32%           +1.84%   +18.53%   +44.22%
Average Annual Total Return(2)           +4.32%           +0.85%    +3.46%    +3.73%
Avg. Ann. Total Return (9/30/08)(3)                       -6.46%    +1.57%    +2.98%
   Distribution Rate(4)                           3.68%
   Taxable Equivalent Distribution
      Rate(5)                                     6.02%
   30-Day Standardized Yield(6)                   3.52%
   Taxable Equivalent Yield(5)                    5.76%
   Total Annual Operating Expenses(7)             1.26%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             Semiannual Report | 45

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/08.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and Louisiana personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             46 | Semiannual Report

Your Fund's Expenses

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 47

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/08      VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,055.80              $3.58
Hypothetical (5% return before expenses)         $1,000           $1,021.73              $3.52
CLASS C
Actual                                           $1,000           $1,053.20              $6.42
Hypothetical (5% return before expenses)         $1,000           $1,018.95              $6.31

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.69% and C: 1.24%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             48 | Semiannual Report

Franklin Maryland Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Maryland Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Maryland state and local personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

CREDIT QUALITY BREAKDOWN*
Franklin Maryland Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/08**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ................   25.4%
AA .................   30.7%
A ..................    8.5%
BBB ................   20.8%
Not Rated by S&P ...   14.6%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AA or Aa       5.3%       --
A              0.9%       --
BBB or Baa     7.3%      1.1%
              ----       ---
Total         13.5%      1.1%

We are pleased to bring you Franklin Maryland Tax-Free Income Fund's semi-annual report for the period ended August 31, 2008.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.81 on February 29, 2008, to $11.15 on August 31, 2008. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 114.


                             Semiannual Report | 49

DIVIDEND DISTRIBUTIONS*

Franklin Maryland Tax-Free Income Fund

            DIVIDEND PER SHARE
         -----------------------
MONTH      CLASS A      CLASS C
-----    ----------   ----------
March    4.04 cents   3.50 cents
April    4.04 cents   3.50 cents
May      4.04 cents   3.50 cents
June     4.04 cents   3.52 cents
July     4.04 cents   3.52 cents
August   4.04 cents   3.52 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 24.25 cents per share for the same period.(2) The Performance Summary beginning on page 52 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.20% based on an annualization of the current 4.07 cent per share dividend and the maximum offering price of $11.64 on August 31, 2008. An investor in the 2008 maximum combined effective federal and Maryland state and local personal income tax bracket of 41.14% would need to earn a distribution rate of 7.14% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Maryland's broad-based, diverse economy historically has outpaced the nation's. In the past few years, however, the state's economic growth rate was lower than the national rate, largely due to a weakening construction sector and ongoing manufacturing sector declines. Despite job losses in those areas, Maryland's 4.5% unemployment rate at period-end was lower than the 6.1% national rate as the business, education, health services, and leisure and hospitality sectors added jobs during the past few years.(3) Although the state's economy has diversified in recent years, it continued to be more affected by federal government activities than most states.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.


                             50 | Semiannual Report

Over the past few years, revenue performance declined due to the slumping housing market and economic uncertainty, which contributed to weakened sales and personal income tax collections. State officials took action to address a significant fiscal year 2009 budget gap due to previously enacted income tax cuts, increased education funding and slowing economy. They increased fiscal year 2008 revenues through restructuring income taxes and raising sales, corporate income and cigarette taxes. Maryland's personal income levels remained high relative to national levels, with state personal income per capita at 119% of the U.S. average.(4) The state's debt levels eased considerably in recent years. Relative to 2008 national median levels, Maryland ranked 16th in debt per capita and 21st in debt as a percentage of personal income.(4)

Independent credit rating agencies Standard & Poor's and Moody's Investors Service assigned Maryland's general obligation bonds their highest ratings of AAA and Aaa with stable outlooks.(5) The ratings and outlooks reflected the state's economic strength and historically strong financial and debt management practices. Maryland has a solid history of managing its finances through periods of fiscal stress and addressed a recent structural budget gap, which improved the state's long-term financial outlook.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(4.) Source: Moody's Investors Service, "New Issue: Maryland (State of),"
     7/14/08.

(5.) These do not indicate ratings of the Fund.

PORTFOLIO BREAKDOWN
Franklin Maryland Tax-Free Income Fund
8/31/08

                          % OF TOTAL
                           LONG-TERM
                         INVESTMENTS*
                         ------------
Prerefunded                  20.3%
Hospital & Health Care       20.2%
Higher Education             16.2%
Utilities                    10.6%
Transportation                9.6%
General Obligation            8.7%
Other Revenue                 6.0%
Housing                       5.3%
Subject to Government
   Appropriations             1.8%
Tax-Supported                 0.9%
Corporate-Backed              0.4%

*    Does not include short-term investments and other net assets.


                             Semiannual Report | 51

Performance Summary as of 8/31/08

FRANKLIN MARYLAND TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FMDTX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.34    $11.15    $10.81
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2425

CLASS C (SYMBOL: FMDIX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.36    $11.31    $10.95
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2107

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                 6-MONTH           1-YEAR   5-YEAR   10-YEAR
-------                                 -------           ------   ------   -------
Cumulative Total Return(1)               +5.40%           +1.95%   +19.95%  +51.01%
Average Annual Total Return(2)           +0.91%           -2.42%    +2.81%   +3.76%
Avg. Ann. Total Return (9/30/08)(3)                       -9.35%    +1.16%   +3.06%
   Distribution Rate(4)                           4.20%
   Taxable Equivalent Distribution
      Rate(5)                                     7.14%
   30-Day Standardized Yield(6)                   3.85%
   Taxable Equivalent Yield(5)                    6.54%
   Total Annual Operating Expenses(7)             0.67%

CLASS C                                 6-MONTH           1-YEAR   5-YEAR   10-YEAR
-------                                 -------           ------   ------   -------
Cumulative Total Return(1)               +5.22%           +1.54%   +16.82%  +43.18%
Average Annual Total Return(2)           +4.22%           +0.56%    +3.16%   +3.65%
Avg. Ann. Total Return (9/30/08)(3)                       -6.80%    +1.49%   +2.94%
   Distribution Rate(4)                           3.77%
   Taxable Equivalent Distribution
      Rate(5)                                     6.41%
   30-Day Standardized Yield(6)                   3.48%
   Taxable Equivalent Yield(5)                    5.91%
   Total Annual Operating Expenses(7)             1.22%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             52 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/08.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and Maryland state and local personal income tax rate of 41.14%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 53

Your Fund's Expenses

FRANKLIN MARYLAND TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             54 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/08      VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,054.00              $3.42
Hypothetical (5% return before expenses)         $1,000           $1,021.88              $3.36
CLASS C
Actual                                           $1,000           $1,052.20              $6.26
Hypothetical (5% return before expenses)         $1,000           $1,019.11              $6.16

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66% and C: 1.21%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             Semiannual Report | 55

Franklin Missouri Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Missouri Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Missouri personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

CREDIT QUALITY BREAKDOWN*
Franklin Missouri Tax-Free Income Fund
8/31/08

                               % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                               31.1%
AA                                38.1%
A                                  4.3%
BBB                               12.7%
Below Investment Grade             0.5%
Not Rated by S&P                  13.3%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 2.4%      1.6%
AA or Aa                   2.4%       --
A                          1.7%      0.7%
BBB or Baa                 0.9%      3.4%
Below Investment Grade      --       0.2%
                           ---       ---
Total                      7.4%      5.9%

We are pleased to bring you Franklin Missouri Tax-Free Income Fund's semi-annual report for the period ended August 31, 2008.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.52 on February 29, 2008, to $11.82 on August 31, 2008. The

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 120.


                             56 | Semiannual Report

DIVIDEND DISTRIBUTIONS*

Franklin Missouri Tax-Free Income Fund

            DIVIDEND PER SHARE
         -----------------------
MONTH      CLASS A      CLASS C
-----    ----------   ----------
March    4.28 cents   3.72 cents
April    4.28 cents   3.72 cents
May      4.28 cents   3.72 cents
June     4.28 cents   3.72 cents
July     4.28 cents   3.72 cents
August   4.28 cents   3.72 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Fund's Class A shares paid dividends totaling 25.69 cents per share for the same period.(2) The Performance Summary beginning on page 59 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.19% based on an annualization of the current 4.31 cent per share dividend and the maximum offering price of $12.34 on August 31, 2008. An investor in the 2008 maximum combined effective federal and Missouri personal income tax bracket of 38.90% would need to earn a distribution rate of 6.86% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Missouri's economy slowed along with the nation's during the six months under review. Missouri's once-dominant and still-integral manufacturing sector continued its steady decline, but over the years the state's economic base has diversified. The education, health and professional services sectors now make up the majority of the state's employment. The St. Louis and Kansas City metropolitan areas in particular offered an expanding list of employment opportunities and contributed a good portion of the state's income. In August, the state's 6.6% unemployment rate was higher than the 6.1% national average.(3)

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.


                             Semiannual Report | 57

PORTFOLIO BREAKDOWN

Franklin Missouri Tax-Free Income Fund
8/31/08

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Prerefunded                                18.7%
Utilities                                  17.0%
Hospital & Health Care                     14.7%
Higher Education                           12.8%
Subject to Government Appropriations        9.0%
Other Revenue                               8.0%
Tax-Supported                               6.7%
General Obligation                          5.5%
Transportation                              4.3%
Corporate-Backed                            2.3%
Housing                                     1.0%

*    Does not include short-term investments and other net assets.

In fiscal year 2008, state general fund revenues increased based on higher personal and corporate income tax collections despite lower sales tax receipts. Spending was lower than projected, and the budget stabilization fund was fully funded. The budget surplus was the result of Missouri's detailed research on revenue and expenditure growth trends and due to monthly budget reconciliations, which addressed appropriation shortfalls early on. To ensure prudent financial management and a solvent budget, the Missouri constitution dictated several fiscal measures, which included prohibiting the state from issuing most general obligation debt without voter approval. As a result, the state's capital financing strategy relied more on revenue and annual appropriations bonds, and the state's debt burden, at $613 per capita and 1.8% of personal income, was much lower than the national average.(4)

Independent credit rating agency Standard & Poor's assigned Missouri's general obligation bonds its highest rating of AAA with a stable outlook.(5) The rating reflected the state's healthy and diverse economic base, strong financial management, high reserve levels and low debt burden.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(4.) Source: Standard & Poor's, "State Review: Missouri," RATINGSDIRECT,
     8/29/08.

(5.) This does not indicate Standard & Poor's rating of the Fund.


                             58 | Semiannual Report

Performance Summary as of 8/31/08

FRANKLIN MISSOURI TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRMOX)                                CHANGE   8/31/08   2/29/08
-----------------------                                ------   -------   -------
Net Asset Value (NAV)                                  +$0.30   $11.82     $11.52
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                              $0.2569

CLASS C (SYMBOL: FMOIX)                                CHANGE   8/31/08   2/29/08
-----------------------                                ------   -------   -------
Net Asset Value (NAV)                                  +$0.30   $11.90     $11.60
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                              $0.2233

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +4.85%          +3.21%   +22.92%  +53.91%
Average Annual Total Return(2)                +0.40%          -1.18%    +3.31%   +3.96%
Avg. Ann. Total Return (9/30/08)(3)                           -8.38%    +1.57%   +3.22%
   Distribution Rate(4)                                4.19%
   Taxable Equivalent Distribution Rate(5)             6.86%
   30-Day Standardized Yield(6)                        3.82%
   Taxable Equivalent Yield(5)                         6.25%
   Total Annual Operating Expenses(7)                  0.66%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +4.61%          +2.63%   +19.62%  +45.71%
Average Annual Total Return(2)                +3.61%          +1.64%    +3.65%   +3.84%
Avg. Ann. Total Return (9/30/08)(3)                           -5.72%    +1.89%   +3.10%
   Distribution Rate(4)                                3.80%
   Taxable Equivalent Distribution Rate(5)             6.22%
   30-Day Standardized Yield(6)                        3.44%
   Taxable Equivalent Yield(5)                         5.63%
   Total Annual Operating Expenses(7)                  1.21%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             Semiannual Report | 59

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/08.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and Missouri personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             60 | Semiannual Report

Your Fund's Expenses

FRANKLIN MISSOURI TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 61

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/08      VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                           -----------------   -------------    ----------------------
CLASS A
Actual                                           $1,000           $1,048.50              $3.30
Hypothetical (5% return before expenses)         $1,000           $1,021.98              $3.26
CLASS C
Actual                                           $1,000           $1,046.10              $6.14
Hypothetical (5% return before expenses)         $1,000           $1,019.21              $6.06

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64% and C: 1.19%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             62 | Semiannual Report

Franklin North Carolina Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin North Carolina Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and North Carolina personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin North Carolina Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/08**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ...............   30.2%
AA ................   43.1%
A .................    4.7%
BBB ...............   14.1%
Not Rated by S&P ..    7.9%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 1.1%       --
AA or Aa                   4.5%       --
A                          1.2%       --
BBB or Baa                 0.8%      0.1%
Below Investment Grade     0.2%       --
                           ---       ---
Total                      7.8%      0.1%

We are pleased to bring you Franklin North Carolina Tax-Free Income Fund's semiannual report for the period ended August 31, 2008.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 128.


                             Semiannual Report | 63

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

DIVIDEND DISTRIBUTIONS*
Franklin North Carolina Tax-Free Income Fund

            DIVIDEND PER SHARE
         -----------------------
MONTH      CLASS A      CLASS C
-----    ----------   ----------
March    4.15 cents   3.58 cents
April    4.15 cents   3.58 cents
May      4.15 cents   3.58 cents
June     4.15 cents   3.61 cents
July     4.15 cents   3.61 cents
August   4.15 cents   3.61 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.46 on February 29, 2008, to $11.86 on August 31, 2008. The Fund's Class A shares paid dividends totaling 24.90 cents per share for the same period.(2) The Performance Summary beginning on page 66 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.02% based on an annualization of the current 4.15 cent per share dividend and the maximum offering price of $12.39 on August 31, 2008. An investor in the 2008 maximum combined effective federal and North Carolina personal income tax bracket of 40.04% would need to earn a distribution rate of 6.70% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

During the six months under review, North Carolina's economy decelerated amid a national slowdown. The state was more resilient, relative to other states, in weathering the housing market downturn, as its demographic trends stayed positive and home prices held up better than the U.S. average. In recent years, North Carolina's economy outpaced national growth rates as it continued to transition from a manufacturing base to one that is more diversified.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             64 | Semiannual Report

Job gains in the education and health services sectors as well as the state government during the review period offset some of the weakness from ongoing contraction in manufacturing, which continued to lose jobs. Overall employment growth slowed, but the growth rate was positive and above the national average. As of August 2008, the state's 6.9% unemployment rate was higher than the country's 6.1% average.(3)

Despite recent economic deceleration, North Carolina delivered a sound financial performance for fiscal year 2007 and recorded a general fund surplus for the third consecutive year. The state implemented difficult but timely revenue and spending revisions to ensure a balanced budget and increased reserve levels. Although revenue projections were adjusted downward for fiscal year 2008, the budget was balanced with preliminary results pointing to another surplus. While historically moderate, North Carolina's net tax-supported debt increased significantly in recent years partly due to large issuances for higher education capital projects. Despite this sizable increase, the state's debt burden, at $774 per capita and 2.3% of personal income, remained moderate compared with those of other states.(4)

Independent credit rating agency Standard & Poor's assigned North Carolina its highest AAA rating with a stable outlook.(5) The rating reflected North Carolina's strong financial management, replenished reserve fund and healthy financial outlook.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "State Review: North Carolina," RATINGSDIRECT,
     8/5/08.

(5.) This does not indicate Standard & Poor's rating of the Fund.

PORTFOLIO BREAKDOWN
Franklin North Carolina Tax-Free
Income Fund
8/31/08

                               % OF TOTAL
                         LONG-TERM INVESTMENTS*
                         ----------------------
Utilities                         20.4%
Hospital & Health Care            18.6%
Prerefunded                       13.7%
Higher Education                  13.1%
Subject to Government
   Appropriations                 12.1%
Transportation                    10.7%
General Obligation                 5.9%
Housing                            2.0%
Other Revenue                      1.5%
Corporate-Backed                   1.0%
Tax-Supported                      1.0%

*    Does not include short-term investments and other net assets.


                             Semiannual Report | 65

Performance Summary as of 8/31/08

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FXNCX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.40    $11.86    $11.46
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2490

CLASS C (SYMBOL: FNCIX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.41    $11.99    $11.58
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2158

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                      6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                      -------           ------   -------   -------
Cumulative Total Return(1)                    +5.68%           +3.34%   +22.92%   +54.09%
Average Annual Total Return(2)                +1.18%           -1.05%    +3.31%    +3.97%
Avg. Ann. Total Return (9/30/08)(3)                            -8.59%    +1.48%    +3.17%
   Distribution Rate(4)                                4.02%
   Taxable Equivalent Distribution Rate(5)             6.70%
   30-Day Standardized Yield(6)                        3.90%
   Taxable Equivalent Yield(5)                         6.50%
   Total Annual Operating Expenses(7)                  0.65%

CLASS A                                      6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                      -------           ------   -------   -------
Cumulative Total Return(1)                    +5.42%           +2.82%   +19.50%   +45.87%
Average Annual Total Return(2)                +4.42%           +1.83%    +3.63%    +3.85%
Avg. Ann. Total Return (9/30/08)(3)                            -5.99%    +1.81%    +3.06%
   Distribution Rate(4)                                3.61%
   Taxable Equivalent Distribution Rate(5)             6.02%
   30-Day Standardized Yield(6)                        3.55%
   Taxable Equivalent Yield(5)                         5.92%
   Total Annual Operating Expenses(7)                  1.20%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             66 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/08.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and North Carolina personal income tax rate of 40.04%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 67

Your Fund's Expenses

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             68 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.


                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 3/1/08      VALUE 8/31/08   PERIOD* 3/31/08-8/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,056.80              $3.27
Hypothetical (5% return before expenses)         $1,000           $1,022.03              $3.21
CLASS C
Actual                                           $1,000           $1,054.20              $6.11
Hypothetical (5% return before expenses)         $1,000           $1,019.26              $6.01

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63% and C: 1.18%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             Semiannual Report | 69

Franklin Virginia Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Virginia Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Virginia personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Virginia Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/08**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .................   31.7%
AA ..................   46.1%
A ...................    3.1%
BBB .................    9.0%
Not Rated by S&P ....   10.1%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 0.2%      0.3%
AA or Aa                   2.1%       --
A                          4.7%       --
BBB or Baa                 1.8%       --
Below Investment Grade     1.0%       --
                           ---       ---
Total                      9.8%      0.3%

We are pleased to bring you Franklin Virginia Tax-Free Income Fund's semiannual report for the period ended August 31, 2008.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 137.


                             70 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Virginia Tax-Free Income Fund

                DIVIDEND PER SHARE
             -----------------------
MONTH          CLASS A      CLASS C
-----        ----------   ----------
March        4.00 cents   3.44 cents
April        4.00 cents   3.44 cents
May          4.00 cents   3.44 cents
June         4.00 cents   3.47 cents
July         4.00 cents   3.47 cents
August       4.00 cents   3.47 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.12 on February 29, 2008, to $11.44 on August 31, 2008. The Fund's Class A shares paid dividends totaling 24.00 cents per share for the same period.(2) The Performance Summary beginning on page 73 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.02% based on an annualization of the current 4.00 cent per share dividend and the maximum offering price of $11.95 on August 31, 2008. An investor in the 2008 maximum combined effective federal and Virginia personal income tax bracket of 38.74% would need to earn a distribution rate of 6.56% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

COMMONWEALTH UPDATE

Virginia's economic performance was solid during the reporting period compared with the rest of the nation as employment trends remained generally positive. Nonfarm payroll employment increased, and in August 2008, the commonwealth's 4.6% unemployment rate was notably lower than the 6.1% national average.(3) A large military presence and proximity to the nation's capital remained stabilizing factors for Virginia's economy. Median household effective buying power and per-capita income continued to grow and were

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.


                             Semiannual Report | 71

PORTFOLIO BREAKDOWN

Franklin Virginia Tax-Free Income Fund 8/31/08

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Utilities                                  22.4%
Prerefunded                                20.0%
Other Revenue                              16.8%
Hospital & Health Care                      8.8%
General Obligation                          8.1%
Transportation                              7.4%
Subject to Government Appropriations        4.7%
Tax-Supported                               3.9%
Higher Education                            3.2%
Housing                                     2.6%
Corporate-Backed                            2.1%

*    Does not include short-term investments and other net assets.

well above national levels. However, consistent with national trends, the commonwealth's real estate market slowed, particularly in northern Virginia, an area that had grown significantly in recent years.

Virginia ended fiscal year 2007 with a general fund surplus for the fourth consecutive year and a fully funded revenue stabilization fund. However, the commonwealth faces a revenue shortfall in fiscal year 2008 and growth estimates were revised downward accordingly. Tax collections fell along with the depressed housing market, as the governor proposed to cut costs and draw on the revenue stabilization fund to address the budget gap. For the first quarter of fiscal year 2008, revenues were on track with the revised annual forecast.

Virginia's debt burden remained manageable and debt ratios were low, with overall net debt per capita at $782 and 1.9% of personal income.(4) Independent credit rating agency Standard & Poor's assigned Virginia its highest rating of AAA with a stable outlook.(5) This rating reflected the commonwealth's solid and broad-based economy, strong financial operations, proactive and conservative budgeting, and manageable debt burden.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(4.) Source: Standard & Poor's, "State Review: Virginia," RATINGSDIRECT,
     7/21/08.

(5.) This does not indicate Standard & Poor's rating of the Fund.


                             72 | Semiannual Report

Performance Summary as of 8/31/08

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRVAX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.32    $11.44    $11.12
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2400

CLASS C (SYMBOL: FVAIX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.33    $11.57    $11.24
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2074

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                           6-MONTH          1-YEAR   5-YEAR    10-YEAR
-------                                           -------          ------   -------   -------
Cumulative Total Return(1)                         +5.05%          +3.43%   +23.76%   +52.02%
Average Annual Total Return(2)                     +0.62%          -0.95%    +3.45%    +3.83%
Avg. Ann. Total Return (9/30/08)(3)                                -7.80%    +1.76%    +3.11%
   Distribution Rate(4)                                     4.02%
   Taxable Equivalent Distribution Rate(5)                  6.56%
   30-Day Standardized Yield(6)                             3.72%
   Taxable Equivalent Yield(5)                              6.07%
   Total Annual Operating Expenses(7)                       0.66%

CLASS C                                           6-MONTH          1-YEAR   5-YEAR    10-YEAR
-------                                           -------          ------   -------   -------
Cumulative Total Return(1)                         +4.79%          +2.91%   +20.44%   +44.10%
Average Annual Total Return(2)                     +3.79%          +1.92%    +3.79%    +3.72%
Avg. Ann. Total Return (9/30/08)(3)                                -5.18%    +2.10%    +2.99%
     Distribution Rate(4)                                   3.61%
     Taxable Equivalent Distribution Rate(5)                5.89%
     30-Day Standardized Yield(6)                           3.34%
     Taxable Equivalent Yield(5)                            5.45%
     Total Annual Operating Expenses(7)                     1.21%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             Semiannual Report | 73

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/08.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and Virginia personal income tax rate of 38.74%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             74 | Semiannual Report

Your Fund's Expenses

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 75

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                               BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                                 VALUE 3/1/08       VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                               -----------------   --------------   ----------------------
CLASS A
Actual                                               $1,000           $1,050.50              $3.36
Hypothetical (5% return before expenses)             $1,000           $1,021.93              $3.31
CLASS C
Actual                                               $1,000           $1,047.90              $6.19
Hypothetical (5% return before expenses)             $1,000           $1,019.16              $6.11

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65% and C: 1.20%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             76 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                   SIX MONTHS ENDED                    YEAR ENDED FEBRUARY 28,
                                                    AUGUST 31, 2008   ----------------------------------------------------------
CLASS A                                               (UNAUDITED)      2008(a)       2007         2006         2005      2004(a)
-------                                            ----------------   --------     --------     --------     --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........       $  10.84       $  11.51     $  11.49     $  11.61     $  11.76   $  11.50
                                                       --------       --------     --------     --------     --------   --------
Income from investment operations(b):
   Net investment income(c).....................           0.24           0.47         0.48         0.50         0.51       0.52
   Net realized and unrealized gains (losses) ..           0.26          (0.67)        0.02        (0.12)       (0.16)      0.26
                                                       --------       --------     --------     --------     --------   --------
Total from investment operations ...............           0.50          (0.20)        0.50         0.38         0.35       0.78
                                                       --------       --------     --------     --------     --------   --------
Less distributions from net investment income ..          (0.24)         (0.47)       (0.48)       (0.50)       (0.50)     (0.52)
                                                       --------       --------     --------     --------     --------   --------
Redemption fees ................................             --(d)          --(d)        --(d)        --(d)        --         --
                                                       --------       --------     --------     --------     --------   --------
Net asset value, end of period .................       $  11.10       $  10.84     $  11.51     $  11.49     $  11.61   $  11.76
                                                       ========       ========     ========     ========     ========   ========
Total return(e).................................           4.69%         (1.96)%       4.50%        3.34%        3.12%      6.92%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................           0.70%          0.71%        0.71%        0.72%        0.72%      0.72%
Net investment income ..........................           4.21%          4.14%        4.23%        4.31%        4.39%      4.47%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............       $241,849       $230,439     $244,272     $237,848     $225,258   $236,225
Portfolio turnover rate ........................           8.08%         16.92%       16.04%       12.86%        8.53%     12.53%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 77

Franklin Tax-Free Trust

FRANKLIN ALABAMA TAX-FREE INCOME FUND


                                                   SIX MONTHS ENDED                   YEAR ENDED FEBRUARY 28,
                                                    AUGUST 31, 2008   -----------------------------------------------------
CLASS C                                               (UNAUDITED)     2008(a)       2007        2006        2005    2004(a)
-------                                            ----------------   -------     -------     -------     -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........       $ 10.93        $ 11.60     $ 11.58     $ 11.70     $ 11.84   $ 11.58
                                                       -------        -------     -------     -------     -------   -------
Income from investment operations(b):
   Net investment income(c) ....................          0.21           0.41        0.42        0.44        0.45      0.45
   Net realized and unrealized gains (losses) ..          0.26          (0.68)       0.02       (0.12)      (0.15)     0.26
                                                       -------        -------     -------     -------     -------   -------
Total from investment operations ...............          0.47          (0.27)       0.44        0.32        0.30      0.71
                                                       -------        -------     -------     -------     -------   -------
Less distributions from net investment income ..         (0.20)         (0.40)      (0.42)      (0.44)      (0.44)    (0.45)
                                                       -------        -------     -------     -------     -------   -------
Redemption fees ................................            --(d)          --(d)       --(d)       --(d)       --        --
                                                       -------        -------     -------     -------     -------   -------
Net asset value, end of period .................       $ 11.20        $ 10.93     $ 11.60     $ 11.58     $ 11.70   $ 11.84
                                                       =======        =======     =======     =======     =======   =======
Total return(e).................................          4.35%         (2.39)%      3.89%       2.75%       2.63%     6.25%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................          1.25%          1.26%       1.26%       1.27%       1.27%     1.29%
Net investment income ..........................          3.66%          3.59%       3.68%       3.76%       3.84%     3.90%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............       $43,580        $38,341     $38,094     $35,638     $31,702   $30,504
Portfolio turnover rate ........................          8.08%         16.92%      16.04%      12.86%       8.53%    12.53%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             78 | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

                                                                          PRINCIPAL
    FRANKLIN ALABAMA TAX-FREE INCOME FUND                                   AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS 98.7%
    ALABAMA 89.9%
    Alabama Building Renovation Finance Authority Revenue, Refunding,
       AMBAC Insured, 5.625%, 9/01/24 ................................   $ 2,500,000   $  2,598,375
    Alabama Drinking Water Finance Authority Revenue, Revolving Fund
       Loan, Series A, AMBAC Insured, 5.25%, 8/15/24 .................     1,755,000      1,804,456
    Alabama State Docks Department Docks Facilities Revenue, MBIA
       Insured, Pre-Refunded, 5.50%, 10/01/22 ........................     1,000,000      1,022,930
    Alabama State University Revenue, General Tuition and Fee, Assured
       Guaranty, 5.00%, 5/01/38 ......................................     1,545,000      1,551,674
    Alabama Water Pollution Control Authority Revenue, Revolving Fund
       Loan, Series A, AMBAC Insured, 5.00%, 8/15/23 .................     4,435,000      4,512,657
    Alabaster GO, wts., AMBAC Insured, Pre-Refunded, 5.00%, 9/01/24 ..     3,470,000      3,733,269
    Alabaster Sewer Revenue, AMBAC Insured, 5.00%, 4/01/29 ...........     2,055,000      2,056,891
    Athens GO, wts., XLCA Insured, 5.00%, 2/01/36 ....................     2,560,000      2,526,029
    Auburn GO, Refunding, FSA Insured, 5.00%, 1/01/24 ................     1,500,000      1,520,250
    Auburn University General Fee Revenue,
       AMBAC Insured, 5.00%, 6/01/34 .................................     2,000,000      2,002,820
       Auburn University, Series A, FSA Insured, 5.00%, 6/01/38 ......    13,000,000     13,081,380
    Auburn University Revenues, Athletic, Series A, FSA Insured,
       5.00%, 4/01/32 ................................................     2,000,000      2,022,220
    Bessemer GO, wts., XLCA Insured, 5.00%, 2/01/35 ..................     1,990,000      1,913,763
    Bessemer Governmental Utility Services Corp. Water Supply Revenue,
       Refunding, Series A, Assured Guaranty, 5.00%, 6/01/39 .........     3,825,000      3,800,902
    Birmingham GO, Capital Improvement, Series B, AMBAC Insured,
       Pre-Refunded, 5.00%, 12/01/32 .................................     2,000,000      2,185,620
    Birmingham Southern College Private Educational Building Authority
       Tuition Revenue, Refunding, 5.35%, 12/01/19 ...................     1,000,000        970,340
    Butler County Public Education Cooperative District, Series A,
       XLCA Insured, 5.00%, 7/01/37 ..................................     9,025,000      7,507,266
    Central Elmore Water and Sewer Authority Revenue, Water, MBIA
       Insured, 5.00%, 1/01/29 .......................................     4,290,000      4,294,933
    Clarke and Mobile Counties Gas District Revenue, AMBAC Insured,
       Pre-Refunded, 5.875%, 12/01/23 ................................     4,000,000      4,276,320
    Coffee County PBA, Building Revenue, MBIA Insured, 5.00%,
       9/01/27 .......................................................     2,145,000      2,233,310
    Cullman and Jefferson Counties Gas District Gas Revenue,
       MBIA Insured, 5.85%, 7/01/24 ..................................     2,000,000      2,125,340
    DCH Health Care Authority Health Care Facilities Revenue,
       5.125%, 6/01/36 ...............................................     7,000,000      6,552,560
    East Alabama Health Care Authority Health Care Facilities Revenue,
       Mandatory Put 9/01/18,
       Series A, 5.25%, 9/01/36 ......................................     5,000,000      4,946,450
       Series B, 5.50%, 9/01/33 ......................................     4,500,000      4,489,695
    Etowah County Board of Education Special Tax, School wts.,
       FSA Insured, 5.00%,
       9/01/24 .......................................................     4,235,000      4,343,924
       9/01/28 .......................................................     2,000,000      2,032,640
       9/01/33 .......................................................     2,500,000      2,517,550
    Fairfield GO, wts., Refunding, AMBAC Insured, 5.00%, 2/01/29 .....     1,500,000      1,519,770
    Fairfield IDB Environmental Improvement Revenue, USX Corp.
       Project, Refunding, 5.45%, 9/01/14 ............................     2,000,000      2,031,720
    Florence Electric Revenue, wts., FSA Insured, 5.25%, 6/01/19 .....     1,415,000      1,448,267
    Franklin County GO, wts., Series B, AMBAC Insured, 5.125%,
       10/01/33 ......................................................     2,000,000      2,029,800
    Houston County Health Care Authority Revenue,
       AMBAC Insured, Pre-Refunded, 6.125%, 10/01/25 .................     1,000,000      1,055,410
       AMBAC Insured, Pre-Refunded, 6.25%, 10/01/30 ..................     3,150,000      3,328,731
       Series A, AMBAC Insured, 5.25%, 10/01/30 ......................     5,000,000      4,891,100


                             Semiannual Report | 79

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN ALABAMA TAX-FREE INCOME FUND                                   AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    ALABAMA (CONTINUED)
    Huntsville Capital Improvement GO, Series A, AMBAC Insured, 5.00%,
       2/01/23 .......................................................   $ 1,000,000   $  1,023,360
    Huntsville Health Care Authority Revenue, Series A, MBIA Insured,
       5.00%, 6/01/24 ................................................     1,100,000      1,119,437
       Pre-Refunded, 5.40%, 6/01/22 ..................................     4,000,000      4,449,600
       Pre-Refunded, 5.50%, 6/01/27 ..................................     3,820,000      4,262,738
    Huntsville PBA Lease Revenue, Municipal Justice and Public Safety
       Center, MBIA Insured, Pre-Refunded, 5.00%, 10/01/29 ...........     4,000,000      4,401,560
    Refunding and Improvement, MBIA Insured, 5.00%, 10/01/33 .........     8,000,000      8,060,720
    Jacksonville State University Revenue, Tuition and Fee, MBIA
       Insured, 5.00%, 12/01/22 ......................................     3,000,000      3,045,750
    Jefferson County Limited Obligation School wts. Revenue, Series A,
       5.00%, 1/01/24 ................................................     2,000,000      1,737,760
    Jefferson County Sewer Revenue,
       Capital Improvement, wts., Series A, FGIC Insured,
          Pre-Refunded, 5.375%, 2/01/36 ..............................     6,000,000      6,146,040
       wts., ETM, 7.50%, 9/01/13 .....................................       200,000        220,146
    Lauderdale County and Florence Health Care Authority Revenue,
       Coffee Health Group, Series A, MBIA Insured,
       5.625%, 7/01/21 ...............................................     3,000,000      3,121,680
       5.375%, 7/01/29 ...............................................     3,095,000      3,085,158
       Pre-Refunded, 5.375%, 7/01/29 .................................     1,905,000      1,981,981
    Leeds Public Educational Building Authority Educational Facilities
       Revenue, Assured Guaranty, 5.125%, 4/01/33 ....................     7,410,000      7,343,236
    Limestone County Water and Sewer Authority Water Revenue, AMBAC
       Insured, 5.00%,
       12/01/29 ......................................................     1,540,000      1,559,897
       12/01/31 ......................................................     3,910,000      3,926,657
    Madison County Board of Education Capital Outlay GO, Tax
       Anticipation wts., Series A, AMBAC Insured, 5.00%, 9/01/34 ....     1,000,000        975,840
    Madison GO, wts.,
       AMBAC Insured, Pre-Refunded, 5.35%, 2/01/26 ...................     2,410,000      2,606,969
       Refunding, XLCA Insured, 4.75%, 12/01/36 ......................     2,455,000      2,330,482
    Madison Water and Wastewater Board Water and Sewer Revenue,
       Refunding, Series A, XLCA Insured, 4.75%, 12/01/31 ............     7,500,000      7,263,525
    Marshall County Health Care Authority GO, Refunding, AMBAC
       Insured, 4.75%, 2/01/33 .......................................     3,000,000      2,798,130
    Marshall County Health Care Authority Hospital Revenue, Series A,
       5.75%, 1/01/32 ................................................     2,170,000      2,178,029
    Mobile County Board School Commissioners GO, Capital Outlay wts.,
       Series B, AMBAC Insured, Pre-Refunded,
       5.10%, 3/01/22 ................................................     2,265,000      2,420,560
       5.125%, 3/01/31 ...............................................     8,230,000      8,800,174
    Mobile GO, wts., 5.50%, 2/15/30 ..................................     2,000,000      1,977,600
    Morgan County GO, wts., AMBAC Insured, 5.00%, 4/01/29 ............     1,975,000      1,982,544
    Moulton Water Works Board Water Revenue, MBIA Insured, 5.375%,
       1/01/32 .......................................................     1,935,000      1,861,489
    Muscle Shoals GO, wts., MBIA Insured, Pre-Refunded, 5.50%,
       8/01/30 .......................................................     1,550,000      1,678,449
    Orange Beach Water Sewer and Fire Protection Authority Revenue,
       MBIA Insured, 5.00%, 5/15/35 ..................................     2,000,000      2,015,700
    Oxford GO, School wts., AMBAC Insured, Pre-Refunded, 6.00%,
       5/01/30 .......................................................     4,275,000      4,482,765
    Sheffield GO, wts., AMBAC Insured, 5.125%, 5/01/33 ...............     2,610,000      2,645,940
    Sylacauga GO, wts., AMBAC Insured, Pre-Refunded, 5.50%, 6/01/25 ..     1,700,000      1,833,212
    Tallassee GO, Water Gas and Sewer wts., AMBAC Insured,
       5.25%, 5/01/31 ................................................       705,000        719,988
       Pre-Refunded, 5.25%, 5/01/31 ..................................       430,000        467,143


                             80 | Semiannual Report

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN ALABAMA TAX-FREE INCOME FUND                                   AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    ALABAMA (CONTINUED)
    Troy Public Educational Building Authority Dormitory Revenue,
       Troy University Housing LLC Project, Series A, CIFG Insured,
       5.00%, 9/01/32 ................................................   $ 5,000,000   $  4,917,650
    Troy State University Student Fee Revenue, MBIA Insured, 5.00%,
       11/01/21 ......................................................     2,215,000      2,293,810
    Trussville GO, wts., Series A, FGIC Insured, 5.00%, 10/01/36 .....     4,740,000      4,718,528
    University of Alabama at Birmingham Hospital Revenue, Refunding,
       Series A, AMBAC Insured, 5.00%, 9/01/41 .......................     9,000,000      8,662,590
    University of Montevallo Revenue, FSA Insured, Pre-Refunded,
       5.30%, 5/01/22 ................................................     1,940,000      2,110,080
    University of North Alabama Revenue,
       General Fee, Series A, FSA Insured, 5.375%, 11/01/17 ..........     4,395,000      4,502,238
       Student Housing, FGIC Insured, 5.00%, 11/01/29 ................     2,995,000      3,005,602
    Valley Special Care Facilities Financing Authority Revenue,
       Lanier Memorial Hospital, Series A, 5.65%, 11/01/22 ...........     3,465,000      3,424,841
    Warrior River Water Authority Water Revenue, FSA Insured,
       5.40%, 8/01/29 ................................................     4,250,000      4,400,195
       5.50%, 8/01/34 ................................................     4,735,000      4,904,229
                                                                                       ------------
                                                                                        256,392,384
                                                                                       ------------
    U.S. TERRITORIES 8.8%
    PUERTO RICO 7.4%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
       senior lien, Series A,
       6.00%, 7/01/38 ................................................     1,000,000      1,043,640
    Puerto Rico Commonwealth GO, Public Improvement,
       FSA Insured, Pre-Refunded, 5.25%, 7/01/27 .....................     1,495,000      1,615,332
       FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ....................     1,885,000      2,030,315
       Refunding, FSA Insured, 5.25%, 7/01/27 ........................     1,005,000      1,018,598
       Refunding, FSA Insured, 5.125%, 7/01/30 .......................     1,115,000      1,122,638
       Series A, 5.125%, 7/01/31 .....................................     3,550,000      3,468,030
       Series A, Pre-Refunded, 5.125%, 7/01/31 .......................     1,450,000      1,561,780
    Puerto Rico Electric Power Authority Power Revenue,
       Series II, FSA Insured, Pre-Refunded, 5.125%, 7/01/26 .........     1,500,000      1,655,205
       Series WW, 5.50%, 7/01/38 .....................................     3,350,000      3,387,721
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.25%, 7/01/27 ...........................       760,000        760,464
       Refunding, Series G, 5.00%, 7/01/26 ...........................     1,000,000        982,570
       Series D, Pre-Refunded, 5.25%, 7/01/27 ........................     2,305,000      2,489,262
                                                                                       ------------
                                                                                         21,135,555
                                                                                       ------------
    VIRGIN ISLANDS 1.4%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding,
       Series A, 5.50%,
       10/01/13 ......................................................     1,700,000      1,717,952
       10/01/22 ......................................................     2,300,000      2,279,898
                                                                                       ------------
                                                                                          3,997,850
                                                                                       ------------
    TOTAL U.S. TERRITORIES                                                               25,133,405
                                                                                       ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $279,422,051) ...........................................                  281,525,789
                                                                                       ------------


                             Semiannual Report | 81

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN ALABAMA TAX-FREE INCOME FUND                                   AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    SHORT TERM INVESTMENTS(COST $700,000) 0.2%
    MUNICIPAL BONDS 0.2%
    U.S. TERRITORIES 0.2%
    PUERTO RICO 0.2%
(a) Puerto Rico Commonwealth, Refunding, Series B-2, FSA Insured,
       Weekly VRDN and Put, 2.10%, 7/01/24 ...........................   $   700,000   $    700,000
                                                                                       ------------
    TOTAL INVESTMENTS (COST $280,122,051) 98.9% ......................                  282,225,789
    OTHER ASSETS, LESS LIABILITIES 1.1% ..............................                    3,203,054
                                                                                       ------------
    NET ASSETS 100.0% ................................................                 $285,428,843
                                                                                       ============

See Selected Portfolio Abbreviations on page 142.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

The accompanying notes are an integral part of these financial statements.


                             82 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                          SIX MONTHS ENDED                          YEAR ENDED FEBRUARY 28,
                                           AUGUST 31, 2008  ----------------------------------------------------------------------
CLASS A                                      (UNAUDITED)      2008(a)         2007           2006           2005          2004(a)
-------                                   ----------------  ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout
   the period)
Net asset value, beginning of period ...    $    11.17      $    11.94     $    11.93     $    12.00     $    12.17     $    11.97
                                            ----------      ----------     ----------     ----------     ----------     ----------
Income from investment operations(b):
   Net investment income(c) ............          0.26            0.53           0.53           0.54           0.55           0.56
   Net realized and unrealized gains
      (losses) .........................          0.29           (0.74)          0.02          (0.06)         (0.17)          0.20
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations .......          0.55           (0.21)          0.55           0.48           0.38           0.76
                                            ----------      ----------     ----------     ----------     ----------     ----------
Less distributions from:
   Net investment income ...............         (0.26)          (0.53)         (0.54)         (0.55)         (0.55)         (0.56)
   Net realized gains ..................         (0.01)          (0.03)            --             --             --             --
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total distributions ....................         (0.27)          (0.56)         (0.54)         (0.55)         (0.55)         (0.56)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Redemption fees ........................            --(d)           --(d)          --(d)          --(d)          --(d)          --
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period .........    $    11.45      $    11.17     $    11.94     $    11.93     $    12.00     $    12.17
                                            ==========      ==========     ==========     ==========     ==========     ==========
Total return(e)                                   4.98%          (1.83)%         4.64%          4.07%          3.28%          6.47%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................          0.61%           0.61%          0.61%          0.62%          0.62%          0.62%
Net investment income ..................          4.56%           4.51%          4.51%          4.54%          4.67%          4.65%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......    $1,305,601      $1,279,340     $1,476,477     $1,533,884     $1,488,979     $1,594,007
Portfolio turnover rate ................          5.61%           6.85%          6.90%          9.37%          4.15%          6.89%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 83

Franklin Tax-Free Trust

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                          SIX MONTHS ENDED                    YEAR ENDED FEBRUARY 28,
                                           AUGUST 31, 2008  -------------------------------------------------------
CLASS B                                      (UNAUDITED)    2008(a)       2007        2006        2005      2004(a)
-------                                   ----------------  -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout
   the period)
Net asset value, beginning of period ...     $ 11.25        $ 12.02     $ 12.01     $ 12.08     $ 12.25     $ 12.04
                                             -------        -------     -------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ............        0.23           0.47        0.47        0.48        0.49        0.50
   Net realized and unrealized gains
      (losses) .........................        0.30          (0.75)       0.01       (0.07)      (0.18)       0.20
                                             -------        -------     -------     -------     -------     -------
Total from investment operations .......        0.53          (0.28)       0.48        0.41        0.31        0.70
                                             -------        -------     -------     -------     -------     -------
Less distributions from:
   Net investment income ...............       (0.23)         (0.46)      (0.47)      (0.48)      (0.48)      (0.49)
   Net realized gains ..................       (0.01)         (0.03)         --          --          --          --
                                             -------        -------     -------     -------     -------     -------
Total distributions ....................       (0.24)         (0.49)      (0.47)      (0.48)      (0.48)      (0.49)
                                             -------        -------     -------     -------     -------     -------
Redemption fees ........................          --(d)          --(d)       --(d)       --(d)       --(d)       --
                                             -------        -------     -------     -------     -------     -------
Net asset value, end of period .........     $ 11.54        $ 11.25     $ 12.02     $ 12.01     $ 12.08     $ 12.25
                                             =======        =======     =======     =======     =======     =======
Total return(e) ........................        4.74%         (2.43)%      4.12%       3.48%       2.66%       5.94%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................        1.16%          1.16%       1.16%       1.17%       1.17%       1.17%
Net investment income ..................        4.01%          3.96%       3.96%       3.99%       4.12%       4.10%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......     $44,317        $47,654     $59,481     $68,109     $74,311     $76,208
Portfolio turnover rate ................        5.61%          6.85%       6.90%       9.37%       4.15%       6.89%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             84 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                          SIX MONTHS ENDED                     YEAR ENDED FEBRUARY 28,
                                           AUGUST 31, 2008  ------------------------------------------------------------
CLASS C                                      (UNAUDITED)     2008(a)       2007         2006         2005        2004(a)
-------                                   ----------------  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout
   the period)
Net asset value, beginning of period ..      $  11.32       $  12.09     $  12.07     $  12.14     $  12.30     $  12.09
                                             --------       --------     --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) ...........          0.24           0.47         0.48         0.48         0.49         0.50
   Net realized and unrealized gains
      (losses) ........................          0.29          (0.75)        0.01        (0.07)       (0.17)        0.20
                                             --------       --------     --------     --------     --------     --------
Total from investment operations ......          0.53          (0.28)        0.49         0.41         0.32         0.70
                                             --------       --------     --------     --------     --------     --------
Less distributions from:
   Net investment income ..............         (0.23)         (0.46)       (0.47)       (0.48)       (0.48)       (0.49)
   Net realized gains .................         (0.01)         (0.03)          --           --           --           --
                                             --------       --------     --------     --------     --------     --------
Total distributions ...................         (0.24)         (0.49)       (0.47)       (0.48)       (0.48)       (0.49)
                                             --------       --------     --------     --------     --------     --------
Redemption fees .......................            --(d)          --(d)        --(d)        --(d)        --(d)        --
                                             --------       --------     --------     --------     --------     --------
Net asset value, end of period ........      $  11.61       $  11.32     $  12.09     $  12.07     $  12.14     $  12.30
                                             ========       ========     ========     ========     ========     ========
Total return(e) .......................          4.71%         (2.41)%       4.18%        3.45%        2.74%        5.90%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ..............................          1.16%          1.16%        1.15%        1.17%        1.17%        1.17%
Net investment income .................          4.01%          3.96%        3.97%        3.99%        4.12%        4.10%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $122,204       $115,863     $136,712     $140,508     $124,949     $124,727
Portfolio turnover rate ...............          5.61%          6.85%        6.90%        9.37%        4.15%        6.89%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.


   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 85

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

                                                                          PRINCIPAL
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                   AMOUNT          VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS 98.6%
    FLORIDA 93.4%
    Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/21 ...   $ 2,000,000   $    2,035,360
    Brevard County Health Facilities Authority Health Care Facilities
       Revenue, Health First Inc. Project, MBIA Insured, 5.00%,
       4/01/26 .......................................................     5,000,000        5,011,150
    Brevard County School Board COP,
       Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11 ............     4,415,000        4,713,366
       Series A, AMBAC Insured, 5.00%, 7/01/26 .......................    10,675,000       10,649,273
    Broward County Educational Facilities Authority Revenue,
       Educational Facilities, Nova Southeastern, Refunding, Series B,
       5.60%, 4/01/29 ................................................     3,180,000        3,141,617
    Broward County Health Facilities Authority Revenue, Catholic
       Health Services, Refunding, 5.50%, 8/15/20 ....................     9,360,000        9,484,862
    Broward County HFA,
       MFHR, Bridgewater Place Apartments Project, Series A, 5.45%,
          10/01/34 ...................................................     3,000,000        2,814,090
       MFHR, Cross Keys Apartments Project, Series A, 5.80%,
          10/01/33 ...................................................     1,980,000        1,830,965
       MFHR, Cross Keys Apartments Project, Series A, 5.85%,
          4/01/39 ....................................................     5,730,000        5,323,457
       MFHR, Stirling Apartments Phase II, Series A, 5.35%,
          10/01/29 ...................................................       990,000          911,107
       MFHR, Stirling Apartments Phase II, Series A, 5.40%, 4/01/39 ..     1,980,000        1,793,524
       SFMR, Refunding, Series B, FHA Insured, zero cpn., 4/01/29 ....       275,000           66,498
    Broward County HFAR, Series D,
       6.90%, 6/01/09 ................................................         5,000            5,013
       7.375%, 6/01/21 ...............................................       100,000          100,173
    Broward County School Board COP, Series A, FSA Insured, 5.00%,
       7/01/26 .......................................................    21,500,000       21,543,000
    Broward County Water and Sewer Utility Revenue, Refunding,
       Series A, AMBAC Insured, zero cpn., 10/01/08 ..................       590,000          589,050
    Cape Canaveral Hospital District Revenue COP, Refunding, 5.25%,
       1/01/28 .......................................................     3,500,000        3,352,230
    Celebration CDD, Special Assessment, Series A, MBIA Insured,
       5.50%, 5/01/18 ................................................     1,345,000        1,353,756
    Citrus County Hospital Board Revenue, Citrus Memorial Hospital,
       Refunding, 6.25%, 8/15/23 .....................................     8,900,000        9,138,876
    Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding,
       Series A, FHA Insured, 6.50%, 10/01/25 ........................     2,335,000        2,334,790
    Clermont Water and Sewer Revenue, Refunding, FSA Insured, 5.375%,
       12/01/30 ......................................................     5,000,000        5,099,800
    Crossing at Fleming Island CDD, Florida Special Assessment
       Revenue, Refunding, Series B, MBIA Insured, 5.80%, 5/01/16 ....     5,980,000        6,271,704
    Dade County Aviation Revenue, Miami International Airport,
       Series C, FSA Insured, 5.125%, 10/01/27 .......................     9,550,000        9,616,563
    Daytona Beach Utility System Revenue, Refunding, Series B, FGIC
       Insured, 5.00%, 11/15/32 ......................................     3,250,000        3,037,905
    Duval County HFA, MFHR, Mortgage, Eagles Point North, Series A,
       MBIA Insured,
       5.60%, 7/01/17 ................................................     1,000,000        1,006,360
       5.70%, 7/01/27 ................................................     2,000,000        2,001,620
    Enterprise CDD, Water and Sewer Revenue, MBIA Insured, 5.50%,
       5/01/26 .......................................................     3,000,000        3,060,750
    Escambia County Health Facilities Authority Health Facility
       Revenue,
       Baptist Hospital and Baptist Manor, 5.125%, 10/01/19 ..........     8,750,000        8,694,875
       Florida Health Care Facility Loan VHA Project, AMBAC Insured,
          5.95%, 7/01/20 .............................................     1,235,000        1,309,829
    Escambia County Health Facilities Authority Revenue, Ascension
       Health Credit, Series A-2, AMBAC Insured, Pre-Refunded,
       5.75%, 11/15/29 ...............................................    25,000,000       26,310,000
    Escambia County HFA, SFMR, Multi-County Program, Refunding,
       Series A, MBIA Insured, 6.40%, 10/01/30 .......................       225,000          225,956


                             86 | Semiannual Report

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                   AMOUNT          VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Escambia County HFA Dormitory Revenue, University of West Florida
       Foundation Inc. Project, Refunding, MBIA Insured, 5.00%,
       6/01/31 .......................................................   $ 6,580,000   $ 6,631,916
    Florida HFAR,
       Homeowner Mortgage, Series 1, MBIA Insured, 5.625%, 7/01/17 ...     1,465,000     1,470,391
       Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37 ..     5,000,000     4,848,300
       Reserve at Northshore, Series H, AMBAC Insured, 5.70%,
          5/01/37 ....................................................     2,000,000     1,972,040
       Riverfront Apartments, Series A, AMBAC Insured, 6.25%,
          4/01/37 ....................................................     1,300,000     1,303,549
    Florida HFC Revenue,
       Brenwood Trace Apartments, Series E-1, FSA Insured, 5.65%,
          6/01/19 ....................................................     1,245,000     1,261,185
       Brenwood Trace Apartments, Series E-1, FSA Insured, 5.80%,
          12/01/38 ...................................................     4,965,000     4,976,519
       Capital Appreciation, Homeowner Mortgage, Series 4, FSA
          Insured, zero cpn., 7/01/30 ................................     2,135,000       485,029
       Deer Meadows Apartments, Series R, FNMA Insured, 6.00%,
          5/01/32 ....................................................     3,435,000     3,456,400
       Deferred Interest, Homeowner Mortgage, Series 1, MBIA Insured,
          zero cpn., 7/01/17 .........................................     1,090,000       678,939
       Deferred Interest, Homeowner Mortgage, Series 2, MBIA Insured,
          zero cpn., 1/01/29 .........................................    12,870,000     4,186,868
       Homeowner Mortgage, Series 4, FSA Insured, 6.25%, 7/01/22 .....     1,270,000     1,283,183
       Housing-Waverly Apartments, Series C-1, FSA Insured, 6.50%,
          7/01/40 ....................................................     3,000,000     3,060,750
    Florida Intergovernmental Finance Commission Capital Revenue,
       Series C-1, AMBAC Insured, 5.00%, 2/01/21 .....................     1,355,000     1,375,190
    Florida Municipal Loan Council Revenue, Series B, MBIA Insured,
       Pre-Refunded, 5.75%, 11/01/29 .................................     1,500,000     1,581,915
    Florida Ports Financing Commission Revenue, State Transportation
       Trust Fund, Intermodal Program, FGIC Insured, 5.50%,
       10/01/23 ......................................................     7,000,000     7,068,530
    Florida State Board of Education Capital Outlay GO, Public
       Education,
       Refunding, Series D, 5.75%, 6/01/22 ...........................    25,900,000    27,136,466
       Refunding, Series D, 6.00%, 6/01/23 ...........................    15,000,000    17,725,500
       Refunding, Series G, FGIC Insured, 5.00%, 6/01/31 .............     5,000,000     5,052,150
       Series C, FGIC Insured, Pre-Refunded, 5.75%, 6/01/29 ..........     5,000,000     5,364,800
    Florida State Board of Education GO, Series F, MBIA Insured,
       5.00%, 6/01/28 ................................................    20,000,000    20,301,800
    Florida State Board of Education Lottery Revenue, Series A, FGIC
       Insured, 5.00%, 7/01/20 .......................................     7,000,000     7,198,730
    Florida State Board of Education Public Education GO, Refunding,
       Series C, AMBAC Insured, 5.00%, 6/01/34 .......................    15,000,000    15,101,250
    Florida State Board Regent Housing Revenue,
       University of Central Florida, AMBAC Insured, Pre-Refunded,
          5.75%, 10/01/29 ............................................     8,650,000     9,094,956
       University of Florida, FGIC Insured, Pre-Refunded, 5.75%,
          7/01/25 ....................................................     3,400,000     3,658,128
       University of Florida, FGIC Insured, Pre-Refunded, 5.25%,
          7/01/30 ....................................................     2,060,000     2,198,041
    Florida State Department of Environmental Protection Preservation
       Revenue, Florida Forever, Series A, MBIA Insured, 5.00%,
       7/01/21 .......................................................     4,000,000     4,113,560
    Florida State Department of Transportation GO, Right of Way,
       Series A, 4.75%, 7/01/24 ......................................     5,000,000     5,081,050
    Florida State Mid-Bay Bridge Authority Revenue,
       Exchangeable, Refunding, Series D, 6.10%, 10/01/22 ............    13,695,000    13,752,245
       Exchangeable, Series A, 5.95%, 10/01/13 .......................     5,705,000     5,852,417
       Exchangeable, Series D, ETM, 6.10%, 10/01/22 ..................     3,545,000     4,144,424
       Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/25 ....     9,845,000     4,574,085
       Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/26 ....     2,500,000     1,100,175
       Series A, ETM, 6.875%, 10/01/22 ...............................     6,000,000     7,623,120
    Florida State Municipal Power Agency Revenue, Stanton II Project,
       Refunding, AMBAC Insured, 5.00%, 10/01/26 .....................     5,000,000     5,060,400


                             Semiannual Report | 87

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                   AMOUNT          VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Florida State Turnpike Authority Turnpike Revenue, Department of
       Transportation,
       Refunding, Series A, 5.00%, 7/01/35 ...........................   $ 5,000,000   $    5,061,650
       Series B, 5.00%, 7/01/30 ......................................     3,455,000        3,481,880
    Fort Lauderdale Water and Sewer Revenue,
       5.00%, 9/01/35 ................................................    24,090,000       24,368,239
       MBIA Insured, 5.00%, 9/01/31 ..................................     8,315,000        8,429,747
    Fort Pierce Utilities Authority Revenue,
       AMBAC Insured, 5.00%, 10/01/27 ................................     7,000,000        7,024,710
       Capital Appreciation, Series B, AMBAC Insured, zero cpn.,
          10/01/20 ...................................................     3,090,000        1,740,628
       Capital Appreciation, Series B, AMBAC Insured, zero cpn.,
          10/01/21 ...................................................     2,585,000        1,367,439
       Capital Appreciation, Series B, AMBAC Insured, zero cpn.,
          10/01/22 ...................................................     3,090,000        1,542,003
       Capital Appreciation, Series B, AMBAC Insured, zero cpn.,
          10/01/23 ...................................................     3,060,000        1,440,679
       Capital Appreciation, Series B, AMBAC Insured, zero cpn.,
          10/01/24 ...................................................     2,560,000        1,135,795
    Halifax Hospital Medical Center Hospital Revenue, Refunding and
       Improvement, Series A, 5.00%, 6/01/38 .........................    11,395,000        9,780,101
    Hernando County School Board COP, MBIA Insured, 5.00%, 7/01/35 ...    22,050,000       21,383,208
    Hialeah Housing Authority Revenue, Affordable Housing Program,
       Refunding, GNMA Secured, 5.30%, 12/20/18 ......................     1,240,000        1,267,826
    Highlands County Health Facilities Authority Revenue, Adventist
       Health Systems,
       Pre-Refunded, 5.25%, 11/15/20 ................................     10,000,000       10,170,500
       Series A, Pre-Refunded, 6.00%, 11/15/31 ......................     16,000,000       17,654,400
    Hillsborough County Assessment Revenue, Capacity Assessment
       Special, FSA Insured, 5.125%, 3/01/20 ........................      1,000,000        1,014,790
    Hillsborough County Aviation Authority Revenue, Series B, Assured
       Guaranty, 5.00%,
       10/01/33 ......................................................     5,465,000        5,403,191
       10/01/38 ......................................................     6,725,000        6,581,354
    Hillsborough County HFA Mortgage Revenue, SF, Series A,
       GNMA Secured, 5.875%, 4/01/30 .................................       535,000          535,032
       zero cpn., 4/01/32 ............................................       325,000           73,720
    Hillsborough County IDA, PCR, Tampa Electric Co. Project,
       Refunding, 5.50%, 10/01/23 ....................................    16,000,000       15,020,160
       Series A, 5.65%, 5/15/18 ......................................     6,500,000        6,456,320
    Hillsborough County IDAR, Tampa General Hospital Project,
       Refunding, Series B, 5.40%, 10/01/28 ..........................     7,000,000        6,791,120
    Hillsborough County School Board COP, Master Lease Program,
       MBIA Insured, Pre-Refunded, 5.375%, 7/01/26 ...................     8,000,000        8,230,960
       Series B, MBIA Insured, 5.00%, 7/01/29 ........................    10,000,000       10,037,600
    Indian River County Hospital District Revenue, Refunding, FSA
       Insured, 5.70%, 10/01/15 ......................................     1,000,000        1,002,660
    Jacksonville Capital Improvement Revenue,
       Refunding, Series C, AMBAC Insured, 5.00%, 10/01/25 ...........     3,460,000        3,530,100
       Series A, AMBAC Insured, 5.00%, 10/01/30 ......................    10,000,000       10,061,800
    Jacksonville Economic Development Commission Health Care
       Facilities Revenue, Mayo Clinic, 5.00%, 11/15/36 ..............    20,000,000       19,126,600
    Jacksonville Guaranteed Entitlement Revenue, Refunding and
       Improvement, FGIC Insured, 5.00%, 10/01/32 ....................    17,250,000       17,058,870
    Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/23 ...     5,000,000        5,062,300


                             88 | Semiannual Report

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                   AMOUNT          VALUE
----------------------------------------------------------------------   -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Jacksonville Transportation Revenue, MBIA Insured,
       5.25%, 10/01/29 ...............................................   $17,955,000      $18,269,931
       5.00%, 10/01/31 ...............................................    25,000,000       25,154,500
    JEA Water and Sewer System Revenue, Series B, MBIA Insured, 5.00%,
       10/01/25 ......................................................     1,500,000        1,532,235
    Kissimmee Water and Sewer Revenue, AMBAC Insured, ETM, 6.00%,
       10/01/15 ......................................................     5,000,000        5,016,900
    Lake County School Board COP, Series A, AMBAC Insured, 5.00%,
       6/01/30 .......................................................     5,000,000        4,895,800
    Lakeland Electric and Water Revenue, Capital Appreciation, ETM,
       zero cpn., 10/01/14 ...........................................     5,770,000        4,673,412
    Lakeland Hospital System Revenue, Lakeland Regional Health System,
       Pre-Refunded, 5.75%, 11/15/27 .................................     6,925,000        7,769,434
       Pre-Refunded, 5.50%, 11/15/32 .................................    12,070,000       13,423,409
       Series A, MBIA Insured, Pre-Refunded, 5.50%, 11/15/26 .........    10,000,000       10,519,100
    Lee County Airport Revenue,
       Refunding, FSA Insured, 5.00%, 10/01/33 .......................    20,000,000       19,773,800
       Series A, FSA Insured, 6.00%, 10/01/32 ........................    11,405,000       11,547,677
    Lee County IDA Health Care Facilities Revenue, Shell Point Village
       Project, Series A, Pre-Refunded, 5.50%, 11/15/21 ..............     7,500,000        7,884,750
    Lee County School Board COP, Series A, FSA Insured, 5.00%,
       8/01/28 .......................................................     7,500,000        7,635,525
    Lessburg Hospital Revenue, Leesburg Regional Medical Center
       Project, 5.50%, 7/01/32 .......................................     4,150,000        3,918,430
    Marion County Utility System Revenue,
       FGIC Insured, 5.00%, 12/01/31 .................................     5,000,000        5,001,500
       Series A, MBIA Insured, 5.00%, 12/01/28 .......................     5,000,000        5,013,350
    Melbourne Water and Sewer Revenue,
       Capital Appreciation, FGIC Insured, ETM, zero cpn., 10/01/26 ..     1,500,000          625,290
       Capital Appreciation, Refunding, Series B, FGIC Insured, zero
          cpn., 10/01/22 .............................................     1,785,000          884,664
       Capital Appreciation, Refunding, Series B, FGIC Insured, zero
          cpn., 10/01/26 .............................................     4,500,000        1,754,370
       FGIC Insured, Pre-Refunded, 5.25%, 10/01/30 ...................     6,000,000        6,448,080
    Miami Beach Special Obligation, Subordinated, FGIC Insured, ETM,
       7.375%, 12/01/08 ..............................................       315,000          315,737
    Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%,
       9/01/30 .......................................................     7,000,000        6,853,700
    Miami-Dade County Aviation Revenue, Miami International Airport,
       Hub of the Americas,
       Refunding, FGIC Insured, 5.375%, 10/01/27 .....................     5,000,000        4,851,850
       Refunding, FGIC Insured, 5.375%, 10/01/32 .....................     5,000,000        4,725,850
       Refunding, Series A, XLCA Insured, 5.00%, 10/01/37 ............    10,000,000        8,695,800
       Series B, FGIC Insured, 5.00%, 10/01/30 .......................     4,440,000        4,284,511
    Miami-Dade County Educational Facilities Authority Revenue,
       Series A, AMBAC Insured, 5.75%, 4/01/29 .......................    10,000,000       10,685,000
    Miami-Dade County HFA,
       MFHR, Cedar Grove Apartments, FSA Insured, 5.50%, 8/01/27 .....     2,015,000        2,010,426
       MFMR, Villa Esperanza Apartments Project, 5.25%, 10/01/19 .....       430,000          428,267
       MFMR, Villa Esperanza Apartments Project, 5.40%, 10/01/33 .....     1,500,000        1,423,605
    Miami-Dade County IDAR, Airis Miami ll LLC Project, AMBAC Insured,
       6.00%, 10/15/25 ...............................................     4,500,000        4,541,310
    Miami-Dade County Public Facilities Revenue, Jackson Health
       System, Series A, MBIA Insured, 5.00%, 6/01/35 ................    20,970,000       20,395,632
    Miami-Dade County Special Obligation Revenue,
       Juvenile Courthouse Project, Series A, AMBAC Insured, 5.00%,
          4/01/35 ....................................................     5,000,000        4,863,650
       Sub Series B, MBIA Insured, zero cpn., 10/01/36 ...............     5,635,000        1,177,602
       Sub Series C, MBIA Insured, zero cpn., 10/01/28 ...............     8,305,000        2,756,180
       sub. lien, Refunding, Series A, MBIA Insured, zero cpn.,
          10/01/25 ...................................................    22,365,000        9,045,077


                             Semiannual Report | 89

Franklin Tax-Free Trust

                                                                          PRINCIPAL
   FRANKLIN FLORIDA TAX-FREE INCOME FUND                                    AMOUNT          VALUE
----------------------------------------------------------------------   -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    North Broward Hospital District Revenue, Improvement,
       Pre-Refunded, 6.00%, 1/15/31 ..................................   $25,530,000   $   27,839,444
    Ocala Utility System Revenue, Series A, MBIA Insured, 5.00%,
       10/01/32 ......................................................    10,000,000       10,050,300
    Okaloosa Country Water and Sewer Revenue, Refunding, FSA Insured,
       5.00%, 7/01/36 ................................................    10,000,000       10,115,500
       Orange County Health Facilities Authority Revenue,
       Adventist Health System Inc., Pre-Refunded, 6.375%, 11/15/20 ..     3,000,000        3,286,830
       Adventist Health System Inc., Pre-Refunded, 6.25%, 11/15/24 ...     5,500,000        6,218,245
       Adventist Health System Inc., Pre-Refunded, 6.50%, 11/15/30 ...    10,750,000       11,806,402
       Hospital, Adventist Health System Inc., Pre-Refunded, 5.625%,
          11/15/32 ...................................................    15,000,000       16,723,950
       Hospital, Orlando Regional Healthcare, Series B, 5.125%,
          11/15/39 ...................................................     5,000,000        4,555,600
       Hospital, Orlando Regional Healthcare, Series B, FSA Insured,
          5.00%, 12/01/32 ............................................     5,000,000        4,930,500
       Hospital, Orlando Regional Healthcare, Series C, 5.25%,
          10/01/35 ...................................................     4,000,000        3,747,760
       Orlando Regional Healthcare System, Pre-Refunded, 6.00%,
          12/01/29 ...................................................     6,000,000        6,757,440
       Orlando Regional Healthcare System, Refunding, Series E, 6.00%,
          10/01/26 ...................................................    11,750,000       12,019,545
       Orlando Regional Healthcare System, Series E, Pre-Refunded,
          6.00%, 10/01/26 ............................................       250,000          262,970
    Orange County HFA Homeowner Revenue, Series C-1, GNMA Secured,
       5.70%, 9/01/26 ................................................       400,000          402,948
    Orange County School Board COP, Series A, MBIA Insured, 5.00%,
       8/01/27 .......................................................    12,000,000       12,045,960
    Orange County Tourist Development Tax Revenue,
       AMBAC Insured, 5.50%, 10/01/32 ................................    20,000,000       21,967,400
       AMBAC Insured, Pre-Refunded, 5.50%, 10/01/31 ..................    10,500,000       10,903,620
       Refunding, AMBAC Insured, 5.00%, 10/01/31 .....................     5,000,000        4,886,000
       Refunding, XLCA Insured, 5.00%, 10/01/31 ......................    12,970,000       12,846,785
    Orlando Tourist Development Tax Revenue, Senior 6th Cent Contract
       Payments, Series A,
       Assured Guaranty, 5.25%, 11/01/38 .............................    16,740,000       17,105,099
    Orlando-Orange County Expressway Authority Revenue,
       junior lien, FGIC Insured, 5.00%, 7/01/28 .....................     8,000,000        8,014,640
       senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18 ..............       265,000          333,314
       Series B, AMBAC Insured, 5.00%, 7/01/35 .......................     9,185,000        8,804,925
    Osceola County IDAR, Community Provider Pooled Loan Program,
       Series A, FSA Insured, 7.75%, 7/01/10 .........................        76,000           76,249
       Series C, FSA Insured, 7.60%, 7/01/10 .........................       204,000          204,651
    Osceola County Sales Tax Revenue, FSA Insured, 5.00%, 4/01/24 ....    10,000,000       10,131,000
    Osceola County Tourist Development Tax Revenue, FGIC Insured,
       5.00%, 10/01/32 ...............................................    10,000,000        9,821,000
    Palm Beach County Financing Authority MFR, Housing Windsor Park
       Apartment Project, Series A, 5.90%, 6/01/38 ...................       985,000          922,226
    Palm Beach County HFAR, Acts Retirement-Life Communities, 5.125%,
       11/15/29 ......................................................     3,650,000        3,182,508
    Palm Beach County IDR, South Florida Fair Project, MBIA Insured,
       5.50%, 6/01/31 ................................................     5,000,000        5,087,500
    Palm Beach County Public Improvement Revenue,
       5.00%, 5/01/33 ................................................     5,000,000        5,022,500
       Convention Center Project, FGIC Insured, Pre-Refunded, 5.125%,
          11/01/30 ...................................................     6,250,000        6,766,812
    Palm Beach County School Board COP,
       Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/22 ..........     5,000,000        5,402,950
       Series E, MBIA Insured, 5.00%, 8/01/32 ........................    20,000,000       19,643,200
    Panama City Beach Utility Revenue, Refunding, AMBAC Insured,
       5.00%,
       6/01/27 .......................................................     4,450,000        4,526,629
       6/01/32 .......................................................     2,795,000        2,811,183
    Pinellas County Health Facilities Authority Revenue, Baycare
       Health System, FSA Insured,
       5.00%, 11/15/30 ...............................................    11,500,000       11,580,155


                             90 | Semiannual Report

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                   AMOUNT          VALUE
----------------------------------------------------------------------   -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Pinellas County HFA, SFHR, Multi-County, Series B-1, GNMA Insured,
       zero cpn., 9/01/31 ............................................   $   250,000   $       50,603
    Polk County Capital Improvement Revenue, FSA Insured,
       Pre-Refunded, 5.75%, 12/01/21 .................................     2,350,000        2,560,278
    Polk County School Board COP, Series A, FSA Insured, 5.00%,
       1/01/26 .......................................................     4,000,000        4,043,640
    Polk County Utility System Revenue, Series A, FGIC Insured, 5.00%,
       10/01/34 ......................................................     1,000,000          953,750
    Port Everglades Authority Port Improvement Revenue, Capital
       Appreciation,
       ETM, zero cpn., 9/01/10 .......................................    25,475,000       23,033,221
       zero cpn., 9/01/10 ............................................     2,305,000        1,991,290
    Port St. Lucie Utility Revenue, System,
       Capital Appreciation, MBIA Insured, Pre-Refunded, zero cpn.,
          9/01/29 ....................................................    20,000,000        6,428,200
       Capital Appreciation, Refunding, Series A, MBIA Insured, zero
          cpn., 9/01/32 ..............................................     5,000,000        1,302,100
       Capital Appreciation, Refunding, Series A, MBIA Insured, zero
          cpn., 9/01/33 ..............................................     5,000,000        1,220,200
       Refunding, Series A, MBIA Insured, 5.00%, 9/01/30 .............    11,580,000       11,337,978
       Refunding, Series A, MBIA Insured, 5.00%, 9/01/31 .............     8,805,000        8,570,347
    Sarasota Special Obligation Revenue, Refunding, AMBAC Insured,
       zero cpn.,
       11/01/09 ......................................................     1,365,000        1,327,954
       11/01/12 ......................................................     1,780,000        1,552,854
       11/01/15 ......................................................     2,180,000        1,646,445
    South Broward Hospital District Obligated Group, Refunding, 5.00%,
       5/01/36 .......................................................    10,000,000        9,316,000
    South Broward Hospital District Revenue,
       5.60%, 5/01/27 ................................................     5,000,000        5,547,000
       5.625%, 5/01/32 ...............................................    16,250,000       18,041,887
    South Florida Water Management District COP, AMBAC Insured, 5.00%,
       10/01/31 ......................................................    15,000,000       14,777,250
    St. Johns County Water and Sewer Revenue, Capital Appreciation,
       AMBAC Insured, zero cpn.,
       6/01/22 .......................................................     4,000,000        1,969,480
       6/01/23 .......................................................     4,255,000        1,973,980
       6/01/24 .......................................................     1,500,000          655,290
       6/01/25 .......................................................     2,130,000          878,178
    St. Lucie West Services District Utility Revenue, senior lien,
       MBIA Insured, 6.125%, 10/01/32 ................................    10,000,000       10,646,400
    Sumter County Capital Improvement Revenue, AMBAC Insured, 5.00%,
       6/01/30 .......................................................     3,520,000        3,446,643
    Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%,
       10/01/22 ......................................................     2,550,000        2,653,377
    Tallahassee Energy System Revenue, MBIA Insured, 5.00%,
       10/01/35 ......................................................    10,000,000       10,017,300
    Tamarac Sales Tax Revenue, FGIC Insured, 5.00%, 4/01/22 ..........     2,490,000        2,549,586
    Tampa Bay Water Utility System Revenue,
       FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 ...................    15,000,000       16,461,900
       Series B, FGIC Insured, 5.00%, 10/01/31 .......................    10,000,000       10,002,400
    Tampa Sports Authority Revenue, Guaranteed Package, Tampa Bay
       Arena Project, MBIA Insured,
       6.00%, 10/01/15 ...............................................     1,000,000        1,104,290
       6.05%, 10/01/20 ...............................................     1,715,000        1,955,666
       6.10%, 10/01/26 ...............................................     2,695,000        3,052,734
    Tampa Water and Sewer Revenue, sub. lien, Series A, AMBAC Insured,
       ETM, 7.25%, 10/01/16 ..........................................     1,330,000        1,565,862
    Viera East CDD, Water and Sewer Revenue, 6.75%, 5/01/09 ..........       545,000          545,703
    Viera East CDD Special Assessment,
       Refunding, 7.00%, 5/01/26 .....................................     6,445,000        6,481,092
       Series B, ETM, 6.75%, 5/01/14 .................................     4,270,000        4,742,646
    Village Center CDD Recreational Revenue, Series A, MBIA Insured,
       5.20%, 11/01/25 ...............................................    10,000,000       10,118,400


                             Semiannual Report | 91

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                   AMOUNT          VALUE
----------------------------------------------------------------------   -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Volusia County Educational Facility Authority Revenue, Educational
       Facilities,
       Embry Riddle University, Refunding, Series B, AMBAC Insured,
          5.25%, 10/15/22 ............................................   $ 2,000,000   $    2,053,960
       Stetson University Inc. Project, AMBAC Insured, 5.25%,
          6/01/29 ....................................................     5,000,000        5,025,150
    Volusia County School Board COP, Master Lease Program, FSA
       Insured, 5.50%, 8/01/24 .......................................     5,000,000        5,185,850
    West Lake CDD, Special Assessment Revenue, MBIA Insured, 5.75%,
       5/01/17 .......................................................     1,740,000        1,799,769
    West Orange Healthcare District Revenue, Series A, 5.65%,
       2/01/22 .......................................................    10,850,000       11,034,016
    West Palm Beach CRDA Revenue, Northwood Pleasant Community
       Redevelopment, 5.00%, 3/01/35 .................................     1,000,000          878,180
                                                                                       --------------
                                                                                        1,374,535,845
                                                                                       --------------
    U.S. TERRITORIES 5.2%
    PUERTO RICO 4.6%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
       senior lien, Series A, 6.00%, 7/01/44 .........................     2,100,000        2,180,304
    Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.00%,
       7/01/25 .......................................................     5,000,000        4,850,250
       7/01/29 .......................................................    10,000,000        9,550,800
       7/01/33 .......................................................     6,360,000        5,989,085
    Puerto Rico Commonwealth Highway and Transportation Authority
       Transportation Revenue,
       Refunding, Series A, MBIA Insured, 5.00%, 7/01/38 .............       560,000          543,077
       Refunding, Series K, 5.00%, 7/01/30 ...........................     5,000,000        4,819,500
       Series B, Pre-Refunded, 6.00%, 7/01/39 ........................     5,000,000        5,378,400
       Series D, Pre-Refunded, 5.375%, 7/01/36 .......................     5,000,000        5,441,000
       Series G, 5.00%, 7/01/33 ......................................     1,680,000        1,579,838
    Puerto Rico Electric Power Authority Power Revenue, Series II,
       Pre-Refunded, 5.25%, 7/01/31 ..................................    10,000,000       11,060,700
    Puerto Rico Industrial Tourist Educational Medical and
       Environmental Control Facilities Revenue, Cogeneration
       Facility, AES Puerto Rico Project, 6.625%, 6/01/26 ............     5,900,000        6,113,580
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ..........................     1,210,000        1,211,355
       Series D, Pre-Refunded, 5.375%, 7/01/33 .......................     3,790,000        4,109,952
       Series I, 5.00%, 7/01/36 ......................................     5,000,000        4,632,100
                                                                                       --------------
                                                                                           67,459,941
                                                                                       --------------
    VIRGIN ISLANDS 0.6%
    Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian
       Insured, 5.00%, 10/01/33 ......................................    10,000,000        9,546,000
                                                                                       --------------
    TOTAL U.S. TERRITORIES ...........................................                     77,005,941
                                                                                       --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $1,409,364,934) .........................................                  1,451,541,786
                                                                                       --------------


                             92 | Semiannual Report

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                   AMOUNT          VALUE
----------------------------------------------------------------------   -----------   --------------
    SHORT TERM INVESTMENTS 0.2%
    MUNICIPAL BONDS 0.2%
    U.S. TERRITORIES 0.2%
    PUERTO RICO 0.2%
(a) Puerto Rico Commonwealth Revenue, Refunding, Series A-9, Daily
       VRDN and Put, 1.70%, 7/01/34 ..................................   $ 1,000,000   $    1,000,000
(a) Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series M-3, MBIA Insured, Weekly VRDN and Put,
       10.00%, 7/01/28 ...............................................     1,500,000        1,500,000
                                                                                       --------------
    TOTAL SHORT TERM INVESTMENTS (COST $2,500,000) ...................                      2,500,000
                                                                                       --------------
    TOTAL INVESTMENTS (COST $1,411,864,934) 98.8% ....................                  1,454,041,786
    OTHER ASSETS, LESS LIABILITIES 1.2% ..............................                     18,080,279
                                                                                       --------------
    NET ASSETS 100.0% ................................................                 $1,472,122,065
                                                                                       ==============

See Selected Portfolio Abbreviations on page 142.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 93

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                          SIX MONTHS ENDED                     YEAR ENDED FEBRUARY 28,
                                           AUGUST 31, 2008  ------------------------------------------------------------
CLASS A                                      (UNAUDITED)     2008(a)       2007         2006         2005        2004(a)
-------                                   ----------------  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period....     $  11.36       $  12.20     $  12.13     $  12.17     $  12.27     $  11.99
                                             --------       --------     --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c).............         0.25           0.49         0.50         0.51         0.53         0.54
   Net realized and unrealized gains
      (losses)..........................         0.40          (0.84)        0.06        (0.04)       (0.10)        0.28
                                             --------       --------     --------     --------     --------     --------
Total from investment operations........         0.65          (0.35)        0.56         0.47         0.43         0.82
                                             --------       --------     --------     --------     --------     --------
Less distributions from net investment
   income...............................        (0.25)         (0.49)       (0.49)       (0.51)       (0.53)       (0.54)
                                             --------       --------     --------     --------     --------     --------
Redemption fees.........................           --(d)          --(d)        --(d)        --(d)        --(d)        --
                                             --------       --------     --------     --------     --------     --------
Net asset value, end of period..........     $  11.76       $  11.36     $  12.20     $  12.13     $  12.17     $  12.27
                                             ========       ========     ========     ========     ========     ========
Total return(e).........................         5.72%         (2.97)%       4.79%        3.91%        3.65%        7.00%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses................................         0.69%          0.72%        0.73%        0.74%        0.75%        0.75%
Net investment income...................         4.17%          4.10%        4.13%        4.18%        4.40%        4.49%

SUPPLEMENTAL DATA
Net assets, end of period (000's).......     $304,443       $253,104     $220,989     $205,875     $170,407     $176,193
Portfolio turnover rate.................         1.40%          8.00%        4.50%        8.54%       22.50%       11.83%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             94 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                          SIX MONTHS ENDED                   YEAR ENDED FEBRUARY 28,
                                           AUGUST 31, 2008  --------------------------------------------------------
CLASS C                                      (UNAUDITED)    2008(a)       2007        2006        2005       2004(a)
-------                                   ----------------  -------     -------     -------     --------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period....     $ 11.47        $ 12.31     $ 12.24     $ 12.27      $ 12.37     $ 12.08
                                             -------        -------     -------     -------      -------     -------
Income from investment operations(b):
   Net investment income(c).............        0.22           0.43        0.44        0.44         0.47        0.47
   Net realized and unrealized gains
      (losses)..........................        0.40          (0.84)       0.06       (0.03)       (0.11)       0.29
                                             -------        -------     -------     -------      -------     -------
Total from investment operations........        0.62          (0.41)       0.50        0.41         0.36        0.76
                                             -------        -------     -------     -------      -------     -------
Less distributions from net investment
   income...............................       (0.22)         (0.43)      (0.43)      (0.44)       (0.46)      (0.47)
                                             -------        -------     -------     -------      -------     -------
Redemption fees                                   --(d)          --(d)       --(d)       --(d)        --(d)       --
                                             -------        -------     -------     -------      -------     -------
Net asset value, end of period..........     $ 11.87        $ 11.47     $ 12.31     $ 12.24      $ 12.27     $ 12.37
                                             =======        =======     =======     =======      =======     =======
Total return(e).........................        5.37%         (3.48)%      4.16%       3.39%        3.05%       6.44%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses................................        1.24%          1.27%       1.28%       1.29%        1.30%       1.32%
Net investment income...................        3.62%          3.55%       3.58%       3.63%        3.85%       3.92%

SUPPLEMENTAL DATA
Net assets, end of period (000's).......     $64,965        $52,087     $50,700     $43,983      $37,017     $35,645
Portfolio turnover rate.................        1.40%          8.00%       4.50%       8.54%       22.50%      11.83%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             95 | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

                                                                          PRINCIPAL
    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                   AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS 95.0%
    GEORGIA 91.4%
    Atlanta Airport Passenger Facility Charge Revenue, General, sub.
       lien, Refunding, Series C, FSA Insured, 5.00%, 1/01/33 ........   $ 5,000,000   $  4,978,750
       Series J, FSA Insured, 5.00%, 1/01/34 .........................     5,000,000      4,964,150
    Atlanta Airport Revenue, General, Series A, FGIC Insured,
       Pre-Refunded,
       5.50%, 1/01/26 ................................................     5,000,000      5,280,300
       5.60%, 1/01/30 ................................................     5,000,000      5,286,850
    Atlanta and Fulton County Recreation Authority Revenue, AMBAC
       Insured, Pre-Refunded,
       5.50%, 12/01/20 ...............................................     1,500,000      1,626,060
    Atlanta Development Authority Educational Facilities Revenue,
       Science Park LLC Project,
       5.00%, 7/01/32 ................................................     3,000,000      2,902,890
    Atlanta Development Authority Revenue,
       Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured,
       5.00%, 1/01/26 ................................................     2,555,000      2,666,628
       Yamacraw Design Center Project, Series A, MBIA Insured,
       Pre-Refunded, 5.125%, 1/01/23 .................................     4,150,000      4,454,153
    Atlanta Public Safety and Judicial Facilities Authority Revenue,
       Public Safety Facility Project, FSA Insured, 5.00%, 12/01/26 ..     1,140,000      1,177,221
    Atlanta Tax Allocation, Atlantic State Project, Refunding, Assured
       Guaranty, 5.00%, 12/01/23 .....................................     1,000,000      1,034,340
    Atlanta Urban Residential Finance Authority MFHR, Fulton Cotton
       Mill, GNMA Secured,
       6.00%, 5/20/17 ................................................       940,000        946,589
       6.125%, 5/20/27 ...............................................     1,560,000      1,565,866
    Atlanta Water and Wastewater Revenue, FSA Insured, 5.00%,
       11/01/24 ......................................................     4,000,000      4,093,320
       Refunding, Series A, MBIA Insured, 5.00%, 11/01/33 ............     8,000,000      7,909,120
    Augusta Water and Sewer Revenue, Refunding, FSA Insured, 5.00%,
       10/01/32 ......................................................     5,000,000      5,053,000
    Baldwin County Hospital Authority Revenue, Oconee Regional Medical
       Center,
       5.25%, 12/01/22 ...............................................     2,500,000      2,268,450
       5.375%, 12/01/28 ..............................................     2,000,000      1,756,620
    Bartow County Development Authority PCR, Georgia Power Co., First
       Series, 5.10%, 6/01/23 ........................................     5,000,000      4,948,550
    Bleckley-Dodge County Joint Development Authority Student Housing
       Facilities Revenue, MGC Real Estate Foundation II LLC Project,
       5.00%, 7/01/33 ................................................     3,500,000      3,215,520
    Bulloch County Development Authority Lease Revenue, Georgia
       Southern University, XLCA Insured, 5.00%, 8/01/27 .............     5,000,000      5,007,350
    Burke County Development Authority PCR, Oglethorpe Power, Vogtle
       Project, Series B, 5.50%, 1/01/33 .............................     5,000,000      5,021,300
    Carroll City-County Hospital Authority Revenue Anticipation
       Certificates, Tanner Medical Center Inc. Project, Assured
       Guaranty, 5.00%, 7/01/38 ......................................     5,000,000      4,991,950
    Cherokee County Water and Sewer Authority Revenue,
       MBIA Insured, 6.90%, 8/01/18 ..................................        10,000         10,021
       Series 2006, FSA Insured, 5.00%, 8/01/35 ......................     3,000,000      3,044,370
    Clayton County Development Authority Revenue, Gateway Village
       Project, Series A, Pre-Refunded, 6.00%, 8/01/23 ...............     3,500,000      3,707,900
       Refunding, Series A, MBIA Insured, 5.00%, 8/01/23 .............     2,310,000      2,393,091
    Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured,
       5.70%, 7/01/23 ................................................       930,000        931,990
    Cobb County Development Authority Parking Revenue, Kennesaw State
       University Foundation Inc. Project, MBIA Insured, 5.00%,
       7/15/29 .......................................................     2,000,000      2,024,200
    Cobb County Development Authority University Facilities Revenue,
       Kennesaw State University, Sub Series D, MBIA Insured, 5.00%,
       7/15/29 .......................................................     5,000,000      4,904,450
    College Park Business and IDAR, Civic Center Project, AMBAC
       Insured, Pre-Refunded, 5.75%, 9/01/26 .........................     2,000,000      2,180,860


                             96 | Semiannual Report

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                   AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA (CONTINUED)
    Columbia County Water and Sewer Revenue, FSA Insured, 5.00%,
       6/01/24 .......................................................   $ 1,130,000   $  1,195,111
    Columbus Water and Sewer Revenue,
       FSA Insured, 5.00%, 5/01/29 ...................................     2,500,000      2,562,150
       Refunding, MBIA Insured, 5.00%, 5/01/25 .......................     1,000,000      1,028,700
    Dahlonega Water and Wastewater Revenue, Series A, Assured
       Guaranty, 5.50%, 9/01/37 ......................................     5,000,000      5,178,800
    Decatur County School Building Authority Revenue, High School
       Project, FSA Insured, 5.00%, 10/01/32 .........................     1,500,000      1,520,700
    DeKalb County Public Safety and Judicial Facilities Authority
       Revenue, Public Safety and Judicial Facility Project, 5.00%,
       12/01/29 ......................................................     2,000,000      2,059,240
    DeKalb County School District COP, Georgia School Boards Assn.
       Inc., AMBAC Insured, 5.00%, 12/01/27 ..........................     4,285,000      4,380,513
    DeKalb County Water and Sewer Revenue,
       Pre-Refunded, 5.125%, 10/01/31 ................................     6,500,000      6,968,975
       Refunding, Series B, FSA Insured, 5.00%, 10/01/35 .............     7,000,000      7,125,160
    Douglasville-Douglas County Water and Sewer Authority Revenue,
       MBIA Insured, 5.00%,
       6/01/29 .......................................................     3,410,000      3,522,666
       6/01/32 .......................................................     2,000,000      2,033,860
    East Point Building Authority Revenue, Water and Sewer Project,
       Series A, XLCA Insured, 5.00%, 2/01/34 ........................     5,480,000      4,950,577
    Fayette County PFAR, Criminal Justice Center Project, Refunding,
       5.00%, 6/01/26 ................................................     3,000,000      3,068,550
    Fayette County School District GO, zero cpn. to 9/01/10,
       4.75% thereafter, 3/01/21 .....................................     1,355,000      1,234,053
       4.95% thereafter, 3/01/25 .....................................     1,000,000        897,310
    Forsyth County GO, Pre-Refunded, 5.75%, 2/01/19 ..................     1,500,000      1,605,990
    Forsyth County Water and Sewerage Authority Revenue, FSA Insured,
       5.00%, 4/01/32 ................................................     5,000,000      5,083,500
    Fulton County Development Authority Revenue,
       Georgia Tech Foundation Funding, Series A, 5.00%, 11/01/31 ....     3,000,000      3,035,760
       Georgia Tech Foundation Funding SAC II Project, Series A,
          5.25%, 11/01/30 ............................................     5,000,000      5,125,250
       Molecular Science Building Project, MBIA Insured, 5.00%,
          5/01/25 ....................................................     2,240,000      2,298,643
       Morehouse College Project, Refunding, AMBAC Insured, 5.00%,
          12/01/27 ...................................................     5,000,000      5,103,500
    Fulton County Water and Sewer Revenue, FGIC Insured, 5.00%,
       1/01/30 .......................................................     2,500,000      2,514,925
    Gainesville and Hall County Hospital Authority Revenue
       Anticipation Certificates, Northeast Health System Inc.
       Project, Pre-Refunded, 5.50%, 5/15/31 .........................     2,500,000      2,701,150
    Georgia Municipal Assn. Inc. COP, City Court Atlanta Project,
       AMBAC Insured, 5.25%, 12/01/26 ................................     2,000,000      2,074,500
    Georgia Municipal Electric Authority Power Revenue, Project 1,
       Refunding, Sub Series A, MBIA Insured, 5.00%, 1/01/26 .........     2,855,000      2,899,481
       Series W, 6.60%, 1/01/18 ......................................       955,000      1,119,967
       Series W, ETM, 6.60%, 1/01/18 .................................        45,000         51,529
    Georgia Municipal Gas Authority Gas Revenue, City of Toccoa
       Project, AMBAC Insured, 5.00%, 6/01/24 ........................     1,000,000      1,005,720
    Georgia Private Colleges and Universities Authority Student
       Housing Revenue, Mercer Housing Corp. Project, Series A, 6.00%,
       6/01/24 .......................................................     2,550,000      2,582,997
    Georgia School Board Assn. Inc. COP, DeKalb County Public School
       Project, MBIA Insured, 5.00%, 12/01/25 ........................     2,600,000      2,636,062
    Georgia State HFAR,
       MF, Lake Vista Apartments Project, Series A, FSA Insured,
          5.95%, 1/01/27 .............................................     1,000,000      1,001,640
       SFM, Series C, 5.00%, 12/01/27 ................................     1,000,000        932,720


                             Semiannual Report | 97

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                   AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA (CONTINUED)
(a) Glynn-Brunswick Memorial Hospital Authority Revenue,
       Anticipation Certificates, Southeast Georgia Health,
       Series A, 5.625%, 8/01/34                                         $ 3,500,000   $  3,441,235
    Gwinnett County Development Authority COP, Gwinnett County Public
       Schools Project, MBIA Insured, 5.00%, 1/01/24 .................     8,500,000      9,352,550
    Gwinnett County Hospital Authority Revenue, Anticipation
       Certificates, Gwinnett Hospital Systems Inc. Project, Series B,
       MBIA Insured, Pre-Refunded, 5.30%, 9/01/27 ....................     3,750,000      4,143,525
    Gwinnett County School District GO, 5.00%,
       2/01/32 .......................................................     5,000,000      5,151,150
       2/01/36 .......................................................     5,815,000      5,955,083
    Gwinnett County Water and Sewer Authority Revenue, Pre-Refunded,
       5.25%, 8/01/25 ................................................     2,795,000      3,066,311
    Habersham County Hospital Authority Revenue, Anticipation
       Certificates, XLCA Insured, 5.00%, 12/01/27 ...................     2,015,000      2,019,272
    Habersham County School District GO, MBIA Insured, 5.00%, 4/01/28      2,750,000      2,842,702
    Henry County Hospital Authority Revenue, Henry Medical Center Inc.
       Project, Refunding, AMBAC Insured, 6.00%, 7/01/29 .............     5,000,000      5,287,950
    Hogansville Combined Public Utility System Revenue, Refunding,
       FSA Insured, 6.00%, 10/01/23 ..................................     3,300,000      3,912,117
    Jackson County School District GO, MBIA Insured, 5.00%, 3/01/25 ..     3,000,000      3,088,740
    Lagrange-Troup County Hospital Authority Revenue, Series A, 5.50%,
       7/01/38 .......................................................     4,000,000      3,924,680
    Main Street Natural Gas Inc. Gas Project Revenue, Series A,
       5.50%, 9/15/27 ................................................     5,000,000      4,352,450
       6.25%, 7/15/33 ................................................     5,000,000      4,566,050
    Marietta Development Authority Revenue, first mortgage, Life
       College Inc.,
       Refunding, Series A, FSA Insured, 5.75%, 9/01/14 ..............     1,800,000      1,803,006
       Refunding, Series A, FSA Insured, 5.80%, 9/01/19 ..............     1,100,000      1,101,870
       Refunding, Series A, FSA Insured, 5.95%, 9/01/19 ..............     1,000,000      1,001,760
       Series B, FSA Insured, 5.75%, 9/01/14 .........................       800,000        801,336
    Medical Center Hospital Authority Revenue, Anticipation
       Certificates, Columbus Regional Healthcare System, MBIA
       Insured, 5.50%, 8/01/25 .......................................     6,000,000      6,190,680
    Meriwether County PFAR, Meriwether County Schools Project, MBIA
       Insured, 5.85%, 10/01/26 ......................................     1,000,000      1,035,480
    Monroe County Development Authority PCR, Oglethorpe Power Co.,
       Scherer Project, Refunding, Series A, 6.80%, 1/01/12 ..........     1,500,000      1,656,975
    Municipal Electricity Authority Revenue, Project 1, Sub Series E,
       MBIA Insured, 5.00%, 1/01/25 ..................................     2,315,000      2,347,433
    Newton County Hospital Authority Revenue, Newton Health System
       Project 1999, AMBAC Insured, Pre-Refunded, 6.10%, 2/01/24 .....     4,500,000      4,805,775
    Newton County IDAR, Georgia Perimeter College Foundation Real
       Estate Newton, CIFG Insured, 5.00%, 6/01/24 ...................     3,150,000      3,190,099
    Paulding County GO, Courthouse, FGIC Insured, 5.00%, 2/01/32 .....     4,000,000      4,051,880
    Paulding County School District GO, 5.00%, 2/01/33 ...............     4,000,000      4,054,640
    Peach County Development Authority Student Housing Facilities
       Revenue, Fort Valley State University Foundation Property LLC,
       AMBAC Insured, 5.00%, 6/01/34 .................................     3,000,000      3,016,980
    Private Colleges and Universities Authority Revenue,
       Emory University Project, Series A, Pre-Refunded, 5.50%,
          11/01/25 ...................................................    10,000,000     10,511,600
       Mercer University Project, Refunding, Series A, 5.375%,
          10/01/29 ...................................................     2,000,000      1,932,640
    Richmond County Development Authority, Solid Waste Disposal
       Revenue, International Paper Co. Project, 5.80%, 12/01/20 .....     1,500,000      1,412,475


                             98 | Semiannual Report

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                   AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA (CONTINUED)
    Richmond County Development Authority Educational Facilities
       Revenue, Augusta State University Jaguar Student Center, Series
       A, XLCA Insured, 5.00%, 7/01/29 ...............................   $ 1,000,000   $    998,650
    Rockdale County Water and Sewer Authority Revenue,
       FSA Insured, 5.00%, 7/01/29 ...................................     4,000,000      4,090,200
       Series A, MBIA Insured, Pre-Refunded, 5.375%, 7/01/29 .........     5,000,000      5,265,400
    Savannah EDA Revenue, Armstrong Center LLC Project, Series A, XLCA
       Insured, 5.00%, 12/01/30 ......................................     1,500,000      1,452,915
    South Fulton Municipal Regional Water and Sewer Authority Water
       Revenue, MBIA Insured, Pre-Refunded, 5.00%, 1/01/33 ...........     3,500,000      3,808,490
    Suwanee GO, MBIA Insured, Pre-Refunded, 5.25%, 1/01/32 ...........     3,000,000      3,256,560
    Upper Oconee Basin Water Authority Revenue, Refunding, MBIA
       Insured, 5.00%, 7/01/26 .......................................     1,000,000      1,033,790
    Valdosta and Lowndes County Hospital Authority Revenue,
       Certificates, South Georgia Medical Center Project,
       5.00%,
       10/01/33 ......................................................     2,000,000      1,804,940
       AMBAC Insured, 5.25%, 10/01/27 ................................     3,000,000      3,050,610
    Walton County Water and Sewer Authority Revenue, Hard Labor Creek
       Project, FSA Insured, 5.00%, 2/01/33 ..........................     5,000,000      5,120,450
       Oconee, Hard Creek Resources Project, FSA Insured, 5.00%,
          2/01/38 ....................................................     3,845,000      3,873,530
       Refunding and Improvement, MBIA Insured, 6.00%, 2/01/21 .......       750,000        751,298
    Ware County Hospital Authority Revenue, Anticipation Certificates,
        MBIA Insured, 5.25%, 3/01/25 .................................     3,000,000      3,100,440
                                                                                       ------------
                                                                                        337,471,275
                                                                                       ------------
    U.S. TERRITORIES 3.6%
    PUERTO RICO 2.6%
    Puerto Rico Commonwealth Highway and Transportation Authority
       Transportation Revenue, Refunding, Series L, MBIA Insured,
       5.25%, 7/01/35 ................................................    10,000,000      9,760,300
                                                                                       ------------
    VIRGIN ISLANDS 1.0%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding,
       Series A,
       5.40%, 10/01/12 ...............................................       850,000        859,044
       5.50%, 10/01/22 ...............................................     1,200,000      1,189,512
       5.625%, 10/01/25 ..............................................     1,530,000      1,522,457
                                                                                       ------------
                                                                                          3,571,013
                                                                                       ------------
    TOTAL U.S. TERRITORIES ...........................................                   13,331,313
                                                                                       ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $346,081,404) ...........................................                  350,802,588
                                                                                       ------------
    SHORT TERM INVESTMENTS 4.5%
    MUNICIPAL BONDS 4.5%
    GEORGIA 4.3%
(b) Atlanta Downtown Development Authority Revenue, Underground
       Atlanta Project, Refunding, AMBAC Insured, Weekly VRDN and
       Put, 7.95%, 10/01/16 ..........................................     6,640,000      6,640,000

(b) Atlanta Tax Allocation, Westside Project, Series A, Weekly
       VRDN and Put, 1.85%, 12/01/23 .................................     2,500,000      2,500,000

(b) Atlanta Water and Wastewater Revenue, Series C, FSA Insured,
       Daily VRDN and Put, 2.60%, 11/01/41 ...........................     6,900,000      6,900,000
                                                                                       ------------
                                                                                         16,040,000
                                                                                       ------------


                             Semiannual Report | 99

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                   AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 0.2%
    PUERTO RICO 0.2%
(b) Puerto Rico Commonwealth, Refunding, Series B-2, FSA Insured,
       Weekly VRDN and Put, 2.10%, 7/01/24 ...........................   $   700,000   $    700,000
                                                                                       ------------
    TOTAL SHORT TERM INVESTMENTS (COST $16,740,000) ..................                   16,740,000
                                                                                       ------------
    TOTAL INVESTMENTS (COST $362,821,404) 99.5% ......................                  367,542,588
    OTHER ASSETS, LESS LIABILITIES 0.5%                                                   1,865,534
                                                                                       ------------
    NET ASSETS 100.0% ................................................                 $369,408,122
                                                                                       ============

See Selected Portfolio Abbreviations on page 142.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                            100 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

                                                        SIX MONTHS ENDED                   YEAR ENDED FEBRUARY 28,
                                                         AUGUST 31, 2008   -------------------------------------------------------
CLASS A                                                    (UNAUDITED)      2008(a)     2007        2006        2005       2004(a)
-----------------------------------------------------   ----------------   --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the period)
Net asset value, beginning of period ................       $  10.57       $  11.44   $  11.39    $  11.41    $  11.51    $  11.30
                                                            --------       --------   --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) .........................           0.23           0.45       0.45        0.47        0.48        0.50
   Net realized and unrealized gains (losses) .......           0.38          (0.87)      0.06       (0.02)      (0.10)       0.21
                                                            --------       --------   --------    --------    --------    --------
Total from investment operations ....................           0.61          (0.42)      0.51        0.45        0.38        0.71
                                                            --------       --------   --------    --------    --------    --------
Less distributions from net investment income .......          (0.23)         (0.45)     (0.46)      (0.47)      (0.48)      (0.50)
                                                            --------       --------   --------    --------    --------    --------
Redemption fees .....................................             --             --(d)      --(d)       --(d)       --(d)       --
                                                            --------       --------   --------    --------    --------    --------
Net asset value, end of period ......................       $  10.95       $  10.57   $  11.44    $  11.39    $  11.41    $  11.51
                                                            ========       ========   ========    ========    ========    ========
Total return(e) .....................................           5.77%         (3.81)%     4.57%       4.01%       3.47%       6.43%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ...           0.75%          0.76%      0.77%       0.78%       0.79%       0.78%
Expenses net of waiver and payments by affiliates ...           0.75%          0.75%      0.75%       0.75%       0.71%       0.60%
Net investment income ...............................           4.19%          4.05%      4.02%       4.10%       4.30%       4.44%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................       $166,804       $149,776   $148,224    $128,254    $112,941    $118,797
Portfolio turnover rate .............................           7.02%          9.42%      2.28%       9.43%      12.48%      11.87%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 101

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

                                                                          PRINCIPAL
    FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                  AMOUNT        VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS 96.0%
    KENTUCKY 84.9%
    Bellevue GO, Public Project, Harbor Greene Project, XLCA Insured,
       5.00%, 2/01/34 ................................................   $ 1,065,000   $  1,091,806
    Boone County GO, Public Project, 5.00%,
       4/01/20 .......................................................     1,310,000      1,358,942
       4/01/21 .......................................................     1,000,000      1,033,310
    Boone County PCR, Collateralized, Dayton Power and Light Co.,
       Refunding, Series A, FGIC Insured, 4.70%, 1/01/28 .............     3,000,000      2,791,200
    Boone Florence Water Commission Water Supply Systems Revenue,
       Refunding, FGIC Insured, 5.00%,
       12/01/22 ......................................................     1,200,000      1,225,404
       12/01/27 ......................................................     2,000,000      2,015,440
    Bowling Green GO, Project, Series A, 5.00%, 6/01/38 ..............     5,000,000      5,014,900
    Bowling Green ISD Finance Corp. School Building Revenue, 5.75%,
       1/01/20 .......................................................     1,140,000      1,186,318
    Boyle County Revenue, Refunding and College Improvement, CIFG
       Insured, 5.00%, 6/01/32 .......................................     3,000,000      2,930,490
    Campbell and Kenton Counties Sanitation District No. 1 Sanitation
       District Revenue, Series A, FSA Insured, 5.00%,
       8/01/19 .......................................................     1,500,000      1,558,725
       8/01/24 .......................................................     2,000,000      2,045,460
    Campbell County School District Finance Corp. School Building
       Revenue, FSA Insured, 5.00%, 8/01/26 ..........................     2,845,000      2,932,939
    Christian County Public Courthouse Corp. Lease Revenue, District
       Court Facilities Project, Pre-Refunded, 5.125%, 8/01/20 .......     1,015,000      1,089,582
    Fayette County School District Finance Corp. School Building
       Revenue, Pre-Refunded, 5.50%, 9/01/18 .........................     2,500,000      2,616,700
       Series A, AMBAC Insured, 5.25%, 4/01/20 .......................     2,160,000      2,270,354
    Florence GO, Public Project, Series A, FGIC Insured, 5.00%,
       11/01/32 ......................................................     1,000,000      1,019,340
    Greater Kentucky Housing Assistance Corp. Mortgage Revenue,
       Section 8 Assisted Projects, Refunding, Series A, MBIA Insured,
       6.10%, 1/01/24 ................................................       290,000        290,073
    Hardin County School District Finance Corp. School Building
       Revenue, Pre-Refunded, 5.75%, 2/01/20 .........................     1,500,000      1,594,665
    Hardin County Water District No. 2 Water System Revenue, Series A,
       AMBAC Insured, 5.00%, 1/01/31 .................................     2,620,000      2,656,680
    Harlan County Justice Center Revenue, First Judicial Center
       Project, AMBAC Insured, 5.00%, 3/01/25 ........................     1,330,000      1,373,810
    Henry County Water District No. 2 Water Revenue, Refunding, MBIA
       Insured, 4.75%, 1/01/28 .......................................     2,035,000      2,062,595
    Jefferson County Health Facilities Revenue, Jewish Hospital
       Healthcare Services Inc., Refunding, AMBAC Insured, 5.75%,
       1/01/26 .......................................................     1,000,000      1,011,710
    Jefferson County School District Finance Corp. School Building
       Revenue, Series A,
       FSA Insured, Pre-Refunded, 5.25%, 7/01/18 .....................     1,500,000      1,580,235
       MBIA Insured, 4.75%, 6/01/27 ..................................     2,440,000      2,415,942
    Kentucky Area Development Districts Financing Trust Lease
       Acquisition Program COP, Series L, XLCA Insured, 5.00%,
       11/01/29 ......................................................     1,000,000      1,047,700
    Kentucky Area Development Districts Financing Trust Lease Program
       Revenue, City of Ewing,
       Series A, 6.00%, 6/01/30 ......................................     2,000,000      2,173,740
       Series C, 6.00%, 6/01/30 ......................................     1,285,000      1,362,254
       Series E, 5.70%, 6/01/22 ......................................     1,000,000      1,075,110
    Kentucky Asset/Liability Commission General Receipts Revenue,
       University of Kentucky, Project Notes, FGIC Insured, 5.00%,
       10/01/25 ......................................................     3,000,000      3,102,780

                            102 | Semiannual Report

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                  AMOUNT        VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    KENTUCKY (CONTINUED)
    Kentucky Economic Development Finance Authority Health System
       Revenue, Norton Healthcare Inc.,
       Refunding, Series C, MBIA Insured, 6.15%, 10/01/24 ............   $   160,000   $    174,269
       Series C, MBIA Insured, Pre-Refunded, 6.15%, 10/01/24 .........       245,000        284,310
       Series C, MBIA Insured, Pre-Refunded, 6.15%, 10/01/25 .........       935,000      1,089,836
    Kentucky Economic Development Finance Authority Hospital System
       Revenue, Appalachian Regional Health Center Facility, Refunding
       and Improvement, 5.875%, 10/01/22 .............................     2,000,000      1,857,880
(a) Kentucky Economic Finance Authority Louisville Arena Project
       Revenue, Louisville Arena, Sub Series A-1, Assured Guaranty,
       6.00%, 12/01/33 ...............................................     2,000,000      2,062,260
    Kentucky Housing Corp. Housing Revenue, Series A, 4.60%,
       7/01/32 .......................................................     2,000,000      1,664,980
    Kentucky Infrastructure Authority Revenue, Series A, 5.00%,
       6/01/19 .......................................................     1,140,000      1,174,930
       6/01/20 .......................................................     1,250,000      1,283,388
       6/01/21 .......................................................     1,190,000      1,218,048
    Kentucky Rural Water Finance Corp. Public Project Revenue,
       Flexible Term Program, Series A, 5.00%, 2/01/26 ...............     1,055,000      1,077,102
       Multimodal, Flexible Term Program, Series I, 5.00%, 2/01/34 ...     1,500,000      1,510,560
    Kentucky State Municipal Power Agency Power System Revenue,
       Prairie State Project, Series A, MBIA Insured, 5.00%,
       9/01/32 .......................................................     5,000,000      4,817,350
       9/01/37 .......................................................     4,250,000      4,032,102
    Kentucky State Property and Buildings Commission Revenues,
       Project No. 62, Refunding, Second Series, 5.25%, 10/01/18 .....     3,540,000      3,679,653
       Project No. 64, MBIA Insured, Pre-Refunded, 5.50%, 5/01/17 ....     1,535,000      1,599,409
       Project No. 69, Series A, FSA Insured, Pre-Refunded, 5.00%,
          8/01/21 ....................................................     2,300,000      2,467,647
    Project No. 77, MBIA Insured, Pre-Refunded, 5.00%, 8/01/23 .......     1,100,000      1,209,703
    Kentucky State Turnpike Authority Economic Development Road
       Revenue, Revitalization Projects, Refunding, Series A, 5.00%,
       7/01/28 .......................................................     1,000,000      1,024,120
       Series A, AMBAC Insured, 5.00%, 7/01/25 .......................     2,000,000      2,060,460
    Lawrenceburg Water and Sewer Revenue, MBIA Insured, 5.00%,
       10/01/28 ......................................................     1,730,000      1,770,378
    Louisville and Jefferson County Metropolitan Government College
       Revenue, Bellarmine University, Refunding and Improvement,
       Series A, 6.00%, 5/01/38 ......................................     2,500,000      2,455,575
    Louisville and Jefferson County Metropolitan Government Health
       Facilities Revenue, Jewish Hospital St. Marys Healthcare,
       Refunding, 6.125%, 2/01/37 ....................................     2,000,000      2,026,240
    Louisville and Jefferson County Metropolitan Government Industrial
       Building Revenue, Sisters of Mercy, Cincinnati, 5.00%,
       10/01/35 ......................................................     1,500,000      1,342,665
    Louisville and Jefferson County Metropolitan Sewer District Sewer
       and Drainage System Revenue, Series A,
       AMBAC Insured, 5.00%, 5/15/36 .................................     3,000,000      3,039,960
       FGIC Insured, 5.00%, 5/15/30 ..................................     2,750,000      2,759,570
       FGIC Insured, 5.00%, 5/15/38 ..................................     3,000,000      2,905,110
    Louisville and Jefferson County Student Housing Revenue,
       University of Louisville, Phase 3-A, AMBAC Insured, 5.00%,
       6/01/34 .......................................................     3,755,000      3,782,487
       Series A, AMBAC Insured, 5.00%, 6/01/25 .......................     1,000,000      1,029,900
    Louisville Parking Authority of River City Revenue, MBIA Insured,
       5.00%, 6/01/29 ................................................     3,290,000      3,332,276
    Louisville Regional Airport Authority Airport System Revenue, FSA
       Insured, 5.50%, 7/01/38 .......................................     3,000,000      2,897,490
    Louisville Waterworks Board Water System Revenue, Louisville Water
       Co., Refunding, FSA Insured,
       5.25%, 11/15/24 ...............................................     2,500,000      2,574,525
       5.50%, 11/15/25 ...............................................     2,000,000      2,073,900


                            Semiannual Report | 103

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                  AMOUNT        VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    KENTUCKY (CONTINUED)
    Murray Hospital Facilities Revenue, Murray, Calloway County Public
       Hospital, 5.125%, 8/01/37 .....................................   $ 3,000,000   $  2,652,750
    Northern Kentucky University COP, AMBAC Insured, 5.00%,
       12/01/27 ......................................................     1,500,000      1,509,570
    Northern Kentucky Water Service District Revenue, MBIA Insured,
       4.875%, 2/01/20 ...............................................     1,270,000      1,296,937
    Oldham County School District Finance Corp. School Building
       Revenue, MBIA Insured, 5.00%, 5/01/24 .........................     5,680,000      5,845,856
    Russell Health System Revenue, Our Lady of Bellefonte,
       Pre-Refunded, 5.50%, 7/01/15 ..................................       785,000        817,672
    Trimble County Environmental Facilities Revenue, Trimble County
       Environmental Facility,
       AMBAC Insured, 6.00%, 3/01/37 .................................     5,000,000      5,028,750
       Refunding, AMBAC Insured, 4.60%, 6/01/33 ......................     3,750,000      3,436,762
    Warren County Hospital Facility Revenue, Community Hospital Corp.
       Project, Refunding, Series A, 5.00%, 8/01/29 ..................     1,000,000        904,870
                                                                                       ------------
                                                                                        141,699,454
                                                                                       ------------
    U.S. TERRITORIES 11.1%
    PUERTO RICO 9.9%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue,
       Asset-Backed Bonds, Refunding, 5.375%, 5/15/33 ................     1,680,000      1,498,694
    Puerto Rico Commonwealth GO, Public Improvement, Series A,
       5.125%, 7/01/31 ...............................................     3,125,000      3,052,844
    Pre-Refunded, 5.125%, 7/01/31 ....................................     1,875,000      2,019,544
    Puerto Rico Commonwealth Highway and Transportation Authority
       Transportation Revenue,
       Series D, Pre-Refunded, 5.375%, 7/01/36 .......................     2,500,000      2,720,500
       Series K, 5.00%, 7/01/27 ......................................     3,000,000      2,910,780
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.25%, 7/01/36 ...........................       455,000        447,124
       Refunding, Series N, 5.00%, 7/01/32 ...........................     3,000,000      2,755,710
       Series D, Pre-Refunded, 5.25%, 7/01/36 ........................       995,000      1,074,540
                                                                                       ------------
                                                                                         16,479,736
                                                                                       ------------
    VIRGIN ISLANDS 1.2%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding,
       Series A, 5.625%, 10/01/25 ....................................     2,000,000      1,990,140
                                                                                       ------------
    TOTAL U.S. TERRITORIES ...........................................                   18,469,876
                                                                                       ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $159,816,050) ...........................................                  160,169,330
                                                                                       ------------
    SHORT TERM INVESTMENTS 4.0%
    MUNICIPAL BONDS 4.0%
    KENTUCKY 3.3%
(b) Breckinridge County Lease Program Revenue, Kentucky Assn. Counties
       Leasing Trust, Series A, Weekly VRDN and Put, 2.30%,
       2/01/32 .......................................................       805,000        805,000
(b) Christian County Assn. of County Leasing Trust Lease Program
       Revenue, Refunding, Series A, Daily VRDN and Put, 2.30%,
       4/01/37 .......................................................       820,000        820,000
(b) Ohio County PCR, Big Rivers Electric Corp. Project, AMBAC Insured,
       Weekly VRDN and Put, 8.00%, 6/01/13 ...........................     3,000,000      3,000,000
(b) Shelby County Lease Revenue, Series A, Daily VRDN and Put, 2.30%,
       9/01/34 .......................................................       875,000        875,000
                                                                                       ------------
                                                                                          5,500,000
                                                                                       ------------


                            104 | Semiannual Report

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                  AMOUNT        VALUE
----------------------------------------------------------------------   -----------   ------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 0.7%
    PUERTO RICO 0.7%
(b) Puerto Rico Commonwealth, Refunding, Series B-2, FSA Insured,
       Weekly VRDN and Put, 2.10%, 7/01/24 ...........................   $   200,000   $    200,000
(b) Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series
       A-4, FSA Insured, Daily VRDN and Put, 2.30%, 7/01/31 ..........       900,000        900,000
                                                                                       ------------
                                                                                          1,100,000
                                                                                       ------------
    TOTAL SHORT TERM INVESTMENTS (COST $6,600,000) ...................                    6,600,000
                                                                                       ------------
    TOTAL INVESTMENTS (COST $166,416,050) 100.0% .....................                  166,769,330
    OTHER ASSETS, LESS LIABILITIES 0.0%(c) ...........................                       34,667
                                                                                       ------------
    NET ASSETS 100.0% ................................................                 $166,803,997
                                                                                       ============

See Selected Portfolio Abbreviations on page 142.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

(c)  Rounds to less than 0.1% of net assets.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 105

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                     SIX MONTHS ENDED                     YEAR ENDED FEBRUARY 28,
                                                      AUGUST 31, 2008   ----------------------------------------------------------
CLASS A                                                 (UNAUDITED)      2008(a)       2007         2006       2005        2004(a)
-------                                              ----------------   --------     --------     --------   --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $  10.74        $  11.61     $  11.52     $  11.68   $  11.81     $  11.55
                                                        --------        --------     --------     --------   --------     --------
Income from investment operations(b):
   Net investment income(c) ......................          0.24            0.47         0.48         0.50       0.52         0.53
   Net realized and unrealized gains (losses) ....          0.36           (0.87)        0.10        (0.16)     (0.14)        0.26
                                                        --------        --------     --------     --------   --------     --------
Total from investment operations .................          0.60           (0.40)        0.58         0.34       0.38         0.79
                                                        --------        --------     --------     --------   --------     --------
Less distributions from net investment income ....         (0.24)          (0.47)       (0.49)       (0.50)     (0.51)       (0.53)
                                                        --------        --------     --------     --------   --------     --------
Redemption fees ..................................            --              --(d)        --(d)        --         --(d)        --
                                                        --------        --------     --------     --------   --------     --------
Net asset value, end of period ...................      $  11.10        $  10.74     $  11.61     $  11.52   $  11.68     $  11.81
                                                        ========        ========     ========     ========   ========     ========
Total return(e) ..................................          5.58%          (3.57)%       5.14%        2.99%      3.36%        7.01%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses .........................................          0.69%           0.71%        0.73%        0.73%      0.73%        0.73%
Net investment income ............................          4.19%           4.14%        4.22%        4.30%      4.49%        4.56%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $267,733        $234,314     $220,927     $188,333   $188,659     $185,987
Portfolio turnover rate ..........................          5.61%          11.57%        5.71%        9.78%      8.67%       16.35%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             106 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                     SIX MONTHS ENDED                     YEAR ENDED FEBRUARY 28,
                                                      AUGUST 31, 2008   ----------------------------------------------------------
CLASS C                                                 (UNAUDITED)      2008(a)       2007         2006       2005        2004(a)
-------                                              ----------------   --------     --------     --------   --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $ 10.85         $ 11.73      $ 11.63      $ 11.79    $ 11.91      $ 11.65
                                                         -------         -------      -------      -------    -------      -------
Income from investment operations(b):
   Net investment income(c) ......................          0.21            0.41         0.43         0.44       0.46         0.46
   Net realized and unrealized gains (losses) ....          0.37           (0.88)        0.09        (0.16)     (0.13)        0.26
                                                         -------         -------      -------      -------    -------      -------
Total from investment operations .................          0.58           (0.47)        0.52         0.28       0.33         0.72
                                                         -------         -------      -------      -------    -------      -------
Less distributions from net investment income ....         (0.21)          (0.41)       (0.42)       (0.44)     (0.45)       (0.46)
                                                         -------         -------      -------      -------    -------      -------
Redemption fees ..................................            --              --(d)        --(d)        --         --(d)        --
                                                         -------         -------      -------      -------    -------      -------
Net asset value, end of period ...................       $ 11.22         $ 10.85      $ 11.73      $ 11.63    $ 11.79      $ 11.91
                                                         =======         =======      =======      =======    =======      =======
Total return(e) ..................................          5.32%          (4.16)%       4.61%        2.40%      2.84%        6.34%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses .........................................          1.24%           1.26%        1.28%        1.28%      1.28%        1.29%
Net investment income ............................          3.64%           3.59%        3.67%        3.75%      3.94%        4.00%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $43,839         $35,085      $29,028      $23,319    $19,196      $20,768
Portfolio turnover rate ..........................          5.61%          11.57%        5.71%        9.78%      8.67%       16.35%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 107

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

                                                                          PRINCIPAL
    FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                 AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS 96.9%
    LOUISIANA 89.0%
(a) Alexandria Sales & Use Tax Revenue, 5.00%,
       8/01/26 .......................................................   $ 1,710,000   $  1,753,160
       8/01/27 .......................................................     1,790,000      1,826,999
       8/01/28 .......................................................     1,875,000      1,905,225
    Baton Rouge Public Improvement Sales Tax Revenue, Refunding,
       Series A-2, FSA Insured, 5.00%, 8/01/37 .......................     4,000,000      4,024,680
    Bossier Parish Sales and Use Tax Revenue, AMBAC Insured, 5.00%,
       7/01/20 .......................................................     1,900,000      1,965,778
    Calcasieu Parish Public Trust Authority Student Lease Revenue,
       McNeese Student Housing Project, MBIA Insured, 5.25%,
       5/01/21 .......................................................     1,505,000      1,533,445
       5/01/33 .......................................................     2,500,000      2,429,125
    De Soto Parish Environmental Improvement Revenue, International
       Paper Co. Project, Series A, 5.65%, 12/01/21 ..................     1,000,000        915,840
    De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding,
       AMBAC Insured, 5.875%, 9/01/29 ................................    11,500,000     11,983,805
    Denham Spring Livingston Housing and Mortgage Finance Authority
       SFHR, Series A, FHA Insured, ETM, 7.20%, 8/01/10 ..............     1,380,000      1,510,120
    East Baton Rouge Mortgage Finance Authority Revenue, SFM
       Purchase, Refunding, Series A, 6.10%, 10/01/29 ................       165,000        164,990
    East Baton Rouge Parish Park and Recreation District GO,
       FSA Insured, 5.00%, 5/01/25 ...................................     3,325,000      3,409,921
    East Baton Rouge Parish Sales and Use Tax Revenue, Public
       Improvement, Series ST, FGIC Insured, Pre-Refunded,
       5.00%, 2/01/20 ................................................     1,000,000      1,072,350
    East Baton Rouge Parish Sales Tax Revenue, Public Improvement,
       Refunding, Series A, AMBAC Insured, 5.00%, 2/01/24 ............     2,000,000      2,040,540
    England District Sub-District No. 1 Revenue, FGIC Insured,
       5.00%, 8/15/19 ................................................     5,000,000      5,186,850
    Ernest N. Morial New Orleans Exhibit Hall Authority Special Tax,
       senior sub. note, Series A, AMBAC Insured, Pre-Refunded,
       5.00%, 7/15/33 ................................................     5,000,000      5,482,500
    Greater New Orleans Expressway Commission Revenue, Refunding,
       AMBAC Insured, 5.00%, 11/01/27 ................................     5,000,000      5,044,900
    Jefferson Parish Revenue, Public Improvement, 24th Judicial
       District Project, MBIA Insured, 5.00%, 4/01/29 ................     3,060,000      3,044,302
    Jefferson Parish West Jefferson Park and Community Center
       Revenue, MBIA Insured, 5.00%, 10/01/29 ........................     2,925,000      3,054,022
    Jefferson Sales Tax District Special Sales Tax Revenue,
       FSA Insured, Pre-Refunded, 5.00%, 12/01/22 ....................     3,000,000      3,054,900
       Special Tax Bond, AMBAC Insured, Pre-Refunded, 5.00%,
          12/01/20 ...................................................     4,195,000      4,534,418
    Lafayette Communications Systems Revenue, XLCA Insured, 5.25%,
       11/01/27 ......................................................     5,000,000      5,146,150
    Lafayette Public Power Authority Electric Revenue, MBIA
       Insured, 5.00%, 11/01/32 ......................................     5,000,000      5,010,600
    Lafayette Public Trust Financing Authority Revenue, Ragin'
       Cajun Facilities Inc. Project, MBIA Insured, 5.00%,
       10/01/22 ......................................................     1,500,000      1,550,700
    Lafayette Public Trust Financing Authority SFMR, Series A,
       ETM, 7.20%, 4/01/11 ...........................................        30,000         33,534
    Lafayette Utilities Revenue, MBIA Insured, 5.00%, 11/01/28 .......     5,000,000      5,079,100
    Lafourche Parish Home Mortgage Authority SFMR, ETM,
       7.40%, 7/01/10 ................................................        30,000         31,615
    Livingston Parish Waterworks Revenue, Ward Two Water District,
       AMBAC Insured, 5.125%, 4/01/29 ................................     2,200,000      2,306,062


                             108 | Semiannual Report

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                 AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    LOUISIANA (CONTINUED)
    Louisiana HFA, SFMR, Home Ownership Program, GO Zone,
       Series B-1, GNMA Secured, 5.00%, 12/01/32 .....................   $ 2,140,000   $  2,055,598
    Louisiana HFA Mortgage Revenue, SF, Series A-1, GNMA Secured,
       5.45%, 12/01/20 ...............................................       445,000        445,636
    Louisiana Local Government Environmental Facilities and CDA
       Revenue, Baton Rouge Apartments, Series A, MBIA Insured,
       6.375%, 1/01/30 ...............................................     4,265,000      4,296,817
       Delgado Community College Foundation Project, AMBAC
          Insured, 6.00%, 10/01/29 ...................................     1,000,000      1,047,240
       Denham Springs Sewer Project, AMBAC Insured, 4.75%, 12/01/31 ..     3,000,000      2,885,430
       East Ascension Consolidated No. 1, Refunding, AMBAC
          Insured, 5.00%, 12/01/37 ...................................     5,370,000      5,418,813
       East Ascension Consolidated No. 1, Refunding, AMBAC
          Insured, 5.00%, 12/01/44 ...................................     8,870,000      8,854,566
       Independence Stadium Project, Refunding, 5.25%, 3/01/30 .......     8,845,000      8,732,757
       Jefferson Parking Garage Project, AMBAC Insured,
          5.00%, 9/01/21 .............................................     2,215,000      2,259,322
       Lake Charles Public Improvements Project, AMBAC Insured,
          5.00%, 5/01/27 .............................................     5,000,000      5,105,400
       Livingston Parish Road, AMBAC Insured, 5.00%, 3/01/21 .........     4,040,000      4,010,347
       MBIA Insured, 5.00%, 12/01/26 .................................     3,000,000      3,011,130
       Parking Facilities Corp. Garage Project, Series A, AMBAC
          Insured, 5.375%, 10/01/26 ..................................     2,000,000      2,052,540
       Parking Facilities Corp. Garage Project, Series A, AMBAC
          Insured, 5.375%, 10/01/31 ..................................     2,000,000      2,039,300
       Southeastern Louisiana Student Housing, Series A, MBIA
          Insured, 5.00%, 8/01/27 ....................................     3,000,000      2,985,330
    Louisiana Local Government Environmental Facilities GO, AMBAC
       Insured, 5.25%, 4/01/29 .......................................     1,000,000      1,022,250
    Louisiana Public Facilities Authority Hospital Revenue,
       Touro Infirmary Project, Series A, 5.625%, 8/15/29 ............     3,500,000      3,170,615
    Louisiana Public Facilities Authority Revenue,
       Archdiocese of New Orleans Project, Refunding, CIFG Insured,
          5.00%, 7/01/31 .............................................     5,000,000      4,640,350
       Centenary College Project, Refunding, 5.75%, 2/01/29 ..........     7,300,000      6,677,821
       Dillard University Project, Series A, AMBAC Insured,
          5.30%, 8/01/26 .............................................     1,540,000      1,585,861
       FHA Insured Mortgage, Baton Rouge General, MBIA Insured,
          5.25%, 7/01/33 .............................................     5,000,000      4,857,800
       Grambling University Project, Black and Gold Facilities
          Project, Series A, CIFG Insured, 5.00%, 7/01/30 ............     5,000,000      4,745,000
       Mortgage Purchase, HFA, Refunding, Series A, FNMA Insured,
          6.40%, 7/20/20 .............................................     1,715,000      1,716,269
       Ochsner Clinic Foundation Project, Refunding, Series B, ETM,
          5.75%, 5/15/23 .............................................     2,500,000      2,912,575
       Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/27 ...     3,990,000      3,793,572
       Tulane University, Refunding, Series A, AMBAC Insured,
          5.125%, 7/01/27 ............................................     3,000,000      3,260,310
       Tulane University Project, Refunding, Series A-1, MBIA
          Insured, 5.00%, 2/15/30 ....................................     3,500,000      3,495,345
    Louisiana State Citizens Property Insurance Corp. Assessment
       Revenue, Series B, AMBAC Insured, 5.00%, 6/01/23 ..............     5,000,000      4,989,300
    Louisiana State Gas and Fuels Tax Revenue, Series A,
       AMBAC Insured, 5.00%, 6/01/27 .................................     3,500,000      3,541,370
       FSA Insured, 5.00%, 5/01/31 ...................................    10,000,000     10,255,100
    Louisiana State GO, Match, Refunding, Series B, CIFG
       Insured, 5.00%,
       7/15/24 .......................................................     3,475,000      3,561,041
       7/15/25 .......................................................     2,765,000      2,822,484
    Louisiana State Office Facilities Corp. Lease Revenue, Capital
       Complex Program, AMBAC Insured, 5.00%, 5/01/21 ................     2,500,000      2,547,500
       Series A, MBIA Insured, 5.375%, 3/01/19 .......................     3,000,000      3,057,840
    Louisiana State Offshore Term Authority Deepwater Port Revenue,
       Loop LLC Project, Refunding, 5.00%, 10/01/20 ..................     5,000,000      5,009,750


                             Semiannual Report | 109

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                 AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    LOUISIANA (CONTINUED)
    Louisiana State University and Agricultural and Mechanical
       College Board Revenue,
       AMBAC Insured, 5.00%, 7/01/22 .................................   $ 5,000,000   $  5,178,200
       Auxiliary, FGIC Insured, 5.00%, 7/01/31 .......................     3,000,000      2,983,620
       Auxiliary, Series B, AMBAC Insured, 5.00%, 7/01/27 ............     1,500,000      1,511,190
    Monroe Sales and Use Tax Revenue, FGIC Insured, Pre-Refunded,
       5.25%, 7/01/23 ................................................     1,535,000      1,699,828
    New Orleans GO,
       Drain Systems, AMBAC Insured, 5.00%, 12/01/18 .................     1,000,000      1,000,040
       Public Improvement, AMBAC Insured, 5.25%, 12/01/29 ............     1,485,000      1,475,481
       Public Improvement, FGIC Insured, 5.25%, 12/01/21 .............     1,295,000      1,304,674
       Public Improvement, FGIC Insured, 5.125%, 12/01/26 ............     2,000,000      1,838,540
       Radian Insured, 5.125%, 12/01/30 ..............................    10,055,000      8,992,790
       Refunding, MBIA Insured, 5.125%, 9/01/21 ......................     2,000,000      2,008,940
    Orleans Levee District Revenue, Levee Improvement, Refunding,
       FSA Insured, 5.95%, 11/01/14 ..................................       525,000        528,502
    Orleans Parish Parishwide School District GO, Refunding,
       Series B, FGIC Insured, 5.50%, 9/01/20 ........................     1,000,000      1,001,160
    Orleans Parish School Board GO, Series 95, FGIC Insured,
       5.375%, 9/01/18 ...............................................     1,950,000      1,950,234
    Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood
       Regional Medical Center, FSA Insured, Pre-Refunded,
       5.75%, 5/15/21 ................................................     2,500,000      2,660,350
    Ouachita Parish West Ouachita Parish School District Sales and Use
       Tax Revenue, FGIC Insured, Pre-Refunded, 5.75%, 9/01/24 .......     1,410,000      1,534,588
    Port New Orleans Board of Commissioners Port Facility Revenue,
       Refunding, Assured Guaranty, 5.125%, 4/01/38 ..................     5,000,000      4,672,150
    Rapides Parish Housing and Mortgage Finance Authority Revenue, SFM
       Purchase, FHA Insured, ETM, 7.25%, 8/01/10 ....................       300,000        319,200
    Shreveport Certificates of Indebtedness Revenue, Refunding,
       Series A, AMBAC Insured, 5.00%, 10/01/16 ......................     1,000,000      1,035,900
    St. Bernard Home Mortgage Authority Revenue, SF, Series A,
       FGIC Insured, ETM, 7.50%, 9/01/10 .............................       435,000        479,866
    St. Charles Parish Consolidated Waterworks and Wastewater District
       No. 1 Revenue, Series A, AMBAC Insured, 5.00%, 7/01/31 ........     6,485,000      6,576,957
    St. John the Baptist Parish EDR, USX Corp. Project, Refunding,
       5.35%, 12/01/13 ...............................................     2,500,000      2,525,200
    St. John the Baptist Parish Revenue, Marathon Oil Corp., Series A,
       5.125%, 6/01/37 ...............................................     4,000,000      3,418,880
    St. Tammany's Public Trust Financing Authority SFMR, Series A,
       ETM, 7.20%,
       7/01/10 .......................................................        30,000         31,434
       7/01/11 .......................................................        50,000         56,530
    Terrebonne Parish Hospital Service District No. 1 Hospital Revenue,
       Terrebonne General Medical Center Project, Refunding, AMBAC
       Insured, 5.50%, 4/01/33 .......................................     2,155,000      2,242,903
    University of Louisiana System Board of Supervisors Lease Revenue,
       Lafayette Cajundome Convention Center Project,
       MBIA Insured, Pre-Refunded, 6.25%, 9/01/29 ....................     1,200,000      1,278,552
       Northwestern State University Wellness, AMBAC Insured,
       5.10%, 4/01/24 ................................................     1,000,000      1,018,290
                                                                                       ------------
                                                                                        277,282,009
                                                                                       ============


                             110 | Semiannual Report

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                 AMOUNT        VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 7.9%
    PUERTO RICO 6.9%
    Puerto Rico Commonwealth GO, Public Improvement,
       MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ....................   $ 4,400,000   $  4,659,072
       Series A, 5.00%, 7/01/33 ......................................       615,000        579,133
    Puerto Rico Commonwealth Highway and Transportation Authority
       Transportation Revenue, Refunding, Series L, MBIA Insured,
       5.25%, 7/01/35 ................................................    10,000,000      9,760,300
    Puerto Rico Electric Power Authority Power Revenue,
       Series WW, 5.25%, 7/01/33 .....................................     6,450,000      6,405,237
                                                                                       ------------
                                                                                         21,403,742
                                                                                       ------------
    VIRGIN ISLANDS 1.0%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding,
       Series A, 5.50%, 10/01/18 .....................................     3,000,000      3,012,090
                                                                                       ------------
    TOTAL U.S. TERRITORIES ...........................................                   24,415,832
                                                                                       ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $303,574,163) ...........................................                  301,697,841
                                                                                       ------------
    SHORT TERM INVESTMENTS 3.2%
    MUNICIPAL BONDS 3.2%
    LOUISIANA 1.9%
(b) Louisiana Public Facilities Authority Revenue, Christus Health,
       Series C, MBIA Insured, Weekly VRDN and Put, 9.50%, 7/01/47 ...     5,000,000      5,000,000
(b) Louisiana State Offshore Terminal Authority Deepwater Port
       Revenue, Loop Inc. Project, First Stage, ACES, Refunding, Daily
       VRDN and Put, 2.42%, 9/01/17 ..................................     1,100,000      1,100,000
                                                                                       ------------
                                                                                          6,100,000
                                                                                       ------------
    U.S. TERRITORIES 1.3%
    PUERTO RICO 1.3%
(b) Puerto Rico Commonwealth, Refunding, Series B-2, FSA Insured,
       Weekly VRDN and Put, 2.10%, 7/01/24 ...........................     3,200,000      3,200,000
(b) Puerto Rico Commonwealth GO, Refunding, Series A-8, Weekly
       VRDN and Put, 1.70%, 7/01/34 ..................................       800,000        800,000
                                                                                       ------------
                                                                                          4,000,000
                                                                                       ------------
    TOTAL SHORT TERM INVESTMENTS (COST $10,100,000) ..................                   10,100,000
                                                                                       ------------
    TOTAL INVESTMENTS (COST $313,674,163) 100.1% .....................                  311,797,841
    OTHER ASSETS, LESS LIABILITIES (0.1)% ............................                     (225,594)
                                                                                       ------------
    NET ASSETS 100.0% ................................................                 $311,572,247
                                                                                       ============

See Selected Portfolio Abbreviations on page 142.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 111

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                  SIX MONTHS ENDED                  YEAR ENDED FEBRUARY 28,
                                                   AUGUST 31, 2008   ----------------------------------------------------
CLASS A                                              (UNAUDITED)      2008(a)     2007       2006       2005      2004(a)
-------                                           ----------------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $  10.81       $  11.84   $  11.77   $  11.80   $  11.93   $  11.78
                                                      --------       --------   --------   --------   --------   --------
Income from investment operations(b):
   Net investment income(c) ...................           0.24           0.48       0.49       0.51       0.51       0.52
   Net realized and unrealized gains
      (losses) ................................           0.34          (1.03)      0.08      (0.03)     (0.13)      0.16
                                                      --------       --------   --------   --------   --------   --------
Total from investment operations ..............           0.58          (0.55)      0.57       0.48       0.38       0.68
                                                      --------       --------   --------   --------   --------   --------
Less distributions from net investment
   income .....................................          (0.24)         (0.48)     (0.50)     (0.51)     (0.51)     (0.53)
                                                      --------       --------   --------   --------   --------   --------
Redemption fees ...............................             --(d)        --(d)      --(d)      --(d)      --(d)        --
                                                      --------       --------   --------   --------   --------   --------
Net asset value, end of period ................       $  11.15       $  10.81   $  11.84   $  11.77   $  11.80   $  11.93
                                                      ========       ========   ========   ========   ========   ========
Total return(e)................................           5.40%         (4.80)%     4.96%      4.11%      3.34%      5.89%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ......................................           0.66%          0.67%      0.68%      0.69%      0.70%      0.70%
Net investment income .........................           4.27%          4.18%      4.21%      4.29%      4.40%      4.43%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $455,791       $417,427   $410,890   $369,205   $332,943   $340,237
Portfolio turnover rate .......................           5.71%         10.28%      7.84%      8.00%     12.03%     10.56%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                            112 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN MARYLAND TAX-FREE INCOME FUND


                                                  SIX MONTHS ENDED                YEAR ENDED FEBRUARY 28,
                                                   AUGUST 31, 2008   ---------------------------------------------------
CLASS C                                              (UNAUDITED)      2008(a)     2007       2006       2005      2004(a)
-------                                           ----------------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $  10.95       $ 11.99    $ 11.91    $ 11.93    $ 12.05     $ 11.90
                                                      --------       -------    -------    -------    -------     -------
Income from investment operations(b):
   Net investment income(c) ...................           0.21          0.43       0.43       0.45       0.46        0.46
   Net realized and unrealized gains
      (losses) ................................           0.36         (1.05)      0.08      (0.03)     (0.13)       0.15
                                                      --------       -------    -------    -------    -------     -------
Total from investment operations ..............           0.57         (0.62)      0.51       0.42       0.33        0.61
                                                      --------       -------    -------    -------    -------     -------
Less distributions from net investment
   income .....................................          (0.21)        (0.42)     (0.43)     (0.44)     (0.45)      (0.46)
                                                      --------       -------    -------    -------    -------     -------
Redemption fees ...............................             --(d)         --(d)      --(d)      --(d)      --(d)       --
                                                      --------       -------    -------    -------    -------     -------
Net asset value, end of period ................       $  11.31       $ 10.95    $ 11.99    $ 11.91    $ 11.93     $ 12.05
                                                      ========       =======    =======    =======    =======     =======
Total return(e) ...............................           5.22%        (5.35)%     4.42%      3.57%      2.73%       5.33%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ......................................           1.21%         1.22%      1.23%      1.24%      1.25%       1.28%
Net investment income .........................           3.72%         3.63%      3.66%      3.74%      3.85%       3.85%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $106,153       $82,927    $71,937    $59,915    $48,997     $49,739
Portfolio turnover rate ........................          5.71%        10.28%      7.84%      8.00%     12.03%      10.56%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 113

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

                                                                              PRINCIPAL
    FRANKLIN MARYLAND TAX-FREE INCOME FUND                                      AMOUNT        VALUE
--------------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS 99.4%

    MARYLAND 80.2%
    Anne Arundel County GO, Refunding, 4.625%, 3/01/32 ...................   $ 2,000,000   $  2,006,020
    Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA
       Insured, 5.25%, 9/01/39 ...........................................    25,095,000     21,798,270
    Baltimore County Metropolitan 68th District GO, Refunding, 5.00%,
       8/01/32 ...........................................................     1,000,000      1,019,850
    Baltimore GO, Consolidated Public Improvement,
       Series A, FSA Insured, Pre-Refunded, 5.25%, 10/15/17 ..............     3,300,000      3,488,859
       Series B, 7.15%, 10/15/08 .........................................     1,000,000      1,006,260
    Baltimore Port Facilities Revenue, Consolidated Coal Sales, Refunding,
       Series A, 6.50%, 10/01/11 .........................................     1,850,000      1,932,788
    Baltimore Project Revenue,
       sub. bond, Water Projects, Series A, FSA Insured, 5.00%, 7/01/38 ..     6,150,000      6,245,018
       Wastewater Projects, FSA Insured, 5.00%, 7/01/37 ..................     7,000,000      7,089,250
       Wastewater Projects, Series A, FSA Insured, 5.00%, 7/01/33 ........     5,355,000      5,450,373
       Wastewater Projects, Series A, FSA Insured, 5.00%, 7/01/38 ........     5,000,000      5,061,650
       Wastewater Projects, Series B, FGIC Insured, Pre-Refunded, 5.00%,
          7/01/28 ........................................................     4,000,000      4,129,680
       Wastewater Projects, Series C, AMBAC Insured, 5.00%, 7/01/31 ......     2,855,000      2,860,310
       Wastewater Projects, Series C, AMBAC Insured, Pre-Refunded, 5.00%,
          7/01/31 ........................................................     2,145,000      2,393,005
       Wastewater Projects, Series D, AMBAC Insured, 5.00%, 7/01/32 ......     2,120,000      2,108,170
       Water Projects, Series C, AMBAC Insured, 5.00%, 7/01/32 ...........     5,000,000      4,972,100
       Water Projects, Series C, AMBAC Insured, Pre-Refunded, 5.00%,
          7/01/36 ........................................................     3,000,000      3,346,860
    Baltimore Revenue,
       Wastewater Project, Series A, FGIC Insured, Pre-Refunded, 5.80%,
          7/01/15 ........................................................     5,000,000      5,172,150
       Water Projects, Refunding, Series A, FGIC Insured, 5.125%,
          7/01/42 ........................................................    11,740,000     11,599,590
       Water Projects, Series A, FSA Insured, Pre-Refunded, 5.75%,
          7/01/30 ........................................................    10,000,000     10,662,800
    Carroll County Revenue, Fairhaven and Copper Ridge, Refunding,
       Series A, Radian Insured,
       5.375%, 1/01/16 ...................................................     2,000,000      2,025,120
       5.50%, 1/01/19 ....................................................     1,000,000      1,011,550
       5.625%, 1/01/25 ...................................................     2,000,000      2,010,400
    Frederick County Educational Facilities Revenue, Mount St. Mary
       University, Refunding, 5.625%, 9/01/38 ............................     5,000,000      4,642,500
    Harford County GO, Consolidated Public Improvement, 4.45%, 1/15/17 ...     1,125,000      1,158,851
    Maryland Environmental Services COP, Water and Waste Facilities,
       Series A, 6.70%, 6/01/11 ..........................................     1,210,000      1,212,456
    Maryland State Community Development Administration Department of
       Housing and CDR,
    Housing, Refunding, Series A, 6.00%, 7/01/32 .........................     4,000,000      4,009,360
       (a)Residential, 5.65%, 9/01/48 ....................................     8,000,000      8,013,840
       (a)Residential, Series C, 5.375%, 9/01/39 .........................    10,000,000     10,034,500
       Residential, Series D, 5.25%, 9/01/29 .............................     3,135,000      2,898,778
       SF Program, Second Series, 5.00%, 4/01/17 .........................       690,000        694,340
    Maryland State EDC Student Housing Revenue,
       University of Maryland Baltimore County Project, Refunding, XLCA
          Insured, 5.00%, 7/01/30 ........................................     3,245,000      3,210,765
       University of Maryland Baltimore County Project, Refunding, XLCA
          Insured, 5.00%, 7/01/35 ........................................     3,675,000      3,589,850
       University of Maryland College Park Projects, Refunding, CIFG
          Insured, 5.00%, 6/01/25 ........................................     2,500,000      2,340,675
    Maryland State EDC Student Housing Revenue, (continued)
       University of Maryland College Park Projects, Refunding, CIFG
          Insured, 5.00%, 6/01/28 ........................................     2,000,000      1,828,480
       University of Maryland College Park Projects, Refunding, CIFG
          Insured, 5.00%, 6/01/33 ........................................     9,370,000      8,267,619


                            114 | Semiannual Report

Franklin Tax-Free Trust

                                                                              PRINCIPAL
    FRANKLIN MARYLAND TAX-FREE INCOME FUND                                      AMOUNT        VALUE
--------------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    MARYLAND (CONTINUED)
    Maryland State EDC Utility Infrastructure Revenue, University College
       Park Project, AMBAC Insured, 5.00%, 7/01/19 .......................   $ 1,675,000   $  1,716,523
    Maryland State Health and Higher Educational Facilities Authority
       Revenue,
       Anne Arundel Health System, Series A, Pre-Refunded, 5.125%,
          7/01/34 ........................................................     2,500,000      2,760,775
       Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 .........     8,365,000      8,452,665
       Carroll County General Hospital, 6.00%, 7/01/26 ...................     2,000,000      2,031,140
       Carroll County General Hospital, 5.80%, 7/01/32 ...................     5,000,000      5,001,200
       Carroll Hospital Center, 5.00%, 7/01/40 ...........................     6,790,000      5,942,744
       Catholic Health Initiatives, Series A, 6.00%, 12/01/20 ............       715,000        742,263
       Catholic Health Initiatives, Series A, ETM, 6.00%, 12/01/20 .......     2,205,000      2,360,673
       Catholic Health Initiatives, Series A, ETM, 6.00%, 12/01/24 .......     2,025,000      2,164,361
       Charity Obligation Group, Series A, Pre-Refunded, 5.00%, 11/01/19..     1,515,000      1,563,768
       Charity Obligation Group, Series A, Pre-Refunded, 5.00%, 11/01/29..     2,250,000      2,322,428
       Edenwald, Series A, 5.40%, 1/01/31 ................................     1,000,000        926,630
       Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27 ............    11,000,000     11,702,460
       Johns Hopkins Medical Institutions, Series A, 5.00%, 5/15/37 ......     9,395,000      9,198,081
       Johns Hopkins University, Series A, 5.00%, 7/01/38 ................     5,805,000      5,839,540
       Johns Hopkins University Issue, Pre-Refunded, 6.00%, 7/01/39 ......     5,000,000      5,212,700
       Johns Hopkins University Issue, Series A, 5.00%, 7/01/32 ..........    29,000,000     29,309,430
       LifeBridge Health, Refunding, Assured Guaranty, 5.00%, 7/01/34 ....    10,945,000     11,061,017
       Loyola College, Series A, 5.00%, 10/01/40 .........................     8,525,000      8,311,875
       Maryland Institute College of Art, 5.00%, 6/01/35 .................     2,000,000      1,761,600
       Maryland Institute College of Art, 5.00%, 6/01/36 .................     5,000,000      4,352,100
       Maryland Institute College of Art, 5.00%, 6/01/40 .................     6,000,000      5,160,120
       Maryland Institute College of Art, Pre-Refunded, 5.625%, 6/01/36 ..     3,600,000      3,887,208
       Mercy Medical Center, Refunding, 5.625%, 7/01/31 ..................     5,500,000      5,218,730
       Mercy Medical Center, Series A, 5.00%, 7/01/37 ....................    10,000,000      8,526,900
       North Arundel Hospital, Pre-Refunded, 6.50%, 7/01/26 ..............     1,000,000      1,088,340
       North Arundel Hospital, Pre-Refunded, 6.50%, 7/01/31 ..............     1,320,000      1,436,609
       Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%,
          7/01/27 ........................................................       655,000        664,078
       Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%,
          7/01/34 ........................................................     5,000,000      5,039,850
       Parking, Johns Hopkins Medical Institutions, Refunding, Series B,
          AMBAC Insured, 5.00%, 7/01/38 ..................................     6,200,000      6,246,376
       Peninsula Regional Medical Center, 5.00%, 7/01/36 .................     7,000,000      6,402,830
       Roland Park Place Project, Refunding, 5.625%, 7/01/18 .............     2,500,000      2,496,975
       Roland Park Place Project, Refunding, 5.625%, 7/01/24 .............     2,680,000      2,559,534
       Union Hospital Cecil County Issue, 5.00%, 7/01/35 .................     3,015,000      2,724,414
       University of Maryland Medical System, Pre-Refunded, 6.75%,
          7/01/30 ........................................................    11,000,000     12,020,800
       University of Maryland Medical System, Refunding, AMBAC Insured,
          5.25%, 7/01/28 .................................................    15,000,000     15,194,250
       University of Maryland Medical System, Series A, 5.00%, 7/01/41 ...     2,500,000      2,251,500
       Washington County Hospital, 5.75%, 1/01/38 ........................     2,500,000      2,387,500
       Western Maryland Health, Refunding, Series A, MBIA Insured,
          4.75%, 7/01/36 .................................................    17,680,000     16,739,247
    Maryland State Transportation Authority Lease Revenue, Metrorail
       Parking Project, AMBAC Insured, 5.00%, 7/01/28 ....................     3,975,000      4,057,203
    Maryland State Transportation Authority Parking Revenue, AMBAC
       Insured, 5.00%, 3/01/27 ...........................................     8,000,000      8,080,240


                             Semiannual Report | 115

Franklin Tax-Free Trust

                                                                              PRINCIPAL
    FRANKLIN MARYLAND TAX-FREE INCOME FUND                                      AMOUNT        VALUE
--------------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    MARYLAND (CONTINUED)
    Maryland State Transportation Authority Transportation Facility
       Projects Revenue, FSA Insured, 5.00%,
          7/01/27 ........................................................   $ 5,890,000   $  6,057,276
          7/01/31 ........................................................     7,455,000      7,590,159
          7/01/32 ........................................................     7,165,000      7,272,977
          7/01/34 ........................................................     7,500,000      7,590,150
    Montgomery County GO, 4.75%, 4/01/22 .................................     3,000,000      3,096,210
    Morgan State University Maryland and Auxiliary Facilities Fees
       Revenue, Series A, FGIC Insured, 5.00%, 7/01/32 ...................     6,450,000      6,449,548
    Prince George's County GO, Consolidated Public Improvement, 4.40%,
       9/15/22 ...........................................................    10,000,000     10,089,500
    Prince George's County IDA Lease Revenue, Upper Marlboro Justice,
       Series B, MBIA Insured, 4.75%, 6/30/30 ............................     4,000,000      4,004,880
    St. Mary's College Revenue, Academic Fees and Auxiliary Fees Project,
       Series A, AMBAC Insured, Pre-Refunded, 5.55%, 9/01/30 .............     2,000,000      2,126,600
    Westminster Education Facilities Revenue, McDaniel College Inc.,
       Pre-Refunded, 5.50%,
       4/01/27 ...........................................................       425,000        470,275
       4/01/32 ...........................................................     1,500,000      1,659,795
                                                                                           ------------
                                                                                            450,616,134
                                                                                           ------------
    U.S. TERRITORIES 19.2%
    PUERTO RICO 17.9%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior
       lien, Series A, 6.00%, 7/01/38 ....................................     2,100,000      2,191,644
    Puerto Rico Commonwealth GO, Public Improvement,
       FSA Insured, Pre-Refunded, 5.25%, 7/01/27 .........................     1,520,000      1,642,345
       FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ........................     4,360,000      4,696,112
       Refunding, FSA Insured, 5.25%, 7/01/27 ............................     1,015,000      1,028,733
       Refunding, FSA Insured, 5.125%, 7/01/30 ...........................     2,870,000      2,889,660
       Refunding, Series A, FGIC Insured, 5.50%, 7/01/21 .................    10,000,000     10,296,400
       Refunding, Series A, FGIC Insured, 5.50%, 7/01/22 .................     5,000,000      5,156,150
       Series A, 5.00%, 7/01/27 ..........................................     6,250,000      5,888,937
    Puerto Rico Commonwealth Highway and Transportation Authority
       Transportation Revenue,
       Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 .................     5,000,000      4,887,600
       Series D, Pre-Refunded, 5.25%, 7/01/38 ............................     5,000,000      5,418,550
       Series G, 5.00%, 7/01/33 ..........................................     2,170,000      2,040,625
       Series G, Pre-Refunded, 5.00%, 7/01/33 ............................     4,830,000      5,326,910
    Puerto Rico Convention Center District Authority Hotel Occupancy Tax
       Revenue, Series A,
       AMBAC Insured, 5.00%, 7/01/31 .....................................     5,000,000      4,770,550
       FGIC Insured, 5.00%, 7/01/24 ......................................     5,000,000      4,892,650
    Puerto Rico Electric Power Authority Power Revenue,
       Refunding, Series SS, FSA Insured, 5.00%, 7/01/30 .................    10,000,000     10,108,800
       Series HH, FSA Insured, Pre-Refunded, 5.25%, 7/01/29 ..............    10,780,000     11,522,526
       Series II, Pre-Refunded, 5.25%, 7/01/31 ...........................     3,000,000      3,318,210
    Puerto Rico HFAR, Subordinated, Capital Fund Modernization, 5.125%,
       12/01/27 ..........................................................     4,250,000      4,195,940


                             116 | Semiannual Report

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN MARYLAND TAX-FREE INCOME FUND                                  AMOUNT        VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.25%, 7/01/36 ...........................   $   520,000   $    510,999
       Refunding, Series N, 5.00%, 7/01/32 ...........................     5,000,000      4,592,850
       Series D, Pre-Refunded, 5.25%, 7/01/36 ........................     1,480,000      1,598,311
    University of Puerto Rico Revenues, University System, Refunding,
       Series P, 5.00%, 6/01/30 ......................................     4,000,000      3,821,040
                                                                                       ------------
                                                                                        100,795,542
                                                                                       ------------
    VIRGIN ISLANDS 1.3%
    Virgin Islands PFAR,
       Gross Receipts Taxes Loan Note, FSA Insured, 5.00%, 10/01/22 ..     2,000,000      2,041,920
       senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
          10/01/18 ...................................................     1,700,000      1,706,851
       senior lien, Refunding, Series A, 5.50%, 10/01/14 .............     3,300,000      3,334,353
                                                                                       ------------
                                                                                          7,083,124
                                                                                       ------------
    TOTAL U.S. TERRITORIES ...........................................                  107,878,666
                                                                                       ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $566,169,097) ...........................................                  558,494,800
                                                                                       ------------
    SHORT TERM INVESTMENTS 2.5%
    MUNICIPAL BONDS 2.5%
    MARYLAND 0.4%
(b) Maryland State EDC Revenue, U.S. Pharmacopeial Project, Refunding,
       Series A, AMBAC Insured, Daily VRDN and Put, 2.45%, 7/01/34 ...     1,325,000      1,325,000
       Series B, AMBAC Insured, Daily VRDN and Put, 2.45%, 7/01/34 ...       975,000        975,000
                                                                                       ------------
                                                                                          2,300,000
                                                                                       ------------
    U.S. TERRITORIES 2.1%
    PUERTO RICO 2.1%
(b) Puerto Rico Commonwealth Highway and Transportation Authority
       Transportation Revenue, Refunding, Series A, Weekly VRDN and
       Put, 1.60%, 7/01/28 ...........................................     3,800,000      3,800,000
(b) Puerto Rico Commonwealth Revenue, Refunding, Series B-1, FSA
       Insured, Weekly VRDN and Put, 2.10%, 7/01/21 ..................    8,025 ,000      8,025,000
                                                                                       ------------
                                                                                         11,825,000
                                                                                       ------------
    TOTAL SHORT TERM INVESTMENTS (COST $14,125,000) ..................                   14,125,000
                                                                                       ------------
    TOTAL INVESTMENTS (COST $580,294,097) 101.9% .....................                  572,619,800
    OTHER ASSETS, LESS LIABILITIES (1.9)% ............................                  (10,676,263)
                                                                                       ------------
    NET ASSETS 100.0% ................................................                 $561,943,537
                                                                                       ============

See Selected Portfolio Abbreviations on page 142.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 117

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                          SIX MONTHS ENDED                     YEAR ENDED FEBRUARY 28,
                                           AUGUST 31, 2008  ------------------------------------------------------------
CLASS A                                      (UNAUDITED)     2008(a)       2007         2006         2005        2004(a)
-------                                   ----------------  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period ...     $  11.52       $  12.37     $  12.31     $  12.32     $  12.44     $  12.23
                                             --------       --------     --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) ............         0.26           0.51         0.52         0.53         0.54         0.55
   Net realized and unrealized gains
      (losses) .........................         0.30          (0.85)        0.06        (0.01)       (0.12)        0.21
                                             --------       --------     --------     --------     --------     --------
Total from investment operations .......         0.56          (0.34)        0.58         0.52         0.42         0.76
                                             --------       --------     --------     --------     --------     --------
Less distributions from net investment
   income ..............................        (0.26)         (0.51)       (0.52)       (0.53)       (0.54)       (0.55)
                                             --------       --------     --------     --------     --------     --------
Redemption fees ........................           --(d)          --(d)        --(d)        --(d)        --(d)        --
                                             --------       --------     --------     --------     --------     --------
Net asset value, end of period .........     $  11.82       $  11.52     $  12.37     $  12.31     $  12.32     $  12.44
                                             ========       ========     ========     ========     ========     ========
Total return(e) ........................         4.85%         (2.86)%       4.85%        4.33%        3.49%        6.38%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................         0.64%          0.66%        0.66%        0.66%        0.67%        0.67%
Net investment income ..................         4.30%          4.24%        4.25%        4.31%        4.44%        4.50%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......     $698,709       $622,913     $613,125     $562,235     $516,312     $499,238
Portfolio turnover rate ................         8.56%         16.11%       19.77%       15.32%       17.93%       25.04%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             118 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                          SIX MONTHS ENDED                     YEAR ENDED FEBRUARY 28,
                                           AUGUST 31, 2008  -------------------------------------------------------
CLASS C                                      (UNAUDITED)    2008(a)       2007        2006        2005      2004(a)
-------                                   ----------------  -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...     $ 11.60        $ 12.45     $ 12.39     $ 12.39     $ 12.50     $ 12.29
                                             -------        -------     -------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ............        0.23           0.45        0.45        0.47        0.48        0.48
   Net realized and unrealized gains
      (losses) .........................        0.29          (0.86)       0.06         --(d)     (0.12)       0.21
                                             -------        -------     -------     -------     -------     -------
Total from investment operations .......        0.52          (0.41)       0.51        0.47        0.36        0.69
                                             -------        -------     -------     -------     -------     -------
Less distributions from net investment
   income ..............................       (0.22)         (0.44)      (0.45)      (0.47)      (0.47)      (0.48)
                                             -------        -------     -------     -------     -------     -------
Redemption fees ........................          --(d)          --(d)       --(d)       --(d)       --(d)       --
                                             -------        -------     -------     -------     -------     -------
Net asset value, end of period .........     $ 11.90        $ 11.60     $ 12.45     $ 12.39     $ 12.39     $ 12.50
                                             =======        =======     =======     =======     =======     =======
Total return(e) ........................        4.61%         (3.45)%      4.25%       3.82%       2.98%       5.75%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................        1.19%          1.21%       1.21%       1.21%       1.22%       1.25%
Net investment income ..................        3.75%          3.69%       3.70%       3.76%       3.89%       3.92%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......     $83,559        $71,563     $70,148     $68,807     $60,418     $60,208
Portfolio turnover rate ................        8.56%         16.11%      19.77%      15.32%      17.93%      25.04%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             119 | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

                                                                          PRINCIPAL
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                  AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS 97.6%
    MISSOURI 84.2%
    Bi-State Development Agency Missouri Illinois Metropolitan
       District Revenue, Metrolink Cross County Project, Series B,
       FSA Insured, 5.00%, 10/01/32 ..................................   $ 4,500,000   $  4,450,140
    Boone County IDA Health Care Revenue, Retirement Center Project,
       GNMA Secured, 5.70%, 10/20/22 .................................     1,515,000      1,570,494
    Cape Girardeau County IDA Health Care Facilities Revenue,
       Southeast Missouri Hospital Assn., 5.00%, 6/01/36 .............     7,500,000      6,228,600
       St. Francis Medical Center, Series A, 5.50%, 6/01/27 ..........     6,350,000      6,290,818
       St. Francis Medical Center, Series A, 5.50%, 6/01/32 ..........     5,000,000      4,851,300
    Cape Girardeau County IDA Solid Waste Disposal Revenue, Procter
       and Gamble Paper Products, 5.30%, 5/15/28 .....................     6,875,000      6,912,056
    Columbia Special Obligation Electric Utility Improvement Revenue,
       Annual Appropriation Obligation, Series A, 5.75%, 10/01/33 ....    10,290,000     10,839,383
    Curators of the University of Missouri System Facilities Revenue,
       Series A, 5.00%, 11/01/35 .....................................    22,395,000     22,622,981
       System Facilities, Refunding, Series A, 5.00%, 11/01/25 .......    15,970,000     16,462,994
    Dunklin County COP, FGIC Insured, 5.00%, 12/01/24 ................     1,000,000      1,044,020
    Florissant COP, FGIC Insured, 5.00%, 8/01/22 .....................     1,285,000      1,313,745
    Grandview COP, FGIC Insured, 5.00%, 1/01/23 ......................     2,410,000      2,430,340
    Gravois Bluffs Transportation Development District Transportation
       Sales Tax Revenue, Refunding, 4.75%, 5/01/32 ..................     5,000,000      4,437,800
    Hannibal IDA Health Facilities Revenue, Refunding, 5.00%,
       3/01/22 .......................................................     1,000,000        968,530
    Hickory County School District R-1 Skyline GO, Direct Deposit
       Program, 6.05%, 3/01/20 .......................................       800,000        842,776
       Refunding, 6.05%, 3/01/20 .....................................       300,000        312,981
    Howard Bend Levee District Special Tax, Pre-Refunded,
       5.65%, 3/01/13 ................................................     1,000,000      1,029,270
       5.85%, 3/01/19 ................................................     4,000,000      4,121,000
    Jackson County Consolidated School District No. 2 GO, Direct
       Deposit Program, 5.20%, 3/01/20 ...............................     2,000,000      2,123,680
    Jackson County Reorganized School District No. 7 Lee's Summit GO,
       Direct Deposit, Refunding and Improvement, FSA Insured,
       5.00%, 3/01/21 ................................................     5,700,000      6,096,720
    Jackson County Special Obligation Revenue,
       Harry S. Truman Sports Complex, AMBAC Insured,
          5.00%, 12/01/28 ............................................     2,500,000      2,548,925
       Harry S. Truman Sports Complex, AMBAC Insured,
          5.00%, 12/01/29 ............................................    26,925,000     27,212,828
       MBIA Insured, 5.00%, 12/01/27 .................................     3,105,000      3,158,127
    Jasper County Reorganized School District No. R-7 GO, Direct
       Deposit Program, 6.00%, 3/01/20 ...............................     1,025,000      1,079,059
    Jefferson County Conservation Public Water Supply District No. C-1
       Waterworks Revenue, AMBAC Insured, 5.00%, 12/01/26 ............     4,500,000      4,527,135
    Jefferson County Consolidated School District No. 006 Lease
       Participation COP, FSA Insured, 5.00%, 3/01/25 ................     1,050,000      1,093,061
    Joplin IDA Health Facilities Revenue, Freeman Health Systems
       Project,
       5.50%, 2/15/29 ................................................     2,000,000      1,887,500
       5.75%, 2/15/35 ................................................     2,500,000      2,385,725
    Kansas City IDAR, Kansas City Missouri IDA, AMBAC Insured,
       5.00%, 12/01/24 ...............................................     4,470,000      4,555,824
       4.50%, 12/01/32 ...............................................    10,000,000      9,061,300
       5.00%, 12/01/32 ...............................................    15,000,000     14,832,600


                            120 | Semiannual Report

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                  AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    MISSOURI (CONTINUED)
    Kansas City Special Obligation Revenue, Arena Project, Refunding
       and Improvement, Series C, 5.125%, 4/01/38 ....................   $10,000,000   $  9,567,200
    Kansas City Special Obligation Tax Allocation, East Village
       Project, Series B, Assured Guaranty, 5.00%, 4/15/31 ...........     4,760,000      4,799,508
    Kansas City Tax Increment Financing Commerce Tax Increment
       Revenue, Blue Parkway Town Center Project, MBIA Insured,
       5.00%, 7/01/27 ................................................     1,730,000      1,763,130
    Lake of the Ozarks Community Board Corp. Bridge System Revenue,
       Refunding, 5.25%,
       12/01/14 ......................................................       750,000        743,648
       12/01/26 ......................................................       800,000        733,104
    Lee's Summit IDAR, John Knox Village Project, Pre-Refunded,
       5.70%, 8/15/22 ................................................     1,500,000      1,676,700
    Lee's Summit Water and Sewer Revenue, Series A, AMBAC Insured,
       5.00%, 7/01/22 ................................................     1,995,000      2,045,773
    Lincoln University Auxiliary System Revenue, Assured Guaranty,
       5.125%, 6/01/37 ...............................................     1,500,000      1,522,590
    Metropolitan St. Louis Sewer District Wastewater System Revenue,
       Series A, MBIA Insured, 5.00%, 5/01/34 ........................    24,730,000     24,873,681
       Series C, MBIA Insured, 5.00%, 5/01/36 ........................    22,740,000     23,057,678
    Missouri Development Finance Board Cultural Facilities Revenue,
       Nelson Gallery Foundation, Series A, MBIA Insured, 5.00%,
          12/01/30 ...................................................     9,500,000      9,615,425
       Series B, 5.00%, 6/01/37 ......................................    22,435,000     22,702,650
    Missouri Joint Municipal Electric Utility Commission Power Project
       Revenue,
       Plum Point Project, MBIA Insured, 5.00%, 1/01/28 ..............     5,235,000      4,929,171
       Plum Point Project, MBIA Insured, 5.00%, 1/01/34 ..............    34,945,000     31,524,583
       Series A, AMBAC Insured, 5.00%, 1/01/32 .......................    10,000,000      9,446,900
    Missouri School Board Assn. Lease COP, Republic R-3 School
       District Project, Refunding, FSA Insured, 6.00%, 3/01/16 ......     2,220,000      2,223,952
    Missouri Southern State College Revenue, Auxiliary Enterprise
       System, MBIA Insured, 5.50%, 4/01/23 ..........................     1,200,000      1,267,968
    Missouri State Board of Public Buildings State Office Building,
       Special Obligation, Series A, 5.125%, 5/01/26 .................     3,960,000      4,066,049
    Missouri State Development Finance Board Infrastructure Facilities
       Revenue, Midtown Redevelopment Project, Series A, MBIA Insured,
          Pre-Refunded, 5.75%, 4/01/22 ...............................    10,000,000     10,596,000
    Missouri State Development Finance Board Recreation Facilities
       Revenue, YMCA Greater St. Louis Project, Series A, 5.40%,
       9/01/18 .......................................................     7,420,000      7,483,738
    Missouri State Development Finance Board Solid Waste Disposal
       Revenue, Procter and Gamble Paper Product, 5.20%, 3/15/29 .....     3,000,000      2,951,610
    Missouri State Environmental Improvement and Energy Resources
       Authority PCR, National Rural Assn., Electric Project,
       Series G-6, AMBAC Insured, 5.85%, 2/01/13 .....................     2,100,000      2,103,486
    Missouri State Environmental Improvement and Energy Resources
       Authority Water PCR, State Revolving Fund,
          Series A, 7.00%, 10/01/10 ..................................       375,000        375,855
          Series A, 6.55%, 7/01/14 ...................................       890,000        892,341
          Series A, 5.75%, 1/01/16 ...................................       150,000        150,327
          Series B, 7.125%, 12/01/10 .................................       170,000        170,377
          Series B, 5.80%, 1/01/15 ...................................       125,000        125,274
          Series B, 6.05%, 7/01/16 ...................................       485,000        486,135
          Series B, 7.20%, 7/01/16 ...................................       825,000        827,450
          Series B, 5.50%, 7/01/21 ...................................       710,000        737,150
          Series B, Pre-Refunded, 5.50%, 7/01/21 .....................       730,000        781,202


                            Semiannual Report | 121

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                  AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    MISSOURI (CONTINUED)
    Missouri State GO,
       State Water Pollution Control, Series A, 5.00%, 6/01/26 .......   $ 3,785,000   $  3,852,600
       Stormwater Control, Series A, 5.00%, 6/01/26 ..................     1,895,000      1,928,845
    Missouri State HDC,
       MFHR, FHA Insured, 8.50%, 12/01/29 ............................        40,000         40,945
       SFMR, Series B, GNMA Secured, 6.45%, 9/01/27 ..................       185,000        185,831
    Missouri State Health and Educational Facilities Authority
       Educational Facilities Revenue,
    Maryville University of St. Louis Project, Pre-Refunded, 6.50%,
       6/15/22 .......................................................     1,750,000      1,882,843
    Maryville University of St. Louis Project, Pre-Refunded, 6.75%,
       6/15/30 .......................................................     4,500,000      4,861,170
       Washington University, Refunding, Series B, 5.00%, 3/01/30 ....    14,000,000     14,159,880
       Washington University, Series A, 5.00%, 11/15/37 ..............     9,150,000      9,196,573
       Washington University, Series B, Pre-Refunded, 6.00%,
          3/01/30 ....................................................    13,550,000     14,486,576
       Webster University, MBIA Insured, 5.30%, 4/01/27 ..............     8,000,000      8,136,160
    Missouri State Health and Educational Facilities Authority Health
       Facilities Revenue,
       Freeman Health Systems Project, 5.25%, 2/15/28 ................     2,750,000      2,550,735
       Improvement, Jefferson Memorial Hospital, Refunding, Radian
          Insured, 5.00%, 8/15/21 ....................................     4,585,000      4,584,862
       Improvement, Jefferson Memorial Hospital, Refunding, Radian
          Insured, 5.25%, 8/15/28 ....................................     4,900,000      4,810,771
       Lake of the Ozarks General Hospital, 6.25%, 2/15/11 ...........       260,000        262,036
       Lake of the Ozarks General Hospital, Refunding, 6.50%,
          2/15/21 ....................................................       330,000        331,442
       Lake Regional Health Systems Project, 5.60%, 2/15/25 ..........     1,250,000      1,238,038
       Lake Regional Health Systems Project, 5.70%, 2/15/34 ..........     2,750,000      2,591,737
       St. Luke's Episcopal, 5.00%, 12/01/34 .........................     7,500,000      6,727,125
       St. Luke's Episcopal, Presbyterian Hospital, FSA Insured,
          5.25%, 12/01/26 ............................................     8,500,000      8,775,740
    Missouri State Health and Educational Facilities Authority
       Revenue,
       Educational Facilities, Washington University, Series A,
          5.00%, 2/15/33 .............................................    15,125,000     15,316,936
       Senior Living Facilities, Lutheran Senior Services, Refunding,
          Series B, 5.125%, 2/01/22 ..................................     2,900,000      2,779,070
       Senior Living Facilities, Lutheran Senior Services, Refunding,
          Series B, 5.125%, 2/01/27 ..................................     2,700,000      2,486,700
       Senior Living Facilities, Lutheran Senior Services, Series A,
          5.00%, 2/01/25 .............................................     1,500,000      1,390,470
       Senior Living Facilities, Lutheran Senior Services, Series A,
          5.375%, 2/01/35 ............................................     4,655,000      4,214,637
       SSM Healthcare System, Series A, AMBAC Insured, Pre-Refunded,
          5.25%, 6/01/28 .............................................    16,385,000     17,705,959
       St. Lukes Health System, Series 2005A, FSA Insured, 5.50%,
          11/15/35 ...................................................    10,000,000     10,170,900
       St. Lukes Health System, Series B, FSA Insured, 5.50%,
          11/15/35 ...................................................     6,725,000      6,839,930
    Missouri State Housing Development Commission Revenue, SF,
       Homeowner Loan, Series C-1, GNMA Secured,
          5.90%, 9/01/25 .............................................       960,000        974,611
          5.95%, 3/01/28 .............................................       685,000        686,432
    Missouri State Housing Development Commission SFMR, Homeownership
       Loan Program, Series A-1, GNMA Secured, 4.75%, 9/01/32 ........     2,450,000      2,047,489
    Monarch-Chesterfield Levee District Revenue, MBIA Insured, 5.75%,
       3/01/19 .......................................................     1,920,000      2,005,632
    North Kansas City Hospital Revenue, North Kansas City Hospital,
       Series A, FSA Insured,
       5.00%, 11/15/20 ...............................................     1,000,000      1,042,640
       5.00%, 11/15/21 ...............................................     1,000,000      1,039,310
       5.00%, 11/15/22 ...............................................     1,000,000      1,033,640
       5.00%, 11/15/28 ...............................................     1,965,000      2,006,304
       5.125%, 11/15/33 ..............................................     2,755,000      2,821,010
    Pettis County School District 200 Sedalia Lease COP, Missouri
       State Assn. of Rural Education, Assured Guaranty,
       5.00%, 3/01/27 ................................................     6,690,000      6,881,066


                            122 | Semiannual Report

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                  AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    MISSOURI (CONTINUED)
    Pulaski County IDA, MFHR, St. Robert Project, Series A, GNMA
       Secured, 6.00%, 8/20/39 .......................................   $ 1,600,000   $  1,606,912
    Riverside IDA, IDR, Riverside Horizons Project, Series A, ACA
       Insured, 5.00%,
       5/01/20 .......................................................     1,500,000      1,457,325
       5/01/27 .......................................................     2,000,000      1,797,860
    Riverside-Quindaro Bend Levee District of Platte County Levee
       Improvement Revenue, L-385 Project, Refunding, Radian
       Insured, 5.00%, 3/01/27 .......................................     5,000,000      4,796,100
    Springfield Missouri IDAR, Bethesda Living Centers, Refunding,
       Series A,
       5.625%, 8/15/18 ...............................................     3,000,000      2,845,500
       5.70%, 8/15/28 ................................................     5,250,000      4,521,930
    Springfield Public Building Corp. Leasehold Revenue,
       Capital Improvement Program, AMBAC Insured, 5.00%, 3/01/24 ....     2,600,000      2,683,044
       Springfield Branson Airport, Series A, AMBAC Insured, 5.00%,
          7/01/36 ....................................................     5,000,000      4,911,150
       Springfield Recreational, Series B, AMBAC Insured,
          Pre-Refunded, 6.125%, 6/01/21 ..............................     3,230,000      3,377,966
       Springfield Recreational, Series B, AMBAC Insured,
          Pre-Refunded, 6.15%, 6/01/25 ...............................     3,645,000      3,811,649
    Springfield Public Utility Revenue, FGIC Insured,
       4.75%, 8/01/34 ................................................     5,000,000      4,833,400
    Springfield School District No. R-12 GO, Missouri Direct Deposit
       Program, 5.85%, 3/01/20 .......................................     1,500,000      1,575,840
    St. Charles County Public Water Supply District No. 2, COP,
       Missouri Project, Series A, MBIA Insured, 5.25%, 12/01/28 .....     1,000,000      1,023,830
    St. Joseph IDA Special Obligation Revenue, Sewer System
       Improvements Project, 5.00%, 4/01/27 ..........................     1,330,000      1,338,246
    St. Louis Airport Revenue,
       Airport Development Program, Series A, MBIA Insured,
       Pre-Refunded, 5.25%, 7/01/31 ..................................    18,835,000     20,270,604
       Lambert, Refunding, Series B, FSA Insured, 5.00%, 7/01/25 .....     9,420,000      8,960,398
       Lambert, St. Louis International Airport, Refunding,
       MBIA Insured, 5.50%, 7/01/29 ..................................     8,320,000      8,580,832
    St. Louis County IDA, MFHR,
       Lucas Hunt Village Project, GNMA Secured, 5.20%, 9/20/31 ......     1,095,000      1,048,211
       South Summit Apartments, Refunding, Series A, GNMA Secured,
       6.10%, 4/20/32 ................................................     1,250,000      1,255,388
    St. Louis County IDA Health Facilities Revenue, Mary Queen
       Healthcare, GNMA Secured, 5.375%, 9/20/31 ....................      3,310,000      3,323,141
    St. Louis County IDAR, Bethesda Living Centers, Series B,
       5.85%, 8/15/28 ................................................     1,500,000      1,315,965
    St. Louis Municipal Finance Corp. Leasehold Revenue,
       Carnahan Courthouse, Series A, FGIC Insured, Pre-Refunded,
       5.125%, 2/15/27 ...............................................     4,750,000      5,126,675
       City Justice Center, Series A, AMBAC Insured, Pre-Refunded,
       6.00%, 2/15/20 ................................................     1,000,000      1,068,120
    St. Louis Municipal Finance Corp. Recreation Sales Tax Leasehold
       Revenue, AMBAC Insured, 5.00%,
       2/15/32 .......................................................     8,075,000      8,113,437
       2/15/37 .......................................................     7,800,000      7,787,988
    Taney County IDA Hospital Revenue, The Skaggs Community Hospital
       Assn., Refunding,
       5.30%, 5/15/18 ................................................     3,000,000      3,000,240
       5.40%, 5/15/28 ................................................     1,500,000      1,385,280
    Taney County Reorganized School District GO, No. R-V Hollister,
       FSA Insured, Pre-Refunded,
       5.00%, 3/01/20 ................................................     1,300,000      1,421,641
    University of Missouri Revenues, System Facilities, Refunding,
       Series B, 5.00%, 11/01/27 .....................................     7,865,000      8,023,165
    West Plains IDA Hospital Revenue, Ozarks Medical Center,
       Refunding,
       5.50%, 11/15/12 ...............................................     1,000,000        992,170
       5.60%, 11/15/17 ...............................................     1,700,000      1,656,973
       5.65%, 11/15/22 ...............................................     1,500,000      1,369,815
                                                                                       ------------
                                                                                        658,859,807
                                                                                       ------------


                            Semiannual Report | 123

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                 AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 13.4%
    PUERTO RICO 12.7%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue,
       Pre-Refunded, 6.00%, 7/01/26 ..................................   $ 2,785,000   $  2,961,318
    Puerto Rico Commonwealth GO, Public Improvement, Series A,
       5.375%, 7/01/28 ...............................................     1,975,000      1,980,728
       5.125%, 7/01/31 ...............................................     5,000,000      4,884,550
       Pre-Refunded, 5.375%, 7/01/28 .................................     1,025,000      1,110,987
    Puerto Rico Commonwealth Highway and Transportation Authority
       Highway Revenue, Series Y, Pre-Refunded, 5.50%, 7/01/36 .......    11,750,000     13,598,275
    Puerto Rico Commonwealth Highway and Transportation Authority
       Transportation Revenue,
       Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 .............     4,970,000      4,858,274
       Series D, Pre-Refunded, 5.375%, 7/01/36 .......................     2,500,000      2,720,500
    Puerto Rico Electric Power Authority Power Revenue,
       Refunding, Series UU, FSA Insured, 5.00%, 7/01/24 .............    17,335,000     17,768,895
       Series II, Pre-Refunded, 5.25%, 7/01/31 .......................    10,000,000     11,060,700
       Series NN, Pre-Refunded, 5.125%, 7/01/29 ......................     2,640,000      2,926,440
    Puerto Rico Industrial Tourist Educational Medical and
       Environmental Control Facilities Financing Authority Industrial
       Revenue, Guaynabo Municipal Government,
       5.625%, 7/01/22 ...............................................     2,500,000      2,505,100
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ..........................     2,150,000      2,152,408
       Series D, Pre-Refunded, 5.375%, 7/01/33 .......................     5,885,000      6,381,812
       Series I, 5.00%, 7/01/36 ......................................    14,450,000     13,386,769
       Series I, Pre-Refunded, 5.375%, 7/01/34 .......................    10,000,000     11,035,200
                                                                                       ------------
                                                                                         99,331,956
                                                                                       ------------
    VIRGIN ISLANDS 0.7%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding,
       Series A,
       5.40%, 10/01/12 ...............................................     2,500,000      2,526,600
       5.50%, 10/01/22 ...............................................     2,500,000      2,478,150
                                                                                       ------------
                                                                                          5,004,750
                                                                                       ------------
    TOTAL U.S. TERRITORIES ...........................................                  104,336,706
                                                                                       ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $761,951,174) ...........................................                  763,196,513
                                                                                       ------------
    SHORT TERM INVESTMENTS 1.1%
    MUNICIPAL BONDS 1.1%
    MISSOURI 0.4%
(a) Missouri State Health and Educational Facilities Authority
       Educational Authority Revenue, St. Louis University, Refunding,
       Series A, MBIA Insured, Daily VRDN and Put, 3.19%, 10/01/35 ...     1,500,000      1,500,000
(a) Missouri State Health and Educational Facilities Authority Health
       Facilities Revenue, Cox Health System, Refunding, AMBAC
       Insured, Daily VRDN and Put, 8.00%, 6/01/22 ...................       600,000        600,000
       Sisters Mercy Health, Refunding, Series A, Daily VRDN and Put,
       2.35%, 6/01/16 ................................................     1,100,000      1,100,000
                                                                                       ------------
                                                                                          3,200,000
                                                                                       ------------


                            124 | Semiannual Report

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                  AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 0.7%
    PUERTO RICO 0.7%
(a) Puerto Rico Commonwealth GO, Refunding,
       Series B-1, FSA Insured, Weekly VRDN and Put, 2.10%, 7/01/21 ..   $ 4,000,000   $  4,000,000
       Series B-2, FSA Insured, Weekly VRDN and Put, 2.10%, 7/01/24 ..     1,600,000      1,600,000
                                                                                       ------------
                                                                                          5,600,000
                                                                                       ------------
    TOTAL SHORT TERM INVESTMENTS (COST $8,800,000) ...................                    8,800,000
                                                                                       ------------
    TOTAL INVESTMENTS (COST $770,751,174) 98.7% ......................                  771,996,513
    OTHER ASSETS, LESS LIABILITIES 1.3% ..............................                   10,270,730
                                                                                       ------------
    NET ASSETS 100.0% ................................................                 $782,267,243
                                                                                       ============

See Selected Portfolio Abbreviations on page 142.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 125

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                    SIX MONTHS ENDED                    YEAR ENDED FEBRUARY 28,
                                                     AUGUST 31, 2008               --------------------------------
CLASS A                                                (UNAUDITED)      2008(a)      2007        2006        2005       2004(a)
-------                                             ----------------   ---------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............      $  11.46        $  12.38    $  12.31    $  12.37    $  12.42    $  12.24
                                                       --------        --------    --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) .....................          0.25            0.50        0.51        0.53        0.54        0.55
   Net realized and unrealized gains (losses) ...          0.40           (0.92)       0.08       (0.06)      (0.05)       0.18
                                                       --------        --------    --------    --------    --------    --------
Total from investment operations ................          0.65           (0.42)       0.59        0.47        0.49        0.73
                                                       --------        --------    --------    --------    --------    --------
Less distributions from net investment income....         (0.25)          (0.50)      (0.52)      (0.53)      (0.54)      (0.55)
                                                       --------        --------    --------    --------    --------    --------
Redemption fees .................................            --(d)           --(d)       --(d)       --(d)       --(d)       --
                                                       --------        --------    --------    --------    --------    --------
Net asset value, end of period ..................      $  11.86        $  11.46    $  12.38    $  12.31    $  12.37    $  12.42
                                                       ========        ========    ========    ========    ========    ========
Total return(e) .................................          5.68%          (3.55)%      4.89%       3.86%       4.11%       6.10%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ........................................          0.63%           0.65%       0.66%       0.66%       0.67%       0.67%
Net investment income ...........................          4.19%           4.11%       4.15%       4.27%       4.42%       4.49%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............      $772,971        $673,785    $626,783    $509,309    $428,204    $413,438
Portfolio turnover rate .........................          0.84%          12.03%       9.79%       5.01%       8.15%       7.67%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                            126 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                    SIX MONTHS ENDED                    YEAR ENDED FEBRUARY 28,
                                                     AUGUST 31, 2008               --------------------------------
CLASS C                                                (UNAUDITED)      2008(a)      2007        2006        2005       2004(a)
-------                                             ----------------   ---------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............      $  11.58        $  12.51    $  12.44    $  12.48    $  12.54    $  12.35
                                                       --------        --------    --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c)......................          0.22            0.44        0.45        0.46        0.47        0.48
   Net realized and unrealized gains (losses) ...          0.41           (0.94)       0.07       (0.04)      (0.06)       0.19
                                                       --------        --------    --------    --------    --------    --------
Total from investment operations ................          0.63           (0.50)       0.52        0.42        0.41        0.67
                                                       --------        --------    --------    --------    --------    --------
Less distributions from net investment income ...         (0.22)          (0.43)      (0.45)      (0.46)      (0.47)      (0.48)
                                                       --------        --------    --------    --------    --------    --------
Redemption fees .................................            --(d)           --(d)       --(d)       --(d)       --(d)       --
                                                       --------        --------    --------    --------    --------    --------
Net asset value, end of period ..................      $  11.99        $  11.58    $  12.51    $  12.44    $  12.48    $  12.54
                                                       ========        ========    ========    ========    ========    ========
Total return(e)..................................          5.42%          (4.13)%      4.26%       3.42%       3.41%       5.52%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ........................................          1.18%           1.20%       1.21%       1.21%       1.22%       1.25%
Net investment income ...........................          3.64%           3.56%       3.60%       3.72%       3.87%       3.91%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............      $150,542        $123,593    $117,566    $ 99,649    $ 83,343    $ 82,420
Portfolio turnover rate .........................          0.84%          12.03%       9.79%       5.01%       8.15%       7.67%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 127

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

                                                                          PRINCIPAL
   FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                             AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS 98.6%
    NORTH CAROLINA 84.4%
    Albemarle Hospital Authority Health Care Facilities Revenue,
       Refunding, 5.25%, 10/01/38 ....................................   $ 7,600,000   $  6,723,872
    Appalachian State University Revenue, Refunding, MBIA Insured,
       5.00%, 7/15/30 ................................................     2,000,000      2,006,800
    Asheville Water System Revenue,
       FSA Insured, Pre-Refunded, 5.00%, 8/01/25 .....................     1,000,000      1,072,890
       MBIA Insured, 5.00%, 8/01/32 ..................................     2,110,000      2,138,675
    Broad River Water Authority Water System Revenue, MBIA Insured,
       Pre-Refunded, 5.375%, 6/01/26 .................................     1,000,000      1,065,690
    Brunswick County Enterprise System Revenue, Series A, FSA Insured,
       5.00%,
       4/01/27 .......................................................     1,500,000      1,544,760
       4/01/28 .......................................................     1,750,000      1,797,863
       4/01/31 .......................................................     6,320,000      6,469,531
    Buncombe County COP, MBIA Insured, 5.00%, 4/01/22 ................     1,000,000      1,036,310
    Buncombe County Metropolitan Sewer District Sewer System Revenue,
       FSA Insured, Pre-Refunded, 5.00%, 7/01/29 .....................     5,000,000      5,188,850
(a) Cape Fear Public Utility Authority Water and Sewer System Revenue,
       5.00%, 8/01/35 ................................................    13,000,000     13,212,810
    Cary Combined Enterprise System Revenue, Refunding, Series 2007,
       5.00%, 12/01/33 ...............................................     7,405,000      7,563,911
    Centennial Authority Hotel Tax Revenue, Arena Project,
       FSA Insured, 5.125%, 9/01/19 ..................................     5,115,000      5,173,720
    Charlotte Airport Revenue,
       Charlotte Douglas International Airport, Refunding, Series A,
          AMBAC Insured, 5.00%, 7/01/32 ..............................    21,680,000     21,234,910
       Charlotte Douglas International Airport, Refunding, Series A,
          AMBAC Insured, 5.00%, 7/01/36 ..............................    13,085,000     12,814,402
       Series A, MBIA Insured, 5.00%, 7/01/29 ........................     5,000,000      5,017,200
       Series A, MBIA Insured, 5.00%, 7/01/34 ........................    15,130,000     14,913,036
       Series B, MBIA Insured, 6.00%, 7/01/24 ........................     4,000,000      4,060,280
       Series B, MBIA Insured, 6.00%, 7/01/28 ........................     6,300,000      6,389,334
    Charlotte COP,
       Convention Facility Project, Pre-Refunded, 5.625%, 12/01/25 ...     7,230,000      7,848,960
       Governmental Facilities Projects, Series G, 5.00%, 6/01/28 ....     3,000,000      3,044,010
       Refunding, 5.00%, 6/01/33 .....................................     2,500,000      2,526,725
       Transit Projects, Phase II, Series E, 5.00%, 6/01/35 ..........    11,000,000     11,055,440
    Charlotte GO, Series C, 5.00%, 7/01/27 ...........................     2,010,000      2,064,009
    Charlotte Storm Water Fee Revenue,
       5.00%, 6/01/35 ................................................    10,000,000     10,153,200
       Refunding, 5.00%, 6/01/25 .....................................     1,000,000      1,027,950
    Charlotte Water and Sewer System Revenue,
       5.125%, 6/01/26 ...............................................     6,000,000      6,189,900
       Pre-Refunded, 5.25%, 6/01/24 ..................................     3,000,000      3,110,430
       Pre-Refunded, 5.25%, 6/01/25 ..................................     3,950,000      4,204,578
    Charlotte-Mecklenburg Hospital Authority Health Care System
       Revenue,
       Carolinas HealthCare System, Refunding, Series A, 5.00%,
          1/15/31 ....................................................     3,865,000      3,723,696
       Carolinas HealthCare System, Series A, FSA Insured, 5.00%,
          1/15/23 ....................................................     7,780,000      8,059,224
       Carolinas HealthCare System, Series A, Pre-Refunded, 5.00%,
          1/15/31 ....................................................     1,135,000      1,215,835
       Refunding, 5.00%, 1/15/39 .....................................    15,000,000     14,193,750
    Chatham County COP, AMBAC Insured, 5.00%, 6/01/34 ................     5,000,000      5,006,000
    Columbus County Industrial Facilities and PCFA, Solid Water
       Disposal Revenue, International Paper Co. Project, Refunding,
       Series A, 5.80%, 12/01/16 .....................................     1,450,000      1,437,690


                             128 | Semiannual Report

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                            AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    Cumberland County COP, Civic Center Project, Refunding,
       AMBAC Insured, 5.00%, 12/01/18 ................................   $ 3,000,000   $  3,039,390
    Cumberland County Finance Corp. Installment Payment Revenue,
       Detention Center and Mental Health, FSA Insured, Pre-Refunded,
       5.625%, 6/01/24 ...............................................     5,000,000      5,426,600
    Cumberland County Hospital Facilities Revenue, Cumberland County
       Hospital Systems Inc., Pre-Refunded, 5.25%, 10/01/29 ..........     5,250,000      5,480,737
    Dare County COP,
       AMBAC Insured, 5.125%, 6/01/21 ................................       650,000        679,738
       AMBAC Insured, 5.00%, 6/01/23 .................................     3,000,000      3,065,250
       AMBAC Insured, 5.00%, 6/01/29 .................................     5,295,000      5,373,737
       FGIC Insured, 5.00%, 6/01/23 ..................................     2,655,000      2,718,879
    Durham County Enterprise System Revenue, MBIA Insured, 5.00%,
       6/01/23 .......................................................     1,670,000      1,714,506
    Franklin County COP, AMBAC Insured, 5.00%, 6/01/25 ...............     1,250,000      1,267,800
    Gastonia Combined Utilities System Revenue,
       FSA Insured, 5.00%, 5/01/25 ...................................     1,000,000      1,016,850
       MBIA Insured, Pre-Refunded, 5.625%, 5/01/19 ...................     1,000,000      1,070,360
    Greensboro Enterprise System Revenue, Series A, Pre-Refunded,
       5.125%,
       6/01/21 .......................................................       390,000        421,785
       6/01/22 .......................................................       350,000        378,525
    Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA
       Insured, 6.70%, 1/01/24 .......................................     1,320,000      1,319,894
    Halifax County Industrial Facilities and PCFA Revenue,
       Champion International Corp. Project, 5.45%, 11/01/33 .........     4,000,000      3,286,840
       Refunding, 6.45%, 11/01/29 ....................................     3,900,000      3,971,994
    Harnett County COP, FSA Insured, 5.125%, 12/01/23 ................     1,000,000      1,048,690
    Henderson County COP, Henderson County School Project,
       AMBAC Insured, 5.00%, 3/01/21 .................................     1,000,000      1,032,310
    High Point Combined Enterprise System Revenue, FGIC Insured,
       5.00%, 11/01/31 ...............................................    11,000,000     11,150,480
    Iredell County COP, Iredell County School Project, FSA Insured,
       5.125%, 6/01/27 ...............................................     4,000,000      4,182,280
       5.00%, 6/01/28 ................................................     1,000,000      1,031,850
    Johnston Memorial Hospital Authority Mortgage Revenue, FSA
       Insured, 5.25%, 10/01/36 ......................................     7,000,000      7,105,000
    Mecklenburg County GO, Public Improvement, Series B, 4.70%,
       2/01/20 .......................................................     3,000,000      3,071,940
    Nash Health Care System Health Care Facilities Revenue,
       FSA Insured, 5.00%, 11/01/30 ..................................     2,250,000      2,237,918
    New Hanover County COP, New Hanover County Projects,
       AMBAC Insured, 5.00%, 12/01/22 ................................     5,000,000      5,175,750
    North Carolina Capital Facilities Finance Agency Educational
       Facilities Revenue,
       Johnson and Wales University Project, Series A, XLCA Insured,
          5.00%, 4/01/33 .............................................     3,000,000      2,780,010
       Meredith College, AMBAC Insured, ETM, 4.875%, 6/01/24 .........     1,000,000      1,027,020
    North Carolina Capital Facilities Finance Agency Revenue,
       Duke University Project,
       Refunding, Series A, 5.00%, 10/01/41 ..........................    17,000,000     17,150,450
       Refunding, Series B, 4.75%, 7/01/42 ...........................    10,000,000      9,577,700
       Series A, 5.00%, 10/01/39 .....................................     5,815,000      5,880,244
       Series A, Pre-Refunded, 5.25%, 7/01/42 ........................    10,000,000     11,010,000
    North Carolina Eastern Municipal Power Agency Power System
       Revenue,
       Refunding, Series A, 6.50%, 1/01/18 ...........................     3,000,000      3,428,040
       Refunding, Series A, 5.00%, 1/01/24 ...........................    10,000,000      9,748,600
       Refunding, Series A, 5.75%, 1/01/26 ...........................    10,000,000     10,129,100
       Refunding, Series A, AMBAC Insured, 5.00%, 1/01/21 ............    11,555,000     11,596,367
       Series D, 6.75%, 1/01/26 ......................................     5,000,000      5,166,950
    North Carolina HFA, SFR, Series AA, 6.25%, 3/01/17 ...............       220,000        220,385


                             Semiannual Report | 129

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                            AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    North Carolina HFAR,
       Home Ownership, Refunding, Series 12-C, 5.35%, 7/01/33 ........   $10,000,000   $  9,984,200
       MF, Mortgage Loan Resolution, Refunding, Series H, 6.05%,
          7/01/28 ....................................................     1,015,000      1,016,756
       MF, Refunding, Series A, AMBAC Insured, 5.90%, 7/01/20 ........     1,125,000      1,125,011
       MF, Refunding, Series J, 5.45%, 7/01/17 .......................       260,000        262,779
       Refunding, Series F, 6.70%, 1/01/27 ...........................     1,240,000      1,240,099
       SF, Refunding, Series DD, 6.20%, 9/01/27 ......................       645,000        646,967
       SF, Series JJ, 6.45%, 9/01/27 .................................     1,195,000      1,200,366
       SFR, Series RR, 5.85%, 9/01/28 ................................     1,230,000      1,231,685
    North Carolina Medical Care Commission Health Care Facilities
       Revenue,
       Novant Health Project, Refunding, Series A, MBIA Insured,
          5.00%, 10/01/18 ............................................     1,000,000      1,012,570
       Novant Health Project, Refunding, Series A, MBIA Insured,
          5.00%, 10/01/24 ............................................     5,500,000      5,569,135
       Refunding, FGIC Insured, 5.00%, 1/01/33 .......................    12,805,000     12,367,197
       Scotland Memorial Hospital Project, Radian Insured, 5.50%,
          10/01/19 ...................................................       630,000        633,030
       Scotland Memorial Hospital Project, Radian Insured, 5.50%,
          10/01/29 ...................................................     1,220,000      1,150,301
       WakeMed Project, Series 2001, AMBAC Insured, 5.00%, 10/01/32 ..     4,205,000      4,181,536
    North Carolina Medical Care Commission Health System Revenue,
       Catholic Health East Project, Series C, AMBAC Insured, 5.00%,
          11/15/18 ...................................................     2,500,000      2,531,100
       Mission Health Combination, Refunding, FSA Insured, 5.00%,
          10/01/36 ...................................................     5,000,000      5,036,100
    North Carolina Medical Care Commission Hospital Revenue,
       Annie Penn Memorial Hospital Project, ETM, 5.25%, 1/01/12 .....     1,360,000      1,426,232
       Annie Penn Memorial Hospital Project, Pre-Refunded, 5.375%,
          1/01/22 ....................................................     1,920,000      2,121,274
       Halifax Regional Medical Center Project, 5.00%, 8/15/24 .......     1,800,000      1,550,358
       Mission-St. Joseph's Health System Project, MBIA Insured,
          Pre-Refunded, 5.125%, 10/01/28 .............................     3,230,000      3,270,892
       Mission-St. Joseph's Health System Project, Refunding, MBIA
          Insured, 5.125%, 10/01/28 ..................................     1,770,000      1,788,939
       Northeast Medical Center, AMBAC Insured, Pre-Refunded, 5.50%,
          11/01/30 ...................................................     1,580,000      1,710,287
       Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 .........     2,780,000      2,810,274
       Southeastern Regional Medical Center, 6.25%, 6/01/29 ..........     4,000,000      4,073,960
       Southeastern Regional Medical Center, 5.375%, 6/01/32 .........     3,500,000      3,343,900
       Transylvania Community Hospital Inc. Project, Refunding, 5.75%,
          10/01/19 ...................................................     1,090,000      1,087,035
       Wake County Hospital System Project, MBIA Insured, 5.375%,
          10/01/26 ...................................................    10,825,000     10,959,230
    North Carolina Medical Care Commission Revenue,
       Betsy Johnson Project, FSA Insured, 5.125%, 10/01/32 ..........     4,500,000      4,569,075
       Chatham Hospital Project, MBIA Insured, 5.25%, 2/01/31 ........     6,450,000      6,585,901
       Morehead Memorial Hospital, FSA Insured, 5.00%, 11/01/26 ......     7,110,000      7,320,385
       Novant Health Obligation Group, MBIA Insured, 5.00%, 11/01/39..     9,680,000      9,649,024
       Rowan Regional Medical Center, FSA Insured, 5.00%, 9/01/33 ....    25,970,000     26,372,535
    North Carolina Municipal Power Agency No. 1 Catawba Electric
       Revenue, Series A, MBIA Insured,
       5.25%, 1/01/19 ................................................     5,000,000      5,169,400
       5.00%, 1/01/20 ................................................     2,000,000      2,038,460
    North Carolina State COP, Western Carolina University Housing
       Project, AMBAC Insured, 5.00%, 6/01/33 ........................     1,500,000      1,518,825
    North Carolina State GO, Public Improvement, Series A, 4.50%,
       3/01/26 .......................................................     6,855,000      6,859,798
    Northern Hospital District of Surry County Health Care Facilities
       Revenue,
       6.00%, 10/01/28 ...............................................     1,000,000        986,180
       6.25%, 10/01/38 ...............................................     2,000,000      1,967,920


                             130 | Semiannual Report

Franklin Tax-Free Trust

                                                                          PRINCIPAL
   FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                             AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    Oak Island Enterprise System Revenue, Series A, MBIA Insured,
       5.00%, 6/01/33 ................................................   $ 5,000,000   $  4,964,500
    Onslow County Hospital Authority FHA Insured Mortgage Revenue,
       Onslow Memorial Hospital Project, MBIA Insured, 5.00%,
       4/01/31 .......................................................     6,120,000      6,184,566
       10/01/34 ......................................................     6,000,000      6,027,480
    Onslow Water and Sewer Authority Combined Enterprise System
       Revenue, Series A,
       MBIA Insured, 5.00%, 6/01/33 ..................................     7,500,000      7,585,950
    Pasquotank County COP, MBIA Insured, 5.00%, 6/01/25 ..............     1,400,000      1,431,416
    Piedmont Triad Airport Authority Airport Revenue, Series A,
       FSA Insured, Pre-Refunded, 6.00%, 7/01/24 .....................     5,745,000      6,008,868
    Pitt County COP, School Facilities Project,
       Series A, FSA Insured, Pre-Refunded, 5.25%, 4/01/25 ...........     1,670,000      1,772,855
       Series B, AMBAC Insured, 5.00%, 4/01/29 .......................     2,500,000      2,519,250
       Series B, FSA Insured, Pre-Refunded, 5.50%, 4/01/25 ...........     1,000,000      1,065,450
    Raleigh Combined Enterprise System Revenue,
       5.00%, 3/01/31 ................................................    10,360,000     10,564,092
       Series A, 5.00%, 3/01/36 ......................................     6,000,000      6,086,040
    Raleigh COP, Downtown Improvement Projects, Series A, 5.00%,
       2/01/29 .......................................................     6,070,000      6,169,487
    Raleigh-Durham Airport Authority Airport Revenue, Series A,
       AMBAC Insured, 5.00%, 5/01/30 .................................    14,060,000     14,022,179
       FGIC Insured, 5.00%, 11/01/25 .................................     6,480,000      6,526,915
       FGIC Insured, 5.00%, 11/01/31 .................................     8,000,000      7,934,400
    Randolph County COP, FSA Insured, Pre-Refunded, 5.75%, 6/01/22 ...     5,500,000      5,722,640
    Rockingham County COP, Assured Guaranty, 5.00%, 4/01/32 ..........     9,380,000      9,500,721
    Union County COP, AMBAC Insured, 5.00%, 6/01/30 ..................     5,000,000      5,070,100
    University of North Carolina at Ashville Revenue, General,
       Refunding, Series A, AMBAC Insured, 5.00%, 6/01/27 ............     1,200,000      1,216,656
    University of North Carolina at Charlotte Revenue, General,
       Series B, FSA Insured, 5.00%, 4/01/32 .........................     5,000,000      5,094,100
    University of North Carolina at Wilmington COP, Student Housing
       Project,
       Assured Guaranty, 5.00%, 6/01/32 ..............................     5,000,000      5,084,500
       FGIC Insured, 5.00%, 6/01/26 ..................................     1,655,000      1,662,249
       FGIC Insured, 5.00%, 6/01/27 ..................................     1,740,000      1,743,184
       FGIC Insured, 5.00%, 6/01/29 ..................................     1,915,000      1,897,765
       FGIC Insured, 5.00%, 6/01/37 ..................................    11,350,000     10,865,582
    University of North Carolina Greensboro Revenue,
       Housing and Dining System, Series G, MBIA Insured,
          Pre-Refunded, 6.00%, 4/01/26 ...............................     2,040,000      2,189,267
       Series A, FSA Insured, 5.00%, 4/01/26 .........................     4,940,000      5,046,753
    University of North Carolina System Pool Revenue,
       AMBAC Insured, 5.00%, 4/01/29 .................................     2,500,000      2,549,825
       Series A, AMBAC Insured, 5.00%, 4/01/27 .......................     1,430,000      1,449,391
       Series A, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/27 .........       670,000        729,885
       Series A, Assured Guaranty, 5.00%, 10/01/33 ...................     5,000,000      5,099,000
       Series A, MBIA Insured, 5.00%, 10/01/33 .......................     6,250,000      6,270,375


                             Semiannual Report | 131

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                            AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    University of North Carolina University Revenues,
       5.00%, 12/01/28 ...............................................   $ 1,000,000   $  1,023,050
       General, Refunding, Series A, 5.00%, 12/01/34 .................    11,460,000     11,647,027
       Series A, 5.00%, 12/01/25 .....................................     4,000,000      4,076,600
       University of North Carolina Chapel Hill, Refunding, 5.00%,
          12/01/31 ...................................................     9,000,000      9,240,660
    Wake County Industrial Facilities and PCFA Revenue, Carolina Power
       and Light Co. Project, Refunding, 5.375%, 2/01/17 .............     8,000,000      8,271,920
    Western Carolina University Research and Development Corp. COP,
       Western Carolina University Student Housing, Assured Guaranty,
       5.00%, 6/01/39 ................................................     5,000,000      5,049,550
    Wilkes County COP,
       MBIA Insured, 5.00%, 6/01/31 ..................................     4,295,000      4,313,812
       MBIA Insured, 5.00%, 6/01/36 ..................................     6,085,000      6,039,362
       Public Improvements Project, FSA Insured, 5.375%, 12/01/20 ....     1,000,000      1,048,400
    Wilmington COP,
       AMBAC Insured, 5.00%, 9/01/29 .................................     1,000,000      1,018,640
       Refunding, Series A, AMBAC Insured, 5.00%, 6/01/32 ............     5,310,000      5,361,029
       Series A, 5.00%, 6/01/33 ......................................     6,000,000      6,040,980
       Series A, 5.00%, 6/01/38 ......................................     7,625,000      7,630,261
    Wilmington Storm Water Fee Revenue, Refunding, AMBAC Insured,
       5.00%,
       6/01/28 .......................................................       700,000        717,892
       6/01/33 .......................................................     1,000,000      1,010,510
    Wilmington Water and Sewer System Revenue, Refunding, FSA Insured,
       5.00%, 6/01/34 ................................................     8,565,000      8,716,344
    Wilson COP, Public Facilities Project, Assured Guaranty, 5.00%,
       5/01/33 .......................................................     3,000,000      3,022,680
    Winston-Salem Water and Sewer System Revenue,
       Pre-Refunded, 5.125%, 6/01/20 .................................     2,500,000      2,703,750
       Refunding, Series A, 5.00%, 6/01/32 ...........................     7,590,000      7,762,065
                                                                                       ------------
                                                                                        779,388,899
                                                                                       ------------
    U.S. TERRITORIES 14.2%
    PUERTO RICO 13.8%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue,
       Asset-Backed Bonds, Refunding, 5.50%, 5/15/39 .................     7,000,000     6, 242,810
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
       senior lien, Series A, 6.00%, 7/01/38 .........................     2,100,000      2,191,644
    Puerto Rico Commonwealth GO,
       Public Improvement, FSA Insured, Pre-Refunded, 5.125%,
          7/01/30 ....................................................     4,805,000      5,175,418
       Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 ...     3,445,000      3,468,598
       Public Improvement, Refunding, Series A, 5.50%, 7/01/32 .......     5,000,000      4,986,400
       Public Improvement, Series A, 5.375%, 7/01/28 .................     4,925,000      4,939,283
       Public Improvement, Series A, 5.125%, 7/01/31 .................     3,265,000      3,189,611
       Public Improvement, Series A, Pre-Refunded, 5.375%, 7/01/28 ...     2,405,000      2,606,756
       Public Improvement, Series A, Pre-Refunded, 5.125%, 7/01/31 ...     1,000,000      1,077,090
       Series A, 5.00%, 7/01/26 ......................................     8,050,000      7,626,329
       Series A, 5.25%, 7/01/37 ......................................     5,000,000      4,798,950


                             132 | Semiannual Report

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                            AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Commonwealth Highway and Transportation Authority
       Transportation Revenue,
       Refunding, Series A, MBIA Insured,
       5.00%, 7/01/38 ................................................   $    85,000   $     82,431
       Refunding, Series D, FSA Insured, 5.00%, 7/01/32 ..............     3,060,000      3,047,117
       Refunding, Series H, 5.00%, 7/01/35 ...........................     1,490,000      1,405,949
       Series D, Pre-Refunded, 5.375%, 7/01/36 .......................     5,000,000      5,441,000
       Series D, Pre-Refunded, 5.25%, 7/01/38 ........................     3,000,000      3,251,130
       Series H, Pre-Refunded, 5.00%, 7/01/35 ........................     2,790,000      3,077,035
    Puerto Rico Convention Center District Authority Hotel Occupancy
       Tax Revenue, Series A, AMBAC Insured, 5.00%, 7/01/31 ..........     8,000,000      7,632,880
    Puerto Rico Electric Power Authority Power Revenue,
       Series II, Pre-Refunded, 5.25%, 7/01/31 .......................     6,000,000      6,636,420
       Series NN, MBIA Insured, Pre-Refunded, 5.00%, 7/01/32 .........     5,000,000      5,514,400
       Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35 .........     3,000,000      3,355,920
       Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30 .........     1,000,000      1,118,640
       Series TT, 5.00%, 7/01/32 .....................................    10,100,000      9,784,880
       Series WW, 5.50%, 7/01/38 .....................................     6,700,000      6,775,442
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ..........................     1,790,000      1,792,005
       Refunding, Series N, 5.00%, 7/01/32 ...........................    10,000,000      9,185,700
       Series D, Pre-Refunded, 5.375%, 7/01/33 .......................     5,210,000      5,649,828
       Series I, 5.00%, 7/01/36 ......................................     2,405,000      2,228,040
    Puerto Rico Public Finance Corp. Revenue, Commonwealth
       Appropriation, Series E, Pre-Refunded, 5.70%, 8/01/25 .........     5,000,000      5,270,600
                                                                                       ------------
                                                                                        127,552,306
                                                                                       ------------
    VIRGIN ISLANDS 0.4%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding,
       Series A,
       5.50%, 10/01/18 ...............................................     2,000,000      2,008,060
       5.625%, 10/01/25 ..............................................     1,575,000      1,567,235
                                                                                       ------------
                                                                                          3,575,295
                                                                                       ------------
    TOTAL U.S. TERRITORIES ...........................................                  131,127,601
                                                                                       ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $911,282,965) ...........................................                  910,516,500
                                                                                       ------------
    SHORT TERM INVESTMENTS 1.5%
    MUNICIPAL BONDS 1.5%
    NORTH CAROLINA 0.8%
(b) Mecklenburg County GO, Series B, Weekly VRDN and Put, 1.83%,
    2/01/26 ..........................................................     2,300,000      2,300,000
(b) North Carolina Medical Care Commission Health Care Facilities
    Revenue, University Health Systems of Eastern Carolina, Refunding,
       Series B, AMBAC Insured, Weekly VRDN and Put, 9.40%,
          12/01/28 ...................................................       600,000        600,000
       Series C1, AMBAC Insured, Weekly VRDN and Put, 8.00%,
          12/01/36 ...................................................     4,000,000      4,000,000
(b) North Carolina State Education Assistance Authority Revenue,
    Student Loan, Refunding,
       Series A-1, AMBAC Insured, Weekly VRDN and Put, 10.00%,
          9/01/35 ....................................................       600,000        600,000
                                                                                       ------------
                                                                                          7,500,000
                                                                                       ------------


                             Semiannual Report | 133

Franklin Tax-Free Trust

                                                                          PRINCIPAL
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                            AMOUNT         VALUE
----------------------------------------------------------------------   -----------   ------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 0.7%
    PUERTO RICO 0.7%
(b) Puerto Rico Commonwealth, Refunding, Series B-2, FSA Insured,
    Weekly VRDN and Put, 2.10%, 7/01/24 ..............................   $   700,000   $    700,000
(b) Puerto Rico Commonwealth GO, Public Improvement, Refunding,
       Series A-3, FSA Insured, Daily VRDN and Put, 2.30%, 7/01/29 ...       100,000        100,000
       Series A-4, FSA Insured, Daily VRDN and Put, 2.30%, 7/01/31 ...       800,000        800,000
(b) Puerto Rico Commonwealth Revenue, Refunding, Series B-1, FSA
    Insured, Weekly VRDN and Put, 2.10%, 7/01/21 .....................       800,000        800,000
(b) Puerto Rico PBA Guaranteed Revenue, Government Facilities,
    Refunding, Series M-3, MBIA Insured, Weekly VRDN and Put, 10.00%,
    7/01/28 ..........................................................     3,800,000      3,800,000
                                                                                       ------------
    TOTAL U.S. TERRITORIES ...........................................                    6,200,000
                                                                                       ------------
    TOTAL SHORT TERM INVESTMENTS (COST $13,700,000) ..................                   13,700,000
                                                                                       ------------
    TOTAL INVESTMENTS (COST $924,982,965) 100.1% .....................                  924,216,500
    OTHER ASSETS, LESS LIABILITIES (0.1)% ............................                     (703,377)
                                                                                       ------------
    NET ASSETS 100.0% ................................................                 $923,513,123
                                                                                       ============

See Selected Portfolio Abbreviations on page 142.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             134 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                     SIX MONTHS ENDED                    YEAR ENDED FEBRUARY 28,
                                                      AUGUST 31, 2008   --------------------------------------------------------
CLASS A                                                 (UNAUDITED)      2008(a)      2007        2006        2005       2004(a)
-------                                              ----------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $  11.12        $  11.85    $  11.85    $  11.91    $  11.94    $  11.64
                                                        --------        --------    --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ......................          0.24            0.49        0.50        0.51        0.52        0.52
   Net realized and unrealized gains (losses) ....          0.32           (0.73)         --(d)    (0.06)      (0.04)       0.30
                                                        --------        --------    --------    --------    --------    --------
Total from investment operations .................          0.56           (0.24)       0.50        0.45        0.48        0.82
                                                        --------        --------    --------    --------    --------    --------
Less distributions from net investment income ....         (0.24)          (0.49)      (0.50)      (0.51)      (0.51)      (0.52)
                                                        --------        --------    --------    --------    --------    --------
Redemption fees ..................................            --(d)           --(d)       --(d)       --(d)       --(d)       --
                                                        --------        --------    --------    --------    --------    --------
Net asset value, end of period ...................      $  11.44        $  11.12    $  11.85    $  11.85    $  11.91    $  11.94
                                                        ========        ========    ========    ========    ========    ========
Total return(e) ..................................          5.05%          (2.13)%      4.37%       3.88%       4.18%       7.20%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses .........................................          0.65%           0.66%       0.66%       0.67%       0.67%       0.68%
Net investment income ............................          4.21%           4.18%       4.25%       4.27%       4.42%       4.44%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $556,049        $494,276    $493,441    $473,956    $438,871    $441,916
Portfolio turnover rate ..........................          3.79%          18.28%       8.51%       5.80%       5.85%       7.01%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 135

Franklin Tax-Free Trust

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                     SIX MONTHS ENDED                    YEAR ENDED FEBRUARY 28,
                                                      AUGUST 31, 2008   --------------------------------------------------------
CLASS C                                                 (UNAUDITED)      2008(a)      2007        2006        2005       2004(a)
-------                                              ----------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $ 11.24        $  11.97     $ 11.96    $  12.02    $  12.04    $  11.74
                                                        --------        --------    --------    --------    --------    --------
Income from investment operations(b):
Net investment income(c) .........................          0.21            0.43        0.44        0.45        0.46        0.45
Net realized and unrealized gains (losses) .......          0.33           (0.74)       0.01       (0.06)      (0.03)       0.30
                                                        --------        --------    --------    --------    --------    --------
Total from investment operations .................          0.54           (0.31)       0.45        0.39        0.43        0.75
                                                        --------        --------    --------    --------    --------    --------
Less distributions from net investment income ....         (0.21)          (0.42)      (0.44)      (0.45)      (0.45)      (0.45)
                                                        --------        --------    --------    --------    --------    --------
Redemption fees ..................................            --(d)           --(d)       --(d)       --(d)       --(d)       --
                                                        --------        --------    --------    --------    --------    --------
Net asset value, end of period ...................       $ 11.57        $  11.24     $ 11.97    $  11.96    $  12.02    $  12.04
                                                        ========        ========    ========    ========    ========    ========
Total return(e) ..................................          4.79%          (2.65)%      3.84%       3.27%       3.66%       6.54%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses .........................................          1.20%           1.21%       1.20%       1.22%       1.22%       1.25%
Net investment income ............................          3.66%           3.63%       3.71%       3.72%       3.87%       3.87%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $71,313        $ 60,372     $56,793    $ 51,461    $ 43,661    $ 43,009
Portfolio turnover rate ..........................          3.79%          18.28%       8.51%       5.80%       5.85%       7.01%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             136 | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

                                                                          PRINCIPAL
    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                  AMOUNT          VALUE
----------------------------------------------------------------------   ------------   ------------
    MUNICIPAL BONDS 95.6%
    VIRGINIA 78.3%
    Abingdon IDA Hospital Facilities Revenue, Johnston Memorial
    Hospital, Refunding, 5.375%, 7/01/28 .............................   $  5,000,000   $  5,000,000
    Alexandria IDA Educational Facilities Revenue, Episcopal High
       School, Pre-Refunded, 5.875%, 1/01/29 .........................      2,500,000      2,559,050
    Arlington County GO, Public Improvement, Pre-Refunded, 5.00%,
       2/01/22 .......................................................      2,060,000      2,223,708
(a) Bedford County IDA, IDR, Nekoosa Packaging Corp. Project,
       Refunding,
       6.30%, 12/01/25 ...............................................      2,000,000      1,697,800
       Series A, 6.55%, 12/01/25 .....................................      5,000,000      4,360,950
    Bristol Utility System Revenue, ETM, 5.00%, 7/15/21 ..............      1,245,000      1,337,628
    Capital Region Airport Commission Airport Revenue, FSA Insured,
       5.00%,
       7/01/31 .......................................................      2,000,000      2,029,340
       7/01/38 .......................................................      5,895,000      5,921,881
    Caroline County IDA Lease Revenue, AMBAC Insured, 5.125%,
       6/15/34 .......................................................      1,000,000      1,019,200
    Charlotte County IDA, Hospital Revenue, Halifax Regional Hospital
       Inc., 5.00%, 9/01/37 ..........................................      2,500,000      2,212,150
    Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,
       7/15/19 .......................................................      2,845,000      2,890,065
       7/15/32 .......................................................      8,000,000      8,019,280
    Dinwiddie County IDA Lease Revenue, Refunding, Series B, MBIA
       Insured, 5.00%, 2/15/30 .......................................      1,410,000      1,431,432
    Fairfax County EDA Revenue, National Wildlife Federation, MBIA
       Insured, 5.375%, 9/01/29 ......................................      8,000,000      8,193,840
    Fairfax County IDAR, Health Care, Inova Health System Project,
       Refunding, Series A, 5.00%,
       8/15/18 .......................................................      2,100,000      2,105,880
       8/15/25 .......................................................      5,000,000      5,000,350
    Fairfax County Redevelopment and Housing Authority MFHR, Paul
       Spring Center, Refunding, Series A, FHA Insured,
       5.90%, 6/15/17 ................................................        920,000        930,175
       6.00%, 12/15/28 ...............................................      1,000,000      1,007,350
    Fairfax County Water Authority Water Revenue,
       Pre-Refunded, 5.00%, 4/01/27 ..................................      2,830,000      3,065,428
       Refunding, 5.00%, 4/01/27 .....................................     11,420,000     11,693,281
    Front Royal and Warren County IDA Lease Revenue, School and
       Capital Improvement, Series B, FSA Insured, 5.00%,
       4/01/29 .......................................................      7,115,000      7,239,299
       4/01/35 .......................................................      6,000,000      6,049,080
    Gloucester County IDA Lease Revenue, Courthouse Project, MBIA
       Insured, Pre-Refunded, 5.50%,
       11/01/30 ......................................................      1,715,000      1,854,515
    Greater Richmond Convention Center Authority Hotel Tax Revenue,
       Convention Center Expansion Project, Pre-Refunded, 6.125%,
          6/15/29 ....................................................      8,000,000      8,617,600
       Convention Center Expansion Project, Pre-Refunded, 6.25%,
          6/15/32 ....................................................      8,175,000      8,823,850
       Refunding, MBIA Insured, 5.00%, 6/15/30 .......................     17,555,000     17,623,816
    Hampton Convention Center Revenue, Refunding, AMBAC Insured,
       5.25%, 1/15/23 ................................................      3,000,000      3,113,340
       5.125%, 1/15/28 ...............................................      2,605,000      2,661,476
       5.00%, 1/15/35 ................................................      8,600,000      8,639,646
    Hampton Roads Regional Jail Authority Jail Facilities Revenue,
       Series A, MBIA Insured, 5.00%, 7/01/28 ........................     10,000,000     10,006,000
    Hampton Roads Sanitation District Wastewater Revenue, Hampton
       Roads,
       5.00%, 4/01/33 ................................................      9,000,000      9,143,460
       Refunding, 5.00%, 4/01/38 .....................................     13,000,000     13,147,420


                             Semiannual Report | 137

Franklin Tax-Free Trust

                                                                           PRINCIPAL
    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                  AMOUNT          VALUE
----------------------------------------------------------------------   ------------   ------------
    MUNICIPAL BONDS (CONTINUED)
    VIRGINIA (CONTINUED)
    Harrisonburg GO, FSA Insured, 5.75%, 12/01/29 ....................   $  1,000,000   $  1,081,260
    Harrisonburg IDAR, Hospital Facilities, Rockingham Memorial
       Hospital, AMBAC Insured, 5.00%,
       8/15/42 .......................................................      8,595,000      8,100,530
       8/15/46 .......................................................     15,000,000     14,012,700
    Isle Wight County IDA Environmental Improvement Revenue,
       International Paper Co. Project, Series A, 6.60%, 5/01/24 .....      2,000,000      2,001,700
    Isle Wight County IDAR, International Paper Co. Project, Series A,
       5.85%, 1/01/18 ................................................      4,155,000      4,142,784
    King George County IDA Lease Revenue, FSA Insured, 5.00%,
       3/01/32 .... ..................................................      3,595,000      3,650,147
    Loudoun County IDA Hospital Revenue, Loudoun Hospital Center,
       Series A, Pre-Refunded, 6.10%, 6/01/32 ........................      1,500,000      1,692,690
    Loudoun County Sanitation Authority Water and Sewer Revenue,
       5.00%, 1/01/33 ................................................     10,060,000     10,217,338
    Manassas Park GO, Series A, CIFG Insured, 5.00%, 4/01/29 .........      5,545,000      5,625,902
    Middle River Regional Jail Authority Jail Facility Revenue, MBIA
       Insured, 5.00%, 5/15/28 .......................................      1,000,000      1,017,000
    Middlesex County IDA Lease Revenue, School Facilities Project,
       MBIA Insured, Pre-Refunded,
       5.875%, 8/01/21 ...............................................     1 ,420,000      1,502,758
       6.10%, 8/01/26 ................................................      1,725,000      1,829,018
    Montgomery County IDA Lease Revenue, Series B, AMBAC Insured,
       Pre-Refunded, 5.50%, 1/15/22 ..................................      1,000,000      1,083,870
    Montgomery County IDA Public Facilities Lease Revenue, Public
       Projects, 5.00%, 2/01/29 ......................................      6,500,000      6,458,595
    Newport News EDA, EDR, Series A, 5.00%, 1/15/31 ..................      6,000,000      6,114,360
    Newport News IDA Mortgage Revenue, Mennowood Communities Inc.,
       Series A, GNMA Secured, 6.25%, 8/01/36 ........................      2,950,000      2,976,166
    Newport News Water Revenue, FSA Insured, 5.00%, 6/01/37 ..........      2,345,000      2,384,701
    Norfolk Airport Authority Revenue, Series B, FGIC Insured, 5.125%,
       7/01/31 .......................................................      1,440,000      1,359,446
    Norfolk GO, Capital Improvements, Series B, FSA Insured,
       Pre-Refunded, 5.00%, 7/01/22 ..................................      1,720,000      1,868,006
    Norfolk Water Revenue, MBIA Insured, 5.90%, 11/01/25 .............      5,000,000      5,008,500
    Northwestern Regional Jail Authority Jail Facilities Revenue, MBIA
       Insured, 5.00%, 7/01/33 .......................................      2,600,000      2,614,742
    Orange County IDAR, Public Facility, Orange County Project, AMBAC
       Insured, Pre-Refunded, 5.00%, 2/01/34 .........................      1,000,000      1,088,640
    Patrick County EDA Lease Revenue, School Projects, Assured
       Guaranty, 5.25%, 3/01/39 ......................................      6,435,000      6,497,226
    Peninsula Ports Authority Hospital Facilities Revenue, Whittaker
       Memorial Hospital Project, Refunding, FHA Insured,
       8.70%, 8/01/23 ................................................         50,000         53,525
    Powhatan Co. EDA Lease Revenue, Virginia Capital Projects, AMBAC
       Insured, 5.25%, 7/15/33 .......................................      1,000,000      1,025,780
    Prince William County IDA, MFHR, Remington Place Apartments
       Project, Series A-1,
       AMBAC Insured, 6.00%, 12/01/33 ................................      2,080,000      2,091,565
    Prince William County Service Authority Water and Sewer System
       Revenue, FGIC Insured, 5.50%, 7/01/29 .........................      5,000,000      5,209,250
       Refunding, 5.00%, 7/01/32 .....................................      7,045,000      7,174,980
    Richmond GO, FGIC Insured, 5.00%, 7/15/19 ........................      3,690,000      3,846,124
    Richmond IDA Student Housing Revenue, University Real Estate
       Foundation, 5.55%, 1/01/31 ....................................      4,400,000      4,520,252
    Richmond Public Facilities COP, 800 Megahertz Project, Series A,
       AMBAC Insured, 5.00%, 8/01/22 .................................      2,000,000      2,037,260
    Richmond Public Utility Revenue,
       FSA Insured, 5.00%, 1/15/35 ...................................      3,500,000      3,541,615
       FSA Insured, Pre-Refunded, 5.00%, 1/15/33 .....................      8,500,000      9,166,995
       Refunding, FSA Insured, 5.00%, 1/15/37 ........................      6,785,000      6,872,526
    Riverside Regional Jail Authority Jail Facility Revenue, MBIA
       Insured, 5.00%,
       7/01/28 .......................................................      7,000,000      7,129,570
       7/01/32 .......................................................     22,000,000     22,107,580


                             138 | Semiannual Report

Franklin Tax-Free Trust
STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED) (CONTINUED)

                                                                           PRINCIPAL
    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                   AMOUNT         VALUE
----------------------------------------------------------------------   ------------   ------------
    MUNICIPAL BONDS (CONTINUED)
    VIRGINIA (CONTINUED)
    Roanoke County EDA Lease Revenue, Public Facility Projects,
       Assured Guaranty, 5.125%, 10/15/37 ............................   $ 10,000,000   $ 10,209,200
    Stafford County and Staunton IDAR, Virginia Municipal League Assn.
       Counties Program,
       Series A, MBIA Insured, 5.25%, 8/01/31 ........................      5,000,000      5,149,700
       Series C, MBIA Insured, 5.00%, 8/01/35 ........................      7,735,000      7,761,531
       XLCA Insured, 5.00%, 8/01/37 ..................................      3,985,000      3,889,559
    Stafford County EDA Hospital Facilities Revenue, Medicorp Health
       System Obligation, 5.25%, 6/15/37 .............................      5,000,000      4,703,250
    University of Virginia Revenue,
       General, 5.00%, 6/01/37 .......................................      5,000,000      5,071,050
       Series B, 5.00%, 6/01/33 ......................................     14,000,000     14,217,280
    Virginia Beach Development Authority Public Facility Revenue,
       5.00%, 7/15/27 ................................................      5,635,000      5,838,762
    Virginia Beach Water and Sewer Revenue, Pre-Refunded, 5.25%,
       8/01/21 .......................................................      1,865,000      1,976,825
    Virginia College Building Authority Educational Facilities
       Revenue,
       21st Century College Program, Pre-Refunded, 5.00%,
          2/01/21 ....................................................      1,000,000      1,052,020
       Hampton University Project, Pre-Refunded, 6.00%, 4/01/20 ......      1,500,000      1,608,540
       Regent University Project, MBIA Insured, Pre-Refunded, 5.125%,
          10/01/21 ...................................................      5,000,000      5,403,000
       Regent University Project, MBIA Insured, Pre-Refunded, 5.125%,
          10/01/31 ...................................................      4,050,000      4,376,430
    Virginia Commonwealth Transportation Board Transportation Revenue,
       Northern Virginia Transportation Program, Refunding, Series A,
          5.00%, 5/15/27 .............................................      8,920,000      9,109,372
       U.S. Route 58 Corridor Development Program, Series B,
          Pre-Refunded, 5.00%, 5/15/24 ...............................      2,000,000      2,140,380
       U.S. Route 58 Corridor Development Program, Series B,
          Pre-Refunded, 5.00%, 5/15/26 ...............................     10,000,000     10,701,900
    Virginia Port Authority Port Facility Revenue, MBIA Insured,
       4.75%, 7/01/28 ................................................      1,500,000      1,484,700
    Virginia State HDA, MFHR,
       Series C, 5.30%, 11/01/16 .....................................      1,000,000      1,016,420
       Series H, 5.55%, 5/01/15 ......................................      1,000,000      1,012,660
    Virginia State HDA Rental Housing Revenue,
       Series J, 5.80%, 2/01/19 ......................................      2,000,000      2,015,040
       Series L, 5.75%, 2/01/15 ......................................      1,000,000      1,016,830
    Virginia State Public School Authority GO, School Financing,
       Series A, 5.00%, 8/01/20 ......................................      3,000,000      3,121,650
       Series A, 5.00%, 8/01/21 ......................................      4,000,000      4,148,760
       Series C, 5.00%, 8/01/22 ......................................      2,000,000      2,067,140
       Series C, 5.00%, 8/01/26 ......................................     10,925,000     11,206,974
    Virginia State Resources Authority Airports Revenue, Revolving
       Fund, Series A, 5.00%, 8/01/27 ................................      3,000,000      3,017,430
    Virginia State Resources Authority Infrastructure Revenue,
       Senior Series A, 5.00%, 11/01/31 ..............................      5,000,000      5,131,050
       Senior Series A, 5.00%, 11/01/36 ..............................      4,915,000      5,000,324
       Virginia Pooled Financing Program, Senior Series, 5.00%,
          11/01/33 ...................................................      5,000,000      5,083,700
       Virginia Pooled Financing Program, Senior Series A, 5.00%,
          11/01/38 ...................................................      4,285,000      4,366,801
       Virginia Pooled Financing Program, Senior Series B, 5.00%,
          11/01/32 ...................................................      2,505,000      2,569,629
    Virginia State Resources Authority Water and Sewer System Revenue,
       Tuckahoe Service District Project, 5.00%, 11/01/35 ............      2,000,000      2,025,240
    Winchester IDA Hospital Revenue, Valley Health System Obligated,
       5.25%, 1/01/37 ................................................      5,000,000      4,800,450
    York County Sewer Revenue, Pre-Refunded, 5.875%,
       6/01/24 .......................................................        500,000        520,510
       6/01/29 .......................................................      1,500,000      1,561,530
                                                                                        ------------
                                                                                         491,099,028
                                                                                        ------------


                             Semiannual Report | 139

Franklin Tax-Free Trust

                                                                           PRINCIPAL
    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                  AMOUNT          VALUE
----------------------------------------------------------------------   ------------   ------------
    MUNICIPAL BONDS (CONTINUED)
    DISTRICT OF COLUMBIA 3.6%
    Metropolitan Washington D.C. Airports Authority Airport System
       Revenue,
       Refunding, Series A, FGIC Insured, 5.00%, 10/01/25 ............   $  1,000,000   $    952,490
       Refunding, Series A, FSA Insured, 5.00%, 10/01/32 .............     10,000,000      9,267,200
       Series B, FGIC Insured, Pre-Refunded, 5.25%, 10/01/32 .........      6,655,000      7,327,155
    Metropolitan Washington D.C. Airports Authority General Airport
       Revenue, Refunding, Series A, FGIC Insured, 5.00%, 10/01/27 ...      5,000,000      4,752,050
                                                                                        ------------
                                                                                          22,298,895
                                                                                        ------------
    U.S. TERRITORIES 13.7%
    PUERTO RICO 13.2%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
       senior lien, Series A,
       6.00%, 7/01/38 ................................................      1,100,000      1,148,004
       Assured Guaranty, 5.00%, 7/01/28 ..............................      7,000,000      7,130,130
    Puerto Rico Commonwealth GO, Public Improvement, Series A,
       5.00%, 7/01/29 ................................................      8,000,000      7,640,640
       5.125%, 7/01/31 ...............................................      3,315,000      3,238,457
       5.00%, 7/01/33 ................................................        900,000        847,512
       Pre-Refunded, 5.125%, 7/01/31 .................................      1,685,000      1,814,897
       Pre-Refunded, 5.00%, 7/01/33 ..................................      1,100,000      1,213,168
    Puerto Rico Commonwealth Highway and Transportation Authority
       Highway Revenue, Series Y, Pre-Refunded, 5.50%, 7/01/36 .......      4,500,000      5,207,850
    Puerto Rico Commonwealth Highway and Transportation Authority
       Transportation Revenue,
       Series D, Pre-Refunded, 5.375%, 7/01/36 .......................      5,000,000      5,441,000
       Series D, Pre-Refunded, 5.25%, 7/01/38 ........................      3,000,000      3,251,130
       Series G, 5.00%, 7/01/33 ......................................      1,695,000      1,593,944
       Series G, Pre-Refunded, 5.00%, 7/01/33 ........................      3,305,000      3,645,018
    Puerto Rico Electric Power Authority Power Revenue,
       Series HH, FSA Insured, Pre-Refunded, 5.25%, 7/01/29 ..........      5,910,000      6,317,081
       Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35 .........      3,000,000      3,355,920
       Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30 .........      1,000,000      1,118,640
       Series TT, 5.00%, 7/01/32 .....................................     10,000,000      9,688,000
       Series WW, 5.50%, 7/01/38 .....................................      6,700,000      6,775,442
    Puerto Rico Municipal Finance Agency Revenue, Series A, FSA
       Insured, 5.00%, 8/01/27 .......................................      2,580,000      2,590,784
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ..........................      1,315,000      1,316,473
       Refunding, Series N, 5.00%, 7/01/32 ...........................      5,000,000      4,592,850
       Series D, Pre-Refunded, 5.375%, 7/01/33 .......................      3,685,000      3,996,088
    Puerto Rico Public Finance Corp. Revenue, Commonwealth
       Appropriation, Series E, Pre-Refunded, 5.70%, 8/01/25 .........      1,000,000      1,054,120
                                                                                        ------------
                                                                                          82,977,148
                                                                                        ------------
    VIRGIN ISLANDS 0.5%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding,
       Series A, 5.50%,
       10/01/15 ......................................................      1,500,000      1,515,495
       10/01/18 ......................................................      1,500,000      1,506,045
                                                                                        ------------
                                                                                           3,021,540
                                                                                        ------------
    TOTAL U.S. TERRITORIES ...........................................                    85,998,688
                                                                                        ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $594,373,931) ...........................................                   599,396,611
                                                                                        ------------


                             140 | Semiannual Report

Franklin Tax-Free Trust

                                                                           PRINCIPAL
    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                  AMOUNT          VALUE
----------------------------------------------------------------------   ------------   ------------
    SHORT TERM INVESTMENTS 3.4%
    MUNICIPAL BONDS 3.4%
    VIRGINIA 0.6%
(b) Lexington IDA Educational Facilities Revenue, VMI Development
       Board Inc. Project, Refunding, Daily VRDN and Put, 2.45%,
       12/01/36 ......................................................   $    300,000   $    300,000
(b) Loudoun County Sanitation Authority Water and Sewer Revenue,
       System, Parity Indebtedness, Weekly VRDN and Put, 1.81%,
       1/01/30 .......................................................      1,800,000      1,800,000
(b) Roanoke IDA Hospital Revenue, Carilion Health System,
       Refunding, Series C-2, FSA Insured, Daily VRDN and Put, 2.55%,
       7/01/27 .......................................................        600,000        600,000
       Series A-1, FSA Insured, Daily VRDN and Put, 2.55%, 7/01/36 ...        700,000        700,000
(b) Virginia Commonwealth University Health System Authority Revenue,
       General, Refunding, Series A, AMBAC Insured, Daily VRDN and
       Put, 2.45%, 7/01/30 ...........................................        300,000        300,000
                                                                                        ------------
                                                                                           3,700,000
                                                                                        ------------
    U.S. TERRITORIES 2.8%
    PUERTO RICO 2.8%
(b) Puerto Rico Commonwealth, Refunding, Series B-2, FSA Insured,
       Weekly VRDN and Put, 2.10%, 7/01/24 ...........................      1,200,000      1,200,000
(b) Puerto Rico Commonwealth GO, Public Improvement, Refunding,
       Series A-3, FSA Insured, Daily VRDN and Put, 2.30%, 7/01/29 ...      1,200,000      1,200,000
       Series B, Daily VRDN and Put, 2.15%, 7/01/32 ..................      1,000,000      1,000,000
(b) Puerto Rico Commonwealth Revenue,
       Public Improvement, Refunding, Series C-4, FSA Insured, Weekly
       VRDN and Put, 2.10%, 7/01/18 ..................................      2,385,000      2,385,000
       Refunding, Series A-9, Daily VRDN and Put, 1.70%, 7/01/34 .....      2,000,000      2,000,000
       Refunding, Series B-1, FSA Insured, Weekly VRDN and Put, 2.10%,
          7/01/21 ....................................................      1,400,000      1,400,000
(b) Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series M-3, MBIA Insured, Weekly VRDN and Put,
       10.00%, 7/01/28 ...............................................      8,600,000      8,600,000
                                                                                        ------------
                                                                                          17,785,000
                                                                                        ------------
    TOTAL SHORT TERM INVESTMENTS (COST $21,485,000) ..................                    21,485,000
                                                                                        ------------
    TOTAL INVESTMENTS (COST $615,858,931) 99.0% ......................                   620,881,611
                                                                                        ------------
    OTHER ASSETS, LESS LIABILITIES 1.0% ..............................                     6,480,465
                                                                                        ------------
    NET ASSETS 100.0% ................................................                  $627,362,076
                                                                                        ============

See Selected Portfolio Abbreviations on page 142.

(a) The Internal Revenue Service has issued a preliminary adverse determination, ruling that the income generated by the bond is taxable. The issuer of the bond is contesting this determination and, until such time as this is finalized, the Fund will continue to recognize interest income earned on the bond as tax-exempt. The Trust's management believes that the final outcome of this matter will not have a material adverse impact to the Fund and/or its shareholders.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 141

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

ACA   - American Capital Access Holdings Inc.
ACES  - Adjustable Convertible Exempt Security
AMBAC - American Municipal Bond Assurance Corp.
CDA   - Community Development Authority/Agency
CDD   - Community Development District
CDR   - Community Development Revenue
CIFG  - CDC IXIS Financial Guaranty
COP   - Certificate of Participation
CRDA  - Community Redevelopment Authority/Agency
EDA   - Economic Development Authority
EDC   - Economic Development Corp.
EDR   - Economic Development Revenue
ETM   - Escrow to Maturity
FGIC  - Financial Guaranty Insurance Co.
FHA   - Federal Housing Authority/Agency
FNMA  - Federal National Mortgage Association
FSA   - Financial Security Assurance Inc.
GNMA  - Government National Mortgage Association
GO    - General Obligation
HDA   - Housing Development Authority/Agency
HDC   - Housing Development Corp.
HFA   - Housing Finance Authority/Agency
HFAR  - Housing Finance Authority Revenue
HFC   - Housing Finance Corp.
IDA   - Industrial Development Authority/Agency
IDAR  - Industrial Development Authority Revenue
IDB   - Industrial Development Bond/Board
IDR   - Industrial Development Revenue
ISD   - Independent School District
MBIA  - Municipal Bond Investors Assurance Corp.
MF    - Multi-Family
MFHR  - Multi-Family Housing Revenue
MFMR  - Multi-Family Mortgage Revenue
MFR   - Multi-Family Revenue
PBA   - Public Building Authority
PCFA  - Pollution Control Financing Authority
PCR   - Pollution Control Revenue
PFAR  - Public Financing Authority Revenue
SF    - Single Family
SFHR  - Single Family Housing Revenue
SFM   - Single Family Mortgage
SFMR  - Single Family Mortgage Revenue
SFR   - Single Family Revenue
VHA   - Volunteer Hospital of America
XLCA  - XL Capital Assurance

   The accompanying notes are an integral part of these financial statements.


                            142 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2008 (unaudited)

                                                                     FRANKLIN           FRANKLIN           FRANKLIN
                                                                 ALABAMA TAX-FREE   FLORIDA TAX-FREE   GEORGIA TAX-FREE
                                                                    INCOME FUND       INCOME FUND         INCOME FUND
                                                                 ----------------   ----------------   ----------------
Assets:
   Investments in securities:
      Cost ...................................................     $280,122,051      $1,411,864,934     $ 362,821,404
                                                                   ------------      --------------     -------------
      Value ..................................................     $282,225,789      $1,454,041,786      $367,542,588
   Cash ......................................................           77,343              22,651            66,155
   Receivables:
      Capital shares sold ....................................          223,123             731,218         2,047,273
      Interest ...............................................        4,208,898          21,703,058         4,336,157
                                                                   ------------      --------------     -------------
         Total assets ........................................      286,735,153       1,476,498,713       373,992,173
                                                                   ------------      --------------     -------------
Liabilities:
   Payables:
      Investment securities purchased ........................               --                  --         3,395,385
      Capital shares redeemed ................................          851,560           2,104,817           557,333
      Affiliates .............................................          177,186             798,057           224,467
      Distributions to shareholders ..........................          252,496           1,383,816           380,912
   Accrued expenses and other liabilities ....................           25,068              89,958            25,954
                                                                   ------------      --------------     -------------
         Total liabilities ...................................        1,306,310           4,376,648         4,584,051
                                                                   ------------      --------------     -------------
            Net assets, at value .............................     $285,428,843      $1,472,122,065     $ 369,408,122
                                                                   ============      ==============     =============
Net assets consist of:
   Paid-in capital ...........................................     $290,784,073      $1,423,952,284     $ 367,757,751
   Distributions in excess of net investment income ..........          (24,124)           (529,612)          (40,723)
   Net unrealized appreciation (depreciation) ................        2,103,738          42,176,852         4,721,184
   Accumulated net realized gain (loss) ......................       (7,434,844)          6,522,541        (3,030,090)
                                                                   ------------      --------------     -------------
            Net assets, at value .............................     $285,428,843      $1,472,122,065     $ 369,408,122
                                                                   ============      ==============     =============
CLASS A:
   Net assets, at value ......................................     $241,849,138      $1,305,600,957     $ 304,443,332
                                                                   ============      ==============     =============
   Shares outstanding ........................................       21,795,919         114,011,212        25,897,301
                                                                   ============      ==============     =============
   Net asset value per share(a) ..............................     $      11.10      $        11.45     $       11.76
                                                                   ============      ==============     =============
   Maximum offering price per share (net asset value per
      share / 95.75%) ........................................     $      11.59      $        11.96     $       12.28
                                                                   ============      ==============     =============
CLASS B:
   Net assets, at value ......................................               --      $   44,317,195                --
                                                                   ============      ==============     =============
   Shares outstanding ........................................               --           3,840,550                --
                                                                   ============      ==============     =============
   Net asset value and maximum offering price per share(a) ...               --      $        11.54                --
                                                                   ============      ==============     =============
CLASS C:
   Net assets, at value ......................................     $ 43,579,705      $  122,203,913     $  64,964,790
                                                                   ============      ==============     =============
   Shares outstanding ........................................        3,892,617          10,524,746         5,471,502
                                                                   ============      ==============     =============
   Net asset value and maximum offering price per share(a) ...     $      11.20      $        11.61     $       11.87
                                                                   ============      ==============     =============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 143

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2008 (unaudited)

                                                                      FRANKLIN            FRANKLIN             FRANKLIN
                                                                 KENTUCKY TAX-FREE   LOUISIANA TAX-FREE   MARYLAND TAX-FREE
                                                                    INCOME FUND          INCOME FUND         INCOME FUND
                                                                 -----------------   ------------------   -----------------
Assets:
   Investments in securities:
      Cost ...................................................      $166,416,050        $ 313,674,163       $580,294, 097
                                                                    ------------        -------------       -------------
      Value ..................................................      $166,769,330        $ 311,797,841       $ 572,619,800
   Cash ......................................................            51,422              105,523              69,643
   Receivables:
      Capital shares sold ....................................           281,028            1,804,282           2,389,124
      Interest ...............................................         2,059,438            3,888,160           6,199,851
                                                                    ------------        -------------       -------------
         Total assets ........................................       169,161,218          317,595,806         581,278,418
                                                                    ------------        -------------       -------------
Liabilities:
   Payables:
      Investment securities purchased ........................         1,984,360            5,398,641          18,000,000
      Capital shares redeemed ................................           109,027              144,436             459,248
      Affiliates .............................................            96,370              187,416             340,418
      Distributions to shareholders ..........................           150,130              281,892             496,331
   Accrued expenses and other liabilities ....................            17,334               11,174              38,884
                                                                    ------------        -------------       -------------
         Total liabilities ...................................         2,357,221            6,023,559          19,334,881
                                                                    ------------        -------------       -------------
            Net assets, at value .............................      $166,803,997        $ 311,572,247       $ 561,943,537
                                                                    ============        =============       =============
Net assets consist of:
   Paid-in capital ...........................................      $168,859,776        $ 315,022,012       $ 571,705,817
   Undistributed net investment income (distributions in
      excess of net investment income) .......................            18,426             (147,752)           (116,306)
   Net unrealized appreciation (depreciation) ................           353,280           (1,876,322)         (7,674,297)
   Accumulated net realized gain (loss) ......................        (2,427,485)          (1,425,691)         (1,971,677)
                                                                    ------------        -------------       -------------
            Net assets, at value .............................      $166,803,997        $ 311,572,247       $ 561,943,537
                                                                    ============        =============       =============
CLASS A:
   Net assets, at value ......................................      $166,803,997        $ 267,733,148       $ 455,790,603
                                                                    ============        =============       =============
   Shares outstanding ........................................        15,234,284           24,126,590          40,862,321
                                                                    ============        =============       =============
   Net asset value per share(a) ..............................      $      10.95        $       11.10       $       11.15
                                                                    ============        =============       =============
   Maximum offering price per share (net asset value per
      share / 95.75%) ........................................      $      11.44        $       11.59       $       11.64
                                                                    ============        =============       =============
CLASS C:
   Net assets, at value ......................................                --        $  43,839,099       $ 106,152,934
                                                                    ============        =============       =============
   Shares outstanding ........................................                --            3,908,728           9,389,858
                                                                    ============        =============       =============
   Net asset value and maximum offering price per share(a) ...                --        $       11.22       $       11.31
                                                                    ============        =============       =============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                            144 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2008 (unaudited)

                                                                                        FRANKLIN
                                                                      FRANKLIN       NORTH CAROLINA        FRANKLIN
                                                                 MISSOURI TAX-FREE      TAX-FREE      VIRGINIA TAX-FREE
                                                                    INCOME FUND        INCOME FUND       INCOME FUND
                                                                 -----------------   --------------   -----------------
Assets:
   Investments in securities:
      Cost ...................................................      $770,751,174      $924,982,965       $615,858,931
                                                                    ------------      ------------       ------------
      Value ..................................................      $771,996,513      $924,216,500       $620,881,611
   Cash ......................................................            75,192             9,701             36,629
   Receivables:
      Capital shares sold ....................................         2,146,747         2,139,357          1,183,193
      Interest ...............................................         9,904,280        12,286,283          6,746,041
                                                                    ------------      ------------       ------------
         Total assets ........................................       784,122,732       938,651,841        628,847,474
                                                                    ============      ============       ============
Liabilities:
   Payables:
      Investment securities purchased ........................                --        13,192,270                 --
      Capital shares redeemed ................................           672,516           579,390            554,688
      Affiliates .............................................           430,815           531,775            352,351
      Distributions to shareholders ..........................           700,587           786,390            538,367
   Accrued expenses and other liabilities ....................            51,571            48,893             39,992
                                                                    ------------      ------------       ------------
         Total liabilities ...................................         1,855,489        15,138,718          1,485,398
                                                                    ------------      ------------       ------------
            Net assets, at value .............................      $782,267,243      $923,513,123       $627,362,076
                                                                    ============      ============       ============
Net assets consist of:
   Paid-in capital ...........................................      $783,909,083      $926,754,163       $625,204,940
   Distributions in excess of net investment income ..........           (19,653)          (49,673)          (197,956)
   Net unrealized appreciation (depreciation) ................         1,245,339          (766,465)         5,022,680
   Accumulated net realized gain (loss) ......................        (2,867,526)       (2,424,902)        (2,667,588)
                                                                    ------------      ------------       ------------
            Net assets, at value .............................      $782,267,243      $923,513,123       $627,362,076
                                                                    ============      ============       ============
CLASS A:
   Net assets, at value ......................................      $698,708,708      $772,970,640       $556,049,253
                                                                    ============      ============       ============
   Shares outstanding ........................................        59,127,374        65,184,807         48,593,864
                                                                    ============      ============       ============
   Net asset value per share(a)...............................      $      11.82      $      11.86       $      11.44
                                                                    ============      ============       ============
   Maximum offering price per share (net asset value per
      share / 95.75%) ........................................      $      12.34      $      12.39       $      11.95
                                                                    ============      ============       ============
CLASS C:
   Net assets, at value ......................................      $ 83,558,535      $150,542,483       $ 71,312,823
                                                                    ============      ============       ============
   Shares outstanding ........................................         7,024,108        12,556,812          6,163,690
                                                                    ============      ============       ============
   Net asset value and maximum offering price per share(a)....      $      11.90      $      11.99       $      11.57
                                                                    ============      ============       ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 145

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the six months ended August 31, 2008 (unaudited)

                                                                     FRANKLIN           FRANKLIN           FRANKLIN
                                                                 ALABAMA TAX-FREE   FLORIDA TAX-FREE   GEORGIA TAX-FREE
                                                                    INCOME FUND        INCOME FUND        INCOME FUND
                                                                 ----------------   ----------------   ----------------
Investment income:
   Interest ..................................................      $ 7,015,154        $38,689,986         $8,328,981
                                                                    -----------        -----------        -----------
Expenses:
   Management fees (Note 3a) .................................          763,963          3,456,352            899,390
   Distribution fees: (Note 3c)
      Class A ................................................          122,000            663,270            141,861
      Class B ................................................               --            153,320                 --
      Class C ................................................          136,212            397,579            191,540
   Transfer agent fees (Note 3e) .............................           50,576            227,119             61,454
   Custodian fees ............................................            2,082             11,312              2,232
   Reports to shareholders ...................................            9,466             38,170             10,965
   Registration and filing fees ..............................            4,879             11,115              4,161
   Professional fees .........................................           10,998             16,555             11,279
   Trustees' fees and expenses ...............................            1,074              6,033              1,116
   Other .....................................................           15,273             42,797             16,106
                                                                    -----------        -----------        -----------
         Total expenses ......................................        1,116,523          5,023,622          1,340,104
                                                                    -----------        -----------        -----------
            Net investment income ............................        5,898,631         33,666,364          6,988,877
                                                                    -----------        -----------        -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .................          881,482          6,824,001           (153,277)
   Net change in unrealized appreciation (depreciation) on
      investments ............................................        5,380,576         31,091,466         10,578,318
                                                                    -----------        -----------        -----------
Net realized and unrealized gain (loss) ......................        6,262,058         37,915,467         10,425,041
                                                                    -----------        -----------        -----------
Net increase (decrease) in net assets resulting from
   operations ................................................      $12,160,689        $71,581,831        $17,413,918
                                                                    ===========        ===========        ===========

   The accompanying notes are an integral part of these financial statements.


                             146 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended August 31, 2008 (unaudited)

                                                                      FRANKLIN            FRANKLIN             FRANKLIN
                                                                 KENTUCKY TAX-FREE   LOUISIANA TAX-FREE   MARYLAND TAX-FREE
                                                                    INCOME FUND          INCOME FUND         INCOME FUND
                                                                 -----------------   ------------------   -----------------
Investment income:
   Interest ..................................................       $3,978,973          $ 7,239,509         $13,479,555
                                                                     ----------          -----------         -----------
Expenses:
   Management fees (Note 3a) .................................          464,601              792,832           1,352,643
   Distribution fees: (Note 3c)
      Class A ................................................           80,293              128,073             224,606
      Class C ................................................               --              132,217             317,804
   Transfer agent fees (Note 3e) .............................           24,319               45,779             108,535
   Custodian fees ............................................            1,161                2,195               3,822
   Reports to shareholders ...................................            5,409                8,885              18,065
   Registration and filing fees ..............................            1,765                3,854               6,109
   Professional fees .........................................           10,417               10,788              11,943
   Trustees' fees and expenses ...............................              586                  915               1,950
   Other .....................................................           12,230               14,610              18,571
                                                                     ----------          -----------         -----------
         Total expenses ......................................          600,781            1,140,148           2,064,048
                                                                     ----------          -----------         -----------
            Net investment income ............................        3,378,192            6,099,361          11,415,507
                                                                     ----------          -----------         -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .................         (322,557)             (42,760)         (1,905,299)
   Net change in unrealized appreciation (depreciation) on
      investments ............................................        5,631,008            8,920,364          17,349,210
                                                                     ----------          -----------         -----------
Net realized and unrealized gain (loss) ......................        5,308,451            8,877,604          15,443,911
                                                                     ----------          -----------         -----------
Net increase (decrease) in net assets resulting from
   operations ................................................       $8,686,643          $14,976,965         $26,859,418
                                                                     ==========          ===========         ===========

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 147

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended August 31, 2008 (unaudited)

                                            FRANKLIN       FRANKLIN        FRANKLIN
                                            MISSOURI    NORTH CAROLINA     VIRGINIA
                                            TAX-FREE       TAX-FREE        TAX-FREE
                                          INCOME FUND     INCOME FUND    INCOME FUND
                                          -----------   --------------   -----------
Investment income:
   Interest ...........................   $18,717,784     $21,395,720    $14,618,403
                                          -----------     -----------    -----------
Expenses:
   Management fees (Note 3a) ..........     1,823,923       2,120,299      1,477,455
   Distribution fees: (Note 3c)
      Class A .........................       339,293         373,390        267,173
      Class C .........................       257,691         455,590        218,896
   Transfer agent fees (Note 3e) ......       145,505         148,973        111,987
   Custodian fees .....................         5,309           6,143          4,233
   Reports to shareholders ............        23,908          26,107         18,469
   Registration and filing fees .......         7,755           6,760          5,778
   Professional fees ..................        14,872          16,133         13,232
   Trustees' fees and expenses ........         2,708           3,000          2,137
   Other ..............................        24,601          27,768         21,480
                                          -----------     -----------    -----------
         Total expenses ...............     2,645,565       3,184,163      2,140,840
                                          -----------     -----------    -----------
            Net investment income .....    16,072,219      18,211,557     12,477,563
                                          -----------     -----------    -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from
      investments .....................     2,351,189         353,794        712,233
   Net change in unrealized appreciation
      (depreciation) on investments ...    14,866,912      26,810,747     15,034,861
                                          -----------     -----------    -----------
Net realized and unrealized gain
   (loss) .............................    17,218,101      27,164,541     15,747,094
                                          -----------     -----------    -----------
Net increase (decrease) in net assets
   resulting from operations ..........   $33,290,320     $45,376,098    $28,224,657
                                          ===========     ===========    ===========

   The accompanying notes are an integral part of these financial statements.


                            148 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                    FRANKLIN ALABAMA                       FRANKLIN FLORIDA
                                                  TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                          ------------------------------------   ------------------------------------
                                          SIX MONTHS ENDED                       SIX MONTHS ENDED
                                           AUGUST 31, 2008       YEAR ENDED       AUGUST 31, 2008       YEAR ENDED
                                             (UNAUDITED)     FEBRUARY 29, 2008      (UNAUDITED)     FEBRUARY 29, 2008
                                          ----------------   -----------------   ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...........     $  5,898,631        $ 11,347,904      $   33,666,364     $   70,172,266
      Net realized gain (loss) from
         investments ..................          881,482              21,482           6,824,001          3,783,922
      Net change in unrealized
         appreciation (depreciation) on
         investments ..................        5,380,576         (16,821,918)         31,091,466       (102,073,955)
                                            ------------        ------------      --------------     --------------
            Net increase (decrease) in
               net assets resulting
               from operations ........       12,160,689          (5,452,532)         71,581,831        (28,117,767)
                                            ------------        ------------      --------------     --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ......................       (5,131,083)         (9,880,146)        (29,919,895)       (63,008,195)
         Class B ......................               --                  --            (931,523)        (2,139,667)
         Class C ......................         (753,653)         (1,380,574)         (2,380,267)        (4,973,672)
      Net realized gains:
         Class A ......................               --                  --          (1,408,071)        (3,179,974)
         Class B ......................               --                  --             (49,356)          (121,721)
         Class C ......................               --                  --            (128,830)          (285,792)
                                            ------------        ------------      --------------     --------------
   Total distributions to
      shareholders ....................       (5,884,736)        (11,260,720)        (34,817,942)       (73,709,021)
                                            ------------        ------------      --------------     --------------
   Capital share transactions: (Note 2)
         Class A ......................        6,019,377             523,212          (6,300,931)      (106,873,626)
         Class B ......................               --                  --          (4,571,367)        (8,400,713)
         Class C ......................        4,352,916           2,604,144           3,371,247        (12,710,739)
                                            ------------        ------------      --------------     --------------
Total capital share transactions ......       10,372,293           3,127,356          (7,501,051)      (127,985,078)
                                            ------------        ------------      --------------     --------------
Redemption fees .......................               19                 672               1,176                247
                                            ------------        ------------      --------------     --------------
            Net increase (decrease) in
               net assets .............       16,648,265         (13,585,224)         29,264,014       (229,811,619)
Net assets:
   Beginning of period ................      268,780,578         282,365,802       1,442,858,051      1,672,669,670
                                            ------------        ------------      --------------     --------------
   End of period ......................     $285,428,843        $268,780,578      $1,472,122,065     $1,442,858,051
                                            ============        ============      ==============     ==============
Distributions in excess of net
   investment income included in net
   assets:
      End of period ...................     $    (24,124)       $    (38,019)     $     (529,612)    $     (964,291)
                                            ============        ============      ==============     ==============

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 149

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                    FRANKLIN GEORGIA                       FRANKLIN KENTUCKY
                                                  TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                          ------------------------------------   ------------------------------------
                                          SIX MONTHS ENDED                       SIX MONTHS ENDED
                                           AUGUST 31, 2008       YEAR ENDED       AUGUST 31, 2008       YEAR ENDED
                                             (UNAUDITED)     FEBRUARY 29, 2008      (UNAUDITED)     FEBRUARY 29, 2008
                                          ----------------   -----------------   ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...........     $  6,988,877        $ 11,586,230       $  3,378,192        $  6,234,071
      Net realized gain (loss) from
         investments ..................         (153,277)           (412,952)          (322,557)           (121,164)
      Net change in unrealized
         appreciation (depreciation) on
         investments ..................       10,578,318         (21,203,857)         5,631,008         (12,000,085)
                                            ------------        ------------       ------------        ------------
         Net increase (decrease) in net
            assets resulting from
            operations ................       17,413,918         (10,030,579)         8,686,643          (5,887,178)
                                            ------------        ------------       ------------        ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ......................       (5,926,166)         (9,748,797)        (3,322,632)         (6,193,552)
         Class C ......................       (1,054,672)         (1,844,814)                --                  --
                                            ------------        ------------       ------------        ------------
   Total distributions to shareholders        (6,980,838)        (11,593,611)        (3,322,632)         (6,193,552)
                                            ------------        ------------       ------------        ------------
   Capital share transactions: (Note 2)
         Class A ......................       42,670,876          50,014,362         11,663,796          13,632,500
         Class C ......................       11,111,523           5,110,906                 --                  --
                                            ------------        ------------       ------------        ------------
   Total capital share transactions ...       53,782,399          55,125,268         11,663,796          13,632,500
                                            ------------        ------------       ------------        ------------
   Redemption fees ....................            1,983                   3                 --                  10
                                            ------------        ------------       ------------        ------------
         Net increase (decrease) in net
            assets ....................       64,217,462          33,501,081         17,027,807           1,551,780
Net assets:
   Beginning of period ................      305,190,660         271,689,579        149,776,190         148,224,410
                                            ------------        ------------       ------------        ------------
   End of period ......................     $369,408,122        $305,190,660       $166,803,997        $149,776,190
                                            ============        ============       ============        ============
Undistributed net investment income
   (distributions in excess of net
   investment income)included in net
   assets:
         End of period ...................  $    (40,723)       $    (48,762)      $     18,426        $    (37,134)
                                            ============        ============       ============        ============

   The accompanying notes are an integral part of these financial statements.


                             150 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                   FRANKLIN LOUISIANA                      FRANKLIN MARYLAND
                                                  TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                          ------------------------------------   ------------------------------------
                                          SIX MONTHS ENDED                       SIX MONTHS ENDED
                                           AUGUST 31, 2008       YEAR ENDED       AUGUST 31, 2008       YEAR ENDED
                                             (UNAUDITED)     FEBRUARY 29, 2008      (UNAUDITED)     FEBRUARY 29, 2008
                                          ----------------   -----------------   ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...........     $  6,099,361        $ 11,003,097       $ 11,415,507        $ 20,675,868
      Net realized gain (loss) from
         investments ..................          (42,760)            590,790         (1,905,299)            901,591
      Net change in unrealized
         appreciation (depreciation) on
         investments ..................        8,920,364         (21,900,992)        17,349,210         (47,228,091)
                                            ------------        ------------       ------------        ------------
         Net increase (decrease) in net
            assets resulting from
            operations ................       14,976,965         (10,307,105)        26,859,418         (25,650,632)
                                            ------------        ------------       ------------        ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ......................       (5,411,848)         (9,805,930)        (9,616,513)        (17,727,976)
         Class C ......................         (739,795)         (1,185,118)        (1,783,878)         (2,858,421)
                                            ------------        ------------       ------------        ------------
   Total distributions to
      shareholders ....................       (6,151,643)        (10,991,048)       (11,400,391)        (20,586,397)
                                            ------------        ------------       ------------        ------------
   Capital share transactions: (Note 2)
         Class A ......................       25,721,033          31,950,372         25,347,999          45,305,989
         Class C ......................        7,626,416           8,792,302         20,782,325          18,455,975
                                            ------------        ------------       ------------        ------------
   Total capital share transactions ...       33,347,449          40,742,674         46,130,324          63,761,964
                                            ------------        ------------       ------------        ------------
   Redemption fees ....................               --                 498                140               2,149
                                            ------------        ------------       ------------        ------------
         Net increase (decrease) in net
            assets ....................       42,172,771          19,445,019         61,589,491          17,527,084
Net assets:
   Beginning of period ................      269,399,476         249,954,457        500,354,046         482,826,962
                                            ------------        ------------       ------------        ------------
   End of period ......................     $311,572,247        $269,399,476       $561,943,537        $500,354,046
                                            ============        ============       ============        ============
Distributions in excess of net
   investment income included in net
   assets:
      End of period ...................     $   (147,752)       $    (95,470)      $   (116,306)       $   (131,422)
                                            ============        ============       ============        ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 151

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                    FRANKLIN MISSOURI                   FRANKLIN NORTH CAROLINA
                                                  TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                          ------------------------------------   ------------------------------------
                                          SIX MONTHS ENDED                       SIX MONTHS ENDED
                                           AUGUST 31, 2008       YEAR ENDED       AUGUST 31, 2008       YEAR ENDED
                                             (UNAUDITED)     FEBRUARY 29, 2008      (UNAUDITED)     FEBRUARY 29, 2008
                                          ----------------   -----------------   ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...........     $ 16,072,219        $ 29,454,876       $ 18,211,557        $ 31,817,345
      Net realized gain (loss) from
         investments ..................        2,351,189            (904,141)           353,794            (284,409)
      Net change in unrealized
         appreciation (depreciation) on
         investments ..................       14,866,912         (49,703,254)        26,810,747         (62,059,462)
                                            ------------        ------------       ------------        ------------
         Net increase (decrease) in net
            assets resulting from
            operations ................       33,290,320         (21,152,519)        45,376,098         (30,526,526)
                                            ------------        ------------       ------------        ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ......................      (14,504,763)        (26,636,426)       (15,483,795)        (27,242,374)
         Class C ......................       (1,462,014)         (2,602,929)        (2,488,040)         (4,369,823)
                                            ------------        ------------       ------------        ------------
   Total distributions to
      shareholders ....................      (15,966,777)        (29,239,355)       (17,971,835)        (31,612,197)
                                            ------------        ------------       ------------        ------------
   Capital share transactions: (Note 2)
         Class A ......................       60,244,453          55,048,990         76,029,746          99,458,941
         Class C ......................       10,223,374           6,542,901         22,701,316          15,706,331
                                            ------------        ------------       ------------        ------------
   Total capital share transactions ...       70,467,827          61,591,891         98,731,062         115,165,272
                                            ------------        ------------       ------------        ------------
   Redemption fees ....................              439               2,371                644               2,034
                                            ------------        ------------       ------------        ------------
         Net increase (decrease) in net
            assets ....................       87,791,809          11,202,388        126,135,969          53,028,583
Net assets:
   Beginning of period ................      694,475,434         683,273,046        797,377,154         744,348,571
                                            ------------        ------------       ------------        ------------
   End of period ......................     $782,267,243        $694,475,434       $923,513,123        $797,377,154
                                            ============        ============       ============        ============
Distributions in excess of net
   investment income included in net
   assets:
      End of period ...................     $    (19,653)       $   (125,095)      $    (49,673)       $   (289,395)
                                            ============        ============       ============        ============

   The accompanying notes are an integral part of these financial statements.


                             152 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                    FRANKLIN VIRGINIA
                                                  TAX-FREE INCOME FUND
                                          ------------------------------------
                                          SIX MONTHS ENDED
                                           AUGUST 31, 2008       YEAR ENDED
                                             (UNAUDITED)     FEBRUARY 29, 2008
                                          ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...........     $ 12,477,563        $ 23,037,881
      Net realized gain (loss) from
         investments ..................          712,233             767,869
      Net change in unrealized
         appreciation (depreciation) on
         investments ..................       15,034,861         (36,610,627)
                                            ------------        ------------
         Net increase (decrease) in net
            assets resulting from
            operations ................       28,224,657         (12,804,877)
                                            ------------        ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ......................      (11,060,870)        (21,012,887)
         Class C ......................       (1,189,746)         (2,117,720)
                                            ------------        ------------
   Total distributions to
      shareholders ....................      (12,250,616)        (23,130,607)
                                            ------------        ------------
   Capital share transactions: (Note 2)
         Class A ......................       47,530,218          32,953,142
         Class C ......................        9,209,243           7,393,073
                                            ------------        ------------
   Total capital share transactions ...       56,739,461          40,346,215
                                            ------------        ------------
   Redemption fees ....................              469               2,724
                                            ------------        ------------
         Net increase (decrease) in net
            assets ....................       72,713,971           4,413,455
Net assets:
   Beginning of period ................      554,648,105         550,234,650
                                            ------------        ------------
   End of period ......................     $627,362,076        $554,648,105
                                            ============        ============
Distributions in excess of net
   investment income included in net
   assets:
   End of period ......................     $   (197,956)       $   (424,903)
                                            ============        ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 153

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-four separate funds. All funds included in this report (Funds) are diversified. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                    CLASS A & CLASS C                       CLASS A, CLASS B & CLASS C
-------                      --------------------------------------------   ---------------------------------------
Franklin Kentucky Tax-Free   Franklin Alabama Tax-Free Income Fund          Franklin Florida Tax-Free Income Fund
   Income Fund               Franklin Georgia Tax-Free Income Fund
                             Franklin Louisiana Tax-Free Income Fund
                             Franklin Maryland Tax-Free Income Fund
                             Franklin Missouri Tax-Free Income Fund
                             Franklin North Carolina Tax-Free Income Fund
                             Franklin Virginia Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                            154 | Semiannual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

B. SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of August 31, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                            Semiannual Report | 155

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee will be eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                            156 | Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                           FRANKLIN ALABAMA             FRANKLIN FLORIDA
                                         TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                      -------------------------   ---------------------------
                                        SHARES        AMOUNT         SHARES         AMOUNT
                                      ----------   ------------   -----------   -------------
CLASS A SHARES:
Six Months ended August 31, 2008
   Shares sold ....................    1,734,126   $ 19,479,373     6,307,378   $  72,537,008
   Shares issued in reinvestment of
      distributions ...............      259,708      2,896,556     1,242,739      14,268,012
   Shares redeemed ................   (1,465,739)   (16,356,552)   (8,103,209)    (93,105,951)
                                      ----------   ------------   -----------   -------------
   Net increase (decrease) ........      528,095   $  6,019,377      (553,092)  $  (6,300,931)
                                      ==========   ============   ===========   =============
Year ended February 29, 2008
   Shares sold ....................    2,955,594   $ 33,565,509    10,215,195   $ 119,707,897
   Shares issued in reinvestment of
      distributions ...............      494,764      5,608,283     2,572,445      30,127,358
   Shares redeemed ................   (3,410,200)   (38,650,580)  (21,932,153)   (256,708,881)
                                      ----------   ------------   -----------   -------------
   Net increase (decrease) ........       40,158   $    523,212    (9,144,513)  $(106,873,626)
                                      ==========   ============   ===========   =============
CLASS B SHARES:
Six Months ended August 31, 2008
   Shares sold ....................                                    21,538   $     249,231
   Shares issued in reinvestment of
      distributions ...............                                    45,826         530,237
   Shares redeemed ................                                  (462,171)     (5,350,835)
                                                                  -----------   -------------
   Net increase (decrease) ........                                  (394,807)  $  (4,571,367)
                                                                  ===========   =============
Year ended February 29, 2008
   Shares sold ....................                                    48,660   $     577,089
   Shares issued in reinvestment of
      distributions ...............                                   107,339       1,266,297
   Shares redeemed ................                                  (868,470)    (10,244,099)
                                                                  -----------   -------------
   Net increase (decrease) ........                                  (712,471)  $  (8,400,713)
                                                                  ===========   =============
CLASS C SHARES:
Six Months ended August 31, 2008
   Shares sold ....................      589,290   $  6,662,782     1,091,952   $  12,740,448
   Shares issued in reinvestment of
      distributions ...............       32,783        368,852       119,710       1,393,436
   Shares redeemed ................     (237,631)    (2,678,718)     (923,484)    (10,762,637)
                                      ----------   ------------   -----------   -------------
   Net increase (decrease) ........      384,442   $  4,352,916       288,178   $   3,371,247
                                      ==========   ============   ===========   =============
Year ended February 29, 2008
   Shares sold ....................      762,716   $  8,726,868     1,485,824   $  17,639,138
   Shares issued in reinvestment of
      distributions ...............       57,424        656,401       239,973       2,847,253
   Shares redeemed ................     (595,027)    (6,779,125)   (2,796,627)    (33,197,130)
                                      ----------   ------------   -----------   -------------
   Net increase (decrease) ........      225,113   $  2,604,144    (1,070,830)  $ (12,710,739)
                                      ==========   ============   ===========   =============


                             Semiannual Report | 157

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                           FRANKLIN GEORGIA           FRANKLIN KENTUCKY
                                         TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                      -------------------------   -------------------------
                                        SHARES        AMOUNT        SHARES        AMOUNT
                                      ----------   ------------   ----------   ------------
CLASS A SHARES:
Six Months ended August 31, 2008
   Shares sold ....................    4,541,377   $ 53,470,326    1,642,602   $ 18,051,524
   Shares issued in reinvestment of
      distributions ...............      317,422      3,745,598      204,773      2,245,552
   Shares redeemed ................   (1,234,749)   (14,545,048)    (788,594)    (8,633,280)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........    3,624,050   $ 42,670,876    1,058,781   $ 11,663,796
                                      ==========   ============   ==========   ============
Year ended February 29, 2008
   Shares sold ....................    6,305,544   $ 75,730,670    2,660,793   $ 29,822,700
   Shares issued in reinvestment of
      distributions ...............      513,429      6,143,251      366,935      4,110,361
   Shares redeemed ................   (2,666,217)   (31,859,559)  (1,814,392)   (20,300,561)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........    4,152,756   $ 50,014,362    1,213,336   $ 13,632,500
                                      ==========   ============   ==========   ============
CLASS C SHARES:
Six Months ended August 31, 2008
   Shares sold ....................    1,183,716   $ 14,093,740
   Shares issued in reinvestment of
      distributions ...............       56,775        676,545
   Shares redeemed ................     (308,409)    (3,658,762)
                                      ----------   ------------
   Net increase (decrease) ........      932,082   $ 11,111,523
                                      ==========   ============
Year ended February 29, 2008
   Shares sold ....................    1,361,938   $ 16,469,882
   Shares issued in reinvestment of
      distributions ...............       97,027      1,172,321
   Shares redeemed ................   (1,038,261)   (12,531,297)
                                      ----------   ------------
   Net increase (decrease) ........      420,704   $  5,110,906
                                      ==========   ============

                                          FRANKLIN LOUISIANA          FRANKLIN MARYLAND
                                         TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                      -------------------------   -------------------------
                                        SHARES        AMOUNT        SHARES         AMOUNT
                                      ----------   ------------   ----------   ------------
CLASS A SHARES:
Six Months ended August 31, 2008
   Shares sold ....................    3,586,543   $ 40,047,855    4,333,589   $ 48,677,749
   Shares issued in reinvestment of
      distributions ...............      326,092      3,629,029      550,766      6,177,494
   Shares redeemed ................   (1,609,882)   (17,955,851)  (2,629,634)   (29,507,244)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........    2,302,753   $ 25,721,033    2,254,721   $ 25,347,999
                                      ==========   ============   ==========   ============
Year ended February 29, 2008
   Shares sold ....................    4,916,730   $ 56,127,477    8,816,127   $102,010,423
   Shares issued in reinvestment of
      distributions ...............      571,302      6,518,549      990,085     11,434,098
   Shares redeemed ................   (2,685,754)   (30,695,654)  (5,905,651)   (68,138,532)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........    2,802,278   $ 31,950,372    3,900,561   $ 45,305,989
                                      ==========   ============   ==========   ============


                             158 | Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                          FRANKLIN LOUISIANA          FRANKLIN MARYLAND
                                         TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                      -------------------------   -------------------------
                                        SHARES        AMOUNT        SHARES        AMOUNT
                                      ----------   ------------   ----------   ------------
CLASS C SHARES:
Six Months ended August 31, 2008
   Shares sold ....................   1,017,966    $11,472,461     2,285,979   $ 26,104,806
   Shares issued in reinvestment of
      distributions ...............      43,971        494,455       108,586      1,233,809
   Shares redeemed ................    (386,631)    (4,340,500)     (575,343)    (6,556,290)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........     675,306    $ 7,626,416     1,819,222   $ 20,782,325
                                      ==========   ============   ==========   ============
Year ended February 29, 2008
   Shares sold ....................   1,216,169    $14,058,445     2,439,584   $ 28,638,380
   Shares issued in reinvestment of
      distributions ...............      67,871        782,271       163,843      1,915,428
   Shares redeemed ................    (525,078)    (6,048,414)   (1,034,758)   (12,097,833)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........     758,962    $ 8,792,302     1,568,669   $ 18,455,975
                                      ==========   ============   ==========   ============

                                          FRANKLIN MISSOURI        FRANKLIN NORTH CAROLINA
                                         TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                      -------------------------   --------------------------
                                        SHARES        AMOUNT        SHARES         AMOUNT
                                      ----------   ------------   ----------   -------------
CLASS A SHARES:
Six Months ended August 31, 2008
   Shares sold ....................    7,401,018   $ 88,085,216    9,205,920   $ 109,437,930
   Shares issued in reinvestment of
      distributions ...............      763,857      9,063,224      848,626      10,073,362
   Shares redeemed ................   (3,105,934)   (36,903,987)  (3,669,313)    (43,481,546)
                                      ----------   ------------   ----------   -------------
   Net increase (decrease) ........    5,058,941   $ 60,244,453    6,385,233   $  76,029,746
                                      ==========   ============   ==========   =============
Year ended February 29, 2008
   Shares sold ....................   10,035,056   $121,741,219   15,400,186   $ 186,717,651
   Shares issued in reinvestment of
      distributions ...............    1,361,564     16,488,739    1,435,869      17,397,862
   Shares redeemed ................   (6,893,876)   (83,180,968)  (8,656,340)   (104,656,572)
                                      ----------   ------------   ----------   -------------
   Net increase (decrease) ........    4,502,744   $ 55,048,990    8,179,715   $  99,458,941
                                      ==========   ============   ==========   =============
CLASS C SHARES:
Six Months ended August 31, 2008
   Shares sold ....................    1,174,327   $ 14,074,053    2,489,645   $  29,935,465
   Shares issued in reinvestment of
      distributions ...............       78,220        934,088      132,110       1,585,161
   Shares redeemed ................     (400,239)    (4,784,767)    (735,431)     (8,819,310)
                                      ----------   ------------   ----------   -------------
   Net increase (decrease) ........      852,308   $ 10,223,374    1,886,324   $  22,701,316
                                      ==========   ============   ==========   =============
Year ended February 29, 2008
   Shares sold ....................    1,305,112   $ 15,931,915    2,677,565   $  32,877,531
   Shares issued in reinvestment of
      distributions ...............      136,584      1,664,654      226,645       2,775,254
   Shares redeemed ................     (906,099)   (11,053,668)  (1,631,490)    (19,946,454)
                                      ----------   ------------   ----------   -------------
   Net increase (decrease) ........      535,597   $  6,542,901    1,272,720   $  15,706,331
                                      ==========   ============   ==========   =============


                             Semiannual Report | 159

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                          FRANKLIN VIRGINIA
                                        TAX-FREE INCOME FUND
                                      -------------------------
                                        SHARES        AMOUNT
                                      ----------   ------------
CLASS A SHARES:
Six Months ended August 31, 2008
   Shares sold ....................    6,426,116   $ 73,741,090
   Shares issued in reinvestment of
      distributions ...............      610,490      6,999,360
   Shares redeemed ................   (2,893,841)   (33,210,232)
                                      ----------   ------------
   Net increase (decrease) ........    4,142,765   $ 47,530,218
                                      ==========   ============
Year ended February 29, 2008
   Shares sold ....................    7,803,075   $ 91,110,918
   Shares issued in reinvestment of
      distributions ...............    1,122,045     13,074,013
   Shares redeemed ................   (6,115,479)   (71,231,789)
                                      ----------   ------------
   Net increase (decrease) ........    2,809,641   $ 32,953,142
                                      ==========   ============
CLASS C SHARES:
Six Months ended August 31, 2008
   Shares sold ....................    1,173,354   $ 13,616,860
   Shares issued in reinvestment of
      distributions ...............       72,199        836,715
   Shares redeemed ................     (453,185)    (5,244,332)
                                      ----------   ------------
   Net increase (decrease) ........      792,368   $  9,209,243
                                      ==========   ============
Year ended February 29, 2008
   Shares sold ....................    1,173,322   $ 13,824,750
   Shares issued in reinvestment of
      distributions ...............      122,432      1,441,770
   Shares redeemed ................     (668,286)    (7,873,447)
                                      ----------   ------------
   Net increase (decrease) ........      627,468   $  7,393,073
                                      ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                             160 | Semiannual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
0.625%                Up to and including $100 million
0.500%                Over $100 million, up to and including $250 million
0.450%                Over $250 million, up to and including $7.5 billion
0.440%                Over $7.5 billion, up to and including $10 billion
0.430%                Over $10 billion, up to and including $12.5 billion
0.420%                Over $12.5 billion, up to and including $15 billion
0.400%                Over $15 billion, up to and including $17.5 billion
0.380%                Over $17.5 billion, up to and including $20 billion
0.360%                In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds' shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                                      FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                                                      ALABAMA       FLORIDA       GEORGIA       KENTUCKY
                                                      TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                                                    INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                                    -----------   -----------   -----------   -----------
Reimbursement Plans:
   Class A ......................................       0.10%         0.10%         0.10%        0.10%
Compensation Plans:
   Class B ......................................         --          0.65%           --           --
   Class C ......................................       0.65%         0.65%         0.65%          --


                             Semiannual Report | 161

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

                                                      FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN
                                                     LOUISIANA      MARYLAND      MISSOURI    NORTH CAROLINA
                                                      TAX-FREE      TAX-FREE      TAX-FREE       TAX-FREE
                                                    INCOME FUND   INCOME FUND   INCOME FUND     INCOME FUND
                                                    -----------   -----------   -----------   --------------
Reimbursement Plans:
   Class A ......................................      0.10%          0.10%        0.10%          0.10%
Compensation Plans:
  Class C .......................................      0.65%          0.65%        0.65%          0.65%

                                                      FRANKLIN
                                                      VIRGINIA
                                                      TAX-FREE
                                                    INCOME FUND
                                                    -----------
Reimbursement Plans:
   Class A ......................................      0.10%
Compensation Plans:
   Class C ......................................      0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                      FRANKLIN      FRANKLIN      FRANKLIN
                                                      ALABAMA       FLORIDA       GEORGIA
                                                      TAX-FREE      TAX-FREE      TAX-FREE
                                                    INCOME FUND   INCOME FUND   INCOME FUND
                                                    -----------   -----------   -----------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................     $45,380       $136,675      $87,928
Contingent deferred sales charges retained ......     $ 5,899       $ 29,752      $ 2,568

                                                      FRANKLIN      FRANKLIN      FRANKLIN
                                                      KENTUCKY     LOUISIANA      MARYLAND
                                                      TAX-FREE      TAX-FREE      TAX-FREE
                                                    INCOME FUND   INCOME FUND   INCOME FUND
                                                    -----------   -----------   -----------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................     $48,421       $117,108      $122,597
Contingent deferred sales charges retained ......     $    --       $  5,972      $ 10,170

                                                      FRANKLIN       FRANKLIN        FRANKLIN
                                                      MISSOURI    NORTH CAROLINA     VIRGINIA
                                                      TAX-FREE       TAX-FREE        TAX-FREE
                                                    INCOME FUND     INCOME FUND    INCOME FUND
                                                    -----------   --------------   -----------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................     $222,305        $227,635      $136,614
Contingent deferred sales charges retained ......     $  7,916        $  5,182      $ 11,703


                             162 | Semiannual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the period ended August 31, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                      FRANKLIN      FRANKLIN      FRANKLIN
                                                      ALABAMA       FLORIDA       GEORGIA
                                                      TAX-FREE      TAX-FREE      TAX-FREE
                                                    INCOME FUND   INCOME FUND   INCOME FUND
                                                    -----------   -----------   -----------
Transfer agent fees .............................     $28,621       $135,208      $35,808

                                                      FRANKLIN      FRANKLIN      FRANKLIN
                                                      KENTUCKY      LOUISIANA     MARYLAND
                                                      TAX-FREE      TAX-FREE      TAX-FREE
                                                    INCOME FUND   INCOME FUND   INCOME FUND
                                                    -----------   -----------   -----------
Transfer agent fees .............................     $14,673       $25,564       $67,995

                                                      FRANKLIN       FRANKLIN        FRANKLIN
                                                      MISSOURI    NORTH CAROLINA     VIRGINIA
                                                      TAX-FREE       TAX-FREE        TAX-FREE
                                                    INCOME FUND     INCOME FUND    INCOME FUND
                                                    -----------   --------------   -----------
Transfer agent fees .............................     $89,491        $82,210         $68,039

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At February 29, 2008, the capital loss carryforwards were as follows:

                                                      FRANKLIN     FRANKLIN       FRANKLIN
                                                      ALABAMA       GEORGIA       KENTUCKY
                                                      TAX-FREE      TAX-FREE      TAX-FREE
                                                    INCOME FUND   INCOME FUND   INCOME FUND
                                                    -----------   -----------   -----------
Capital loss carryforwards expiring in:
2009.............................................    $  135,955    $  833,999   $       --
2010.............................................     7,179,861            --      413,791
2011.............................................       804,634            --           --
2012.............................................       195,876       972,862    1,264,854
2013.............................................            --       416,353      253,770
2014.............................................            --        68,078       65,408
2015.............................................            --       125,659           --
2016.............................................            --       414,407      107,105
                                                     ----------    ----------   ----------
                                                     $8,316,326    $2,831,358   $2,104,928
                                                     ==========    ==========   ==========


                             Semiannual Report | 163

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)


                                                     FRANKLIN      FRANKLIN      FRANKLIN
                                                    LOUISIANA      MARYLAND      MISSOURI
                                                     TAX-FREE      TAX-FREE      TAX-FREE
                                                    INCOME FUND   INCOME FUND   INCOME FUND
                                                    -----------   -----------   -----------
Capital loss carryforwards expiring in:
   2009 .........................................    $       --     $    --      $  838,251
   2010 .........................................            --          --              --
   2011 .........................................            --          --         316,094
   2012 .........................................     1,142,711          --       1,619,914
   2013 .........................................       240,220      66,378       1,384,535
   2016 .........................................            --          --         903,941
                                                     ----------     -------      ----------
                                                     $1,382,931     $66,378      $5,062,735
                                                     ==========     =======      ==========


                                                       FRANKLIN        FRANKLIN
                                                    NORTH CAROLINA     VIRGINIA
                                                       TAX-FREE        TAX-FREE
                                                      INCOME FUND    INCOME FUND
                                                    --------------   -----------
Capital loss carryforwards expiring in:
   2009 .........................................     $2,016,299      $  955,005
   2010 .........................................             --       1,188,255
   2012 .........................................        335,790       1,236,561
                                                      ----------      ----------
                                                      $2,352,089      $3,379,821
                                                      ==========      ==========

At August 31, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                      FRANKLIN        FRANKLIN       FRANKLIN
                                                       ALABAMA         FLORIDA        GEORGIA
                                                      TAX-FREE         TAX-FREE      TAX-FREE
                                                     INCOME FUND     INCOME FUND    INCOME FUND
                                                    ------------   --------------  ------------
Cost of investments .............................   $280,071,818   $1,411,926,867  $362,857,599
                                                    ============   ==============  ============
Unrealized appreciation .........................   $  7,820,610   $   61,498,285  $ 10,047,374
Unrealized depreciation .........................     (5,666,639)     (19,383,366)   (5,362,385)
                                                    ------------   --------------  ------------
Net unrealized appreciation (depreciation) ......   $  2,153,971   $   42,114,919  $  4,684,989
                                                    ============   ==============  ============

                                                      FRANKLIN       FRANKLIN       FRANKLIN
                                                      KENTUCKY       LOUISIANA      MARYLAND
                                                      TAX-FREE       TAX-FREE       TAX-FREE
                                                     INCOME FUND    INCOME FUND    INCOME FUND
                                                    ------------   ------------   ------------
Cost of investments .............................   $166,409,166   $313,656,388   $580,267,525
                                                    ============   ============   ============
Unrealized appreciation .........................   $  3,748,467   $  5,027,888   $ 11,176,852
Unrealized depreciation .........................     (3,388,303)    (6,886,435)   (18,824,577)
                                                    ------------   ------------   ------------
Net unrealized appreciation (depreciation) ......   $    360,164   $ (1,858,547)  $ (7,647,725)
                                                    ============   ============   ============


                            164 | Semiannual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                                      FRANKLIN        FRANKLIN        FRANKLIN
                                                      MISSOURI     NORTH CAROLINA     VIRGINIA
                                                      TAX-FREE       TAX-FREE         TAX-FREE
                                                     INCOME FUND    INCOME FUND      INCOME FUND
                                                    ------------   --------------   ------------
Cost of investments .............................   $770,835,972    $925,367,122    $615,829,106
                                                    ============    ============    ============
Unrealized appreciation .........................   $ 19,164,379    $ 16,391,638    $ 15,759,873
Unrealized depreciation .........................    (18,003,838)    (17,542,260)    (10,707,368)
                                                    ------------    ------------    ------------
Net unrealized appreciation (depreciation) ......   $  1,160,541    $ (1,150,622)   $  5,052,505
                                                    ============    ============    ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended August 31, 2008, were as follows:

                                                      FRANKLIN      FRANKLIN       FRANKLIN
                                                      ALABAMA        FLORIDA       GEORGIA
                                                      TAX-FREE      TAX-FREE       TAX-FREE
                                                    INCOME FUND    INCOME FUND   INCOME FUND
                                                    -----------   ------------   -----------
Purchases .......................................   $33,675,543   $ 81,570,949   $49,781,298
Sales ...........................................   $22,296,874   $111,366,689   $ 4,559,890

                                                      FRANKLIN      FRANKLIN       FRANKLIN
                                                      KENTUCKY      LOUISIANA      MARYLAND
                                                      TAX-FREE      TAX-FREE       TAX-FREE
                                                    INCOME FUND    INCOME FUND   INCOME FUND
                                                    -----------   ------------   -----------
Purchases .......................................   $21,581,453   $ 48,301,661   $87,218,564
Sales ...........................................   $10,582,344   $ 15,741,890   $29,955,250

                                                      FRANKLIN        FRANKLIN        FRANKLIN
                                                      MISSOURI     NORTH CAROLINA     VIRGINIA
                                                      TAX-FREE        TAX-FREE        TAX-FREE
                                                     INCOME FUND     INCOME FUND    INCOME FUND
                                                    ------------   --------------   -----------
Purchases .......................................   $134,890,747    $117,408,675    $72,224,635
Sales ...........................................   $ 62,419,269    $  7,174,950    $21,819,658


                            Semiannual Report | 165

Franklin Tax-Free Trust

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state, U.S. territories, and the District of Columbia. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states, U.S. territories, and the District of Columbia.

7. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on March 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At August 31, 2008, all of the Funds' investments in securities carried at fair value were in Level 2 inputs.


                            166 | Semiannual Report

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                            Semiannual Report | 167

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR
BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund(1)

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund(1)
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Opportunities Fund(2)
Franklin Small Cap Growth Fund(3)
Franklin Small-Mid Cap Growth Fund

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(4)
Mutual Shares Fund

BLEND
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Focused Core Equity Fund
Franklin Growth Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton Income Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)


(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(3.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(4.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

10/08                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF2 S2008 10/08






                                    (GRAPHIC)

                                 AUGUST 31, 2008

Franklin Arizona Tax-Free Income Fund
Franklin Colorado Tax-Free Income Fund
Franklin Connecticut Tax-Free Income Fund
Franklin Double Tax-Free Income Fund
Franklin Federal Intermediate-Term Tax-Free Income Fund
Franklin Federal Limited-Term Tax-Free Income Fund
Franklin High Yield Tax-Free Income Fund
Franklin New Jersey Tax-Free Income Fund
Franklin Oregon Tax-Free Income Fund
Franklin Pennsylvania Tax-Free Income Fund

                    SEMIANNUAL REPORT AND SHAREHOLDER LETTER

                                 TAX-FREE INCOME

                             FRANKLIN TAX-FREE TRUST

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

FRANKLIN TEMPLETON INVESTMENTS

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

Contents

CEO'S MESSAGE ............................................................     1

SPECIAL FEATURE:
Understanding Interest Rates .............................................     4

SEMIANNUAL REPORT
Municipal Bond Market Overview ...........................................     8
Investment Strategy and Manager's Discussion .............................    11
Franklin Arizona Tax-Free Income Fund ....................................    12
Franklin Colorado Tax-Free Income Fund ...................................    21
Franklin Connecticut Tax-Free Income Fund ................................    29
Franklin Double Tax-Free Income Fund .....................................    37
Franklin Federal Intermediate-Term Tax-Free Income Fund...................    44
Franklin Federal Limited-Term Tax-Free Income Fund .......................    51
Franklin High Yield Tax-Free Income Fund .................................    57
Franklin New Jersey Tax-Free Income Fund .................................    65
Franklin Oregon Tax-Free Income Fund .....................................    74
Franklin Pennsylvania Tax-Free Income Fund ...............................    81
Financial Highlights and Statements of Investments .......................    89
Financial Statements .....................................................   199
Notes to Financial Statements ............................................   212
Shareholder Information ..................................................   228

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 12, 2008

Dear Shareholder:

The enclosed semiannual report for Franklin Tax-Free Trust covers the six months ended August 31, 2008, but I would like to add some comments on market events that occurred in September and early October. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world has seized up, and the fallout has impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts

Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report
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are eligible for eDelivery.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                     Not part of the semiannual report | 1
to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal Reserve and Treasury Department have moved rapidly to establish new programs for easing money-market pressures and handling troubled financial assets. The outcome of all of these efforts may take a while to be realized, but I believe that the latest actions here and abroad mark a significant turning point.

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often. . . .
For 100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too --
made money in stocks . . . . In this century or the next it's still Buy low, sell high.'"(3)

Sir John knew that these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by fund objective, investment clientele, management brand and geographic region. Diversified positioning helps our firm maintain healthy

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.


                     2 | Not part of the semiannual report
operating margins even when volatile markets reduce assets under management. It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage led Standard & Poor's to recently raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions on the ground remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed semiannual report for Franklin Tax-Free Trust, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the six months ended August 31, 2008. The report contains additional performance data and financial information. Our website, franklintempleton.com, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson

Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 12, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(4.) Source: Standard & Poor's press release, October 6, 2008.


                     Not part of the semiannual report | 3

Special Feature

UNDERSTANDING INTEREST RATES

HAVE YOU EVER WONDERED WHY YOUR TAX-FREE INCOME FUND SHARE PRICE FLUCTUATES? OR WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? AT FRANKLIN TEMPLETON INVESTMENTS, MAXIMIZING TAX-FREE INCOME AND PRESERVING OUR SHAREHOLDERS' CAPITAL ARE OUR TOP PRIORITIES.(1) EVEN SO, CHANGES IN THE ECONOMY AND INTEREST RATES CAN HAVE AN IMPACT ON YOUR FUND'S SHARE PRICE AND DIVIDENDS.

BELOW YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BONDS AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.

Q.   WHAT IS THE DIFFERENCE BETWEEN SHORT- AND LONG-TERM INTEREST RATES?

A. The Federal Reserve Board controls the federal funds target rate (Fed funds rate), which is the rate banks charge other banks for overnight loans. This rate, in turn, influences the market for shorter-term securities. The Fed closely monitors the economy and has the power to raise or lower the Fed funds rate to keep inflation in check or to help stimulate the economy.

     Long-term interest rates, as represented by yields of the 10-year or 30-year Treasury bond, are market driven and tend to move in anticipation of changes in the economy and inflation.

Q. AS A TAX-FREE FUND INVESTOR, SHOULD I PAY MORE ATTENTION TO SHORT- OR LONG-TERM INTEREST RATES?

A. Most Franklin tax-free income fund shareholders may want to keep a closer eye on long-term interest rates. That's because tax-free income fund portfolios comprising municipal bonds with longer maturities are generally more sensitive to changes in long-term interest rates than portfolios with shorter-term municipal bonds.

     In contrast, shareholders of Franklin limited-term tax-free income funds may want to pay more attention to short-term interest rates. These funds, which hold bonds with shorter-term maturities, are typically more influenced by short-term interest rates than funds holding municipal bonds with longer maturities.

(1.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      4 | Not part of the semiannual report

Q.   WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, the strength of the U.S. dollar and the pace of economic growth.

     If the economy slows down, the Fed may lower the Fed funds rate to stimulate economic growth, as we witnessed from September 2007 to April 2008. On the other hand, strong economic growth can lead to inflation. If the Fed becomes concerned about inflation, it may attempt to cool the economy by raising the Fed funds rate, as it did from mid-2004 through mid-2006.

     As illustrated below, it should be noted that short- and long-term interest rates don't necessarily move in tandem. While short-term rates rose substantially from 2004 through 2006, long-term rates, despite some fluctuations, experienced only a slight increase.

INTEREST RATES(2)
10-Year Period Ended June 30, 2008

                               (PERFORMANCE GRAPH)

             FEDERAL FUNDS   10-YEAR U.S.   30-YEAR U.S.
   DATE       TARGET RATE      TREASURY       TREASURY
   ----      -------------   ------------   ------------
6/30/1998        5.50%           5.45%          5.63%
7/31/1998        5.50%           5.49%          5.71%
8/31/1998        5.50%           4.98%          5.27%
9/30/1998        5.25%           4.42%          4.98%
10/31/1998       5.00%           4.61%          5.16%
11/30/1998       4.75%           4.71%          5.06%
12/31/1998       4.75%           4.65%          5.10%
1/31/1999        4.75%           4.65%          5.09%
2/28/1999        4.75%           5.29%          5.58%
3/31/1999        4.75%           5.24%          5.63%
4/30/1999        4.75%           5.35%          5.66%
5/31/1999        4.75%           5.62%          5.83%
6/30/1999        5.00%           5.78%          5.96%
7/31/1999        5.00%           5.90%          6.10%
8/31/1999        5.25%           5.97%          6.06%
9/30/1999        5.25%           5.88%          6.05%
10/31/1999       5.25%           6.02%          6.16%
11/30/1999       5.50%           6.19%          6.29%
12/31/1999       5.50%           6.44%          6.48%
1/31/2000        5.50%           6.67%          6.49%
2/29/2000        5.75%           6.41%          6.14%
3/31/2000        6.00%           6.00%          5.83%
4/30/2000        6.00%           6.21%          5.96%
5/31/2000        6.50%           6.27%          6.01%
6/30/2000        6.50%           6.03%          5.90%
7/31/2000        6.50%           6.03%          5.78%
8/31/2000        6.50%           5.73%          5.67%
9/30/2000        6.50%           5.80%          5.89%
10/31/2000       6.50%           5.75%          5.79%
11/30/2000       6.50%           5.47%          5.61%
12/31/2000       6.50%           5.11%          5.46%
1/31/2001        5.50%           5.11%          5.50%
2/28/2001        5.50%           4.90%          5.31%
3/31/2001        5.00%           4.92%          5.44%
4/30/2001        4.50%           5.34%          5.79%
5/31/2001        4.00%           5.38%          5.75%
6/30/2001        3.75%           5.41%          5.76%
7/31/2001        3.75%           5.05%          5.52%
8/31/2001        3.50%           4.83%          5.37%
9/30/2001        3.00%           4.59%          5.42%
10/31/2001       2.50%           4.23%          4.87%
11/30/2001       2.00%           4.75%          5.29%
12/31/2001       1.75%           5.05%          5.47%
1/31/2002        1.75%           5.03%          5.43%
2/28/2002        1.75%           4.88%          5.42%
3/31/2002        1.75%           5.40%          5.80%
4/30/2002        1.75%           5.09%          5.59%
5/31/2002        1.75%           5.05%          5.62%
6/30/2002        1.75%           4.80%          5.51%
7/31/2002        1.75%           4.46%          5.30%
8/31/2002        1.75%           4.14%          4.93%
9/30/2002        1.75%           3.60%          4.67%
10/31/2002       1.75%           3.89%          4.99%
11/30/2002       1.25%           4.21%          5.04%
12/31/2002       1.25%           3.82%          4.78%
1/31/2003        1.25%           3.96%          4.84%
2/28/2003        1.25%           3.69%          4.67%
3/31/2003        1.25%           3.80%          4.82%
4/30/2003        1.25%           3.84%          4.77%
5/31/2003        1.25%           3.37%          4.38%
6/30/2003        1.00%           3.52%          4.56%
7/31/2003        1.00%           4.41%          5.36%
8/31/2003        1.00%           4.47%          5.22%
9/30/2003        1.00%           3.94%          4.88%
10/31/2003       1.00%           4.30%          5.13%
11/30/2003       1.00%           4.33%          5.13%
12/31/2003       1.00%           4.25%          5.07%
1/31/2004        1.00%           4.13%          4.96%
2/29/2004        1.00%           3.97%          4.84%
3/31/2004        1.00%           3.84%          4.77%
4/30/2004        1.00%           4.51%          5.29%
5/31/2004        1.00%           4.65%          5.35%
6/30/2004        1.25%           4.58%          5.29%
7/31/2004        1.25%           4.48%          5.20%
8/31/2004        1.50%           4.12%          4.93%
9/30/2004        1.75%           4.12%          4.89%
10/31/2004       1.75%           4.03%          4.79%
11/30/2004       2.00%           4.35%          5.00%
12/31/2004       2.25%           4.22%          4.83%
1/31/2005        2.25%           4.13%          4.59%
2/28/2005        2.50%           4.38%          4.72%
3/31/2005        2.75%           4.48%          4.76%
4/30/2005        2.75%           4.20%          4.51%
5/31/2005        3.00%           3.98%          4.32%
6/30/2005        3.25%           3.92%          4.19%
7/31/2005        3.25%           4.28%          4.47%
8/31/2005        3.50%           4.02%          4.26%
9/30/2005        3.75%           4.33%          4.57%
10/31/2005       3.75%           4.55%          4.76%
11/30/2005       4.00%           4.49%          4.69%
12/31/2005       4.25%           4.39%          4.54%
1/31/2006        4.50%           4.52%          4.68%
2/28/2006        4.50%           4.55%          4.51%
3/31/2006        4.75%           4.85%          4.89%
4/30/2006        4.75%           5.05%          5.16%
5/31/2006        5.00%           5.12%          5.23%
6/30/2006        5.25%           5.14%          5.19%
7/31/2006        5.25%           4.98%          5.07%
8/31/2006        5.25%           4.73%          4.88%
9/30/2006        5.25%           4.63%          4.76%
10/31/2006       5.25%           4.60%          4.72%
11/30/2006       5.25%           4.46%          4.56%
12/31/2006       5.25%           4.70%          4.81%
1/31/2007        5.25%           4.81%          4.91%
2/28/2007        5.25%           4.57%          4.68%
3/31/2007        5.25%           4.65%          4.84%
4/30/2007        5.25%           4.62%          4.81%
5/31/2007        5.25%           4.89%          5.01%
6/30/2007        5.25%           5.03%          5.13%
7/31/2007        5.25%           4.74%          4.90%
8/31/2007        5.25%           4.53%          4.82%
9/30/2007        4.75%           4.59%          4.84%
10/31/2007       4.50%           4.47%          4.75%
11/30/2007       4.50%           3.94%          4.38%
12/31/2007       4.25%           4.03%          4.45%
1/31/2008        3.00%           3.60%          4.32%
2/29/2008        3.00%           3.51%          4.40%
3/31/2008        2.25%           3.41%          4.29%
4/30/2008        2.00%           3.73%          4.47%
5/31/2008        2.00%           4.06%          4.72%
6/30/2008        2.00%           3.97%          4.53%

(2.) Sources: Federal Reserve and Bloomberg, as of 6/30/08.


                      Not part of the semiannual report | 5

Q.   HOW DO CHANGES IN INTEREST RATES AFFECT BOND PRICES?

A. Typically, bond prices, and thus a tax-free income fund's share price, move in the opposite direction of interest rates. When rates go up, newly issued bonds come to market with higher yields than existing bonds. The newly issued bonds become more attractive than comparable existing bonds with lower yields, so investors who want to sell their existing bonds have to reduce their prices to make them equally attractive. So when interest rates rise, bond prices fall and, conversely, when rates decline, bond prices tend to rise in value.

                                    (GRAPHIC)

Q.   HOW DO INTEREST RATE CHANGES AFFECT MY TAX-FREE INCOME FUND'S TOTAL RETURN?

A. Total return includes price movement (capital appreciation or depreciation) and income. While interest rate changes will cause tax-free income fund prices to fluctuate, it's important to remember that as a tax-free income fund shareholder, you also receive monthly tax-free income.(1) Historically, income has contributed the largest component of total return for municipal bonds.(3) And since bonds generally pay interest whether their prices move up or down, the interest from municipal bonds can help cushion a fund's overall total return, especially when rates are rising.

Q.   HOW DO INTEREST RATES AFFECT MY TAX-FREE DIVIDENDS?

A. When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower-yielding bonds to reduce the amount of interest they pay on the debt. As funds then have to reinvest proceeds from the called bonds into new, lower-yielding bonds, their investment earnings decline, and the dividends paid out to shareholders also decline over time.


                      6 | Not part of the semiannual report

     Higher interest rates may lead to higher dividends. When interest rates rise, fewer bonds are called and fund managers may have the opportunity to invest in new, higher-yielding bonds. As a result, the funds' investment earnings can increase, and they may be able to pay out higher dividends to shareholders over time.

Q. WHAT IS THE BENEFIT OF FRANKLIN'S INVESTMENT APPROACH WHEN INTEREST RATES ARE VOLATILE?

A. Since 1977, Franklin has consistently adhered to a strategy of investing for high, current, tax-free income.(1)

     We carefully select bonds for our fund portfolios that we believe should provide a high level of stable income over the long term. Over time, as we invest in different interest rate climates, the portfolios become well diversified with a broad range of securities. As a result, we own many older securities with higher coupons, which are generally less sensitive to interest rate movements and help to provide stability to our portfolios.

     Our straightforward, "plain-vanilla" approach to investing means we don't try to time the market or predict interest rate movements. Similarly, we don't use leverage or invest in speculative derivatives or futures, which could increase the level of risk for our fund portfolios, especially when interest rates are volatile.

     Our investment strategy cannot eliminate interest rate risk, but it may help to reduce this risk.

Q.   WHAT ARE THE KEY BENEFITS OF INVESTING IN TAX-FREE INCOME FUNDS?

A. The key reasons to own tax-free income funds don't change with market conditions. For long-term investors seeking monthly, tax-free income and portfolio diversification, we believe tax-free income funds are an attractive investment option. At Franklin, we will continue to serve our shareholders by seeking to provide a high level of tax-free income consistent with prudent investment management and the preservation of shareholders' capital.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)


                      Not part of the semiannual report | 7

Semiannual Report

Municipal Bond Market Overview

The six-month period ended August 31, 2008, was mixed for municipal bonds as all financial markets felt the impact of subprime loan defaults. Many major financial institutions tightened credit and reassessed the risk of their direct and indirect exposure to subprime loans. A lack of liquidity across most markets during the reporting period contributed to an increase in overall instability and declining values in most asset classes. However, the municipal bond asset class ended the reporting period with positive returns as investors found attractive opportunities in the tax-free sector.

The municipal bond insurance industry faced particular difficulties. Rising levels of subprime mortgage defaults during the reporting period, combined with the bond insurers' exposure to subprime mortgages, prompted the three major independent credit rating agencies, Standard & Poor's (S&P), Moody's Investors Service and Fitch Ratings, to undertake in-depth evaluations of the bond insurance companies. During this reporting period, the rating agencies reassessed the viability of the insurance companies based on their concerns of impaired financial flexibility, increased stress loss projections given the insurers' mortgage-related risk exposure, and constrained new business prospects. As a result of their analyses, the rating agencies downgraded several municipal bond insurers and lowered the outlook for some to negative. At period-end, only three bond insurance companies, FSA, Assured Guaranty and new municipal bond insurer BHAC (Berkshire Hathaway Assurance Corp.), maintained AAA ratings by Moody's and S&P.

Illiquidity plagued the financial markets as they felt the impact of the perceived weakness in the bond insurance industry. As the stronger insurance companies emerged, the market absorbed the issuance of the debt enhanced by AAA insurance. The performance of insured bonds generally improved during the six months under review as evidenced by the +5.67% return of the Lehman Brothers Insured Municipal Bond Index compared with the +5.12% return of the Lehman Brothers Municipal Bond Index.(1)

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Lehman Brothers Insured Municipal Bond Index is composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                              8 | Semiannual Report

Investors should be aware that insurance companies insure municipal bonds that tend to be of very high quality. Many municipal bond issuers use insurance to appeal to a wider audience of potential buyers. The majority of issuers whose bonds are insured carry underlying (i.e., prior to insurance) ratings of A or better, and the historical average default rate for such bonds is less than 1%.(2) Ultimately, the underlying credit quality of state and local governments and their agencies supports the municipal market, and the underlying credit quality of an insured bond is not affected by an insurance company's credit quality.

Bond insurers' problems pressured the short-term municipal market at the beginning of 2008. Money market funds began to eliminate holdings of variable rate debt with credit providers they deemed to be at risk of downgrade. This caused dealers to boost yields substantially on some variable rate demand notes, hoping to entice buyers to hold them rather than put them back to the remarketing agents who were already struggling with too much inventory on their balance sheets. Within a few weeks, this lack of liquidity disrupted the auction rate securities (ARS) market as well. Inventory in the ARS market, primarily for those with insurance backing, increased dramatically. Auctions have failed due to dealers' liquidity constraints. It is important to note that this was a supply and demand imbalance, not a question of credit quality.

Over the six-month reporting period, municipal bond market returns improved as a mix of individuals and institutional investors absorbed the new issuance. Many investors uncovered opportunities as municipalities were required to provide additional compensation for taking on risk, leading to wider spreads for credit-driven securities. The uncertainty regarding the impact of problems associated with subprime securities drove global investors to the relative safety of U.S. Treasuries; however, optimism shifted their focus to other asset classes. For the six-month period ended August 31, 2008, the Lehman Brothers Municipal Bond Index had a +5.12% total return compared with the +0.23% return of the Lehman Brothers U.S. Treasury Index.(3)

On August 31, 2008, two-year, 10-year and 30-year Treasury yields were 2.36%, 3.83% and 4.43%, respectively. The yields on two-year, 10-year and 30-year Treasuries rose 71, 30 and three basis points (100 basis points equal

(2.) Sources: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2007," RATINGS DIRECT, 5/3/07; Moody's Investors Service, March 2007.

(3.) Source: (C) 2008 Morningstar. See footnote 1 for a description of the
     Lehman Brothers Municipal Bond Index. The Lehman Brothers U.S. Treasury Index is the U.S. Treasury component of the U.S. Government index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.


                              Semiannual Report | 9
one percentage point), respectively, over the period. The uncertainty of the municipal insurers' financial strength resulted in yield spikes during the reporting period; however, across the municipal AAA curve, yields generally declined. At period-end, the 30-year high grade municipal bond yield continued to exceed the comparable Treasury yield, which is highly unusual.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF AUGUST 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                             10 | Semiannual Report

Investment Strategy and Manager's Discussion

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, each Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to under-performance in adverse markets. We generally stay fully invested to maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored the use of longer-term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features for the long-term funds, 10 to 15 years for the intermediate-term fund, and five years or less for the limited-term fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 11

Franklin Arizona Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Arizona Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Arizona personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Arizona Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/08**

                                   (PIE CHART)

AAA ...............    9.8%
AA ................   53.9%
A .................   10.3%
BBB ...............   18.5%
Not Rated by S&P ..    7.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
----------   -------   --------
AAA or Aaa    0.5%       1.9%
A             1.4%        --
BBB or Baa    3.7%        --
              ---        ---
Total         5.6%       1.9%

We are pleased to bring you Franklin Arizona Tax-Free Income Fund's semiannual report for the period ended August 31, 2008.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $10.30 on February 29, 2008, to $10.61 on August 31, 2008. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 93.


                             12 | Semiannual Report

DIVIDEND DISTRIBUTIONS*

Franklin Arizona Tax-Free Income Fund

                              DIVIDEND PER SHARE
         ------------------------------------------------------
MONTH      CLASS A      CLASS B      CLASS C    ADVISOR CLASS**
------   ----------   ----------   ----------   ---------------
March    3.89 cents   3.38 cents   3.38 cents        --
April    3.89 cents   3.38 cents   3.38 cents        --
May      3.89 cents   3.38 cents   3.38 cents        --
June     3.89 cents   3.40 cents   3.41 cents        --
July     3.89 cents   3.40 cents   3.41 cents      2.56 cents
August   3.89 cents   3.40 cents   3.41 cents      3.98 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/1/08, the Fund began offering Advisor Class shares. Please see the prospectus for details.

Class A shares paid dividends totaling 23.30 cents per share for the same period.(2) The Performance Summary beginning on page 16 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.21% based on an annualization of the current 3.89 cent per share dividend and the maximum offering price of $11.08 on August 31, 2008. An investor in the 2008 maximum combined effective federal and Arizona personal income tax bracket of 37.95% would need to earn a distribution rate of 6.78% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

STATE UPDATE

As one of the country's fastest-growing states in terms of population, Arizona has expanded and diversified away from its former dependence on natural resources, driven by strength in the high technology, retail trade, tourism, and professional and business services sectors. However, labor force growth has cooled due to the weak national economy and housing sector downturn. With the housing slump taking its toll, the state's construction industry employment, which experienced double-digit growth rates during the housing boom, contracted significantly in 2007 and thus far in 2008 as housing demand waned. Still, unemployment remained relatively low, and at 5.6% in August 2008 was

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             Semiannual Report | 13

PORTFOLIO BREAKDOWN
Franklin Arizona Tax-Free Income Fund 8/31/08

                                             % OF TOTAL
                                        LONG-TERM INVESTMENTS*
                                        ----------------------
Prerefunded                                      27.1%
Utilities                                        17.4%
Hospital & Health Care                           17.1%
Higher Education                                 10.2%
Other Revenue                                     7.6%
General Obligation                                6.3%
Subject to Government Appropriations              5.0%

Tax-Supported                                     4.4%
Transportation                                    3.9%
Housing                                           1.0%

*    Does not include short-term investments and other net assets.

below the 6.1% U.S. jobless rate.(3) Per-capita income has improved over the past few years but remained below average at 87% of the national median.(4)

Like most states, there was no recovery in sight for Arizona's housing market, and the credit crunch and financial market turmoil over the past year has strained state revenues. Buildup of reserves during times of growth has helped shore up the state's financial position and somewhat offset the deleterious effects of the current economic downturn and widening budget gap. The executive budget office revised its fiscal year 2008 and 2009 revenue forecasts downward primarily due to lower-than-expected income tax and sales tax collections. Aside from revenue shortfalls, the resulting budget deficit is also partially attributable to higher-than-expected education, health and human services costs, pressures inherent to high population growth states such as Arizona. The fiscal year 2008 and 2009 budget gaps are forecast at $1.2 billion (11% of budget) and $1.7 billion (16% of budget).(5) In light of declining revenues, governor Napolitano's proposed budget reduction measures included cutting expenses across state agencies, deferral of capital-outlay projects, new revenue generation initiatives, transfers from the budget stabilization fund, and replacement of school capital projects with debt financing.

Arizona, in accordance with its state constitution, cannot issue general obligation (GO) bonds. In lieu of GO bonds, the state has historically issued sales tax, gas tax and appropriation-backed debt designated primarily for highway projects and school facility needs. As a result, Arizonans had a relatively low tax-supported debt burden of $594 per capita compared with the national median of $787.(4) Debt as a percentage of personal income stood at 2.0%, compared with the 50-state median of 2.4%.(4) Independent credit rating agency Standard & Poor's (S&P) deemed Arizona's financial management practices as sound. Thus, S&P assigned the state an AA issuer credit rating with a stable outlook.(6) The rating and outlook reflected the state's diverse economy with continued population growth, a well-established revenue-estimating process and below-average debt burden.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Moody's Investors Service, "New Issue: Arizona (State of),"
     3/26/08.

(5.) Source: Standard & Poor's, "Research: A Weak Economy Will Tax U.S. States'
     2009 Budgets," RATINGS DIRECT, 3/25/08.

(6.) This does not indicate S&P's rating of the Fund.


                             14 | Semiannual Report

Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 15

Performance Summary as of 8/31/08

FRANKLIN ARIZONA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FTAZX)                    CHANGE   8/31/08   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.31    $10.61    $10.30
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2330

CLASS B (SYMBOL: FBAZX)                    CHANGE   8/31/08   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.31    $10.67    $10.36
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2032

CLASS C (SYMBOL: FAZIX)                    CHANGE   8/31/08   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.32    $10.73    $10.41
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2034

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   8/31/08    7/1/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      -$0.03    $10.61    $10.64
DISTRIBUTIONS (7/1/08-8/31/08)
Dividend Income                  $0.0773


                             16 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                      6-MONTH           1-YEAR   5-YEAR         10-YEAR
------------------------------------------   -------           ------   ------   ------------------
Cumulative Total Return(1)                    +5.28%           +2.78%   +23.91%        +50.08%
Average Annual Total Return(2)                +0.78%           -1.61%    +3.48%         +3.69%
Avg. Ann. Total Return (9/30/08)(3)                            -8.27%    +1.72%         +2.99%
   Distribution Rate(4)                                4.21%
   Taxable Equivalent Distribution Rate(5)             6.78%
   30-Day Standardized Yield(6)                        3.77%
   Taxable Equivalent Yield(5)                         6.08%
   Total Annual Operating Expenses(7)                  0.63%

CLASS B                                      6-MONTH           1-YEAR   5-YEAR   INCEPTION (2/1/00)
------------------------------------------   -------           ------   ------   ------------------
Cumulative Total Return(1)                    +4.96%           +2.20%   +20.54%        +49.00%
Average Annual Total Return(2)                +0.96%           -1.74%    +3.46%         +4.76%
Avg. Ann. Total Return (9/30/08)(3)                            -8.49%    +1.72%         +4.03%
   Distribution Rate(4)                                3.85%
   Taxable Equivalent Distribution Rate(5)             6.20%
   30-Day Standardized Yield(6)                        3.39%
   Taxable Equivalent Yield(5)                         5.46%
   Total Annual Operating Expenses(7)                  1.18%

CLASS C                                      6-MONTH           1-YEAR   5-YEAR         10-YEAR
------------------------------------------   -------           ------   ------   ------------------
Cumulative Total Return(1)                    +5.03%           +2.28%   +20.65%        +42.22%
Average Annual Total Return(2)                +4.03%           +1.30%    +3.83%         +3.58%
Avg. Ann. Total Return (9/30/08)(3)                            -5.72%    +2.06%         +2.87%
   Distribution Rate(4)                                3.80%
   Taxable Equivalent Distribution Rate(5)             6.12%
   30-Day Standardized Yield(6)                        3.39%
   Taxable Equivalent Yield(5)                         5.46%
   Total Annual Operating Expenses(7)                  1.18%

ADVISOR CLASS(8)                             6-MONTH           1-YEAR   5-YEAR         10-YEAR
------------------------------------------   -------           ------   ------   ------------------
Cumulative Total Return(1)                    +5.29%           +2.79%   +23.93%        +50.11%
Average Annual Total Return(2)                +5.29%           +2.79%    +4.38%         +4.15%
Avg. Ann. Total Return (9/30/08)(3)                            -4.20%    +2.62%         +3.44%
   Distribution Rate(4)                                4.49%
   Taxable Equivalent Distribution Rate(5)             7.24%
   30-Day Standardized Yield(6)                        4.04%
   Taxable Equivalent Yield(5)                         6.51%
   Total Annual Operating Expenses(7)                  0.53%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 17

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 8/31/08.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and Arizona personal income tax rate of 37.95%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative total return of Advisor Class shares was +0.45%.


                             18 | Semiannual Report

Your Fund's Expenses

FRANKLIN ARIZONA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 19

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/08      VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,052.80              $3.21
Hypothetical (5% return before expenses)         $1,000           $1,022.08              $3.16

CLASS B
Actual                                           $1,000           $1,049.60              $6.04
Hypothetical (5% return before expenses)         $1,000           $1,019.31              $5.96

CLASS C
Actual                                           $1,000           $1,050.30              $6.05
Hypothetical (5% return before expenses)         $1,000           $1,019.31              $5.96

ADVISOR CLASS
Actual (7/1/08-8/31/08)                          $1,000           $1,004.50              $0.89
Hypothetical (5% return before expenses)         $1,000           $1,022.58              $2.65

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.62%; B: 1.17%; C: 1.17%; and Advisor:
     0.52%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical for all share classes; Actual for Classes A, B and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 62/365 to reflect the number of days since the class's inception.


                             20 | Semiannual Report

Franklin Colorado Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Colorado Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Colorado personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Colorado Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/08**

                                   (PIE CHART)

AAA ...............   19.7%
AA ................   34.3%
A .................   11.2%
BBB ...............   14.6%
Not Rated by S&P ..   20.2%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 2.2%      0.2%
AA or Aa                  10.5%      0.1%
A                          5.1%       --
BBB or Baa                 1.2%      0.7%
Below Investment Grade      --       0.2%
                          ----       ---
Total                     19.0%      1.2%

We are pleased to bring you Franklin Colorado Tax-Free Income Fund's semiannual report for the period ended August 31, 2008.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 101.


                             Semiannual Report | 21

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

DIVIDEND DISTRIBUTIONS*

Franklin Colorado Tax-Free Income Fund

           DIVIDEND PER SHARE
         -----------------------
MONTH     CLASS A      CLASS C
-----    ----------   ----------
March    4.24 cents   3.68 cents
April    4.24 cents   3.68 cents
May      4.24 cents   3.68 cents
June     4.24 cents   3.71 cents
July     4.24 cents   3.71 cents
August   4.24 cents   3.71 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.14 on February 29, 2008, to $11.49 on August 31, 2008. The Fund's Class A shares paid dividends totaling 25.41 cents per share for the same period.(2) The Performance Summary beginning on page 25 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.29% based on an annualization of the current 4.29 cent per share dividend and the maximum offering price of $12.00 on August 31, 2008. An investor in the 2008 maximum combined effective federal and Colorado personal income tax bracket of 38.01% would need to earn a distribution rate of 6.92% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Colorado has a diverse economy, with above-average income levels and an increasingly high concentration of intellectual capital. The state had a slow rebound from the 2002 recession that contributed to a significant decline in the high-technology and telecommunications industries, which, combined with tax cuts, weakened state revenues. Since then, the state's economic performance has slowed in tandem with the national economic downturn. Broad-based employment gains in recent years occurred in financial services,

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             22 | Semiannual Report
health care, education, leisure, hospitality and construction, though construction activity and employment have waned in light of depressed housing and real estate markets stemming from the year-old credit crisis. Lately, however, Colorado has also emerged as a major player in the developing New Energy Economy, which includes wind and solar. Efforts led by Governor Bill Ritter have attracted international clean energy companies and further expanded the employment base, while the fiscal year 2009 budget included funding to further advance energy efficiency and renewable energy projects throughout the state. At period-end, Colorado's unemployment rate was 5.4%, compared with the 6.1% national rate.(3)

Colorado has experienced improved general fund balances as a result of enhanced revenue growth since the passage of Referendum C, which modified the state's existing Taxpayer Bill of Rights (TABOR) constitutional revenue cap through 2010. Referendum C had the effect of raising revenues that can be kept in the general fund instead of being returned to taxpayers. Revenue growth has slowed in the current fiscal year, however, to 3.7% projected for fiscal year 2009, down from 8.3% in fiscal year 2007 and 4.2% in fiscal year 2008.(4) Still, this pace of revenue growth supports the 6% increase in appropriations along with transfers to the Highway Users Tax Fund as well as modest projected surplus reserves.(4)

Colorado has very low debt levels due to a constitutional prohibition on long-term general obligation debt issuance. State tax-supported debt, consisting entirely of general fund lease obligations, was about $315 per capita.(5) However, significant transportation needs and deferred capital maintenance funding during the state's budget difficulties may increase the state's interest in issuing additional lease obligation financing. Standard & Poor's, an independent credit rating agency, assigned Colorado an issuer credit rating of AA with a stable outlook.(6) The rating and outlook reflected the state's balanced operations aided by sound financial management practices and the effects of Referendum C's passage.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

PORTFOLIO BREAKDOWN

Franklin Colorado Tax-Free Income Fund 8/31/08

                                        % OF TOTAL
                                        LONG-TERM
                                       INVESTMENTS*
                                       ------------
Prerefunded                                23.9%
Utilities                                  20.4%
Hospital & Health Care                     18.3%
Tax-Supported                               9.8%
Higher Education                            8.1%
General Obligation                          7.0%
Subject to Government Appropriations        5.5%
Transportation                              3.3%
Housing                                     2.0%
Other Revenue                               1.1%
Corporate-Backed                            0.6%

*    Does not include short-term investments and other net assets.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "Research: A Weak Economy Will Tax U.S. States'
     2009 Budgets," RATINGS DIRECT, 3/25/08.

(5.) Source: Moody's Investors Service, "2008 State Debt Medians," U.S. PUBLIC
     FINANCE, March 2008.

(6.) This does not indicate Standard & Poor's rating of the Fund.


                             Semiannual Report | 23

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             24 | Semiannual Report

Performance Summary as of 8/31/08

FRANKLIN COLORADO TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRCOX)                    CHANGE   8/31/08   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.35    $11.49    $11.14
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2541

CLASS C (SYMBOL: FCOIX)                    CHANGE   8/31/08   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.36    $11.58    $11.22
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2216

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
------------------------------------------   -------          ------   ------   -------
Cumulative Total Return(1)                    +5.43%          +2.61%   +22.54%  +51.78%
Average Annual Total Return(2)                +0.99%          -1.76%    +3.25%   +3.81%
Avg. Ann. Total Return (9/30/08)(3)                           -9.03%    +1.44%   +3.07%
   Distribution Rate(4)                                4.29%
   Taxable Equivalent Distribution Rate(5)             6.92%
   30-Day Standardized Yield(6)                        3.80%
   Taxable Equivalent Yield(5)                         6.13%
   Total Annual Operating Expenses(7)                  0.67%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
------------------------------------------   -------          ------   ------   -------
Cumulative Total Return(1)                    +5.19%          +2.03%   +19.14%  +43.66%
Average Annual Total Return(2)                +4.19%          +1.05%    +3.56%   +3.69%
Avg. Ann. Total Return (9/30/08)(3)                           -6.35%    +1.77%   +2.95%
   Distribution Rate(4)                                3.90%
   Taxable Equivalent Distribution Rate(5)             6.29%
   30-Day Standardized Yield(6)                        3.48%
   Taxable Equivalent Yield(5)                         5.61%
   Total Annual Operating Expenses(7)                  1.22%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 25

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/08.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and Colorado personal income tax rate of 38.01%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             26 | Semiannual Report

Your Fund's Expenses

FRANKLIN COLORADO TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 27

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 3/1/08       VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,054.30              $3.37
Hypothetical (5% return before expenses)         $1,000           $1,021.93              $3.31
CLASS C
Actual                                           $1,000           $1,051.90              $6.21
Hypothetical (5% return before expenses)         $1,000           $1,019.16              $6.11

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65% and C: 1.20%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             28 | Semiannual Report

Franklin Connecticut Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Connecticut Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Connecticut personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Connecticut Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/08**

                                  (PIE CHART)

AAA ..................................   23.8%
AA ...................................   38.7%
A ....................................    4.8%
BBB ..................................   25.7%
Not Rated by S&P .....................    7.0%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 1.2%       --
AA or Aa                   2.2%       --
A                          2.4%       --
BBB or Baa                  --       0.2%
Below Investment Grade     1.0%       --
                           ---       ---
Total                      6.8%      0.2%

We are pleased to bring you Franklin Connecticut Tax-Free Income Fund's semiannual report for the period ended August 31, 2008.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 108.


                             Semiannual Report | 29

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

DIVIDEND DISTRIBUTIONS*
Franklin Connecticut Tax-Free Income Fund

            DIVIDEND PER SHARE
         ------------------------
MONTH      CLASS A      CLASS C
-----    ----------   -----------
March    3.78 cents   3.26 cents
April    3.78 cents   3.26 cents
May      3.78 cents   3.26 cents
June     3.78 cents   3.29 cents
July     3.78 cents   3.29 cents
August   3.78 cents   3.29 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.39 on February 29, 2008, to $10.70 on August 31, 2008. The Fund's Class A shares paid dividends totaling 22.67 cents per share for the same period.(2) The Performance Summary beginning on page 33 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.01% based on an annualization of the current 3.73 cent per share dividend and the maximum offering price of $11.17 on August 31, 2008. An investor in the 2008 maximum combined effective federal and Connecticut personal income tax bracket of 38.25% would need to earn a distribution rate of 6.49% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Connecticut's job growth trended up during the past couple of years; however, in 2008 state employment and income growth have slowed along with the national economic downturn. Personal income growth is projected to grow by 3.6% in the current fiscal year, down from 6.3% and 4.5% in fiscal years 2007 and 2008.(3) The state's manufacturing sector experienced declines, which were offset by job gains in the services sector. During the six-month period

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Standard & Poor's, "Research: A Weak Economy Will Tax U.S. States'
     2009 Budgets," RATINGS DIRECT, 3/25/08.


                             30 | Semiannual Report

Connecticut's unemployment rate jumped from 5.0% to 6.5% through August 2008, ending higher than the 6.1% national level.(4) Although the high-end home market deteriorated due to recent job losses in the financial sector, Connecticut's housing market so far has not weakened to the extent seen in some parts of the country. The state's construction sector held up well last year, gaining jobs at a rate of 2.1% while the national pace dropped 1%.(5)

More conservative personal income tax growth of 5.4% is projected for the current fiscal year after expanding at a healthy 10.7% in fiscal year 2008, while growth in sales and corporate taxes are projected at 2.5% and 3.3%.(3) Connecticut's general fund ended fiscal year 2007 with a $269.2 million surplus.(6) This helped the budget reserve balance improve to $1.38 billion, its highest level ever.(6) The state projected a $174 million general fund surplus for fiscal year 2008, but this projection has been slowly eroding on a month-to-month basis due to the effects of weakening corporate, estate and real estate conveyance taxes as the national economy unwinds.(5)

As a frequent borrower, the state had net tax-supported debt of about 7.3% of total state personal income, and debt per capita of $3,698.(5) These ratios ranked fourth and second in the nation, respectively, based on 2008 50-state medians.(5) Connecticut's already substantial fixed costs, reflecting a heavy debt load and large underfunded pension expenses, will be even higher. Connecticut's debt ratios are among the highest in the nation, but when measured against strong wealth levels, they are not so onerous. The state's aggressive debt retirement also mitigates the high debt burden.

Standard & Poor's, an independent credit rating agency, assigned Connecticut's general obligation bonds a rating of AA with a stable outlook.(7) The rating and outlook reflected the state's significant progress in bringing revenues and expenditures into better balance, resulting in rising reserve levels; very high inherent wealth and income levels; and a stable economy, which is exhibiting job growth and a corresponding rise in certain state tax receipts (personal income and sales taxes).

PORTFOLIO BREAKDOWN
Franklin Connecticut Tax-Free Income Fund 8/31/08

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Higher Education                                22.1%
Prerefunded                                     20.8%
Utilities                                       17.6%
Other Revenue                                   13.3%
Hospital & Health Care                          12.5%
General Obligation                               6.3%
Housing                                          3.5%
Tax-Supported                                    1.2%
Corporate-Backed                                 1.1%
Subject to Government Appropriations             0.8%
Transportation                                   0.8%

*    Does not include short-term investments and other net assets.

(4.) Source: Bureau of Labor Statistics.

(5.) Source: Moody's Investors Service, "High Profile New Issue: Connecticut
     (State of)," 4/10/08.

(6.) Source: Standard & Poor's, "Research: Connecticut's Bonds Rated 'AA' On
     Stable Economy, Rising Reserve Levels," RATINGSDIRECT, 3/28/08.

(7.) This does not indicate Standard & Poor's rating of the Fund.


                             Semiannual Report | 31

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             32 | Semiannual Report

Performance Summary as of 8/31/08

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FXCTX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.31    $10.70    $10.39
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2267

CLASS C (SYMBOL: FCTIX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.32    $10.76    $10.44
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.1964

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +5.18%          +3.39%   +24.01%  +50.56%
Average Annual Total Return(2)                +0.72%          -1.01%    +3.50%   +3.73%
Avg. Ann. Total Return (9/30/08)(3)                           -7.22%    +1.96%   +3.11%
   Distribution Rate(4)                                4.01%
   Taxable Equivalent Distribution Rate(5)             6.49%
   30-Day Standardized Yield(6)                        3.67%
   Taxable Equivalent Yield(5)                         5.94%
   Total Annual Operating Expenses(7)                  0.69%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +4.95%          +2.81%   +20.74%  +42.63%
Average Annual Total Return(2)                +3.95%          +1.82%    +3.84%   +3.61%
Avg. Ann. Total Return (9/30/08)(3)                           -4.59%    +2.28%   +2.99%
   Distribution Rate(4)                                3.61%
   Taxable Equivalent Distribution Rate(5)             5.85%
   30-Day Standardized Yield(6)                        3.27%
   Taxable Equivalent Yield(5)                         5.30%
   Total Annual Operating Expenses(7)                  1.24%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 33

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/08.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and Connecticut personal income tax rate of 38.25%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             34 | Semiannual Report

Your Fund's Expenses

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 35

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/08      VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,051.80              $3.47
Hypothetical (5% return before expenses)         $1,000           $1,021.83              $3.41

CLASS C
Actual                                           $1,000           $1,049.50              $6.30
Hypothetical (5% return before expenses)         $1,000           $1,019.06              $6.21

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67% and C: 1.22%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             36 | Semiannual Report

Franklin Double Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Double Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and personal income taxes of all 50 U.S. states as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1) The Fund invests primarily in municipal securities issued by U.S territories such as Puerto Rico, Guam and the Virgin Islands.

CREDIT QUALITY BREAKDOWN*

Franklin Double Tax-Free Income Fund 8/31/08

                               % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
----------------------   -----------------------
AAA                               24.0%
AA                                13.7%
A                                  5.5%
BBB                               52.4%
Below Investment Grade             0.4%
Not Rated by S&P                   4.0%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
----------   -------   --------
AAA or Aaa      --       0.1%
BBB or Baa     3.0%      0.9%
               ---       ---
Total          3.0%      1.0%

We are pleased to bring you Franklin Double Tax-Free Income Fund's semiannual report for the period ended August 31, 2008.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $11.10 on February 29, 2008, to $11.47 on August 31, 2008. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 115.


                             Semiannual Report | 37

DIVIDEND DISTRIBUTIONS*

Franklin Double Tax-Free Income Fund

           DIVIDEND PER SHARE
         -----------------------
MONTH      CLASS A      CLASS C
------   ----------   ----------
March    4.09 cents   3.54 cents
April    4.09 cents   3.54 cents
May      4.09 cents   3.54 cents
June     4.15 cents   3.62 cents
July     4.15 cents   3.62 cents
August   4.15 cents   3.62 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 24.70 cents per share for the same period.(2) The Performance Summary beginning on page 40 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.16% based on an annualization of the current 4.15 cent per share dividend and the maximum offering price of $11.98 on August 31, 2008. An investor in the 2008 maximum federal personal income tax bracket of 35.00% would need to earn a distribution rate of 6.40% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

Franklin Double Tax-Free Income Fund is the first mutual fund of its kind to offer both state and federal income tax exemptions in all 50 states. We do this by investing in U.S. territories such as Puerto Rico, the Virgin Islands and Guam, which are free from state personal income taxes in all states and the District of Columbia. This can be particularly appealing to residents of states such as Illinois, Iowa and Wisconsin, which place a tax on their in-state municipal bonds.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             38 | Semiannual Report

PORTFOLIO BREAKDOWN

Franklin Double Tax-Free Income Fund 8/31/08

                                            % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                    21.5%
Utilities                                      18.3%
General Obligation                             15.1%
Transportation                                 12.0%
Tax-Supported                                   9.3%
Subject to Government Appropriations            9.2%
Other Revenue                                   4.8%
Housing                                         3.8%
Higher Education                                3.5%
Hospital & Health Care                          2.3%
Corporate-Backed                                0.2%

*    Does not include short-term investments and other net assets.

The Fund was well diversified with 109 different positions across 11 different sectors as of August 31, 2008. Issuers represented in the portfolio included Puerto Rico (84.6% of the Fund's total long-term investments), the Virgin Islands (11.2%) and Guam (4.2%).

Many municipal bond funds purchase U.S. territory paper, mainly Puerto Rico's, as an alternative for their specialty state funds when the supply within a particular state is running low. This strong demand for territory paper has also helped to keep bond values high relative to other states. Puerto Rico's municipal bond market is widely traded and is very liquid because of its dual tax-exemption advantages.

Thank you for your continued participation in Franklin Double Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 39

Performance Summary as of 8/31/08

FRANKLIN DOUBLE TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FPRTX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.37   $11.47    $11.10
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2470

CLASS C (SYMBOL: FPRIX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.37   $11.51    $11.14
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2147

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                   6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                   -------          ------   ------   -------
Cumulative Total Return(1)                 +5.57%          +2.51%   +23.18%  +52.90%
Average Annual Total Return(2)             +1.11%          -1.87%    +3.36%   +3.89%
Avg. Ann. Total Return (9/30/08)(3)                        -9.26%    +1.48%   +3.10%
   Distribution Rate(4)                             4.16%
   Taxable Equivalent Distribution Rate(5)          6.40%
   30-Day Standardized Yield(6)                     3.98%
   Taxable Equivalent Yield(5)                      6.12%
   Total Annual Operating Expenses(7)               0.69%

CLASS C                                   6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                   -------          ------   ------   -------
Cumulative Total Return(1)                 +5.26%          +1.93%   +19.76%  +44.82%
Average Annual Total Return(2)             +4.26%          +0.95%    +3.67%   +3.77%
Avg. Ann. Total Return (9/30/08)(3)                        -6.68%    +1.80%   +3.00%
   Distribution Rate(4)                             3.78%
   Taxable Equivalent Distribution Rate(5)          5.82%
   30-Day Standardized Yield(6)                     3.61%
   Taxable Equivalent Yield(5)                      5.55%
   Total Annual Operating Expenses(7)               1.24%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             40 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN ONE ISSUER THAN A DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/08.

(5.) Taxable equivalent distribution rate and yield assume the 2008 maximum federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of the report.


                             Semiannual Report | 41

Your Fund's Expenses

FRANKLIN DOUBLE TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             42 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/08      VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,055.70             $3.47
Hypothetical (5% return before expenses)         $1,000           $1,021.83             $3.41

CLASS C
Actual                                           $1,000           $1,052.60             $6.31
Hypothetical (5% return before expenses)         $1,000           $1,019.06             $6.21


* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67% and C: 1.22%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             Semiannual Report | 43

Franklin Federal Intermediate-Term Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax.(1) The Fund maintains a dollar-weighted average maturity (the time in which the debt must be repaid) of three to 10 years.

CREDIT QUALITY BREAKDOWN*
Franklin Federal Intermediate-Term Tax-Free Income Fund 8/31/08

                                % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                               25.6%
AA                                40.9%
A                                 16.2%
BBB                                8.3%
Below Investment Grade             0.9%
Not Rated by S&P                   8.1%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 1.1%      0.1%
AA or Aa                   2.7%       --
A                          2.2%       --
BBB or Baa                 1.5%      0.4%
Below Investment Grade      --       0.1%
                           ---       ---
Total                      7.5%      0.6%

We are pleased to bring you Franklin Federal Intermediate-Term Tax-Free Income Fund's semiannual report for the period ended August 31, 2008.

(1.) Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 121.


                             44 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Federal Intermediate-Term Tax-Free Income Fund

            DIVIDEND PER SHARE
         -----------------------
MONTH      CLASS A      CLASS C
-----    ----------   ----------
March    3.51 cents   2.96 cents
April    3.51 cents   2.96 cents
May      3.51 cents   2.96 cents
June     3.51 cents   2.98 cents
July     3.51 cents   2.98 cents
August   3.51 cents   2.98 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $11.04 on February 29, 2008, to $11.33 on August 31, 2008. The Fund's Class A shares paid dividends totaling 21.06 cents per share for the same period.(2) The Performance Summary beginning on page 47 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.76% based on an annualization of the current 3.63 cent per share dividend and the maximum offering price of $11.59 on August 31, 2008. An investor in the 2008 maximum federal personal income tax bracket of 35.00% would need to earn a distribution rate of 5.78% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             Semiannual Report | 45

PORTFOLIO BREAKDOWN
Franklin Federal Intermediate-Term Tax-Free Income Fund 8/31/08

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Utilities                                       28.7%
General Obligation                              22.4%
Hospital & Health Care                          16.5%
Subject to Government Appropriations            10.0%
Other Revenue                                    7.3%
Transportation                                   4.6%
Prerefunded                                      4.1%
Tax-Supported                                    2.9%
Higher Education                                 2.2%
Corporate-Backed                                 1.3%

*    Does not include short-term investments and other net assets.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

Thank you for your continued participation in Franklin Federal Intermediate-Term Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             46 | Semiannual Report

Performance Summary as of 8/31/08

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKITX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.29    $11.33    $11.04
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2106

CLASS C (SYMBOL: FCITX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.29    $11.35    $11.06
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.1784

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +4.55%          +4.60%   +21.40%  +50.61%
Average Annual Total Return(2)                +2.23%          +2.23%    +3.48%   +3.94%
Avg. Ann. Total Return (9/30/08)(3)                           -3.59%    +1.86%   +3.36%
   Distribution Rate(4)                                3.76%
   Taxable Equivalent Distribution Rate(5)             5.78%
   30-Day Standardized Yield(6)                        3.61%
   Taxable Equivalent Yield(5)                         5.55%
   Total Annual Operating Expenses(7)                  0.71%

                                                                                INCEPTION
CLASS C                                      6-MONTH          1-YEAR   5-YEAR    (7/1/03)
-------                                      -------          ------   ------   ---------
Cumulative Total Return(1)                    +4.24%          +4.02%   +18.06%   +14.20%
Average Annual Total Return(2)                +3.24%          +3.02%    +3.38%    +2.60%
Avg. Ann. Total Return (9/30/08)(3)                           -2.88%    +1.78%    +1.65%
   Distribution Rate(4)                                3.30%
   Taxable Equivalent Distribution Rate(5)             5.08%
   30-Day Standardized Yield(6)                        3.16%
   Taxable Equivalent Yield(5)                         4.86%
   Total Annual Operating Expenses(7)                  1.26%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 47

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/08.

(5.) Taxable equivalent distribution rate and yield assume the 2008 maximum federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             48 | Semiannual Report

Your Fund's Expenses

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 49

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/08      VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,045.50              $3.45
Hypothetical (5% return before expenses)         $1,000           $1,021.83              $3.41
CLASS C
Actual                                           $1,000           $1,042.40              $6.28
Hypothetical (5% return before expenses)         $1,000           $1,019.06              $6.21

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67% and C: 1.22%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             50 | Semiannual Report

Franklin Federal Limited-Term Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Limited-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax.(1) The Fund maintains a dollar-weighted average maturity (the time in which the debt must be repaid) of five years or less.

CREDIT QUALITY BREAKDOWN*
Franklin Federal Limited-Term Tax-Free
Income Fund Based on Total Long-Term
Investments as of 8/31/08**

                                  (PIE CHART)

AAA ................   30.9%
AA .................   40.2%
A ..................    6.5%
BBB ................   11.9%
Not Rated by S&P ...   10.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS         MOODY'S
AAA or Aaa        7.7%
AA or Aa          2.4%
A                 0.4%
                 ----
Total            10.5%

We are pleased to bring you Franklin Limited-Term Tax-Free Income Fund's semiannual report for the period ended August 31, 2008.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $9.96 on February 29, 2008, to $10.07 on August 31, 2008. The Fund's

(1.) Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 132.


                             Semiannual Report | 51

DIVIDEND DISTRIBUTIONS*
Franklin Federal Limited-Term
Tax-Free Income Fund - Class A

MONTH    DIVIDEND PER SHARE
-----    ------------------
March        2.33 cents
April        2.33 cents
May          2.33 cents
June         2.50 cents
July         2.50 cents
August       2.50 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PORTFOLIO BREAKDOWN
Franklin Federal Limited-Term
Tax-Free Income Fund 8/31/08

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS**
                                       -----------------------
General Obligation                               29.1%
Hospital & Health Care                           18.9%
Subject to Government Appropriations             11.4%

Tax-Supported                                    11.3%
Higher Education                                  7.5%
Utilities                                         7.2%
Housing                                           4.8%
Other Revenue                                     3.6%
Prerefunded                                       2.8%
Corporate-Backed                                  1.8%
Transportation                                    1.6%

**   Does not include short-term investments and other net assets.

Class A shares paid dividends totaling 14.64 cents per share for the same period.(2) The Performance Summary beginning on page 53 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.38%. An investor in the 2008 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 5.20% from a taxable investment to match the Fund's Class A tax-free distribution rate.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

Consistent with our investment strategy, we invested in bonds we believed could provide the most relative value from an income perspective. Seeking a dollar-weighted average portfolio maturity of five years or less, we concentrated in the one- to five-year range in an effort to take advantage of rising yields. As a result of our strategy, the Fund was positioned to capture changes in short-term interest rates, preserve capital and produce tax-free income.

Thank you for your continued participation in Franklin Federal Limited-Term Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             52 | Semiannual Report

Performance Summary as of 8/31/08

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FFTFX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.11    $10.07    $9.96
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.1464

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE.

CLASS A                                     6-MONTH         1-YEAR   3-YEAR  INCEPTION (9/2/03)
-------                                     -------         ------  -------  ------------------
Cumulative Total Return(2)                   +2.59%         +4.59%  +10.22%       +13.16%
Average Annual Total Return(3)               +0.27%         +2.22%   +2.52%        +2.04%
Avg. Ann. Total Return (9/30/08)(4)                         +0.73%   +1.68%        +1.82%
   Distribution Rate(5)                              3.38%
   Taxable Equivalent Distribution Rate(6)           5.20%
   30-Day Standardized Yield(7)                      2.64%
   Taxable Equivalent Yield(6)                       4.06%
   Total Annual Operating Expenses(8)
      Without Waiver                                 1.19%
      With Waiver                                    0.50%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.35% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 6/30/09.


                             Semiannual Report | 53

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 2/1/06, these shares were offered without an initial sales charge; thus actual total returns would have differed.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower and yield for the period would have been 2.20%.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the 2.90 cent per share current monthly dividend and the maximum offering price of $10.30 on 8/31/08.

(6.) Taxable equivalent distribution rate and yield assume the 2008 maximum federal income tax rate of 35.00%.

(7.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(8.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             54 | Semiannual Report

Your Fund's Expenses

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 55

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 3/1/08      VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
-------                                    -----------------   --------------   ----------------------
Actual                                           $1,000           $1,025.90              $2.55
Hypothetical (5% return before expenses)         $1,000           $1,022.68              $2.55

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             56 | Semiannual Report

Franklin High Yield Tax-Free Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin High Yield Tax-Free Income Fund seeks to provide high current yield exempt from federal income tax by investing at least 80% of its total net assets in securities that pay interest free from such tax.(1) Its secondary goal is capital appreciation to the extent possible and consistent with the Fund's principal investment goal.

CREDIT QUALITY BREAKDOWN*

Franklin High Yield Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/08**

                                   (PIE CHART)

AAA ....................   13.9%
AA .....................   12.5%
A ......................   10.3%
BBB ....................   16.7%
Below Investment Grade..   18.0%
Not Rated by S&P .......   28.6%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
----------------------   -------   --------
AAA or Aaa                 1.2%       3.9%
AA or Aa                   1.0%       0.4%
A                          2.5%       1.2%
BBB or Baa                 1.1%       2.1%
Below Investment Grade     4.0%      11.2%
                           ---       ----
Total                      9.8%      18.8%

We are pleased to bring you Franklin High Yield Tax-Free Income Fund's semiannual report for the period ended August 31, 2008.

(1.) Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 142.


                             Semiannual Report | 57

DIVIDEND DISTRIBUTIONS*

Franklin High Yield Tax-Free Income Fund

                        DIVIDEND PER SHARE
         ----------------------------------------------------
MONTH      CLASS A      CLASS B      CLASS C    ADVISOR CLASS
-----    ----------   ----------   ----------   -------------
March    4.45 cents   3.96 cents   3.97 cents     4.53 cents
April    4.45 cents   3.96 cents   3.97 cents     4.53 cents
May      4.45 cents   3.96 cents   3.97 cents     4.53 cents
June     4.52 cents   4.06 cents   4.05 cents     4.60 cents
July     4.52 cents   4.06 cents   4.05 cents     4.60 cents
August   4.52 cents   4.06 cents   4.05 cents     4.60 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $9.98 on February 29, 2008, to $10.04 on August 31, 2008. The Fund's Class A shares paid dividends totaling 26.95 cents per share for the same period.(2) The Performance Summary beginning on page 60 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 5.29% based on an annualization of the current 4.62 cent per share dividend and the maximum offering price of $10.49 on August 31, 2008. An investor in the 2008 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 8.14% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             58 | Semiannual Report

PORTFOLIO BREAKDOWN

Franklin High Yield Tax-Free Income Fund 8/31/08

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Utilities                                       21.9%
Hospital & Health Care                          17.8%
Prerefunded                                     17.7%
Transportation                                  11.6%
Tax-Supported                                    9.2%
Corporate-Backed                                 7.2%
Other Revenue                                    5.2%
General Obligation                               3.6%
Subject to Government Appropriations             3.2%
Higher Education                                 1.3%
Housing                                          1.3%

*    Does not include short-term investments and other net assets.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

During the period, the Fund continued to generate high, current, tax-free income for its shareholders. Consistent with our strategy, the Fund did not use leverage or credit derivatives to boost short-term returns, and we were careful to not overexpose the portfolio to any one credit sector. At period-end, we believed the Fund was well-positioned for any changes in yield spreads or interest rates.

Thank you for your continued participation in Franklin High Yield Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 59

Performance Summary as of 8/31/08

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRHIX)                    CHANGE   8/31/08   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.06    $10.04    $9.98
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2695

CLASS B (SYMBOL: FYIBX)                    CHANGE   8/31/08   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.06    $10.11    $10.05
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2411

CLASS C (SYMBOL: FHYIX)                    CHANGE   8/31/08   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.06    $10.16    $10.10
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2411

ADVISOR CLASS (SYMBOL: FHYVX)              CHANGE   8/31/08   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.06    $10.06    $10.00
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2744


                             60 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR         10-YEAR
-------                                      -------          ------   ------   ------------------
Cumulative Total Return(1)                    +3.31%           +0.26%  +26.79%        +48.29%
Average Annual Total Return(2)                -1.06%           -4.02%   +3.96%         +3.57%
Avg. Ann. Total Return (9/30/08)(3)                           -11.45%   +2.05%         +2.83%
   Distribution Rate(4)                                 5.29%
   Taxable Equivalent Distribution Rate(5)              8.14%
   30-Day Standardized Yield(6)                         4.87%
   Taxable Equivalent Yield(5)                          7.49%
   Total Annual Operating Expenses(7)                   0.62%

CLASS B                                      6-MONTH          1-YEAR   5-YEAR   INCEPTION (1/1/99)
-------                                      -------          ------   ------   ------------------
Cumulative Total Return(1)                    +3.00%           -0.29%  +23.28%        +42.00%
Average Annual Total Return(2)                -1.00%           -4.10%   +3.94%         +3.69%
Avg. Ann. Total Return (9/30/08)(3)                           -11.62%   +2.03%         +2.97%
   Distribution Rate(4)                                4.95%
   Taxable Equivalent Distribution Rate(5)             7.62%
   30-Day Standardized Yield(6)                        4.53%
   Taxable Equivalent Yield(5)                         6.97%
   Total Annual Operating Expenses(7)                  1.17%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR         10-YEAR
-------                                      -------          ------   ------   ------------------
Cumulative Total Return(1)                    +2.98%           -0.29%  +23.39%        +40.45%
Average Annual Total Return(2)                +1.98%           -1.24%   +4.29%         +3.46%
Avg. Ann. Total Return (9/30/08)(3)                            -8.95%   +2.37%         +2.72%
   Distribution Rate(4)                                4.91%
   Taxable Equivalent Distribution Rate(5)             7.55%
   30-Day Standardized Yield(6)                        4.54%
   Taxable Equivalent Yield(5)                         6.98%
   Total Annual Operating Expenses(7)                  1.17%

ADVISOR CLASS(8)                             6-MONTH          1-YEAR   5-YEAR         10-YEAR
----------------                             -------          ------   ------   ------------------
Cumulative Total Return(1)                    +3.35%           +0.36%  +27.05%        +48.59%
Average Annual Total Return(2)                +3.35%           +0.36%   +4.90%         +4.04%
Avg. Ann. Total Return (9/30/08)(3)                            -7.45%   +2.99%         +3.30%
   Distribution Rate(4)                                5.62%
   Taxable Equivalent Distribution Rate(5)             8.65%
   30-Day Standardized Yield(6)                        5.21%
   Taxable Equivalent Yield(5)                         8.02%
   Total Annual Operating Expenses(7)                  0.52%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 61

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. IN GENERAL, AN INVESTOR IS PAID A HIGHER YIELD TO ASSUME A GREATER DEGREE OF CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 8/31/08.

(5.) Taxable equivalent distribution rate and yield assume the 2008 maximum federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Effective 1/3/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/3/06, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/2/06, actual Advisor class performance is used reflecting all charges and fees applicable to that class. Since 1/3/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +6.62% and +2.44%.


                             62 | Semiannual Report

Your Fund's Expenses

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 63

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/08      VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,033.10              $3.13
Hypothetical (5% return before expenses)         $1,000           $1,022.13              $3.11

CLASS B
Actual                                           $1,000           $1,030.00              $5.94
Hypothetical (5% return before expenses)         $1,000           $1,019.36              $5.90

CLASS C
Actual                                           $1,000           $1,029.80              $5.93
Hypothetical (5% return before expenses)         $1,000           $1,019.36              $5.90

ADVISOR CLASS
Actual                                           $1,000           $1,033.50              $2.61
Hypothetical (5% return before expenses)         $1,000           $1,022.63              $2.60

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.61%; B: 1.16%; C: 1.16%; and Advisor:
     0.51%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             64 | Semiannual Report

Franklin New Jersey Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New Jersey Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and New Jersey personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin New Jersey Tax-Free Income Fund 8/31/08

                                % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                                26.3%
AA                                 36.2%
A                                   5.9%
BBB                                14.2%
Below Investment Grade              0.4%
Not Rated by S&P                   17.0%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa      2.3%     0.1%
AA or Aa        5.7%      --
A               7.9%      --
BBB              --      0.3%
Below           0.7%      --
               ----      ---
Total          16.6%     0.4%

We are pleased to bring you Franklin New Jersey Tax-Free Income Fund's semiannual report for the period ended August 31, 2008.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $11.45 on February 29, 2008, to $11.81 on August 31, 2008. The Fund's Class A shares paid dividends totaling 24.94 cents per share for the same

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 171.


                             Semiannual Report | 65

DIVIDEND DISTRIBUTIONS*

Franklin New Jersey Tax-Free Income Fund

                           DIVIDEND PER SHARE
         ------------------------------------------------------
MONTH    CLASS A      CLASS B      CLASS C      ADVISOR CLASS**
-----    ----------   ----------   ----------   ---------------
March    4.19 cents   3.63 cents   3.63 cents              --
April    4.19 cents   3.63 cents   3.63 cents              --
May      4.19 cents   3.63 cents   3.63 cents              --
June     4.19 cents   3.66 cents   3.64 cents              --
July     4.10 cents   3.57 cents   3.55 cents      3.03 cents
August   4.10 cents   3.57 cents   3.55 cents      4.19 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/1/08, the Fund began offering Advisor Class shares. Please see the prospectus for details.

period.(2) The Performance Summary beginning on page 69 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.99% based on an annualization of the current 4.10 cent per share dividend and the maximum offering price of $12.33 on August 31, 2008. An investor in the 2008 maximum combined effective federal and New Jersey personal income tax bracket of 40.83% would need to earn a distribution rate of 6.74% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

During the reporting period, the Fund was able to purchase short-term securities at atypically high yields due to the disruption in the municipal bond market. As we mentioned in the municipal bond market overview, dealers were forced to boost short-term yields to entice investors to purchase the securities and reduce inventory. Once the liquidity issue was addressed, short-term securities such as variable rate demand notes trended back to lower yields. In addition, the Fund reinvested cash flows at current, lower interest rates, which tended to reduce the Fund's income and caused dividend distributions to decline, as shown in the dividend distributions table.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             66 | Semiannual Report

STATE UPDATE

A slowing national economy and the collapse of the real estate bubble weighed significantly on New Jersey. While state growth rates have generally lagged those of the nation over the past several years, the state's employment levels were relatively stable during the recent downturn. In August, New Jersey's 5.9% unemployment rate was below the 6.1% national average.(3) Job losses in the financial services and manufacturing sectors were offset by gains in the education and health services, and professional and business services sectors. Construction sector employment was also lower, reflecting housing market weakness.

Fiscal year 2008 estimates indicated that increased income and sales and use taxes were offset by a decline in corporate business taxes. The budget included one-time revenues and incorporated the use of some of the previous year's budget surplus, fund diversions and deferred sales taxes. The state projected a moderate balance at the end of fiscal year 2008 that was somewhat lower than the previous year's balance reflecting some debt payments and a slowing economy. The fiscal year 2009 budget, which incorporates nominal revenue growth and expenditure reductions, made significant strides in reducing the size of state government. The 2009 budget also significantly reduced the use of onetime revenues and included increased spending for K-12 education due to the implementation of a new school funding formula.

New Jersey's economy continued to be supported by its high resident wealth levels as the state's per-capita personal income is among the highest in the nation. Likewise, New Jersey's debt is also high with debt per capita at $3,416 and 6.9% of personal income.(4) Based on the state's high personal incomes, broad revenue and spending powers, and reduced reliance on nonrecurring revenue measures, independent credit rating agency Standard & Poor's assigned New Jersey's general obligation bonds a rating of AA- with a stable outlook.(5)

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

PORTFOLIO BREAKDOWN
Franklin New Jersey Tax-Free Income Fund 8/31/08

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Prerefunded                                30.3%
Hospital & Health Care                     19.4%
Transportation                             14.5%
Subject to Government Appropriations       10.4%
Higher Education                            7.5%
Utilities                                   6.3%
General Obligation                          5.0%
Other Revenue                               3.6%
Tax-Supported                               1.5%
Housing                                     1.3%
Corporate-Backed                            0.2%

*    Does not include short-term investments and other net assets.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Moody's Investors Service, "New Issue: New Jersey (State of),"
     8/28/08.

(5.) This does not indicate Standard & Poor's rating of the Fund.


                             Semiannual Report | 67

Thank you for your continued participation in Franklin New Jersey Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             68 | Semiannual Report

Performance Summary as of 8/31/08

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRNJX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.36    $11.81    $11.45
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2494

CLASS B (SYMBOL: FNJBX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.36    $11.88    $11.52
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2167

CLASS C (SYMBOL: FNIIX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.36    $11.91    $11.55
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2161

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   8/31/08    7/1/08
---------------------------                ------   -------    ------
Net Asset Value (NAV)                      +$0.03    $11.81    $11.78
DISTRIBUTIONS (7/1/08-8/31/08)
Dividend Income                  $0.0827


                             Semiannual Report | 69

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                        6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                        -------          ------   ------   -------
Cumulative Total Return(1)                      +5.34%          +3.83%   +24.99%  +56.59%
Average Annual Total Return(2)                  +0.85%          -0.61%    +3.66%   +4.14%
Avg. Ann. Total Return (9/30/08)(3)                             -7.07%    +2.08%   +3.49%
   Distribution Rate(4)                                  3.99%
   Taxable Equivalent Distribution Rate(5)               6.74%
   30-Day Standardized Yield(6)                          3.72%
   Taxable Equivalent Yield(5)                           6.29%
   Total Annual Operating Expenses(7)                    0.64%

                                                                                  INCEPTION
CLASS B                                        6-MONTH          1-YEAR   5-YEAR    (2/1/00)
-------                                        -------          ------   ------   ---------
Cumulative Total Return(1)                      +5.02%          +3.24%   +21.57%   +54.02%
Average Annual Total Return(2)                  +1.02%          -0.74%    +3.64%    +5.16%
Avg. Ann. Total Return (9/30/08)(3)                             -7.22%    +2.05%    +4.48%
   Distribution Rate(4)                                  3.60%
   Taxable Equivalent Distribution Rate(5)               6.08%
   30-Day Standardized Yield(6)                          3.34%
   Taxable Equivalent Yield(5)                           5.64%
   Total Annual Operating Expenses(7)                    1.19%

CLASS C                                        6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                        -------          ------   ------   -------
Cumulative Total Return(1)                      +5.00%          +3.23%   +21.59%  +48.25%
Average Annual Total Return(2)                  +4.00%          +2.23%    +3.99%   +4.02%
Avg. Ann. Total Return (9/30/08)(3)                             -4.50%    +2.40%   +3.37%
   Distribution Rate(4)                                  3.59%
   Taxable Equivalent Distribution Rate(5)               6.07%
   30-Day Standardized Yield(6)                          3.35%
   Taxable Equivalent Yield(5)                           5.66%
   Total Annual Operating Expenses(7)                    1.19%

ADVISOR CLASS(8)                               6-MONTH          1-YEAR   5-YEAR   10-YEAR
---------------                                -------          ------   ------   -------
Cumulative Total Return(1)                      +5.36%          +3.84%   +25.00%  +56.61%
Average Annual Total Return(2)                  +5.36%          +3.84%    +4.56%   +4.59%
Avg. Ann. Total Return (9/30/08)(3)                             -2.95%    +2.97%   +3.95%
   Distribution Rate(4)                                  4.26%
   Taxable Equivalent Distribution Rate(5)               7.20%
   30-Day Standardized Yield(6)                          3.99%
   Taxable Equivalent Yield(5)                           6.74%
   Total Annual Operating Expenses(7)                    0.54%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             70 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 8/31/08.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and New Jersey personal income tax rate of 40.83%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative total return of Advisor Class shares was +0.96%.


                             Semiannual Report | 71

Your Fund's Expenses

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             72 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 3/1/08       VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                         $1,000             $1,053.40            $3.21
Hypothetical (5% return before expenses)       $1,000             $1,022.08            $3.16

CLASS B

Actual                                         $1,000             $1,050.20            $6.05
Hypothetical (5% return before expenses)       $1,000             $1,019.31            $5.96

CLASS C

Actual                                         $1,000             $1,050.00            $6.05
Hypothetical (5% return before expenses)       $1,000             $1,019.31            $5.96
ADVISOR CLASS

Actual (7/1/08-8/31/08)                        $1,000             $1,009.60            $0.89
Hypothetical (5% return before expenses)       $1,000             $1,022.58            $2.65

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.62%; B: 1.17%; C: 1.17%, and Advisor:
     0.52%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical for all share classes; Actual for Classes A, B and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 62/365 to reflect the number of days since the class's inception.


                             Semiannual Report | 73

Franklin Oregon Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Oregon Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Oregon personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*

Franklin Oregon Tax-Free Income Fund 8/31/08

                              % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                               26.6%
AA                                31.4%
A                                  7.7%
BBB                               13.1%
Below Investment Grade             0.9%
Not Rated by S&P                  20.3%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     4.7%       --
AA or Aa      12.8%       --
A              1.7%       --
BBB or Baa     0.5%      0.4%
Below           --       0.2%
              ----       ---
Total         19.7%      0.6%

This semiannual report for Franklin Oregon Tax-Free Income Fund covers the period ended August 31, 2008.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $11.25 on February 29, 2008, to $11.61 on August 31, 2008. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 181.


                             74 | Semiannual Report

DIVIDEND DISTRIBUTIONS*

Franklin Oregon Tax-Free Income Fund

            DIVIDEND PER SHARE
         ------------------------
MONTH     CLASS A      CLASS C
-----    ----------   -----------
March    4.06 cents    3.50 cents
April    4.06 cents    3.50 cents
May      4.06 cents    3.50 cents
June     4.06 cents    3.52 cents
July     4.06 cents    3.52 cents
August   4.06 cents    3.52 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 24.36 cents per share for the same period.(2) The Performance Summary beginning on page 77 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.02% based on an annualization of the current 4.06 cent per share dividend and the maximum offering price of $12.13 on August 31, 2008. An investor in the 2008 maximum combined effective federal and Oregon personal income tax bracket of 40.85% would need to earn a distribution rate of 6.80% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Although Oregon's economy has diversified, during the six months under review, it suffered from many of the same factors that afflicted the broader U.S. as labor markets tightened due to volatile oil prices and ongoing weakness in the housing and financial markets. Strong exports, however, helped the state weather this downturn better than it did the 2001-2003 recession. In addition, Oregon had relatively fewer foreclosures and less direct subprime mortgage exposure than many other states. In August, however, the state still lost jobs and its unemployment rate rose to 6.5%, which was above the 6.1% national average.(3) Among the sectors that had losses were natural resources and mining, construction and manufacturing. Conversely, the education and health services sector fared better and recorded gains during the period.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.


                             Semiannual Report | 75

PORTFOLIO BREAKDOWN

Franklin Oregon Tax-Free Income Fund 8/31/08

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                    29.8%
General Obligation                             17.7%
Transportation                                 11.3%
Hospital & Health Care                          8.9%
Utilities                                       8.0%
Subject to Government Appropriations            7.2%
Higher Education                                6.4%
Other Revenue                                   5.0%
Housing                                         3.6%
Tax-Supported                                   1.2%
Corporate-Backed                                0.9%

*    Does not include short-term investments and other net assets.

The state's financial position improved due to strong revenue growth over the 2005-2007 biennium and the creation and funding of the rainy day and education stability funds. Total receipts were more than 13% higher than previously forecast.(4) However, revenues have been volatile in the past because the state relies on personal and corporate income taxes for the majority of its general fund receipts and does not have a statewide sales tax from which to draw. Despite 2005-2007's substantial ending balance, the 2007-2009 adopted biennial budget reflected much slower growth rates, having incorporated Oregon's tax rebates that were given to individuals and corporations as a result of the state's "2% kicker" law. This law goes into effect when state income revenue growth exceeds budgeted levels by 2%. The more moderate revenue forecast also anticipated projected slowdowns in employment growth and home construction consistent with national trends. Budgeted biennial expenditure increases were relatively high largely due to increased funding for education and social services.

The state's general debt burden, which includes general obligation debt as well as appropriation debt, was above the national average at $1,545 per capita and 4.4% of total personal income.(4) Independent credit rating agency Standard & Poor's (S&P) assigned Oregon's general obligation debt a rating of AA with a stable outlook.(5) The rating reflected S&P's expectation that newly funded reserves could improve the state's ability to manage its financial position if future revenues decline.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(4.) Source: Standard & Poor's, "Research: State Review: Oregon," RATINGS
     DIRECT, 6/24/08.

(5.) This does not indicate S&P's rating of the Fund.


                              76 | Semiannual Report

Performance Summary as of 8/31/08

FRANKLIN OREGON TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRORX)                    CHANGE   8/31/08   2/29/08
----------------------                     ------   -------   -------
Net Asset Value (NAV)                      +$0.36    $11.61    $11.25
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2436

CLASS C (SYMBOL: FORIX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.37    $11.73    $11.36
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2107

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

                                             6-MONTH          1-YEAR   5-YEAR   10-YEAR
                                             -------          ------   ------   -------
CLASS A
Cumulative Total Return(1)                    +5.39%          +4.22%   +25.41%  +54.58%
Average Annual Total Return(2)                +0.90%          -0.25%    +3.72%   +4.00%
Avg. Ann. Total Return (9/30/08)(3)                           -6.86%    +2.08%   +3.33%
   Distribution Rate(4)                                4.02%
   Taxable Equivalent Distribution Rate(5)             6.80%
   30-Day Standardized Yield(6)                        3.43%
   Taxable Equivalent Yield(5)                         5.80%
   Total Annual Operating Expenses(7)                  0.64%

                                             6-MONTH          1-YEAR   5-YEAR   10-YEAR
                                             -------          ------   ------   -------
CLASS C
Cumulative Total Return(1)                    +5.13%          +3.60%   +22.05%  +46.38%
Average Annual Total Return(2)                +4.13%          +2.60%    +4.07%   +3.88%
Avg. Ann. Total Return (9/30/08)(3)                           -4.18%    +2.41%   +3.21%
   Distribution Rate(4)                                3.61%
   Taxable Equivalent Distribution Rate(5)             6.10%
   30-Day Standardized Yield(6)                        3.04%
   Taxable Equivalent Yield(5)                         5.14%
   Total Annual Operating Expenses(7)                  1.19%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 77

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/08.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and Oregon personal income tax rate of 40.85%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                              78 | Semiannual Report

Your Fund's Expenses

FRANKLIN OREGON TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 79

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/08      VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,053.90              $3.26
Hypothetical (5% return before expenses)         $1,000           $1,022.03              $3.21

CLASS C
Actual                                           $1,000           $1,051.30              $6.10
Hypothetical (5% return before expenses)         $1,000           $1,019.26              $6.01

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63% and C: 1.18%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             80 | Semiannual Report

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

Franklin Pennsylvania Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Pennsylvania Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Pennsylvania personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*

Franklin Pennsylvania Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/08**

                                   (PIE CHART)

AAA ...............   26.9%
AA ................   28.0%
A .................   12.6%
BBB ...............   17.9%
Not Rated by S&P...   14.6%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     5.3%      0.3%
AA             4.6%       --
A              2.6%      0.2%
BBB or Baa     1.1%       --
Below           --       0.5%
              ----       ---
Total         13.6%      1.0%

We are pleased to bring you Franklin Pennsylvania Tax-Free Income Fund's semiannual report for the period ended August 31, 2008.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $9.82 on February 29, 2008, to $10.09 on August 31, 2008. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 191.


                             Semiannual Report | 81

DIVIDEND DISTRIBUTIONS*

Franklin Pennsylvania Tax-Free Income Fund

                  DIVIDEND PER SHARE
         ------------------------------------
MONTH      CLASS A      CLASS B      CLASS C
-----    ----------   ----------   ----------
March    3.60 cents   3.11 cents   3.11 cents
April    3.60 cents   3.11 cents   3.11 cents
May      3.60 cents   3.11 cents   3.11 cents
June     3.60 cents   3.14 cents   3.12 cents
July     3.60 cents   3.14 cents   3.12 cents
August   3.60 cents   3.14 cents   3.12 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 21.56 cents per share for the same period.(2) The Performance Summary beginning on page 84 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.10% based on an annualization of the current 3.60 cent per share dividend and the maximum offering price of $10.54 on August 31, 2008. An investor in the 2008 maximum combined effective federal and Pennsylvania personal income tax bracket of 37.00% would need to earn a distribution rate of 6.51% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

COMMONWEALTH UPDATE

During the six months under review, Pennsylvania's economy slowed consistent with national trends. However, the commonwealth appeared to fare better than many of its peers as it had limited employment declines for much of 2008. Pennsylvania's unemployment rate rose to 5.8% in August, which was lower than the 6.1% national average.(3) Employment gains in the professional and business services and education and health services sectors helped diversify the commonwealth's economy and offset some manufacturing sector losses.

Pennsylvania has a strong record of sound financial management as it has enacted revenue enhancements and expenditure reductions. Recently, the

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.


                              82 | Semiannual Report
commonwealth also initiated efforts to balance operations without relying on nonrecurring measures. Although Pennsylvania ended fiscal year 2008 with a budget surplus due to better-than-expected revenues, operating margins remained tight and the commonwealth chose to use the surplus to balance future budgets. The fiscal year 2009 budget called for increased funding for infrastructure upgrades and a new education initiative, to be partially offset by spending cuts in other areas of the budget.

Recent growth in net tax-supported debt has remained roughly equivalent to Pennsylvania's personal income growth. The ratio of debt to personal income was 2.4%, which equaled the national median.(4) Pennsylvania's net tax-supported debt per capita was $870, slightly lower than the nation's $889 median level.(4) Although the commonwealth's debt issuance is expected to increase in coming years due to bond authorizations for economic stimulus and environmental improvements, ratios are expected to remain moderate relative to tax base resources. Given Pennsylvania's relatively stable economy and favorable financial operations, Moody's Investors Service, an independent credit rating agency, assigned the commonwealth's general obligation bonds a rating of Aa2 with a stable outlook.(5)

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 11 for details.

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN

Franklin Pennsylvania Tax-Free Income Fund 8/31/08

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Prerefunded                                27.5%
Higher Education                           19.1%
General Obligation                         18.1%
Hospital & Health Care                      8.2%
Transportation                              7.2%
Utilities                                   6.8%
Other Revenue                               4.7%
Housing                                     3.1%
Subject to Government Appropriations        2.7%
Corporate-Backed                            2.1%
Tax-Supported                               0.5%

*    Does not include short-term investments and other net assets.

(4.) Source: Moody's Investors Service, "New Issue: Pennsylvania (Commonwealth of)," 8/1/08.

(5.) This does not indicate Moody's rating of the Fund.


                             Semiannual Report | 83

Performance Summary as of 8/31/08

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRPAX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.27    $10.09    $9.82
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.2156

CLASS B (SYMBOL: FBPTX)                    CHANGE   8/31/08   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.26    $10.12    $9.86
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.1873

CLASS C (SYMBOL: FRPTX)                    CHANGE    8/31/08  2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.27    $10.17    $9.90
DISTRIBUTIONS (3/1/08-8/31/08)
Dividend Income                  $0.1867


                              84 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY.

CLASS A                                      6-MONTH           1-YEAR    5-YEAR         10-YEAR
-------                                      -------           ------   -------   ------------------
Cumulative Total Return(1)                   +4.96%            +3.38%   +22.18%         +52.98%
Average Annual Total Return(2)               +0.45%            -1.00%    +3.18%          +3.89%
Avg. Ann. Total Return (9/30/08)(3)                            -8.55%    +1.37%          +3.10%
   Distribution Rate(4)                                4.10%
   Taxable Equivalent Distribution Rate(5)             6.51%
   30-Day Standardized Yield(6)                        3.71%
   Taxable Equivalent Yield(5)                         5.89%
   Total Annual Operating Expenses(7)                  0.66%

CLASS B                                      6-MONTH           1-YEAR    5-YEAR   INCEPTION (2/1/00)
-------                                      -------           ------   -------   ------------------
Cumulative Total Return(1)                   +4.54%            +2.80%   +18.81%         +51.99%
Average Annual Total Return(2)               +0.54%            -1.17%    +3.16%          +5.00%
Avg. Ann. Total Return (9/30/08)(3)                            -8.63%    +1.37%          +4.16%
   Distribution Rate(4)                                3.72%
   Taxable Equivalent Distribution Rate(5)             5.90%
   30-Day Standardized Yield(6)                        3.33%
   Taxable Equivalent Yield(5)                         5.29%
   Total Annual Operating Expenses(7)                  1.21%

CLASS C                                      6-MONTH           1-YEAR    5-YEAR         10-YEAR
-------                                      -------           ------   -------   ------------------
Cumulative Total Return(1)                   +4.62%            +2.78%   +18.92%         +44.81%
Average Annual Total Return(2)               +3.62%            +1.79%    +3.53%          +3.77%
Avg. Ann. Total Return (9/30/08)(3)                            -5.97%    +1.71%          +3.00%
   Distribution Rate(4)                                3.71%
   Taxable Equivalent Distribution Rate(5)             5.89%
   30-Day Standardized Yield(6)                        3.33%
   Taxable Equivalent Yield(5)                         5.29%
   Total Annual Operating Expenses(7)                  1.21%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 85

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 8/31/08.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and Pennsylvania personal income tax rate of 37.00%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             86 | Semiannual Report

Your Fund's Expenses

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 87

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/08      VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000          $1,049.60              $3.31
Hypothetical (5% return before expenses)         $1,000          $1,021.98              $3.26

CLASS B
Actual                                           $1,000          $1,045.40              $6.14
Hypothetical (5% return before expenses)         $1,000          $1,019.21              $6.06

CLASS C
Actual                                           $1,000          $1,046.20              $6.14
Hypothetical (5% return before expenses)         $1,000          $1,019.21              $6.06

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; B: 1.19%; and C: 1.19%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             88 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                      YEAR ENDED FEBRUARY 28,
                                            AUGUST 31, 2008   ------------------------------------------------------------
CLASS A                                       (UNAUDITED)      2008(a)       2007         2006         2005        2004(a)
-------                                    ----------------   --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...     $    10.30       $  11.16     $  11.09     $  11.21      $ 11.21     $  10.88
                                             ----------       --------     --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) ............           0.24           0.47         0.48         0.48         0.50         0.52
   Net realized and unrealized gains
      (losses) .........................           0.30          (0.86)        0.06        (0.12)       (0.01)        0.33
                                             ----------       --------     --------     --------     --------     --------
Total from investment operations .......           0.54          (0.39)        0.54         0.36         0.49         0.85
                                             ----------       --------     --------     --------     --------     --------
Less distributions from net investment
   income ..............................          (0.23)         (0.47)      (0.47)        (0.48)       (0.49)       (0.52)
                                             ----------       --------     --------     --------     --------     --------
Redemption fees ........................             --(d)          --(d)        --(d)        --(d)        --(d)        --
                                             ----------       --------     --------     --------     --------     --------
Net asset value, end of period .........     $    10.61       $  10.30     $  11.16      $ 11.09     $  11.21     $  11.21
                                             ==========       ========     ========     ========     ========     ========
Total return(e) ........................           5.28%         (3.62)%       5.05%        3.25%        4.61%        8.00%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................           0.62%          0.63%        0.63%        0.63%        0.63%        0.63%
Net investment income ..................           4.38%          4.29%        4.32%        4.34%        4.52%        4.75%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......     $1,000,935       $914,411     $928,840     $885,864     $852,608     $900,646
Portfolio turnover rate ................           8.18%         16.53%        6.56%       33.22%       27.99%       16.22%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 89

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                   YEAR ENDED FEBRUARY 28,
                                            AUGUST 31, 2008   -------------------------------------------------------
CLASS B                                       (UNAUDITED)     2008(a)       2007        2006        2005      2004(a)
-------                                    ----------------   -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $ 10.36         $ 11.22     $ 11.15     $ 11.27     $ 11.26     $ 10.93
                                              -------         -------     -------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ............         0.21            0.41        0.42        0.43        0.44        0.46
   Net realized and unrealized gains
      (losses) .........................         0.30           (0.86)       0.06       (0.13)         --(d)     0.33
                                              -------         -------     -------     -------     -------     -------
Total from investment operations .......         0.51           (0.45)       0.48        0.30        0.44        0.79
                                              -------         -------     -------     -------     -------     -------
Less distributions from net investment
   income ..............................        (0.20)          (0.41)      (0.41)      (0.42)      (0.43)      (0.46)
                                              -------         -------     -------     -------     -------     -------
Redemption fees ........................           --(d)           --(d)       --(d)       --(d)       --(d)       --
                                              -------         -------     -------     -------     -------     -------
Net asset value, end of period .........      $ 10.67         $ 10.36     $ 11.22     $ 11.15     $ 11.27     $ 11.26
                                              =======         =======     =======     =======     =======     =======
Total return(e) ........................         4.96%          (4.12)%      4.45%       2.68%       4.09%       7.28%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................         1.17%           1.18%       1.17%       1.18%       1.18%       1.18%
Net investment income ..................         3.83%           3.74%       3.78%       3.79%       3.97%       4.20%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $16,777         $17,854     $21,061     $22,315     $23,753     $25,617
Portfolio turnover rate ................         8.18%          16.53%       6.56%      33.22%      27.99%      16.22%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             90 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                   YEAR ENDED FEBRUARY 28,
                                            AUGUST 31, 2008   ---------------------------------------------------
CLASS C                                       (UNAUDITED)     2008(a)      2007       2006       2005     2004(a)
-------                                    ----------------   -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period....       $ 10.41        $ 11.27    $ 11.20    $ 11.32    $ 11.31    $ 10.97
                                               -------        -------    -------    -------    -------    -------
Income from investment operations(b):
   Net investment income(c).............          0.21           0.41       0.42       0.43       0.44       0.46
   Net realized and unrealized gains
      (losses)..........................          0.31          (0.86)      0.06      (0.13)        --(d)    0.33
                                               -------        -------    -------    -------    -------    -------
Total from investment operations........          0.52          (0.45)      0.48       0.30       0.44       0.79
                                               -------        -------    -------    -------    -------    -------
Less distributions from net investment
   income...............................         (0.20)         (0.41)     (0.41)     (0.42)     (0.43)     (0.45)
                                               -------        -------    -------    -------    -------    -------
Redemption fees.........................            --(d)          --(d)      --(d)      --(d)      --(d)      --
                                               -------        -------    -------    -------    -------    -------
Net asset value, end of period..........       $ 10.73        $ 10.41    $ 11.27    $ 11.20    $ 11.32    $ 11.31
                                               =======        =======    =======    =======    =======    =======
Total return(e).........................          5.03%         (4.11)%     4.42%      2.66%      4.09%      7.42%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses................................          1.17%          1.18%      1.18%      1.18%      1.18%      1.20%
Net investment income...................          3.83%          3.74%      3.77%      3.79%      3.97%      4.18%
SUPPLEMENTAL DATA
Net assets, end of period (000's).......       $77,616        $64,441    $58,386    $51,071    $44,055    $43,027
Portfolio turnover rate.................          8.18%         16.53%      6.56%     33.22%     27.99%     16.22%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 91

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                              PERIOD ENDED
                                           AUGUST 31, 2008(a)
ADVISOR CLASS                                  (UNAUDITED)
----------------------------------------   ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period....         $10.64
                                                 ------
Income from investment operations(b):
   Net investment income(c).............           0.08
   Net realized and unrealized gains
      (losses)..........................          (0.03)
                                                 ------
Total from investment operations........           0.05
                                                 ------
Less distributions from net investment
   income...............................          (0.08)
                                                 ------
Net asset value, end of period..........         $10.61
                                                 ======
Total return(e).........................           0.45%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses................................           0.52%
Net investment income...................           4.48%
SUPPLEMENTAL DATA
Net assets, end of period (000's).......         $    5
Portfolio turnover rate.................           8.18%

(a)  For the period July 1, 2008 (effective date) to August 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             92 | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

    FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS 98.7%
    ARIZONA 81.7%
    Arizona Health Facilities Authority Hospital System Revenue,
       John C. Lincoln Health Network, Pre-Refunded, 5.75%, 12/01/32 ........................   $      3,280,000   $    3,648,836
       Phoenix Baptist Hospital, MBIA Insured, ETM, 6.25%, 9/01/11 ..........................          1,070,000        1,110,179
    Arizona Health Facilities Authority Revenue,
       Banner Health, Series A, 5.00%, 1/01/35 ..............................................         10,000,000        9,373,900
       Banner Health, Series D, 5.50%, 1/01/38 ..............................................          7,500,000        7,352,775
       Catholic Healthcare West, Series A, 6.625%, 7/01/20 ..................................          6,390,000        6,968,742
    Arizona State Board of Regents COP, University of Arizona Main Campus, Series A-1,
       AMBAC Insured, Pre-Refunded, 5.125%, 6/01/25 .........................................          2,000,000        2,144,260
    Arizona State Municipal Financing Program COP, Refunding, Series 14, AMBAC Insured,
       5.00%, 8/01/33 .......................................................................          1,000,000        1,009,840
    Arizona State University COP,
       Arizona State University Project, Series 2002, MBIA Insured, Pre-Refunded, 5.10%,
          7/01/24 ...........................................................................          1,875,000        2,032,444
       Arizona State University Project, Series 2002, MBIA Insured, Pre-Refunded, 5.10%,
          7/01/25 ...........................................................................          2,640,000        2,861,681
       Downtown Campus/Mercado Project, Series A, MBIA Insured, 5.80%, 7/01/24 ..............          1,350,000        1,352,956
       Research Infrastructure Projects, AMBAC Insured, 5.00%, 9/01/30 ......................         17,250,000       17,463,555
    Arizona State University Revenues,
       FGIC Insured, 5.00%, 7/01/23 .........................................................          2,890,000        2,952,308
       FGIC Insured, 5.00%, 7/01/25 .........................................................          2,250,000        2,288,205
       System, FGIC Insured, Pre-Refunded, 5.875%, 7/01/25 ..................................          1,000,000        1,044,910
       System, Refunding, AMBAC Insured, 5.00%, 7/01/27 .....................................          1,895,000        1,943,304
    Arizona Student Loan Acquisition Authority Student Loan Revenue,
       junior sub., Refunding, Series B-1, 6.15%, 5/01/29 ...................................          1,000,000        1,001,600
       Refunding, Senior Series A-1, 5.90%, 5/01/24 .........................................          1,500,000        1,512,300
    Arizona Tourism and Sports Authority Tax Revenue, Multipurpose Stadium Facility,
       Series A, MBIA Insured, 5.00%, 7/01/28 ...............................................          7,000,000        7,026,320
    Douglas Community Housing Corp. MFR, Rancho La Perilla, Series A, GNMA Secured,
       6.125%, 7/20/41 ......................................................................          2,230,000        2,270,898
    Downtown Phoenix Hotel Corp. Revenue,
       Senior Series A, FGIC Insured, 5.00%, 7/01/40 ........................................         26,485,000       21,924,548
       Sub Series B, FGIC Insured, 5.00%, 7/01/36 ...........................................         18,995,000       18,063,295
       Sub Series B, FGIC Insured, 5.00%, 7/01/40 ...........................................         12,845,000       12,104,229
    Gilbert Water Resource Municipal Property Corp. Water System Development Fee Water
       Revenue, sub. lien, MBIA Insured, 5.00%, 10/01/29 ....................................         25,000,000       25,089,500
    Glendale IDA Hospital Revenue, John C. Lincoln Health, Refunding,
       5.00%, 12/01/32 ......................................................................          4,025,000        3,490,762
       5.00%, 12/01/42 ......................................................................         12,870,000       10,764,597
       Series B, 5.00%, 12/01/37 ............................................................          3,000,000        2,552,070
    Glendale IDAR, Midwestern University, Refunding, 5.00%, 5/15/31 .........................          7,080,000        6,901,301
    Glendale Municipal Property Corp. Excise Tax Revenue, Series A, AMBAC Insured, 5.00%,
       7/01/33 ..............................................................................          1,000,000        1,007,600
    Glendale Water and Sewer Revenue, sub. lien, AMBAC Insured, 5.00%, 7/01/23 ..............          2,000,000        2,057,660
    Goodyear Community Facilities General District No. 1 GO, MBIA Insured, 5.20%, 7/15/25 ...          1,500,000        1,403,400


                             Semiannual Report | 93

Franklin Tax-Free Trust

    FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    ARIZONA (CONTINUED)
    Goodyear Community Facilities Utilities District No. 1 GO,
       AMBAC Insured, 5.00%, 7/15/32 ........................................................   $      8,945,000   $    9,072,377
       MBIA Insured, 5.20%, 7/15/25 .........................................................          1,000,000        1,033,760
    Greater Arizona Development Authority Infrastructure Revenue,
       Series A, MBIA Insured, 5.00%, 8/01/26 ...............................................          4,425,000        4,512,792
       Series B, MBIA Insured, 5.00%, 8/01/35 ...............................................          9,090,000        9,115,906
    Marana Municipal Property Corp. Municipal Facilities Revenue,
       Refunding, MBIA Insured, 5.25%, 7/01/22 ..............................................          1,100,000        1,117,270
       Series A, 5.00%, 7/01/28 .............................................................          3,000,000        2,999,790
    Maricopa County Hospital Revenue, Sun Health Corp.,
       5.30%, 4/01/29 .......................................................................          7,095,000        6,567,345
       Refunding, 5.00%, 4/01/35 ............................................................         12,090,000       10,407,435
    Maricopa County IDA,
       MFHR, Senior National Health Facilities II, Project A, FSA Insured, ETM, 5.50%,
          1/01/18 ...........................................................................          2,000,000        2,253,360
       MFHR, Villas de Merced Apartment Project, Series A, GNMA Secured, 5.50%,
          12/20/37 ..........................................................................            570,000          546,607
       MFHR, Western Groves Apartments, Series A-1, AMBAC Insured, 5.30%, 12/01/22 ..........          1,650,000        1,630,546
       SFMR, GNMA Secured, 6.25%, 12/01/30 ..................................................             25,000           25,195
    Maricopa County IDA Health Facility Revenue,
       Catholic Healthcare West, Refunding, Series A, 5.375%, 7/01/23 .......................          7,000,000        7,008,120
       Catholic Healthcare West, Refunding, Series A, 5.50%, 7/01/26 ........................         13,950,000       13,948,884
       Catholic Healthcare West Project, Refunding, Series A, 5.00%, 7/01/16 ................          8,635,000        8,712,283
       Catholic Healthcare West Project, Refunding, Series A, ACA Insured, 5.00%, 7/01/16 ...          1,520,000        1,533,604
       Catholic Healthcare West Project, Refunding, Series A, ACA Insured, 5.00%, 7/01/21 ...          9,600,000        9,527,616
       Mayo Clinic, 5.00%, 11/15/36 .........................................................         25,750,000       24,614,425
    Maricopa County IDA Hospital Facility Revenue,
       Mayo Clinic Hospital, 5.25%, 11/15/37 ................................................         16,000,000       15,844,800
       Mayo Clinic Hospital, AMBAC Insured, 5.25%, 11/15/37 .................................          3,000,000        3,006,030
       Samaritan Health Services, Series A, MBIA Insured, ETM, 7.00%, 12/01/16 ..............          1,890,000        2,286,938
    Maricopa County IDA Senior Living Healthcare Revenue, Immanuel Care, Refunding, Series A,
       GNMA Secured, 5.00%, 8/20/35 .........................................................          1,725,000        1,625,226
    Maricopa County PCC, PCR, Public Service Co. Palo Verde Project, Series A, AMBAC Insured,
       5.05%, 5/01/29 .......................................................................         11,500,000       10,204,295
(a) McAllister Academic Village LLC Revenue, Arizona State University Hassayampa, Refunding,
       5.25%, 7/01/33 .......................................................................          5,000,000        4,891,050
       5.00%, 7/01/38 .......................................................................          5,000,000        4,655,900
    Mesa Utility System Revenue,
       MBIA Insured, Pre-Refunded, 5.00%, 7/01/26 ...........................................         10,000,000       11,061,200
       MBIA Insured, Pre-Refunded, 5.00%, 7/01/27 ...........................................         10,500,000       11,614,260
       Refunding, Second Series, FGIC Insured, 4.50%, 7/01/28 ...............................          5,000,000        4,834,050
    Nogales Municipal Development Authority Inc. GO, MBIA Insured, 5.00%, 6/01/36 ...........          6,075,000        5,405,474
    Northern Arizona University COP, Northern Arizona University Research Projects,
    AMBAC Insured, 5.00%,
       9/01/27 ..............................................................................          2,355,000        2,402,312
    9/01/30 .................................................................................          6,360,000        6,422,201


                             94 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    ARIZONA (CONTINUED)
    Northern Arizona University System Revenues,
          5.00%, 6/01/38 ....................................................................   $      5,000,000   $    4,834,400
          AMBAC Insured, 5.00%, 6/01/32 .....................................................          7,380,000        7,328,709
    Peoria Water and Sewer Revenue, FGIC Insured, 5.00%, 7/01/19 ............................          1,300,000        1,314,287
    Phoenix Civic Improvement Corp. Airport Revenue, senior lien,
          Series A, 5.00%, 7/01/38 ..........................................................         10,000,000        9,712,600
          Series B, FGIC Insured, 5.25%, 7/01/22 ............................................          3,000,000        2,979,390
          Series B, FGIC Insured, 5.25%, 7/01/23 ............................................          5,000,000        4,918,750
          Series B, FGIC Insured, 5.25%, 7/01/27 ............................................         15,250,000       14,753,155
    Phoenix Civic Improvement Corp. Distribution Revenue, Capital Appreciation, Civic Plaza,
       Series B, FGIC Insured, zero cpn. to 7/01/13, 5.50% thereafter,
          7/01/27 ...........................................................................          3,945,000        3,244,841
          7/01/28 ...........................................................................          2,000,000        1,636,220
          7/01/29 ...........................................................................          2,000,000        1,629,080
          7/01/36 ...........................................................................          5,000,000        3,917,050
          7/01/37 ...........................................................................          7,000,000        5,475,540
    Phoenix Civic Improvement Corp. Excise Tax Revenue,
          Adams Street Garage Project, senior lien, Series B, Pre-Refunded, 5.35%, 7/01/24 ..          2,985,000        3,104,997
          Municipal Courthouse Project, senior lien, Series A, Pre-Refunded, 5.375%,
             7/01/29 ........................................................................         18,310,000       19,049,907
          Subordinated, Civic Plaza Expansion Project, Series A, FGIC Insured, 5.00%,
             7/01/35 ........................................................................         14,050,000       14,170,268
          Subordinated, Civic Plaza Expansion Project, Series A, FGIC Insured, 5.00%,
             7/01/41 ........................................................................          5,000,000        5,022,600
    Phoenix Civic Improvement Corp. Wastewater System Revenue, junior lien,
          FGIC Insured, Pre-Refunded, 6.00%, 7/01/19 ........................................          3,000,000        3,238,320
          FGIC Insured, Pre-Refunded, 6.00%, 7/01/20 ........................................          3,670,000        3,961,545
          FGIC Insured, Pre-Refunded, 6.00%, 7/01/24 ........................................         24,715,000       26,678,360
          MBIA Insured, 5.00%, 7/01/28 ......................................................          2,000,000        2,024,040
          MBIA Insured, 5.00%, 7/01/29 ......................................................          3,405,000        3,439,016
          Refunding, FGIC Insured, 5.00%, 7/01/20 ...........................................          9,710,000        9,958,576
          Refunding, FGIC Insured, 5.125%, 7/01/21 ..........................................         10,000,000       10,246,100
          Refunding, FGIC Insured, 5.00%, 7/01/24 ...........................................          7,050,000        7,162,659
          Refunding, FSA Insured, 5.00%, 7/01/37 ............................................         26,015,000       26,049,860
    Phoenix Civic Improvement Corp. Water System Revenue, junior lien, Refunding, FGIC
       Insured, 5.00%, 7/01/26 ..............................................................          3,250,000        3,299,465
    Phoenix GO, Various Purpose, Series B, 5.00%, 7/01/27 ...................................          8,360,000        8,790,540
    Phoenix HFC Mortgage Revenue, Section 8 Project, Refunding, Series A, MBIA Insured,
       6.90%, 1/01/23 .......................................................................          1,080,000        1,079,806
    Phoenix IDA, SFMR, Series 1B, GNMA Secured, 6.20%, 6/01/22 ..............................             10,000           10,066
    Phoenix IDA Government Office Lease Revenue,
          Capitol Mall LLC II Project, AMBAC Insured, 5.00%, 9/15/21 ........................          4,300,000        4,413,133
          Capitol Mall LLC II Project, AMBAC Insured, 5.00%, 9/15/28 ........................          4,000,000        4,050,240
          Capitol Mall LLC II Project, Refunding, AMBAC Insured, 5.00%, 9/15/26 .............          3,445,000        3,545,697
          Capitol Mall Project, AMBAC Insured, Pre-Refunded, 5.50%, 9/15/27 .................         22,300,000       23,831,564
          Capitol Mall Project, Refunding, AMBAC Insured, 5.00%, 9/15/27 ....................          4,615,000        4,735,913
    Phoenix IDA Student Housing Revenue,
          Downtown Phoenix Student, Series C, AMBAC Insured, 5.00%, 7/01/37 .................         10,000,000       10,027,600
          Downtown Phoenix Student LLC, Series A, AMBAC Insured, 5.00%, 7/01/37 .............         18,400,000       18,450,784
    Phoenix Municipal Housing Revenue, Fillmore Gardens Project, Refunding, 6.30%,
       6/01/09 ..............................................................................            265,000          266,937


                             Semiannual Report | 95

Franklin Tax-Free Trust

    FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    ARIZONA (CONTINUED)
    Pima County IDA, SFMR, Series B-1, GNMA Secured, 6.10%, 5/01/31 .........................   $         30,000   $       30,210
    Pima County IDA Lease Revenue, Pima County Arizona, 5.00%, 9/01/39 ......................         15,000,000       14,767,500
    Pima County USD No. 1 Tucson GO, School Improvement, Project of 2004, Series D,
       FSA Insured, 5.00%,
          7/01/26 ...........................................................................          7,200,000        7,448,184
          7/01/27 ...........................................................................          4,450,000        4,585,591
    Pinal County Electric District No. 4 Electric System Revenue, 6.00%,
          12/01/23 ..........................................................................            525,000          544,047
          12/01/28 ..........................................................................            740,000          751,233
          12/01/38 ..........................................................................          1,150,000        1,143,514
    Salt River Project Agricultural Improvement and Power District Electric System Revenue,
          Salt River Project, Refunding, Series A, 5.00%, 1/01/23 ...........................          6,000,000        6,180,480
          Salt River Project, Refunding, Series A, 5.00%, 1/01/31 ...........................          1,375,000        1,394,112
          Salt River Project, Refunding, Series A, 5.00%, 1/01/35 ...........................         20,500,000       20,799,915
          Salt River Project, Series A, 5.00%, 1/01/37 ......................................         16,000,000       16,214,400
          Series A, 5.00%, 1/01/38 ..........................................................         10,000,000       10,155,800
    Salt Verde Financial Corp. Senior Gas Revenue, 5.00%,
          12/01/32 ..........................................................................         10,000,000        8,512,500
          12/01/37 ..........................................................................         10,000,000        8,370,800
    San Luis Civic Improvement Corp. Municipal Facilities Excise Tax Revenue, XLCA Insured,
       5.00%, 7/01/38 .......................................................................          8,650,000        8,151,587
    Scottsdale GO, Refunding, 5.00%, 7/01/22 ................................................          3,000,000        3,105,240
    Scottsdale IDA Hospital Revenue, Scottsdale Healthcare,
          Pre-Refunded, 5.70%, 12/01/21 .....................................................          2,000,000        2,210,520
          Pre-Refunded, 5.80%, 12/01/31 .....................................................         14,865,000       16,475,623
          Refunding, Series A, 5.25%, 9/01/30 ...............................................          5,000,000        4,762,000
    Scottsdale Municipal Property Corp. Excise Tax Revenue, Pre-Refunded, 5.00%, 7/01/24 ....          5,000,000        5,530,600
    Show Low IDA Hospital Revenue, Navapache Regional Medical Center, Radian Insured,
       5.00%,
          12/01/25 ..........................................................................          1,420,000        1,323,767
          12/01/30 ..........................................................................          5,160,000        4,604,526
          12/01/35 ..........................................................................          2,000,000        1,733,380
    Southern Arizona Capital Facilities Finance Corp. Student Housing Revenue, University of
       Arizona Project, MBIA Insured, Pre-Refunded, 5.10%, 9/01/33 ..........................          3,000,000        3,280,230
    Tempe Arizona IDA Lease Revenue, State University Foundation, AMBAC Insured, 5.00%,
          7/01/28 ...........................................................................          4,275,000        4,336,902
          7/01/34 ...........................................................................         11,510,000       11,558,112
    Tolleson IDA, MFR, Copper Cove Project, Series A, GNMA Secured,
          5.40%, 11/20/22 ...................................................................          1,090,000        1,078,195
          5.45%, 11/20/32 ...................................................................          1,285,000        1,236,774
    Tucson Airport Authority Inc. Revenue, sub. lien, AMBAC Insured, 5.35%, 6/01/31 .........         10,000,000        9,364,600
    Tucson IDA Lease Revenue, University of Arizona/Marshall Foundation, Series A,
    AMBAC Insured, 5.00%, 7/15/32 ...........................................................          1,000,000        1,003,420
    Tucson Water Revenue, Series D, FGIC Insured, Pre-Refunded, 5.25%, 7/01/23 ..............          3,000,000        3,089,820
    University Medical Center Corp. Revenue, 5.00%, 7/01/35 .................................          7,000,000        6,181,700
    University of Arizona COP,
          Parking and Student Housing, AMBAC Insured, Pre-Refunded, 5.75%, 6/01/24 ..........          1,115,000        1,146,599
          University of Arizona Projects, Series B, AMBAC Insured, 5.00%, 6/01/26 ...........          7,070,000        7,170,677


                             96 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    ARIZONA (CONTINUED)
    University of Arizona COP, (continued)
          University of Arizona Projects, Series B, AMBAC Insured, 5.00%, 6/01/28 ...........   $      7,000,000   $    7,055,300
          University of Arizona Projects, Series B, AMBAC Insured, 5.00%, 6/01/31 ...........          5,565,000        5,585,535
          University of Arizona Projects, Series B, AMBAC Insured, Pre-Refunded, 5.125%,
             6/01/22 ........................................................................          2,250,000        2,424,555
    University of Arizona University Revenues, Arizona Board of Regents System, Series A,
       FGIC Insured, Pre-Refunded, 5.80%, 6/01/24 ...........................................          2,000,000        2,097,220
    Yavapai County IDA Hospital Facility Revenue, Yavapai Regional Medical Center,
          Series A, 6.00%, 8/01/33 ..........................................................          2,000,000        2,001,540
          Series B, 5.625%, 8/01/33 .........................................................          2,315,000        2,209,089
          Series B, 5.625%, 8/01/37 .........................................................         12,435,000       11,748,961
    Yavapai County USD No. 28 Camp Verde GO, Refunding, FGIC Insured, 6.00%, 7/01/09 ........             75,000           75,865
    Yuma IDA Hospital Revenue, Yuma Regional Medical Center, FSA Insured, Pre-Refunded,
       5.50%, 8/01/21 .......................................................................          2,015,000        2,208,803
    Yuma Municipal Property Corp. Revenue, Municipal Facilities, AMBAC Insured, 5.00%,
       7/01/25 ..............................................................................          3,100,000        3,131,558
                                                                                                                   --------------
                                                                                                                      894,732,025
                                                                                                                   --------------
    U.S. TERRITORIES 17.0%
    PUERTO RICO 16.7%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
       Refunding, 5.50%, 5/15/39 ............................................................          5,000,000        4,459,150
    Puerto Rico Commonwealth GO,
          Public Improvement, Series A, 5.375%, 7/01/28 .....................................          3,355,000        3,364,730
          Series A, 5.25%, 7/01/37 ..........................................................         10,000,000        9,597,900
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
        Pre-Refunded,
          5.00%, 7/01/36 ....................................................................         10,000,000       11,229,500
          5.50%, 7/01/36 ....................................................................          8,550,000        9,894,915
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
          Series B, Pre-Refunded, 6.00%, 7/01/39 ............................................         19,600,000       21,083,328
          Series D, Pre-Refunded, 5.375%, 7/01/36 ...........................................          5,000,000        5,441,000
    Puerto Rico Electric Power Authority Power Revenue,
          Refunding, Series UU, FSA Insured, 5.00%, 7/01/24 .................................          6,000,000        6,150,180
          Series II, Pre-Refunded, 5.25%, 7/01/31 ...........................................          5,000,000        5,530,350
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Financing Authority Hospital Revenue,
          Dr. Pila Hospital Project, Refunding, FHA Insured, 5.875%, 8/01/12 ................          4,440,000        4,456,872
          Hospital Auxilio Mutuo Obligation Group Project, Series A, MBIA Insured, 6.25%,
             7/01/24 ........................................................................          2,790,000        2,796,891
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
          Refunding, Series D, 5.375%, 7/01/33 ..............................................          8,190,000        8,199,173
          Series D, Pre-Refunded, 5.375%, 7/01/33 ...........................................         21,810,000       23,651,200
          Series I, 5.00%, 7/01/36 ..........................................................          7,000,000        6,484,940
          Series I, Pre-Refunded, 5.375%, 7/01/34 ...........................................         40,000,000       44,140,800
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
          Pre-Refunded, 5.50%, 8/01/29 ......................................................         15,000,000       16,231,200
                                                                                                                   --------------
                                                                                                                      182,712,129
                                                                                                                   --------------


                             Semiannual Report | 97

Franklin Tax-Free Trust

    FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    VIRGIN ISLANDS 0.3%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/13..   $      2,500,000   $    2,526,400
    Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.50%,
       7/01/17 ..............................................................................          1,500,000        1,507,095
                                                                                                                   --------------
                                                                                                                        4,033,495
                                                                                                                   --------------
    TOTAL U.S. TERRITORIES ..................................................................                         186,745,624
                                                                                                                   --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $1,079,285,690) ................................................................                       1,081,477,649
                                                                                                                   --------------
    SHORT TERM INVESTMENTS 1.2%
    MUNICIPAL BONDS 1.2%
    U.S. TERRITORIES 1.2%
    PUERTO RICO 1.2%
(b) Puerto Rico Commonwealth, Refunding, Series B-2, FSA Insured, Weekly VRDN and Put,
       2.10%, 7/01/24 .......................................................................          1,100,000        1,100,000
(b) Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series A, Weekly VRDN and Put, 1.60%, 7/01/28 .............................          1,400,000        1,400,000
(b) Puerto Rico Commonwealth Revenue, Refunding, Series B-1, FSA Insured, Weekly VRDN and
       Put, 2.10%, 7/01/21 ..................................................................         10,700,000       10,700,000
                                                                                                                   --------------
    TOTAL SHORT TERM INVESTMENTS (COST $13,200,000) .........................................                          13,200,000
                                                                                                                   --------------
    TOTAL INVESTMENTS (COST $1,092,485,690) 99.9% ...........................................                       1,094,677,649
    OTHER ASSETS, LESS LIABILITIES 0.1% .....................................................                             655,395
                                                                                                                   --------------
    NET ASSETS 100.0% .......................................................................                      $1,095,333,044
                                                                                                                   ==============

See Selected Portfolio Abbreviations on page 198.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             98 | Semiannual Report

Franklin Tax-Free Fund

FINANCIAL HIGHLIGHTS

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                     YEAR ENDED FEBRUARY 28,
                                            AUGUST 31, 2008   --------------------------------------------------------
CLASS A                                       (UNAUDITED)      2008(a)      2007        2006        2005       2004(a)
-------                                    ----------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...      $  11.14        $  12.10    $  12.03    $  12.04    $  12.19    $  11.98
                                              --------        --------    --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ............          0.26            0.51        0.51        0.53        0.54        0.55
   Net realized and unrealized gains
      (losses) .........................          0.34           (0.97)       0.08       (0.01)      (0.15)       0.19
                                              --------        --------    --------    --------    --------    --------
Total from investment operations .......          0.60           (0.46)       0.59        0.52        0.39        0.74
                                              --------        --------    --------    --------    --------    --------
Less distributions from net investment
   income .............................          (0.25)          (0.50)      (0.52)      (0.53)      (0.54)      (0.53)
                                              --------        --------    --------    --------    --------    --------
Redemption fees ........................            --(d)           --(d)       --(d)       --(d)       --(d)       --
                                              --------        --------    --------    --------    --------    --------
Net asset value, end of period .........      $  11.49        $  11.14    $  12.10    $  12.03    $  12.04    $  12.19
                                              ========        ========    ========    ========    ========    ========
Total return(e) ........................          5.43%          (3.94)%      5.04%       4.41%       3.39%       6.39%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................          0.65%           0.67%       0.68%       0.69%       0.69%       0.69%
Net investment income ..................          4.38%           4.27%       4.31%       4.40%       4.52%       4.56%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $494,813        $444,475    $426,482    $382,608    $346,589    $339,134
Portfolio turnover rate ................          5.91%          22.57%      15.20%      23.19%      30.06%      17.79%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 99

Franklin Tax-Free Trust

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                     YEAR ENDED FEBRUARY 28,
                                            AUGUST 31, 2008   --------------------------------------------------
CLASS C                                       (UNAUDITED)     2008(a)     2007       2006       2005     2004(a)
-------                                    ----------------   -------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...         $11.22       $12.19    $ 12.12    $ 12.13    $ 12.27    $ 12.06
                                                 ------       ------    -------    -------    -------    -------
Income from investment operations(b):
   Net investment income(c) ............           0.22         0.44       0.45       0.47       0.48       0.48
   Net realized and unrealized gains
      (losses) .........................           0.36        (0.97)      0.07      (0.01)     (0.14)      0.20
                                                 ------       ------    -------    -------    -------    -------
Total from investment operations .......           0.58        (0.53)      0.52       0.46       0.34       0.68
                                                 ------       ------    -------    -------    -------    -------
Less distributions from net investment
   income ..............................          (0.22)       (0.44)     (0.45)     (0.47)     (0.48)     (0.47)
                                                 ------       ------    -------    -------    -------    -------
Redemption fees ........................             --(d)        --(d)      --(d)      --(d)      --(d)      --
                                                 ------       ------    -------    -------    -------    -------
Net asset value, end of period .........         $ 11.58      $ 11.22   $ 12.19    $ 12.12    $ 12.13    $ 12.27
                                                 ======       ======    =======    =======    =======    =======
Total return(e) ........................            5.19%       (4.52)%    4.43%      3.81%      2.88%      5.75%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................            1.20%        1.22%     1.23%      1.24%      1.24%      1.26%
Net investment income ..................            3.83%        3.72%     3.76%      3.85%      3.97%      3.99%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......         $71,496      $56,146   $50,938    $43,676    $40,875    $43,075
Portfolio turnover rate ................            5.91%       22.57%    15.20%     23.19%     30.06%     17.79%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             100 | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

    FRANKLIN COLORADO TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS 97.1%
    COLORADO 93.8%
    Adams County Revenue, FHA Insured Mortgage, Platte Valley Medical Center, Refunding,
       MBIA Insured, 5.00%, 2/01/31 .........................................................   $     10,000,000   $   10,063,400
    Arapahoe County Water and Wastewater GO, Refunding, Series A, MBIA Insured, 5.125%,
       12/01/32 .............................................................................         15,000,000       15,195,450
    Arkansas River Power Authority Power Revenue, Improvement, XLCA Insured,
       5.25%, 10/01/32 ......................................................................          1,690,000        1,475,083
       5.25%, 10/01/40 ......................................................................          8,200,000        6,960,406
       5.00%, 10/01/43 ......................................................................         10,000,000        8,193,100
    Arvada IDR, Wanco Inc. Project, 5.80%, 12/01/17 .........................................            480,000          481,963
    Aurora COP, AMBAC Insured, Pre-Refunded, 5.50%, 12/01/30.................................          4,935,000        5,302,608
    Aurora Hospital Revenue, The Children's Hospital Association Project, Series D,
       FSA Insured, 5.00%, 12/01/33 .........................................................         11,000,000       11,131,120
    Aurora Water Improvement Revenue, first lien, Series A, AMBAC Insured, 5.00%,
       8/01/36 ..............................................................................         10,000,000        9,999,500
       8/01/39 ..............................................................................         23,000,000       22,927,090
    Boulder County Development Revenue, University Corp. for Atmospheric Research,
       MBIA Insured, 5.00%, 9/01/33 .........................................................          1,500,000        1,468,560
    Bowles Metropolitan District GO, Refunding, FSA Insured, 5.00%, 12/01/33.................          2,500,000        2,522,750
    Broadlands Metropolitan District No. 2 GO, Refunding, MBIA Insured, 5.25%, 12/01/34 .....          8,655,000        8,918,718
    Broomfield COP,
       Master Facilities Lease Purchase, AMBAC Insured, 5.625%, 12/01/22.....................          1,535,000        1,575,524
       Refunding, AMBAC Insured, 6.00%, 12/01/29.............................................          2,000,000        2,064,560
    Broomfield Sales and Use Tax Revenue, Refunding and Improvement, Series A, AMBAC Insured,
       5.00%, 12/01/27 ......................................................................         10,000,000       10,178,800
    Broomfield Sewer Activity Enterprise Sewer and Wastewater Revenue, AMBAC Insured, 5.00%,
       12/01/31 .............................................................................          7,500,000        7,458,600
    Colorado Board of Governors University Enterprise System Revenue, Series A, FGIC Insured,
       5.00%, 3/01/37 .......................................................................         13,000,000       12,786,540
    Colorado Department of Transportation COP, MBIA Insured, 5.00%, 6/15/34 .................          6,915,000        6,884,712
    Colorado Educational and Cultural Facilities Authority Revenue,
       James Irwin Charter School, Refunding and Improvement, CIFG Insured, 5.00%, 8/01/37...          6,060,000        5,888,320
       Student Housing, Campus Village Apartments, Refunding, 5.50%, 6/01/38 ................          9,000,000        8,667,900
       Student Housing, University of Colorado Foundation Project, AMBAC Insured,
          Pre-Refunded, 5.00%, 7/01/27 ......................................................          6,545,000        7,108,197
       Student Housing, University of Colorado Foundation Project, AMBAC Insured,
          Pre-Refunded, 5.00%, 7/01/32 ......................................................         10,005,000       10,865,930
    Colorado Health Facilities Authority Revenue,
       Catholic Health, Series C-7, FSA Insured, 5.00%, 9/01/36 .............................          6,400,000        6,352,320
       Evangelical Lutheran Project, 5.25%, 6/01/31 .........................................          4,000,000        3,678,960
       Evangelical Lutheran Project, Series A, 5.25%, 6/01/34 ...............................          3,500,000        3,217,725
       Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured,
          5.00%, 12/01/25 ...................................................................          3,050,000        2,803,194
       Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured,
          5.00%, 12/01/26 ...................................................................          3,205,000        2,919,851
       Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured,
          5.00%, 12/01/27 ...................................................................          3,365,000        3,038,427


                            Semiannual Report | 101

Franklin Tax-Free Trust

    FRANKLIN COLORADO TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    COLORADO (CONTINUED)
    Colorado Health Facilities Authority Revenue, (continued)
       Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured,
          5.00%, 12/01/30 ...................................................................   $      3,000,000   $    2,636,040
       Hospital, Refunding, Series A, FSA Insured, 5.20%, 3/01/31 ...........................         10,000,000       10,008,800
       Hospital Improvement, North Colorado Medical Center Inc. Project, FSA Insured,
          Pre-Refunded, 5.75%, 5/15/24 ......................................................          5,000,000        5,184,400
       Kaiser Permanente, Series A, ETM, 5.35%, 11/01/16 ....................................          8,000,000        8,186,560
       Parkview Medical Center Inc. Project, Pre-Refunded, 5.25%, 9/01/18 ...................          1,660,000        1,660,000
       Parkview Medical Center Inc. Project, Pre-Refunded, 5.30%, 9/01/25 ...................          1,615,000        1,615,000
       Portercare Adventist Health, Pre-Refunded, 6.625%, 11/15/26 ..........................          2,500,000        2,830,525
       Portercare Adventist Health, Pre-Refunded, 6.50%, 11/15/31 ...........................          5,500,000        6,206,200
       Valley View Hospital Assn., Refunding, 5.75%, 5/15/36 ................................          2,000,000        1,914,480
       Yampa Valley Medical Center Project, Refunding, 5.125%, 9/15/29 ......................          4,000,000        3,485,680
    Colorado HFAR,
       MF, Project II, Series A-2, 5.30%, 10/01/23 ..........................................          1,645,000        1,659,163
       MF, Project II, Series A-2, 5.375%, 10/01/32 .........................................          3,605,000        3,614,445
       MFH, Castle High, Series A, AMBAC Insured, 5.90%, 12/01/20 ...........................          2,630,000        2,658,983
       MFH Insured Mortgage, Series A-2, FHA Insured, 6.00%, 10/01/28 .......................          1,000,000        1,002,450
       MFH Insured Mortgage, Series C-3, 6.05%, 10/01/32 ....................................            475,000          477,684
    Colorado Springs Hospital Revenue,
       6.375%, 12/15/30 .....................................................................          3,785,000        3,918,573
       FSA Insured, 5.00%, 12/15/32 .........................................................         11,250,000       11,233,462
       Pre-Refunded, 6.375%, 12/15/30 .......................................................          3,715,000        4,086,314
    Colorado Springs Utilities Revenue, sub. lien, System Improvement, Series B, 5.00%,
       11/15/33 .............................................................................          4,000,000        4,037,960
    Colorado State COP, University of Colorado Denver Health Sciences Center Fitzsimons
       Academic Facility Project, Series B, MBIA Insured, 5.00%, 11/01/30 ...................          5,000,000        5,032,550
    Colorado State Health Facilities Authority Revenue, Parkview Medical Center Inc. Project,
       Series A, 5.00%, 9/01/37 .............................................................          8,000,000        7,068,400
    Colorado Water Resources and Power Development Authority Clean Water Revenue, Series A,
       6.15%, 9/01/11 .......................................................................            125,000          125,231
       6.30%, 9/01/14 .......................................................................             25,000           25,048
    Colorado Water Resources and Power Development Authority Small Water Resource Revenue,
       Series A, FGIC Insured,
          5.80%, 11/01/20 ...................................................................            800,000          827,264
          Pre-Refunded, 5.80%, 11/01/20 .....................................................          1,200,000        1,291,056
    Colorado Water Resources and Power Development Authority Water Resources Revenue,
       Arapahoe County Water Improvement, Series E, MBIA Insured, 5.00%, 12/01/35 ...........         10,000,000       10,047,500
       East Cherry Creek Valley Water Sanitary District, MBIA Insured, 5.00%, 11/15/30 ......          2,590,000        2,591,347
       Parker Water and Sanitary District, MBIA Insured, 5.00%, 9/01/30 .....................          5,000,000        5,002,550
    Commerce City COP, AMBAC Insured, 5.00%, 12/15/37 .......................................         13,975,000       14,058,710
    Denver City and County Airport Revenue,
       Refunding, Series A, AMBAC Insured, 5.625%, 11/15/23 .................................          4,500,000        4,500,945
       Series B, Pre-Refunded, 5.50%, 11/15/33 ..............................................          5,000,000        5,633,050
       Series D, 7.75%, 11/15/13 ............................................................            875,000          947,511
    Denver City and County COP, Series B, AMBAC Insured, Pre-Refunded, 5.50%, 12/01/25 ......          7,000,000        7,556,150


                            102 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN COLORADO TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    COLORADO (CONTINUED)
    Denver Convention Center Hotel Authority Revenue, Refunding, senior bond, XLCA Insured,
       5.00%, 12/01/30 ......................................................................   $     15,000,000   $   12,732,300
    Denver Health and Hospital Authority Healthcare Revenue,
       Refunding, Series A, 5.25%, 12/01/31 .................................................          9,250,000        8,439,422
       Series A, Pre-Refunded, 6.00%, 12/01/23 ..............................................          1,000,000        1,106,970
       Series A, Pre-Refunded, 6.00%, 12/01/31 ..............................................          5,400,000        5,977,638
       Series A, Pre-Refunded, 6.25%, 12/01/33 ..............................................          3,250,000        3,818,198
    Dove Valley Metropolitan District Arapahoe County GO, Refunding, FSA Insured, 5.00%,
       11/01/35 .............................................................................          6,375,000        6,420,326
    E-470 Public Highway Authority Revenue,
       Capital Appreciation, Series A, MBIA Insured, zero cpn., 9/01/33 .....................          3,000,000          679,680
       Capital Appreciation, Series B, MBIA Insured, zero cpn., 9/01/32 .....................          7,800,000        1,884,090
       Capital Appreciation, Series B, MBIA Insured, zero cpn., 9/01/34 .....................         14,075,000        2,982,352
       Senior Series A, MBIA Insured, Pre-Refunded, 5.75%, 9/01/29 ..........................          4,575,000        4,946,399
       Senior Series A, MBIA Insured, Pre-Refunded, 5.75%, 9/01/35 ..........................         10,825,000       11,703,773
    El Paso County Mortgage Revenue, Stetson Meadows, Series A, GNMA Secured, 5.25%,
       12/20/32 .............................................................................          1,890,000        1,760,119
    El Paso County School District No. 38 GO, Pre-Refunded, 6.00%, 12/01/24 .................          1,500,000        1,626,360
    Erie Water Enterprise Revenue, Series A, FSA Insured, 5.00%, 12/01/32 ...................         10,000,000       10,124,800
    Fort Lewis College Board Trustees Enterprise Revenue, Series B-1, FGIC Insured, 5.00%,
       10/01/37 .............................................................................         12,830,000       11,728,160
    Garfield County Building Corp. COP, AMBAC Insured, Pre-Refunded, 5.75%,
       12/01/19 .............................................................................          1,500,000        1,586,670
       12/01/24 .............................................................................          1,000,000        1,057,780
    La Junta Hospital Revenue, Ark Valley Regional Medical Center Project,
       5.75%, 4/01/14 .......................................................................          2,090,000        2,112,739
       6.00%, 4/01/19 .......................................................................          1,000,000        1,006,200
       6.10%, 4/01/24 .......................................................................          1,000,000        1,004,100
    Northwest Parkway Public Highway Authority Revenue, Series A, AMBAC Insured, Pre-Refunded,
       5.125%,
          6/15/26 ...........................................................................          6,550,000        7,105,113
          6/15/31 ...........................................................................          4,465,000        4,843,409
    Public Authority for Colorado Energy Natural Gas Purpose Revenue, 6.50%, 11/15/38 .......         10,000,000        9,715,800
    Pueblo Board Waterworks Water Revenue, Series A, FSA Insured, Pre-Refunded, 6.00%,
       11/01/21 .............................................................................          4,300,000        4,658,577
    Pueblo County School District No. 70 Pueblo Rural GO, FGIC Insured, Pre-Refunded, 6.00%,
       12/01/19 .............................................................................          3,995,000        4,198,985
    Regional Transportation District Sales Tax Revenue, Fastracks Project,
       Refunding, Series A, FSA Insured, 4.50%, 11/01/35 ....................................          5,000,000        4,679,800
       Series A, AMBAC Insured, 5.00%, 11/01/31 .............................................         15,000,000       15,209,700
    Saddle Rock South Metropolitan District No. 4 GO, Refunding, FSA Insured, 4.50%,
       12/01/34 .............................................................................          4,000,000        3,630,800
    Summit County Sports Facilities Revenue, Keystone Resorts Project, Ralston Purina Co.,
       Refunding, 7.875%, 9/01/08 ...........................................................          2,750,000        2,750,000
    Thornton Development Authority Tax Increment Revenue, North Washington Street Urban
       Renewal, MBIA Insured, 5.00%, 12/01/29 ...............................................          6,100,000        6,253,964
    Thornton Water Enterprise Revenue, MBIA Insured, 5.00%, 12/01/29 ........................          7,010,000        7,186,932


                            Semiannual Report | 103

Franklin Tax-Free Trust

    FRANKLIN COLORADO TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    COLORADO (CONTINUED)
    University of Colorado COP, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/33 .......   $      3,570,000   $    3,865,168
    University of Colorado Enterprise System Revenue, University of Colorado Regents, MBIA
       Insured, 5.00%, 6/01/32 ..............................................................          5,000,000        5,077,500
    University of Colorado Hospital Authority Revenue, Series A,
          5.00%, 11/15/37 ...................................................................          2,000,000        1,758,140
          5.25%, 11/15/39 ...................................................................          3,000,000        2,727,840
          Pre-Refunded, 5.60%, 11/15/25 .....................................................          1,900,000        2,074,325
    University of Northern Colorado Revenue,
          Auxiliary Facilities Systems, Refunding and Improvement, AMBAC Insured, 5.00%,
             6/01/31 ........................................................................          3,000,000        3,004,320
          FSA Insured, 5.00%, 6/01/30 .......................................................          1,580,000        1,602,452
    Ute Water Conservancy District Water Revenue, MBIA Insured, 5.75%, 6/15/20 ..............          5,000,000        5,253,450
    Westminster Building Authority COP, MBIA Insured, 5.25%, 12/01/22 .......................          1,555,000        1,605,802
                                                                                                                   --------------
                                                                                                                      531,153,492
                                                                                                                   --------------
    U.S. TERRITORIES 3.3%
    PUERTO RICO 2.4%
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
       Series B, 5.00%, 7/01/41 .............................................................          5,000,000        4,797,400
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%,
          7/01/22 ...........................................................................          1,335,000        1,337,723
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
          Refunding, Series D, 5.375%, 7/01/33 ..............................................          2,120,000        2,122,375
          Series I, Pre-Refunded, 5.375%, 7/01/34 ...........................................          5,000,000        5,517,600
                                                                                                                   --------------
                                                                                                                       13,775,098
                                                                                                                   --------------
    VIRGIN ISLANDS 0.9%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
          5.40%, 10/01/12 ...................................................................          2,500,000        2,526,600
          5.50%, 10/01/22 ...................................................................          2,500,000        2,478,150
                                                                                                                   --------------
                                                                                                                        5,004,750
                                                                                                                   --------------
    TOTAL U.S. TERRITORIES ..................................................................                          18,779,848
                                                                                                                   --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $549,929,438) .................                         549,933,340
                                                                                                                   --------------
    SHORT TERM INVESTMENTS 1.5%
    MUNICIPAL BONDS 1.5%
    COLORADO 1.4%
(a) Colorado Educational and Cultural Facilities Authority Revenue, National Jewish
       Federation Bond Program, Refunding,
          Series A-8, Daily VRDN and Put, 2.35%, 9/01/35 ....................................            900,000          900,000
          Series D-1, Daily VRDN and Put, 2.35%, 7/01/36 ....................................            700,000          700,000
(a) East Cherry Creek Valley Water and Sanitation District Arapahoe County Revenue,
       Refunding, MBIA Insured, Weekly VRDN and Put, 2.34%, 11/15/34 ........................          6,580,000        6,580,000
                                                                                                                   --------------
                                                                                                                        8,180,000
                                                                                                                   --------------


                             104 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN COLORADO TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 0.1%
    PUERTO RICO 0.1%
(a) Puerto Rico Commonwealth Revenue, Refunding, Series B-1, FSA Insured, Weekly VRDN and
       Put, 2.10%, 7/01/21 ..................................................................   $        300,000   $      300,000
                                                                                                                   --------------
TOTAL SHORT TERM INVESTMENTS (COST $8,480,000) ..............................................                           8,480,000
                                                                                                                   --------------
TOTAL INVESTMENTS (COST $558,409,438) 98.6% .................................................                         558,413,340
OTHER ASSETS, LESS LIABILITIES 1.4% .........................................................                           7,895,491
                                                                                                                   --------------
NET ASSETS 100.0% ...........................................................................                      $  566,308,831
                                                                                                                   ==============

See Selected Portfolio Abbreviations on page 198.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 105

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                     YEAR ENDED FEBRUARY 28,
                                           AUGUST 31, 2008    ----------------------------------------------------------
CLASS A                                      (UNAUDITED)      2008(a)        2007         2006       2005       2004(a)
-------                                    ----------------   -------      --------     --------   --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $  10.39        $  11.13     $  11.10     $  11.11   $  11.12     $  11.10
                                              --------        --------     --------     --------   --------     --------
Income from investment operations(b):
   Net investment income(c).............          0.23            0.45         0.46         0.48       0.49         0.49
   Net realized and unrealized gains
      (losses) .........................          0.31           (0.73)        0.04        (0.01)     (0.02)        0.02
                                              --------        --------     --------     --------   --------     --------
Total from investment operations .......          0.54           (0.28)        0.50         0.47       0.47         0.51
                                              --------        --------     --------     --------   --------     --------
Less distributions from net investment
   income ..............................         (0.23)          (0.46)       (0.47)       (0.48)     (0.48)       (0.49)
                                              --------        --------     --------     --------   --------     --------
Redemption fees ........................            --(d)           --(d)        --(d)        --         --(d)        --
                                              --------        --------     --------     --------   --------     --------
Net asset value, end of period .........      $  10.70        $  10.39     $  11.13     $  11.10   $  11.11     $  11.12
                                              ========        ========     ========     ========   ========     ========
Total return(e).........................          5.18%          (2.66)%       4.61%        4.33%      4.38%        4.72%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................          0.67%           0.69%        0.70%        0.71%      0.71%        0.70%
Net investment income ..................          4.16%           4.16%        4.21%        4.30%      4.46%        4.43%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $362,375        $315,908     $305,258     $274,407   $249,286     $265,854
Portfolio turnover rate ................          2.82%          13.47%       11.18%        7.73%      2.77%        6.79%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             106 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                     YEAR ENDED FEBRUARY 28,
                                           AUGUST 31, 2008    -----------------------------------------------------
CLASS C                                      (UNAUDITED)      2008(a)      2007        2006       2005      2004(a)
-------                                    ----------------   -------     -------     -------   -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $  10.44        $ 11.19     $ 11.15     $ 11.16   $ 11.17     $ 11.15
                                              --------        -------     -------     -------   -------     -------
Income from investment operations(b):
   Net investment income(c).............          0.20           0.40        0.41        0.42      0.43        0.43
   Net realized and unrealized gains
   (losses) ............................          0.32          (0.75)       0.04       (0.01)    (0.02)       0.02
                                              --------        -------     -------     -------   -------     -------
Total from investment operations .......          0.52          (0.35)       0.45        0.41      0.41        0.45
                                              --------        -------     -------     -------   -------     -------
Less distributions from net investment
   income ..............................         (0.20)         (0.40)      (0.41)      (0.42)    (0.42)      (0.43)
                                              --------        -------     -------     -------   -------     -------
Redemption fees ........................            --(d)          --(d)       --(d)       --        --(d)       --
                                              --------        -------     -------     -------   -------     -------
Net asset value, end of period .........      $  10.76        $ 10.44     $ 11.19     $ 11.15   $ 11.16     $ 11.17
                                              ========        =======     =======     =======   =======     =======
Total return(e).........................          4.95%         (3.28)%      4.10%       3.75%     3.78%       4.12%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................          1.22%          1.24%       1.25%       1.26%     1.26%       1.27%
Net investment income ..................          3.61%          3.61%       3.66%       3.75%     3.91%       3.86%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $ 69,023        $55,126     $52,623     $45,564   $40,942     $42,817
Portfolio turnover rate ................          2.82%         13.47%      11.18%       7.73%     2.77%       6.79%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 107

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

    FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS 99.6%
    CONNECTICUT 75.6%
    Bridgeport GO, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/15/19 ....................   $      1,000,000   $    1,077,660
    Connecticut State Airport Revenue, Bradley International Airport, Series A, FGIC Insured,
       5.125%, 10/01/26 .....................................................................          3,000,000        2,855,550
    Connecticut State Development Authority First Mortgage Gross Revenue, Health Care
       Project,
          5.75%, 12/01/23 ...................................................................            750,000          752,947
          Baptist Homes Inc. Project, Refunding, Radian Insured, 5.625%, 9/01/22 ............          2,000,000        2,028,240
          Church Homes Inc., Refunding, 5.80%, 4/01/21 ......................................          4,000,000        4,002,680
          Elim Park Baptist Home, Refunding, Series A, 5.375%, 12/01/18 .....................          1,100,000        1,101,144
    Connecticut State Development Authority PCR, Connecticut Light and Water, Refunding,
       Series A, 5.85%, 9/01/28 .............................................................          5,500,000        5,487,130
    Connecticut State Development Authority Revenue, Life Care Facilities, Seabury Project,
       Refunding, Radian Insured, 5.00%, 9/01/21 ............................................          2,000,000        1,973,680
    Connecticut State Development Authority Solid Waste Disposal Facilities Revenue, PSEG
       Power LLC Project, Series A, 5.75%, 11/01/37 .........................................          5,000,000        4,579,650
    Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co.
       Project, 6.15%, 4/01/35 ..............................................................          1,000,000        1,015,530
    Connecticut State GO,
          Series B, FSA Insured, 5.00%, 5/01/26 .............................................          3,040,000        3,155,338
          Series B, Pre-Refunded, 5.00%, 6/15/20 ............................................         10,000,000       10,683,800
          Series B, Pre-Refunded, 5.00%, 6/15/22 ............................................          2,000,000        2,166,440
          Series C, FSA Insured, 5.00%, 6/01/26 .............................................          5,000,000        5,178,100
    Connecticut State Health and Educational Facilities Authority Revenue,
          Brunswick School, Series A, MBIA Insured, 5.00%, 7/01/29 ..........................          5,000,000        5,029,100
          Canterbury School, Series B, Radian Insured, 5.00%, 7/01/36 .......................          1,000,000          921,100
          Catholic Health East, Series F, MBIA Insured, 5.75%, 11/15/29 .....................          3,250,000        3,353,577
          Child Care Facilities Program, Series C, AMBAC Insured, 5.625%, 7/01/29 ...........          1,215,000        1,254,208
          Child Care Facilities Program, Series E, AMBAC Insured, 5.00%, 7/01/31 ............          1,000,000        1,010,330
          Connecticut College, Series D-1, MBIA Insured, Pre-Refunded, 5.75%, 7/01/30 .......          1,000,000        1,074,980
          Danbury Hospital Issue, Refunding, Series G, AMBAC Insured, 5.75%, 7/01/29 ........          3,500,000        3,586,625
          Eastern Connecticut Health Network, Refunding, Series A, Radian Insured, 6.00%,
             7/01/25 ........................................................................          2,965,000        3,006,125
          Eastern Connecticut Health Network, Refunding, Series C, Radian Insured, 5.125%,
             7/01/30 ........................................................................          2,500,000        2,263,700
          Eastern Connecticut Health Network, Series A, Radian Insured, Pre-Refunded, 6.00%,
             7/01/25 ........................................................................          6,230,000        6,719,055
          Fairfield University, Series I, MBIA Insured, Pre-Refunded, 5.25%, 7/01/25 ........          1,500,000        1,559,085
          Fairfield University, Series I, MBIA Insured, Pre-Refunded, 5.50%, 7/01/29 ........          8,000,000        8,331,440
          Fairfield University, Series J, MBIA Insured, Pre-Refunded, 5.00%, 7/01/29 ........          3,000,000        3,208,320
          Fairfield University, Series M, 5.00%, 7/01/26 ....................................            450,000          455,198
          Fairfield University, Series M, 5.00%, 7/01/34 ....................................          1,000,000          975,850
          Fairfield University, Series N, 5.00%, 7/01/29 ....................................          5,000,000        5,046,050
          Greenwich Academy, Series B, FSA Insured, Pre-Refunded, 5.00%, 3/01/32 ............          4,210,000        4,528,823
          Hartford University, Series G, Radian Insured, 5.25%, 7/01/26 .....................          5,000,000        4,842,150
          Hebrew Home and Hospital, Series B, FHA Insured, 5.15%, 8/01/28 ...................          3,225,000        3,231,805
          Horace Bushnell Memorial Hall, Series A, MBIA Insured, 5.625%, 7/01/29 ............          1,000,000        1,023,990
          Hospital for Special Care, Series C, Radian Insured, 5.25%, 7/01/37 ...............          2,500,000        2,200,800
          Loomis Chafee School, Series G, 5.00%, 7/01/30 ....................................          3,000,000        2,976,180
          Loomis Chafee School, Series G, 5.00%, 7/01/38 ....................................          6,285,000        6,122,973


                             108 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CONNECTICUT (CONTINUED)
    Connecticut State Health and Educational Facilities Authority Revenue, (continued)
          Lutheran General Health Care System, ETM, 7.375%, 7/01/19 .........................   $        400,000   $      483,940
          Miss Porter's School Issue, Series B, AMBAC Insured, 5.00%, 7/01/26 ...............          2,730,000        2,782,935
          Miss Porter's School Issue, Series B, AMBAC Insured, 5.00%, 7/01/36 ...............          4,415,000        4,445,949
          New Horizons Village Project, 7.30%, 11/01/16 .....................................          2,905,000        2,911,856
          Norwich Free Academy, Series A, AMBAC Insured, 5.00%, 7/01/34 .....................          1,675,000        1,687,495
          Quinnipiac University, Series H, AMBAC Insured, 5.00%, 7/01/36 ....................          5,000,000        4,999,650
      (a) Quinnipiac University, Series J, MBIA Insured, 5.00%, 7/01/37 .....................         15,000,000       14,773,650
          Quinnipiac University, Series K1, MBIA Insured, 5.00%, 7/01/31 ....................          4,000,000        4,005,880
          Renbrook School, Series A, AMBAC Insured, 5.00%, 7/01/37 ..........................          1,170,000        1,175,721
          Sacred Heart University, Refunding, Series E, Radian Insured, 5.00%, 7/01/28 ......          4,000,000        3,825,200
          Sacred Heart University, Series C, 6.50%, 7/01/16 .................................            205,000          205,713
          Sacred Heart University, Series C, 6.625%, 7/01/26 ................................            785,000          786,539
          Salisbury School, Series C, Assured Guaranty, 5.00%, 7/01/38 ......................          5,000,000        4,938,550
          Series B, MBIA Insured, 5.00%, 7/01/33 ............................................          2,000,000        2,014,340
          St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ..........................          4,615,000        4,244,923
          The William W. Backus Hospital, Series F, FSA Insured, 5.00%, 7/01/28 .............          1,500,000        1,525,530
          The William W. Backus Hospital, Series F, FSA Insured, 5.125%, 7/01/35 ............          4,025,000        4,047,862
          Trinity College, Refunding, Series J, MBIA Insured, 4.50%, 7/01/37 ................          2,000,000        1,837,160
          Trinity College, Series G, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/31 ............          5,425,000        5,860,139
          Trinity College, Series H, MBIA Insured, 5.00%, 7/01/26 ...........................          1,855,000        1,887,685
          University of Connecticut Foundation, Series A, Pre-Refunded, 5.375%, 7/01/29 .....          1,250,000        1,261,200
          Village Families and Children, Series A, AMBAC Insured, 5.00%, 7/01/32 ............          1,000,000        1,010,170
          Westminster School, Series E, XLCA Insured, 5.00%, 7/01/37 ........................         10,660,000       10,499,141
          Westover School, Series A, Radian Insured, Pre-Refunded, 5.70%, 7/01/30 ...........          2,000,000        2,146,320
          Yale University, Series Y-1, 5.00%, 7/01/35 .......................................         15,000,000       15,285,450
          Yale University, Series Z-1, 5.00%, 7/01/42 .......................................         10,000,000       10,135,000
          Yale-New Haven Hospital, Series J-1, AMBAC Insured, 5.00%, 7/01/31 ................         12,500,000       12,555,375
    Connecticut State HFAR,
          Housing Mortgage Finance Program, Refunding, Sub Series E-2, 5.20%, 11/15/21 ......          1,840,000        1,833,431
          Housing Mortgage Finance Program, Series B, 6.10%, 11/15/31 .......................          2,715,000        2,723,661
          Housing Mortgage Finance Program, Sub Series E-4, 5.05%, 5/15/28 ..................          4,650,000        4,329,847
          Special Obligation, Special Needs Housing, Series 1, AMBAC Insured, 5.00%, 6/15/22           1,000,000        1,032,330
          Special Obligation, Special Needs Housing, Series 1, AMBAC Insured, 5.00%, 6/15/32           1,000,000        1,007,910
    Connecticut State Higher Education Supplemental Loan Authority Revenue, Family Education
       Loan Program, Series A,
          AMBAC Insured, 6.00%, 11/15/18 ....................................................            645,000          620,355
          MBIA Insured, 5.50%, 11/15/17 .....................................................            520,000          518,471
    Connecticut State Revenue, Revolving Fund, Series A, 5.00%,
          7/01/26 ...........................................................................          6,025,000        6,261,782
          7/01/27 ...........................................................................          4,060,000        4,208,677
    Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure,
          Series A, FSA Insured, Pre-Refunded, 5.375%, 10/01/18 .............................          1,000,000        1,087,970
          Series B, AMBAC Insured, 5.00%, 12/01/20 ..........................................          5,000,000        5,159,500
          Series B, AMBAC Insured, 5.00%, 12/01/22 ..........................................          1,000,000        1,025,250
    Greater New Haven Water Pollution Control Authority Regional Water Revenue,
          Refunding, Series A, MBIA Insured, 5.00%, 11/15/24 ................................          3,315,000        3,391,179
          Refunding, Series A, MBIA Insured, 5.00%, 8/15/35 .................................          5,750,000        5,624,880
          Series A, FSA Insured, 5.00%, 11/15/37 ............................................          3,000,000        3,035,640


                             Semiannual Report | 109

Franklin Tax-Free Trust

    FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CONNECTICUT (CONTINUED)
    Hartford GO, AMBAC Insured, 5.00%,
          7/15/23 ...........................................................................   $      1,000,000   $    1,042,850
          7/15/25 ...........................................................................          1,000,000        1,034,090
    New Haven GO, Series C, MBIA Insured,
          ETM, 5.00%, 11/01/22 ..............................................................             25,000           27,201
          Pre-Refunded, 5.00%, 11/01/22 .....................................................          2,975,000        3,272,649
    South Central Regional Water Authority Water System Revenue,
          Eighteenth Series B, MBIA Insured, 5.25%, 8/01/29 .................................          1,000,000        1,031,860
          Eighteenth Series B, MBIA Insured, 5.25%, 8/01/32 .................................          1,000,000        1,021,090
          Eighteenth Series B-1, MBIA Insured, 5.00%, 8/01/26 ...............................          3,500,000        3,553,480
          Refunding, Twenty-second Series, FSA Insured, 5.00%, 8/01/38 ......................          5,000,000        5,054,300
          Series A, MBIA Insured, 5.00%, 8/01/33 ............................................          6,000,000        5,974,320
    University of Connecticut Revenue, Student Fee,
          Refunding, Series A, FGIC Insured, 5.00%, 11/15/26 ................................         10,000,000       10,275,400
          Series A, 5.00%, 5/15/23 ..........................................................         10,000,000       10,305,300
          Series A, FGIC Insured, Pre-Refunded, 6.00%, 11/15/25 .............................          1,500,000        1,641,630
                                                                                                                   --------------
                                                                                                                      326,207,779
                                                                                                                   --------------
    U.S. TERRITORIES 24.0%
    PUERTO RICO 22.6%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
       Refunding, 5.50%, 5/15/39 ............................................................          4,000,000        3,567,320
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
          6.00%, 7/01/44 ....................................................................          1,000,000        1,038,240
          Assured Guaranty, 5.00%, 7/01/28 ..................................................          2,000,000        2,037,180
    Puerto Rico Commonwealth GO, Public Improvement,
          FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ........................................          1,165,000        1,254,810
          MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ........................................          1,000,000        1,058,880
          Refunding, FSA Insured, 5.125%, 7/01/30 ...........................................            835,000          840,720
          Series A, 5.00%, 7/01/29 ..........................................................          1,000,000          955,080
          Series A, 5.125%, 7/01/31 .........................................................          3,195,000        3,121,227
          Series A, 5.00%, 7/01/33 ..........................................................            465,000          437,881
          Series A, 5.00%, 7/01/34 ..........................................................            280,000          260,565
          Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/32 ..............................          1,000,000        1,089,860
          Series A, Pre-Refunded, 5.125%, 7/01/31 ...........................................          1,000,000        1,077,090
          Series A, Pre-Refunded, 5.00%, 7/01/33 ............................................            535,000          590,041
          Series A, Pre-Refunded, 5.00%, 7/01/34 ............................................            470,000          522,532
          Series B, 5.00%, 7/01/35 ..........................................................          1,895,000        1,760,266
          Series B, Pre-Refunded, 5.00%, 7/01/35 ............................................          3,105,000        3,486,760
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
          Refunding, Series A, 5.00%, 7/01/38 ...............................................            120,000          112,747
          Series G, 5.00%, 7/01/33 ..........................................................            400,000          376,152
          Series G, Pre-Refunded, 5.00%, 7/01/33 ............................................            600,000          661,728
    Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
       AMBAC Insured, 5.00%, 7/01/31 ........................................................          5,000,000        4,770,550
    Puerto Rico Electric Power Authority Power Revenue,
          Series HH, FSA Insured, Pre-Refunded, 5.25%, 7/01/29 ..............................         10,000,000       10,688,800
          Series II, Pre-Refunded, 5.25%, 7/01/31 ...........................................          1,000,000        1,106,070
          Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30 .............................          1,000,000        1,118,640


                             110 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Electric Power Authority Power Revenue, (continued)
          Series TT, 5.00%, 7/01/32 .........................................................   $     20,000,000   $   19,376,000
          Series WW, 5.50%, 7/01/38 .........................................................          6,700,000        6,775,442
    Puerto Rico HFAR, Subordinated, Capital Fund Modernization, 5.125%, 12/01/27 ............          4,250,000        4,195,940
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Financing Authority Industrial Revenue, Guaynabo Warehouse, Series A, 5.15%, 7/01/19..          3,595,000        3,603,304
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Revenue, University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 ............          1,000,000          972,220
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
          Refunding, Series D, 5.375%, 7/01/33 ..............................................          1,995,000        1,997,234
          Series D, Pre-Refunded, 5.375%, 7/01/33 ...........................................          6,005,000        6,511,942
          Series I, 5.00%, 7/01/36 ..........................................................          1,000,000          926,420
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
       Pre-Refunded, 5.70%, 8/01/25 .........................................................          5,000,000        5,270,600
    University of Puerto Rico Revenues, University System, Refunding,
          Series P, 5.00%, 6/01/26 ..........................................................          5,000,000        4,828,450
          Series Q, 5.00%, 6/01/36 ..........................................................          1,500,000        1,410,000
                                                                                                                   --------------
                                                                                                                       97,800,691
                                                                                                                   --------------
    VIRGIN ISLANDS 1.4%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
          10/01/13 ..........................................................................          2,500,000        2,526,400
          10/01/22 ..........................................................................          2,500,000        2,478,150
    Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
       7/01/21 ..............................................................................          1,000,000          954,140
                                                                                                                   --------------
                                                                                                                        5,958,690
                                                                                                                   --------------
    TOTAL U.S. TERRITORIES ..................................................................                         103,759,381
                                                                                                                   --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $428,884,727) .................                         429,967,160
                                                                                                                   --------------
    SHORT TERM INVESTMENTS 2.5%
    MUNICIPAL BONDS 2.5%
    CONNECTICUT 0.9%
(b) Connecticut State Health and Educational Facilities Authority Revenue,
       Wesleyan University, Series E, Daily VRDN and Put, 2.55%, 7/01/38 ....................            600,000          600,000
       Yale University, Series V-1, Daily VRDN and Put, 2.40%, 7/01/36 ......................          3,100,000        3,100,000
                                                                                                                   --------------
                                                                                                                        3,700,000
                                                                                                                   --------------
    U.S. TERRITORIES 1.6%
    PUERTO RICO 1.6%
(b) Puerto Rico Commonwealth GO,
       Public Improvement, Refunding, Series A-4, FSA Insured, Daily VRDN and Put, 2.30%,
          7/01/31 ...........................................................................          3,100,000        3,100,000
       Public Improvement, Refunding, Series B, Daily VRDN and Put, 2.15%, 7/01/32 ..........          1,500,000        1,500,000
       Refunding, Series A-6, Daily VRDN and Put, 2.15%, 7/01/33 ............................            200,000          200,000


                            Semiannual Report | 111

Franklin Tax-Free Trust

    FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
(b) Puerto Rico Commonwealth Revenue,
       Public Improvement, Refunding, Series C-4, FSA Insured, Weekly VRDN and Put, 2.10%,
          7/01/18 ...........................................................................   $      1,900,000   $    1,900,000
       Refunding, Series A-9, Daily VRDN and Put, 1.70%, 7/01/34 ............................            300,000          300,000
                                                                                                                   --------------
                                                                                                                        7,000,000
                                                                                                                   --------------
    TOTAL SHORT TERM INVESTMENTS (COST $10,700,000) .........................................                          10,700,000
                                                                                                                   --------------
    TOTAL INVESTMENTS (COST $439,584,727) 102.1% ............................................                         440,667,160
    OTHER ASSETS, LESS LIABILITIES (2.1)% ...................................................                          (9,269,784)
                                                                                                                   --------------
    NET ASSETS 100.0% .......................................................................                      $  431,397,376
                                                                                                                   ==============

See Selected Portfolio Abbreviations on page 198.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             112 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN DOUBLE TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                     YEAR ENDED FEBRUARY 28,
                                           AUGUST 31, 2008    -------------------------------------------------------------
CLASS A                                      (UNAUDITED)      2008(a)        2007         2006         2005        2004(a)
-------                                    ----------------   --------     --------     --------     --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $  11.10        $  12.06     $  11.98     $  11.99     $   12.06     $  11.90
                                              --------        --------     --------     --------     ---------     --------
Income from investment operations(b):
   Net investment income(c).............          0.25            0.49         0.50         0.50          0.51         0.52
   Net realized and unrealized gains
      (losses) .........................          0.37           (0.96)        0.08        (0.01)        (0.05)        0.19
                                              --------        --------     --------     --------     ---------     --------
Total from investment operations .......          0.62           (0.47)        0.58         0.49          0.46         0.71
                                              --------        --------     --------     --------     ---------     --------
Less distributions from:
   Net investment income ...............         (0.25)          (0.49)       (0.50)       (0.50)        (0.51)       (0.52)
   Net realized gains ..................            --              --           --           --         (0.02)       (0.03)
                                              --------        --------     --------     --------     ---------     --------
Total distributions ....................         (0.25)          (0.49)       (0.50)       (0.50)        (0.53)       (0.55)
                                              --------        --------     --------     --------     ---------     --------
Redemption fees ........................            --(d)           --(d)        --(d)        --(d)         --(d)        --
                                              --------        --------     --------     --------     ---------     --------
Net asset value, end of period .........      $  11.47        $  11.10     $  12.06     $  11.98     $   11.99     $  12.06
                                              ========        ========     ========     ========     =========     ========
Total return(e).........................          5.57%          (4.05)%       4.97%        4.13%         4.01%        6.18%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................          0.67%           0.69%        0.70%        0.71%         0.72%        0.72%
Net investment income ..................          4.29%           4.14%        4.16%        4.17%         4.31%        4.35%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $519,785        $462,515     $428,458     $370,481     $ 309,495     $298,732
Portfolio turnover rate ................          7.52%          18.19%       10.88%       14.19%        10.46%       25.31%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 113

Franklin Tax-Free Trust

FRANKLIN DOUBLE TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                     YEAR ENDED FEBRUARY 28,
                                           AUGUST 31, 2008    ----------------------------------------------------------
CLASS C                                      (UNAUDITED)      2008(a)        2007         2006         2005      2004(a)
-------                                    ----------------   --------     --------     --------     --------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $ 11.14         $ 12.11      $ 12.01      $ 12.03      $ 12.10     $ 11.93
                                              -------         -------      -------      -------      -------     -------
Income from investment operations(b):
   Net investment income(c) ............         0.22            0.43         0.43         0.43         0.45        0.45
   Net realized and unrealized gains
      (losses) .........................         0.36           (0.97)        0.10        (0.02)       (0.05)       0.20
                                              -------         -------      -------      -------      -------     -------
Total from investment operations .......         0.58           (0.54)        0.53         0.41         0.40        0.65
                                              -------         -------      -------      -------      -------     -------
Less distributions from:
   Net investment income ...............        (0.21)          (0.43)       (0.43)       (0.43)       (0.45)      (0.45)
   Net realized gains ..................           --              --           --           --        (0.02)      (0.03)
                                              -------         -------      -------      -------      -------     -------
Total distributions ....................        (0.21)          (0.43)       (0.43)       (0.43)       (0.47)      (0.48)
                                              -------         -------      -------      -------      -------     -------
Redemption fees ........................           --(d)           --(d)        --(d)         --(d)       --(d)       --
                                              -------         -------      -------      -------      -------     -------
Net asset value, end of period .........      $ 11.51         $ 11.14      $ 12.11      $ 12.01      $ 12.03     $ 12.10
                                              =======         =======      =======      =======      =======     =======
Total return(e).........................         5.26%          (4.64)%       4.55%        3.47%        3.42%       5.67%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................         1.22%           1.24%        1.24%        1.26%        1.27%       1.30%
Net investment income ..................         3.74%           3.59%        3.62%        3.62%        3.76%       3.77%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $80,710         $66,985      $58,803      $55,931      $45,621     $45,572
Portfolio turnover rate ................         7.52%          18.19%       10.88%       14.19%       10.46%      25.31%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                            114 | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

    FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS 98.1%
    U.S. TERRITORIES 98.1%
    GUAM 4.1%
    Guam Education Financing Foundation COP, 5.00%, 10/01/23 ................................   $      2,500,000   $    2,384,450
    Guam International Airport Authority Revenue,
          Series A, MBIA Insured, 5.25%, 10/01/20 ...........................................          1,725,000        1,787,014
          Series A, MBIA Insured, 5.25%, 10/01/22 ...........................................            700,000          720,363
          Series B, MBIA Insured, 5.25%, 10/01/22 ...........................................          1,000,000        1,029,090
          Series B, MBIA Insured, 5.25%, 10/01/23 ...........................................          1,000,000        1,026,360
          Series C, MBIA Insured, 5.25%, 10/01/21 ...........................................          5,000,000        4,679,750
          Series C, MBIA Insured, 5.00%, 10/01/23 ...........................................          5,000,000        4,499,900
    Guam Power Authority Revenue, Refunding, Series A, MBIA Insured,
          5.125%, 10/01/29 ..................................................................          1,975,000        1,926,454
          5.25%, 10/01/34 ...................................................................          7,000,000        6,930,980
                                                                                                                   --------------
                                                                                                                       24,984,361
                                                                                                                   --------------
    PUERTO RICO 83.0%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
       Refunding, 5.50%, 5/15/39 ............................................................          5,000,000        4,459,150
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
          6.00%, 7/01/38 ....................................................................          3,100,000        3,235,284
          Assured Guaranty, 5.125%, 7/01/47 .................................................         27,000,000       27,174,150
    Puerto Rico Commonwealth GO,
          Public Improvement, MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ....................          3,000,000        3,176,640
          Public Improvement, Refunding, Series A, 5.50%, 7/01/32 ...........................         10,000,000        9,972,800
          Public Improvement, Series A, 5.375%, 7/01/28 .....................................          1,300,000        1,303,770
          Public Improvement, Series A, 5.00%, 7/01/34 ......................................          1,800,000        1,675,062
          Public Improvement, Series A, FGIC Insured, 5.125%, 7/01/31 .......................          3,315,000        3,238,457
          Public Improvement, Series A, FGIC Insured, Pre-Refunded, 5.125%, 7/01/31 .........          1,685,000        1,807,719
          Public Improvement, Series A, Pre-Refunded, 5.00%, 7/01/34 ........................          3,200,000        3,557,664
          Public Improvement, Series B, 5.00%, 7/01/35 ......................................          1,825,000        1,695,243
          Refunding, sub-series C-9, MBIA Insured, 6.00%, 7/01/27 ...........................          3,500,000        3,704,715
          Refunding, sub-series C-9, MBIA Insured, 6.00%, 7/01/28 ...........................          1,195,000        1,262,075
          Series A, 5.25%, 7/01/29 ..........................................................         21,250,000       20,826,700
          Series A, 5.25%, 7/01/30 ..........................................................          8,575,000        8,410,617
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
          Refunding, Series CC, FSA Insured, 5.25%, 7/01/32 .................................          5,500,000        5,666,485
          Refunding, Series CC, FSA Insured, 5.25%, 7/01/33 .................................          5,000,000        5,140,250
          Refunding, Series CC, FSA Insured, 5.25%, 7/01/34 .................................          5,000,000        5,128,400
          Series Y, Pre-Refunded, 5.50%, 7/01/36 ............................................         11,850,000       13,714,005
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
          Refunding, Series H, 5.00%, 7/01/35 ...............................................             20,000           18,872
          Refunding, Series M, 5.00%, 7/01/37 ...............................................          5,455,000        5,160,321
          Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 .................................         20,720,000       20,254,214
          Series B, Pre-Refunded, 6.00%, 7/01/39 ............................................         10,000,000       10,756,800
          Series D, Pre-Refunded, 5.375%, 7/01/36 ...........................................         11,990,000       13,047,518
          Series H, Pre-Refunded, 5.00%, 7/01/35 ............................................             80,000           88,230
          Series K, Pre-Refunded, 5.00%, 7/01/35 ............................................          5,815,000        6,504,892
          Series K, Pre-Refunded, 5.00%, 7/01/40 ............................................          9,500,000       10,627,080


                             Semiannual Report | 115

Franklin Tax-Free Trust

    FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
          5.00%, 7/01/37 ....................................................................   $     15,250,000   $   14,663,790
          Series B, 5.00%, 7/01/31 ..........................................................          7,500,000        7,261,350
          Series B, 5.00%, 7/01/37 ..........................................................          9,000,000        8,654,040
          Series B, 5.00%, 7/01/41 ..........................................................          7,920,000        7,599,082
    Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
          AMBAC Insured, 5.00%, 7/01/31 .....................................................         20,000,000       19,082,200
          CIFG Insured, 5.00%, 7/01/27 ......................................................            900,000          864,909
    Puerto Rico Electric Power Authority Power Revenue,
          Refunding, Series UU, CIFG Insured, 5.00%, 7/01/26 ................................          6,500,000        6,386,705
          Refunding, Series UU, FSA Insured, 5.00%, 7/01/24 .................................          4,500,000        4,612,635
          Series HH, FSA Insured, Pre-Refunded, 5.25%, 7/01/29 ..............................          1,605,000        1,715,552
          Series II, Pre-Refunded, 5.25%, 7/01/31 ...........................................         15,500,000       17,144,085
          Series NN, Pre-Refunded, 5.125%, 7/01/29 ..........................................          4,155,000        4,605,817
          Series RR, FGIC Insured, 5.00%, 7/01/22 ...........................................          7,000,000        7,007,560
          Series TT, 5.00%, 7/01/27 .........................................................          5,000,000        4,892,250
          Series TT, 5.00%, 7/01/32 .........................................................         24,300,000       23,541,840
    Puerto Rico HFAR,
       Capital Fund Program, 4.60%, 12/01/24 ................................................          3,425,000        3,184,634
       Capital Fund Program, Pre-Refunded, 4.60%, 12/01/24 ..................................          6,575,000        7,012,369
       Subordinated, Capital Fund Modernization, 5.125%, 12/01/27 ...........................          8,500,000        8,391,880
    Puerto Rico HFC, HMR, MBS, Series A, GNMA Secured, 5.20%, 12/01/33 ......................         10,610,000       10,290,108
    Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing
       Authority Revenue, PepsiCo Inc. Project, 6.25%, 11/15/13 .............................            900,000          945,468
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Financing Authority Hospital Revenue,
          Dr. Pila Hospital Project, Refunding, FHA Insured, 6.125%, 8/01/25 ................          2,500,000        2,505,925
          Dr. Pila Hospital Project, Refunding, FHA Insured, 6.25%, 8/01/32 .................            500,000          501,255
          Hospital Auxilio Mutuo Obligation Group Project, Series A, MBIA Insured, 6.25%,
             7/01/24 ........................................................................          8,445,000        8,465,859
          Mennonite General Hospital Project, 5.625%, 7/01/17 ...............................            575,000          541,920
          Mennonite General Hospital Project, 5.625%, 7/01/27 ...............................          1,950,000        1,641,159
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Financing Authority Industrial Revenue,
          Guaynabo Municipal Government, 5.625%, 7/01/15 ....................................          5,355,000        5,374,385
          Guaynabo Municipal Government, 5.625%, 7/01/22 ....................................          3,160,000        3,166,446
          Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ......................................          1,250,000        1,252,888
          Guaynabo Warehouse, Series A, 5.20%, 7/01/24 ......................................          4,120,000        4,093,344
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Revenue, Ana G. Mendez University System Project, Refunding, 5.375%, 12/01/21 ........          2,000,000        2,041,320
       Ana G. Mendez University System Project, Refunding, 5.375%, 2/01/29 ..................          7,850,000        7,852,198
       Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26 ......................          5,970,000        6,186,114
       International American University of Puerto Rico Project, MBIA Insured, 4.25%,
          10/01/24 ..........................................................................          1,000,000          888,290
       International American University of Puerto Rico Project, MBIA Insured, 4.375%,
          10/01/25 ..........................................................................          1,000,000          897,300


                             116 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)

    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Revenue, (continued)
          International American University of Puerto Rico Project, MBIA Insured, 4.50%,
             10/01/29 .......................................................................   $      3,750,000   $    3,346,612
          University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 ..................          6,000,000        5,833,320
    Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured,
          5.00%, 8/01/22 ....................................................................          3,000,000        3,047,130
          Pre-Refunded, 5.50%, 8/01/23 ......................................................          7,400,000        7,740,326
    Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%,
          8/01/27 ...........................................................................          5,500,000        5,522,990
          8/01/30 ...........................................................................         12,000,000       11,983,560
    Puerto Rico PBA Guaranteed Revenue,
          Government Facilities, Refunding, Series D, 5.375%, 7/01/33 .......................          3,430,000        3,433,842
          Government Facilities, Refunding, Series N, 5.00%, 7/01/32 ........................          5,000,000        4,592,850
          Government Facilities, Series D, Pre-Refunded, 5.375%, 7/01/33 ....................          9,070,000        9,835,689
          Government Facilities, Series I, 5.25%, 7/01/33 ...................................          4,450,000        4,335,234
          Government Facilities, Series I, 5.00%, 7/01/36 ...................................          4,000,000        3,705,680
          Government Facilities, Series I, Pre-Refunded, 5.25%, 7/01/33 .....................             50,000           54,849
          Government Facilities, Series I, Pre-Refunded, 5.375%, 7/01/34 ....................          5,000,000        5,517,600
          Government Facilities, Series N, Refunding, 5.00%, 7/01/37 ........................         10,000,000        9,106,000
          Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ........          1,250,000        1,250,613
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
       Pre-Refunded, 5.50%, 8/01/29 .........................................................          9,000,000        9,738,720
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A, 5.25%, 8/01/57 .......         15,000,000       14,316,600
                                                                                                                   --------------
                                                                                                                      498,233,405
                                                                                                                   --------------
    VIRGIN ISLANDS 11.0%
    Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
          6.45%, 3/01/16 ....................................................................            150,000          149,577
          6.50%, 3/01/25 ....................................................................            390,000          391,767
    Virgin Islands PFAR,
          Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/26 ...................          5,000,000        4,988,000
          Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 ...................          9,220,000        8,801,412
          Gross Receipts Taxes Loan Note, Refunding, ACA Insured, 5.00%, 10/01/31 ...........          2,500,000        2,325,275
          Gross Receipts Taxes Loan Note, Refunding, BHAC Insured, 5.00%, 10/01/28 ..........          3,695,000        3,753,751
          senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ................          3,000,000        3,012,090
          senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 ................          6,750,000        6,691,005
          senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 ...............          3,950,000        3,930,526
          senior lien, Matching Fund Loan Notes, Series A, 5.25%, 10/01/24 ..................          2,000,000        1,924,300
    Virgin Islands Port Authority Marine Revenue, Series A, FSA Insured,
          5.25%, 9/01/18 ....................................................................          3,930,000        4,065,585
          5.00%, 9/01/23 ....................................................................         10,000,000       10,149,600
    Virgin Islands Water and Power Authority Electric System Revenue,
          Refunding, 5.30%, 7/01/18 .........................................................          4,175,000        4,115,047
          Refunding, 5.30%, 7/01/21 .........................................................          1,000,000          954,140
          Series A, 5.00%, 7/01/31 ..........................................................          3,000,000        2,684,220


                             Semiannual Report | 117

Franklin Tax-Free Trust

    FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    VIRGIN ISLANDS (CONTINUED)
    Virgin Islands Water and Power Authority Water System Revenue, Refunding,
          5.25%, 7/01/12 ....................................................................   $      4,000,000   $    4,055,240
          5.50%, 7/01/17 ....................................................................          4,000,000        4,018,920
                                                                                                                   --------------
                                                                                                                       66,010,455
                                                                                                                   --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $590,583,209)                                           589,228,221
                                                                                                                   --------------
    SHORT TERM INVESTMENTS 0.6%
    MUNICIPAL BONDS 0.6%
    U.S. TERRITORIES 0.6%
    PUERTO RICO 0.6%
(a) Puerto Rico Commonwealth GO,
          Public Improvement, Refunding, Series A-4, FSA Insured, Daily VRDN and Put, 2.30%,
             7/01/31 ........................................................................            100,000          100,000
          Refunding, Series A-8, Weekly VRDN and Put, 1.70%, 7/01/34 ........................          1,000,000        1,000,000
          Refunding, Series B-1, FSA Insured, Weekly VRDN and Put, 2.10%, 7/01/21 ...........          1,600,000        1,600,000
          Refunding, Series B-2, FSA Insured, Weekly VRDN and Put, 2.10%, 7/01/24 ...........            400,000          400,000

(a) Puerto Rico Commonwealth Highway and Transportation Authority TransportatiRevenue,
       Refunding, Series A, Weekly VRDN and Put, 1.60%, 7/01/28 .............................            300,000          300,000
                                                                                                                   --------------
    TOTAL SHORT TERM INVESTMENTS (COST $3,400,000) ..........................................                           3,400,000
                                                                                                                   --------------
    TOTAL INVESTMENTS (COST $593,983,209) 98.7% .............................................                         592,628,221
    OTHER ASSETS, LESS LIABILITIES 1.3% .....................................................                           7,866,185
                                                                                                                   --------------
    NET ASSETS 100.0% .......................................................................                      $  600,494,406
                                                                                                                   ==============

    See Selected Portfolio Abbreviations on page 198.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             118 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                     YEAR ENDED FEBRUARY 28,
                                           AUGUST 31, 2008    ------------------------------------------------------------
CLASS A                                      (UNAUDITED)      2008(a)        2007         2006         2005       2004(a)
-------                                    ----------------   --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $  11.04        $  11.47     $  11.42     $  11.51     $  11.76     $  11.48
                                              --------        --------     --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) ............          0.22            0.42         0.42         0.42         0.42         0.43
   Net realized and unrealized gains
      (losses) .........................          0.28           (0.43)        0.05        (0.10)       (0.25)        0.28
                                              --------        --------     --------     --------     --------     --------
Total from investment operations .......          0.50           (0.01)        0.47         0.32         0.17         0.71
                                              --------        --------     --------     --------     --------     --------
Less distributions from net investment
   income ..............................         (0.21)          (0.42)       (0.42)       (0.41)       (0.42)       (0.43)
                                              --------        --------     --------     --------     --------     --------
Redemption fees ........................            --(d)           --(d)        --(d)        --(d)        --(d)        --
                                              --------        --------     --------     --------     --------     --------
Net asset value, end of period .........      $  11.33        $  11.04     $  11.47     $  11.42     $  11.51     $  11.76
                                              ========        ========     ========     ========     ========     ========
Total return(e).........................          4.55%          (0.11)%       4.22%        2.83%        1.54%        6.33%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................          0.67%           0.71%        0.69%        0.69%        0.69%        0.70%
Net investment income ..................          3.83%           3.67%        3.68%        3.64%        3.67%        3.69%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $810,097        $699,833     $611,291     $540,348     $493,994     $454,942
Portfolio turnover rate ................          8.01%          17.10%        8.94%       12.62%        9.14%        8.62%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 119

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND


                                           SIX MONTHS ENDED                    YEAR ENDED FEBRUARY 28,
                                           AUGUST 31, 2008    -------------------------------------------------------
CLASS C                                      (UNAUDITED)      2008(a)       2007        2006        2005      2004(b)
-------                                    ----------------   -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $ 11.06         $ 11.49     $ 11.44     $ 11.53     $ 11.77     $ 11.67
                                              -------         -------     -------     -------     -------     -------
Income from investment operations(c):
Net investment incomed .................         0.19            0.35        0.36        0.35        0.36        0.24
Net realized and unrealized gains
   (losses) ............................         0.28           (0.42)       0.05       (0.09)      (0.24)       0.10
                                              -------         -------     -------     -------     -------     -------
Total from investment operations .......         0.47           (0.07)       0.41        0.26        0.12        0.34
                                              -------         -------     -------     -------     -------     -------
Less distributions from net investment
   income ..............................        (0.18)          (0.36)      (0.36)      (0.35)      (0.36)      (0.24)
                                              -------         -------     -------     -------     -------     -------
Redemption fees ........................           --(e)           --(e)       --(e)       --(e)       --(e)       --
                                              -------         -------     -------     -------     -------     -------
Net asset value, end of period .........      $ 11.35         $ 11.06     $ 11.49     $ 11.44     $ 11.53     $ 11.77
                                              =======         =======     =======     =======     ======-     =======
Total return(f).........................         4.24%          (0.66)%      3.65%       2.27%       1.05%       2.96%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ...............................         1.22%           1.26%       1.24%       1.24%       1.24%       1.25%
Net investment income ..................         3.28%           3.12%       3.13%       3.09%       3.12%       3.14%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $53,392         $34,763     $28,510     $30,178     $23,384     $11,182
Portfolio turnover rate ................         8.01%          17.10%       8.94%      12.62%       9.14%       8.62%

(a)  For the year ended February 29.

(b)  For the period July 1, 2003 (effective date) to February 29, 2004.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                           120 | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                     PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS 97.0%
    ALABAMA 6.2%
    Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan, Refunding,
       Series B, AMBAC Insured,
          4.625%, 8/15/13 ...................................................................   $      5,900,000   $    6,152,638
          4.125%, 2/15/14 ...................................................................          3,000,000        3,117,930
    East Alabama Health Care Authority Health Care Facilities Revenue,
          Mandatory Put 9/01/18, Series A, 5.25%, 9/01/36 ...................................         10,000,000        9,892,900
          Mandatory Put 9/01/18, Series B, 5.50%, 9/01/33 ...................................         13,500,000       13,469,085
          Tax Anticipation Bond, Series A, MBIA Insured, 4.50%, 9/01/13 .....................          1,925,000        2,005,600
          Tax Anticipation Bond, Series A, MBIA Insured, 4.625%, 9/01/14 ....................          2,010,000        2,087,847
          Tax Anticipation Bond, Series A, MBIA Insured, 4.50%, 9/01/15 .....................          2,100,000        2,162,538
    Huntsville Health Care Authority Revenue, Series A, MBIA Insured,
          5.00%, 6/01/17 ....................................................................          2,900,000        3,078,524
          Pre-Refunded, 4.80%, 6/01/13 ......................................................          2,400,000        2,619,456
    Jefferson County GO, Capital Improvement wts., Series A, MBIA Insured, 5.00%, 4/01/17 ...          2,195,000        1,988,275
    Jefferson County Limited Obligation School wts. Revenue, Series A, 5.25%, 1/01/16 .......          2,000,000        1,909,680
    Sylacauga GO, wts., AMBAC Insured, Pre-Refunded, 5.50%, 6/01/12 .........................            600,000          647,016
    University of Alabama General Revenue, Series A, MBIA Insured, 5.00%, 7/01/15 ...........          4,070,000        4,369,023
                                                                                                                   --------------
                                                                                                                       53,500,512
                                                                                                                   --------------
    ARIZONA 5.3%
    Arizona Health Facilities Authority Revenue,
          Banner Health, Series D, 5.50%, 1/01/22 ...........................................          5,000,000        5,154,050
          Banner Health, Series D, 5.00%, 1/01/23 ...........................................          5,000,000        4,929,300
          Series A, 5.00%, 1/01/22 ..........................................................          8,000,000        7,938,000
    Arizona School Facilities Board Revenue, Series B, FGIC Insured, 4.00%, 9/01/13 .........          5,000,000        5,194,900
    Arizona State University COP, Research Infrastructure Projects, AMBAC Insured, 5.25%,
       9/01/16 ..............................................................................          2,505,000        2,723,160
    Glendale IDAR, John C Lincoln Health, Refunding, Series B, 5.00%, 12/01/18 ..............          5,605,000        5,503,325
    Maricopa County GO, School District No. 97, Deer Valley School Improvement, Series A,
       FGIC Insured, 4.75%, 7/01/12 .........................................................          4,000,000        4,265,960
    Maricopa County Hospital Revenue, Sun Health Corp., Refunding, 5.00%, 4/01/18 ...........          2,000,000        1,977,460
    Mesa GO, Refunding, Series A, FGIC Insured, 4.20%, 7/01/16 ..............................            715,000          727,870
    Scottsdale IDA Hospital Revenue, Scottsdale Healthcare, Refunding, Series A, 5.00%,
       9/01/21 ..............................................................................          4,000,000        3,917,720
    Tempe Arizona IDA Lease Revenue, State University Foundation, AMBAC Insured, 4.00%,
          7/01/14 ...........................................................................          1,110,000        1,149,372
          7/01/15 ...........................................................................          1,000,000        1,026,010
          7/01/16 ...........................................................................          1,000,000        1,019,310
                                                                                                                   --------------
                                                                                                                       45,526,437
                                                                                                                   --------------
    ARKANSAS 0.9%
    Arkansas State Development Finance Authority Revenue, State Agencies Facilities,
       Corrections, Series B, FSA Insured, 5.00%,
          11/01/17 ..........................................................................          1,955,000        2,124,987
          11/01/19 ..........................................................................          2,065,000        2,204,264


                             Semiannual Report | 121

Franklin Tax-Free Trust

    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                     PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    ARKANSAS (CONTINUED)
    Conway Hospital Revenue, Conway Regional Medical Improvement, Refunding, Series A, 6.20%,
       8/01/17 ..............................................................................   $      1,105,000   $    1,134,404
    University of Arkansas University Revenues, Student Fee University of Arkansas at Fort
       Smith, FSA Insured, 4.75%, 12/01/15 ..................................................          2,295,000        2,397,839
                                                                                                                   --------------
                                                                                                                        7,861,494
                                                                                                                   --------------
    CALIFORNIA 7.1%
    California Health Facilities Financing Authority Revenue,
          Catholic Healthcare West, Series L, 5.125%, 7/01/22 ...............................         10,000,000        9,974,400
          Scripps Health, Series A, 5.00%, 10/01/21 .........................................          5,000,000        4,980,800
    California State Department of Water Resources Power Supply Revenue, Series A,
       Pre-Refunded, 5.125%, 5/01/18 ........................................................          3,000,000        3,312,090
    California State GO,
          Refunding, 5.00%, 2/01/17 .........................................................          3,000,000        3,188,700
          Various Purpose, 5.25%, 11/01/17 ..................................................         10,000,000       10,726,200
          Various Purpose, XLCA Insured, 5.00%, 11/01/22 ....................................          5,805,000        5,980,950
    California Statewide CDA Revenue, Enloe Medical Center, Series A, California Mortgage
       Insured,
          5.25%, 8/15/19 ....................................................................          1,990,000        2,049,003
          5.375%, 8/15/20 ...................................................................          1,650,000        1,694,071
    Los Angeles Department of Water and Power Waterworks Revenue, Series B, MBIA Insured,
       4.25%, 7/01/17 .......................................................................          6,530,000        6,713,297
    Los Angeles USD, GO, Series A, MBIA Insured,
          4.125%, 7/01/15 ...................................................................          2,500,000        2,583,300
          4.25%, 7/01/16 ....................................................................          2,500,000        2,584,725
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
       Refunding, Series A, 5.65%, 1/15/17 ..................................................          3,000,000        3,026,730
    Tulare Joint UHSD, GO, Election of 2004, Series A, MBIA Insured, 5.00%, 8/01/16 .........          2,870,000        3,139,809
    Val Verde USD, COP, FGIC Insured, ETM, 5.00%, 1/01/15 ...................................          1,000,000        1,109,540
                                                                                                                   --------------
                                                                                                                       61,063,615
                                                                                                                   --------------
    COLORADO 4.5%
    Adams County PCR, Public Service Co. of Colorado Project, Refunding, Series A,
       MBIA Insured, 4.375%, 9/01/17 ........................................................         17,000,000       17,595,170
    Denver City and County COP, Series B, AMBAC Insured, Pre-Refunded, 5.75%, 12/01/16 ......          3,000,000        3,254,640
    E-470 Public Highway Authority Revenue, Series D1, MBIA Insured, 5.50%, 9/01/24 .........          8,000,000        8,257,360
    Public Authority for Colorado Energy Natural Gas Purchase Revenue, 5.75%, 11/15/18 ......         10,000,000        9,870,200
                                                                                                                   --------------
                                                                                                                       38,977,370
                                                                                                                   --------------
    FLORIDA 9.7%
    Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/16 ..................          5,915,000        6,312,251
    Collier County Capital Improvement Revenue, FGIC Insured, 4.60%, 10/01/13 ...............          1,000,000        1,045,540
    Collier County School Board COP, FSA Insured, 5.00%, 2/15/22 ............................          5,075,000        5,194,212
    Hillsborough County Capacity Assessment Special Assessment Revenue, Series 2006,
       FGIC Insured, 5.00%, 3/01/19 .........................................................          5,000,000        5,173,550
    Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18 ......          6,500,000        6,456,320
    Jacksonville Water and Sewer System Revenue, Series B, FSA Insured, 4.10%, 10/01/13 .....          3,000,000        3,002,220
    Marion County Public Improvement Revenue, Refunding, MBIA Insured,
          4.20%, 12/01/12 ...................................................................          1,400,000        1,463,742
          4.30%, 12/01/13 ...................................................................          1,800,000        1,871,352


                             122 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                     PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Orange County School Board COP, Series B, FGIC Insured, 5.00%,
          8/01/18 ...........................................................................   $      5,150,000   $    5,406,933
          8/01/19 ...........................................................................          5,985,000        6,222,425
    Orlando Waste Water Services Revenue, Refunding, Series A, AMBAC Insured, 4.00%,
       10/01/14 .............................................................................          5,000,000        5,136,150
    Palm Beach County School Board COP, Series E, MBIA Insured, 5.00%, 8/01/21 ..............          6,060,000        6,320,822
    Pasco County Solid Waste Disposal and Resource Recovery System Revenue, Series D,
       FSA Insured, 5.00%,
          10/01/22 ..........................................................................          9,490,000        9,795,863
          10/01/24 ..........................................................................         10,455,000       10,710,416
    South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida
       Group, 5.00%, 8/15/19 ................................................................          5,000,000        5,137,850
    Tampa Bay Water Utility System Revenue,
          FGIC Insured, Pre-Refunded, 5.75%, 10/01/15 .......................................          1,000,000        1,097,460
          Series B, FGIC Insured, Pre-Refunded, 4.75%, 10/01/16 .............................          3,400,000        3,610,494
                                                                                                                   --------------
                                                                                                                       83,957,600
                                                                                                                   --------------
    GEORGIA 1.3%
    Atlanta Tax Allocation, Atlantic Station Project, Refunding, Assured Guaranty, 5.25%,
          12/01/20 ..........................................................................          1,500,000        1,608,810
          12/01/21 ..........................................................................          1,000,000        1,063,120
    Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.30%,
       12/01/13 .............................................................................          1,020,000        1,018,062
    Main Street Natural Gas Inc. Gas Project Revenue, Series A, 6.00%, 7/15/22 ..............          5,000,000        4,782,150
    South Georgia Governmental Services Authority Revenue, FGIC Insured, 5.00%, 1/01/16 .....          2,650,000        2,842,576
                                                                                                                   --------------
                                                                                                                       11,314,718
                                                                                                                   --------------
    HAWAII 0.3%
    Hawaii State Department of Budget and Finance Special Purpose Revenue, Kaiser Permanente,
       Series A, ETM, 5.10%, 3/01/14 ........................................................          2,500,000        2,558,125
                                                                                                                   --------------
    ILLINOIS 2.1%
    Southwestern Illinois Development Authority Revenue, Local Government Program,
       Edwardsville Community, FSA Insured, 5.00%,
          12/01/18 ..........................................................................          6,000,000        6,546,600
          12/01/19 ..........................................................................         11,005,000       11,874,065
                                                                                                                   --------------
                                                                                                                       18,420,665
                                                                                                                   --------------
    KENTUCKY 0.3%
    Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
       Regional Health Center Facility, Refunding and Improvement,
          5.70%, 10/01/10 ...................................................................          1,000,000        1,005,920
          5.75%, 10/01/11 ...................................................................          1,500,000        1,503,495
                                                                                                                   --------------
                                                                                                                        2,509,415
                                                                                                                   --------------
    LOUISIANA 3.7%
    Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B,
       AMBAC Insured, 5.00%, 6/01/19 ........................................................         20,000,000       20,488,600
    New Orleans GO, Radian Insured, 5.00%, 12/01/25 .........................................          7,915,000        7,127,062
    St. John the Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ..........          4,000,000        4,040,320
                                                                                                                   --------------
                                                                                                                       31,655,982
                                                                                                                   --------------


                             Semiannual Report | 123

Franklin Tax-Free Trust

    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                     PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MARYLAND 1.4%
    Maryland State EDC Student Housing Revenue, University of Maryland College Park Projects,
       Refunding, CIFG Insured, 5.00%,
          6/01/19 ...........................................................................   $      1,445,000   $    1,422,357
          6/01/20 ...........................................................................          1,000,000          972,980
    Maryland State Health and Higher Educational Facilities Authority Revenue,
          Peninsula Regional Medical Center, 5.00%, 7/01/18 .................................          1,600,000        1,631,024
          Peninsula Regional Medical Center, 5.00%, 7/01/19 .................................          1,430,000        1,446,516
          Peninsula Regional Medical Center, 5.00%, 7/01/20 .................................          1,000,000        1,001,210
          Washington County Hospital, 5.25%, 1/01/22 ........................................          1,000,000          970,100
          Washington County Hospital, 5.25%, 1/01/23 ........................................          1,250,000        1,202,425
          Western Maryland Health, Refunding, Series A, MBIA Insured, 5.00%, 1/01/19 ........          3,020,000        3,126,546
                                                                                                                   --------------
                                                                                                                       11,773,158
                                                                                                                   --------------
    MASSACHUSETTS 1.0%
    Massachusetts State Development Finance Agency Resource Recovery Revenue, Waste
       Management Inc. Project, Mandatory Put 12/01/09, Series A, 6.90%, 12/01/29 ...........          3,000,000        3,078,420
    Massachusetts State Health and Educational Facilities Authority Revenue, Caregroup,
       Series B-2, MBIA Insured, 5.375%, 2/01/26 ............................................          1,720,000        1,769,828
    Massachusetts State Industrial Finance Agency Resource Recovery Revenue, Ogden Haverhill
       Project, Refunding, Series A, 5.20%, 12/01/08 ........................................          2,000,000        2,001,080
    Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care, 5.50%,
       10/01/12 .............................................................................          1,745,000        1,766,795
                                                                                                                   --------------
                                                                                                                        8,616,123
                                                                                                                   --------------
    MICHIGAN 6.7%
    Detroit GO,
          Series A-1, MBIA Insured, 5.00%, 4/01/19 ..........................................          5,000,000        4,971,400
          Series B, FSA Insured, 5.00%, 4/01/18 .............................................          2,635,000        2,763,509
          Series B, FSA Insured, 5.00%, 4/01/19 .............................................          2,515,000        2,614,519
    Jackson Public Schools GO, School Building and Site, Refunding, FSA Insured, 5.00%,
       5/01/17 ..............................................................................          2,025,000        2,165,656
    Michigan Municipal Bond Authority Department of Treasury Revenue, Local Government Loan
       Program, Group A, Series B, AMBAC Insured, 5.00%, 12/01/17 ...........................          1,000,000        1,094,720
    Michigan Municipal Bond Authority Revenue,
          Local Government Loan Project, Series B, Group A, AMBAC Insured, 5.00%, 12/01/18 ..          1,000,000        1,082,300
          School District City of Detroit, FSA Insured, 5.00%, 6/01/17 ......................         10,000,000       10,781,200
    Michigan State Hospital Finance Authority Revenue, Ascension Health Credit, Series A,
       MBIA Insured, Pre-Refunded, 6.00%, 11/15/13 ..........................................          1,200,000        1,267,884
    Michigan State Strategic Fund Limited Obligation Revenue, Michigan House Republic
       Facilities, Series A, Assured Guaranty, 5.25%,
          10/15/22 ..........................................................................          4,000,000        4,268,200
          10/15/23 ..........................................................................          1,000,000        1,062,020
    Michigan Tobacco Settlement Finance Authority Revenue, Tobacco Settlement Asset,
       Senior Series A, 5.25%, 6/01/22 ......................................................         10,000,000        9,324,000
    Roseville School District GO, School Building and Site, Refunding, FSA Insured, 5.00%,
       5/01/19 ..............................................................................          2,275,000        2,434,523
    Saginaw-Midland Municipal Water Supply Corp. Revenue GO, Water Supply System, Refunding,
       MBIA Insured, 4.25%, 9/01/13 .........................................................          1,245,000        1,301,411


                             124 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                     PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    South Lyon Community Schools GO, Refunding, FGIC Insured, 5.00%, 5/01/16 ................   $      3,040,000   $    3,318,251
    Wayne-Westland Community Schools GO, Refunding,
          4.50%, 5/01/12 ....................................................................          1,035,000        1,097,597
          4.625%, 5/01/13 ...................................................................          1,095,000        1,174,245
          FSA Insured, 5.00%, 5/01/16 .......................................................          2,825,000        3,072,470
    Western Townships Utilities Authority GO, Refunding, MBIA Insured, 4.75%, 1/01/17 .......          4,290,000        4,349,159
                                                                                                                   --------------
                                                                                                                       58,143,064
                                                                                                                   --------------
    MINNESOTA 2.6%
    Chaska ISD No. 112 GO, Refunding, Series A,
          5.00%, 2/01/16 ....................................................................          4,000,000        4,089,360
          FSA Insured, 4.00%, 2/01/14 .......................................................          2,060,000        2,124,190
    Minneapolis GO, Various Purpose,
          5.00%, 12/01/17 ...................................................................          2,480,000        2,596,808
          Pre-Refunded, 5.00%, 12/01/17 .....................................................            520,000          562,073
    Minneapolis Special School District No. 001 COP, Refunding, Series B, FGIC Insured,
       4.625%, 2/01/17 ......................................................................          1,000,000        1,024,340
    Mounds View ISD No. 621 GO, MBIA Insured, 5.00%,
          2/01/14 ...........................................................................          2,340,000        2,483,465
          2/01/15 ...........................................................................          2,425,000        2,560,000
          2/01/16 ...........................................................................          2,460,000        2,584,771
    Ramsey County GO, Capital Improvement Plan, Series A, 4.75%, 2/01/15 ....................          2,215,000        2,322,051
    Robbinsdale ISD No. 281 GO, Refunding, FSA Insured, 4.125%, 2/01/14 .....................          2,175,000        2,252,234
                                                                                                                   --------------
                                                                                                                       22,599,292
                                                                                                                   --------------
    MISSOURI 3.1%
    Hannibal IDA Health Facilities Revenue, Refunding, 5.00%, 3/01/19 .......................          1,675,000        1,646,843
    Jackson County Reorganized School District No. 7 Lee's Summit GO, School Building,
       MBIA Insured, 5.00%, 3/01/16 .........................................................          2,000,000        2,142,500
    Lake of the Ozarks Community Bridge Corp. Bridge System Revenue, Refunding, 5.00%,
       12/01/08 .............................................................................          1,060,000        1,061,092
    Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Plum Point
       Project, MBIA Insured, 5.00%,
          1/01/17 ...........................................................................          1,500,000        1,549,110
          1/01/19 ...........................................................................          1,000,000        1,010,930
    Southeast Missouri State University System Facilities Revenue, Refunding and Improvement,
       MBIA Insured,
          4.375%, 4/01/12 ...................................................................            335,000          347,928
          4.50%, 4/01/14 ....................................................................            545,000          562,233
          4.60%, 4/01/15 ....................................................................          1,360,000        1,400,555
          4.70%, 4/01/16 ....................................................................          1,165,000        1,198,237
    Springfield Public Utility Revenue, FGIC Insured, 4.50%, 8/01/21 ........................         15,245,000       15,406,292
                                                                                                                   --------------
                                                                                                                       26,325,720
                                                                                                                   --------------
    NEVADA 0.6%
    Clark County School District GO, Refunding, Series A, MBIA Insured, 4.50%, 6/15/19 ......          5,000,000        5,181,400
                                                                                                                   --------------


                             Semiannual Report | 125

Franklin Tax-Free Trust

    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                     PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW JERSEY 2.9%
    Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue, Waste
       Management Inc. Project, Mandatory Put 12/01/09, Refunding, Series A, 6.85%,
          12/01/29 ..........................................................................   $      2,625,000   $    2,692,043
    Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series 1,
       5.90%, 1/01/15 .......................................................................            780,000          780,218
    New Jersey State COP, Equipment Lease Purchase, Series A, AMBAC Insured, 5.00%,
       6/15/17 ..............................................................................          5,000,000        5,289,850
    New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
          Refunding, Series C, FSA Insured, 4.50%, 12/15/10 .................................         10,000,000       10,474,400
          Series D, FSA Insured, 5.00%, 6/15/19 .............................................          5,630,000        5,957,722
                                                                                                                   --------------
                                                                                                                       25,194,233
                                                                                                                   --------------
    NEW YORK 9.8%
    Liverpool Central School District GO, Refunding, FSA Insured, 5.00%, 7/15/14 ............          1,560,000        1,674,145
    Long Island Power Authority Electric System Revenue, General,
          Refunding, Series A, FGIC Insured, 5.00%, 12/01/19 ................................          7,000,000        7,253,960
          Series E, FGIC Insured, 5.00%, 12/01/18 ...........................................          8,500,000        8,902,645
    MTA Commuter Facilities Revenue, Services Contract, Series R, ETM, 5.50%, 7/01/11 .......          2,215,000        2,261,028
    MTA Revenue, Transportation,
          Series A, FSA Insured, 5.00%, 11/15/20 ............................................          5,000,000        5,405,300
          Series C, 5.00%, 11/15/16 .........................................................          1,150,000        1,252,270
          Series F, 5.00%, 11/15/15 .........................................................          1,250,000        1,353,437
    MTA Transit Facilities Revenue, Series A, Pre-Refunded, 6.00%, 7/01/15 ..................          1,500,000        1,554,720
    New York City GO,
          Refunding, Series C, MBIA Insured, 5.875%, 8/01/16 ................................              5,000            5,343
          Refunding, Series G, 5.00%, 8/01/21 ...............................................          7,000,000        7,296,030
          Refunding, Series H, 5.00%, 8/01/17 ...............................................          4,330,000        4,590,753
          Series C, MBIA Insured, Pre-Refunded, 5.875%, 8/01/16 .............................          1,245,000        1,347,339
          Series D1, 5.00%, 12/01/21 ........................................................          5,000,000        5,210,050
          Series F, 4.75%, 1/15/16 ..........................................................          3,000,000        3,130,650
          Series H, 5.00%, 8/01/16 ..........................................................          3,000,000        3,206,820
          Series O, 5.00%, 6/01/19 ..........................................................          5,000,000        5,250,400
    New York City Transitional Finance Authority Revenue, Series C, 4.50%, 2/15/13 ..........          4,500,000        4,739,040
    New York State Dormitory Authority Revenue, Mortgage, St. Barnabas, Series B, FHA
       Insured, 4.25%, 8/01/14 ..............................................................          2,355,000        2,438,084
    New York State Dormitory Authority Revenues, State Supported Debt, 2008, Mental Health,
       Refunding, Series D, MBIA Insured, 5.00%, 8/15/17 ....................................            190,000          192,012
    New York State Energy Research and Development Authority PCR, New York State Electric and
       Gas, MBIA Insured, 4.10%, 3/15/15 ....................................................          7,000,000        7,108,850
    New York State Thruway Authority General Revenue, Refunding, Series H, FGIC Insured,
       5.00%, 1/01/22 .......................................................................         10,000,000       10,548,200
                                                                                                                   --------------
                                                                                                                       84,721,076
                                                                                                                   --------------
    NORTH CAROLINA 6.6%
    Asheville Water System Revenue, FSA Insured, Pre-Refunded, 5.25%,
          8/01/15 ...........................................................................            915,000          988,081
          8/01/17 ...........................................................................          1,020,000        1,101,468
          8/01/19 ...........................................................................          1,030,000        1,112,266
    Charlotte Water and Sewer System Revenue, 5.00%, 6/01/16 ................................          4,000,000        4,212,160


                             126 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                     PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    Charlotte-Mecklenburg Hospital Authority Health Care System Revenue, Carolinas HealthCare
       System, Series A, FSA Insured, 5.00%, 1/15/22 ........................................   $     10,000,000   $   10,401,300
    North Carolina Eastern Municipal Power Agency Power System Revenue,
          Refunding, Series A, Assured Guaranty, 5.25%, 1/01/19 .............................         15,000,000       16,167,900
          Refunding, Series D, 6.00%, 1/01/09 ...............................................            200,000          201,950
          Series D, 6.45%, 1/01/14 ..........................................................          1,000,000        1,043,640
    North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
          Catawba Electric, Refunding, Series A, 5.25%, 1/01/20 .............................          4,500,000        4,719,465
          Refunding, Series B, 6.50%, 1/01/09 ...............................................          5,000,000        5,066,650
    North Carolina State GO, Vehicle, MBIA Insured, 5.00%, 3/01/19 ..........................          5,000,000        5,364,450
    Wake County GO, Public Improvement, 4.50%, 3/01/14 ......................................          6,400,000        6,724,672
                                                                                                                   --------------
                                                                                                                       57,104,002
                                                                                                                   --------------
    OHIO 5.6%
    Akron GO, Various Purpose, Refunding and Improvement, MBIA Insured, 4.125%, 12/01/14 ....          1,000,000        1,033,970
    Allen County GO, Refunding, AMBAC Insured, 4.75%, 12/01/17 ..............................          2,180,000        2,283,572
    American Municipal Power Inc. Revenue, Refunding, 5.25%,
          2/15/20 ...........................................................................          6,000,000        6,338,340
          2/15/21 ...........................................................................         11,500,000       12,040,270
    Buckeye Tobacco Settlement Financing Authority Revenue, Asset-Backed, Senior Current
       Interest Turbo Term Bond, Series A-2, 5.375%, 6/01/24 ................................          4,890,000        4,591,417
    Cleveland Municipal School District GO, FSA Insured, 5.00%,
          12/01/14 ..........................................................................          1,915,000        2,103,876
          12/01/15 ..........................................................................          1,510,000        1,645,673
          12/01/16 ..........................................................................          1,400,000        1,514,352
    Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services,
       Refunding,
          5.40%, 7/01/10 ....................................................................            775,000          785,780
          5.50%, 7/01/11 ....................................................................            500,000          506,770
    Lake Local School District Wood County GO, MBIA Insured,
          5.20%, 12/01/17 ...................................................................            375,000          396,878
          Pre-Refunded, 5.20%, 12/01/17 .....................................................          2,190,000        2,401,050
    Lakewood City School District GO, School Improvement, Refunding, FSA Insured, 4.50%,
       12/01/22 .............................................................................          2,900,000        2,928,246
    Mahoning County Sewer System Revenue, AMBAC Insured, 5.20%, 12/01/14 ....................          1,360,000        1,427,660
    Mason City School District GO, School Improvement, Refunding, FGIC Insured, 5.00%,
       12/01/15 .............................................................................          2,670,000        2,924,104
    Nordonia Hills City School District GO, School Improvement, Refunding, FGIC Insured,
       4.50%, 12/01/21 ......................................................................          2,360,000        2,369,534
    University of Akron General Receipts Revenue, FGIC Insured, Pre-Refunded, 5.75%, 1/01/14           2,000,000        2,115,920
    Youngstown GO, AMBAC Insured, 6.125%, 12/01/15 ..........................................          1,275,000        1,365,041
                                                                                                                   --------------
                                                                                                                       48,772,453
                                                                                                                   --------------
    OREGON 1.7%
    Oregon State Department of Administrative Services COP, Series A, FGIC Insured, 5.00%,
       11/01/19 .............................................................................          2,340,000        2,481,336
    Portland Sewer System Revenue, second lien, Series B, MBIA Insured, 5.00%,
          6/15/18 ...........................................................................          3,135,000        3,373,041
          6/15/19 ...........................................................................          3,290,000        3,505,659


                             Semiannual Report | 127

Franklin Tax-Free Trust

    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                     PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OREGON (CONTINUED)
    Salem Water and Sewer Revenue,
          MBIA Insured, 4.10%, 6/01/16 ......................................................   $      1,035,000   $    1,055,969
          Refunding, FSA Insured, 4.375%, 6/01/11 ...........................................          2,160,000        2,268,367
          Refunding, FSA Insured, 4.50%, 6/01/12 ............................................          2,250,000        2,393,123
                                                                                                                   --------------
                                                                                                                       15,077,495
                                                                                                                   --------------
    PENNSYLVANIA 1.2%
    Allegheny County Hospital Development Authority Revenue, University of Pittsburgh Medical
       Center, Series B, 5.00%, 6/15/18 .....................................................          5,000,000        5,141,050
    Allegheny County IDAR, Pollution Control, Refunding, Series A, AMBAC Insured, 4.35%,
       12/01/13 .............................................................................          5,000,000        5,221,200
                                                                                                                   --------------
                                                                                                                       10,362,250
                                                                                                                   --------------
    SOUTH CAROLINA 1.0%
    Charleston County Resource Recovery Revenue, Foster Wheeler Charleston, Refunding,
       AMBAC Insured, 5.25%, 1/01/10 ........................................................          1,000,000        1,030,550
    Rock Hill Utility System Revenue, Refunding and Improvement, Series A, FSA Insured,
       4.00%, 1/01/14 .......................................................................          2,000,000        2,071,440
    Scago Educational Facilities Corp. for Pickens School District Revenue, Pickens
       County Project, FSA Insured, 5.00%, 12/01/18 .........................................          5,000,000        5,315,300
                                                                                                                   --------------
                                                                                                                        8,417,290
                                                                                                                   --------------
    TENNESSEE 0.7%
    Tennessee Energy Acquisition Corp. Gas Revenue, Series C, 5.00%, 2/01/22 ................          6,500,000        5,993,715
                                                                                                                   --------------
    TEXAS 7.5%
    Dallas County Utility and Reclamation District GO, Refunding, Series B, AMBAC Insured,
       5.15%, 2/15/21 .......................................................................         11,050,000       11,269,564
    Dallas Waterworks and Sewer System Revenue, Refunding, AMBAC Insured, 4.50%,
       10/01/19 .............................................................................         10,000,000       10,354,000
    Edgewood ISD Bexar County GO, Series A, 5.00%,
          2/15/16 ...........................................................................          1,225,000        1,317,904
          2/15/17 ...........................................................................          1,285,000        1,371,275
    Harris County Hospital District Revenue, senior lien, Refunding, Series A, MBIA Insured,
       5.00%, 2/15/22 .......................................................................          4,165,000        4,259,920
    Houston Hotel Occupancy Tax and Special Revenue, Convention and Entertainment, Series B,
       AMBAC Insured, 5.00%, 9/01/11 ........................................................          6,000,000        6,328,560
    Laredo ISD Public Facility Corp. Lease Revenue, Series C, AMBAC Insured, 5.00%, 8/01/19 .          1,000,000        1,031,320
    Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.35%,
       11/01/10 .............................................................................          2,500,000        2,506,650
    Sabine River Authority PCR, Southwestern Electric Co., Refunding, MBIA Insured, 4.95%,
       3/01/18 ..............................................................................         15,000,000       15,238,500
    Travis County Health Facilities Development Corp. Revenue, Ascension Health Credit,
       Series A, MBIA Insured, Pre-Refunded, 6.25%, 11/15/17 ................................          1,500,000        1,592,040
    Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center,
       Refunding and Improvement, Series A, 5.25%,
          11/01/22 ..........................................................................          5,000,000        4,750,350
          11/01/23 ..........................................................................          5,000,000        4,715,150
                                                                                                                   --------------
                                                                                                                       64,735,233
                                                                                                                   --------------


                             128 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                     PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    UTAH 0.3%
    Salt Lake County College Revenue, Refunding, 5.00%, 10/01/19 ............................   $      2,585,000   $    2,580,554
                                                                                                                   --------------
    U.S. TERRITORIES 2.9%
    PUERTO RICO 2.4%
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
       Refunding, Series C, AMBAC Insured, 5.50%, 7/01/24 ...................................         10,000,000       10,320,100
    Puerto Rico Electric Power Authority Power Revenue, Refunding, Series SS, MBIA Insured,
       5.00%, 7/01/24 .......................................................................         10,000,000        9,999,300
                                                                                                                   --------------
                                                                                                                       20,319,400
                                                                                                                   --------------
    VIRGIN ISLANDS 0.5%
    Virgin Islands PFAR, senior lien, Refunding, Series A, 5.30%, 10/01/11 ..................          4,000,000        4,042,920
    Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.00%,
       7/01/09 ..............................................................................            520,000          530,187
                                                                                                                   --------------
                                                                                                                        4,573,107
                                                                                                                   --------------
    TOTAL U.S. TERRITORIES ..................................................................                          24,892,507
                                                                                                                   --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $828,217,092) .................                         837,835,498
                                                                                                                   --------------
    SHORT TERM INVESTMENTS 1.6%
    MUNICIPAL BONDS 1.6%
    COLORADO 0.1%
(a) Colorado Educational and Cultural Facilities Authority Revenue, National Jewish
       Federation
    Bond Program, Refunding, Series A-8, Daily VRDN and Put, 2.35%, 9/01/35 ................            100,000          100,000
(a) East Cherry Creek Valley Water and Sanitation District Arapahoe County Revenue,
       Refunding, MBIA Insured, Weekly VRDN and Put, 2.34%, 11/15/34 ........................            700,000          700,000
                                                                                                                   --------------
                                                                                                                          800,000
                                                                                                                   --------------
    MASSACHUSETTS 0.2%
(a) Massachusetts State Health and Educational Facilities Authority Revenue, Capital Asset
    Program, Series D, MBIA Insured, Daily VRDN and Put, 9.25%, 1/01/35 .....................          1,700,000        1,700,000
                                                                                                                   --------------
    MISSOURI 0.9%
(a) Missouri State Health and Educational Facilities Authority Educational Authority Revenue,
    St. Louis University, Refunding, Series A, MBIA Insured, Daily VRDN and Put, 3.19%,
    10/01/35 ................................................................................          4,100,000        4,100,000
(a) Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
       Cox Health System, Refunding, AMBAC Insured, Daily VRDN and Put, 8.00%, 6/01/22 .....          4,065,000        4,065,000
                                                                                                                   --------------
                                                                                                                        8,165,000
                                                                                                                   --------------
    PENNSYLVANIA 0.3%
(a) Emmaus General Authority Revenue, FSA Insured, Weekly VRDN and Put, 2.25%, 12/01/28 .....          2,300,000        2,300,000
                                                                                                                   --------------


                            Semiannual Report | 129

Franklin Tax-Free Trust

    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                     PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 0.1%
    PUERTO RICO 0.1%

(a) Puerto Rico Commonwealth Revenue, Refunding, Series B-1, FSA Insured, Weekly VRDN
       and Put, 2.10%, 7/01/21 ..............................................................   $        700,000   $      700,000
                                                                                                                   --------------
    TOTAL SHORT TERM INVESTMENTS (COST $13,665,000) .........................................                          13,665,000
                                                                                                                   --------------
    TOTAL INVESTMENTS (COST $841,882,092) 98.6% .............................................                         851,500,498
    OTHER ASSETS, LESS LIABILITIES 1.4% .....................................................                          11,988,116
                                                                                                                   --------------
    NET ASSETS 100.0% .......................................................................                      $  863,488,614
                                                                                                                   ==============

    See Selected Portfolio Abbreviations on page 198.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             130 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                   YEAR ENDED FEBRUARY 28,
                                            AUGUST 31, 2008   -------------------------------------------------------
CLASS A                                       (UNAUDITED)     2008(a)       2007        2006        2005      2004(b)
-------                                    ----------------   -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $   9.96        $  9.93     $  9.91     $  9.99     $ 10.12     $ 10.00
                                              --------        -------     -------     -------     -------     -------
Income from investment operations(c):
   Net investment income(d) ............          0.16           0.31        0.29        0.21        0.15        0.06
   Net realized and unrealized gains
      (losses) .........................          0.10           0.05        0.02       (0.09)      (0.14)       0.11
                                              --------        -------     -------     -------     -------     -------
Total from investment operations .......          0.26           0.36        0.31        0.12        0.01        0.17
                                              --------        -------     -------     -------     -------     -------
Less distributions from net investment
   income ..............................         (0.15)         (0.33)      (0.29)      (0.20)      (0.14)      (0.05)
                                              --------        -------     -------     -------     -------     -------
Redemption fees ........................            --(e)          --(e)       --(e)       --(e)       --(e)       --
                                              --------        -------     -------     -------     -------     -------
Net asset value, end of period .........      $  10.07        $  9.96     $  9.93     $  9.91     $  9.99     $ 10.12
                                              ========        =======     =======     =======     =======     =======
Total return(f) ........................          2.59%          3.64%       3.20%       1.23%       0.14%       1.74%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments
   by affiliates .......................          1.07%          1.19%       1.16%       1.09%       1.13%       1.27%
Expenses net of waiver and payments
   by affiliates .......................          0.50%          0.50%       0.50%       0.50%       0.50%       0.50%
Net investment income ..................          3.13%          3.12%       2.88%       2.07%       1.49%       1.22%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $ 81,474        $43,914     $18,683     $26,005     $33,254     $24,282
Portfolio turnover rate ................          7.01%         18.39%      57.74%      32.42%      15.79%       8.08%

(a)  For the year ended February 29.

(b) For the period September 2, 2003 (commencement of operations) to February 29, 2004.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 131

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

    FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS 60.9%
    ALABAMA 2.7%
    East Alabama Health Care Authority Health Care Facilities Revenue,
          Mandatory Put 9/01/13, Series B, 5.00%, 9/01/33 ...................................   $      1,000,000   $    1,002,180
          Mandatory Put 9/01/18, Series A, 5.25%, 9/01/36 ...................................          1,000,000          989,290
    Etowah County Board of Education Special Tax, School wts., Refunding, FSA Insured, 2.60%,
       9/01/08 ..............................................................................            250,000          250,000
                                                                                                                   --------------
                                                                                                                        2,241,470
                                                                                                                   --------------
    CALIFORNIA 6.8%
    Alameda-Contra Costa Transit District COP, FHR Computer System Project, 4.00%, 8/01/12 ..            460,000          473,409
    California Statewide CDA, PCR, Southern California Edison Co., Mandatory Put 4/01/13,
       Refunding, Series A, XLCA Insured, 4.10%, 4/01/28 ....................................          1,000,000        1,002,460
    Hercules RDA Tax Allocation Revenue, Series A, AMBAC Insured, 5.00%, 8/01/14 ............            930,000        1,009,013
    Santa Clara County Financing Authority Revenue, El Camino, Series B, AMBAC Insured,
       5.00%, 2/01/14 .......................................................................          1,000,000        1,069,230
    Southern California Public Power Authority Natural Gas Project Revenue, Project No. 1,
       Series A, 5.00%, 11/01/15 ............................................................          1,000,000        1,013,750
    Tustin USD School Facilities Improvement District GO, Capital Appreciation No.
       2002-1, Election of 2002, Series C, FSA Insured, zero cpn.,
          6/01/09 ...........................................................................            445,000          439,095
          6/01/18 ...........................................................................            810,000          534,146
                                                                                                                   --------------
                                                                                                                        5,541,103
                                                                                                                   --------------
    COLORADO 2.2%
    Regional Transportation District COP, Transit Vehicles, Series A, AMBAC Insured, 5.00%,
       12/01/15 .............................................................................          1,500,000        1,624,785
    Strasburg School District No. 31J GO, MBIA Insured, zero cpn., 12/01/08 .................            170,000          169,162
                                                                                                                   --------------
                                                                                                                        1,793,947
                                                                                                                   --------------
    FLORIDA 5.0%
    Florida State Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 4.25%, 7/01/14           3,000,000        3,015,240
    Sarasota County GO, Environmentally Sensitive Program, 4.00%, 10/01/09 ..................          1,065,000        1,089,016
                                                                                                                   --------------
                                                                                                                        4,104,256
                                                                                                                   --------------
    ILLINOIS 1.9%
    Chicago GO, Project, Series 1995 B, FGIC Insured, ETM, 5.00%, 1/01/09 ...................          1,500,000        1,516,275
                                                                                                                   --------------
    INDIANA 0.7%
    Avon Community School Building Corp. Revenue, First Management, AMBAC Insured, 4.25%,
       1/15/11 ..............................................................................            520,000          537,841
                                                                                                                   --------------
    KANSAS 0.7%
    Junction City COP, Radian Insured, 4.00%,
          9/01/09 ...........................................................................            215,000          218,096
          9/01/10 ...........................................................................            310,000          316,250
                                                                                                                   --------------
                                                                                                                          534,346
                                                                                                                   --------------
    KENTUCKY 1.5%
    Kentucky Rural Water Finance Corp. Public Project Revenue, Flexible Term Program,
       Series D, 4.00%, 8/01/09 .............................................................          1,170,000        1,190,089
                                                                                                                   --------------


                             132 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    LOUISIANA 1.9%
    Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B, AMBAC
       Insured, 5.00%, 6/01/09 ..............................................................   $      1,000,000   $    1,023,070
    Louisiana State Local Government Environmental Facilities Revenue, MBIA Insured, 4.00%,
       12/01/14 .............................................................................            500,000          516,440
                                                                                                                   --------------
                                                                                                                        1,539,510
                                                                                                                   --------------
    MICHIGAN 2.0%
    Charlevoix Public School District GO, School Building and Site, FSA Insured, 3.00%,
          5/01/10 ...........................................................................            800,000          811,920
          5/01/11 ...........................................................................            800,000          814,552
                                                                                                                   --------------
                                                                                                                        1,626,472
                                                                                                                   --------------
    MINNESOTA 0.6%
    Farmington GO, Improvement, Series B, FSA Insured, 3.50%, 2/01/14 .......................            455,000          466,957
                                                                                                                   --------------
    MISSISSIPPI 2.0%
    Mississippi Development Bank Special Obligation GO, Jackson Public School District,
       FSA Insured, 5.00%,
          4/01/11 ...........................................................................          1,000,000        1,057,850
          4/01/12 ...........................................................................            500,000          536,985
                                                                                                                   --------------
                                                                                                                        1,594,835
                                                                                                                   --------------
    MISSOURI 0.2%
    Platte County COP, Public Improvements, 2.40%, 10/01/08 .................................            200,000          200,112
                                                                                                                   --------------
    NEBRASKA 0.9%
    University of Nebraska Facilities Corp. Revenue, University of Nebraska Medical Center
       Research Center, 4.00%, 2/15/10 ......................................................            750,000          770,093
                                                                                                                   --------------
    NEVADA 0.6%
    Henderson Local ID Special Assessment, No. T-6, Limited Obligation, Refunding, Senior
       Series A, FSA Insured, 2.85%, 11/01/09 ...............................................            265,000          267,867
    Washoe County Improvement Bonds, Refunding, FSA Insured, 2.50%, 11/01/08 ................            195,000          195,258
                                                                                                                   --------------
                                                                                                                          463,125
                                                                                                                   --------------
    NEW YORK 7.9%
    Amherst IDA Civic Facility Revenue, Mandatory Put 10/01/11, Refunding, Series A,
       Radian Insured, 4.20%, 10/01/31 ......................................................            865,000          881,738
    Monroe County GO, Refunding, Series A, Assured Guaranty, 5.00%, 6/01/11 .................          1,135,000        1,201,647
    New York State Dormitory Authority Revenues,
          The New York and Presbyterian Hospital, Mortgage, Refunding, Series A, FHA Insured,
             5.00%, 8/15/09 .................................................................            750,000          772,432
          Non-State Supported Debt, Aids Long Term Health Care Facility, Refunding, 5.00%,
              11/01/11 ......................................................................            750,000          776,160
          Non-State Supported Debt, Manhattan College, Series B, Radian Insured, 5.00%,
              7/01/13 .......................................................................            500,000          531,410
    New York State Urban Development Corp. Revenue, State Personal Income Tax, Series C-1
       Empire State, 2.80%, 12/15/09 ........................................................            245,000          247,710
    Yonkers GO, Series A, 4.00%, 11/01/09 ...................................................          2,000,000        2,020,260
                                                                                                                   --------------
                                                                                                                        6,431,357
                                                                                                                   --------------


                             Semiannual Report | 133

Franklin Tax-Free Trust

    FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO 0.7%
    Ohio State Higher Educational Facility Revenue, Otterbein College 2007 Project, CIFG
       Insured, 4.50%, 12/01/11 .............................................................   $        210,000   $      221,315
    Stark County GO, Sewage System, Refunding, AMBAC Insured, 2.50%, 12/01/08 ...............            370,000          370,288
                                                                                                                   --------------
                                                                                                                          591,603
                                                                                                                   --------------
    PENNSYLVANIA 0.3%
    Pittsburgh Water and Sewer Authority Revenue, Refunding, FSA Insured, 2.65%, 9/01/08 ....            250,000          250,000
                                                                                                                   --------------
    SOUTH CAROLINA 1.3%
    Florence County Hospital Revenue, McLeod Regional Medical Center Project, Refunding,
       Series A, FSA Insured, 5.00%, 11/01/09 ...............................................          1,000,000        1,034,860
                                                                                                                   --------------
    SOUTH DAKOTA 0.4%
    South Dakota HDA Revenue, Series D, 2.90%, 5/01/09 ......................................            345,000          347,536
                                                                                                                   --------------
    TEXAS 7.6%
    Brock ISD, GO, Capital Appreciation, zero cpn., 8/15/16 .................................            460,000          337,097
    Harris County Hospital District Revenue, senior lien, Refunding, Series A, MBIA Insured,
       5.00%, 2/15/12 .......................................................................            745,000          794,192
    Harris County Metropolitan Transit Authority COP Lease Revenue, Series A, Assured
       Guaranty, 5.00%, 11/01/11 ............................................................          2,200,000        2,339,084
    Houston Hotel Occupancy Tax and Special Revenue, Convention and Entertainment, Refunding,
       Series A, AMBAC Insured, 5.25%, 9/01/09 ..............................................          1,260,000        1,296,616
    Lubbock Educational Facilities Authority Revenue, Lubbock Christian, Refunding and
       Improvement, 4.50%, 11/01/10 .........................................................            395,000          404,614
    San Antonio Water Revenue, System, Series A, FSA Insured, 5.50%, 5/15/13 ................            500,000          546,160
    Willow Fork Drain District GO, Series A, Radian Insured, 5.00%, 9/01/14 .................            500,000          500,710
                                                                                                                   --------------
                                                                                                                        6,218,473
                                                                                                                   --------------
    UTAH 0.2%
    Davis County Sales Tax Revenue, Series B, AMBAC Insured, 2.55%, 10/01/08 ................            180,000          180,050
                                                                                                                   --------------
    WASHINGTON 8.7%
    Energy Northwest Electric Revenue, Project 1, Refunding, Series A, 5.00%, 7/01/11 .......            375,000          399,244
    King County Housing Authority Revenue, Birch Creek Apartments Project, 4.40%, 5/01/18 ...          2,290,000        2,293,458
    Snohomish County School District No. 2 Everett GO, Refunding, FGIC Insured, 5.00%,
       12/01/14 .............................................................................            250,000          272,460
    Washington State GO, Motor Vehicle Tax, Series F, AMBAC Insured, zero cpn., 12/01/09 ....          1,000,000          971,530
    Washington State Health Care Facilities Authority Revenue,
          Kadlec Medical Center, Series A, Assured Guaranty, 5.00%, 12/01/10 ................          1,000,000        1,055,480
          Multicare Health System, Series A, FSA Insured, 4.00%, 8/15/13 ....................            250,000          256,545
          Multicare Health System, Series A, FSA Insured, 4.00%, 8/15/14 ....................            310,000          316,414
          Multicare Health System, Series B, FSA Insured, 4.00%, 8/15/13 ....................            250,000          256,545
          Multicare Health System, Series B, FSA Insured, 4.00%, 8/15/14 ....................            600,000          612,414
          Multicare Health System, Series B, FSA Insured, 4.00%, 8/15/15 ....................            625,000          633,706
                                                                                                                   --------------
                                                                                                                        7,067,796
                                                                                                                   --------------
    WYOMING 0.6%
    Sweetwater County Improvement Project Powers Board Lease Revenue, MBIA Insured, 5.00%,
       12/15/10 .............................................................................            500,000          528,210
                                                                                                                   --------------


                             134 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 3.5%
    GUAM 0.3%
    Guam International Airport Authority Revenue, Series A, MBIA Insured, 2.375%, 10/01/08 ..   $        240,000   $      239,777
                                                                                                                   --------------
    PUERTO RICO 3.2%
       Puerto Rico Commonwealth Government Development Bank Revenue, senior notes, Series B,
       5.00%, 12/01/08 ......................................................................            950,000          952,850
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Refunding,
       Series X, MBIA Insured, 5.50%, 7/01/13 ...............................................            580,000          623,326
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Financing Authority Revenue, Ana G. Mendez University System Project, 5.00%, 3/01/11 .            545,000          555,338
    Puerto Rico PBA Guaranteed Revenue, Mandatory Put 7/01/17, Refunding, AMBAC Insured,
       5.50%, 7/01/35 .......................................................................            450,000          461,665
                                                                                                                   --------------
                                                                                                                        2,593,179
                                                                                                                   --------------
    TOTAL U.S. TERRITORIES ..................................................................                           2,832,956
                                                                                                                   --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $49,131,960) ..................                          49,603,272
                                                                                                                   --------------
    SHORT TERM INVESTMENTS 37.5%
    MUNICIPAL BONDS 37.5%
    CALIFORNIA 0.6%
(a) California Infrastructure and Economic Development Bank Revenue, Asian Art Museum
       Foundation, MBIA Insured, Daily VRDN and Put, 3.75%, 6/01/34 .........................            500,000          500,000
                                                                                                                   --------------
    COLORADO 5.7%
(a) Colorado Educational and Cultural Facilities Authority Revenue, National Jewish
       Federation Bond Program,
           Daily VRDN and Put, 2.35%, 2/01/35 ...............................................          1,850,000        1,850,000
           Refunding, Series A-8, Daily VRDN and Put, 2.35%, 9/01/35 ........................            300,000          300,000
(a) Denver City and County MFHR, Ogden Residences Project, Daily VRDN and Put, 2.21%,
    12/01/29 ................................................................................            700,000          700,000
(a) East Cherry Creek Valley Water and Sanitation District Arapahoe County Revenue,
       Refunding, MBIA Insured, Weekly VRDN and Put, 2.34%, 11/15/34 ........................          1,800,000        1,800,000
                                                                                                                   --------------
                                                                                                                        4,650,000
                                                                                                                   --------------
    FLORIDA 3.7%
    Citizens Property Insurance Corp. Revenue, Senior Secured High Risk Notes,
    Series A-2, 4.50%, 6/01/09 ..............................................................          3,000,000        3,027,240
                                                                                                                   --------------
    ILLINOIS 2.3%
    Cook County School District No. 150 South Holland GO, FSA Insured, 3.125%, 12/01/08 .....            205,000          205,513
    Grundy County School District No. 054 Morris GO, 4.125%, 11/01/08 .......................          1,700,000        1,705,151
                                                                                                                   --------------
                                                                                                                        1,910,664
                                                                                                                   --------------
    MARYLAND 0.9%
(a) Maryland State EDC Revenue, U.S. Pharmacopeial Project, Refunding, Series B,
       AMBAC Insured, Daily VRDN and Put, 2.45%, 7/01/34 ....................................            700,000          700,000
                                                                                                                   --------------
    MASSACHUSETTS 1.2%
(a) Massachusetts State Health and Educational Facilities Authority Revenue, Capital Asset
       Program,
          Refunding, Series C, MBIA Insured, Daily VRDN and Put, 8.00%, 7/01/10 .............            800,000          800,000
          Series D, MBIA Insured, Daily VRDN and Put, 9.25%, 1/01/35 ........................            200,000          200,000
                                                                                                                   --------------
                                                                                                                        1,000,000
                                                                                                                   --------------


                             Semiannual Report | 135

Franklin Tax-Free Trust

    FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN 1.5%
    Charlevoix Public School District GO, School Building and Site, FSA Insured, 3.00%,
       5/01/09 ..............................................................................   $        800,000   $      807,088
(a) Detroit Sewer Disposal System Revenue, senior lien, Series B, FSA Insured, Daily VRDN and
       Put, 2.60%, 7/01/33 ..................................................................            400,000          400,000
                                                                                                                   --------------
                                                                                                                        1,207,088
                                                                                                                   --------------
    MINNESOTA 0.7%
    Farmington GO, Improvement, Series B, FSA Insured, 3.00%, 2/01/09 .......................            570,000          572,787
                                                                                                                   --------------
    MISSOURI 6.2%
    Detroit GO, MBIA Insured, 5.00%, 4/01/09 ................................................          2,000,000        2,025,220
(a) Missouri State Health and Educational Facilities Authority Educational Authority Revenue,
       St. Louis University, Refunding, Series A, MBIA Insured, Daily VRDN and Put, 3.19%,
       10/01/35 .............................................................................            500,000          500,000
(a) Missouri State Health and Educational Facilities Authority Educational Facilities
       Revenue,
       St. Louis University, Series A, MBIA Insured, Daily VRDN and Put, 3.19%,
          10/01/35 ..........................................................................            800,000          800,000
(a) Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
          Cox Health System, Refunding, AMBAC Insured, Daily VRDN and Put, 8.00%, 6/01/22 ...          1,000,000        1,000,000
          Sisters Mercy Health, Refunding, Series A, Daily VRDN and Put, 2.35%, 6/01/16 .....            700,000          700,000
                                                                                                                   --------------
                                                                                                                        5,025,220
                                                                                                                   --------------
    NEW YORK 2.2%
(a) MTA Revenue, Transportation, Sub Series G-2, Daily VRDN and Put, 2.50%, 11/01/26 ........            400,000          400,000
(a) New York City GO,
          Series B, Sub Series B-5, MBIA Insured, Daily VRDN and Put, 2.50%, 8/15/22 ........          1,000,000        1,000,000
          Series E, Sub Series E-2, Daily VRDN and Put, 2.30%, 8/01/34 ......................            400,000          400,000
                                                                                                                   --------------
                                                                                                                        1,800,000
                                                                                                                   --------------
    NORTH CAROLINA 2.2%
(a) Charlotte-Mecklenburg Hospital Authority Health Care System Revenue, Carolinas HealthCare
       System, Refunding, Series C, Daily VRDN and Put, 2.45%, 1/15/26 ......................            600,000          600,000
(a) Mecklenburg County GO, Series B, Weekly VRDN and Put, 1.83%, 2/01/26 ....................            200,000          200,000
(a) North Carolina State GO, Refunding, Series D, Weekly VRDN and Put, 1.70%, 6/01/19 .......          1,000,000        1,000,000
                                                                                                                   --------------
                                                                                                                        1,800,000
                                                                                                                   --------------
    OHIO 2.2%
(a) Ohio State Air Quality Development Authority Revenue, Pollution Control, Ohio Edison Co.,
       Series C, Daily VRDN and Put, 2.55%, 6/01/23 .........................................          1,000,000        1,000,000
    University of Toledo General Receipts Bonds Revenue, Series A, Assured Guaranty, 3.00%,
       6/01/09 ..............................................................................            750,000          755,648
                                                                                                                   --------------
                                                                                                                        1,755,648
                                                                                                                   --------------
    PENNSYLVANIA 1.5%
(a) Emmaus General Authority Revenue, FSA Insured, Weekly VRDN and Put, 2.25%, 12/01/28 .....          1,200,000        1,200,000
                                                                                                                   --------------
    SOUTH CAROLINA 0.9%
    Spartanburg County Regional Health Services District Revenue, Refunding, Series D,
       Assured Guaranty, 4.00%, 4/15/09 .....................................................            740,000          750,108
                                                                                                                   --------------


                             136 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------   ----------------   --------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    TENNESSEE 4.5%
(a) Blount County PBA Revenue, Local Government Public Improvement, Series A-3-A, Daily VRDN
       and Put, 0.75%, 6/01/26 ..............................................................   $      2,300,000   $    2,300,000
(a) Clarksville PBA Revenue, Pooled Financing, Tennessee Municipal Bond Fund, Daily VRDN and
       Put, 2.45%, 11/01/35 .................................................................            960,000          960,000
(a) Sevier County PBA Revenue, Local Government Public Improvement, Series IV-I-1,
       AMBAC Insured, Daily VRDN and Put, 5.00%, 6/01/32 ....................................            400,000          400,000
                                                                                                                   --------------
                                                                                                                        3,660,000
                                                                                                                   --------------
    U.S. TERRITORIES 1.2%
    PUERTO RICO 1.2%
(a) Puerto Rico Commonwealth GO,
       Refunding, Series B-1, FSA Insured, Weekly VRDN and Put, 2.10%, 7/01/21 ..............            700,000          700,000
       Series B-2, FSA Insured, Weekly VRDN and Put, 2.10%, 7/01/24 .........................            300,000          300,000
                                                                                                                   --------------
                                                                                                                        1,000,000
                                                                                                                   --------------
    TOTAL SHORT TERM INVESTMENTS (COST $30,549,836) .........................................                          30,558,755
                                                                                                                   --------------
    TOTAL INVESTMENTS (COST $79,681,796) 98.4% ..............................................                          80,162,027
    OTHER ASSETS, LESS LIABILITIES 1.6% .....................................................                           1,312,061
                                                                                                                   --------------
    NET ASSETS 100.0% .......................................................................                      $   81,474,088
                                                                                                                   ==============

See Selected Portfolio Abbreviations on page 198.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 137

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                           YEAR ENDED FEBRUARY 28,
                                           AUGUST 31, 2008   ----------------------------------------------------------------------
CLASS A                                      (UNAUDITED)       2008(a)         2007           2006           2005          2004(a)
-------                                    ----------------  ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...      $     9.98     $    11.04     $    10.83     $    10.81     $    10.78     $    10.39
                                              ----------     ----------     ----------     ----------     ----------     ----------
Income from investment operations(b):
   Net investment income(c).............            0.27           0.53           0.54           0.55           0.58           0.59
   Net realized and unrealized gains
      (losses) .........................            0.06          (1.06)          0.20           0.03           0.03           0.39
                                              ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations .......            0.33          (0.53)          0.74           0.58           0.61           0.98
                                              ----------     ----------     ----------     ----------     ----------     ----------
Less distributions from net investment
   income ..............................           (0.27)         (0.53)         (0.53)         (0.56)         (0.58)         (0.59)
                                              ----------     ----------     ----------     ----------     ----------     ----------
Redemption fees ........................              --(d)          --(d)          --(d)          --(d)          --(d)          --
                                              ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period .........      $    10.04     $     9.98     $    11.04     $    10.83     $    10.81     $    10.78
                                              ==========     ==========     ==========     ==========     ==========     ==========
Total return(e)                                     3.31%         (5.03)%         6.99%          5.45%          5.94%          9.75%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................            0.61%          0.62%          0.62%          0.63%          0.62%          0.62%
Net investment income ..................            5.35%          4.98%          4.97%          5.11%          5.44%          5.62%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $5,029,744     $4,784,743     $5,329,032     $5,070,599     $4,714,804     $4,570,744
Portfolio turnover rate ................            7.88%         20.10%         10.90%         11.63%          8.60%          8.67%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             138 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                     YEAR ENDED FEBRUARY 28,
                                           AUGUST 31, 2008    ------------------------------------------------------------
CLASS B                                      (UNAUDITED)       2008(a)       2007         2006         2005        2004(a)
-------                                    ----------------   --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...      $  10.05        $  11.11     $  10.90     $  10.87     $  10.84     $  10.45
                                              --------        --------     --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c).............          0.25            0.48         0.48         0.50         0.52         0.53
   Net realized and unrealized gains
      (losses) .........................          0.05           (1.07)        0.20         0.03         0.04         0.39
                                              --------        --------     --------     --------     --------     --------
Total from investment operations .......          0.30           (0.59)        0.68         0.53         0.56         0.92
                                              --------        --------     --------     --------     --------     --------
Less distributions from net investment
   income ..............................         (0.24)          (0.47)       (0.47)       (0.50)       (0.53)       (0.53)
                                              --------        --------     --------     --------     --------     --------
Redemption fees ........................            --(d)           --(d)        --(d)        --(d)        --(d)        --
                                              --------        --------     --------     --------     --------     --------
Net asset value, end of period .........      $  10.11        $  10.05     $  11.11     $  10.90     $  10.87     $  10.84
                                              ========        ========     ========     ========     ========     ========
Total return(e).........................          3.00%          (5.53)%       6.36%        4.93%        5.32%        9.09%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................          1.16%           1.17%        1.17%        1.18%        1.18%        1.18%
Net investment income ..................          4.80%           4.43%        4.42%        4.56%        4.88%        5.06%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $122,033        $139,855     $215,121     $240,628     $258,063     $250,878
Portfolio turnover rate ................         7.88%           20.10%       10.90%       11.63%        8.60%        8.67%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 139

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                      YEAR ENDED FEBRUARY 28,
                                            AUGUST 31, 2008   ------------------------------------------------------------
CLASS C                                       (UNAUDITED)      2008(a)       2007         2006         2005        2004(a)
-------                                    ----------------   --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $  10.10        $  11.16     $  10.95     $  10.91     $  10.88     $  10.48
                                              --------        --------     --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) ............          0.25            0.48         0.49         0.50         0.52         0.54
   Net realized and unrealized gains
      (losses) .........................          0.05           (1.07)        0.19         0.03         0.03         0.39
                                              --------        --------     --------     --------     --------     --------
Total from investment operations .......          0.30           (0.59)        0.68         0.53         0.55         0.93
                                              --------        --------     --------     --------     --------     --------
Less distributions from net investment
   income ..............................         (0.24)          (0.47)       (0.47)       (0.49)       (0.52)       (0.53)
                                              --------        --------     --------     --------     --------     --------
Redemption fees ........................            --(d)           --(d)        --(d)        --(d)        --(d)        --
                                              --------        --------     --------     --------     --------     --------
Net asset value, end of period .........      $  10.16        $  10.10     $  11.16     $  10.95     $  10.91     $  10.88
                                              ========        ========     ========     ========     ========     ========
Total return(e) ........................          2.98%          (5.51)%       6.34%        5.00%        5.29%        9.16%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...............................          1.16%           1.17%        1.17%        1.18%        1.18%        1.18%
Net investment income ..................          4.80%           4.43%        4.42%        4.56%        4.88%        5.06%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $776,415        $697,697     $761,994     $695,270     $588,921     $565,210
Portfolio turnover rate ................          7.88%          20.10%       10.90%       11.63%        8.60%        8.67%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             140 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED          YEAR ENDED FEBRUARY 28,
                                            AUGUST 31, 2008     ---------------------------------
ADVISOR CLASS                                 (UNAUDITED)       2008(a)        2007       2006(b)
-------------                              ----------------     -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period....     $  10.00         $   11.06     $  10.85      $ 10.76
                                             --------         ---------     --------      -------
Income from investment operations(c):
   Net investment income(d).............         0.28              0.55         0.55         0.10
   Net realized and unrealized gains
      (losses) .........................         0.05            (1.07)         0.20         0.04
                                             --------         ---------     --------      -------
Total from investment operations .......         0.33            (0.52)         0.75         0.14
                                             --------         ---------     --------      -------
Less distributions from net investment
   income ..............................        (0.27)            (0.54)       (0.54)       (0.05)
                                             --------         ---------     --------      -------
Redemption fees.........................           --(e)             --(e)        --(e)        --(e)
                                             --------         ---------     --------      -------
Net asset value, end of period..........     $  10.06         $   10.00     $  11.06      $ 10.85
                                             ========         =========     ========      =======
Total return(f) ........................         3.35%           (4.94)%        7.08%        1.34%

RATIOS TO AVERAGE NET ASSETS(g)
Expenses................................         0.51%            0.52%        0.52%         0.53%
Net investment income...................         5.45%            5.08%        5.07%         5.21%

SUPPLEMENTAL DATA
Net assets, end of period (000's).......     $178,222         $143,331      $53,127       $   471
Portfolio turnover rate ................        7.88%            20.10%       10.90%        11.63%

(a)  For the year ended February 29.

(b)  For the period January 3, 2006 (effective date) to February 28, 2006.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 141

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS 97.4%
       ALABAMA 0.3%
       Camden IDB Exempt Facilities Revenue, Weyerhaeuser,
          Series A, Pre-Refunded, 6.125%, 12/01/24 ............................................   $     3,000,000   $     3,465,600
          Series B, Pre-Refunded, 6.375%, 12/01/24 ............................................         1,750,000         1,997,012
       Oneonta Eastern Health Systems Special Care Facilities Financing Authority GO,
          Pre-Refunded, 7.75%, 7/01/21 ........................................................         9,420,000        10,273,264
       Phenix City IDB Environmental Improvement Revenue, MeadWestvaco-Mead Coated Board
          Project, Refunding, Series B, 6.10%, 5/15/30 ........................................         5,800,000         5,518,584
                                                                                                                    ---------------
                                                                                                                         21,254,460
                                                                                                                    ---------------
       ALASKA 0.1%
       Alaska Industrial Development and Export Authority Power Revenue, Upper Lynn Canal
          Regional Power,
          5.70%, 1/01/12 ......................................................................         1,400,000         1,400,056
          5.80%, 1/01/18 ......................................................................         1,495,000         1,460,196
          5.875%, 1/01/32 .....................................................................         6,900,000         6,077,658
                                                                                                                    ---------------
                                                                                                                          8,937,910
                                                                                                                    ---------------
       ARIZONA 3.7%
       Apache County IDA,
          IDR, Tucson Electric Power Co. Project, Refunding, Series C, 5.85%, 3/01/26 .........        16,500,000        16,251,675
          PCR, Tucson Electric Power Co. Project, Refunding, Series A, 5.85%, 3/01/28 .........        53,150,000        51,705,383
          PCR, Tucson Electric Power Co. Project, Refunding, Series B, 5.875%, 3/01/33 ........        33,800,000        32,220,864
       Arizona Health Facilities Authority Hospital System Revenue, John C. Lincoln Health
          Network, Pre-Refunded, 6.375%, 12/01/37 .............................................         2,500,000         2,842,725
       Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A, 6.625%,
          7/01/20 .............................................................................         3,940,000         4,296,846
       Casa Grande IDA Hospital Revenue, Casa Grande Regional Medical Center, Series A, 7.25%,
          12/01/32 ............................................................................        14,500,000        14,222,180
       Coconino County PCC Revenue, Tucson Electric Power Navajo, Refunding,
          Series A, 7.125%, 10/01/32 ..........................................................        21,125,000        21,214,992
          Series B, 7.00%, 10/01/32 ...........................................................         9,500,000         9,573,340
       Downtown Phoenix Hotel Corp. Revenue, Sub Series B, FGIC Insured, 5.00%, 7/01/36 .......        10,000,000         9,509,500
       Maricopa County IDA Health Facility Revenue,
          Catholic Healthcare West, Refunding, Series A, 5.50%, 7/01/26 .......................         7,500,000         7,499,400
          Catholic Healthcare West Project, Refunding, Series A, ACA Insured, 5.00%, 7/01/16 ..         5,450,000         5,498,778
       Maricopa County PCC, PCR, Public Service Co. of Colorado, Refunding, Series A, 5.75%,
          11/01/22 ............................................................................         9,800,000         9,281,482
       Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series A, 5.00%,
          7/01/38 .............................................................................        15,000,000        14,568,900
       Pima County IDAR,
          Industrial Development, Tucson Electric Power, Series A, 6.375%, 9/01/29 ............         2,000,000         2,016,480
          Tucson Electric Power Co. Project, Series A, 6.10%, 9/01/25 .........................        10,140,000         9,736,428
       Salt Verde Financial Corp. Senior Gas Revenue, 5.00%, 12/01/37 .........................        10,000,000         8,370,800
       University Medical Center Corp. Revenue, 5.00%, 7/01/35 ................................        10,175,000         8,985,542
                                                                                                                    ---------------
                                                                                                                        227,795,315
                                                                                                                    ---------------


                             142 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       ARKANSAS 0.3%
       Arkansas State Development Finance Authority Industrial Facilities Revenue, Potlatch
          Corp. Projects, Series A, 7.75%, 8/01/25 ............................................   $     3,800,000   $     3,996,270
       Baxter County IDR, Aeroquip Corp. Project, Refunding, 5.80%, 10/01/13 ..................         2,400,000         2,606,880
       Calhoun County Solid Waste Disposal Revenue, Georgia-Pacific Corp. Project, 6.375%,
          11/01/26 ............................................................................        10,000,000         8,515,500
       Warren Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.00%, 4/01/12 ............         3,150,000         3,266,172
                                                                                                                    ---------------
                                                                                                                         18,384,822
                                                                                                                    ---------------
       CALIFORNIA 16.9%
       ABAG 1915 Act Special Assessment, Windemere Ranch AD, 1999-1, Pre-Refunded, 6.375%,
          9/02/32 .............................................................................         9,735,000        11,076,678
       Adelanto Water Authority Revenue, Subordinated, Water System Acquisition Project,
          Series A, Pre-Refunded, 7.50%, 9/01/28 ..............................................        21,275,000        21,700,500
       Alameda County MFHR, Claremont House Project, Refunding, Series A, 8.00%, 12/01/23 .....        10,700,000        10,755,105
       Aliso Viejo CFD No. 2005-01 Special Tax, Glenwood at Aliso Viejo, 6.00%, 9/01/38 .......         5,200,000         5,065,996
       Anaheim PFAR, Refunding, Series A-2, FGIC Insured, 4.75%, 9/01/29 ......................        24,000,000        22,510,320
       Azusa Special Tax, Escrow, CFD No. 2005-1, Improvement Area 1, 5.00%, 9/01/37 ..........         5,500,000         4,351,875
       Beaumont Financing Authority Local Agency Revenue, Improvement Area No. 19C, Series A,
          5.35%, 9/01/36 ......................................................................         3,680,000         3,039,717
       Beaumont PFAR, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23 ........         4,185,000         5,022,921
       Calabasas Special Tax, CFD No. 01-1, Refunding, 6.25%, 9/01/31 .........................         5,780,000         6,537,122
       California County Tobacco Securitization Agency Tobacco Revenue, Asset-Backed, Alameda
          County, 5.875%, 6/01/35 .............................................................         3,700,000         3,217,372
       California Educational Facilities Authority Revenue, Pooled College and University
          Financing, Refunding, Series B, 6.125%, 6/01/09 .....................................            10,000            10,018
       California Health Facilities Financing Authority Revenue, Marshall Medical Center,
          Series A, California Mortgage Insured, 5.00%,
          11/01/24 ............................................................................         2,295,000         2,316,642
          11/01/29 ............................................................................         2,220,000         2,196,979
          11/01/33 ............................................................................         3,130,000         3,021,201
       California HFAR, Home Mortgage, Series K, 4.70%, 8/01/31 ...............................        20,000,000        16,632,200
       California Infrastructure and Economic Development Bank Revenue, Department of Social
          Services Administration Building, AMBAC Insured, 5.00%,
          12/01/30 ............................................................................        10,300,000        10,326,677
          12/01/35 ............................................................................         5,000,000         4,940,950
       California State GO,
          Pre-Refunded, 5.25%, 4/01/30 ........................................................         2,450,000         2,687,797
          Pre-Refunded, 5.25%, 4/01/32 ........................................................         2,460,000         2,698,768
          Refunding, 5.25%, 4/01/30 ...........................................................            50,000            50,370
          Refunding, 5.25%, 4/01/32 ...........................................................            40,000            40,192
          Various Purpose, 5.125%, 11/01/24 ...................................................        18,935,000        19,420,683
          Various Purpose, Refunding, 5.00%, 6/01/31 ..........................................        25,000,000        24,796,750
          Various Purpose, Refunding, FGIC Insured, 5.00%, 6/01/27 ............................        16,675,000        16,826,576
       California Statewide CDA Revenue,
          Elder Care Alliance, Series A, Pre-Refunded, 8.25%, 11/15/32 ........................        13,090,000        16,235,134
          Eskaton Village Grass Valley, Pre-Refunded, 8.25%, 11/15/31 .........................         2,980,000         3,372,526
          John F. Kennedy University, 6.75%, 10/01/33 .........................................         8,000,000         8,036,800
          Monterey Institute International, 5.50%, 7/01/31 ....................................        13,240,000        11,575,467
          Prospect Sierra School, Pre-Refunded, 6.75%, 9/01/32 ................................         6,545,000         7,224,567


                             Semiannual Report | 143

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       CALIFORNIA (CONTINUED)
       California Statewide CDA Revenue, (continued)
          St. Joseph Health System, Series B, FGIC Insured, 5.75%, 7/01/47 ....................   $     5,000,000   $     5,224,700
          St. Joseph Health System, Series E, FSA Insured, 5.25%, 7/01/47 .....................        10,000,000        10,029,700
          Sutter Health, Refunding, Series A, 5.00%, 11/15/43 .................................        25,000,000        23,532,750
          Thomas Jefferson School of Law, Series A, 7.25%, 10/01/38 ...........................        11,730,000        11,407,894
       California Statewide CDA Special Tax Revenue, CFD 2007-1, Orinda, 6.00%, 9/01/37 .......        10,000,000         9,513,400
       Chabot-Las Positas Community College District GO, Capital Appreciation Bonds, Series C,
          AMBAC Insured, zero cpn.,
          8/01/33 .............................................................................        21,015,000         5,120,305
          8/01/34 .............................................................................        10,000,000         2,290,600
          8/01/43 .............................................................................        31,515,000         4,253,895
          8/01/45 .............................................................................        34,035,000         4,095,772
       Chino CFD Special Tax, No. 03-3, Improvement Area 2, 5.00%, 9/01/36 ....................         2,215,000         1,725,707
       Chula Vista CFD Special Tax,
          No. 07-I, Otay Ranch Village Eleven, 5.875%, 9/01/34 ................................         3,195,000         2,981,574
          No. 13-I, Otay Ranch Village Seven, 5.35%, 9/01/36 ..................................         2,675,000         2,326,929
          No. 99-1, Otay Ranch Spa One, Pre-Refunded, 6.10%, 9/01/31 ..........................         4,890,000         5,375,577
       Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ...........         8,485,000         9,531,710
       El Dorado County CFD Special Tax, Promontory Specific, Series No. 2001-1, 6.30%,
          9/01/31 .............................................................................         3,500,000         3,442,005
       Emeryville RDA, MFHR, Emery Bay Apartments II,
          Series A, Pre-Refunded, 5.85%, 10/01/28 .............................................        12,790,000        13,705,252
          sub. lien, Series B, Pre-Refunded, 6.35%, 10/01/28 ..................................         3,035,000         3,281,624
          sub. lien, Series C, Pre-Refunded, 7.875%, 10/01/28 .................................         1,800,000         1,999,224
       Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding,
          zero cpn., 1/15/22 ..................................................................        49,115,000        21,634,666
          zero cpn., 1/15/31 ..................................................................         4,000,000           912,240
          zero cpn., 1/15/34 ..................................................................         4,500,000           829,350
          zero cpn., 1/15/36 ..................................................................         4,000,000           641,760
          zero cpn. to 7/15/09, 5.85% thereafter, 1/15/23 .....................................        35,000,000        33,402,250
       Fullerton CFD No. 1 Special Tax, Amerige Heights, 6.20%, 9/01/32 .......................         3,500,000         3,503,640
       Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
          Asset-Backed, Senior Series A-1, 5.75%, 6/01/47 .....................................        10,000,000         8,238,600
          Asset-Backed, Series A-3, Pre-Refunded, 7.875%, 6/01/42 .............................        10,000,000        12,060,400
          Enhanced, Asset-Backed, Refunding, Series A, 5.00%, 6/01/45 .........................        30,750,000        27,252,187
          Enhanced, Asset-Backed, Series A-3, Pre-Refunded, 5.50%, 6/01/33 ....................        20,000,000        22,044,800
          Enhanced, Asset-Backed, Series A-3, Pre-Refunded, 5.50%, 6/01/43 ....................        20,000,000        22,044,800
          Enhanced, Asset-Backed, Series B, Pre-Refunded, 5.625%, 6/01/38 .....................        21,000,000        23,261,700
          Enhanced, Series A, AMBAC Insured, 5.00%, 6/01/45 ...................................        13,250,000        11,839,007
          Series A-1, Pre-Refunded, 6.75%, 6/01/39 ............................................         4,735,000         5,477,779
       Lake Elsinore 1915 Act Special Assessment, AD No. 93-1, Limited Obligation, Refunding,
          7.00%, 9/02/30 ......................................................................         7,900,000         8,151,457
       Lee Lake Water District CFD No. 3 Special Tax, Retreat, 5.95%, 9/01/34 .................         5,000,000         4,633,600
       Livermore CFD Special Tax, No. 06-1, Shea Properties, 5.40%, 9/01/36 ...................         6,595,000         5,568,554
       Los Angeles MFR, Refunding,
          Series J-1B, 7.125%, 1/01/24 ........................................................           160,000           157,131
          Series J-1C, 7.125%, 1/01/24 ........................................................           540,000           530,318
          Series J-2B, 8.50%, 1/01/24 .........................................................           810,000           788,276
(a)       Series J-2C, 8.50%, 1/01/24 .........................................................         2,560,000         2,491,341


                             144 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       MUNICIPAL BONDS (CONTINUED)
       CALIFORNIA (CONTINUED)
       Los Angeles Regional Airports Improvement Corp. Lease Revenue,
          Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 .............   $    12,000,000   $     9,709,080
   (b)    United Airlines, Los Angeles International, Refunding, 6.875%, 11/15/12 .............         9,500,000         5,046,875
       Los Angeles Wastewater System Revenue, Refunding, Series A, MBIA Insured, 5.00%,
          6/01/30 .............................................................................         7,530,000         7,580,827
       Murrieta 1915 Act Special Tax, CFD No. 2000-1, 6.375%, 9/01/30 .........................         4,000,000         4,026,240
       Poway USD Special Tax,
          CFD No. 10, Area A, 6.10%, 9/01/31 ..................................................         1,995,000         1,963,519
          CFD No. 11, Area A, 5.375%, 9/01/28 .................................................         2,965,000         2,693,139
          CFD No. 11, Area A, 5.375%, 9/01/34 .................................................         2,235,000         1,995,788
          CFD No. 14, Del Sur, 5.25%, 9/01/36 .................................................         7,500,000         6,383,400
       Rocklin Special Tax, CFD No. 10, Whitney, 5.00%, 9/01/35 ...............................         7,315,000         5,802,770
       Romoland School District Special Tax, CFD 1,
          Improvement Area 1, 5.35%, 9/01/28 ..................................................         7,015,000         6,329,564
          Improvement Area 1, 5.40%, 9/01/36 ..................................................         6,175,000         5,426,281
          Improvement Area 2, 5.35%, 9/01/38 ..................................................         7,900,000         6,626,125
       Roseville Special Tax, CFD No. 1, Westpark, 5.25%, 9/01/25 .............................         1,550,000         1,358,234
       San Francisco City and County RDA Lease Revenue, George R. Moscone Center, zero cpn.,
          7/01/09 .............................................................................         3,750,000         3,687,413
          7/01/10 .............................................................................         4,500,000         4,278,870
          7/01/12 .............................................................................         4,500,000         3,952,575
          7/01/13 .............................................................................         4,250,000         3,566,005
          7/01/14 .............................................................................         2,250,000         1,796,693
       San Francisco Uptown Parking Corp. Parking Revenue, Union Square, MBIA Insured, 6.00%,
          7/01/31 .............................................................................         8,920,000         9,643,412
       San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
          Capital Appreciation, Refunding, Series A, 5.60%, 1/15/16 ...........................        22,500,000        22,850,775
          Capital Appreciation, Refunding, Series A, 5.65%, 1/15/17 ...........................        20,000,000        20,178,200
          Capital Appreciation, Refunding, Series A, 5.75%, 1/15/23 ...........................        20,000,000        19,578,000
          Capital Appreciation, Refunding, Series A, 5.75%, 1/15/24 ...........................        20,000,000        19,403,400
          junior lien, ETM, zero cpn., 1/01/09 ................................................        21,800,000        21,674,650
          junior lien, ETM, zero cpn., 1/01/10 ................................................        15,000,000        14,582,850
          junior lien, ETM, zero cpn., 1/01/12 ................................................        30,100,000        27,397,020
          junior lien, ETM, zero cpn., 1/01/24 ................................................        52,700,000        25,628,010
          junior lien, ETM, zero cpn., 1/01/25 ................................................        45,200,000        20,904,096
          junior lien, ETM, zero cpn., 1/01/26 ................................................       131,900,000        57,598,092
          junior lien, ETM, zero cpn., 1/01/27 ................................................       139,100,000        56,879,381
          senior lien, 5.00%, 1/01/33 .........................................................        11,930,000        10,344,264
       Saugus USD Special Tax, 6.00%, 9/01/33 .................................................         3,150,000         3,051,027
       Seal Beach CFD No. 05-01 Special Tax, Pacific Gateway Business Center, 5.30%,
          9/01/36 .............................................................................         2,000,000         1,681,140
       Stockton 1915 Act Special Assessment, Limited Obligation, Mosher AD No. 2003-2, 6.30%,
          9/02/33 .............................................................................         6,000,000         6,020,280
       Stockton Special Tax, Spanos Park West CFD No. 2001-1, Pre-Refunded, 6.375%,
          9/01/32 .............................................................................         4,100,000         4,762,314
       Tustin CFD No. 06-01 Special Tax, Legacy/Columbus, Series A, 6.00%, 9/01/36 ............        20,000,000        18,621,000


                             Semiannual Report | 145

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       MUNICIPAL BONDS (CONTINUED)
       CALIFORNIA (CONTINUED)
       Upland CFD No. 2003-2 Special Tax, San Antonio, Improvement Area 1, Series A, 6.00%,
          9/01/34 .............................................................................   $     6,520,000   $     6,393,838
       West Sacramento Special Tax, CFD No. 16, Pre-Refunded, 6.00%, 9/01/33 ..................         3,000,000         3,371,430
                                                                                                                    ---------------
                                                                                                                      1,033,776,954
                                                                                                                    ---------------
       COLORADO 4.2%
       Arkansas River Power Authority Power Revenue, Improvement, 6.00%, 10/01/40 .............        10,000,000         9,601,600
       Colorado Health Facilities Authority Revenue,
          Adventist Health-Sunbelt, Refunding, Series D, 5.25%, 11/15/35 ......................        20,000,000        18,814,200
          Hospital, Refunding, Series C, FSA Insured, 5.25%, 3/01/40 ..........................        20,000,000        19,787,000
       Denver City and County Airport Revenue, Series D, 7.75%, 11/15/13 ......................           470,000           508,949
       Denver City and County Special Facilities Airport Revenue, United Airlines Project,
       Refunding, Series A, 5.25%, 10/01/32 ...................................................        25,000,000        16,542,500
       Denver Convention Center Hotel Authority Revenue, Refunding, senior bond, XLCA Insured,
          5.00%,
          12/01/30 ............................................................................        15,000,000        12,732,300
          12/01/35 ............................................................................        15,000,000        12,424,350
       Denver Health and Hospital Authority Healthcare Revenue, Series A, Pre-Refunded, 6.25%,
          12/01/33 ............................................................................         4,000,000         4,699,320
       E-470 Public Highway Authority Revenue, Capital Appreciation,
          Refunding, Series B, MBIA Insured, zero cpn., 9/01/37 ...............................        15,720,000         2,669,570
          Refunding, Series B, MBIA Insured, zero cpn., 9/01/38 ...............................        20,000,000         3,185,600
          Refunding, Series B, MBIA Insured, zero cpn., 9/01/39 ...............................        30,000,000         4,481,100
          Series A, MBIA Insured, zero cpn., 9/01/28 ..........................................        15,000,000         4,672,650
          Series B, MBIA Insured, zero cpn., 9/01/29 ..........................................        10,000,000         2,974,700
          Series B, MBIA Insured, zero cpn., 9/01/30 ..........................................        17,300,000         4,795,560
          Series B, MBIA Insured, zero cpn., 9/01/31 ..........................................        10,000,000         2,585,900
       Eagle County Airport Terminal Corp. Revenue, Series A,
          7.00%, 5/01/21 ......................................................................           730,000           744,235
          7.125%, 5/01/31 .....................................................................         1,215,000         1,227,053
       Eagle County Sports and Housing Facilities Revenue, Vail Associate Project, Refunding,
         6.95%, 8/01/19 .......................................................................        41,200,000        42,535,704
       Littleton MFHR, Riverpoint, Series C, Pre-Refunded, 8.00%, 12/01/29 ....................         2,710,000         3,045,281
       McKay Landing Metropolitan District No. 002 GO,
          Limited Tax, Pre-Refunded, 7.50%, 12/01/19 ..........................................         2,775,000         3,091,711
          Subordinated, Series A, Pre-Refunded, 7.50%, 12/01/34 ...............................         2,000,000         2,231,440
       Public Authority for Colorado Energy Natural Gas Purpose Revenue, 6.50%, 11/15/38 ......        60,000,000        58,294,800
       Saddle Rock South Metropolitan District No. 2 GO, Limited Mill Levy Obligation,
          Pre-Refunded, 7.20%, 12/01/19 .......................................................            90,000            97,771
       Saddle Rock South Metropolitan District No. 3 GO, Limited Mill Levy Obligation,
          Pre-Refunded, 7.35%, 12/01/19 .......................................................         2,900,000         3,167,786
       Superior Metropolitan District No. 1 Special Revenue, Refunding, AMBAC Insured, 5.00%,
          12/01/28 ............................................................................         7,640,000         7,797,537
       University of Colorado Hospital Authority Revenue, Series A, Pre-Refunded, 5.60%,
          11/15/31 ............................................................................         9,000,000         9,825,750
(a, c) Villages Castle Rock Metropolitan District No. 4 Revenue, Refunding, 8.50%, 6/01/31 ....         3,000,000         3,012,090
                                                                                                                    ---------------
                                                                                                                        255,546,457
                                                                                                                    ---------------


                             146 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       MUNICIPAL BONDS (CONTINUED)
       CONNECTICUT 1.5%
       Connecticut State Development Authority PCR,
          Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 ....................   $    53,825,000   $    53,699,049
          Western Massachusetts Electric Co., Refunding, Series A, 5.85%, 9/01/28 .............        12,500,000        12,470,750
       Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co.
          Project, 6.15%, 4/01/35 .............................................................         3,000,000         3,046,590
       Connecticut State Health and Educational Facilities Authority Revenue,
          Sacred Heart University, Series C, 6.50%, 7/01/16 ...................................           345,000           346,201
          St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ............................         5,650,000         5,196,927
       Connecticut State HFAR, Housing Mortgage Finance Program, Refunding, Series C-1, 6.30%,
          11/15/17 ............................................................................        16,060,000        16,157,966
                                                                                                                    ---------------
                                                                                                                         90,917,483
                                                                                                                    ---------------
       DISTRICT OF COLUMBIA 1.3%
       District of Columbia Ballpark Revenue, Series B-1, FGIC Insured, 5.00%, 2/01/35 ........        18,000,000        16,166,520
       District of Columbia Hospital Revenue, Children's Hospital Obligation Group, Assured
          Guaranty, 5.25%, 7/15/38 ............................................................        11,000,000        10,803,980
       District of Columbia Revenue,
          Gains-Georgetown University, Capital Appreciation, AMBAC Insured, zero cpn. to
          3/31/18, 5.00% thereafter, 4/01/36 ..................................................        27,105,000        14,377,576
          Methodist Home Issue, 6.00%, 1/01/29 ................................................         4,750,000         4,257,378
       District of Columbia Tobacco Settlement FICO Revenue,
          Asset-Backed Bonds, Refunding, 6.50%, 5/15/33 .......................................        22,000,000        20,508,400
          Capital Appreciation, Asset-Backed Bonds, Series A, zero cpn., 6/15/46 ..............       175,000,000         8,713,250
          Capital Appreciation, Asset-Backed Bonds, Series B, zero cpn., 6/15/46 ..............        66,000,000         3,111,900
                                                                                                                    ---------------
                                                                                                                         77,939,004
                                                                                                                    ---------------
       FLORIDA 7.5%
       Bartram Springs CDD Special Assessment, Refunding, 4.75%, 5/01/34 ......................         4,800,000         3,997,152
       Beacon Tradeport CDD Special Assessment, Commercial Project, Series A, Pre-Refunded,
          6.00%, 5/01/16 ......................................................................        20,615,000        22,114,123
          6.20%, 5/01/22 ......................................................................        23,590,000        25,980,611
       Brighton Lakes CDD Special Assessment, Series B, Pre-Refunded, 7.625%, 5/01/31 .........         3,035,000         3,315,616
       Brooks of Bonita Springs CDD Capital Improvement Revenue, 6.85%, 5/01/31 ...............         1,340,000         1,341,112
       Capital Region CDD Capital Improvement Revenue, Series A-2, 6.85%, 5/01/31 .............         2,175,000         2,226,091
       Championsgate CDD Capital Improvement Revenue, Series A, 6.25%, 5/01/20 ................         2,320,000         2,180,846
       Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.375%,
          8/15/32 .............................................................................        10,550,000        10,653,917
       East Homestead CDD Special Assessment Revenue, 5.45%, 5/01/36 ..........................         1,425,000         1,169,768
       Falcon Trace CDD Special Assessment, Pre-Refunded, 6.00%, 5/01/20 ......................         3,690,000         3,866,825
       Fleming Plantation CDD Special Assessment, Series B, Pre-Refunded, 7.375%, 5/01/31 .....         9,900,000        10,860,795
       Florida State Board of Education Capital Outlay GO, Public Education, Refunding,
          Series D, 6.00%, 6/01/23 ............................................................         5,000,000         5,908,500
       Groves CDD Special Assessment Revenue, Series A, Pre-Refunded, 7.75%, 5/01/32 ..........         1,700,000         1,872,380
       Halifax Hospital Medical Center Hospital Revenue,
          Refunding and Improvement, Series A, 5.375%, 6/01/46 ................................        18,000,000        16,056,180
          Series A, Pre-Refunded, 7.25%, 10/01/24 .............................................         4,700,000         5,260,334
          Series A, Pre-Refunded, 7.25%, 10/01/29 .............................................         1,400,000         1,566,908
       Hawk's Point CDD Special Assessment, Hawk's Point Community Development, Series A,
          5.30%, 5/01/39 ......................................................................         1,450,000         1,102,362


                             Semiannual Report | 147

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       FLORIDA (CONTINUED)
       Heritage Harbor CDD Special Assessment Revenue, Series A, Pre-Refunded, 6.70%,
          5/01/19 .............................................................................   $     1,300,000   $     1,310,348
       Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18 .....         6,500,000         6,456,320
       Hillsborough County IDAR, Refunding, Series B, 5.25%,
          10/01/28 ............................................................................         1,500,000         1,428,435
          10/01/34 ............................................................................         7,250,000         6,735,322
       Indian Trace CDD, GO, Water Management Special Benefit, Refunding, Sub Series B, 8.25%,
          5/01/11 .............................................................................         7,065,000         7,172,176
       Indian Trace Development District Special Assessment, Isles at Weston Project, 5.50%,
          5/01/33 .............................................................................         2,860,000         2,640,667
       Indian Trail ID, GO, Water Control and Improvement, Unit Development 18,
          ETM, 6.875%, 8/01/10 ................................................................           315,000           332,558
          Pre-Refunded, 7.00%, 8/01/20 ........................................................         2,445,000         2,638,008
          Pre-Refunded, 7.25%, 8/01/31 ........................................................         5,725,000         6,196,683
       Indigo CDD Capital Improvement Revenue, Refunding,
          Series A, 7.00%, 5/01/31 ............................................................           895,000           895,394
          Series C, 7.00%, 5/01/30 ............................................................         4,570,000         4,570,046
       Islands at Doral CDD Special Assessment, 6.125%, 5/01/24 ...............................         1,760,000         1,744,970
       Lake Ashton CDD Revenue, Series A, 7.40%, 5/01/32 ......................................         1,520,000         1,555,051
       Lakeland Retirement Community Revenue, first mortgage, Carpenters Estates, Accredited
          Investors, Refunding,
          5.875%, 1/01/19 .....................................................................         1,350,000         1,355,575
          6.25%, 1/01/28 ......................................................................         1,230,000         1,218,979
          6.375%, 1/01/43 .....................................................................         2,250,000         2,220,412
       Lee County Transportation Facilities Revenue, Sanibel Bridges and Causeway, Series B,
          CIFG Insured, 5.00%, 10/01/30 .......................................................        11,505,000        11,087,484
       Mediterra North CDD Capital Improvement Revenue, Series A, 6.80%, 5/01/31 ..............         7,730,000         7,771,665
       Mediterra South CDD Capital Improvement Revenue,
          6.85%, 5/01/31 ......................................................................         2,310,000         2,321,527
          Series B, 6.95%, 5/01/31 ............................................................         7,055,000         7,101,210
       Mediterranea CDD Special Assessment, Series A, 5.60%, 5/01/37 ..........................         1,525,000         1,021,826
       Miami-Dade County School Board COP, Series B, Assured Guaranty, 5.00%, 5/01/33 .........        14,310,000        13,894,438
       Midtown Miami Community Development Special Assessment Revenue,
          Series A, 6.25%, 5/01/37 ............................................................         7,500,000         6,807,450
          Series B, 6.50%, 5/01/37 ............................................................         3,945,000         3,633,779
       Mount Dora Country Club CDD Special Assessment Revenue, 7.75%, 5/01/13 .................           290,000           290,606
       North Springs ID Special Assessment Revenue, Parkland Isles Project, Series A, 7.00%,
          5/01/19 .............................................................................           560,000           560,599
       Northern Palm Beach County ID Revenue, Water Control and Improvement, Unit of
          Development No. 43,
          6.10%, 8/01/21 ......................................................................           415,000           406,995
          Pre-Refunded, 6.10%, 8/01/21 ........................................................         1,960,000         2,175,502
       Northern Palm Beach County ID Special Assessment, Water Control and Improvement Bonds,
          Unit of Development No. 46, Series A, 5.35%, 8/01/41 ................................           800,000           600,936
       Oakstead CDD Revenue, Capital Improvement, Series A, Pre-Refunded, 7.20%, 5/01/32 ......         3,150,000         3,425,058
       Orange County Health Facilities Authority Revenue, Hospital,
          Adventist Health System Inc., Pre-Refunded, 5.625%, 11/15/32 ........................        10,000,000        11,149,300
          Orlando Regional Healthcare, Pre-Refunded, 5.75%, 12/01/32 ..........................        15,000,000        16,744,650


                             148 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       FLORIDA (CONTINUED)
       Palm Glades CDD Revenue, Special Assessment, Series A, 5.30%, 5/01/36 ..................   $     1,300,000   $     1,016,847
       Parklands West CDD Revenue, Special Assessment, Series A, 6.90%, 5/01/32 ...............         2,700,000         2,766,015
       Parkway Center CDD Special Assessment, Refunding, Series A, 8.25%, 5/01/31 .............         1,333,332         1,478,172
       Pelican Marsh CDD Special Assessment Revenue,
          Series A, 7.10%, 5/01/20 ............................................................         3,000,000         2,965,500
          Series A, 7.20%, 5/01/31 ............................................................         6,250,000         6,142,375
          Series B, 6.90%, 5/01/11 ............................................................           570,000           569,179
       Pensacola Airport Revenue, Airport Revenue Bonds, Refunding, 6.00%, 10/01/28 ...........         7,000,000         6,911,240
       Poinciana CDD Special Assessment, Series A, 7.125%, 5/01/31 ............................        10,040,000        10,204,656
       Port St. Lucie Utility Revenue, System, Refunding, Series A, MBIA Insured, 5.00%,
          9/01/29 .............................................................................        11,025,000        10,897,882
       Portico CDD Capital Improvement Revenue, 5.45%, 5/01/37 ................................         2,900,000         2,276,094
       Portofino Cove CDD Special Assessment, Series A, 5.50%, 5/01/38 ........................         1,595,000         1,256,413
       Portofino Landings CDD Special Assessment, Series A, 5.40%, 5/01/38 ....................         2,795,000         2,167,774
       Portofino Springs CDD Special Assessment, Series A, 5.50%, 5/01/38 .....................         1,000,000           787,720
       Reserve CDD Capital Improvement Revenue, Stormwater Management, 8.25%, 5/01/14 .........         1,445,000         1,449,133
       Reserve CDD No. 2 Capital Improvement Revenue, 7.125%, 5/01/30 .........................         3,430,000         3,437,889
       Reserve CDD Utility Revenue, Stormwater Management, Refunding, Series A, 6.625%,
          12/01/22 ............................................................................         3,595,000         3,583,065
       River Place St. Lucie CDD Special Assessment Revenue,
          Series A, 7.625%, 5/01/21 ...........................................................         1,045,000         1,077,155
          Series A, 7.625%, 5/01/30 ...........................................................         1,590,000         1,620,751
          Series B, 7.25%, 5/01/10 ............................................................           970,000           962,812
       Riverwood CDD Special Assessment Revenue, Series A, 7.75%, 5/01/14 .....................           505,000           516,438
       Sampson Creek CDD Capital Improvement Revenue, Series A, Pre-Refunded, 6.95%,
          5/01/31 .............................................................................         2,685,000         2,904,015
       Somerset County Revenue, Somerset CDD, 5.30%, 5/01/37 ..................................         8,170,000         6,217,615
       South Broward Hospital District Revenue,
          South Broward Hospital District, Refunding, 4.75%, 5/01/32 ..........................        11,235,000        10,223,064
          South Broward Hospital District Obligated Group, Refunding, 5.00%, 5/01/36 ..........        12,500,000        11,645,000
       South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida
          Group, 5.00%,
          8/15/32 .............................................................................        15,000,000        14,353,950
          8/15/37 .............................................................................        19,860,000        18,786,170
       South-Dade Venture CDD Special Assessment Revenue, 6.00%, 5/01/24 ......................         2,555,000         2,447,792
       St. Lucie West Services District Capital Improvement Revenue, Cascades Project, 6.10%,
          5/01/18 .............................................................................         1,745,000         1,753,271
       St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, Water
          Management Benefit, Refunding, Series B,
          6.00%, 5/01/09 ......................................................................           185,000           184,671
          6.25%, 5/01/25 ......................................................................         5,080,000         4,961,484
       Stonegate CDD Special Assessment Revenue, 6.00%, 5/01/24 ...............................         2,020,000         1,991,619
       Stoneybrook West CDD Special Assessment Revenue, Series A, Pre-Refunded, 7.00%,
          5/01/32 .............................................................................         2,990,000         3,251,685
       Tara CDD No. 1 Capital Improvement Revenue, Series A, 7.15%, 5/01/31 ...................         1,255,000         1,274,515
       Venetian CDD Capital Improvement Revenue, Series A, 6.75%, 5/01/34 .....................         8,210,000         8,297,190


                             Semiannual Report | 149

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       FLORIDA (CONTINUED)
       Verandah East CDD Revenue, Capital Improvement, Series A, 5.40%, 5/01/37 ...............   $     1,970,000   $     1,540,205
       Verandah West CDD Revenue, Series A, 6.625%, 5/01/33 ...................................         8,300,000         8,256,093
       Village CDD No. 4 Special Assessment Revenue, 7.20%, 5/01/31 ...........................         6,030,000         6,251,241
       Village CDD No. 8 Special Assessment Revenue, 6.375%, 5/01/38 ..........................        10,000,000        10,088,600
       Village Center CDD Recreational Revenue,
          Sub Series B, 6.25%, 1/01/13 ........................................................         4,120,000         4,167,380
          Sub Series B, 8.25%, 1/01/17 ........................................................         1,715,000         1,723,969
          Sub Series C, 7.375%, 1/01/19 .......................................................         2,130,000         2,162,291
       Vista Lake CDD Capital Improvement Revenue, Series A, Pre-Refunded, 7.20%, 5/01/32 .....         2,605,000         2,823,533
       Waterchase CDD Capital Improvement Revenue, Series A, Pre-Refunded, 6.70%, 5/01/32 .....         2,775,000         3,079,806
       Waterlefe CDD Capital Improvement Revenue, Series A, 6.95%, 5/01/31 ....................         1,100,000         1,135,574
       Waters Edge CDD Capital Improvement Revenue, 5.30%, 5/01/36 ............................         1,800,000         1,388,448
       Waterstone CDD Capital Improvement Revenue, Series B, 5.50%, 5/01/18 ...................         4,400,000         3,879,436
       Westchase East CDD Capital Improvement Revenue, 7.10%, 5/01/21 .........................         1,260,000         1,252,566
       Winter Garden Village at Fowler Groves CDD Special Tax, 5.65%, 5/01/37 .................         1,975,000         1,835,032
                                                                                                                    ---------------
                                                                                                                        456,900,814
                                                                                                                    ---------------
       GEORGIA 3.9%
       Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
          Refunding, Series C, FSA Insured, 5.00%, 1/01/33 ....................................        19,000,000        18,919,250
          Series J, FSA Insured, 5.00%, 1/01/29 ...............................................        16,445,000        16,541,203
       Atlanta Tax Allocation, Princeton Lakes Project, 5.50%, 1/01/31 ........................         1,235,000         1,098,397
       Atlanta Water and Wastewater Revenue, FSA Insured, 5.00%, 11/01/34 .....................        33,890,000        33,789,686
       Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%,
          12/01/28 ............................................................................         1,470,000         1,291,116
       Burke County Development Authority PCR, Oglethorpe Power, Vogtle Project, Series C,
       5.70%,
          1/01/43 .............................................................................        55,000,000        55,232,100
       Floyd County Development Authority Environmental Improvement Revenue, Temple-Inland
          Inc., Refunding, 5.70%, 12/01/15 ....................................................         1,575,000         1,548,319
       Forsyth County Hospital Authority Revenue, Anticipation Certificate, Georgia Baptist
          Health Care System Project, ETM,
          6.25%, 10/01/18 .....................................................................         6,000,000         6,866,820
          6.375%, 10/01/28 ....................................................................         8,000,000         9,426,960
       Fulton County Residential Care Revenue, Lenbrook Project, Series A, 5.00%, 7/01/27 .....         5,000,000         4,163,300
       Gainesville RDA Educational Facilities Revenue, Riverside Military Academy, Refunding,
          5.125%, 3/01/37 .....................................................................         6,500,000         5,398,120
       Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding,
          MBIA Insured, 5.00%, 7/01/34 ........................................................        26,145,000        26,210,362
       Main Street Natural Gas Inc. Gas Project Revenue,
          Series A, 5.50%, 9/15/28 ............................................................         5,000,000         4,313,350
          Series A, 6.25%, 7/15/33 ............................................................        20,000,000        18,264,200
          Series A, 6.375%, 7/15/38 ...........................................................        30,000,000        27,383,400
          Series B, 5.00%, 3/15/22 ............................................................         5,500,000         4,793,030
       McDuffie County Development Authority Waste Disposal Revenue, Temple-Inland Forest
          Products, 6.95%, 12/01/23 ...........................................................         5,120,000         5,314,714
                                                                                                                    ---------------
                                                                                                                        240,554,327
                                                                                                                    ---------------


                             150 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       IDAHO 0.3%
       Nez Perce County PCR,
          Potlatch 84, 7.00%, 12/01/14 ........................................................   $     2,500,000   $     2,662,950
          Potlatch Corp. Project, Refunding, 6.00%, 10/01/24 ..................................        17,500,000        16,921,625
                                                                                                                    ---------------
                                                                                                                         19,584,575
                                                                                                                    ---------------
       ILLINOIS 3.4%
       Antioch Village Special Service Area No. 1 Special Tax, Deercrest Project, 6.625%,
          3/01/33 .............................................................................         3,300,000         2,882,385
       Antioch Village Special Service Area No. 2 Special Tax, Clublands Project, 6.625%,
          3/01/33 .............................................................................         5,424,000         4,659,053
       Bolingbrook Special Service Area No. 1 Special Tax, Augusta Village Project,
          Pre-Refunded,
          6.25%, 3/01/32 ......................................................................         3,655,000         4,157,745
          6.75%, 3/01/32 ......................................................................         5,347,000         6,016,926
       Bolingbrook Special Service Area No. 2 Special Tax, Bloomfield West Project, Series A,
          Pre-Refunded,
          6.625%, 3/01/31 .....................................................................         4,328,000         4,763,051
          7.00%, 3/01/31 ......................................................................         4,778,000         5,365,455
       Bolingbrook Special Service Area No. 3 Special Tax, Lakewood Ridge Project,
          Pre-Refunded,
          7.05%, 3/01/31 ......................................................................         5,773,000         6,534,863
       Bryant PCR, Central Illinois Light Co. Project, Refunding, MBIA Insured, 5.90%,
          8/01/23 .............................................................................        11,000,000        11,018,480
       Cary Special Tax,
          Refunding, Radian Insured, 5.00%, 3/01/30 ...........................................         3,115,000         2,961,462
          Special Service Area No. 1, Cambria Project, Series A, Pre-Refunded, 7.625%,
             3/01/30 ..........................................................................         2,869,000         3,161,150
          Special Service Area No. 2, Foxford Hills Project, Pre-Refunded, 7.50%, 3/01/30 .....         5,245,000         5,736,719
       Chicago O'Hare International Airport Revenue,
          General Airport Third Lien, Series A, FGIC Insured, 5.00%, 1/01/33 ..................        15,000,000        14,133,750
          Refunding, Series A, FSA Insured, 5.00%, 1/01/38 ....................................        17,195,000        16,628,941
       Gilberts Special Service Area No. 9 Special Tax, Big Timber Project, Pre-Refunded,
          7.75%, 3/01/27 ......................................................................         6,000,000         6,908,760
       Hampshire Special Service Area No. 14 Special Tax, Lakewood Crossing Subdivision, 5.95%,
          3/01/36 .............................................................................         7,785,000         6,734,259
       Illinois Finance Authority Revenue,
          Lutheran Hillside Village, Refunding, 5.25%, 2/01/37 ................................         7,500,000         6,625,725
          Resurrection Health Care, Series A, FSA Insured, 5.25%, 5/15/29 .....................        15,500,000        15,781,790
          Sherman Health System, Series A, 5.50%, 8/01/37 .....................................        17,240,000        15,819,941
       Illinois Health Facilities Authority Revenue,
          Sarah Bush Lincoln Health Center, Refunding, Series B, 6.00%, 2/15/11 ...............         2,105,000         2,115,104
          Thorek Hospital and Medical Center, Refunding, 5.375%, 8/15/28 ......................         8,595,000         8,127,432
       Illinois State Development Finance Authority PCR, Ameren Corp. and Central Illinois
          Public
          Service Co., Refunding, Series A, 5.50%, 3/01/14 ....................................         3,515,000         3,451,941
       Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick
          Place Convention Center, ETM, 7.00%, 7/01/26 ........................................         7,500,000         9,614,700
       Minooka Special Assessment, Improvement Prairie Ridge Project, 6.875%, 3/01/33 .........         3,000,000         2,642,760
       Montgomery Special Assessment, Improvement, Lakewood Creek Project, Pre-Refunded,
          7.75%, 3/01/30 ......................................................................         4,716,000         5,295,030
       Otter Creek Water Reclamation District Kane County GO, Separate Waterworks and Sewage
          System, Refunding, XLCA Insured, 5.00%, 1/01/39 .....................................         5,000,000         4,667,600


                             Semiannual Report | 151

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       ILLINOIS (CONTINUED)
       Plano Special Service Area No. 2 Special Tax, Lakewood Springs Project, Series B,
          6.375%, 3/01/34 .....................................................................   $     7,964,000   $     7,696,728
       Southwestern Development Authority Revenue, Anderson Hospital, 5.625%, 8/15/29 .........         2,425,000         2,281,513
       Wauconda Special Service Area No. 1 Special Tax, Liberty Lakes Project,
          6.00%, 3/01/33 ......................................................................         4,500,000         4,257,630
          6.625%, 3/01/33 .....................................................................         5,261,000         5,339,757
       Yorkville United City Special Services Area Special Tax,
          No. 04, MPI Grande Reserve Project, Series 104, 6.375%, 3/01/34 .....................         4,241,000         3,667,956
          No. 2003, Windett Ridge Project, Series 101, 6.875%, 3/01/33 ........................         3,651,000         3,665,129
          No. 2005-108, Autumn Creek Project, 6.00%, 3/01/36 ..................................         4,921,000         4,378,509
                                                                                                                    ---------------
                                                                                                                        207,092,244
                                                                                                                    ---------------
       INDIANA 2.0%
       Delaware County Hospital Authority Hospital Revenue, Cardinal Health System, 5.25%,
          8/01/36 .............................................................................         5,000,000         4,396,900
       Goshen Industrial Revenue, Greencroft Hospital Assn. Inc., Refunding, 5.75%,
          8/15/19 .............................................................................         3,000,000         2,973,480
          8/15/28 .............................................................................         5,000,000         4,537,300
       Indiana Health and Educational Facility Financing Authority Hospital Revenue, 5.50%,
          3/01/37 .............................................................................         8,000,000         6,867,120
       Indiana Health and Educational Facility Financing Authority Revenue, Baptist Homes of
          Indiana, Refunding, 5.25%, 11/15/35 .................................................        12,000,000        11,194,200
       Indiana Health Facility Financing Authority Hospital Revenue,
          6.25%, 3/01/25 ......................................................................         3,200,000         3,268,960
          6.00%, 3/01/34 ......................................................................        12,000,000        11,516,640
          Community Foundation Northwest Indiana, Refunding, Series A, 6.375%, 8/01/31 ........        11,740,000        11,793,417
          Community Foundation Northwest Indiana, Series A, Pre-Refunded, 6.375%, 8/01/31 .....        36,760,000        41,083,711
          Jackson County Scheck Memorial Hospital, Refunding, 5.125%, 2/15/17 .................         1,500,000         1,505,235
       Indiana State Development Finance Authority Environmental Revenue, USX Corp. Project,
          Refunding, 5.60%, 12/01/32 ..........................................................         8,200,000         7,762,858
       Jasper County PCR, Northern Indiana Public Service Co., Refunding, Series C, MBIA
          Insured,
          5.60%, 11/01/16 .....................................................................        10,000,000        10,142,900
          5.85%, 4/01/19 ......................................................................         5,000,000         5,031,050
                                                                                                                    ---------------
                                                                                                                        122,073,771
                                                                                                                    ---------------
       KANSAS 0.2%
       Wyandotte County City Unified Government Utility System Revenue, Improvement, Series B,
          FSA Insured, 5.00%, 9/01/32 .........................................................        10,000,000        10,134,200
                                                                                                                    ---------------
       KENTUCKY 0.9%
       Kentucky Economic Development Finance Authority Health System Revenue,
          Norton Healthcare Inc.,
          Refunding, Series C, MBIA Insured, 6.10%, 10/01/22 ..................................        10,650,000        11,631,610
          Refunding, Series C, MBIA Insured, 6.15%, 10/01/27 ..................................         3,995,000         4,328,503
          Series C, MBIA Insured, Pre-Refunded, 6.10%, 10/01/22 ...............................         5,325,000         6,166,936
          Series C, MBIA Insured, Pre-Refunded, 6.15%, 10/01/27 ...............................         6,005,000         6,968,502
       Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
          Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ........         6,835,000         6,349,305


                             152 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       KENTUCKY (CONTINUED)
(d)    Kentucky Economic Development Finance Authority Louisville Arena Project Revenue,
          Louisville Arena, Sub Series A-1, Assured Guaranty, 6.00%, 12/01/42 .................   $     5,000,000   $     5,110,400
       Louisville and Jefferson County Metropolitan Government Health Facilities Revenue,
          Jewish Hospital St. Marys Healthcare, Refunding, 6.125%, 2/01/37 ....................        11,500,000        11,650,880
                                                                                                                    ---------------
                                                                                                                         52,206,136
                                                                                                                    ---------------
       LOUISIANA 3.4%
       Beauregard Parish Revenue, Boise Cascade Corp. Project, Refunding, 6.80%, 2/01/27 ......        13,990,000        13,901,863
       Louisiana Local Government Environmental Facilities CDA Revenue, Louisiana Local
          Government, 6.75%, 11/01/32 .........................................................        30,000,000        29,436,300
       Louisiana Public Facilities Authority Revenue,
          FHA Insured Mortgage, Baton Rouge General, MBIA Insured, 5.25%, 7/01/33 .............        20,000,000        19,431,200
          Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/38 .........................        10,000,000         9,054,600
          Ochsner Clinic Foundation Project, Series B, 5.50%, 5/15/47 .........................        10,000,000         9,222,300
       Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B,
          AMBAC Insured, 5.00%, 6/01/22 .......................................................        10,000,000        10,024,700
       Louisiana State Gas and Fuels Tax Revenue, Series A, FSA Insured, 5.00%, 5/01/36 .......        10,000,000        10,184,000
       New Orleans GO, Public Improvement, Series A, Radian Insured, 5.25%, 12/01/36 ..........        13,480,000        11,753,212
       Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding,
          6.70%, 3/01/13.......................................................................         4,850,000         4,873,571
       St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%,
          6/01/37 .............................................................................        80,500,000        68,804,960
       West Feliciana Parish PCR, Entergy Gulf States Project, Refunding, Series B, 6.60%,
          9/01/28 .............................................................................        20,750,000        20,658,700
                                                                                                                    ---------------
                                                                                                                        207,345,406
                                                                                                                    ---------------
       MAINE 0.6%
       Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ...................         4,800,000         4,800,768
       Skowhegan PCR, S.D. Warren Co. Project,
          Series A, 6.65%, 10/15/15 ...........................................................        24,570,000        24,583,268
          Series B, 6.65%, 10/15/15 ...........................................................         4,940,000         4,942,667
                                                                                                                    ---------------
                                                                                                                         34,326,703
                                                                                                                    ---------------
       MARYLAND 0.8%
       Maryland State Community Development Administration Development Housing and CDR,
          Housing, Series A, 5.875%, 7/01/16 ...................................................        1,620,000         1,621,572
       Maryland State EDC Revenue, Chesapeake Bay Conference Center Project, senior lien,
          Refunding, Series A, 4.75%, 12/01/11 ................................................         1,055,000         1,032,929
          Refunding, Series A, 5.00%, 12/01/16 ................................................         3,000,000         2,812,440
          Refunding, Series A, 5.00%, 12/01/31 ................................................        10,000,000         7,662,800
          Refunding, Series B, 5.00%, 12/01/16 ................................................           900,000           843,732
          Refunding, Series B, 5.25%, 12/01/31 ................................................         2,000,000         1,589,260
          Series B, Pre-Refunded, 7.50%, 12/01/14 .............................................         1,850,000         1,989,083
          Series B, Pre-Refunded, 7.625%, 12/01/22 ............................................         6,740,000         7,262,013
          Series B, Pre-Refunded, 7.75%, 12/01/31 .............................................        16,160,000        17,436,155
       Maryland State Health and Higher Educational Facilities Authority Revenue,
          Edenwald, Series A, 5.40%, 1/01/37 ..................................................         1,200,000         1,090,284
          Washington County Hospital, 6.00%, 1/01/43 ..........................................         6,000,000         5,888,160
                                                                                                                    ---------------
                                                                                                                         49,228,428
                                                                                                                    ---------------


                             Semiannual Report | 153

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
 ----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       MASSACHUSETTS 0.3%
       Massachusetts Bay Transportation Authority Revenue, General Transportation System,
          Series A, 7.00%, 3/01/21 ............................................................   $     2,000,000   $     2,471,400
       Massachusetts State Development Finance Agency Resource Recovery Revenue, Waste
          Management Inc. Project, Mandatory Put 12/01/09, Series A, 6.90%, 12/01/29 ..........         3,000,000         3,078,420
       Massachusetts State Development Finance Agency Revenue,
          Berkshire Retirement Project, first mortgage, 5.60%, 7/01/19 ........................         1,030,000         1,001,438
          Berkshire Retirement Project, first mortgage, 5.625%, 7/01/29 .......................         1,620,000         1,457,611
          Curry College, Series A, ACA Insured, 5.00%, 3/01/36 ................................         2,000,000         1,751,680
          Loomis Community Project, first mortgage, Refunding, Series A, 5.625%, 7/01/15 ......         1,850,000         1,862,413
          Loomis Community Project, first mortgage, Refunding, Series A, 5.75%, 7/01/23 .......         3,500,000         3,377,920
       Massachusetts State Health and Educational Facilities Authority Revenue, St. Memorial
          Medical Center, Refunding, Series A, 6.00%, 10/01/23 ................................         6,010,000         5,646,756
                                                                                                                    ---------------
                                                                                                                         20,647,638
                                                                                                                    ---------------
       MICHIGAN 3.7%
       Delta County EDC Environmental Improvement Revenue, Mead Escanaba Paper, Series A,
          Pre-Refunded, 6.25%, 4/15/27 ........................................................        10,500,000        11,660,040
       Detroit Sewer Disposal System Revenue, second lien, Series A, MBIA Insured, 5.00%,
          7/01/35 .............................................................................        25,750,000        24,720,000
       Detroit Water Supply System Revenue, second lien, Refunding, Series C, FSA Insured,
          5.00%, 7/01/33 ......................................................................        11,000,000        10,845,340
       Garden City Hospital Finance Authority Hospital Revenue, Garden City Hospital
          Obligated Group,
          Refunding, Series A, 5.625%, 9/01/10 ................................................         1,070,000         1,072,878
          Refunding, Series A, 5.75%, 9/01/17 .................................................           530,000           511,625
          Refunding, Series A, 5.00%, 8/15/38 .................................................         5,250,000         3,803,678
          Series A, Pre-Refunded, 5.625%, 9/01/10 .............................................           930,000           939,300
          Series A, Pre-Refunded, 5.75%, 9/01/17 ..............................................           470,000           474,700
       Gaylord Hospital Finance Authority Limited Obligation Revenue, Otsego Memorial Hospital,
          Refunding, 6.50%,
          1/01/31 .............................................................................         1,000,000           949,210
          1/01/37 .............................................................................         1,000,000           955,160
       Michigan State Building Authority Revenue,
          Facilities Program, Refunding, Series I, AMBAC Insured, 5.00%, 10/15/33 .............        13,495,000        13,534,270
          Facilities Program, Refunding, Series II, MBIA Insured, 5.00%, 10/15/29 .............        16,585,000        16,740,401
          Refunding, Series IA, FGIC Insured, 5.00%, 10/15/31 .................................         9,500,000         9,505,795
       Michigan State Hospital Finance Authority Revenue,
          Ascension Health Credit, Series A, MBIA Insured, Pre-Refunded, 6.125%, 11/15/23 .....        18,000,000        19,044,720
          Detroit Medical Center Obligation Group, Refunding, Series A, 6.25%, 8/15/13 ........         7,500,000         7,521,000
          Detroit Medical Center Obligation Group, Refunding, Series A, 6.50%, 8/15/18 ........        30,205,000        30,257,557
          Detroit Medical Center Obligation Group, Refunding, Series B, 5.50%, 8/15/23 ........           500,000           452,625
          Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/23 ...................           500,000           440,785
          Hospital, Oakwood Obligated Group, Refunding, Series A, 5.00%, 7/15/37 ..............         3,680,000         3,186,438
          Marquette, 5.00%, 5/15/34 ...........................................................         6,000,000         4,960,020
          Memorial Healthcare Center, Refunding, 5.75%, 11/15/15 ..............................         1,000,000         1,017,950
          Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.75%, 8/15/16 .................         7,310,000         7,321,696
          Sinai Hospital, Refunding, 6.625%, 1/01/16 ..........................................         2,990,000         2,959,831
          Sinai Hospital, Refunding, 6.70%, 1/01/26 ...........................................         7,250,000         7,139,728
       Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co. Pollution
          Control Project, Refunding, Series C, 5.45%, 9/01/29 ................................        11,000,000        10,188,750


                             154 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       MICHIGAN (CONTINUED)
       Michigan Tobacco Settlement Finance Authority Revenue, Tobacco Settlement Asset,
          Senior Series A, 6.00%, 6/01/34 .....................................................   $    13,675,000   $    11,795,645
          Senior Series A, 6.00%, 6/01/48 .....................................................        10,000,000         8,316,000
          Turbo, Series A, 6.875%, 6/01/42 ....................................................        17,500,000        16,569,175
       Tawas City Hospital Finance Authority Revenue, Tawas St. Joseph's Hospital Project,
       Series A,
          ETM, 5.60%, 2/15/13 .................................................................         1,095,000         1,118,553
                                                                                                                    ---------------
                                                                                                                        228,002,870
                                                                                                                    ---------------
       MINNESOTA 1.1%
       Hubbard County Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.25%, 8/01/14 ....         9,000,000         9,474,480
       Mahtomedi Senior Housing Revenue, St. Andrews Village Project, Refunding, 5.75%,
          12/01/40 ............................................................................         5,000,000         4,502,050
       Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, Refunding,
          Sub Series C, FGIC Insured, 5.00%, 1/01/31 ..........................................         6,185,000         5,777,099
       Minneapolis Health Care Facility Revenue,
          Augustana Chapel View Homes, Series D, 5.875%, 6/01/35 ..............................         5,075,000         4,339,633
          Fairview Health Services, Series A, Pre-Refunded, 5.625%, 5/15/32 ...................        18,380,000        20,459,697
          Jones-Harrison Residence Project, 5.70%, 10/01/35 ...................................         1,000,000           863,540
       Minneapolis Health Care Revenue, Fairview Health Services, AMBAC Insured, 5.00%,
          11/15/30 ............................................................................         2,275,000         2,271,815
       Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
          Refunding, Series A, 6.375%, 11/15/29 ...............................................           175,000           181,244
          Series A, Pre-Refunded, 6.375%, 11/15/29 ............................................         6,325,000         6,951,301
       Minnesota State HFAR, Rental Housing, Refunding, Series D, MBIA Insured, 5.95%,
          2/01/18 .............................................................................           320,000           320,176
       Roseville MFHR, Rosepointe I Project, Series C, Pre-Refunded, 8.00%, 12/01/29 ..........         3,070,000         3,420,533
       St. Paul Housing and RDA Hospital Revenue, Healtheast Project, 6.00%, 11/15/35 .........        10,000,000         9,776,200
                                                                                                                    ---------------
                                                                                                                         68,337,768
                                                                                                                    ---------------
       MISSISSIPPI 0.9%
       Claiborne County PCR, Systems Energy Resources Inc. Project, Refunding, 6.20%,
          2/01/26 .............................................................................        33,295,000        33,194,449
       Lowndes County Solid Waste Disposal and PCR, Weyerhaeuser CO. Project, Refunding,
          Series B, 6.70%, 4/01/22 ............................................................         5,000,000         5,125,250
       Warren County Revenue, Gulf Opportunity, International Paper, Series A, 5.50%,
          9/01/31 .............................................................................        20,000,000        17,399,600
                                                                                                                    ---------------
                                                                                                                         55,719,299
                                                                                                                    ---------------
       MISSOURI 0.3%
       Branson Regional Airport Transportation Development District Airport Revenue,
          Series A, 6.00%, 7/01/37 ............................................................         1,200,000         1,011,960
          Series B, 6.00%, 7/01/25 ............................................................         6,000,000         5,261,100
          Series B, 6.00%, 7/01/37 ............................................................         5,000,000         4,114,100
       Lake of the Ozarks Community Board Corp. Bridge System Revenue, Refunding, 5.25%,
          12/01/20 ............................................................................         8,350,000         7,978,843
       West Plains IDA Hospital Revenue, Ozarks Medical Center,
          6.30%, 11/15/11 .....................................................................           605,000           616,646
          6.75%, 11/15/24 .....................................................................         1,870,000         1,874,282
          Refunding, 5.50%, 11/15/12 ..........................................................           500,000           496,085
                                                                                                                    ---------------
                                                                                                                         21,353,016
                                                                                                                    ---------------


                             Semiannual Report | 155

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       MONTANA 0.2%
       Forsyth PCR, Puget Sound Energy, Refunding, Series A, AMBAC Insured, 5.00%, 3/01/31 ....   $    10,220,000   $     9,898,070
                                                                                                                    ---------------
       NEBRASKA 0.3%
       Public Power Generation Agency Revenue, Whelan Energy Center Unit 2, Series A,
          AMBAC Insured, 5.00%, 1/01/32 .......................................................        16,485,000        16,304,819
       Scotts Bluff County Hospital Authority No. 1 Hospital Revenue, Regional West Medical
          Center, 6.375%, 12/15/08 ............................................................           325,000           325,572
                                                                                                                    ---------------
                                                                                                                         16,630,391
                                                                                                                    ---------------
       NEVADA 1.5%
       Clark County ID Special Assessment,
          Local ID No. 142, Mountains Edge, 6.375%, 8/01/23 ...................................         4,095,000         3,985,418
          Local ID No. 151, Summerlin, 5.00%, 8/01/20 .........................................           760,000           655,090
          Local ID No. 151, Summerlin, 5.00%, 8/01/25 .........................................         2,400,000         1,953,000
          Local Improvement, Special District No. 132, 6.875%, 2/01/21 ........................         3,690,000         3,708,671
          Special Local Improvement, No. 128, Summerlin, Series A, 5.00%, 2/01/26 .............         1,320,000         1,081,925
          Special Local Improvement, No. 128, Summerlin, Series A, 5.05%, 2/01/31 .............         1,035,000           811,233
       Clark County IDR,
          Nevada Power Co. Project, Refunding, Series B, 5.90%, 10/01/30 ......................         5,125,000         4,521,736
          Southwest Gas Corp. Project, Series D, AMBAC Insured, 5.55%, 12/01/38 ...............         7,260,000         6,111,904
       Henderson Health Care Facility Revenue, Catholic Healthcare West, Series A, 5.625%,
          7/01/24 .............................................................................         7,000,000         7,073,780
       Henderson Local ID Special Assessment,
          No. T-2, 9.50%, 8/01/11 .............................................................           235,000           234,969
          No. T-4C, Green Valley, Refunding, Series A, 5.90%, 11/01/18 ........................         3,070,000         2,947,476
          No. T-12, Series A, 7.375%, 8/01/18 .................................................        33,715,000        27,987,496
          No. T-16, 4.90%, 3/01/16 ............................................................         1,355,000           950,709
          No. T-16, 5.00%, 3/01/18 ............................................................           975,000           654,352
          No. T-16, 5.00%, 3/01/19 ............................................................           970,000           650,754
          No. T-16, 5.10%, 3/01/22 ............................................................         1,455,000           960,911
          No. T-16, 5.125%, 3/01/25 ...........................................................         1,535,000           982,722
          No. T-17, 5.00%, 9/01/15 ............................................................           720,000           658,944
          No. T-17, 5.00%, 9/01/16 ............................................................           735,000           663,705
          No. T-17, 5.00%, 9/01/25 ............................................................         1,380,000         1,107,022
       Las Vegas Local Improvement Bonds Special Assessment,
          Special ID No. 404, Refunding, FSA Insured, 5.85%, 11/01/09 .........................         2,295,000         2,308,839
          Special ID No. 607, 6.25%, 6/01/24 ..................................................         4,870,000         4,259,448
       Las Vegas Special Assessment, ID No. 505, Elkhorn Springs, 8.00%, 9/15/13 ..............         2,525,000         2,558,279
       Washoe County Revenue, Reno-Sparks Convention Center Project, FSA Insured, Pre-Refunded,
          6.40%, 7/01/29 ......................................................................        15,415,000        16,320,015
                                                                                                                    ---------------
                                                                                                                         93,148,398
                                                                                                                    ---------------
       NEW HAMPSHIRE 0.3%
       New Hampshire Higher Education and Health Facilities Authority Revenue,
          Hillcrest Terrace, 7.50%, 7/01/24 ...................................................        15,050,000        14,815,370
          New Hampshire Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 ...............           620,000           621,823
                                                                                                                    ---------------
                                                                                                                         15,437,193
                                                                                                                    ---------------


                             156 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       NEW JERSEY 4.9%
       Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
          Series 1, 6.00%, 1/01/19 ............................................................   $     2,180,000   $     2,142,003
          Series 1, 6.00%, 1/01/29 ............................................................         5,000,000         4,582,850
          Series 2, 6.125%, 1/01/19 ...........................................................         2,125,000         2,107,958
          Series 2, 6.125%, 1/01/29 ...........................................................         5,105,000         4,670,258
       New Jersey EDA Lease Revenue, International Center for Public Health Project,
          University of Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 .................         9,965,000        10,436,843
       New Jersey EDA Revenue,
          Cigarette Tax, 5.50%, 6/15/24 .......................................................        23,000,000        21,947,750
          Cigarette Tax, 5.50%, 6/15/31 .......................................................         6,500,000         5,896,670
          Cigarette Tax, 5.75%, 6/15/34 .......................................................        10,000,000         9,290,300
          first mortgage, Keswick Pines, Refunding, 5.75%, 1/01/24 ............................         1,500,000         1,459,680
          first mortgage, Presbyterian, Series A, 6.25%, 11/01/20 .............................         7,635,000         7,697,989
       New Jersey EDA Special Facility Revenue, Continental Airlines Inc. Project,
          6.625%, 9/15/12 .....................................................................        25,525,000        23,779,600
          6.25%, 9/15/19 ......................................................................        42,000,000        34,612,200
          6.40%, 9/15/23 ......................................................................        79,890,000        64,239,549
       New Jersey Health Care Facilities Financing Authority Revenue,
          Capital Appreciation, St. Barnabas Health, Refunding, Series B, zero cpn., 7/01/33 ..        57,680,000         9,750,804
          Capital Appreciation, St. Barnabas Health, Refunding, Series B, zero cpn., 7/01/34 ..        52,330,000         8,214,763
          Capital Appreciation, St. Barnabas Health, Refunding, Series B, zero cpn., 7/01/35 ..        20,000,000         2,914,800
          South Jersey Hospital, 5.00%, 7/01/46 ...............................................         6,000,000         5,401,740
          South Jersey Hospital, Pre-Refunded, 5.875%, 7/01/21 ................................         7,500,000         8,339,325
          South Jersey Hospital, Pre-Refunded, 6.00%, 7/01/32 .................................        18,000,000        20,095,560
          St. Joseph's Healthcare System, 6.625%, 7/01/38 .....................................        25,000,000        23,919,750
          Trinitas Hospital Obligation Group, Pre-Refunded, 7.50%, 7/01/30 ....................         5,000,000         5,526,000
       Tobacco Settlement FICO Revenue,
          Asset-Backed, Pre-Refunded, 6.00%, 6/01/37 ..........................................        10,000,000        11,158,900
          Asset-Backed, Pre-Refunded, 6.125%, 6/01/42 .........................................         9,050,000        10,138,805
          Capital Appreciation Bonds, Series 1B, zero cpn., 6/01/41 ...........................        40,000,000         2,925,200
                                                                                                                    ---------------
                                                                                                                        301,249,297
                                                                                                                    ---------------
       NEW MEXICO 2.3%
       Farmington PCR,
          Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.30%,
             12/01/16 .........................................................................        24,045,000        24,039,710
          Public Service Co. of New Mexico, San Juan Project, Refunding, Series D, 6.375%,
             4/01/22 ..........................................................................        66,125,000        66,140,870
          Public Service Co. of New Mexico, San Juan Project, Series A, 6.60%, 10/01/29 .......         6,000,000         5,655,420
          Tucson Electric Power Co., Series A, 6.95%, 10/01/20 ................................        37,000,000        37,398,490
       New Mexico State Hospital Equipment Loan Council Hospital Revenue, St. Vincent Hospital,
          Series A, Radian Insured, Pre-Refunded,
          5.25%, 7/01/30 ......................................................................         4,360,000         4,844,614
          5.00%, 7/01/35 ......................................................................         3,470,000         3,803,259
                                                                                                                    ---------------
                                                                                                                        141,882,363
                                                                                                                    ---------------


                             Semiannual Report | 157

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       NEW YORK 6.9%
       Corinth IDA Environmental Improvement Revenue, International Paper Co. Project,
          Refunding, Series A, 5.75%, 2/01/22 .................................................   $     2,000,000   $     1,883,520
       Liberty Development Corp. Revenue, Goldman Sachs Headquarters, 5.25%, 10/01/35 .........        25,000,000        25,325,250
       MAC for City of Troy Revenue, Capital Appreciation, Series C, MBIA Insured, zero cpn.,
          7/15/21 .............................................................................           428,010           232,521
          1/15/22 .............................................................................           649,658           341,077
       MTA Revenue, Transportation, Series F, 5.00%, 11/15/30 .................................         7,000,000         6,953,100
       New York City GO,
          Fiscal 2003, Series I, 5.00%, 3/01/24 ...............................................         5,000,000         5,096,550
          Fiscal 2003, Series I, 5.00%, 3/01/25 ...............................................         9,000,000         9,151,830
          Refunding, Series G, 5.00%, 8/01/21 .................................................        10,000,000        10,362,600
          Refunding, Series H, 6.25%, 8/01/15 .................................................            20,000            20,137
          Refunding, Series H, 6.125%, 8/01/25 ................................................            10,000            10,068
          Refunding, Series J, 6.00%, 8/01/21 .................................................             5,000             5,034
          Series B, 7.00%, 2/01/18 ............................................................           115,000           115,250
          Series D, 7.625%, 2/01/14 ...........................................................             5,000             5,012
          Series F, 7.50%, 2/01/21 ............................................................            85,000            85,203
          Series G, 7.50%, 2/01/22 ............................................................            10,000            10,024
       New York City IDA Civic Facility Revenue,
          Amboy Properties Corp. Project, Refunding, 6.75%, 6/01/20 ...........................         6,145,000         5,875,910
          Series C, 6.80%, 6/01/28 ............................................................         5,000,000         5,161,550
          Staten Island University Hospital Project, Series C, 6.45%, 7/01/32 .................         1,460,000         1,425,150
       New York City IDA Special Facility Revenue,
          American Airlines Inc., JFK International Airport Project, 7.50%, 8/01/16 ...........        15,000,000        13,956,600
          American Airlines Inc., JFK International Airport Project, 7.625%, 8/01/25 ..........        20,000,000        17,941,600
          American Airlines Inc., JFK International Airport Project, 7.75%, 8/01/31 ...........        15,000,000        13,450,500
          American Airlines Inc., JFK International Airport Project, Series A, 8.00%,
             8/01/12 ..........................................................................        74,000,000        71,902,840
          British Airways PLC Project, 7.625%, 12/01/32 .......................................        15,550,000        13,859,248
       New York City IDAR,
          Liberty, 7 World Trade Center, Series A, 6.25%, 3/01/15 .............................        27,000,000        27,285,660
          Liberty, 7 World Trade Center, Series A, 6.50%, 3/01/35 .............................        50,000,000        50,776,500
          Queens Baseball Stadium, Pilot, AMBAC Insured, 5.00%, 1/01/31 .......................         9,500,000         9,423,620
       New York City Municipal Water Finance Authority Water and Sewer System Revenue,
          Series E, 5.00%, 6/15/34 ............................................................        10,000,000        10,083,800
       New York State Dormitory Authority Revenues, Non-State Supported Debt, Orange Regional
          Medical Center,
          6.125%, 12/01/29 ....................................................................        16,000,000        15,727,840
          6.25%, 12/01/37 .....................................................................        30,000,000        28,494,900
       Oneida County IDAR, Civic Facility, St. Elizabeth Medical, Series B, 6.00%, 12/01/19 ...         1,000,000           999,080
       Onondaga County IDA Solid Waste Disposal Facility Revenue, Solvay Paperboard LLC
          Project, Refunding,
          6.80%, 11/01/14 .....................................................................         4,200,000         4,256,280
          7.00%, 11/01/30 .....................................................................         7,000,000         7,017,080
       Port Authority of New York and New Jersey Revenue, Consolidated One Hundred
          Forty-Fourth, Refunding, 5.00%, 10/01/28 ............................................        25,295,000        26,021,725


                             158 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       NEW YORK (CONTINUED)
       Port Authority of New York and New Jersey Special Obligation Revenue, Continental
          Airlines Inc., Eastern Project, La Guardia,
          9.00%, 12/01/10 .....................................................................   $     6,505,000   $     6,534,142
          9.125%, 12/01/15 ....................................................................        26,350,000        26,468,048
       Utica IDA Civic Facility Revenue, Utica College Civic Facility,
          6.75%, 12/01/21 .....................................................................         1,250,000         1,294,888
          6.85%, 12/01/31 .....................................................................         2,000,000         2,058,960
                                                                                                                    ---------------
                                                                                                                        419,613,097
                                                                                                                    ---------------
       NORTH CAROLINA 1.9%
       Albemarle Hospital Authority Health Care Facilities Revenue, Refunding, 5.25%,
          10/01/27 ............................................................................         4,500,000         4,221,360
       Charlotte Airport Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 ......................        15,310,000        15,362,666
       North Carolina Eastern Municipal Power Agency Power System Revenue,
          Refunding, Series A, 5.75%, 1/01/26 .................................................        37,500,000        37,984,125
          Refunding, Series B, 5.75%, 1/01/24 .................................................        35,750,000        36,297,332
          Series D, 6.70%, 1/01/19 ............................................................         2,000,000         2,081,240
          Series D, 6.75%, 1/01/26 ............................................................         5,000,000         5,166,950
       North Carolina HFAR, SF, Series II, FHA Insured, 6.20%,
          3/01/16 .............................................................................           850,000           864,595
          9/01/17 .............................................................................           585,000           585,954
       North Carolina Medical Care Commission Health Care Facilities Revenue, Pennybyrn at
          Maryfield, Series A,
          5.75%, 10/01/23 .....................................................................         3,625,000         3,346,346
          6.00%, 10/01/23 .....................................................................         2,500,000         2,367,075
       North Carolina Medical Care Commission Retirement Facilities Revenue, first mortgage,
          United Methodist, Refunding, Series C,
          5.25%, 10/01/24 .....................................................................           920,000           858,406
          5.50%, 10/01/32 .....................................................................         1,600,000         1,457,088
       North Carolina Medical Care Commission Revenue, Series A, 6.125%, 10/01/35 .............         8,250,000         7,278,893
                                                                                                                    ---------------
                                                                                                                        117,872,030
                                                                                                                    ---------------
       NORTH DAKOTA 0.1%
       Ward County Health Care Facilities Revenue, Trinity Obligated Group, 5.125%,
          7/01/25 .............................................................................         2,250,000         2,106,383
          7/01/29 .............................................................................         2,500,000         2,233,450
                                                                                                                    ---------------
                                                                                                                          4,339,833
                                                                                                                    ---------------
       OHIO 1.9%
       American Municipal Power Inc. Revenue, Refunding, 5.00%, 2/15/38 .......................        25,000,000        24,213,250
       Buckeye Tobacco Settlement Financing Authority Revenue,
          Asset-Backed, Senior Convertible Capital Appreciation Turbo Term Bond, Series A-3,
             zero cpn. to 12/01/12, 6.25% thereafter, 6/01/37 .................................        15,000,000         9,302,100
          Asset-Backed, Senior Current Interest Turbo Term Bond, Series A-2, 5.75%,
             6/01/34 ..........................................................................        11,250,000         9,375,300
          Asset-Backed, Senior Current Interest Turbo Term Bond, Series A-2, 6.00%,
             6/01/42 ..........................................................................         5,000,000         4,191,150
          Capital Appreciation, Asset-Backed, First Sub Series B, zero cpn., 6/01/47 ..........        55,000,000         2,614,150


                             Semiannual Report | 159

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       OHIO (CONTINUED)
       Cuyahoga County Hospital Revenue, Refunding, 5.50%, 1/01/29 ............................   $    11,500,000   $    11,728,160
       Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
          Refunding,
          Series C, 6.05%, 10/01/09 ...........................................................        14,250,000        14,718,255
          Series E, 6.05%, 10/01/09 ...........................................................         5,250,000         5,460,052
          Series F, 6.05%, 10/01/09 ...........................................................         1,000,000         1,040,010
       Franklin County Health Care Facilities Revenue,
          Ohio Presbyterian, Series A, Pre-Refunded, 7.125%, 7/01/29 ..........................         1,000,000         1,134,960
          Presbyterian Retirement Services, Refunding, 5.50%, 7/01/17 .........................         3,100,000         3,123,250
          Presbyterian Retirement Services, Refunding, 5.50%, 7/01/21 .........................           950,000           943,882
       Miami County Hospital Facilities Revenue, Refunding and Improvement, Upper Valley
          Medical Center, 5.25%, 5/15/26 ......................................................         2,750,000         2,489,163
       Oregon City School District GO, AMBAC Insured, 5.00%, 12/01/27 .........................         5,000,000         5,088,350
       Scioto County Hospital Revenue, Southern Ohio Medical Center, Refunding, 5.75%,
          2/15/38 .............................................................................        17,000,000        16,524,510
       Toledo Lucas County Port Authority Airport Revenue, Bax Global Project, Refunding,
          Series 1,
          6.25%, 11/01/13 .....................................................................         3,200,000         3,235,328
                                                                                                                    ---------------
                                                                                                                        115,181,870
                                                                                                                    ---------------
       OKLAHOMA 0.2%
       Oklahoma Development Finance Authority Revenue, Comanche County Hospital Project,
          Series B, 6.60%, 7/01/31 ............................................................         5,000,000         5,108,200
       Tulsa Industrial Authority Revenue, Refunding, MBIA Insured, 5.00%, 10/01/31 ...........         5,325,000         5,328,301
       Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
          6.00%, 8/15/14 ......................................................................         3,170,000         3,188,830
                                                                                                                    ---------------
                                                                                                                         13,625,331
                                                                                                                    ---------------
       OREGON 0.3%
       Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
          Pre-Refunded, 6.00%, 5/01/26 ........................................................         9,400,000        10,110,640
       Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
          Linfield College Project, Series A,
          6.75%, 10/01/25 .....................................................................             5,000             5,234
          Pre-Refunded, 6.75%, 10/01/25 .......................................................         5,215,000         5,751,311
                                                                                                                    ---------------
                                                                                                                         15,867,185
                                                                                                                    ---------------
       PENNSYLVANIA 5.2%
       Allegheny County Hospital Development Authority Revenue,
          Health System, Series A, MBIA Insured, Pre-Refunded, 6.50%, 11/15/30 ................        10,000,000        11,123,700
          Health System, Series B, Pre-Refunded, 9.25%, 11/15/15 ..............................        22,105,000        25,149,522
          Health System, Series B, Pre-Refunded, 9.25%, 11/15/22 ..............................        24,000,000        27,991,920
          West Pennsylvania Allegheny Health System, Refunding, 5.00%, 11/15/28 ...............         8,360,000         6,394,898
          West Pennsylvania Allegheny Health System, Refunding, 5.375%, 11/15/40 ..............        70,000,000        52,818,500
       Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding, 6.10%,
          7/15/20 .............................................................................         5,500,000         5,565,835
       Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 ...........         1,925,000         1,962,576
       Delaware County IDAR, Resource Recovery Facility, Refunding, Series A,
          6.10%, 7/01/13 ......................................................................        20,500,000        20,464,125
          6.20%, 7/01/19 ......................................................................         9,500,000         9,315,890


                             160 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       PENNSYLVANIA (CONTINUED)
       Harrisburg Authority University Revenue, Harrisburg University of Science,
          Series A, 5.40%, 9/01/16 ............................................................   $     1,500,000   $     1,497,015
          Series B, 6.00%, 9/01/36 ............................................................         3,000,000         2,861,490
       Lancaster County Hospital Authority Revenue, Brethren Village Project, Series A,
          6.375%, 7/01/30 .....................................................................         1,000,000           990,010
          6.50%, 7/01/40 ......................................................................         3,000,000         2,971,770
       Lancaster IDAR, Garden Spot Village Project, Series A, Pre-Refunded, 7.625%, 5/01/31 ...         1,650,000         1,816,832
       Northampton County General Purpose Authority Hospital Revenue, Saint Lukes Hospital
          Project, Series A, 5.50%, 8/15/40 ...................................................        15,000,000        14,161,650
       Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue,
          Reliant Energy Seward LLC Project, Series A, 6.75%, 12/01/36 ........................        94,550,000        95,474,699
       Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
          Allegheny
          Delaware Valley Obligation Group, Refunding, Series A, MBIA Insured, 5.875%,
             11/15/16 .........................................................................        13,000,000        13,067,600
       Philadelphia Hospitals and Higher Education Facilities Authority Hospital Revenue,
          Temple University Health System, Refunding, Series B, 5.50%, 7/01/26 ................        18,000,000        17,115,660
       Sayre Health Care Facilities Authority Revenue, Guthrie Healthcare System,
          Refunding, Series A, 5.75%, 12/01/21 ................................................           815,000           844,324
          Series A, Pre-Refunded, 5.75%, 12/01/21 .............................................         2,185,000         2,418,358
       Washington County IDA, PCR, West Pennsylvania Power Co., Series G, AMBAC Insured,
          6.05%, 4/01/14 ......................................................................         5,025,000         5,034,145
                                                                                                                    ---------------
                                                                                                                        319,040,519
                                                                                                                    ---------------
       RHODE ISLAND 0.2%
       Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing,
          Lifespan Obligation Group,
          Pre-Refunded, 6.50%, 8/15/32 ........................................................         8,000,000         9,140,480
          Refunding, MBIA Insured, 5.75%, 5/15/23 .............................................           405,000           409,682
       Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Series B, zero cpn.,
          6/01/52 .............................................................................        90,000,000         2,215,800
                                                                                                                    ---------------
                                                                                                                         11,765,962
                                                                                                                    ---------------
       SOUTH CAROLINA 1.0%
       Dorchester County School District No. 002 Installment Purchase Revenue, Growth Remedy
          Opportunities Tax Hike, 5.25%, 12/01/29 .............................................        16,500,000        16,435,815
       Greenville County School District Installment Purchase Revenue, Building Equity
          Sooner Tomorrow,
          5.00%, 12/01/28 .....................................................................        10,000,000        10,052,500
          Refunding, 5.00%, 12/01/28 ..........................................................         7,500,000         7,549,800
       Lancaster Educational Assistance Program Inc. Revenue, School District of Lancaster
          County Project, 5.00%, 12/01/26 .....................................................        15,015,000        14,172,508
       Scago Educational Facilities Corp. for Calhoun School District Revenue, School Project,
          Radian Insured, 5.00%, 12/01/26 .....................................................         7,540,000         7,311,237
       Scago Educational Facilities Corp. for Williamsburg School District Revenue,
          Williamsburg County Project, Refunding, Radian Insured, 5.00%, 12/01/31 .............         2,000,000         1,855,160
       Tobacco Settlement Revenue Management Authority Tobacco Settlement Revenue, Series B,
          ETM, 6.375%, 5/15/30 ................................................................         3,750,000         4,271,925
                                                                                                                    ---------------
                                                                                                                         61,648,945
                                                                                                                    ---------------


                             Semiannual Report | 161

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       TENNESSEE 0.9%
       Clarksville Natural Gas Acquisition Corp. Gas Revenue, 5.00%, 12/15/20 .................   $     5,990,000   $     5,256,525
       Hallsdale-Powell Utility District Knox County Water and Sewer Revenue, Refunding and
          Improvement, Series A, FGIC Insured, 5.00%, 4/01/34 .................................         5,000,000         4,978,350
       Johnson City Health and Educational Facilities Board Hospital Revenue, first mortgage,
          Mountain States Health, Refunding, Series A, MBIA Insured, zero cpn.,
          7/01/27 .............................................................................        19,365,000         7,220,240
          7/01/28 .............................................................................        19,400,000         6,784,956
          7/01/29 .............................................................................        19,365,000         6,345,523
          7/01/30 .............................................................................        19,370,000         5,939,810
       Knox County Health Educational and Housing Facilities Board Hospital Facilities Revenue,
          Capital Appreciation, Refunding and Improvement, Series A, FSA Insured, zero cpn.,
             1/01/25 ..........................................................................         5,000,000         1,999,100
          Capital Appreciation, Refunding and Improvement, Series A, FSA Insured, zero cpn.,
             1/01/26 ..........................................................................         2,610,000           979,951
          Covenant Health System, Refunding and Improvement, Series A, zero cpn., 1/01/37 .....        12,760,000         2,084,218
          Covenant Health System, Refunding and Improvement, Series A, zero cpn., 1/01/39 .....        13,755,000         2,024,048
       Knox County Health Educational and Housing Facilities Board Revenue, Refunding,
          University Health System Inc., 5.25%, 4/01/36 .......................................        10,475,000         9,539,478
                                                                                                                    ---------------
                                                                                                                         53,152,199
                                                                                                                    ---------------
       TEXAS 5.4%
       Angelina and Neches River Authority Waste Disposal Revenue, Temple-Inland Forest
          Products,
          6.95%, 5/01/23 ......................................................................         1,750,000         1,813,770
       Austin Convention Enterprises Inc. Convention Center Revenue, first tier,
          Refunding, Series B, 5.75%, 1/01/34 .................................................         7,000,000         6,193,740
          Series A, Pre-Refunded, 6.70%, 1/01/32 ..............................................        10,000,000        10,990,200
       Bexar County Health Facilities Development Corp. Revenue, Army Retirement Residence,
          Refunding, 5.00%,
          7/01/27 .............................................................................         1,000,000           889,050
          7/01/33 .............................................................................         1,520,000         1,275,128
       Brazos County Health Facilities Development Corp. Franciscan Services Corp. Revenue,
          Obligation Group, St. Joseph Regional, 5.50%, 1/01/38 ...............................         5,250,000         5,043,045
       Brazos River Authority PCR,
          Texas Utility Co., Refunding, Series A, 7.70%, 4/01/33 ..............................        21,740,000        20,187,112
          TXU Electric Co., Refunding, Series A, 8.25%, 10/01/30 ..............................        45,000,000        44,500,050
          TXU Electric Co., Refunding, Series D-1, 8.25%, 5/01/33 .............................        17,000,000        16,750,610
          TXU Electric Co. Project, Refunding, Series C, 7.70%, 3/01/32 .......................         6,800,000         6,328,352
          TXU Energy Co. LLC Project, Mandatory Put 4/01/13, Refunding, Series A, 6.75%,
             4/01/38 ..........................................................................         1,000,000           942,980
          TXU Energy Co. LLC Project, Refunding, Series B, 6.30%, 7/01/32 .....................         9,000,000         7,080,750
          TXU Energy Co. LLC Project, Refunding, Series C, 6.75%, 10/01/38 ....................         1,555,000         1,272,270
       Brazos River Harbor Navigation District Brazoria County Environmental Revenue,
          Dow Chemical Co. Project, Refunding, Series B-2, 4.95%, 5/15/33 .....................         2,500,000         2,110,100
       Brownsville Utility System Revenue, Refunding and Improvement, Series A, AMBAC Insured,
          5.00%, 9/01/31 ......................................................................        12,500,000        12,580,500
       Coppell Special Assessment, Gateway Project, 8.70%, 3/01/12 ............................         1,620,000         1,648,577
       Dallas Fort Worth International Airport Revenue, Joint,
          Refunding, Sub Series A-2, MBIA Insured, 6.10%, 11/01/24 ............................         2,000,000         2,012,000
          Series B, MBIA Insured, 6.00%, 11/01/23 .............................................         4,000,000         4,023,560
          Series C, MBIA Insured, 6.25%, 11/01/28 .............................................         2,500,000         2,514,700


                             162 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       TEXAS (CONTINUED)
       Decatur Hospital Authority Hospital Revenue, Series A, ETM, 5.75%, 9/01/29 .............   $     4,705,000   $     5,282,727
       El Paso Health Facilities Development Corp. Revenue, Senior Care Facilities, Bienvivir
          Senior Health, Pre-Refunded,
          7.00%, 8/15/12 ......................................................................           535,000           589,581
          7.50%, 8/15/18 ......................................................................         2,300,000         2,661,054
          7.75%, 8/15/31 ......................................................................         3,000,000         3,492,090
       Georgetown Health Facilities Development Corp. Revenue, Georgetown Healthcare System,
          Pre-Refunded, 6.25%, 8/15/29 ........................................................        10,975,000        11,617,147
       Lubbock Educational Facilities Authority Revenue, Lubbock Christian, Refunding and
          Improvement, 5.25%, 11/01/37 ........................................................         1,000,000           874,640
       Lufkin Health Facilities Development Corp. Health System Revenue, Memorial Health System
          of East Texas, 5.50%,
          2/15/32 .............................................................................         1,000,000           909,450
          2/15/37 .............................................................................         2,500,000         2,233,200
       Matagorda County Navigation District No. 1 Revenue, Centerpoint Energy Project,
          Refunding, 5.60%, 3/01/27 ...........................................................        11,000,000        10,109,660
       Millsap ISD, GO, School Building, 5.00%, 2/15/37 .......................................        10,905,000        10,964,432
       North Texas Tollway Authority Revenue, System,
          first tier, Refunding, Series A, 5.625%, 1/01/33 ....................................         2,000,000         1,977,620
          first tier, Refunding, Series A, 5.75%, 1/01/48 .....................................        30,000,000        29,446,800
          first tier, Refunding, Series B, 5.75%, 1/01/40 .....................................        12,680,000        12,551,551
          second tier, Refunding, Series F, 5.75%, 1/01/38 ....................................         5,000,000         4,848,100
       Richardson ISD, GO, School Building, MBIA Insured, 5.00%, 2/15/32 ......................        10,320,000        10,440,228
       Sabine River Authority PCR,
          TXU Electric, Refunding, Series C, 5.20%, 5/01/28 ...................................        29,945,000        21,726,595
          TXU Energy Co. LLC Project, Refunding, Series A, 5.80%, 7/01/22 .....................         1,000,000           822,200
          TXU Energy Co. LLC Project, Refunding, Series B, 6.15%, 8/01/22 .....................        13,115,000        11,158,242
       Texas State Turnpike Authority Revenue, Capital Appreciation, AMBAC Insured, zero cpn.,
          8/15/32 .............................................................................        51,000,000        12,566,910
       Trinity River Authority PCR, Texas Electric Co. Project, Refunding, 6.25%, 5/01/28 .....           445,000           355,795
       Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center,
          Refunding and Improvement, Series A, 5.375%, 11/01/37 ...............................         8,000,000         6,912,720
       Tyler Health Facilities Development Corp. Revenue, Mother Frances Hospital, Series B,
          5.00%, 7/01/37 ......................................................................         3,400,000         2,862,834
       Waco Health Facilities Development Corp. FHA Insured Mortgage Revenue, Hillcrest Health
          System Project, Series A, MBIA Insured, 5.00%, 8/01/31 ..............................        15,000,000        14,918,250
                                                                                                                    ---------------
                                                                                                                        327,478,320
                                                                                                                    ---------------
       VERMONT 0.3%
       Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher Allen
          Health, Series A, AMBAC Insured, 6.00%, 12/01/23 ....................................        15,000,000        15,704,100
                                                                                                                    ---------------
       VIRGINIA 1.0%
       James City County EDA Residential Care Facility Revenue, first mortgage, Williamsburg
          Landing, Series A,
          5.35%, 9/01/26 ......................................................................           750,000           690,600
          5.50%, 9/01/34 ......................................................................           750,000           680,843
       Peninsula Ports Authority Coal Terminal Revenue, Dominion Terminal Associates,
          Refunding, 6.00%, 4/01/33 ...........................................................         9,000,000         9,033,300


                             Semiannual Report | 163

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       VIRGINIA (CONTINUED)
       Tobacco Settlement Financing Corp. Revenue,
          Asset-Backed, Pre-Refunded, 5.50%, 6/01/26 ..........................................   $     2,500,000   $     2,745,650
          Asset-Backed, Pre-Refunded, 5.625%, 6/01/37 .........................................         3,000,000         3,349,170
          Capital Appreciation Bonds, Second Sub Series D, zero cpn., 6/01/47 .................        50,000,000         2,485,000
          Senior Series B1, 5.00%, 6/01/47 ....................................................         6,250,000         4,436,687
       Virginia Beach Development Authority Residential Care Facility Mortgage Revenue,
          Westminster Canterbury Project,
          Refunding, 5.00%, 11/01/22 ..........................................................         1,000,000           929,780
          Refunding, 5.25%, 11/01/26 ..........................................................         2,000,000         1,854,060
          Refunding, 5.375%, 11/01/32 .........................................................         1,000,000           894,990
          Series A, Pre-Refunded, 7.125%, 11/01/23 ............................................         5,000,000         5,400,400
          Series A, Pre-Refunded, 7.25%, 11/01/32 .............................................         9,000,000         9,733,590
       Virginia State HDA Commonwealth Mortgage Revenue, 4.80%, 7/01/29 .......................        20,500,000        18,221,835
                                                                                                                    ---------------
                                                                                                                         60,455,905
                                                                                                                    ---------------
       WASHINGTON 1.0%
       Douglas County PUD No. 1 Wells Hydroelectric Revenue, Refunding, Series B, FGIC Insured,
          5.00%, 9/01/35 ......................................................................         7,685,000         7,595,163
       Skagit County Public Hospital District No. 1 Revenue, Skagit Valley Hospital, 5.75%,
          12/01/32 ............................................................................         2,000,000         1,890,040
       Snohomish County Public Hospital District No. 3 GO, AMBAC Insured, 5.00%, 12/01/31 .....        10,000,000        10,043,300
       Washington State Health Care Facilities Authority Revenue,
          Kadlec Medical Center, Series A, Assured Guaranty Insured, 5.00%, 12/01/30 ..........         4,000,000         4,018,480
          Providence Health Care Services, Refunding, Series A, FGIC Insured, 5.00%,
             10/01/36..........................................................................         7,000,000         6,844,740
          Providence Health Care Services, Series A, FGIC Insured, Pre-Refunded, 5.00%,
             10/01/36 .........................................................................           305,000           341,255
          Virginia Mason Medical, Series B, ACA Insured, 6.00%, 8/15/37 .......................        30,000,000        29,039,700
                                                                                                                    ---------------
                                                                                                                         59,772,678
                                                                                                                    ---------------
       WEST VIRGINIA 0.5%
       Harrison County County Commission Solid Waste Disposal Revenue, Allegheny Energy Supply
          Co. LLC, Refunding, Series D, 5.50%, 10/15/37 .......................................         9,000,000         8,395,200
       Pleasants County PCR, County Commission, Series F, 5.25%, 10/15/37 .....................        14,000,000        13,184,640
       West Virginia University Revenues, Improvement, West Virginia University Projects,
          Series C, FGIC Insured, 5.00%, 10/01/34 .............................................        10,000,000         9,813,800
                                                                                                                    ---------------
                                                                                                                         31,393,640
                                                                                                                    ---------------
       WISCONSIN 0.9%
       Central Brown County Water Authority Water System Revenue, Refunding, AMBAC Insured,
          5.00%, 12/01/30 .....................................................................        11,205,000        11,217,662
       Green Bay Water System Revenue, Refunding, FSA Insured, 5.00%, 11/01/29 ................         1,250,000         1,280,512
       Kaukauna Environmental Improvement Revenue, International Paper Co. Project, Series A,
          6.70%, 5/01/24 ......................................................................         4,100,000         4,103,444
       Wisconsin Housing and EDA Home Ownership Revenue, Series E, 4.90%, 9/01/37 .............        22,210,000        18,790,326
       Wisconsin State Health and Educational Facilities Authority Revenue,
          Fort Healthcare Inc. Project, 5.75%, 5/01/24 ........................................         5,000,000         5,062,100
          New Castle Place Project, Series A, 7.00%, 12/01/31 .................................         2,500,000         2,501,425
          Thedacare Inc., AMBAC Insured, 5.00%, 12/15/30 ......................................         9,530,000         9,610,338
                                                                                                                    ---------------
                                                                                                                         52,565,807
                                                                                                                    ---------------


                             164 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       WYOMING 0.2%
       Wyoming Municipal Power Agency Power Supply Revenue, Series A,
          5.50%, 1/01/28 ......................................................................   $     1,350,000   $     1,382,521
          5.50%, 1/01/33 ......................................................................         2,360,000         2,380,367
          5.50%, 1/01/38 ......................................................................         2,810,000         2,817,896
          5.375%, 1/01/42 .....................................................................         2,750,000         2,693,405
                                                                                                                    ---------------
                                                                                                                          9,274,189
                                                                                                                    ---------------
       U.S. TERRITORIES 2.4%
       GUAM 0.8%
       Guam Government GO, Refunding, Series A,
          5.125%, 11/15/27 ....................................................................         7,270,000         6,527,006
          5.25%, 11/15/37 .....................................................................        37,000,000        32,370,190
       Guam Government Waterworks Authority Water and Wastewater System Revenue, Water,
          6.00%, 7/01/25 ......................................................................         4,000,000         4,006,240
          5.875%, 7/01/35 .....................................................................         8,000,000         7,701,760
                                                                                                                    ---------------
                                                                                                                         50,605,196
                                                                                                                    ---------------
       NORTHERN MARIANA ISLANDS 0.5%
       Northern Mariana Islands Commonwealth GO, Refunding, Series B, 5.00%, 10/01/33 .........        25,000,000        20,207,000
       Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%,
          3/15/28 .............................................................................         7,655,000         7,931,652
                                                                                                                    ---------------
                                                                                                                         28,138,652
                                                                                                                    ---------------
       PUERTO RICO 0.5%
       Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
          Refunding,
          5.50%, 5/15/39 ......................................................................        11,500,000        10,256,045
          5.625%, 5/15/43 .....................................................................         3,500,000         3,114,615
       Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
          6.00%, 7/01/44 ......................................................................         5,200,000         5,398,848
       Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
          Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 ...................................         7,000,000         6,842,640
       University of Puerto Rico Revenues, University System, Refunding, Series P, 5.00%,
          6/01/30 .............................................................................         7,645,000         7,302,962
                                                                                                                    ---------------
                                                                                                                         32,915,110
                                                                                                                    ---------------
       VIRGIN ISLANDS 0.6%
       Virgin Islands PFAR, sub. lien, Fund Loan Notes, Refunding, Series E,
          5.75%, 10/01/13 .....................................................................        15,000,000        15,166,951
          5.875%, 10/01/18 ....................................................................         7,000,000         7,073,430
          6.00%, 10/01/22 .....................................................................        14,500,000        14,650,075
                                                                                                                    ---------------
                                                                                                                         36,890,456
                                                                                                                    ---------------
       TOTAL U.S. TERRITORIES .................................................................                         148,549,414
                                                                                                                    ---------------
       TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
          (COST $6,039,125,689) ...............................................................                       5,943,606,336
                                                                                                                    ---------------


                             Semiannual Report | 165

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       SHORT TERM INVESTMENTS 1.2%
       MUNICIPAL BONDS 1.2%
       CONNECTICUT 0.5%
(e)    Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure,
          Refunding, Series 1, AMBAC Insured, Weekly VRDN and Put, 9.00%, 2/01/22 .............   $    33,000,000   $    33,000,000
                                                                                                                    ---------------
       MASSACHUSETTS 0.0%(f)
(e)    Massachusetts State Health and Educational Facilities Authority Revenue, Capital Asset
          Program, Series E, Daily VRDN and Put, 2.40%, 1/01/35 ...............................         2,000,000         2,000,000
                                                                                                                    ---------------
       MINNESOTA 0.6%
(e)    Minneapolis Health Care System Revenue, Fairview Health Services, Refunding, Series B,
          AMBAC Insured, Weekly VRDN and Put, 8.00%, 11/15/29 .................................        37,335,000        37,335,000
                                                                                                                    ---------------
       MISSOURI 0.0%(f)
(e)    Missouri State Health and Educational Facilities Authority Educational Authority
          Revenue, St. Louis University, Refunding, Series A, MBIA Insured, Daily VRDN and Put,
          3.19%, 10/01/35 .....................................................................           600,000           600,000
                                                                                                                    ---------------
       NEVADA 0.1%
(e)    Clark County School District GO, Series A, FSA Insured, Daily VRDN and Put, 2.60%,
          6/15/21 .............................................................................         3,000,000         3,000,000
                                                                                                                    ---------------
       NEW JERSEY 0.0%(f)
(e)    New Jersey EDA School Revenue, School Facilities Construction, Sub Series R-3, Daily
          VRDN and Put, 2.30%, 9/01/31 ........................................................           200,000           200,000
                                                                                                                    ---------------
       TOTAL SHORT TERM INVESTMENTS (COST $76,135,000) ........................................                          76,135,000
                                                                                                                    ---------------
       TOTAL INVESTMENTS (COST $6,115,260,689) 98.6% ..........................................                       6,019,741,336
       OTHER ASSETS, LESS LIABILITIES 1.4% ....................................................                          86,671,676
                                                                                                                    ---------------
       NET ASSETS 100.0% ......................................................................                     $ 6,106,413,012
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 198.

(a) Security has been deemed illiquid because it may not be able to be sold within seven days. At August 31, 2008, the aggregate value of these securities was $5,503,431, representing 0.09% of net assets.

(b)  See Note 6 regarding defaulted securities.

(c) The bond pays interest based upon the issuer's ability to pay, which may be less than the stated interest rate.

(d)  Security purchased on a when-issued basis. See Note 1(b).

(e) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

(f)  Rounds to less than 0.1% of net assets.

   The accompanying notes are an integral part of these financial statements.


                             166 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                             SIX MONTHS ENDED                      YEAR ENDED FEBRUARY 28,
                                              AUGUST 31, 2008   ------------------------------------------------------------
CLASS A                                         (UNAUDITED)       2008(a)        2007         2006        2005       2004(a)
-------                                      ----------------   ----------    ----------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period .....      $    11.45      $    12.22    $    12.15    $  12.18    $  12.23    $  12.03
                                                ----------      ----------    ----------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ..............            0.25            0.50          0.51        0.52        0.54        0.54
   Net realized and unrealized gains
      (losses) ...........................            0.36           (0.77)         0.08       (0.02)      (0.05)       0.19
                                                ----------      ----------    ----------    --------    --------    --------
Total from investment operations .........            0.61           (0.27)         0.59        0.50        0.49        0.73
                                                ----------      ----------    ----------    --------    --------    --------
Less distributions from net investment
   income ................................           (0.25)          (0.50)        (0.52)      (0.53)      (0.54)      (0.53)
                                                ----------      ----------    ----------    --------    --------    --------
Redemption fees ..........................              --(d)           --(d)         --(d)       --(d)       --(d)       --
                                                ----------      ----------    ----------    --------    --------    --------
Net asset value, end of period ...........      $    11.81      $    11.45    $    12.22    $  12.15    $  12.18    $  12.23
                                                ==========      ==========    ==========    ========    ========    ========
Total return(e) ..........................            5.34%          (2.29)%        4.96%       4.17%       4.13%       6.27%
RATIOS TO AVERAGE NET ASSETS(F)
Expenses .................................            0.62%           0.64%         0.64%       0.65%       0.65%       0.65%
Net investment income ....................            4.20%           4.17%         4.23%       4.28%       4.47%       4.31%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........      $1,191,665      $1,081,204    $1,006,797    $892,122    $792,518    $786,938
Portfolio turnover rate ..................            2.25%          10.99%         3.65%       8.11%      11.50%       8.95%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 167

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                             SIX MONTHS ENDED                      YEAR ENDED FEBRUARY 28,
                                              AUGUST 31, 2008   ------------------------------------------------------------
CLASS B                                         (UNAUDITED)       2008(a)        2007         2006        2005       2004(a)
-------                                      ----------------   ----------    ----------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period .....        $ 11.52         $ 12.28       $ 12.22      $ 12.24     $ 12.29     $ 12.09
                                                  -------         -------       -------      -------     -------     -------
Income from investment operations(b):
   Net investment income(c)...............           0.22            0.44          0.45         0.46        0.47        0.48
   Net realized and unrealized gains
      (losses) ...........................           0.36           (0.76)         0.06        (0.02)      (0.05)       0.19
                                                  -------         -------       -------      -------     -------     -------
Total from investment operations .........           0.58           (0.32)         0.51         0.44        0.42        0.67
                                                  -------         -------       -------      -------     -------     -------
Less distributions from net investment
   income ................................          (0.22)          (0.44)        (0.45)       (0.46)      (0.47)      (0.47)
                                                  -------         -------       -------      -------     -------     -------
Redemption fees ..........................             --(d)           --(d)         --(d)        --(d)       --(d)       --
                                                  -------         -------       -------      -------     -------     -------
Net asset value, end of period ...........        $ 11.88         $ 11.52       $ 12.28      $ 12.22     $ 12.24     $ 12.29
                                                  =======         =======       =======      =======     =======     =======
Total return(e)...........................           5.02%          (2.73)%        4.28%        3.66%       3.55%       5.67%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .................................           1.17%           1.19%         1.19%        1.20%       1.20%       1.20%
Net investment income ....................           3.65%           3.62%         3.68%        3.73%       3.92%       4.86%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........        $57,710         $60,396       $72,203      $78,327     $83,208     $80,303
Portfolio turnover rate ..................           2.25%          10.99%         3.65%        8.11%      11.50%       8.95%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             168 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                             SIX MONTHS ENDED                      YEAR ENDED FEBRUARY 28,
                                              AUGUST 31, 2008   ------------------------------------------------------------
CLASS C                                         (UNAUDITED)       2008(a)        2007         2006        2005       2004(a)
-------                                      ----------------   ----------    ----------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period......       $  11.55        $  12.31      $  12.24     $  12.27    $  12.32    $  12.11
                                                 --------        --------      --------     --------    --------    --------
Income from investment operations(b):
   Net investment income(c)...............           0.22            0.44          0.45         0.46        0.48        0.48
   Net realized and unrealized gains
      (losses)............................           0.36           (0.76)         0.07        (0.03)      (0.06)       0.20
                                                 --------        --------      --------     --------    --------    --------
Total from investment operations..........           0.58           (0.32)         0.52         0.43        0.42        0.68
                                                 --------        --------      --------     --------    --------    --------
Less distributions from net investment
   income.................................          (0.22)          (0.44)        (0.45)       (0.46)      (0.47)      (0.47)
                                                 --------        --------      --------     --------    --------    --------
Redemption fees                                        --(d)           --(d)         --(d)        --(d)       --(d)       --
                                                 --------        --------      --------     --------    --------    --------
Net asset value, end of period............       $  11.91        $  11.55      $  12.31     $  12.24    $  12.27    $  12.32
                                                 ========        ========      ========     ========    ========    ========
Total return(e)...........................           5.00%          (2.73)%        4.35%        3.57%       3.53%       5.72%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses..................................           1.17%           1.19%         1.19%        1.20%       1.20%       1.22%
Net investment income.....................           3.65%           3.62%         3.68%        3.73%       3.92%       4.88%
SUPPLEMENTAL DATA
Net assets, end of period (000's).........       $210,152        $166,918      $158,706     $139,401    $117,356    $111,847
Portfolio turnover rate...................           2.25%          10.99%         3.65%        8.11%      11.50%       8.95%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 169

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                         PERIOD ENDED
                                                      AUGUST 31, 2008(a)
                                                          (UNAUDITED)
                                                      ------------------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............         $ 11.78
                                                            -------
Income from investment operations(b):
   Net investment income(c) .......................            0.09
   Net realized and unrealized gains (losses) .....            0.02
                                                            -------
Total from investment operations ..................            0.11
                                                            -------
Less distributions from net investment income .....           (0.08)
                                                            -------
Redemption fees ...................................              --(d)
                                                            -------
Net asset value, end of period ....................         $ 11.81
                                                            =======
Total return(e) ...................................            0.96%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ..........................................            0.52%
Net investment income .............................            4.30%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .................         $   704
Portfolio turnover rate ...........................            2.25%

(a)  For the period July 1, 2008 (effective date) to August 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             170 | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

                                                                                                     PRINCIPAL
       FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS 98.3%
       DELAWARE 1.0%
       Delaware River and Bay Authority Revenue,
          MBIA Insured, 5.00%, 1/01/27 ........................................................   $    10,000,000   $    10,099,900
          Series A, AMBAC Insured, Pre-Refunded, 5.75%, 1/01/29 ...............................         4,000,000         4,237,280
                                                                                                                    ---------------
                                                                                                                         14,337,180
                                                                                                                    ---------------
       NEW JERSEY 69.1%
       Atlantic County Improvement Authority Luxury Tax Revenue, Convention Center Project,
          MBIA Insured, ETM, 7.40%, 7/01/16 ...................................................         9,500,000        11,382,710
       Bergen County Improvement Authority School District Revenue GO, Wyckoff Township Board
          of Education Project, 5.00%, 4/01/32 ................................................         3,400,000         3,478,234
       Bergen County Utilities Authority Water PCR, System, AMBAC Insured, 5.00%, 12/15/31 ....         3,000,000         3,052,890
       Berhards Township School District GO, MBIA Insured, 5.00%, 7/15/30 .....................        10,038,000        11,013,413
       Berkeley Township Board of Education GO, FSA Insured, 4.75%, 8/01/22 ...................         1,975,000         2,007,074
       Branchburg Township Board of Education GO, FGIC Insured, Pre-Refunded, 5.00%,
          7/15/27 .............................................................................         1,300,000         1,387,763
          7/15/28 .............................................................................         1,365,000         1,457,151
          7/15/29 .............................................................................         1,440,000         1,537,214
       Cape May County Industrial Pollution Control Financing Authority Revenue, Atlantic City
          Electric Co., Refunding, Series A, MBIA Insured, 6.80%, 3/01/21 .....................         5,400,000         6,484,968
       Carteret Board of Education COP, MBIA Insured, Pre-Refunded, 5.75%, 1/15/30 ............         1,155,000         1,225,166
       Egg Harbor Township School District GO,
          FGIC Insured, Pre-Refunded, 5.125%, 7/15/24 .........................................         4,870,000         5,281,953
          MBIA Insured, Pre-Refunded, 5.00%, 4/01/29 ..........................................         3,195,000         3,547,504
          MBIA Insured, Pre-Refunded, 5.00%, 4/01/30 ..........................................         3,027,000         3,360,969
       Freehold Township Board of Education GO, MBIA Insured, Pre-Refunded, 5.00%, 2/15/30 ....         1,500,000         1,597,665
       Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue, Waste
          Management Inc. Project, Mandatory Put 12/01/09, Refunding,
          Series A, 6.85%, 12/01/29 ...........................................................         1,375,000         1,410,118
          Series B, 7.00%, 12/01/29 ...........................................................         1,250,000         1,284,163
       Hammonton School District GO, FGIC Insured, Pre-Refunded, 5.00%,
          8/01/26 .............................................................................         1,155,000         1,249,964
          8/01/27 .............................................................................         1,215,000         1,314,897
       Higher Education Student Assistance Authority Student Loan Revenue, Series A,
          MBIA Insured, 6.15%, 6/01/19 ........................................................         1,150,000         1,152,450
       Hoboken GO, Parking Utility, Series A, FGIC Insured, 5.00%, 1/01/23 ....................         4,315,000         4,346,370
       Hoboken Parking Authority Parking Revenue, AMBAC Insured, Pre-Refunded, 5.30%,
          5/01/27 .............................................................................         3,600,000         3,949,524
       Hudson County Improvement Authority Lease Revenue, County Secured, County Services
          Building Project, FSA Insured, 5.00%, 4/01/32 .......................................         3,895,000         3,993,115
       Hudson County Improvement Authority Solid Waste Systems Revenue, Koppers Site Project,
          Series A, 6.125%, 1/01/29 ...........................................................         6,510,000         5,955,608
       Jackson Township School District GO, FGIC Insured, Pre-Refunded, 5.00%, 4/15/25 ........         3,000,000         3,246,750
       Jersey City GO, Series A, FSA Insured, Pre-Refunded, 5.625%, 3/01/20 ...................         1,000,000         1,064,400
       Lafayette Yard Community Development Corp. Revenue, Hotel/Conference Center Project,
          Trenton Guaranteed, MBIA Insured, Pre-Refunded,
          6.00%, 4/01/29 ......................................................................         1,750,000         1,876,630
          5.80%, 4/01/35 ......................................................................         2,520,000         2,694,560


                             Semiannual Report | 171

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       NEW JERSEY (CONTINUED)
       Middlesex County COP, MBIA Insured,
          5.00%, 8/01/31 ......................................................................   $     3,250,000   $     3,273,433
          zero cpn., 6/15/24 ..................................................................         1,000,000           458,710
       Middlesex County Improvement Authority Revenue, Administration Building Residential
          Project, FNMA Insured,
          5.25%, 7/01/21 ......................................................................           750,000           754,433
          5.35%, 7/01/34 ......................................................................         1,575,000         1,504,897
       Monroe Township Municipal Utilities Authority Middlesex County Revenue, FGIC Insured,
          Pre-Refunded, 5.00%, 2/01/26 ........................................................         1,000,000         1,064,100
       Morristown Parking Authority Parking Revenue, MBIA Insured, 5.00%,
          8/01/30 .............................................................................         1,815,000         1,847,561
          8/01/33 .............................................................................         2,630,000         2,652,460
       Mount Olive Township Board of Education GO, MBIA Insured, Pre-Refunded, 5.00%,
          7/15/29 .............................................................................         7,875,000         8,715,814
       New Jersey EDA Lease Revenue, International Center for Public Health Project, University
          of Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ............................         5,000,000         5,236,750
       New Jersey EDA Revenue,
          Cigarette Tax, 5.50%, 6/15/24 .......................................................         5,000,000         4,771,250
          Cigarette Tax, 5.75%, 6/15/34 .......................................................         5,000,000         4,645,150
          Hillcrest Health Services System Project, Refunding, AMBAC Insured, 5.375%,
             1/01/16 ..........................................................................         2,500,000         2,551,100
          Jewish Community Housing Corp. Metropolitan Project, 5.90%, 12/01/31 ................         5,110,000         5,215,726
          Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/27 .............         5,000,000         5,024,750
          Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 .............        12,500,000        12,483,125
          Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 .............        10,000,000         9,927,600
          Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28 ...................        21,740,000        21,978,053
          School Facilities Construction, Refunding, Series K, FGIC Insured, 5.25%, 12/15/21 ..        10,000,000        10,815,900
          School Facilities Construction, Series A, AMBAC Insured, Pre-Refunded, 5.00%,
             6/15/21 ..........................................................................        10,000,000        10,697,700
          School Facilities Construction, Series C, MBIA Insured, 4.75%, 6/15/25 ..............        16,500,000        16,544,220
          School Facilities Construction, Series L, FSA Insured, 5.00%, 3/01/30 ...............        10,500,000        10,709,790
          School Facilities Construction, Series O, 5.125%, 3/01/28 ...........................         5,000,000         5,137,400
          School Facilities Construction, Series P, 5.00%, 9/01/30 ............................         5,250,000         5,271,472
          School Facilities Construction, Series P, MBIA Insured, 5.00%, 9/01/30 ..............         5,480,000         5,547,678
          School Facilities Construction, Series U, AMBAC Insured, 5.00%, 9/01/37 .............         5,000,000         5,065,100
          School Facilities Construction, Series Y, 5.00%, 9/01/33 ............................         6,000,000         6,028,080
          Series U, 5.00%, 9/01/37 ............................................................         5,000,000         5,021,550
          Series U, FSA Insured, 5.00%, 9/01/32 ...............................................         2,000,000         2,043,580
          Transportation Project Sub Lease, Series A, FSA Insured, Pre-Refunded, 5.25%,
             5/01/17 ..........................................................................         5,000,000         5,119,600
          Transportation Project Sub Lease, Series A, FSA Insured, Pre-Refunded, 5.00%,
             5/01/18 ..........................................................................         2,000,000         2,044,580
       New Jersey EDA State Lease Revenue, Liberty State Park Lease Rental, Refunding,
          AMBAC Insured, 5.75%, 3/15/20 .......................................................         4,605,000         4,617,526
       New Jersey EDA Water Facilities Revenue, Hackensack Water Co. Project, Refunding, Series
          A, MBIA Insured, 5.80%, 3/01/24 .....................................................         1,000,000         1,031,750


                             172 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       NEW JERSEY (CONTINUED)
       New Jersey Health Care Facilities Financing Authority Revenue,
          Atlantic City Medical Center, Pre-Refunded, 5.75%, 7/01/25 ..........................   $     2,170,000   $     2,398,913
          Atlantic City Medical Center, Refunding, 5.75%, 7/01/25 .............................         2,830,000         2,906,806
          Atlantic Health System Hospital Corp., Series A, 5.00%, 7/01/27 .....................         8,000,000         7,780,720
          Atlanticare Regional Medical Center, 5.00%, 7/01/25 .................................         4,605,000         4,517,413
          Atlanticare Regional Medical Center, Refunding, 5.00%, 7/01/37 ......................        19,490,000        17,836,273
          Burdette Tomlin Memorial Hospital, 5.50%, 7/01/29 ...................................         5,725,000         5,734,332
          Cathedral Health Services, Refunding, MBIA Insured, 5.25%, 8/01/21 ..................         5,000,000         5,100,000
          Englewood Hospital, MBIA Insured, 5.00%, 8/01/31 ....................................         9,275,000         9,330,093
          Franciscan St. Mary's Hospital, ETM, 5.875%, 7/01/12 ................................         1,980,000         2,110,027
          Hackensack University Medical Center, 6.00%, 1/01/34 ................................        10,000,000        10,146,000
          Hackensack University Medical Center, Refunding, Assured Guaranty, 5.25%, 1/01/31 ...         5,000,000         5,193,900
          Hackensack University Medical Center, Refunding, Assured Guaranty, 5.25%, 1/01/36 ...         5,000,000         5,129,400
          Holy Name Hospital, 5.00%, 7/01/36 ..................................................         5,000,000         4,279,200
          Hunterdon Medical Center, Series A, 5.125%, 7/01/35 .................................         2,000,000         1,876,660
          Jersey City Medical Center, AMBAC Insured, 5.00%, 8/01/31 ...........................         7,000,000         7,078,890
          JFK Medical Center/Hartwyck, Refunding, MBIA Insured, 5.00%, 7/01/25 ................         7,855,000         7,855,785
          Meridian Health System, Obligated Group Issue, Tranche II, Assured Guaranty, 5.00%,
             7/01/38 ..........................................................................        10,000,000         9,877,100
          Meridian Health System Obligated Group, FSA Insured, 5.375%, 7/01/24 ................         6,500,000         6,619,470
          Meridian Health System Obligated Group, FSA Insured, 5.25%, 7/01/29 .................        20,000,000        20,248,200
          Meridian Health System Obligated Group, Series I, Assured Guaranty, 5.00%, 7/01/38 ..        10,000,000         9,877,100
          Robert Wood Johnson University Hospital, 5.75%, 7/01/25 .............................         5,000,000         5,118,550
          Somerset Medical Center, 5.75%, 7/01/28 .............................................        11,000,000         9,883,610
          South Jersey Hospital, 5.00%, 7/01/36 ...............................................        10,000,000         9,224,300
          South Jersey Hospital, 5.00%, 7/01/46 ...............................................        27,200,000        24,487,888
          South Jersey Hospital, Pre-Refunded, 5.875%, 7/01/21 ................................        10,000,000        11,119,100
          South Jersey Hospital, Pre-Refunded, 6.00%, 7/01/32 .................................        18,600,000        20,765,412
          Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27 .........................         2,000,000         2,013,460
          St. Barnabas Health Care System, Series A, 5.00%, 7/01/29 ...........................        12,000,000        10,887,480
          St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 5.75%,
             7/01/16 ..........................................................................         1,000,000         1,000,000
          St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 6.00%,
             7/01/26 ..........................................................................         1,000,000         1,000,000
          St. Mary's Hospital Passaic, Series 1, 5.00%, 3/01/26 ...............................         3,355,000         3,188,626
          St. Mary's Hospital Passaic, Series 1, 5.00%, 3/01/27 ...............................         3,345,000         3,132,425
          St. Peter's University Hospital, Refunding, Series A, 6.875%, 7/01/30 ...............         1,500,000         1,521,420
          State Contract Hospital Asset Transitions Program, Series A, 5.25%, 10/01/38 ........        15,000,000        14,754,150
       New Jersey State Educational Facilities Authority Revenue,
          Capital Improvement Funding Project, Series A, FSA Insured, Pre-Refunded, 5.00%,
             9/01/20 ..........................................................................         8,000,000         8,461,440
          College of New Jersey, Refunding, Series D, FSA Insured, 5.00%, 7/01/28 .............         5,940,000         6,111,547
          College of New Jersey, Refunding, Series D, FSA Insured, 5.00%, 7/01/35 .............        11,000,000        11,084,260
          FGIC Insured, Pre-Refunded, 5.50%, 7/01/30 ..........................................         6,615,000         7,017,853
          Kean University, Series B, MBIA Insured, Pre-Refunded, 5.00%, 7/01/30 ...............         5,240,000         5,826,775
          Kean University, Series D, FGIC Insured, 5.00%, 7/01/39 .............................        15,395,000        15,179,470
          Kean University, Series D, FGIC Insured, Pre-Refunded, 5.00%, 7/01/33 ...............        10,000,000        10,910,600


                             Semiannual Report | 173

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       NEW JERSEY (CONTINUED)
       New Jersey State Educational Facilities Authority Revenue, (continued)
          Montclair State University, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/31 ......   $    16,000,000   $    16,174,400
          Montclair State University, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/36 ......        20,000,000        20,062,800
          Montclair State University, Series F, FGIC Insured, Pre-Refunded, 5.00%, 7/01/31 ....         5,000,000         5,347,200
          Princeton University, Refunding, Series A, 5.00%, 7/01/30 ...........................         5,000,000         5,136,350
          Princeton University, Refunding, Series E, 5.00%, 7/01/33 ...........................         5,000,000         5,114,250
          Princeton University, Series D, Pre-Refunded, 5.00%, 7/01/29 ........................         1,000,000         1,106,120
          Ramapo College of New Jersey, Series D, AMBAC Insured, Pre-Refunded, 5.00%,
             7/01/25 ..........................................................................         1,000,000         1,070,860
          Ramapo College of New Jersey, Series D, AMBAC Insured, Pre-Refunded, 5.00%,
             7/01/31 ..........................................................................         1,500,000         1,606,290
          Ramapo College of New Jersey, Series D, MBIA Insured, Pre-Refunded, 5.00%,
             7/01/36 ..........................................................................         6,745,000         7,500,305
          Ramapo College of New Jersey, Series E, FGIC Insured, Pre-Refunded, 5.00%, 7/01/34 ..         2,000,000         2,195,420
          Refunding, Series D, 5.00%, 7/01/27 .................................................         1,325,000         1,244,864
          Refunding, Series D, 5.00%, 7/01/33 .................................................         1,000,000           901,550
          Richard Stockton College, Refunding, Series A, 5.375%, 7/01/38 ......................         5,000,000         5,001,500
          Richard Stockton College, Refunding, Series F, AMBAC Insured, 5.00%, 7/01/28 ........         2,370,000         2,426,240
          Rowan University, Refunding, Series C, FGIC Insured, 5.00%, 7/01/31 .................         1,505,000         1,508,522
          Rowan University, Refunding, Series D, AMBAC Insured, 5.00%, 7/01/24 ................         1,755,000         1,809,089
          Rowan University, Series C, FGIC Insured, Pre-Refunded, 5.00%, 7/01/31 ..............           495,000           533,996
          Rowan University, Series K, FGIC Insured, Pre-Refunded, 5.00%, 7/01/27 ..............         1,000,000         1,084,150
          Seton Hall University Project, Series G, AMBAC Insured, 5.00%, 7/01/26 ..............         1,870,000         1,898,892
          Stevens Institute of Technology, Refunding, Series A, 5.00%, 7/01/34 ................         4,750,000         4,186,460
          Stevens Institute of Technology, Refunding, Series I, 5.00%, 7/01/18 ................           590,000           591,387
          Stevens Institute of Technology, Refunding, Series I, 5.00%, 7/01/28 ................           865,000           781,329
          Stevens Institute of Technology, Series I, ETM, 5.00%, 7/01/18 ......................           510,000           519,879
          Stevens Institute of Technology, Series I, ETM, 5.00%, 7/01/28 ......................           710,000           718,343
          University of Medical Dentistry, Series C, AMBAC Insured, 5.125%, 12/01/29 ..........         2,700,000         2,712,501
          William Paterson University, Series C, Assured Guaranty, 5.00%, 7/01/38 .............         5,500,000         5,554,945
       New Jersey State Higher Education Assistance Authority Student Loan Revenue, Series A,
          Assured Guaranty, 6.125%, 6/01/30 ...................................................        10,000,000         9,981,000
       New Jersey State Highway Authority Garden State Parkway General Revenue, ETM, 6.20%,
          1/01/10 .............................................................................         3,665,000         3,781,327
       New Jersey State Housing and Mortgage Finance Agency MFHR,
          Series A1, FSA Insured, 6.35%, 11/01/31 .............................................         2,000,000         2,017,200
          Series B, FSA Insured, 6.25%, 11/01/26 ..............................................           970,000           982,018
          Series D, FSA Insured, 5.50%, 5/01/22 ...............................................           785,000           785,196
          Series E1, FSA Insured, 5.70%, 5/01/20 ..............................................         2,595,000         2,624,894
          Series E1, FSA Insured, 5.75%, 5/01/25 ..............................................         1,165,000         1,177,780
          Series I, 5.75%, 11/01/38 ...........................................................         4,030,000         4,051,883
       New Jersey State Housing and Mortgage Finance Agency Revenue, Home Buyer,
          Series CC, MBIA Insured, 5.875%, 10/01/31 ...........................................         1,025,000         1,032,093
          Series U, MBIA Insured, 5.85%, 4/01/29 ..............................................         3,105,000         3,109,937
       New Jersey State Transportation Corp. COP, Federal Transportation Administration Grants,
          Series A, AMBAC Insured, Pre-Refunded, 6.125%, 9/15/15 ..............................         2,000,000         2,082,260


                             174 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       NEW JERSEY (CONTINUED)
       New Jersey State Transportation Trust Fund Authority Revenue,
          Capital Appreciation, Transportation System, Series C, FSA Insured, zero cpn.,
             12/15/33 .........................................................................   $    10,000,000   $     2,587,300
          Transportation System, Series A, AMBAC Insured, 5.00%, 12/15/34 .....................        10,000,000        10,021,300
          Transportation System, Series B, MBIA Insured, Pre-Refunded, 5.00%, 12/15/21 ........        10,000,000        10,802,000
          Transportation System, Series D, FSA Insured, 5.00%, 6/15/20 ........................         5,000,000         5,245,600
       New Jersey State Turnpike Authority Turnpike Revenue,
          Growth and Income Securities, Series B, AMBAC Insured, zero cpn. to 1/01/15,
             5.15% thereafter, 1/01/35 ........................................................         7,500,000         5,259,150
          Series A, AMBAC Insured, 5.00%, 1/01/30 .............................................        13,500,000        13,544,955
          Series A, FGIC Insured, 5.00%, 1/01/27 ..............................................         6,500,000         6,527,170
          Series A, MBIA Insured, Pre-Refunded, 5.60%, 1/01/22 ................................         7,500,000         7,857,150
          Series A, MBIA Insured, Pre-Refunded, 5.50%, 1/01/25 ................................        16,300,000        17,055,016
          Series C, FSA Insured, 5.00%, 1/01/35 ...............................................        22,675,000        22,979,979
       Newark Housing Authority Port Authority Revenue, Newark Marine Terminal, MBIA Insured,
          Pre-Refunded,
          5.00%, 1/01/26 ......................................................................         3,245,000         3,570,474
          5.50%, 1/01/27 ......................................................................         3,240,000         3,644,255
          5.50%, 1/01/28 ......................................................................         2,000,000         2,249,540
          5.00%, 1/01/34 ......................................................................        29,155,000        32,079,246
          5.00%, 1/01/37 ......................................................................         3,965,000         4,362,689
       North Hudson Sewer Authority New Jersey Sewer Revenue, Series C, MBIA Insured, 5.00%,
          8/01/22 .............................................................................         1,000,000         1,022,470
          8/01/31 .............................................................................         1,000,000         1,012,090
       Ocean County Board of Education GO, Cape May, FGIC Insured, Pre-Refunded, 5.00%,
          4/01/21 .............................................................................         2,155,000         2,302,424
          4/01/22 .............................................................................         2,142,000         2,288,534
       Passaic County Improvement Authority Parking Facilities Revenue, Paterson Parking Deck
          Project, Series A, FSA Insured, 5.00%, 4/15/35 ......................................         1,375,000         1,387,251
       Passaic Valley Sewer Commissioners GO, Sewer System, Refunding, Series E, AMBAC Insured,
          5.75%, 12/01/22 .....................................................................         8,925,000         9,236,393
       Rutgers State University COP, AMBAC Insured, 5.00%, 1/01/34 ............................         1,000,000         1,009,700
       Salem County Improvement Authority Revenue, City Guaranteed, Finlaw State Office
          Building, FSA Insured, 5.25%,
          8/15/32 .............................................................................         1,400,000         1,446,382
          8/15/38 .............................................................................         1,625,000         1,669,314
       South Jersey Transportation Authority Transportation System Revenue, AMBAC Insured,
          5.00%, 11/01/29 .....................................................................        12,000,000        12,054,840
       Tobacco Settlement FICO Revenue, Asset-Backed, Pre-Refunded, 6.00%, 6/01/37 ............        13,000,000        14,506,570
       Trenton GO, FSA Insured, 5.00%, 7/15/23 ................................................         5,015,000         5,290,123
       Union County Utilities Authority Solid Waste Revenue, Sub Lease, Ogden Martin,
          Refunding, Series A, AMBAC Insured, 5.35%, 6/01/23 ..................................         2,345,000         2,349,033
       University of Medicine and Dentistry COP,
          AMBAC Insured, 5.00%, 4/15/32 .......................................................         4,625,000         4,536,755
          MBIA Insured, 5.00%, 6/15/29 ........................................................         2,090,000         2,091,923
          MBIA Insured, 5.00%, 6/15/36 ........................................................        18,000,000        17,344,620
          Series A, MBIA Insured, 5.00%, 9/01/22 ..............................................         1,700,000         1,730,787


                             Semiannual Report | 175

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       NEW JERSEY (CONTINUED)
       University of Medicine and Dentistry Revenue, Series A, AMBAC Insured, 5.00%,
          12/01/24 ............................................................................   $     2,500,000   $     2,532,200
          12/01/31 ............................................................................        29,395,000        28,955,839
       Upper Freehold Regional School District GO, MBIA Insured, Pre-Refunded, 5.00%,
          2/15/35 .............................................................................         8,730,000         9,666,904
       West Orange County Board of Education COP, MBIA Insured, Pre-Refunded, 5.625%,
          10/01/29 ............................................................................         2,000,000         2,099,120
       Woodbridge Township GO, FGIC Insured, 5.00%, 7/15/24 ...................................         1,220,000         1,243,375
                                                                                                                    ---------------
                                                                                                                      1,008,714,410
                                                                                                                    ---------------
       NEW YORK 6.7%
       Port Authority of New York and New Jersey Revenue, Consolidated,
          One Hundred Forty-Eighth Series, FSA Insured, 5.00%, 8/15/34 ........................        10,000,000        10,180,200
          One Hundred Forty-Eighth Series, FSA Insured, 5.00%, 8/15/37 ........................         5,000,000         5,079,200
          One Hundred Forty-Fourth Series, 5.00%, 10/01/29 ....................................        20,000,000        20,520,200
          One Hundred Forty-Ninth Series, 5.00%, 11/15/31 .....................................        20,000,000        20,427,600
          One Hundred Twenty-Fifth Series, FSA Insured, 5.00%, 4/15/32 ........................        23,950,000        24,358,827
          Refunding, One Hundred Forty-Second Series, 5.00%, 7/15/30 ..........................         5,940,000         6,064,324
          Refunding, One Hundred Thirty-Fifth Series, XLCA Insured, 5.00%, 9/15/29 ............         3,900,000         3,985,839
       Port Authority of New York and New Jersey Special Obligation Revenue, John F. Kennedy
          International Air Terminal, MBIA Insured, 5.75%, 12/01/22 ...........................         8,000,000         8,149,200
                                                                                                                    ---------------
                                                                                                                         98,765,390
                                                                                                                    ---------------
       PENNSYLVANIA 1.6%
       Delaware River Joint Toll Bridge Commission Bridge Revenue, Series A, MBIA Insured,
          5.00%, 7/01/35 ......................................................................         5,000,000         5,042,250
       Delaware River Port Authority Pennsylvania and New Jersey Revenue, FSA Insured, 5.75%,
          1/01/22 .............................................................................         8,500,000         8,787,555
          1/01/26 .............................................................................        10,000,000        10,325,100
                                                                                                                    ---------------
                                                                                                                         24,154,905
                                                                                                                    ---------------
       U.S. TERRITORIES 19.9%
       PUERTO RICO 19.1%
       Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
          6.00%, 7/01/44 ......................................................................         4,100,000         4,256,784
       Puerto Rico Commonwealth GO, Public Improvement,
          FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ..........................................        13,655,000        14,707,664
          Refunding, FSA Insured, 5.125%, 7/01/30 .............................................         8,350,000         8,407,197
          Series A, 5.00%, 7/01/29 ............................................................        10,000,000         9,550,800
          Series A, Pre-Refunded, 5.00%, 7/01/27 ..............................................        11,555,000        12,593,332
          Series B, 5.00%, 7/01/35 ............................................................         1,825,000         1,695,243
          Series B, Pre-Refunded, 5.00%, 7/01/35 ..............................................         3,175,000         3,565,366
       Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
          Refunding, Series CC, FSA Insured, 5.25%, 7/01/34 ...................................         5,000,000         5,128,400
       Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
          Refunding, Series N, MBIA Insured, 5.25%, 7/01/32 ...................................        10,000,000         9,825,800
          Series B, Pre-Refunded, 6.00%, 7/01/39 ..............................................        10,000,000        10,756,800


                             176 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       U.S. TERRITORIES (CONTINUED)
       PUERTO RICO (CONTINUED)
       Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
          (continued)
          Series D, Pre-Refunded, 5.375%, 7/01/36 .............................................   $     5,000,000   $     5,441,000
          Series D, Pre-Refunded, 5.25%, 7/01/38 ..............................................         5,000,000         5,418,550
       Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation,
          Series A, ETM, 5.50%, 10/01/32 ......................................................         1,000,000         1,044,260
       Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, 5.00%,
          7/01/37 .............................................................................         8,000,000         7,692,480
       Puerto Rico Electric Power Authority Power Revenue,
          Series II, Pre-Refunded, 5.25%, 7/01/31 .............................................        18,000,000        19,909,260
          Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35 ...............................        46,440,000        51,949,642
          Series TT, 5.00%, 7/01/32 ...........................................................        22,000,000        21,313,600
          Series TT, 5.00%, 7/01/37 ...........................................................        17,925,000        17,032,156
          Series WW, 5.50%, 7/01/38 ...........................................................        16,620,000        16,807,141
       Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Revenue, University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 ..............         1,000,000           972,220
       Puerto Rico PBA Guaranteed Revenue, Government Facilities,
          Refunding, Series D, 5.375%, 7/01/33 ................................................         6,830,000         6,837,650
          Refunding, Series N, 5.00%, 7/01/32 .................................................        20,000,000        18,371,400
          Series D, Pre-Refunded, 5.375%, 7/01/33 .............................................        18,170,000        19,703,911
       Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series A,
          MBIA Insured, Pre-Refunded, 5.00%, 8/01/29 ..........................................         5,000,000         5,320,900
                                                                                                                    ---------------
                                                                                                                        278,301,556
                                                                                                                    ---------------
       VIRGIN ISLANDS 0.8%
       Virgin Islands PFAR,
          Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 .....................         5,000,000         4,773,000
          senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/15 ..................         2,500,000         2,525,825
          senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ..................         3,045,000         3,057,271
          senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 ..................         2,000,000         1,982,520
                                                                                                                    ---------------
                                                                                                                         12,338,616
                                                                                                                    ---------------
       TOTAL U.S. TERRITORIES .................................................................                         290,640,172
                                                                                                                    ---------------
       TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
          (COST $ 1,414,474,483) ..............................................................                       1,436,612,057
                                                                                                                    ---------------
       SHORT TERM INVESTMENTS 0.6%
       MUNICIPAL BONDS 0.6%
       NEW JERSEY 0.0%(a)
   (b) New Jersey Sports and Exposition Revenue, Series C, MBIA Insured, Weekly VRDN and
          Put, 6.25%, 9/01/24 .................................................................           200,000           200,000
                                                                                                                    ---------------
       NEW YORK 0.1%
   (b) Port Authority of New York and New Jersey Special Obligation Revenue, Versatile
          Structure, Series 2, Daily VRDN and Put, 2.14%, 5/01/19 .............................           800,000           800,000
                                                                                                                    ---------------


                             Semiannual Report | 177

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       SHORT TERM INVESTMENTS (CONTINUED)
       MUNICIPAL BONDS (CONTINUED)
       U.S. TERRITORIES 0.5%
       PUERTO RICO 0.5%
   (b) Puerto Rico Commonwealth GO,
          Public Improvement, Refunding, Series A-3, FSA Insured, Daily VRDN and Put, 2.30%,
             7/01/29 ..........................................................................   $       600,000   $       600,000
          Public Improvement, Refunding, Series A-4, FSA Insured, Daily VRDN and Put, 2.30%,
             7/01/31 ..........................................................................           200,000           200,000
          Public Improvement, Refunding, Series C-4, FSA Insured, Weekly VRDN and Put, 2.10%,
             7/01/18 ..........................................................................           400,000           400,000
          Refunding, Series B-1, FSA Insured, Weekly VRDN and Put, 2.10%, 7/01/21 ............           100,000           100,000
   (b) Puerto Rico PBA Guaranteed Revenue, Governmen t Facilities, Refunding, Series M-3,
          MBIA Insured, Weekly VRDN and Put, 10.00%, 7/01/28 ..................................         5,900,000         5,900,000
                                                                                                                    ---------------
                                                                                                                          7,200,000
                                                                                                                    ---------------
       TOTAL SHORT TERM INVESTMENTS (COST $8,200,000) .........................................                           8,200,000
                                                                                                                    ---------------
       TOTAL INVESTMENTS (COST $1,422,674,483) 98.9% ..........................................                       1,444,812,057
       OTHER ASSETS, LESS LIABILITIES 1.1% ....................................................                          15,418,889
                                                                                                                    ---------------
       NET ASSETS 100.0% ......................................................................                     $ 1,460,230,946
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 198.

(a)  Rounds to less than 0.1% of net assets.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             178 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN OREGON TAX-FREE INCOME FUND

                                                  SIX MONTHS ENDED                    YEAR ENDED FEBRUARY 28,
                                                   AUGUST 31, 2008   --------------------------------------------------------
CLASS A                                              (UNAUDITED)      2008(a)      2007        2006        2005       2004(a)
-------                                           ----------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period...........       $  11.25       $  11.93    $  11.89    $  11.90    $  11.95    $  11.69
                                                      --------       --------    --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c)....................           0.24           0.49        0.48        0.50        0.52        0.54
   Net realized and unrealized gains
      (losses).................................           0.36          (0.69)       0.04          --(d)    (0.04)       0.24
                                                      --------       --------    --------    --------    --------    --------
Total from investment operations...............           0.60          (0.20)       0.52        0.50        0.48        0.78
                                                      --------       --------    --------    --------    --------    --------
Less distributions from net investment income..          (0.24)         (0.48)      (0.48)      (0.51)      (0.53)      (0.52)
                                                      --------       --------    --------    --------    --------    --------
Redemption fees                                             --(d)          --(d)       --(d)      --(d)        --(d)       --
                                                      --------       --------    --------    --------    --------    --------
Net asset value, end of period.................       $  11.61       $  11.25    $  11.93    $  11.89    $  11.90    $  11.95
                                                      ========       ========    ========    ========    ========    ========
Total return(e)................................           5.39%         (1.74)%      4.53%       4.28%       4.15%       6.87%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses.......................................           0.63%          0.64%       0.65%       0.66%       0.65%       0.65%
Net investment income..........................           4.18%          4.17%       4.19%       4.20%       4.40%       4.62%
SUPPLEMENTAL DATA
Net assets, end of period (000's)..............       $801,369       $719,647    $686,892    $625,326    $570,324    $554,871
Portfolio turnover rate........................           1.47%          5.30%       4.86%       4.96%      10.45%       4.82%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 179

Franklin Tax-Free Trust

FRANKLIN OREGON TAX-FREE INCOME FUND

                                                  SIX MONTHS ENDED                   YEAR ENDED FEBRUARY 28,
                                                   AUGUST 31, 2008   ---------------------------------------------------
CLASS C                                              (UNAUDITED)     2008(a)      2007       2006       2005     2004(a)
-------                                           ----------------   -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period...........       $  11.36       $ 12.05    $ 12.00    $ 12.01    $ 12.06    $ 11.79
                                                      --------       -------    -------    -------    -------    -------
Income from investment operations(b):
   Net investment income(c)....................           0.21          0.43       0.43       0.44       0.46       0.48
   Net realized and unrealized gains
      (losses).................................           0.37         (0.70)      0.04      (0.01)     (0.05)      0.25
                                                      --------       -------    -------    -------    -------    -------
Total from investment operations...............           0.58         (0.27)      0.47       0.43       0.41       0.73
                                                      --------       -------    -------    -------    -------    -------
Less distributions from net investment income..          (0.21)        (0.42)     (0.42)     (0.44)     (0.46)     (0.46)
                                                      --------       -------    -------    -------    -------    -------
Redemption fees                                             --(d)         --(d)      --(d)      --(d)      --(d)      --
                                                      --------       -------    -------    -------    -------    -------
Net asset value, end of period.................       $  11.73       $ 11.36    $ 12.05    $ 12.00    $ 12.01    $ 12.06
                                                      ========       =======    =======    =======    =======    =======
Total return(e)................................           5.13%        (2.34)%     3.99%      3.66%      3.55%      6.30%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses.......................................           1.18%         1.19%      1.20%      1.21%      1.20%      1.22%
Net investment income..........................           3.63%         3.62%      3.64%      3.65%      3.85%      4.05%
SUPPLEMENTAL DATA
Net assets, end of period (000's)..............       $116,540       $96,802    $91,743    $84,268    $75,266    $80,108
Portfolio turnover rate........................           1.47%         5.30%      4.86%      4.96%     10.45%      4.82%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             180 | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

                                                                                                     PRINCIPAL
       FRANKLIN OREGON TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS 95.9%
       OREGON 78.1%
       Albany Water Revenue, Refunding, FGIC Insured, 5.00%, 8/01/33 ..........................   $     5,990,000   $     5,864,390
       Beaverton School District GO, FSA Insured, 4.125%, 6/01/26 .............................         1,315,000         1,262,873
       Bend Sewer Revenue, AMBAC Insured, Pre-Refunded, 5.375%, 10/01/20 ......................         1,550,000         1,654,796
       Benton and Linn County School District No. 509J GO, Corvallis, FSA Insured,
          Pre-Refunded, 5.00%, 6/01/22 ........................................................         5,000,000         5,482,750
       Benton County Hospital Facilities Authority Revenue, Samaritan Health Services Project,
          Refunding,
          5.20%, 10/01/17 .....................................................................         4,000,000         4,041,800
          5.125%, 10/01/28 ....................................................................         4,500,000         4,376,115
       Clackamas County Canby School District No. 86 GO,
          5.25%, 6/15/20 ......................................................................         3,000,000         3,165,300
          FSA Insured, 5.00%, 6/15/23 .........................................................         1,000,000         1,044,920
          FSA Insured, 5.00%, 6/15/25 .........................................................         1,000,000         1,037,750
       Clackamas County Hospital Facility Authority Revenue,
          Gross Willamette Falls Project, Refunding, 5.375%, 4/01/22 ..........................         2,125,000         2,058,275
          Gross Willamette Falls Project, Refunding, 5.125%, 4/01/26 ..........................         1,000,000           921,010
          Kaiser Permanente, Series A, ETM, 5.375%, 4/01/14 ...................................         2,500,000         2,570,925
          Willamette Falls Hospital Project, 6.00%, 4/01/19 ...................................         1,000,000         1,012,720
          Willamette View Inc. Project, Refunding, 6.10%, 11/01/12 ............................           500,000           506,580
          Willamette View Inc. Project, Refunding, 6.30%, 11/01/21 ............................         1,500,000         1,505,145
       Clackamas County School District No. 7J Lake Oswego GO,
          MBIA Insured, Pre-Refunded, 5.00%, 6/01/26 ..........................................         5,000,000         5,344,150
          Refunding, FSA Insured, 5.25%, 6/01/25 ..............................................         3,075,000         3,382,162
       Clackamas County School District No. 12 North Clackamas GO, Series A, FSA Insured,
          4.75%, 6/15/31 ......................................................................         7,385,000         7,389,726
       Clackamas County School District No. 108 GO, FSA Insured, Pre-Refunded, 5.00%,
          6/15/25 .............................................................................         5,000,000         5,348,850
       Clackamas Education Service District GO, AMBAC Insured, 4.125%, 6/01/36 ................         1,000,000           925,920
       Columbia Gorge Community College District GO, MBIA Insured, 5.00%, 6/15/22 .............         1,000,000         1,032,410
       Coos County School District No. 13 GO, FSA Insured,
          5.00%, 6/15/22 ......................................................................            55,000            56,481
          Pre-Refunded, 5.00%, 6/15/22 ........................................................         2,465,000         2,674,772
       Curry County School District No. 17-C Brookings Harbor GO, Pre-Refunded, 5.375%,
          12/15/20 ............................................................................         2,750,000         2,950,723
       Deschutes and Jefferson Counties School District No. 2J Redmond GO, Series A, FGIC
          Insured, 5.00%, 6/15/21 .............................................................         1,000,000         1,032,840
       Deschutes County Administrative School District No. 1 GO, Series A, FSA Insured,
       Pre-Refunded,
          5.125%, 6/15/21 .....................................................................         3,500,000         3,755,920
       Deschutes County Hospital Facilities Authority Hospital Revenue, Cascade Healthcare,
       Series B, AMBAC Insured, 5.375%, 1/01/35 ...............................................         7,000,000         6,945,820
       Emerald Peoples Utility District Revenue, Refunding, Series A, FSA Insured, 5.25%,
          11/01/21 ............................................................................         1,000,000         1,060,080
       Eugene Electric Utility Revenue, Refunding, 5.00%, 8/01/33 .............................        10,060,000        10,122,070
       Gresham Stormwater Revenue, FGIC Insured, Pre-Refunded, 5.30%, 5/01/21 .................         1,190,000         1,283,106
       High Desert Education Service District GO, AMBAC Insured, 4.50%, 6/01/30 ...............         1,010,000           998,890
       Hillsboro GO, AMBAC Insured, 5.00%, 6/01/29 ............................................         5,360,000         5,453,210


                             Semiannual Report | 181

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN OREGON TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       OREGON (CONTINUED)
       Hillsboro Hospital Facility Authority Revenue, Hospital Tuality Healthcare Project,
          Radian Insured, 5.375%,
          10/01/26 ............................................................................   $     2,000,000   $     2,003,560
          10/01/31 ............................................................................         2,000,000         1,954,680
       Jackson County Airport Revenue, Series A, XLCA Insured, 5.25%,
          12/01/27 ............................................................................         1,000,000         1,015,280
          12/01/32 ............................................................................         1,000,000           999,920
          12/01/37 ............................................................................         1,475,000         1,457,492
       Jackson County School District No. 4 GO, FSA Insured,
          5.00%, 6/15/20 ......................................................................         1,450,000         1,493,486
          Pre-Refunded, 5.00%, 6/15/20 ........................................................           550,000           588,374
       Jackson County School District No. 6 Central Point GO, Refunding, FSA Insured, 4.75%,
          6/15/20 .............................................................................         2,155,000         2,237,558
       Jackson County School District No. 9 Eagle Point GO, Pre-Refunded, 5.00%,
          6/15/20 .............................................................................         1,680,000         1,797,214
          6/15/21 .............................................................................         1,500,000         1,604,655
       Jackson County School District No. 549C Medford GO,
          5.00%, 6/15/33 ......................................................................         3,225,000         3,279,696
          Series B, FSA Insured, 5.00%, 12/15/32 ..............................................         5,765,000         5,858,739
       Keizer Special Assessment, Keizer Station Area A Local, 5.20%, 6/01/31 .................         3,500,000         3,512,985
       Klamath Falls Intercommunity Hospital Authority Revenue, Merle West Medical Center
          Project, Pre-Refunded, 6.25%, 9/01/31 ...............................................         3,290,000         3,756,029
          Refunding, 6.25%, 9/01/31 ...........................................................         1,960,000         1,961,646
          Refunding, Assured Guaranty, 5.00%, 9/01/36 .........................................         5,000,000         4,962,750
       Lane and Douglas Counties School District No. 45J3 GO, South Lane District, Refunding,
          FSA Insured, 4.75%, 6/15/25 .........................................................         3,510,000         3,564,370
       Lane County Metropolitan Wastewater Management Commission Revenue, FGIC Insured, 4.75%,
          11/01/26 ............................................................................         1,615,000         1,605,181
       Lane County School District No. 4J Eugene GO, FSA Insured, 4.75%, 7/01/22 ..............         5,150,000         5,245,172
       Lane County School District No. 19 Springfield GO, FSA Insured, zero cpn.,
          6/15/27 .............................................................................         5,580,000         2,112,253
          6/15/28 .............................................................................         2,000,000           712,020
          6/15/29 .............................................................................         1,925,000           643,913
       Lane County School District No. 52 Bethel GO, Refunding, FSA Insured, 5.00%, 6/15/20 ...         5,700,000         5,922,129
       Lebanon GO, AMBAC Insured, 5.00%,
          6/01/25 .............................................................................         1,635,000         1,681,516
          6/01/27 .............................................................................         1,675,000         1,711,766
       Linn County Community School District No. 9 GO,
          Lebanon, FGIC Insured, Pre-Refunded, 5.55%, 6/15/21 .................................         1,155,000         1,287,386
          Lebanon, FGIC Insured, Pre-Refunded, 5.60%, 6/15/30 .................................         9,495,000        10,604,301
          MBIA Insured, Pre-Refunded, 5.375%, 6/15/30 .........................................         5,000,000         5,290,850
       Linn County School District No. 55 GO, Sweet Home, FSA Insured, Pre-Refunded, 5.00%,
          6/15/29 .............................................................................         1,000,000         1,069,770
       Medford Hospital Facilities Authority Revenue, Asante Health System, Refunding,
          Series A,
          MBIA Insured, 5.00%,
          8/15/18 .............................................................................         2,570,000         2,596,702
          8/15/24 .............................................................................         1,715,000         1,723,609


                             182 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN OREGON TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       OREGON (CONTINUED)
       Multnomah County Educational Facilities Revenue, University of Portland Project,
          Pre-Refunded, 6.00%, 4/01/25 ........................................................   $     2,000,000   $     2,123,720
       Multnomah County School District No. 7 Reynolds GO, Series 2005, MBIA Insured, 5.00%,
          6/01/35 .............................................................................         3,220,000         3,228,791
       Multnomah County School District No. 40 GO, FSA Insured, Pre-Refunded, 5.00%,
          12/01/20 ............................................................................         3,490,000         3,711,964
       Multnomah-Clackamas Counties Centennial School District No. 28-302 GO, FGIC Insured,
          Pre-Refunded, 5.00%, 6/15/21 ........................................................         5,000,000         5,348,850
       Multnomah-Clackamas Counties Centennial School District No. 28-JT GO, Capital
          Appreciation, AMBAC Insured, zero cpn., 6/01/16 .....................................         2,260,000         1,651,292
       Northern Wasco County Peoples Utilities District Hydroelectric Revenue, McNary Dam
          Fishway Project, 5.20%, 12/01/24 ....................................................         5,000,000         5,006,650
       Oak Lodge Water District GO, AMBAC Insured,
          7.40%, 12/01/08 .....................................................................           215,000           217,896
          7.50%, 12/01/09 .....................................................................           215,000           217,937
       Oregon Coast Community College District GO, MBIA Insured, 5.00%, 6/15/23 ...............         3,745,000         3,848,736
       Oregon Health and Science University Revenue,
          Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 7/01/21 .........        11,480,000         5,997,037
          Series A, MBIA Insured, 5.00%, 7/01/32 ..............................................        24,750,000        24,476,512
       Oregon State Department of Administrative Services COP,
          FSA Insured, 4.625%, 5/01/30 ........................................................         7,795,000         7,811,837
          Refunding, Series A, AMBAC Insured, 5.00%, 5/01/24 ..................................        10,000,000        10,111,900
          Refunding, Series B, AMBAC Insured, 5.00%, 5/01/26 ..................................         7,500,000         7,655,175
          Refunding, Series B, FSA Insured, 5.00%, 5/01/21 ....................................         1,930,000         2,017,815
          Series A, AMBAC Insured, Pre-Refunded, 6.00%, 5/01/26 ...............................         2,000,000         2,151,200
          Series A, FSA Insured, 5.00%, 5/01/23 ...............................................         2,695,000         2,803,070
          Series A, FSA Insured, 5.00%, 5/01/30 ...............................................        13,205,000        13,496,566
          Series B, FGIC Insured, 5.00%, 11/01/30 .............................................        19,100,000        19,293,292
       Oregon State Department of Administrative Services Lottery Revenue, Oregon
          Administration, Lottery, Series A, FSA Insured, 5.00%,
          4/01/25 .............................................................................         5,000,000         5,212,200
          4/01/27 .............................................................................         4,000,000         4,143,720
       Oregon State Department of Transportation Highway User Tax Revenue,
          Refunding, Series A, 5.00%, 11/15/25 ................................................         1,295,000         1,340,208
          Refunding, Series A, 5.00%, 11/15/29 ................................................         3,330,000         3,409,920
          senior lien, Series A, 4.50%, 11/15/32 ..............................................        20,000,000        19,452,400
          Series A, 5.00%, 11/15/28 ...........................................................        15,000,000        15,400,650
          Series A, 5.00%, 11/15/31 ...........................................................        15,540,000        15,916,845
          Series A, Pre-Refunded, 5.125%, 11/15/23 ............................................         5,000,000         5,494,550
          Series A, Pre-Refunded, 5.125%, 11/15/26 ............................................        14,200,000        15,604,522
   (a) Oregon State EDR, Georgia-Pacific Corp. Project, Series CLVII, 6.35%, 8/01/25 ..........         7,910,000         6,762,971
       Oregon State Facilities Authority Revenue,
          Senior College in Student Housing Project, Series A, XLCA Insured, 5.00%, 7/01/35 ...         3,660,000         3,539,074
          University of Portland Projects, Series A, 5.00%, 4/01/32 ...........................         6,545,000         6,164,670
          Willamette University Projects, Refunding, Series A, FGIC Insured, 5.00%, 10/01/35 ..         5,210,000         5,051,981


                             Semiannual Report | 183

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN OREGON TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       OREGON (CONTINUED)
       Oregon State GO,
          Elderly and Disabled Housing, Series A, 6.00%, 8/01/15 ..............................   $       910,000   $       910,055
          Elderly and Disabled Housing, Series A, 6.00%, 8/01/21 ..............................           455,000           452,388
          Elderly and Disabled Housing, Series A, 5.375%, 8/01/28 .............................         1,435,000         1,383,125
          Elderly and Disabled Housing, Series A, 4.70%, 8/01/42 ..............................         3,205,000         2,652,618
          Elderly and Disabled Housing, Series B, 6.10%, 8/01/17 ..............................         1,410,000         1,411,001
          Elderly and Disabled Housing, Series B, 6.25%, 8/01/23 ..............................         2,015,000         2,007,907
          Elderly and Disabled Housing, Series C, 6.50%, 8/01/22 ..............................           335,000           335,653
          State Board of Higher Education, Refunding, Series A, 5.00%, 8/01/30 ................         1,705,000         1,745,920
          State Board of Higher Education, Refunding, Series B, 5.00%, 8/01/38 ................         1,500,000         1,519,830
          State Board of Higher Education, Refunding, Series E, 5.00%, 8/01/29 ................         7,745,000         7,927,472
          State Board of Higher Education, Series A, 5.00%, 8/01/31 ...........................         2,695,000         2,751,352
          State Board of Higher Education, Series A, 5.00%, 8/01/36 ...........................         2,715,000         2,748,476
          State Board of Higher Education, Series A, 5.00%, 8/01/37 ...........................         5,555,000         5,626,493
          State Board of Higher Education, Series A, Pre-Refunded, 5.60%, 8/01/25 .............         8,000,000         8,363,920
          State Board of Higher Education, Series A, Pre-Refunded, 5.50%, 8/01/29 .............         2,000,000         2,089,180
          State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/31 .............         2,000,000         2,142,860
          State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/35 .............         6,000,000         6,670,440
          State Board of Higher Education, Series C, 5.00%, 8/01/37 ...........................         1,115,000         1,129,350
          Veteran's Welfare, Series 77, 5.30%, 10/01/29 .......................................         1,595,000         1,526,654
          Veteran's Welfare, Series A, 5.70%, 10/01/32 ........................................         2,280,000         2,302,663
       Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
          Peacehealth, AMBAC Insured, 5.00%, 11/15/26 .........................................         5,500,000         5,561,820
          Reed College Project, Series A, 5.75%, 7/01/32 ......................................        10,735,000        11,239,116
       Oregon State Housing and Community Services Department MFHR, Series B, 6.00%,
          7/01/31 .............................................................................         5,000,000         5,011,050
       Oregon State Housing and Community Services Department Mortgage Revenue,
          SFM Program, Series A, 6.35%, 7/01/14 ...............................................           395,000           395,912
          SFM Program, Series A, 6.40%, 7/01/18 ...............................................           235,000           235,063
          SFM Program, Series A, 6.45%, 7/01/26 ...............................................           570,000           571,060
          SFM Program, Series C, 6.20%, 7/01/15 ...............................................           440,000           440,713
          SFM Program, Series C, 6.40%, 7/01/26 ...............................................           260,000           260,468
          SFM Program, Series D, 6.80%, 7/01/27 ...............................................           380,000           380,616
          SFM Program, Series H, FHA Insured, 5.75%, 7/01/30 ..................................         1,325,000         1,327,690
          SFMR, Refunding, Series G, 5.35%, 7/01/30 ...........................................         5,880,000         5,879,530
       Polk Marion and Benton Counties School District No. 13J GO, FSA Insured, Pre-Refunded,
          5.80%, 6/15/20 ......................................................................         1,985,000         2,115,156
       Port Astoria PCR, James River Project, Refunding, 6.55%, 2/01/15 .......................           945,000           919,003
       Port of Portland International Airport Revenue, Portland International Airport,
          Refunding, Series D, FGIC Insured, 5.00%, 7/01/23 ...................................         3,000,000         2,905,170
          Series 7B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21 ...............................         2,800,000         3,146,388
          Series 12C, FGIC Insured, 5.00%, 7/01/18 ............................................         1,500,000         1,518,705
          Series A, AMBAC Insured, 5.50%, 7/01/24 .............................................        22,000,000        22,437,140
       Port St. Helens PCR, Portland General Electric Co. Project, Series A, 5.25%, 8/01/14 ...         3,600,000         3,600,324
       Portland Community College District GO, Series B, Pre-Refunded, 5.00%,
          6/01/20 .............................................................................         7,185,000         7,669,700
          6/01/21 .............................................................................         6,290,000         6,714,323


                             184 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN OREGON TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       OREGON (CONTINUED)
       Portland GO,
          Central City Streetcar Project, Series A, 4.75%, 4/01/21 ............................   $     3,600,000   $     3,612,852
          Limited Tax, Series A, 5.00%, 6/01/24 ...............................................        10,000,000        10,277,200
          Limited Tax, Series A, MBIA Insured, 5.125%, 6/01/30 ................................         6,315,000         6,442,563
          Limited Tax, Series B, zero cpn., 6/01/21 ...........................................         1,000,000           540,330
       Portland Housing Authority MFR, Housing, Lovejoy Station Apartments Project, MBIA
          Insured, 6.00%, 7/01/33 .............................................................         2,000,000         2,008,700
       Portland MFR,
          Civic Stadium Housing Project, Series A, 6.00%, 3/01/17 .............................           925,000           931,262
          Housing Garden Park Estates Project, Series A, GNMA Secured, 5.875%, 3/20/37 ........         3,170,000         3,135,701
       Portland River District Urban Renewal and Redevelopment Revenue, Series A, AMBAC
          Insured, 5.00%, 6/15/21 .............................................................         3,000,000         3,096,210
       Portland Sewer System Revenue,
          first lien, Series A, FSA Insured, 5.00%, 10/01/24 ..................................         6,235,000         6,455,844
          second lien, Refunding, Series A, FSA Insured, 5.00%, 6/01/23 .......................         2,500,000         2,577,425
          second lien, Series B, MBIA Insured, 5.00%, 6/15/28 .................................         5,105,000         5,206,794
       Portland Urban Renewal and Redevelopment Revenue, Interstate Corridor, Refunding,
          Series A, FGIC Insured, 5.00%,
          6/15/24 .............................................................................         1,295,000         1,306,759
          6/15/25 .............................................................................         2,385,000         2,399,811
       Portland Urban Renewal and Redevelopment Tax Allocation, Convention Center, Series A,
          AMBAC Insured, 5.50%, 6/15/20 .......................................................         3,000,000         3,127,020
       Portland Water System Revenue,
          MBIA Insured, 4.50%, 10/01/27 .......................................................         1,000,000           976,190
          MBIA Insured, 4.50%, 10/01/28 .......................................................         3,895,000         3,774,644
          second lien, Series A, MBIA Insured, 4.375%, 10/01/25 ...............................         3,415,000         3,324,673
       Redmond GO, Series C, MBIA Insured, 5.00%, 6/01/33 .....................................         1,260,000         1,281,168
       Salem Hospital Facility Authority Revenue, Salem Hospital Project, Series A, 5.00%,
          8/15/27 .............................................................................        11,000,000        10,931,030
          8/15/36 .............................................................................        27,000,000        25,637,850
       Salem-Keizer School District No. 24J GO, Pre-Refunded, 5.00%, 6/01/19 ..................         9,500,000         9,734,840
       Southwestern Community College District GO, MBIA Insured, Pre-Refunded, 5.00%,
          6/01/28 .............................................................................         1,100,000         1,215,192
       Sunrise Water Authority Water Revenue, sub. lien,
          Series B, XLCA Insured, 5.00%, 9/01/25 ..............................................         1,160,000         1,134,028
          XLCA Insured, 5.00%, 3/01/25 ........................................................         1,660,000         1,725,205
       Tillamook and Yamhill Counties School District No. 101 Nestucca Valley GO, FSA Insured,
          5.00%, 6/15/25 ......................................................................         1,560,000         1,618,890
       Tri-County Metropolitan Transportation District Revenue, Limited Obligation, Airport
          Light Rail, Series 1, Pre-Refunded, 5.65%, 6/01/29 ..................................        14,080,000        14,628,979
       Washington and Clackamas Counties Tigard-Tualatin School District No. 23J GO, MBIA
          Insured, Pre-Refunded, 5.00%, 6/15/22 ...............................................         7,000,000         7,595,700
       Washington Clackamas and Yamhill Counties School District No. 88J GO, Sherwood,
          Series A, MBIA Insured, zero cpn., 6/15/27 ..........................................         3,500,000         1,238,895
          Series A, MBIA Insured, zero cpn., 6/15/28 ..........................................         2,960,000           982,335
          Series A, MBIA Insured, zero cpn., 12/15/31 .........................................         3,515,000           930,385
          Series B, MBIA Insured, 4.50%, 12/15/31 .............................................         2,900,000         2,681,108
       Washington County Clean Water Services Sewer Revenue, senior lien, FGIC Insured, 5.00%,
          10/01/19 ............................................................................         3,905,000         4,007,701


                             Semiannual Report | 185

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN OREGON TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       OREGON (CONTINUED)
       Washington County GO,
          Obligations, Refunding, 5.00%, 6/01/24 ..............................................   $     3,680,000   $     3,865,067
          Obligations, Refunding, 4.375%, 6/01/26 .............................................         1,000,000           981,180
          Pre-Refunded, 5.00%, 6/01/26 ........................................................        10,000,000        10,674,600
       Washington County School District No. 48J Beaverton GO, Pre-Refunded, 5.00%, 6/01/22 ...         4,155,000         4,505,100
       Washington County Unified Sewer Agency Revenue, senior lien, Refunding, Series A, 6.20%,
          10/01/10 ............................................................................           470,000           470,888
       Washington Multnomah and Yamhill Counties School District No. 1J Hillsboro GO, FSA
          Insured, 5.60%, 4/01/20 .............................................................         1,000,000         1,057,290
       Yamhill County McMinnville School District No. 40 GO, FSA Insured, 5.00%, 6/15/28 ......         4,000,000         4,131,760
                                                                                                                    ---------------
                                                                                                                        717,430,905
                                                                                                                    ---------------
       U.S. TERRITORIES 17.8%
       PUERTO RICO 16.9%
       Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
          Refunding, 5.625%, 5/15/43 ..........................................................        10,000,000         8,898,900
       Puerto Rico Commonwealth GO,
          Public Improvement, Refunding, Series A, 5.50%, 7/01/32 .............................        15,000,000        14,959,200
          Public Improvement, Series A, 5.00%, 7/01/29 ........................................        10,000,000         9,550,800
          Public Improvement, Series A, 5.125%, 7/01/31 .......................................         9,885,000         9,656,755
          Public Improvement, Series A, Pre-Refunded, 5.00%, 7/01/27 ..........................        10,000,000        10,898,600
          Public Improvement, Series A, Pre-Refunded, 5.125%, 7/01/31 .........................         5,115,000         5,509,315
          Refunding, sub-series C-9, MBIA Insured, 6.00%, 7/01/28 .............................         4,500,000         4,752,585
       Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
          Pre-Refunded, 5.50%, 7/01/36 ........................................................        13,000,000        15,044,900
       Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
          Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 ...................................        10,000,000         9,775,200
          Series D, Pre-Refunded, 5.375%, 7/01/36 .............................................        10,000,000        10,882,000
       Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
          AMBAC Insured, 5.00%, 7/01/31 .......................................................         6,250,000         5,963,188
       Puerto Rico Electric Power Authority Power Revenue,
          Series II, FSA Insured, Pre-Refunded, 5.125%, 7/01/26 ...............................         9,150,000        10,096,751
          Series II, Pre-Refunded, 5.25%, 7/01/31 .............................................        12,000,000        13,272,840
          Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35 ...............................        10,000,000        11,186,400
          Series WW, 5.25%, 7/01/33 ...........................................................         9,690,000         9,622,751
       Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
          Pre-Refunded, 5.50%, 8/01/29 ........................................................         5,000,000         5,410,400
                                                                                                                    ---------------
                                                                                                                        155,480,585
                                                                                                                    ---------------
       VIRGIN ISLANDS 0.9%
       Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
          10/01/15 ............................................................................         1,635,000         1,651,890
          10/01/18 ............................................................................         2,400,000         2,409,672
       Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
          7/01/18 .............................................................................         2,500,000         2,464,100
          7/01/21 .............................................................................         1,400,000         1,335,796
                                                                                                                    ---------------
                                                                                                                          7,861,458
                                                                                                                    ---------------
       TOTAL U.S. TERRITORIES .................................................................                         163,342,043
                                                                                                                    ---------------
       TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $862,742,473) ................                         880,772,948
                                                                                                                    ---------------


                             186 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN OREGON TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       SHORT TERM INVESTMENTS 3.0%
       MUNICIPAL BONDS 3.0%
       OREGON 2.8%
   (b) Medford Hospital Facilities Authority Revenue, Rogue Valley Manor Project, Daily VRDN
          and Put, 2.35%, 8/15/37 .............................................................   $    13,600,000   $    13,600,000
   (b) Multnomah County Hospital Facilities Authority Revenue, Holladay Park Plaza Project,
          Refunding, Daily VRDN and Put, 2.40%, 11/15/33 ......................................         2,400,000         2,400,000
   (b) Oregon State GO, Veterans Welfare, Series 85, Daily VRDN and Put, 2.30%, 6/01/41 .......         4,775,000         4,775,000
   (b) Oregon Veterans Welfare GO, Series 88B, Daily VRDN and Put, 2.30%, 12/01/41 ............         5,200,000         5,200,000
                                                                                                                    ---------------
                                                                                                                         25,975,000
                                                                                                                    ---------------
       U.S. TERRITORIES 0.2%
       PUERTO RICO 0.2%
   (b) Puerto Rico Commonwealth GO, Refunding, Series B-1, FSA Insured, Weekly VRDN and Put,
          2.10%, 7/01/21 ......................................................................         1,400,000         1,400,000
                                                                                                                    ---------------
       TOTAL SHORT TERM INVESTMENTS (COST $27,375,000) ........................................                          27,375,000
                                                                                                                    ---------------
       TOTAL INVESTMENTS (COST $890,117,473) 98.9% ............................................                         908,147,948
       OTHER ASSETS, LESS LIABILITIES 1.1% ....................................................                           9,760,999
                                                                                                                    ---------------
       NET ASSETS 100.0% ......................................................................                     $   917,908,947
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 198.

(a) The Internal Revenue Service has issued a preliminary adverse determination, ruling that the income generated by the bond is taxable. The issuer of the bond is contesting this determination and, until such time as this is finalized, the Fund will continue to recognize interest income earned on the bond as tax-exempt. The Trust's management believes that the final outcome of this matter will not have a material adverse impact to the Fund and/or its shareholders.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 187

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                    SIX MONTHS ENDED                      YEAR ENDED FEBRUARY 28,
                                                    AUGUST 31, 2008    -------------------------------------------------------------
CLASS A                                               (UNAUDITED)       2008(a)       2007         2006         2005        2004(a)
-------                                             ----------------   --------     --------     --------     --------     ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............       $   9.82       $  10.47     $  10.44     $  10.48     $  10.62     $  10.51
                                                        --------       --------     --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) .....................           0.22           0.44         0.44         0.46         0.47         0.47
   Net realized and unrealized gains (losses) ...           0.27          (0.65)        0.04        (0.04)       (0.15)        0.11
                                                        --------       --------     --------     --------     --------     --------
Total from investment operations ................           0.49          (0.21)        0.48         0.42         0.32         0.58
                                                        --------       --------     --------     --------     --------     --------
Less distributions from net investment income ...          (0.22)         (0.44)       (0.45)       (0.46)       (0.46)       (0.47)
                                                        --------       --------     --------     --------     --------     --------
Redemption fees .................................             --(d)          --(d)        --(d)        --(d)        --(d)        --
                                                        --------       --------     --------     --------     --------     --------
Net asset value, end of period ..................       $  10.09       $   9.82     $  10.47     $  10.44     $  10.48     $  10.62
                                                        ========       ========     ========     ========     ========     ========
Total return(e) .................................           4.96%         (2.16)%       4.71%        4.08%        3.19%        5.66%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ........................................           0.64%          0.66%        0.66%        0.66%        0.66%        0.66%
Net investment income ...........................           4.31%          4.24%        4.26%        4.37%        4.52%        4.51%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............       $839,270       $770,164     $747,279     $718,293     $693,804     $732,998
Portfolio turnover rate .........................           4.47%         16.68%        6.99%       13.07%        7.48%       17.63%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             188 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                    SIX MONTHS ENDED                   YEAR ENDED FEBRUARY 28,
                                                     AUGUST 31, 2008   -------------------------------------------------------
CLASS B                                                (UNAUDITED)      2008(a)     2007         2006        2005      2004(a)
-------                                             ----------------   ---------   -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............      $  9.86         $ 10.51     $ 10.47     $ 10.51     $ 10.65     $ 10.54
                                                       -------         -------     -------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) .....................         0.19            0.38        0.39        0.40        0.41        0.42
   Net realized and unrealized gains (losses) ...         0.26           (0.65)       0.04       (0.04)      (0.14)       0.10
                                                       -------         -------     -------     -------     -------     -------
Total from investment operations ................         0.45           (0.27)       0.43        0.36        0.27        0.52
                                                       -------         -------     -------     -------     -------     -------
Less distributions from net investment income ...        (0.19)          (0.38)      (0.39)      (0.40)      (0.41)      (0.41)
                                                       -------         -------     -------     -------     -------     -------
Redemption fees .................................           --(d)           --(d)       --(d)       --(d)       --(d)       --
                                                       -------         -------     -------     -------     -------     -------
Net asset value, end of period ..................      $ 10.12         $  9.86     $ 10.51     $ 10.47     $ 10.51     $ 10.65
                                                       =======         =======     =======     =======     =======     =======
Total return(e) .................................         4.54%          (2.68)%      4.22%       3.51%       2.61%       5.06%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ........................................         1.19%           1.21%       1.21%       1.21%       1.21%       1.21%
Net investment income ...........................         3.76%           3.69%       3.71%       3.82%       3.97%       3.96%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............      $35,551         $37,339     $43,897     $47,623     $51,913     $50,112
Portfolio turnover rate .........................         4.47%          16.68%       6.99%      13.07%       7.48%      17.63%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 189

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                    SIX MONTHS ENDED                    YEAR ENDED FEBRUARY 28,
                                                     AUGUST 31, 2008   ---------------------------------------------------------
CLASS C                                                (UNAUDITED)       2008(a)       2007         2006        2005     2004(a)
-------                                             ----------------   ----------   ----------   ---------   ---------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............      $   9.90        $  10.55     $  10.51     $ 10.56     $ 10.69     $ 10.58
                                                       --------        --------     --------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) .....................          0.19            0.38         0.39        0.40        0.42        0.42
   Net realized and unrealized gains (losses) ...          0.27           (0.65)        0.04       (0.05)      (0.15)       0.10
                                                       --------        --------     --------     -------     -------     -------
Total from investment operations ................          0.46           (0.27)        0.43        0.35        0.27        0.52
                                                       --------        --------     --------     -------     -------     -------
Less distributions from net investment income ...         (0.19)          (0.38)       (0.39)      (0.40)      (0.40)      (0.41)
                                                       --------        --------     --------     -------     -------     -------
Redemption fees .................................            --(d)           --(d)        --(d)       --(d)       --(d)       --
                                                       --------        --------     --------     -------     -------     -------
Net asset value, end of period ..................      $  10.17        $   9.90     $  10.55     $ 10.51     $ 10.56     $ 10.69
                                                       ========        ========     ========     =======     =======     =======
Total return(e) .................................          4.62%          (2.68)%       4.19%       3.40%       2.69%       5.04%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ........................................          1.19%           1.21%        1.21%       1.21%       1.21%       1.23%
Net investment income ...........................          3.76%           3.69%        3.71%       3.82%       3.97%       3.94%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............      $132,795        $107,286     $100,495     $88,237     $79,551     $81,137
Portfolio turnover rate .........................          4.47%          16.68%        6.99%      13.07%       7.48%      17.63%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             190 | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

                                                                                                     PRINCIPAL
       FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                      AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS 98.9%
       PENNSYLVANIA 91.1%
       Allegheny County Airport Authority Airport Revenue, Pittsburgh International Airport,
          Refunding, FGIC Insured, 5.75%, 1/01/18 .............................................   $     1,000,000   $     1,001,630
       Allegheny County COP, AMBAC Insured, 5.00%, 12/01/28 ...................................         4,000,000         4,037,680
       Allegheny County GO,
          MBIA Insured, Pre-Refunded, 5.00%, 11/01/27 .........................................         1,000,000         1,093,160
          Notes, Series C-60, FSA Insured, 5.00%, 11/01/27 ....................................         3,000,000         3,113,670
          Series C-61, Assured Guaranty, 5.00%, 12/01/33 ......................................         5,000,000         5,015,550
       Allegheny County Higher Education Building Authority University Revenue,
          Duquesne University,
          5.00%, 3/01/28 ......................................................................         3,000,000         2,977,830
          5.00%, 3/01/33 ......................................................................         1,300,000         1,260,714
          Series A, XLCA Insured, 5.00%, 3/01/29 ..............................................         5,000,000         4,974,600
          Series A, XLCA Insured, 5.00%, 3/01/33 ..............................................         6,630,000         6,447,476
       Allegheny County Hospital Development Authority Revenue, Health System, Series A,
          MBIA Insured, Pre-Refunded, 6.50%, 11/15/30 .........................................        10,000,000        11,123,700
       Allegheny County IDAR,
          County Guaranteed, Refunding, Series B, MBIA Insured, 5.00%, 11/01/29 ...............         1,485,000         1,493,762
          County Guaranteed, Series B, MBIA Insured, Pre-Refunded, 5.00%, 11/01/29 ............         7,515,000         8,215,097
          Environmental Improvement, USX Corp., Refunding, 6.10%, 1/15/18 .....................         2,000,000         2,023,940
          Environmental Improvement, USX Corp., Refunding, 5.50%, 12/01/29 ....................        10,000,000         9,387,300
          Environmental Improvement, USX Corp., Refunding, 5.60%, 9/01/30 .....................         7,530,000         7,164,720
          Series A, MBIA Insured, Pre-Refunded, 5.00%, 11/01/29 ...............................         5,000,000         5,465,800
       Allegheny County Port Authority Special Revenue, Transportation,
          MBIA Insured, Pre-Refunded, 6.125%, 3/01/29 .........................................        15,000,000        15,473,850
          Refunding, FGIC Insured, 5.00%, 3/01/25 .............................................        13,250,000        12,858,992
          Refunding, FGIC Insured, 5.00%, 3/01/29 .............................................        16,500,000        15,590,190
       Allegheny County Residential Finance Authority Mortgage Revenue, SFM,
          Refunding, Series DD-1, GNMA Secured, 5.35%, 11/01/19 ...............................           265,000           263,026
          Refunding, Series DD-2, GNMA Secured, 5.40%, 11/01/29 ...............................         1,250,000         1,195,413
          Series II-2, GNMA Secured, 5.90%, 11/01/32 ..........................................           780,000           781,334
       Allegheny County Sanitation Authority Sewer Revenue,
          FGIC Insured, 5.00%, 12/01/37 .......................................................        11,745,000        11,410,150
          Refunding, Series A, MBIA Insured, 5.00%, 12/01/30 ..................................         7,000,000         6,879,530
       Allegheny Valley School District GO, MBIA Insured, 5.00%, 11/01/28 .....................         1,550,000         1,582,829
       Allentown Parking Authority Parking Revenue, FSA Insured, 5.00%, 11/15/35 ..............         4,430,000         4,434,962
       Armstrong County GO, Refunding, MBIA Insured, 5.40%, 6/01/31 ...........................         2,500,000         2,553,350
       Bedford County GO, AMBAC Insured, 5.00%, 9/01/35 .......................................         6,000,000         6,042,180
       Bucks County IDAR, AMBAC Insured, 5.125%, 9/15/31 ......................................         3,675,000         3,723,767
       Butler Area School District GO, FSA Insured, Pre-Refunded, 5.00%, 4/01/31 ..............         4,000,000         4,429,440
       Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 ...........         1,600,000         1,631,232
       Catasauqua Area School District GO, Refunding, FSA Insured, 5.00%, 2/15/36 .............         6,000,000         6,018,300
       Chichester School District GO, FSA Insured, 5.00%, 3/15/26 .............................         1,830,000         1,878,129
       Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding,
          5.55%, 7/01/09 ......................................................................         1,215,000         1,229,373
          5.60%, 7/01/10 ......................................................................           600,000           605,778
          5.75%, 7/01/12 ......................................................................         1,795,000         1,811,532
          5.75%, 7/01/17 ......................................................................         2,200,000         2,208,404
          5.625%, 7/01/21 .....................................................................         1,500,000         1,488,375


                             Semiannual Report | 191

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                      AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       PENNSYLVANIA (CONTINUED)
       Connellsville Area School District GO, Series B, FSA Insured, 5.00%, 11/15/37 ..........   $     1,000,000   $     1,007,660
       Council Rock School District GO, Series A, MBIA Insured, Pre-Refunded, 5.00%,
          11/15/22 ............................................................................         5,180,000         5,593,623
       Cumberland County Municipal Authority College Revenue, Dickinson College,
          Assn. of Independent Colleges and Universities of Pennsylvania Financing Program,
          Series A, AMBAC Insured, Pre-Refunded, 5.50%, 11/01/30 ..............................         1,200,000         1,287,468
          Series GG1, MBIA Insured, 5.00%, 5/01/34 ............................................         7,610,000         7,646,680
       Dauphin County General Authority Hospital Revenue, Hapsco-Western Hospital Project,
          Series B, MBIA Insured, ETM, 6.25%, 7/01/16 .........................................         5,000,000         5,627,450
       Delaware County Authority College Revenue,
          Cabrini College, Radian Insured, Pre-Refunded, 5.875%, 7/01/29 ......................         5,245,000         5,424,379
          Cabrini College, Refunding, Radian Insured, 5.875%, 7/01/29 .........................         1,140,000         1,144,207
          Eastern College, Series C, 5.625%, 10/01/28 .........................................         2,210,000         2,108,959
          Haverford College, 5.75%, 11/15/29 ..................................................         3,500,000         3,693,550
          Haverford College, 6.00%, 11/15/30 ..................................................         1,750,000         1,862,455
       Delaware County Authority Hospital Revenue, Crozer Keystone Obligation, Group A, 5.00%,
          12/15/31 ............................................................................         5,000,000         3,945,200
       Delaware County Authority Revenue,
          Dunwoody Village Project, Pre-Refunded, 6.25%, 4/01/30 ..............................         1,800,000         1,918,278
          Health Facilities, Mercy Health Corp. Project, ETM, 6.00%, 12/15/26 .................        10,800,000        11,801,376
       Delaware County IDAR, Philadelphia Suburban Water Co. Project, FGIC Insured, 6.00%,
          6/01/29 .............................................................................         2,000,000         2,016,860
       Delaware County University Authority Revenue, Villanova University, Series A, MBIA
          Insured, 5.00%, 12/01/28 ............................................................         3,000,000         3,015,900
       Delaware Valley Regional Finance Authority Local Government Revenue, Series B,
          AMBAC Insured, 5.60%, 7/01/17 .......................................................         5,000,000         5,653,150
       Erie County Hospital Authority Revenue, Hamot Health Foundation, CIFG Insured, 5.00%,
          11/01/35 ............................................................................         6,000,000         5,635,320
       Erie County IDA Environmental Improvement Revenue, International Paper Co. Project,
          Refunding, Series B, 6.00%, 9/01/16 .................................................           600,000           600,414
       Erie GO, Series E, FGIC Insured, 5.25%, 11/15/25 .......................................         5,000,000         5,028,800
       Erie Higher Education Building Authority College Revenue, Mercyhurst College, 5.50%,
          3/15/38 .............................................................................         2,000,000         1,926,560
       Erie School District GO, AMBAC Insured, Pre-Refunded, 5.80%, 9/01/29 ...................         3,000,000         3,213,570
       Erie Water Authority Revenue, FSA Insured, 5.00%, 12/01/43 .............................         7,000,000         6,942,110
       Greater Johnstown School District GO, Series C, MBIA Insured, 5.125%, 8/01/25 ..........         3,610,000         3,691,839
       Hazleton Health Services Authority Hospital Revenue, Hazleton General Hospital, 5.50%,
          7/01/27 .............................................................................         1,500,000         1,359,435
       Indiana County IDAR, Indiana University of Pennsylvania, Refunding, AMBAC Insured, 5.00%,
          11/01/29 ............................................................................         1,250,000         1,277,150
       Johnstown RDA Sewer Revenue, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/15/34 .......         1,825,000         2,022,429
       Lancaster County Hospital Authority Revenue, Health Center,
          Masonic Homes Project, 5.00%, 11/01/31 ..............................................         3,000,000         2,770,860
          Willow Valley Retirement Project, 5.875%, 6/01/21 ...................................         1,000,000         1,020,400
       Lancaster Parking Authority Parking Revenue, Guaranteed, Series A, AMBAC Insured, 5.00%,
          12/01/32 ............................................................................         1,700,000         1,702,363
          12/01/35 ............................................................................         2,500,000         2,488,750
       Latrobe IDAR, St. Vincent College Project, 5.70%, 5/01/31 ..............................         1,500,000         1,449,915


                             192 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                      AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       PENNSYLVANIA (CONTINUED)
       Lehigh County General Purpose Authority Revenues, Lehigh Valley Hospital, Health
          Network, Series B, FSA Insured, 5.25%, 7/01/19 ......................................   $     2,750,000   $     2,882,687
       Lehigh County General Purpose Hospital Revenue, Lehigh Valley Health, Series B, FSA
          Insured, 5.00%, 7/01/35 .............................................................        11,250,000        11,314,687
       Lower Merion School District GO, 5.00%, 9/01/32 ........................................         5,000,000         5,120,000
       Lower Merion Township School District GO, Refunding, 4.375%, 5/15/18 ...................         1,000,000         1,023,080
       Lycoming County Authority College Revenue, Pennsylvania College of Technology,
          AMBAC Insured, 5.25%, 5/01/32 .......................................................         5,030,000         5,108,166
          Refunding, AMBAC Insured, 5.35%, 7/01/26 ............................................         2,400,000         2,458,248
       Mercer County GO, FGIC Insured, 5.00%, 10/01/31 ........................................         2,000,000         1,997,200
       Mercer County IDA Water Facilities Revenue, MBIA Insured, 6.00%, 7/01/30 ...............         5,000,000         5,053,600
       Monroe County Hospital Authority Revenue, Hospital, Pocono Medical Center,
          5.00%, 1/01/27 ......................................................................         1,000,000           927,170
          5.125%, 1/01/37 .....................................................................         2,000,000         1,788,960
          5.25%, 1/01/43 ......................................................................         2,000,000         1,799,920
       Montgomery County GO, 5.00%, 9/15/22 ...................................................         3,335,000         3,426,379
       Montgomery County Higher Education and Health Authority Revenue, Faulkeways at Gwynedd
          Project, Pre-Refunded, 6.75%,
          11/15/24 ............................................................................           400,000           426,652
          11/15/30 ............................................................................         1,000,000         1,066,630
       Montgomery County IDA Retirement Community Revenue,
          ACTS Retirement Communities, Refunding, Series B, 5.00%, 11/15/22 ...................         1,000,000           907,030
          Adult Community Total Services Retirement-Life Communities Inc., 5.25%, 11/15/28 ....         5,000,000         4,419,900
       Montour School District GO, FSA Insured, 5.00%,
          4/01/32 .............................................................................         5,000,000         5,041,450
          4/01/37 .............................................................................        16,000,000        16,043,680
       Muhlenberg School District GO, Series AA, FGIC Insured,
          5.00%, 9/01/22 ......................................................................         1,390,000         1,415,131
          Pre-Refunded, 6.00%, 9/01/23 ........................................................         4,000,000         4,308,440
       Norristown Area School District GO, FGIC Insured, Pre-Refunded, 5.00%, 9/01/27 .........         5,000,000         5,434,800
       Northampton Borough Municipal Authority Water Revenue, MBIA Insured,
          5.00%, 5/15/34 ......................................................................           445,000           446,500
          Pre-Refunded, 5.00%, 5/15/34 ........................................................         1,955,000         2,163,677
       Northampton County General Purpose Authority Hospital Revenue, St. Lukes Hospital
          Project, Series A, 5.50%, 8/15/35 ...................................................        10,000,000         9,540,900
       Northampton County General Purpose Authority Revenue, Lafayette College, Refunding,
          5.00%, 11/01/34 .....................................................................        20,000,000        20,333,400
       Northeastern York School District GO, Series B, FGIC Insured, 5.00%,
          4/01/30 .............................................................................         1,000,000         1,015,290
          4/01/31 .............................................................................         2,000,000         2,022,160
       Norwin School District GO,
          FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ..........................................         5,000,000         5,313,300
          FSA Insured, 5.00%, 4/01/37 .........................................................        10,000,000        10,062,000
          FSA Insured, Pre-Refunded, 5.00%, 4/01/35 ...........................................         3,000,000         3,337,170
          Series A, MBIA Insured, 5.00%, 4/01/30 ..............................................         1,000,000         1,007,640
          Series B, MBIA Insured, Pre-Refunded, 5.00%, 4/01/31 ................................         6,390,000         6,696,848
       Pennsbury School District GO, FGIC Insured, Pre-Refunded, 5.00%, 1/15/22 ...............         2,835,000         3,070,475


                             Semiannual Report | 193

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                      AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       PENNSYLVANIA (CONTINUED)
       Pennsylvania Economic Development Financing Authority Revenue, Lincoln University,
          Series A, FGIC Insured, 5.00%, 6/01/33 ..............................................   $     3,325,000   $     3,301,392
   (a) Pennsylvania HFA, SFMR, Refunding, Series 103C, 5.45%, 10/01/38 ........................        10,000,000        10,012,999
       Pennsylvania HFAR,
          Future Income Growth Securities, SFM, Series 64, zero cpn. to 10/01/08,
             5.25% thereafter, 4/01/30 ........................................................         3,050,000         2,843,728
          SFM, Refunding, Series 63A, zero cpn., 4/01/30 ......................................        10,885,000         2,831,950
          SFM, Refunding, Series 72A, 5.25%, 4/01/21 ..........................................         7,000,000         6,860,980
       Pennsylvania State Higher Educational Facilities Authority College and University
          Revenues, Allegheny College, Series B, 6.125%, 11/01/13 .............................            90,000            90,163
          Drexel University, MBIA Insured, 5.75%, 5/01/22 .....................................         3,095,000         3,130,964
          Marywood University Project, MBIA Insured, Pre-Refunded, 5.65%, 6/01/25 .............         2,500,000         2,654,000
       Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
          Allegheny Delaware Valley Obligation Group, Refunding, Series A, MBIA Insured,
          5.875%, 11/15/21 ....................................................................        17,000,000        17,088,400
       Pennsylvania State Higher Educational Facilities Authority Revenue,
          Bryn Mawr College, AMBAC Insured, 5.125%, 12/01/29 ..................................         1,500,000         1,522,875
          Bryn Mawr College, Refunding, AMBAC Insured, 5.00%, 12/01/37 ........................         5,000,000         5,066,800
          Drexel University, Series A, 5.00%, 5/01/20 .........................................         1,485,000         1,519,007
          Drexel University, Series A, 5.20%, 5/01/29 .........................................           750,000           756,638
          Drexel University, Series A, MBIA Insured, 5.00%, 5/01/37 ...........................        25,525,000        25,597,746
          La Salle University, Series A, 5.00%, 5/01/37 .......................................         2,500,000         2,243,850
          Philadelphia University, Refunding, 5.00%, 6/01/30 ..................................         2,295,000         2,102,656
          Scranton University, Refunding, Series A, XLCA Insured, 5.00%, 11/01/35 .............         5,000,000         4,904,950
          State System of Higher Education, MBIA Insured, 5.00%, 6/15/37 ......................         7,000,000         7,068,880
          State System of Higher Education, Series R, FSA Insured, 5.00%, 6/15/24 .............         3,140,000         3,158,903
          Temple University, First Series, MBIA Insured, Pre-Refunded, 5.00%, 7/15/31 .........         1,500,000         1,621,725
          Temple University, Refunding, MBIA Insured, 5.00%, 4/01/28 ..........................         5,000,000         5,050,050
          Temple University, Refunding, MBIA Insured, 5.00%, 4/01/33 ..........................        10,000,000         9,929,700
          Trustees University of Pennsylvania, Refunding, Series C, 5.00%, 7/15/38 ............         5,000,000         5,057,600
          University Sciences Philadelphia, Assured Guaranty, 5.00%, 11/01/32 .................         5,000,000         5,107,600
          University Sciences Philadelphia, Refunding, Series A, XLCA Insured, 5.00%,
             11/01/36 .........................................................................         8,315,000         7,893,429
          Widener University, 5.00%, 7/15/31 ..................................................           500,000           464,015
          Widener University, 5.00%, 7/15/39 ..................................................         5,750,000         5,145,905
       Pennsylvania State Public School Building Authority Lease Revenue, School District of
          Philadelphia Project,
          FSA Insured, Pre-Refunded, 5.00%, 6/01/33 ...........................................        32,170,000        35,201,057
          Refunding, Series B, FSA Insured, 5.00%, 6/01/26 ....................................        10,000,000        10,202,300
          Refunding, Series B, FSA Insured, 4.75%, 6/01/30 ....................................         5,000,000         4,880,400
       Pennsylvania State Public School Building Authority Revenue,
          Career Institute of Technology, FGIC Insured, 5.00%, 11/15/28 .......................         1,000,000         1,019,880
          Central Montgomery County Area, FGIC Insured, 5.00%, 5/15/24 ........................         2,500,000         2,551,975
          Lehigh Career and Technical Institution, MBIA Insured, Pre-Refunded, 5.00%,
             10/01/31 .........................................................................         1,000,000         1,075,380
       Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue, Series B, MBIA
          Insured, 5.00%, 12/01/24 ............................................................         1,655,000         1,686,180
          Pre-Refunded, 5.00%, 12/01/31 .......................................................         5,000,000         5,517,200


                             194 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                      AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       PENNSYLVANIA (CONTINUED)
       Pennsylvania State Turnpike Commission Revenue, AMBAC Insured, Pre-Refunded, 5.00%,
          7/15/28 .............................................................................   $    10,000,000   $    10,797,000
          7/15/31 .............................................................................        10,000,000        10,797,000
       Pennsylvania State Turnpike Commission Turnpike Revenue,
          Series A, AMBAC Insured, 5.00%, 12/01/34 ............................................         5,000,000         5,004,900
          Series R, AMBAC Insured, 5.00%, 12/01/26 ............................................         2,000,000         2,029,300
          Series R, AMBAC Insured, 5.00%, 12/01/30 ............................................        11,125,000        11,159,710
       Pennsylvania State University Revenue, 5.00%, 9/01/35 ..................................         1,000,000         1,010,570
       Philadelphia Authority for IDR,
          Cultural and Commercial Corridors Program, Series A, FGIC Insured, 5.00%, 12/01/23 ..         6,205,000         6,119,929
          Cultural and Commercial Corridors Program, Series A, FGIC Insured, 5.00%, 12/01/25 ..         5,690,000         5,498,133
          Please Touch Museum Project, 5.25%, 9/01/36 .........................................         7,210,000         6,245,374
          Series B, AMBAC Insured, 5.25%, 7/01/31 .............................................         2,000,000         2,013,380
       Philadelphia Gas Works Revenue, Twelfth Series B, MBIA Insured, ETM, 7.00%, 5/15/20 ....           865,000         1,041,209
       Philadelphia Hospitals and Higher Education Facilities Authority Hospital Revenue,
          Temple University Health System, Refunding, Series A,
          5.50%, 7/01/30 ......................................................................         5,000,000         4,556,150
          5.00%, 7/01/34 ......................................................................         5,000,000         4,159,150
       Philadelphia Housing Authority Capital Fund Program Revenue, Series A, FSA Insured,
          5.00%, 12/01/21 .....................................................................         5,000,000         5,068,600
       Philadelphia IDA Lease Revenue, Series B, FSA Insured, Pre-Refunded, 5.125%,
          10/01/26 ............................................................................        12,000,000        13,078,800
       Philadelphia Parking Authority Airport Parking Revenue, FSA Insured, 5.25%,
          9/01/22 .............................................................................         3,250,000         3,318,120
          9/01/29 .............................................................................        13,000,000        13,292,890
       Philadelphia RDA Revenue, Neighborhood Transformation, Series C, FGIC Insured, 5.00%,
          4/15/31 .............................................................................        14,565,000        13,155,836
       Philadelphia School District GO,
          Series C, MBIA Insured, Pre-Refunded, 5.75%, 3/01/29 ................................         8,000,000         8,446,000
          Series D, FGIC Insured, Pre-Refunded, 5.125%, 6/01/34 ...............................         5,000,000         5,556,350
       Philadelphia Water and Wastewater Revenue, Series A,
          FGIC Insured, 5.00%, 11/01/31 .......................................................         2,765,000         2,694,493
          FGIC Insured, Pre-Refunded, 5.00%, 11/01/31 .........................................           250,000           271,745
          FSA Insured, 5.00%, 7/01/28 .........................................................         5,000,000         5,133,400
          FSA Insured, 5.00%, 7/01/29 .........................................................        11,645,000        11,921,336
          FSA Insured, 5.00%, 7/01/35 .........................................................         4,500,000         4,530,735
       Pine-Richland School District GO, FSA Insured, 5.00%, 7/15/35 ..........................           200,000           200,794
       Pittsburgh Public Parking Authority Parking Revenue, AMBAC Insured, Pre-Refunded, 6.00%,
          12/01/24 ............................................................................         2,000,000         2,135,120
       Pittsburgh Urban RDA Mortgage Revenue, Series C, GNMA Secured, 5.70%, 4/01/30 ..........         1,310,000         1,298,695
       Pittsburgh Urban RDA Tax Allocation, Pre-Refunded, 6.10%, 5/01/19 ......................         1,000,000         1,029,130
       Pittsburgh Water and Sewer Authority Revenue, FGIC Insured, ETM, 7.25%, 9/01/14 ........           915,000         1,038,241
       Plum Boro School District GO, FGIC Insured, Pre-Refunded, 5.25%, 9/15/30 ...............         8,870,000         9,566,827
       Reading Area Water Authority Water Revenue, FSA Insured, 5.00%, 12/01/27 ...............         3,685,000         3,805,942
       Reading School District GO, FSA Insured, 5.00%, 1/15/36 ................................        23,790,000        24,139,713
       Sayre Health Care Facilities Authority Revenue, Guthrie Healthcare System,
          Refunding, Series A, 5.875%, 12/01/31 ...............................................           555,000           562,726
          Series A, Pre-Refunded, 5.875%, 12/01/31 ............................................         1,945,000         2,160,234


                             Semiannual Report | 195

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                      AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       PENNSYLVANIA (CONTINUED)
       Scranton School District GO, Series C, FSA Insured, 5.00%, 7/15/38 .....................   $     5,000,000   $     5,010,800
       Scranton-Lackawanna Health and Welfare Authority Revenue, University of Scranton,
          XLCA Insured, 5.00%, 11/01/37 .......................................................         8,125,000         7,929,512
       Seneca Valley School District GO, MBIA Insured, Pre-Refunded, 5.375%, 1/01/21 ..........         2,000,000         2,178,940
       Southcentral General Authority Revenue,
          Wellspan Health Obligated, MBIA Insured, ETM, 5.25%, 5/15/31 ........................         1,875,000         1,939,050
          Wellspan Health Obligated, MBIA Insured, Pre-Refunded, 5.25%, 5/15/31 ...............         8,125,000         8,835,612
          York College of Pennsylvania, Associates, XLCA Insured, 5.00%, 5/01/37 ..............         2,090,000         2,040,091
       Southern Lehigh School District GO, Series A, FGIC Insured, Pre-Refunded, 5.00%,
          9/01/25 .............................................................................         6,900,000         7,518,516
       Southmoreland School District GO, MBIA Insured, 5.00%, 4/01/27 .........................         5,025,000         5,149,218
       State Public School Building Authority College Revenue,
          Delaware County Community College Project, FSA Insured, 5.00%, 10/01/32 .............         1,000,000         1,020,560
          Montgomery County Community College, FSA Insured, 5.00%, 5/01/28 ....................         1,225,000         1,268,598
          Westmoreland County Community College, FGIC Insured, 5.25%, 10/15/22 ................         2,170,000         2,219,758
       State Public School Building Authority School Revenue, Northwestern School District
          Project, Series E, FGIC Insured, Pre-Refunded, 5.75%, 1/15/19 .......................         3,000,000         3,043,470
       Susquehanna Area Regional Airport Authority Revenue, Series A, AMBAC Insured, 5.00%,
          1/01/28 .............................................................................         2,000,000         1,839,840
       Susquehanna Area Regional Airport Authority System Revenue, Series A, 6.50%, 1/01/38 ...         4,000,000         3,843,960
       Twin Valley School District GO, FSA Insured, 5.00%, 4/01/23 ............................         2,915,000         3,039,179
       Upper St. Clair Township School District GO,
          FSA Insured, Pre-Refunded, 5.00%, 7/15/28 ...........................................           465,000           499,201
          Refunding, FSA Insured, 5.00%, 7/15/28 ..............................................           535,000           543,416
       Washington County Authority Revenue, Capital Projects and Equipment Program, Refunding,
          AMBAC Insured, 6.15%, 12/01/29 ......................................................         1,000,000         1,005,460
       Washington County GO,
          Refunding, Series A, AMBAC Insured, 5.125%, 9/01/27 .................................         4,295,000         4,365,395
          Series A, AMBAC Insured, Pre-Refunded, 5.125%, 9/01/27 ..............................           705,000           771,517
       West Allegheny School District GO, Refunding, Series D, FGIC Insured, 4.75%,
          9/01/19 .............................................................................         2,000,000         2,021,140
          9/01/20 .............................................................................         3,805,000         3,826,841
       Wilkes-Barre Finance Authority Revenue, Wilkes University Project, Refunding, 5.00%,
          3/01/37 .............................................................................         4,500,000         3,970,260
       Wyoming Area School District GO, Refunding, Series A, MBIA Insured, 5.00%, 9/01/26 .....         5,005,000         5,127,472
                                                                                                                    ---------------
                                                                                                                        917,743,660
                                                                                                                    ---------------
       U.S. TERRITORIES 7.8%
       PUERTO RICO 7.3%
       Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
          6.00%, 7/01/44 ......................................................................         2,100,000         2,180,304
       Puerto Rico Commonwealth GO,
          Public Improvement, Series A, 5.00%, 7/01/29 ........................................         4,000,000         3,820,320
          Public Improvement, Series A, 5.00%, 7/01/33 ........................................        13,960,000        13,145,853
          Public Improvement, Series A, Pre-Refunded, 5.00%, 7/01/27 ..........................         5,000,000         5,449,300
          Public Improvement, Series A, Pre-Refunded, 5.00%, 7/01/33 ..........................        16,040,000        17,690,195
          Series A, 5.00%, 7/01/28 ............................................................         5,000,000         4,781,500
          Series A, 5.25%, 7/01/37 ............................................................        10,000,000         9,597,900


                             196 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                     PRINCIPAL
       FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                      AMOUNT            VALUE
-----------------------------------------------------------------------------------------------   ---------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       U.S. TERRITORIES (CONTINUED)
       PUERTO RICO (CONTINUED)
       Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
          5.00%, 7/01/37 ......................................................................   $     7,010,000   $     6,740,536
       Puerto Rico Electric Power Authority Power Revenue, Series TT, 5.00%, 7/01/32 ..........         5,100,000         4,940,880
       Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series I, 5.00%, 7/01/36 ....         5,950,000         5,512,199
                                                                                                                    ---------------
                                                                                                                         73,858,987
                                                                                                                    ---------------
       VIRGIN ISLANDS 0.5%
       Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 ...         5,000,000         4,773,000
                                                                                                                    ---------------
       TOTAL U.S. TERRITORIES .................................................................                          78,631,987
                                                                                                                    ---------------
       TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
          (COST $987,240,323) .................................................................                         996,375,647
                                                                                                                    ---------------
       SHORT TERM INVESTMENTS 0.6%
       MUNICIPAL BONDS 0.6%
       PENNSYLVANIA 0.5%
   (b) Emmaus General Authority Revenue, FSA Insured, Weekly VRDN and Put, 2.25%,
          12/01/28 ............................................................................         1,000,000         1,000,000
   (b) York General Authority Pooled Financing Revenue, Sub Series 1996-B, AMBAC Insured,
          Weekly VRDN and Put, 10.00%, 9/01/26 ................................................         4,300,000         4,300,000
                                                                                                                    ---------------
                                                                                                                          5,300,000
                                                                                                                    ---------------
       U.S. TERRITORIES 0.1%
       PUERTO RICO 0.1%
   (b) Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A-4, FSA Insured,
          Daily VRDN and Put, 2.30%, 7/01/31 ..................................................           600,000           600,000
   (b) Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series M-3,
          MBIA Insured, Weekly VRDN and Put, 10.00%, 7/01/28 ..................................           400,000           400,000
                                                                                                                    ---------------
                                                                                                                          1,000,000
                                                                                                                    ---------------
       TOTAL SHORT TERM INVESTMENTS (COST $6,300,000) .........................................                           6,300,000
                                                                                                                    ---------------
       TOTAL INVESTMENTS (COST $993,540,323) 99.5% ............................................                       1,002,675,647
       OTHER ASSETS, LESS LIABILITIES 0.5% ....................................................                           4,941,315
                                                                                                                    ---------------
       NET ASSETS 100.0% ......................................................................                     $ 1,007,616,962
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 198.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 197

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
ACA      - American Capital Access Holdings Inc.
ACES     - Adjustable Convertible Exempt Security
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
BHAC     - Brookshire Hathaway Assurance Corp.
CDA      - Community Development Authority/Agency
CDD      - Community Development District
CDR      - Community Development Revenue
CFD      - Community Facilities District
CIFG     - CDC IXIS Financial Guaranty
COP      - Certificate of Participation
EDA      - Economic Development Authority
EDC      - Economic Development Corp.
EDR      - Economic Development Revenue
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FICO     - Financing Corp.
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assurance Inc.
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority/Agency
HFA      - Housing Finance Authority/Agency
HFAR     - Housing Finance Authority Revenue
HFC      - Housing Finance Corp.
HMR      - Home Mortgage Revenue
ID       - Improvement District
IDA      - Industrial Development Authority/Agency
IDAR     - Industrial Development Authority Revenue
IDB      - Industrial Development Bond/Board
IDR      - Industrial Development Revenue
ISD      - Independent School District
MAC      - Municipal Assistance Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
MBS      - Mortgage-Backed Security
MF       - Multi-Family
MFH      - Multi-Family Housing
MFHR     - Multi-Family Housing Revenue
MFR      - Multi-Family Revenue
MTA      - Metropolitan Transit Authority
PBA      - Public Building Authority
PCC      - Pollution Control Corp.
PCR      - Pollution Control Revenue
PFAR     - Public Financing Authority Revenue
PUD      - Public Utility District
RDA      - Redevelopment Agency/Authority
SF       - Single Family
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
SFR      - Single Family Revenue
UHSD     - Unified/Union High School District
USD      - Unified/Union School District
XLCA     - XL Capital Assurance

   The accompanying notes are an integral part of these financial statements.


                            198 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2008 (unaudited)

                                                         FRANKLIN        FRANKLIN       FRANKLIN       FRANKLIN
                                                          ARIZONA        COLORADO      CONNECTICUT      DOUBLE
                                                         TAX-FREE        TAX-FREE       TAX-FREE       TAX-FREE
                                                        INCOME FUND     INCOME FUND    INCOME FUND    INCOME FUND
                                                      --------------   ------------   ------------   ------------
Assets:
   Investments in securities:
      Cost ........................................   $1,092,485,690   $558,409,438   $439,584,727   $593,983,209
                                                      ==============   ============   ============   ============
      Value .......................................   $1,094,677,649   $558,413,340   $440,667,160   $592,628,221
   Cash ...........................................           33,292        138,157        177,385         76,252
   Receivables:
      Capital shares sold .........................        1,371,682      1,960,782      1,790,362      2,857,080
      Interest ....................................       11,652,248      7,707,916      4,303,442      6,093,410
                                                      --------------   ------------   ------------   ------------
         Total assets .............................    1,107,734,871    568,220,195    446,938,349    601,654,963
                                                      --------------   ------------   ------------   ------------
Liabilities:
   Payables:
      Investment securities purchased .............        9,506,150             --     14,707,050             --
      Capital shares redeemed .....................        1,073,381        928,952        181,561        151,214
      Affiliates ..................................          573,363        322,271        257,505        347,726
      Distributions to shareholders ...............        1,189,843        622,830        365,139        636,043
      Professional fees ...........................           15,420         11,225         10,480         11,315
   Accrued expenses and other liabilities .........           43,670         26,086         19,238         14,259
                                                      --------------   ------------   ------------   ------------
         Total liabilities ........................       12,401,827      1,911,364     15,540,973      1,160,557
                                                      --------------   ------------   ------------   ------------
            Net assets, at value ..................   $1,095,333,044   $566,308,831   $431,397,376   $600,494,406
                                                      ==============   ============   ============   ============
Net assets consist of:
   Paid-in capital ................................   $1,113,455,740   $571,924,960   $434,119,827   $605,274,390
   Distributions in excess of net
      investment income ...........................         (256,253)      (130,600)      (227,432)      (129,949)
   Net unrealized appreciation (depreciation) .....        2,191,959          3,902      1,082,433     (1,354,988)
   Accumulated net realized gain (loss) ...........      (20,058,402)    (5,489,431)    (3,577,452)    (3,295,047)
                                                      --------------   ------------   ------------   ------------
            Net assets, at value ..................   $1,095,333,044   $566,308,831   $431,397,376   $600,494,406
                                                      ==============   ============   ============   ============

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 199

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

August 31, 2008 (unaudited)

                                                                    FRANKLIN        FRANKLIN       FRANKLIN       FRANKLIN
                                                                     ARIZONA        COLORADO      CONNECTICUT      DOUBLE
                                                                    TAX-FREE        TAX-FREE       TAX-FREE       TAX-FREE
                                                                   INCOME FUND     INCOME FUND    INCOME FUND    INCOME FUND
                                                                 --------------   ------------   ------------   ------------
CLASS A:
   Net assets, at value ......................................   $1,000,934,683   $494,812,992   $362,374,536   $519,784,844
                                                                 ==============   ============   ============   ============
   Shares outstanding ........................................       94,335,747     43,062,722     33,858,661     45,316,053
                                                                 ==============   ============   ============   ============
   Net asset value per share(a) ..............................   $        10.61   $      11.49   $      10.70   $      11.47
                                                                 ==============   ============   ============   ============
   Maximum offering price per share (net asset value
      per share / 95.75%) ....................................   $        11.08   $      12.00   $      11.17   $      11.98
                                                                 ==============   ============   ============   ============
CLASS B:
   Net assets, at value ......................................   $   16,777,312             --             --             --
                                                                 ==============   ============   ============   ============
   Shares outstanding ........................................        1,571,832             --             --             --
                                                                 ==============   ============   ============   ============
   Net asset value and maximum offering price per share(a) ...   $        10.67             --             --             --
                                                                 ==============   ============   ============   ============
CLASS C:
   Net assets, at value ......................................   $   77,616,063   $ 71,495,839   $ 69,022,840   $ 80,709,562
                                                                 ==============   ============   ============   ============
   Shares outstanding ........................................        7,235,900      6,173,063      6,414,579      7,010,700
                                                                 ==============   ============   ============   ============
   Net asset value and maximum offering price per share(a) ...   $        10.73   $      11.58   $      10.76   $      11.51
                                                                 ==============   ============   ============   ============
ADVISOR CLASS:
   Net assets, at value ......................................   $        4,986             --             --             --
                                                                 ==============   ============   ============   ============
   Shares outstanding ........................................              470             --             --             --
                                                                 ==============   ============   ============   ============
Net asset value and maximum offering price per share .........   $        10.61             --             --             --
                                                                 ==============   ============   ============   ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                             200 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2008 (unaudited)

                                                        FRANKLIN FEDERAL    FRANKLIN FEDERAL      FRANKLIN         FRANKLIN
                                                        INTERMEDIATE-TERM     LIMITED-TERM       HIGH YIELD       NEW JERSEY
                                                            TAX-FREE            TAX-FREE          TAX-FREE         TAX-FREE
                                                           INCOME FUND         INCOME FUND       INCOME FUND      INCOME FUND
                                                        -----------------   ----------------   --------------   --------------
Assets:
   Investments in securities:
      Cost ..........................................      $841,882,092        $79,681,796     $6,115,260,689   $1,422,674,483
                                                           ============        ===========     ==============   ==============
      Value .........................................      $851,500,498        $80,162,027     $6,019,741,336   $1,444,812,057
   Cash .............................................            95,974             98,144            113,893           25,835
   Receivables:
      Capital shares sold ...........................         4,641,830            638,684         13,770,072        3,342,928
      Interest ......................................        10,044,511            657,740         95,825,287       15,066,893
                                                           ------------        -----------     --------------   --------------
         Total assets ...............................       866,282,813         81,556,595      6,129,450,588    1,463,247,713
                                                           ------------        -----------     --------------   --------------
Liabilities:
   Payables:
      Investment securities purchased ...............                --                 --          4,844,250               --
      Capital shares redeemed .......................         1,438,478              2,294          7,494,492          859,051
      Affiliates ....................................           462,739              2,559          3,363,571          840,104
      Distributions to shareholders .................           816,954             66,487          6,896,733        1,232,499
      Professional fees .............................            12,099              9,564             16,157           16,228
   Accrued expenses and other liabilities ...........            63,929              1,603            422,373           68,885
                                                           ------------        -----------     --------------   --------------
         Total liabilities ..........................         2,794,199             82,507         23,037,576        3,016,767
                                                           ------------        -----------     --------------   --------------
            Net assets, at value ....................      $863,488,614        $81,474,088     $6,106,413,012   $1,460,230,946
                                                           ============        ===========     ==============   ==============
Net assets consist of:
   Paid-in capital ..................................      $859,706,425        $81,262,954     $6,625,925,285   $1,439,040,613
   Undistributed net investment income (distributions
      in excess of net investment income) ...........           240,886             92,808         13,481,963         (561,949)
   Net unrealized appreciation (depreciation) .......         9,618,406            480,231        (95,519,353)      22,137,574
   Accumulated net realized gain (loss) .............        (6,077,103)          (361,905)      (437,474,883)        (385,292)
                                                           ------------        -----------     --------------   --------------
            Net assets, at value ....................      $863,488,614        $81,474,088     $6,106,413,012   $1,460,230,946
                                                           ============        ===========     ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 201

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2008 (unaudited)

                                                           FRANKLIN FEDERAL  FRANKLIN FEDERAL      FRANKLIN       FRANKLIN
                                                          INTERMEDIATE-TERM    LIMITED-TERM       HIGH YIELD     NEW JERSEY
                                                               TAX-FREE          TAX-FREE          TAX-FREE       TAX-FREE
                                                             INCOME FUND       INCOME FUND       INCOME FUND    INCOME FUND
                                                          -----------------  ----------------  --------------  --------------
CLASS A:
   Net assets, at value ................................     $810,096,734       $81,474,088    $5,029,743,785  $1,191,665,057
                                                             ============       ===========    ==============  ==============
   Shares outstanding ..................................       71,497,441         8,088,815       500,886,361     100,916,815
                                                             ============       ===========    ==============  ==============
   Net asset value per share(a) ........................     $      11.33       $     10.07    $        10.04  $        11.81
                                                             ============       ===========    ==============  ==============
   Maximum offering price per share (net asset value
      per share / 97.75%, 97.75%, 95.75% and
      95.75%, respectively) ............................     $      11.59       $     10.30    $        10.49  $        12.33
                                                             ============       ===========    ==============  ==============
CLASS B:
   Net assets, at value ................................               --                --    $  122,032,579  $   57,709,956
                                                             ============       ===========    ==============  ==============
   Shares outstanding ..................................               --                --        12,068,329       4,858,809
                                                             ============       ===========    ==============  ==============
   Net asset value and maximum offering price
      per share(a) .....................................               --                --    $        10.11  $        11.88
                                                             ============       ===========    ==============  ==============
CLASS C:
   Net assets, at value ................................     $ 53,391,880                --    $  776,415,143  $  210,151,786
                                                             ============       ===========    ==============  ==============
   Shares outstanding ..................................        4,703,468                --        76,409,108      17,642,067
                                                             ============       ===========    ==============  ==============
   Net asset value and maximum offering price
      per share(a) .....................................     $      11.35                --    $        10.16  $        11.91
                                                             ============       ===========    ==============  ==============
ADVISOR CLASS:
   Net assets, at value ................................               --                --    $  178,221,505  $      704,147
                                                             ============       ===========    ==============  ==============
   Shares outstanding ..................................               --                --        17,709,009          59,633
                                                             ============       ===========    ==============  ==============
   Net asset value and maximum offering price
      per share(a) .....................................               --                --    $        10.06  $        11.81
                                                             ============       ===========    ==============  ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                             202 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2008 (unaudited)

                                                                                FRANKLIN        FRANKLIN
                                                                                 OREGON      PENNSYLVANIA
                                                                                TAX-FREE        TAX-FREE
                                                                               INCOME FUND     INCOME FUND
                                                                              ------------   --------------
Assets:
   Investments in securities:
      Cost ................................................................   $890,117,473   $  993,540,323
                                                                              ============   ==============
      Value ...............................................................   $908,147,948   $1,002,675,647
   Cash ...................................................................         40,680           32,636
   Receivables:
      Capital shares sold .................................................      2,108,875        2,210,233
      Interest ............................................................     10,064,462       14,632,466
                                                                              ------------   --------------
         Total assets .....................................................    920,361,965    1,019,550,982
                                                                              ------------   --------------
Liabilities:
   Payables:
      Investment securities purchased .....................................             --       10,000,000
      Capital shares redeemed .............................................      1,098,439          218,532
      Affiliates ..........................................................        507,478          585,089
      Distributions to shareholders .......................................        788,299        1,050,774
      Professional fees ...................................................         13,883           15,363
   Accrued expenses and other liabilities .................................         44,919           64,262
                                                                              ------------   --------------
         Total liabilities ................................................      2,453,018       11,934,020
                                                                              ------------   --------------
            Net assets, at value ..........................................   $917,908,947   $1,007,616,962
                                                                              ============   ==============
Net assets consist of:
   Paid-in capital ........................................................   $904,528,512   $1,005,214,800
   Undistributed net investment income (distributions in excess of net
      investment income) ..................................................      1,346,828          (93,258)
   Net unrealized appreciation (depreciation) .............................     18,030,475        9,135,324
   Accumulated net realized gain (loss) ...................................     (5,996,868)      (6,639,904)
                                                                              ============   ==============
            Net assets, at value ..........................................   $917,908,947   $1,007,616,962
                                                                              ============   ==============
CLASS A:
   Net assets, at value ...................................................   $801,368,688   $  839,270,264
                                                                              ============   ==============
   Shares outstanding .....................................................     69,052,825       83,196,420
                                                                              ============   ==============
   Net asset value per share(a) ...........................................   $      11.61   $        10.09
                                                                              ============   ==============
   Maximum offering price per share (net asset value per share / 95.75%) ..   $      12.13   $        10.54
                                                                              ============   ==============
CLASS B:
   Net assets, at value ...................................................             --   $   35,551,316
                                                                              ============   ==============
   Shares outstanding .....................................................             --        3,512,036
                                                                              ============   ==============
   Net asset value and maximum offering price per share(a) ................             --   $        10.12
                                                                              ============   ==============
CLASS C:
   Net assets, at value ...................................................   $116,540,259   $  132,795,382
                                                                              ============   ==============
   Shares outstanding .....................................................      9,938,050       13,053,784
                                                                              ============   ==============
   Net asset value and maximum offering price per share(a) ................   $      11.73   $        10.17
                                                                              ============   ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 203

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the six months ended August 31, 2008 (unaudited)

                                                            FRANKLIN     FRANKLIN     FRANKLIN     FRANKLIN
                                                            ARIZONA      COLORADO   CONNECTICUT     DOUBLE
                                                            TAX-FREE     TAX-FREE     TAX-FREE     TAX-FREE
                                                          INCOME FUND  INCOME FUND  INCOME FUND  INCOME FUND
                                                          -----------  -----------  -----------  -----------
Investment income:
   Interest ............................................  $26,813,269  $13,800,243  $ 9,909,248  $14,391,341
                                                          -----------  -----------  -----------  -----------
Expenses:
   Management fees (Note 3a) ...........................    2,532,564    1,355,141    1,047,808    1,428,843
   Distribution fees: (Note 3c)
      Class A ..........................................      491,326      241,674      169,908      252,646
      Class B ..........................................       57,912           --           --           --
      Class C ..........................................      239,790      211,816      207,713      246,700
   Transfer agent fees (Note 3e) .......................      147,759       97,512       71,459      132,371
   Custodian fees ......................................        7,719        3,826        2,831        4,102
   Reports to shareholders .............................       24,155       16,756       10,418       18,494
   Registration and filing fees ........................       12,004        5,776        4,816       25,646
   Professional fees ...................................       17,186       12,203       11,181       12,343
   Trustees' fees and expenses .........................        3,912        2,134        1,453        2,251
   Other ...............................................       29,650       19,691       17,876       17,832
                                                          -----------  -----------  -----------  -----------
         Total expenses ................................    3,563,977    1,966,529    1,545,463    2,141,228
                                                          -----------  -----------  -----------  -----------
            Net investment income ......................   23,249,292   11,833,714    8,363,785   12,250,113
                                                          -----------  -----------  -----------  -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ...........    1,781,102      255,584      (62,054)  (1,163,850)
   Net change in unrealized appreciation (depreciation)
      on investments ...................................   27,001,657   15,272,759   11,041,076   18,552,323
                                                          -----------  -----------  -----------  -----------
Net realized and unrealized gain (loss) ................   28,782,759   15,528,343   10,979,022   17,388,473
                                                          -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting
   from operations .....................................  $52,032,051  $27,362,057  $19,342,807  $29,638,586
                                                          ===========  ===========  ===========  ===========

   The accompanying notes are an integral part of these financial statements.


                             204 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended August 31, 2008 (unaudited)

                                                           FRANKLIN FEDERAL  FRANKLIN FEDERAL    FRANKLIN      FRANKLIN
                                                          INTERMEDIATE-TERM    LIMITED-TERM     HIGH YIELD    NEW JERSEY
                                                               TAX-FREE           TAX-FREE       TAX-FREE      TAX-FREE
                                                             INCOME FUND        INCOME FUND     INCOME FUND  INCOME FUND
                                                          -----------------  ----------------  ------------  -----------
Investment income:
   Interest ............................................     $18,262,802         $1,072,762    $181,150,857  $34,216,497
                                                             -----------         ----------    ------------  -----------
Expenses:
   Management fees (Note 3a) ...........................       1,952,378            147,086      13,710,126    3,307,347
   Administrative fees (Note 3b) .......................              --             58,835              --           --
   Distribution fees: (Note 3c)
      Class A ..........................................         378,451             43,414       2,470,637      582,301
      Class B ..........................................              --                 --         435,198      196,406
      Class C ..........................................         145,359                 --       2,454,096      629,348
   Transfer agent fees (Note 3e) .......................         219,717              8,423       1,270,081      266,178
   Custodian fees ......................................           5,390                244          44,893        9,947
   Reports to shareholders .............................          37,550              2,001         191,061       40,483
   Registration and filing fees ........................          54,491             34,516         113,885       11,166
   Professional fees ...................................          13,941              9,708          52,473       18,753
   Trustees' fees and expenses .........................           2,547                107          26,286        4,963
   Other ...............................................          35,296             10,163         150,851       36,062
                                                             -----------         ----------    ------------  -----------
         Total expenses ................................       2,845,120            314,497      20,919,587    5,102,954
         Expenses waived/paid by affiliates (Note 3f) ..              --           (167,410)             --           --
                                                             -----------         ----------    ------------  -----------
            Net expenses ...............................       2,845,120            147,087      20,919,587    5,102,954
                                                             -----------         ----------    ------------  -----------
               Net investment income ...................      15,417,682            925,675     160,231,270   29,113,543
                                                             -----------         ----------    ------------  -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ...........         310,759            (15,357)     (9,105,200)     934,775
   Net change in unrealized appreciation (depreciation)
      on investments ...................................      18,101,251            523,538      35,202,580   38,817,550
                                                             -----------         ----------    ------------  -----------
Net realized and unrealized gain (loss) ................      18,412,010            508,181      26,097,380   39,752,325
                                                             -----------         ----------    ------------  -----------
Net increase (decrease) in net assets resulting
   from operations .....................................     $33,829,692         $1,433,856    $186,328,650  $68,865,868
                                                             ===========         ==========    ============  ===========

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 205

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended August 31, 2008 (unaudited)

                                                                           FRANKLIN      FRANKLIN
                                                                            OREGON     PENNSYLVANIA
                                                                           TAX-FREE      TAX-FREE
                                                                         INCOME FUND    INCOME FUND
                                                                         -----------   ------------
Investment income:
   Interest ..........................................................   $21,370,793   $24,441,976
                                                                         -----------   -----------
Expenses:
   Management fees (Note 3a) .........................................     2,121,371     2,338,146
   Distribution fees: (Note 3c)
      Class A ........................................................       389,825       400,856
      Class B ........................................................            --       121,270
      Class C ........................................................       355,697       403,471
   Transfer agent fees (Note 3e) .....................................       143,311       233,771
   Custodian fees ....................................................         6,171         7,018
   Reports to shareholders ...........................................        23,959        34,210
   Registration and filing fees ......................................         6,755         6,409
   Professional fees .................................................        15,557        16,871
   Trustees' fees and expenses .......................................         3,209         3,876
   Other .............................................................        30,516        28,499
                                                                         -----------   -----------
         Total expenses ..............................................     3,096,371     3,594,397
                                                                         -----------   -----------
            Net investment income ....................................    18,274,422    20,847,579
                                                                         -----------   -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .........................       319,732      (512,625)
   Net change in unrealized appreciation (depreciation)
      on investments .................................................    25,244,327    24,301,301
                                                                         -----------   -----------
Net realized and unrealized gain (loss) ..............................    25,564,059    23,788,676
                                                                         -----------   -----------
Net increase (decrease) in net assets resulting from operations ......   $43,838,481   $44,636,255
                                                                         ===========   ===========

   The accompanying notes are an integral part of these financial statements.


                            206 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    FRANKLIN ARIZONA                     FRANKLIN COLORADO
                                                                  TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND
                                                          -----------------------------------  -----------------------------------
                                                          SIX MONTHS ENDED                     SIX MONTHS ENDED
                                                           AUGUST 31, 2008      YEAR ENDED      AUGUST 31, 2008      YEAR ENDED
                                                             (UNAUDITED)    FEBRUARY 29, 2008     (UNAUDITED)    FEBRUARY 29, 2008
                                                          ----------------  -----------------  ----------------  -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ............................   $   23,249,292    $   43,894,585      $ 11,833,714      $ 20,910,430
      Net realized gain (loss) from investments ........        1,781,102         1,596,150           255,584           168,730
      Net change in unrealized appreciation
         (depreciation) on investments .................       27,001,657       (82,873,545)       15,272,759       (42,674,984)
                                                           --------------    --------------      ------------      ------------
            Net increase (decrease) in net assets
               resulting from operations ...............       52,032,051       (37,382,810)       27,362,057       (21,595,824)
                                                           --------------    --------------      ------------      ------------
   Distributions to shareholders from:
      Net investment income:
         Class A .......................................      (21,249,125)      (41,226,722)      (10,527,965)      (18,762,346)
         Class B .......................................         (336,368)         (721,813)               --                --
         Class C .......................................       (1,375,726)       (2,337,570)       (1,223,178)       (1,975,690)
         Advisor Class .................................              (36)               --                --                --
                                                           --------------    --------------      ------------      ------------
   Total distributions to shareholders .................      (22,961,255)      (44,286,105)      (11,751,143)      (20,738,036)
                                                           --------------    --------------      ------------      ------------
   Capital share transactions: (Note 2)
         Class A .......................................       59,855,414        60,653,009        36,438,477        55,622,490
         Class B .......................................       (1,621,929)       (1,728,316)               --                --
         Class C .......................................       11,316,719        11,159,964        13,638,662         9,911,611
         Advisor Class .................................            5,000                --                --                --
                                                           --------------    --------------      ------------      ------------
   Total capital share transactions ....................       69,555,204        70,084,657        50,077,139        65,534,101
                                                           --------------    --------------      ------------      ------------
   Redemption fees .....................................              907             3,235                71               108
                                                           --------------    --------------      ------------      ------------
               Net increase (decrease) in
                  net assets ...........................       98,626,907       (11,581,023)       65,688,124        23,200,349
Net assets:
   Beginning of period .................................      996,706,137     1,008,287,160       500,620,707       477,420,358
                                                           --------------    --------------      ------------      ------------
   End of period .......................................   $1,095,333,044    $  996,706,137      $566,308,831      $500,620,707
                                                           --------------    --------------      ------------      ------------
Distributions in excess of net investment income
   included in net assets:
      End of period ....................................   $     (256,253)   $     (544,290)     $   (130,600)     $   (213,171)
                                                           ==============    ==============      ============      ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 207

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                             FRANKLIN CONNECTICUT                FRANKLIN DOUBLE
                                                             TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                       -------------------------------   -------------------------------
                                                       SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                                                        AUGUST 31, 2008     FEBRUARY      AUGUST 31, 2008     FEBRUARY
                                                          (UNAUDITED)       29, 2008        (UNAUDITED)       29, 2008
                                                       ----------------   ------------   ----------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................     $  8,363,785     $ 15,190,520     $ 12,250,113     $ 21,548,060
      Net realized gain (loss) from investments ....          (62,054)          95,770       (1,163,850)      (1,152,627)
      Net change in unrealized appreciation
         (depreciation) on investments .............       11,041,076      (25,882,364)      18,552,323      (43,332,175)
                                                         ------------     ------------     ------------     ------------
            Net increase (decrease) in net assets
               resulting from operations ...........       19,342,807      (10,596,074)      29,638,586      (22,936,742)
                                                         ------------     ------------     ------------     ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................       (7,215,303)     (13,244,839)     (10,741,340)     (19,216,814)
         Class C ...................................       (1,149,631)      (1,981,566)      (1,394,841)      (2,343,586)
                                                         ------------     ------------     ------------     ------------
   Total distributions to shareholders .............       (8,364,934)     (15,226,405)     (12,136,181)     (21,560,400)
                                                         ------------     ------------     ------------     ------------
   Capital share transactions: (Note 2)
         Class A ...................................       37,093,948       32,628,406       41,972,462       72,989,889
         Class C ...................................       12,291,102        6,344,477       11,519,657       13,745,139
                                                         ------------     ------------     ------------     ------------
   Total capital share transactions ................       49,385,050       38,972,883       53,492,119       86,735,028
                                                         ------------     ------------     ------------     ------------
   Redemption fees .................................              905            2,135                2              432
                                                         ------------     ------------     ------------     ------------
            Net increase (decrease) in net assets ..       60,363,828       13,152,539       70,994,526       42,238,318
Net assets:
   Beginning of period .............................      371,033,548      357,881,009      529,499,880      487,261,562
                                                         ------------     ------------     ------------     ------------
   End of period ...................................     $431,397,376     $371,033,548     $600,494,406     $529,499,880
                                                         ============     ============     ============     ============
Distributions in excess of net investment income
   included in net assets:
      End of period ................................     $   (227,432)    $   (226,283)    $   (129,949)    $   (243,881)
                                                         ============     ============     ============     ============

   The accompanying notes are an integral part of these financial statements.


                             208 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                               FRANKLIN FEDERAL                 FRANKLIN FEDERAL
                                                              INTERMEDIATE-TERM                   LIMITED-TERM
                                                             TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                       -------------------------------   ------------------------------
                                                       SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                                                        AUGUST 31, 2008     FEBRUARY      AUGUST 31, 2008     FEBRUARY
                                                          (UNAUDITED)       29, 2008        (UNAUDITED)       29, 2008
                                                       ----------------   ------------   ----------------   -----------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................     $ 15,417,682     $ 24,865,467     $   925,675      $   812,853
      Net realized gain (loss) from investments ....          310,759       (1,463,582)        (15,357)           6,997
      Net change in unrealized appreciation
         (depreciation) on investments .............       18,101,251      (25,535,275)        523,538           15,741
                                                         ------------     ------------     -----------      -----------
            Net increase (decrease) in net assets
               resulting from operations ...........       33,829,692       (2,133,390)      1,433,856          835,591
                                                         ------------     ------------     -----------      -----------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................      (14,103,034)     (24,178,554)       (847,232)        (848,587)
         Class C ...................................         (692,598)        (929,706)             --               --
                                                         ------------     ------------     -----------      -----------
   Total distributions to shareholders .............      (14,795,632)     (25,108,260)       (847,232)        (848,587)
                                                         ------------     ------------     -----------      -----------
   Capital share transactions: (Note 2)
         Class A ...................................       92,145,747      114,449,992      36,972,998       25,243,504
         Class C ...................................       17,708,547        7,574,428              --               --
                                                         ------------     ------------     -----------      -----------
   Total capital share transactions ................      109,854,294      122,024,420      36,972,998       25,243,504
                                                         ------------     ------------     -----------      -----------
   Redemption fees .................................            4,649           11,727             195            1,188
                                                         ------------     ------------     -----------      -----------
            Net increase (decrease) in net assets ..      128,893,003       94,794,497      37,559,817       25,231,696
Net assets:
   Beginning of period .............................      734,595,611      639,801,114      43,914,271       18,682,575
                                                         ------------     ------------     -----------      -----------
   End of period ...................................     $863,488,614     $734,595,611     $81,474,088      $43,914,271
                                                         ============     ============     ===========      ===========
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
      End of period ................................     $    240,886     $   (381,164)    $    92,808      $    14,365
                                                         ============     ============     ===========      ===========

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 209

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                              FRANKLIN HIGH YIELD                 FRANKLIN NEW JERSEY
                                                              TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                       ---------------------------------   ---------------------------------
                                                       SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED     YEAR ENDED
                                                        AUGUST 31, 2008      FEBRUARY       AUGUST 31, 2008      FEBRUARY
                                                          (UNAUDITED)        29, 2008         (UNAUDITED)        29, 2008
                                                       ----------------   --------------   ----------------   --------------
Increase (decrease) in net assets:
   Operations:
   Net investment income ...........................    $  160,231,270    $  302,240,275    $   29,113,543    $   53,319,442
   Net realized gain (loss) from investments .......        (9,105,200)      (65,781,744)          934,775           585,689
   Net change in unrealized appreciation
      (depreciation) on investments ................        35,202,580      (549,544,067)       38,817,550       (85,633,954)
                                                        --------------    --------------    --------------    --------------
         Net increase (decrease) in net assets
            resulting from operations ..............       186,328,650      (313,085,536)       68,865,868       (31,728,823)
                                                        --------------    --------------    --------------    --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................      (132,257,199)     (253,354,831)      (24,333,001)      (44,993,101)
         Class B ...................................        (3,137,844)       (7,712,274)       (1,095,665)       (2,418,675)
         Class C ...................................       (17,530,633)      (32,097,488)       (3,460,684)       (6,021,906)
         Advisor Class .............................        (4,344,125)       (4,961,732)           (2,643)               --
                                                        --------------    --------------    --------------    --------------
   Total distributions to shareholders .............      (157,269,801)     (298,126,325)      (28,891,993)      (53,433,682)
                                                        --------------    --------------    --------------    --------------
   Capital share transactions: (Note 2)
         Class A ...................................       220,664,566       (34,911,873)       77,499,279       144,596,476
         Class B ...................................       (18,841,416)      (58,694,299)       (4,569,112)       (7,663,204)
         Class C ...................................        75,550,472         9,046,334        38,098,685        19,023,864
         Advisor Class .............................        34,348,850       102,101,660           707,540                --
                                                        --------------    --------------    --------------    --------------
   Total capital share transactions ................       311,722,472        17,541,822       111,736,392       155,957,136
                                                        --------------    --------------    --------------    --------------
   Redemption fees .................................             6,465            20,713             2,210            18,285
                                                        --------------    --------------    --------------    --------------
            Net increase (decrease) in net assets ..       340,787,786      (593,649,326)      151,712,477        70,812,916
Net assets:
   Beginning of period .............................     5,765,625,226     6,359,274,552     1,308,518,469     1,237,705,553
                                                        --------------    --------------    --------------    --------------
   End of period ...................................    $6,106,413,012    $5,765,625,226    $1,460,230,946    $1,308,518,469
                                                        ==============    ==============    ==============    ==============
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
   End of period ...................................    $   13,481,963    $   10,520,494    $     (561,949)   $     (783,499)
                                                        ==============    ==============    ==============    ==============

   The accompanying notes are an integral part of these financial statements.


                             210 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                               FRANKLIN OREGON                FRANKLIN PENNSYLVANIA
                                                             TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                       -------------------------------   -------------------------------
                                                       SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                                                        AUGUST 31, 2008     FEBRUARY      AUGUST 31, 2008     FEBRUARY
                                                          (UNAUDITED)       29, 2008        (UNAUDITED)       29, 2008
                                                       ----------------   ------------   ----------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................     $ 18,274,422     $ 33,232,275    $   20,847,579    $ 37,896,936
      Net realized gain (loss) from investments ....          319,732       (1,037,084)         (512,625)      2,020,609
      Net change in unrealized appreciation
         (depreciation) on investments .............       25,244,327      (47,614,903)       24,301,301     (61,479,260)
                                                         ------------     ------------    --------------    ------------
            Net increase (decrease) in net assets
               resulting from operations ...........       43,838,481      (15,419,712)       44,636,255     (21,561,715)
                                                         ------------     ------------    --------------    ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................      (16,204,538)     (29,363,730)      (17,438,411)    (32,486,231)
         Class B ...................................               --               --          (684,260)     (1,502,874)
         Class C ...................................       (1,943,335)      (3,328,278)       (2,237,307)     (3,775,781)
                                                         ------------     ------------    --------------    ------------
   Total distributions to shareholders .............      (18,147,873)     (32,692,008)      (20,359,978)    (37,764,886)
                                                         ------------     ------------    --------------    ------------
   Capital share transactions: (Note 2)
         Class A ...................................       59,103,111       75,212,282        48,671,877      72,804,990
         Class B ...................................               --               --        (2,801,407)     (4,030,087)
         Class C ...................................       16,666,040       10,709,229        22,680,780      13,664,921
                                                         ------------     ------------    --------------    ------------
   Total capital share transactions ................       75,769,151       85,921,511        68,551,250      82,439,824
                                                         ------------     ------------    --------------    ------------
   Redemption fees .................................            1,026            3,271               501           4,771
                                                         ------------     ------------    --------------    ------------
            Net increase (decrease) in net assets ..      101,460,785       37,813,062        92,828,028      23,117,994
Net assets:
   Beginning of period .............................      816,448,162      778,635,100       914,788,934     891,670,940
                                                         ------------     ------------    --------------    ------------
   End of period ...................................     $917,908,947     $816,448,162    $1,007,616,962    $914,788,934
                                                         ============     ============    ==============    ============
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
   End of period ...................................     $  1,346,828     $  1,220,279    $      (93,258)   $   (580,859)
                                                         ============     ============    ==============    ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 211

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-four separate funds. All funds included in this report (Funds) are diversified, except the Franklin Double Tax-Free Income Fund, which is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective July 1, 2008, the Franklin Arizona Tax-Free Income Fund and the Franklin New Jersey Tax-Free Income Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                  CLASS A & CLASS C
-------                                  ------------------------------------------
Franklin Federal Limited-Term Tax-Free   Franklin Colorado Tax-Free Income Fund
   Income Fund                           Franklin Connecticut Tax-Free Income Fund
                                         Franklin Double Tax-Free Income Fund
                                         Franklin Federal Intermediate-Term Tax-Free
                                            Income Fund
                                         Franklin Oregon Tax-Free Income Fund

CLASS A, CLASS B & CLASS C               CLASS A, CLASS B, CLASS C & ADVISOR CLASS
--------------------------               -----------------------------------------
Franklin Pennsylvania Tax-Free Income    Franklin Arizona Tax-Free Income Fund
   Fund                                  Franklin High Yield Tax-Free Income Fund
                                         Franklin New Jersey Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the


                            212 | Semiannual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of August 31, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


                             Semiannual Report | 213

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee will be eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                            214 | Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                             FRANKLIN ARIZONA            FRANKLIN COLORADO
                                                           TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                       ---------------------------   -------------------------
                                                          SHARES         AMOUNT        SHARES        AMOUNT
                                                       -----------   -------------   ----------   ------------
CLASS A SHARES:
Six Months ended August 31, 2008
   Shares sold .....................................    10,808,258   $ 115,637,874    6,226,847   $ 72,013,915
   Shares issued in reinvestment of distributions ..     1,112,592      11,877,845      544,339      6,292,137
   Shares redeemed .................................    (6,345,914)    (67,660,305)  (3,623,642)   (41,867,575)
                                                       -----------   -------------   ----------   ------------
   Net increase (decrease) .........................     5,574,936   $  59,855,414    3,147,544   $ 36,438,477
                                                       ===========   =============   ==========   ============
Year ended February 29, 2008
   Shares sold .....................................    16,249,411   $ 177,756,709    8,421,827   $ 99,998,830
   Shares issued in reinvestment of distributions ..     2,063,970      22,538,873      917,420     10,876,440
   Shares redeemed .................................   (12,817,463)   (139,642,573)  (4,661,778)   (55,252,780)
                                                       -----------   -------------   ----------   ------------
   Net increase (decrease) .........................     5,495,918   $  60,653,009    4,677,469   $ 55,622,490
                                                       ===========   =============   ==========   ============
CLASS B SHARES:
Six Months ended August 31, 2008
   Shares sold .....................................         9,648   $     104,087
   Shares issued in reinvestment of distributions ..        19,797         212,673
   Shares redeemed .................................      (180,568)     (1,938,689)
                                                       -----------   -------------
   Net increase (decrease) .........................      (151,123)  $  (1,621,929)
                                                       ===========   =============
Year ended February 29, 2008
   Shares sold .....................................       110,231   $   1,185,921
   Shares issued in reinvestment of distributions ..        38,372         421,666
   Shares redeemed .................................      (302,851)     (3,335,903)
                                                       -----------   -------------
   Net increase (decrease) .........................      (154,248)  $  (1,728,316)
                                                       ===========   =============
CLASS C SHARES:
Six Months ended August 31, 2008
   Shares sold .....................................     1,654,416   $  17,877,359    1,742,386   $ 20,311,164
   Shares issued in reinvestment of distributions ..        83,864         904,892       73,059        851,017
   Shares redeemed .................................      (691,336)     (7,465,532)    (646,030)    (7,523,519)
                                                       -----------   -------------   ----------   ------------
   Net increase (decrease) .........................     1,046,944   $  11,316,719    1,169,415   $ 13,638,662
                                                       ===========   =============   ==========   ============
Year ended February 29, 2008
   Shares sold .....................................     1,910,476   $  21,108,685    1,637,001   $ 19,595,410
   Shares issued in reinvestment of distributions ..       132,425       1,461,258      110,452      1,319,254
   Shares redeemed .................................    (1,035,304)    (11,409,979)    (921,903)   (11,003,053)
                                                       -----------   -------------   ----------   ------------
   Net increase (decrease) .........................     1,007,597   $  11,159,964      825,550   $  9,911,611
                                                       ===========   =============   ==========   ============
ADVISOR CLASS SHARES:
Period ended August 31, 2008(a)
   Shares sold .....................................           470   $       5,000
                                                       -----------   -------------
   Net increase (decrease) .........................           470   $       5,000
                                                       ===========   =============

(a)  For the period July 1, 2008 (effective date) to August 31, 2008.


                             Semiannual Report | 215

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                           FRANKLIN CONNECTICUT           FRANKLIN DOUBLE
                                                           TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                       ---------------------------   -------------------------
                                                          SHARES         AMOUNT        SHARES        AMOUNT
                                                       -----------   -------------   ----------   ------------
CLASS A SHARES:
Six Months ended August 31, 2008
   Shares sold .....................................    6,242,019    $ 67,090,181     5,652,153   $ 65,070,596
   Shares issued in reinvestment of distributions ..      392,999       4,218,162       664,263      7,645,508
   Shares redeemed .................................   (3,183,746)    (34,214,395)   (2,674,367)   (30,743,642)
                                                       ----------    ------------    ----------   ------------
   Net increase (decrease) .........................    3,451,272    $ 37,093,948     3,642,049   $ 41,972,462
                                                       ==========    ============    ==========   ============
Year ended February 29, 2008
   Shares sold .....................................    7,329,502    $ 80,072,069    11,692,561   $138,191,821
   Shares issued in reinvestment of distributions ..      696,086       7,604,451     1,130,372     13,331,291
   Shares redeemed .................................   (5,040,494)    (55,048,114)   (6,662,902)   (78,533,223)
                                                       ----------    ------------    ----------   ------------
   Net increase (decrease) .........................    2,985,094    $ 32,628,406     6,160,031   $ 72,989,889
                                                       ==========    ============    ==========   ============
CLASS C SHARES:
Six Months ended August 31, 2008
   Shares sold .....................................    1,638,678    $ 17,735,314     1,369,649   $ 15,830,951
   Shares issued in reinvestment of distributions ..       68,941         744,006        80,277        927,335
   Shares redeemed .................................     (571,487)     (6,188,218)     (453,665)    (5,238,629)
                                                       ----------    ------------    ----------   ------------
   Net increase (decrease) .........................    1,136,132    $ 12,291,102       996,261   $ 11,519,657
                                                       ==========    ============    ==========   ============
Year ended February 29, 2008
   Shares sold .....................................    1,374,411    $ 15,127,228     1,965,445   $ 23,306,648
   Shares issued in reinvestment of distributions ..      111,175       1,220,793       129,458      1,531,953
   Shares redeemed .................................     (910,872)    (10,003,544)     (938,169)   (11,093,462)
                                                       ----------    ------------    ----------   ------------
   Net increase (decrease) .........................      574,714    $  6,344,477     1,156,734   $ 13,745,139
                                                       ==========    ============    ==========   ============

                                                             FRANKLIN FEDERAL             FRANKLIN FEDERAL
                                                            INTERMEDIATE-TERM               LIMITED-TERM
                                                           TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                       ---------------------------   -------------------------
                                                          SHARES         AMOUNT        SHARES        AMOUNT
                                                       -----------   -------------   ----------   ------------
CLASS A SHARES:
Six Months ended August 31, 2008
   Shares sold .....................................    16,536,683   $ 187,266,244    4,430,255   $ 44,490,098
   Shares issued in reinvestment of distributions ..       768,877       8,715,518       61,461        617,423
   Shares redeemed .................................    (9,172,650)   (103,836,015)    (810,692)    (8,134,523)
                                                       -----------   -------------   ----------   ------------
   Net increase (decrease) .........................     8,132,910   $  92,145,747    3,681,024   $ 36,972,998
                                                       ===========   =============   ==========   ============
Year ended February 29, 2008
   Shares sold .....................................    23,760,378   $ 270,017,318    3,660,204   $ 36,547,690
   Shares issued in reinvestment of distributions ..     1,389,981      15,783,901       63,352        631,847
   Shares redeemed .................................   (15,080,606)   (171,351,227)  (1,197,060)   (11,936,033)
                                                       -----------   -------------   ----------   ------------
   Net increase (decrease) .........................    10,069,753   $ 114,449,992    2,526,496   $ 25,243,504
                                                       ===========   =============   ==========   ============


                             216 | Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                           FRANKLIN FEDERAL
                                                          INTERMEDIATE-TERM
                                                         TAX-FREE INCOME FUND
                                                       -----------------------
                                                         SHARES       AMOUNT
                                                       ---------   -----------
CLASS C SHARES:
Six Months ended August 31, 2008
   Shares sold .....................................   2,006,291   $22,752,433
   Shares issued in reinvestment of distributions ..      36,229       411,333
   Shares redeemed .................................    (481,160)   (5,455,219)
                                                       ---------   -----------
   Net increase (decrease) .........................   1,561,360   $17,708,547
                                                       =========   ===========
Year ended February 29, 2008
   Shares sold .....................................   1,317,329   $15,038,582
   Shares issued in reinvestment of distributions ..      52,715       599,721
   Shares redeemed .................................    (709,443)   (8,063,875)
                                                       ---------   -----------
   Net increase (decrease) .........................     660,601   $ 7,574,428
                                                       =========   ===========

                                                           FRANKLIN HIGH YIELD           FRANKLIN NEW JERSEY
                                                           TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                       ---------------------------   ---------------------------
                                                          SHARES         AMOUNT         SHARES         AMOUNT
                                                       -----------   -------------   -----------   -------------
CLASS A SHARES:
Six Months ended August 31, 2008
   Shares sold .....................................    50,373,536   $ 512,473,415    15,087,507   $ 178,671,283
   Shares issued in reinvestment of distributions ..     7,510,344      76,149,304     1,282,701      15,154,608
   Shares redeemed .................................   (36,244,079)   (367,958,153)   (9,862,444)   (116,326,612)
                                                       -----------   -------------   -----------   -------------
   Net increase (decrease) .........................    21,639,801   $ 220,664,566     6,507,764   $  77,499,279
                                                       ===========   =============   ===========   =============
Year ended February 29, 2008
   Shares sold .....................................    71,501,765   $ 764,154,777    24,068,387   $ 289,322,709
   Shares issued in reinvestment of distributions ..    13,397,140     143,166,037     2,259,938      27,128,809
   Shares redeemed .................................   (88,406,003)   (942,232,687)  (14,338,394)   (171,855,042)
                                                       -----------   -------------   -----------   -------------
   Net increase (decrease) .........................    (3,507,098)  $ (34,911,873)   11,989,931   $ 144,596,476
                                                       ===========   =============   ===========   =============
CLASS B SHARES:
Six Months ended August 31, 2008
   Shares sold .....................................       173,007   $   1,765,501        49,933   $     594,947
   Shares issued in reinvestment of distributions ..       176,579       1,803,491        61,484         730,808
   Shares redeemed .................................    (2,193,571)    (22,410,408)     (495,960)     (5,894,867)
                                                       -----------   -------------   -----------   -------------
   Net increase (decrease) .........................    (1,843,985)  $ (18,841,416)     (384,543)  $  (4,569,112)
                                                       ===========   =============   ===========   =============
Year ended February 29, 2008
   Shares sold .....................................       237,078   $   2,567,299        49,149   $     593,550
   Shares issued in reinvestment of distributions ..       410,319       4,420,903       130,747       1,579,036
   Shares redeemed .................................    (6,094,265)    (65,682,501)     (814,055)     (9,835,790)
                                                       -----------   -------------   -----------   -------------
   Net increase (decrease) .........................    (5,446,868)  $ (58,694,299)     (634,159)  $  (7,663,204)
                                                       ===========   =============   ===========   =============


                             Semiannual Report | 217

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                           FRANKLIN HIGH YIELD          FRANKLIN NEW JERSEY
                                                           TAX-FREE INCOME FUND       TAX-FREE INCOME FUND(A)
                                                       ---------------------------   -------------------------
                                                          SHARES         AMOUNT        SHARES        AMOUNT
                                                       -----------   -------------   ----------   ------------
CLASS C SHARES:
Six Months ended August 31, 2008
   Shares sold .....................................    12,457,171   $ 128,246,592    4,132,431   $ 49,341,913
   Shares issued in reinvestment of distributions ..     1,027,083      10,532,363      191,186      2,277,728
   Shares redeemed .................................    (6,156,577)    (63,228,483)  (1,133,767)   (13,520,956)
                                                       -----------   -------------   ----------   ------------
   Net increase (decrease) .........................     7,327,677   $  75,550,472    3,189,850   $ 38,098,685
                                                       ===========   =============   ==========   ============
Year ended February 29, 2008
   Shares sold .....................................    12,606,168   $ 136,314,998    3,963,378   $ 48,078,882
   Shares issued in reinvestment of distributions ..     1,779,774      19,232,738      323,070      3,910,931
   Shares redeemed .................................   (13,586,770)   (146,501,402)  (2,721,708)   (32,965,949)
                                                       -----------   -------------   ----------   ------------
   Net increase (decrease) .........................       799,172   $   9,046,334    1,564,740   $ 19,023,864
                                                       ===========   =============   ==========   ============
ADVISOR CLASS SHARES:
Six Months ended August 31, 2008
   Shares sold .....................................     5,910,863   $  60,093,990       60,142   $    713,529
   Shares issued in reinvestment of distributions ..        88,551         898,940          120          1,415
   Shares redeemed .................................    (2,616,422)    (26,644,080)        (629)        (7,404)
                                                       -----------   -------------   ----------   ------------
   Net increase (decrease) .........................     3,382,992   $  34,348,850       59,633   $    707,540
                                                       ===========   =============   ==========   ============
Year ended February 29, 2008
   Shares sold .....................................    13,907,786   $ 148,681,975
   Shares issued in reinvestment of distributions ..        58,477         621,453
   Shares redeemed .................................    (4,444,576)    (47,201,768)
                                                       -----------   -------------
   Net increase (decrease) .........................     9,521,687   $ 102,101,660
                                                       ===========   =============

(a) For the period July 1, 2008 (effective date) to August 31, 2008, for Advisor Class.

                                                             FRANKLIN OREGON           FRANKLIN PENNSYLVANIA
                                                           TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                       ---------------------------   -------------------------
                                                          SHARES         AMOUNT        SHARES        AMOUNT
                                                       -----------   -------------   ----------   ------------
CLASS A SHARES:
Six Months ended August 31, 2008
   Shares sold .....................................    8,281,042    $ 96,168,302     7,851,144   $ 79,555,693
   Shares issued in reinvestment of distributions ..      985,740      11,426,797     1,041,458     10,548,574
   Shares redeemed .................................   (4,184,205)    (48,491,988)   (4,100,122)   (41,432,390)
                                                       ----------    ------------    ----------   ------------
   Net increase (decrease) .........................    5,082,577    $ 59,103,111     4,792,480   $ 48,671,877
                                                       ==========    ============    ==========   ============
Year ended February 29, 2008
   Shares sold .....................................   11,545,590    $135,606,551    14,217,025   $146,656,423
   Shares issued in reinvestment of distributions ..    1,724,194      20,243,343     1,888,388     19,462,421
   Shares redeemed .................................   (6,879,077)    (80,637,612)   (9,056,899)   (93,313,854)
                                                       ----------    ------------    ----------   ------------
   Net increase (decrease) .........................    6,390,707    $ 75,212,282     7,048,514   $ 72,804,990
                                                       ==========    ============    ==========   ============


                             218 | Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                             FRANKLIN OREGON           FRANKLIN PENNSYLVANIA
                                                           TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                       ---------------------------   -------------------------
                                                          SHARES         AMOUNT        SHARES        AMOUNT
                                                       -----------   -------------   ----------   ------------
CLASS B SHARES:
Six Months ended August 31, 2008
   Shares sold .....................................                                     19,157   $    195,366
   Shares issued in reinvestment of distributions ..                                     42,135        428,419
   Shares redeemed .................................                                   (337,522)    (3,425,192)
                                                                                     ----------   ------------
   Net increase (decrease) .........................                                   (276,230)  $ (2,801,407)
                                                                                     ==========   ============
Year ended February 29, 2008
   Shares sold .....................................                                     34,269   $    356,647
   Shares issued in reinvestment of distributions ..                                     89,957        930,268
   Shares redeemed .................................                                   (513,532)    (5,317,002)
                                                                                     ----------   ------------
   Net increase (decrease) .........................                                   (389,306)  $ (4,030,087)
                                                                                     ==========   ============
CLASS C SHARES:
Six Months ended August 31, 2008
   Shares sold .....................................    1,976,480    $ 23,197,413     2,701,402   $ 27,594,867
   Shares issued in reinvestment of distributions ..      111,526       1,306,532       136,425      1,393,205
   Shares redeemed .................................     (668,067)     (7,837,905)     (617,487)    (6,307,292)
                                                       ----------    ------------    ----------   ------------
   Net increase (decrease) .........................    1,419,939    $ 16,666,040     2,220,340   $ 22,680,780
                                                       ==========    ============    ==========   ============
Year ended February 29, 2008
   Shares sold .....................................    2,110,384    $ 25,039,193     2,532,495   $ 26,319,542
   Shares issued in reinvestment of distributions ..      185,508       2,199,832       228,837      2,376,995
   Shares redeemed .................................   (1,393,397)    (16,529,796)   (1,449,463)   (15,031,616)
                                                       ----------    ------------    ----------   ------------
   Net increase (decrease) .........................      902,495    $ 10,709,229     1,311,869   $ 13,664,921
                                                       ==========    ============    ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                             Semiannual Report | 219

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Funds, except the Franklin Federal Limited-Term Tax-Free Income Fund, pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including$15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including$20 billion
       0.360%         In excess of $20 billion

The Franklin Federal Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.500%         Up to and including $100 million
       0.450%         Over $100 million, up to and including $250 million
       0.425%         Over $250 million, up to and including $500 million
       0.400%         In excess of $500 million

B. ADMINISTRATIVE FEES

FT Services provides administrative services to the Funds. Under an agreement with Advisers, the administrative fee for the Funds is paid by Advisers, except for the Franklin Federal Limited-Term Tax-Free Income Fund, based on each fund's average daily net assets, and is not an additional expense of the funds. The Franklin Federal Limited-Term Tax-Free Income Fund pays an administrative fee to FT Services of 0.20% per year of its respective average daily net assets.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.


                             220 | Semiannual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                                    FRANKLIN       FRANKLIN      FRANKLIN      FRANKLIN
                                                    ARIZONA        COLORADO     CONNECTICUT     DOUBLE
                                                    TAX-FREE       TAX-FREE      TAX-FREE      TAX-FREE
                                                  INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                                                 -------------   ------------   -----------   -----------
Reimbursement Plans:
   Class A ...................................       0.10%           0.10%         0.10%         0.10%
Compensation Plans:
   Class B ...................................       0.65%             --            --            --
   Class C ...................................       0.65%           0.65%         0.65%         0.65%

                                                    FRANKLIN       FRANKLIN
                                                    FEDERAL         FEDERAL       FRANKLIN      FRANKLIN
                                                 INTERMEDIATE-   LIMITED-TERM    HIGH YIELD    NEW JERSEY
                                                 TERM TAX-FREE     TAX-FREE       TAX-FREE      TAX-FREE
                                                  INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                                                 -------------   ------------   -----------   -----------
Reimbursement Plans:
   Class A ...................................       0.10%             --          0.10%         0.10%
Compensation Plans:
   Class A ...................................         --            0.15%           --            --
   Class B ...................................         --              --          0.65%         0.65%
   Class C ...................................       0.65%             --          0.65%         0.65%

                                                    FRANKLIN       FRANKLIN
                                                     OREGON      PENNSYLVANIA
                                                    TAX-FREE       TAX-FREE
                                                  INCOME FUND     INCOME FUND
                                                 -------------   ------------
Reimbursement Plans:
   Class A ...................................       0.10%           0.10%
Compensation Plans:
   Class B ...................................         --            0.65%
   Class C ...................................       0.65%           0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                    FRANKLIN       FRANKLIN      FRANKLIN      FRANKLIN
                                                    ARIZONA        COLORADO     CONNECTICUT     DOUBLE
                                                    TAX-FREE       TAX-FREE      TAX-FREE      TAX-FREE
                                                  INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                                                 -------------   ------------   -----------   -----------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers .......      $185,279       $138,905       $115,211      $153,966
Contingent deferred sales charges retained ...      $ 48,189       $ 10,248       $ 13,847      $  8,332


                            Semiannual Report | 221

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS (CONTINUED)

                                                    FRANKLIN       FRANKLIN
                                                    FEDERAL         FEDERAL       FRANKLIN      FRANKLIN
                                                 INTERMEDIATE-   LIMITED-TERM    HIGH YIELD    NEW JERSEY
                                                 TERM TAX-FREE     TAX-FREE       TAX-FREE      TAX-FREE
                                                  INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                                                 -------------   ------------   -----------   -----------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers .......      $52,101         $19,200       $792,276      $210,059
Contingent deferred sales charges retained ...      $18,159         $13,468       $158,134      $ 98,364

                                                    FRANKLIN       FRANKLIN
                                                     OREGON      PENNSYLVANIA
                                                    TAX-FREE       TAX-FREE
                                                  INCOME FUND     INCOME FUND
                                                 -------------   ------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers .......      $266,999        $216,547
Contingent deferred sales charges retained ...      $ 16,883        $ 25,428

E. TRANSFER AGENT FEES

For the period ended August 31, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                    FRANKLIN       FRANKLIN      FRANKLIN      FRANKLIN
                                                    ARIZONA        COLORADO     CONNECTICUT     DOUBLE
                                                    TAX-FREE       TAX-FREE      TAX-FREE      TAX-FREE
                                                  INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                                                 -------------   ------------   -----------   -----------
Transfer agent fees ..........................      $92,549         $59,969       $45,119       $77,643

                                                    FRANKLIN       FRANKLIN
                                                    FEDERAL         FEDERAL       FRANKLIN      FRANKLIN
                                                 INTERMEDIATE-   LIMITED-TERM    HIGH YIELD    NEW JERSEY
                                                 TERM TAX-FREE     TAX-FREE       TAX-FREE      TAX-FREE
                                                  INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                                                 -------------   ------------   -----------   -----------
Transfer agent fees ..........................      $113,452        $5,443        $810,392      $164,993

                                                    FRANKLIN       FRANKLIN
                                                     OREGON      PENNSYLVANIA
                                                    TAX-FREE       TAX-FREE
                                                  INCOME FUND     INCOME FUND
                                                 -------------   ------------
Transfer agent fees ..........................      $87,907         $149,134

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Federal Limited-Term Tax-Free Income Fund, FT Services and Advisers have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through June 30, 2009. Total expenses waived or paid are not subject to reimbursement by the fund subsequent to the fund's fiscal year end. After June 30, 2009, FT Services and Advisers may discontinue this waiver at any time upon notice to the fund's Board of Trustees.


                            222 | Semiannual Report

Franklin Tax-Free Trust

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At February 29, 2008, the capital loss carryforwards were as follows:

                                                    FRANKLIN       FRANKLIN      FRANKLIN      FRANKLIN
                                                    ARIZONA        COLORADO     CONNECTICUT     DOUBLE
                                                    TAX-FREE       TAX-FREE      TAX-FREE      TAX-FREE
                                                  INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                                                 -------------   ------------   -----------   -----------
Capital loss carryforwards expiring in:
   2009 .......................................   $        --     $  799,233     $  427,481    $     --
   2011 .......................................            --         81,665         53,698          --
   2012 .......................................    18,541,917      4,695,674      3,034,219          --
   2013 .......................................            --             --             --     200,921
   2014 .......................................     2,638,564             --             --     152,458
   2015 .......................................       659,023             --             --     134,018
   2016 .......................................            --             --             --     503,897
                                                  -----------     ----------     ----------    --------
                                                  $21,839,504     $5,576,572     $3,515,398    $991,294
                                                  ===========     ==========     ==========    ========

                                                    FRANKLIN       FRANKLIN
                                                    FEDERAL         FEDERAL       FRANKLIN     FRANKLIN
                                                 INTERMEDIATE-   LIMITED-TERM    HIGH YIELD    NEW JERSEY
                                                 TERM TAX-FREE     TAX-FREE       TAX-FREE     TAX-FREE
                                                  INCOME FUND     INCOME FUND    INCOME FUND  INCOME FUND
                                                 -------------   ------------   ------------  -----------
Capital loss carryforwards expiring in:
   2009 ......................................     $1,207,419      $     --     $ 73,985,675   $       --
   2010 ......................................        614,893            --       63,519,381           --
   2011 ......................................             --            --      131,377,453           --
   2012 ......................................      2,156,839            --       50,621,589    1,217,817
   2013 ......................................        373,568            --       35,250,377           --
   2014 ......................................        213,358        22,356        7,711,279           --
   2015 ......................................        361,303       319,808               --           --
   2016 ......................................      1,114,337         4,384       62,972,830           --
                                                   ----------      --------     ------------   ----------
                                                   $6,041,717      $346,548     $425,438,584   $1,217,817
                                                   ==========      ========     ============   ==========

                                                    FRANKLIN       FRANKLIN
                                                     OREGON      PENNSYLVANIA
                                                    TAX-FREE       TAX-FREE
                                                  INCOME FUND     INCOME FUND
                                                 -------------   ------------
Capital loss carryforwards expiring in:
   2009 ......................................     $  966,007     $  147,242
   2010 ......................................      1,860,003      4,726,279
   2012 ......................................      2,455,722             --
   2013 ......................................             --        876,215
   2016 ......................................        972,134             --
                                                   ----------     ----------
                                                   $6,253,866     $5,749,736
                                                   ==========     ==========

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At February 29, 2008, the Franklin Double Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund deferred realized capital losses of $482,541 and $346,145, respectively.


                             Semiannual Report | 223

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

At August 31, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                    FRANKLIN        FRANKLIN       FRANKLIN
                                                     ARIZONA        COLORADO      CONNECTICUT
                                                    TAX-FREE        TAX-FREE       TAX-FREE
                                                   INCOME FUND     INCOME FUND    INCOME FUND
                                                 --------------   ------------   ------------
Cost of investments ..........................   $1,092,349,647   $558,433,635   $439,577,199
                                                 ==============   ============   ============
Unrealized appreciation ......................   $   33,997,105   $ 16,530,632   $  9,112,315
Unrealized depreciation ......................      (31,669,103)   (16,550,927)    (8,022,354)
                                                 --------------   ------------   ------------
Net unrealized appreciation (depreciation) ...   $    2,328,002   $    (20,295)  $  1,089,961
                                                 ==============   ============   ============

                                                   FRANKLIN      FRANKLIN FEDERAL   FRANKLIN FEDERAL
                                                    DOUBLE      INTERMEDIATE-TERM     LIMITED-TERM
                                                   TAX-FREE          TAX-FREE           TAX-FREE
                                                  INCOME FUND      INCOME FUND         INCOME FUND
                                                 ------------   -----------------   ----------------
Cost of investments ..........................   $594,507,385     $841,845,720        $79,659,832
                                                 ============     ============        ===========
Unrealized appreciation ......................   $ 15,111,063     $ 16,010,193        $   592,539
Unrealized depreciation ......................    (16,990,227)      (6,355,415)           (90,344)
                                                 ------------     ------------        -----------
Net unrealized appreciation (depreciation) ...   $ (1,879,164)    $  9,654,778        $   502,195
                                                 ============     ============        ===========

                                                    FRANKLIN         FRANKLIN        FRANKLIN
                                                   HIGH YIELD       NEW JERSEY        OREGON
                                                    TAX-FREE         TAX-FREE        TAX-FREE
                                                   INCOME FUND      INCOME FUND     INCOME FUND
                                                 --------------   --------------   ------------
Cost of investments ..........................   $6,114,012,904   $1,422,593,592   $890,114,751
                                                 ==============   ==============   ============
Unrealized appreciation ......................   $  221,245,930   $   49,139,264   $ 29,740,328
Unrealized depreciation ......................     (315,517,498)     (26,920,799)   (11,707,131)
                                                 --------------   --------------   ------------
Net unrealized appreciation (depreciation) ...   $  (94,271,568)  $   22,218,465   $ 18,033,197
                                                 ==============   ==============   ============

                                                   FRANKLIN
                                                 PENNSYLVANIA
                                                   TAX-FREE
                                                  INCOME FUND
                                                 ------------
Cost of investments ..........................   $994,150,338
                                                 ============
Unrealized appreciation ......................   $ 29,702,692
Unrealized depreciation ......................    (21,177,383)
                                                 ------------
Net unrealized appreciation (depreciation) ...   $  8,525,309
                                                 ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, bond workout expenditures and bond discounts.


                            224 | Semiannual Report

Franklin Tax-Free Trust

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended August 31, 2008, were as follows:

                                                    FRANKLIN        FRANKLIN      FRANKLIN      FRANKLIN
                                                     ARIZONA        COLORADO    CONNECTICUT      DOUBLE
                                                    TAX-FREE        TAX-FREE      TAX-FREE      TAX-FREE
                                                   INCOME FUND    INCOME FUND   INCOME FUND   INCOME FUND
                                                  ------------    -----------   -----------   -----------
Purchases ....................................    $143,565,344    $78,717,525   $64,962,017   $94,698,259
Sales ........................................    $ 85,482,003    $31,334,428   $11,169,170   $42,220,783

                                                    FRANKLIN       FRANKLIN
                                                    FEDERAL         FEDERAL       FRANKLIN       FRANKLIN
                                                 INTERMEDIATE-   LIMITED-TERM    HIGH YIELD     NEW JERSEY
                                                 TERM TAX-FREE     TAX-FREE       TAX-FREE       TAX-FREE
                                                  INCOME FUND     INCOME FUND    INCOME FUND    INCOME FUND
                                                 -------------   ------------   ------------   -----------
Purchases ....................................    $177,038,258    $24,419,561   $795,954,714   $145,171,848
Sales ........................................    $ 62,765,766    $ 2,990,000   $457,916,849   $ 30,785,040

                                                   FRANKLIN       FRANKLIN
                                                    OREGON      PENNSYLVANIA
                                                   TAX-FREE       TAX-FREE
                                                 INCOME FUND     INCOME FUND
                                                 ------------   ------------
Purchases ....................................   $60,144,346    $111,397,590
Sales ........................................   $12,554,330    $ 42,729,111

6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin High Yield Tax-Free Income Fund has 33.20% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin High Yield Tax-Free Income Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At August 31, 2008, the value of this security was $5,046,875 representing 0.08% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.


                            Semiannual Report | 225

Franklin Tax-Free Trust

7. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories, except for the Franklin Federal Intermediate-Term Tax-Free Income Fund, the Franklin Federal Limited-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories.

8. OTHER CONSIDERATIONS

Officers, directors or employees of the Franklin High Yield Tax-Free Income Fund Investment Manager, may serve from time to time as members of bondholders' steering committees or official creditors' committees. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

9. UPCOMING ACQUISITIONS/MERGERS

On July 10, 2008, the Board of Trustees for the Franklin California Tax-Free Trust and the Franklin New York Tax-Free Trust approved a proposal to merge the Franklin California Limited-Term Tax-Free Income Fund and the Franklin New York Limited-Term Tax-Free Income Fund into the Franklin Federal Limited-Term Tax-Free Income Fund, subject to approval by the shareholders of the Franklin California Limited-Term Tax-Free Income Fund and the Franklin New York Limited-Term Tax-Free Income Fund.

10. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on March 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.


                             226 | Semiannual Report

Franklin Tax-Free Trust

10. FAIR VALUE MEASUREMENTS (CONTINUED)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At August 31, 2008, all of the Funds' investments in securities carried at fair value were in Level 2 inputs.


                            Semiannual Report | 227

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             228 | Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund(1)

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund(1)
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Opportunities Fund(2)
Franklin Small Cap Growth Fund(3)
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(4)
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Focused Core Equity Fund
Franklin Growth Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton Income Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(3.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(4.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

                                               Not part of the semiannual report

10/08

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF3 S2008 10/08





      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A


      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST


By /s/GALEN G. VETTER
  -------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  October 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/GALEN G. VETTER
  -------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  October 28, 2008


By /s/LAURA F. FERGERSON
  -------------------
      Laura F. Fergerson
      Chief Financial Officer
Date  October 28, 2008